UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-08495
NATIONWIDE MUTUAL FUNDS
(Exact name of registrant as specified in charter)
1200 RIVER ROAD, SUITE 1000, CONSHOHOCKEN, PENNSYLVANIA 19428
(Address of principal executive offices)           (Zip code)
Eric E. Miller, Esq.
1200 River Road
Suite 1000
Conshohocken, Pennsylvania 19428
(Name and address of agent for service)
Registrant’s telephone number, including area code: (484) 530-1300
Date of fiscal year end: October 31, 2008
Date of reporting period: November 1, 2007 through October 31, 2008
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than ten (10) days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR § 270.30e-1). The Commission may use the information provided on Form N-CSR in the Commission’s regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR § 270.30e-1).

Nationwide Mutual Funds
Annual Report
October 31, 2008

Equity Funds
Nationwide International Value Fund
Nationwide Large Cap Value Fund
Nationwide Micro Cap Equity Fund
Nationwide Mid Cap Growth Fund
Nationwide U.S. Small Cap Value Fund
Nationwide Value Fund
Nationwide Value Opportunities Fund

Fixed-Income Funds
Nationwide Bond Fund
Nationwide Enhanced Income Fund
Nationwide Government Bond Fund
Nationwide Short Duration Bond Fund

AnnualReport
October 31, 2008

Contents

1	Message to Shareholders

Equity Funds
5	Nationwide International Value Fund
21	Nationwide Large Cap Value Fund
34	Nationwide Micro Cap Equity Fund
49	Nationwide Mid Cap Growth Fund
61	Nationwide U.S. Small Cap Value Fund
82	Nationwide Value Fund
94	Nationwide Value Opportunities Fund

Fixed Income Funds
109	Nationwide Bond Fund
125	Nationwide Enhanced Income Fund
138	Nationwide Government Bond Fund
155	Nationwide Short Duration Bond Fund
169	Notes to Financial Statements

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on nationwidefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

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Message to Shareholders
October 31, 2008

Dear Shareholder:

Challenging developments in financial markets, as well as in the global economy particularly during the latter months of the annual reporting period, have dominated the news cycles. Commentators have described the decline as “unprecedented in our lifetime.” Unfortunately, I cannot contradict the pundits. Nearly across the board, markets are posting negative performance numbers in the double digits. As for our funds, while some performed well relative to their peer groups, most have lost value.

The causes for the prevailing negative market conditions have been well documented in the press and elsewhere. The failure of high-profile financial institutions and the extraordinary government intervention have left no asset class unaffected. While I can’t give you good news at this time, I can urge you to keep these events in perspective.

It’s important to remember that economic markets never stand still. They’re volatile by nature. Of course, that premise is easier to accept when markets are going up. However, we approach investing from a long-term perspective. Staying focused, adhering to a plan and remaining aware of your options will help you endure various market conditions.

Nationwide® and Nationwide Funds Groupsm continue to work with investors to help them keep a solid grasp on their long-term financial goals. Our approach is deliberate and our commitment is firm. We do not foresee a fast recovery from the ongoing economic and market turbulence. However, we believe that our underlying investment principles are sound.

In closing, we thank you for entrusting your assets to Nationwide Funds Group.

Sincerely,

Michael S. Spangler
President
Nationwide Mutual Funds

This report and the holdings provided are for informational purposes only, and are not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is accurate as of the date of this report and is subject to change at any time. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s internet site nationwidefunds.com.

There is no assurance that a diversified portfolio will produce better results than a nondiversified portfolio.

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved.

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Lipper Inc., a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Funds in the Lipper Small-Cap Core Funds category invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

Barclays Capital U.S. Aggregate Bond Index [formerly Lehman Brothers (LB) U.S. Aggregate Bond Index]: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year

2008 Annual Report 1

Message to Shareholders (Continued)
October 31, 2008

or more) that is generally representative of the bond market as a whole.

Barclays Capital U.S. Credit Bond Index [formerly Lehman Brothers U.S. Credit Bond Index]: An unmanaged index (and a component of the Barclays Capital U. S. Government/Credit Bond Index – formerly Lehman Brothers U.S. Government/Credit Index) that measures the performance of publicly issued U.S. corporate and foreign debentures and secured notes meeting certain maturity, liquidity and quality requirements.

Merrill Lynch (ML) 1-3 Year Treasury Index: An unmanaged index that tracks short-term U.S. Treasury notes and bonds with maturities of one to three years.

Merrill Lynch (ML) 1-Year Treasury Bill (T-Bill) Index: An unmanaged index that comprises a single issue purchased at the beginning of the month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill with the longest maturity.

Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index: An unmanaged index that comprises a single issue purchased at the beginning of the month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the rebalancing date.

Merrill Lynch (ML) Government Master Index: An unmanaged index that gives a broad look at how U.S. government bonds have performed.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the 1,000 largest companies in the Russell 3000® Index, which represent approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 1000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Russell 2000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Russell Microcaptm Growth Index: An unmanaged index that provides a comprehensive, unbiased measurement of the performance of the microcap growth segment of the U.S. equity market based on continuous empirical research of microcap growth investment manager behavior; represents those stocks in the Russell Microcaptm Index with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s MidCap 400 (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

Investments in small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility. These risks are magnified for investments in micro-cap

2 Annual Report 2008

companies. Investments in companies of different size within a broad small-capitalization range and may fail to produce the returns and/or diversification benefits of the overall U.S. small-capitalization market.

Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. This can cause a Fund that employs a value style of investing to underperform other funds that use different investing styles.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

While the Nationwide Bond Fund, the Nationwide Enhanced Income Fund, the Nationwide Government Bond Fund and the Nationwide Short Duration Bond Fund invest primarily in securities of the U.S. government and its agencies, these Funds’ value is not guaranteed by these entities.

The Nationwide Enhanced Income Fund and the Nationwide Short Duration Bond Fund may purchase securities in derivatives, which can be very volatile and carry high transaction costs. These Funds also may purchase mortgage-backed and asset-backed securities, which are sensitive to fluctuations in interest rates. In addition, these securities are subject to prepayment, which may cause a Fund to reinvest in securities with lower interest rates.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Sales charge and fee information: Nationwide International Value Fund, Nationwide Large Cap Value Fund, Nationwide Micro Cap Equity Fund, Nationwide Mid Cap Growth Fund, Nationwide U.S. Small Cap Value Fund, Nationwide Value Fund and Nationwide Value Opportunities Fund Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower.

Sales charge and fee information: Nationwide Bond Fund and Nationwide Government Bond Fund Class A shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower.

Sales charge and fee information: Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund Class A shares have up to a 2.25% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 1-800-848-0920 to request a prospectus, or download a prospectus at nationwidefunds.com. Please read it carefully before investing any money.

The Funds’ adviser, or its employees, may have a position in the securities named in this report. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with any of the subadvisers listed in this report, except Nationwide Asset Management, LLC.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services, Inc. (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds. NFS is an affiliate of Nationwide Mutual Insurance Company.

2008 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the year ended October 31, 2008.

The economic conditions during the reporting period were driven by events that began to take shape in mid-year 2007 as the bursting of the U.S. housing bubble triggered a number of collateral impacts across the global economy. Specifically, substantial dislocations occurred in global financial markets. The financial imbalances and subprime mortgage default issues that became obvious to everyone in late 2007 mushroomed into a global financial crisis marked by diminishing liquidity and plunging asset values.

Financial services and cyclical stocks were the areas most aggressively pressured during the reporting period as the economy slowed and the residential housing market and the mortgages backing it soured. These problems included: (1) the failures of several prominent U.S. financial institutions; (2) the U.S. government’s takeover of Fannie Mae and Freddie Mac (the government-sponsored enterprises representing a large portion of the U.S. residential mortgage market); (3) the reorganization of Wall Street’s remaining investment banks (The Goldman Sachs Group, Inc. and Morgan Stanley) as bank holding companies; and (4) the need to pass a $700 billion Troubled Asset Relief Program (TARP) bill by the U.S. Congress.

In short, the reporting period was filled with events that have not happened in more than 50 years, and, in many cases, since the Great Depression. Worldwide recession fears, fueled by these financial problems, resulted in sizable double-digit declines in nearly all segments of the investment market as well as increased volatility throughout the reporting period, along with rapid changes in relative performance among economic sectors. This was especially true in commodities; prices both surged and fell sharply during the course of the reporting period.

Large-capitalization U.S. equities, as measured by the large-cap Standard & Poor’s 500® (S&P 500) Index, fell 36% during the reporting period as credit markets deteriorated and market volatility reached record levels. Mid-cap U.S. equities, as measured by the Standard & Poor’s MidCap 400 (S&P 400) Index, lost 37%, and small-cap U.S. equities, as measured by the Russell 2000® Index, declined 34%.

In general, international stocks were even more negatively affected than U.S. equities. International developed market stocks, as measured by the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, lost more than 46% during the reporting period, including a loss of more than 34% during the last three months of the period. Emerging market stocks, as measured by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, lost more than 56% during the reporting period, including a loss of more than 44% during the last three months of the period.

The reporting period was a time of general disappointment for fixed-income investors as well. The broad-based Barclays Capital U.S. Aggregate Bond Index [formerly Lehman Brothers (LB) U.S. Aggregate Bond Index] gained a mere 0.31%. Continuing credit market woes, however, coupled with uncertainty about the extent of government intervention to help ease the liquidity crunch, served to drag down U.S. investment-grade corporate bonds by nearly 14% during the reporting period.

4 Annual Report 2008

Nationwide International Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the period from January 1, 2008 through October 31, 2008, the Nationwide International Value Fund (Class A at NAV) registered -50.26% and its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, registered -43.25%. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of International Large-Cap Value Funds (consisting of 88 funds as of October 31, 2008) was -44.24% for the 10 months ended October 31, 2008.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s position in Tokyo Electric Power Co.  contributed to relative returns. Within the defensive medical sector, the Fund’s positions in Sanofi-Aventis and GlaxoSmithKline plc also contributed on a relative basis.

What areas of investment detracted from Fund performance?

HBOS plc, The Royal Bank of Scotland Group plc and Fortis SA/NV were among the largest detractors from Fund performance, because the financials sector was being battered by the continued economic crisis. As the credit crisis entered a new and more menacing phase in the third quarter of 2008, Fortis, HBOS and financial institutions were undermined by gridlock in the interbank market. Despite sound fundamentals, HBOS suffered due to fears about its access to short-term funding.

While our research indicated that HBOS was adequately capitalized after its rights issue in the second quarter of 2008 and faced no immediate liquidity threat, we underestimated the probability that it would face a crisis of confidence that forced it into a takeover by Lloyds TSB Group plc. Benelux bank Fortis fell on fears that its capital position was not strong enough to see it through the market stress. The Belgian, Netherlands and Luxembourg governments subsequently rescued the bank at the end of the third quarter of 2008. In other sectors, Fund holding Renault S.A. traded lower based on general fears of consumer weakness, especially in the United States, where the company is exposed due to its stake in fellow automaker Nissan Motor Co., Ltd.

What is your outlook for the near term?

Our research and experience as value managers have taught us to keep portfolio risk proportionate with the value opportunity we identify. After a lengthy period of compression, valuation spreads have widened. If this trend continues, we may see increased opportunities to raise the Fund’s concentration in undervalued industries and companies.

Subadviser:
AllianceBernstein L.P.

Portfolio Managers:
Henry S. D’Auria, Sharon E. Fay, Eric J. Franco, and Kevin F. Simms

2008 Annual Report 5

Fund Performance	Nationwide International Value Fund

Average Annual Total Return
(For periods ended October 31, 2008)

Inception1*

Class A w/o SC2	-50.26%
w/SC3	-53.12%

Class C w/o SC2	-50.46%
w/SC4	-50.95%

Institutional Service Class[5]	-50.12%

Institutional Class[5]	50.02%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

[1]	Fund commenced operations on December 21, 2007.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide International Value Fund, Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI EAFE - an unmanaged index of companies whose securities are listed on the stock exchanges of the U.S., Europe, Canada, Australia and the Far East - gives a broad look at how the stock prices of these companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2008

Shareholder	Nationwide International Value Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2008

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide International Value Fund			05/01/08	10/31/08	05/01/08 - 10/31/08[a]	05/01/08 - 10/31/08[a]

Class A Shares	Actual		1,000.00	523.07	5.26	1.37
	Hypothetical	[b]	1,000.00	1,018.23	6.99	1.37

Class C Shares	Actual		1,000.00	522.03	7.74	2.02
	Hypothetical	[b]	1,000.00	1,014.96	10.30	2.02

Institutional Service Class	Actual		1,000.00	523.90	4.44	1.16
	Hypothetical	[b]	1,000.00	1,019.31	5.90	1.16

Institutional Class	Actual		1,000.00	525.02	3.75	0.98
	Hypothetical	[b]	1,000.00	1,020.22	4.97	0.98

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Annual Report 7

Portfolio Summary	Nationwide International Value Fund
October 31, 2008

Asset Allocation

Common Stocks	98.3%
Repurchase Agreements	2.4%
Preferred Stocks	0.0%
Rights	0.0%
Liabilities in excess of other assets	-0.7%

100.0%

Top Industries

Oil, Gas & Consumable Fuels	18.1%
Commercial Banks	10.7%
Pharmaceuticals	7.2%
Metals & Mining	6.5%
Chemicals	6.0%
Automobiles	5.5%
Diversified Telecommunication Services	5.0%
Insurance	5.0%
Capital Markets	3.3%
Electric Utilities	3.0%
Other	29.7%

100.0%

Top Holdings*

Royal Dutch Shell PLC, Class A	4.1%
BP PLC	3.1%
Total SA	2.9%
GlaxoSmithKline PLC	2.9%
Vodafone Group PLC	2.6%
Sanofi-Aventis SA	2.2%
Novartis AG	2.1%
BNP Paribas	2.1%
BASF SE	2.0%
E. ON AG	2.0%
Other	74.0%

100.0%

Top Countries

Japan	22.2%
United Kingdom	16.5%
France	14.6%
Germany	12.5%
Canada	5.1%
Switzerland	3.9%
Italy	3.7%
Australia	3.6%
Netherlands	2.9%
Sweden	2.8%
Other	12.2%

100.0%

*	For purpose of listing top holdings, the repurchase agreement is included as part of Other.

8 Annual Report 2008

Statement of Investments
October 31, 2008

Nationwide International Value Fund

Common Stocks 98.3%

	Shares	Value

AUSTRALIA 3.6%(a)
Airline 0.6%
Qantas Airways Ltd.	455,836	$740,122

Commercial Banks 0.4%
National Australia Bank Ltd.	27,100	439,564

Containers & Packaging 0.6%
Amcor Ltd.	171,020	659,959

Metals & Mining 1.2%
BHP Billiton Ltd.	72,200	1,386,534
Minara Resources Ltd.	5,300	3,655

		1,390,189

Real Estate Management & Development 0.4%
Lend Lease Corp. Ltd.	88,700	410,284

Transportation Infrastructure 0.4%
Macquarie Infrastructure Group	347,534	455,355

		4,095,473

BELGIUM 1.1%(a)
Chemicals 1.1%
Solvay SA	13,370	1,243,460

Diversified Financial Services 0.0%
Fortis	24,800	28,729

		1,272,189

BRAZIL 0.3%
Commercial Banks 0.3%
Unibanco — Uniao de Bancos Brasileiros SA GDR	5,150	324,862

Metals & Mining 0.0%
Companhia Vale do Rio Doce ADR	400	4,684

		329,546

CANADA 5.1%
Chemicals 0.2%
Methanex Corp.	400	4,545
Nova Chemicals Corp.	19,900	258,495

		263,040

Commercial Banks 0.8%
National Bank of Canada	6,800	255,169
Toronto-Dominion Bank	14,700	694,492

		949,661

Insurance 1.9%
Fairfax Financial Holdings Ltd.	3,528	969,263
Industrial Alliance Insurance and Financial Services, Inc.	22,000	456,508
Sun Life Financial, Inc.	28,700	675,336

		2,101,107

Metals & Mining 0.7%
Barrick Gold Corp.	20,600	471,228
Inmet Mining Corp.	12,350	277,281

		748,509

Multi-Utility 0.0%
Atco Ltd., Class A	200	6,531

Oil, Gas & Consumable Fuels 1.5%
Imperial Oil Ltd.	22,600	800,041
Petro-Canada	33,600	840,558

		1,640,599

		5,709,447

CHINA 0.7%(a)
Diversified Telecommunication Services 0.0%
China Telecom Corp. Ltd.	6,000	2,135

Metals & Mining 0.1%
Jiangxi Copper Co. Ltd.	230,000	113,071

Oil, Gas & Consumable Fuels 0.6%
China Petroleum & Chemical Corp.	996,000	654,061

		769,267

FINLAND 0.9%(a)
Communications Equipment 0.9%
Nokia OYJ	67,200	1,029,265

Paper & Forest Products 0.0%
Stora Enso OYJ, Class R	3,100	28,825

		1,058,090

FRANCE 14.6%(a)
Auto Components 1.2%
Compagnie Generale des Etablissements Michelin, Class B	26,700	1,374,120

Automobiles 1.0%
Renault SA	35,100	1,075,615

Chemicals 0.3%
Arkema	14,300	327,265

Commercial Banks 4.9%
BNP Paribas	32,660	2,357,826
Credit Agricole SA	125,050	1,808,894
Societe Generale	24,435	1,331,678

		5,498,398

Diversified Telecommunication Services 1.0%
France Telecom SA	43,000	1,084,146

Media 1.1%
Lagardere SCA	32,700	1,300,005

Oil, Gas & Consumable Fuels 2.9%
Total SA	60,200	3,311,432

2008 Annual Report 9

Statement of Investments (Continued)
October 31, 2008

Nationwide International Value Fund (Continued)

Common Stocks (continued)
	Shares	Value

FRANCE (continued)

Pharmaceuticals 2.2%
Sanofi-Aventis SA	39,150	$2,480,148

		16,451,129

GERMANY 12.5%(a)
Airline 1.0%
Deutsche Lufthansa AG	80,300	1,117,120

Capital Markets 1.5%
Deutsche Bank AG	44,505	1,691,177

Chemicals 2.2%
BASF SE	68,600	2,302,697
Lanxess	11,500	174,029

		2,476,726

Construction & Engineering 0.0%
Bilfinger Berger AG	200	9,047

Diversified Telecommunication Services 1.7%
Deutsche Telekom AG	127,800	1,897,413

Electric Utility 2.0%
E. ON AG	57,960	2,217,925

Food Products 0.3%
Suedzucker AG	27,000	300,130

Health Care Providers & Services 0.3%
Celesio AG	13,700	402,174

Hotels, Restaurants & Leisure 0.4%
TUI AG	41,200	495,978

Insurance 3.1%
Allianz SE	23,570	1,773,426
Muenchener Rueckversicherungs AG	12,960	1,716,603

		3,490,029

Multi-Utility 0.0%
RWE AG	400	33,259

Semiconductors & Semiconductor Equipment 0.0%
Infineon Technologies AG*	5,400	16,891

		14,147,869

HONG KONG 0.7%(a)
Diversified Financial Services 0.0%
Guoco Group Ltd.	2,000	11,747

Real Estate Management & Development 0.1%
New World Development Ltd.	113,000	94,068

Textiles, Apparel & Luxury Goods 0.6%
Yue Yuen Industrial Holdings Ltd.	322,000	644,067

		749,882

ISRAEL 0.0%
Wireless Telecommunication Services 0.0%
Cellcom Israel Ltd.	200	5,892

ITALY 3.7%(a)
Diversified Telecommunication Services 1.2%
Telecom Italia SpA	817,800	939,354
Telecom Italia SpA — RSP	433,300	364,591

		1,303,945

Multi-Utility 0.6%
A2A SpA	354,300	645,681

Oil, Gas & Consumable Fuels 1.9%
ENI SpA	92,000	2,195,619

		4,145,245

JAPAN 22.1%(a)
Auto Components 0.0%
Takata Corp.	400	2,894

Automobiles 4.5%
Honda Motor Co. Ltd.	64,000	1,591,708
Nissan Motor Co. Ltd.	340,100	1,689,415
Toyota Motor Corp.	45,500	1,777,178

		5,058,301

Chemicals 1.4%
DIC Corp.	179,000	289,388
Mitsubishi Chemical Holdings Corp.	315,000	1,273,700
Tosoh Corp.	3,000	5,983

		1,569,071

Commercial Banks 0.9%
Sumitomo Mitsui Financial Group, Inc.	253	1,014,449

Computers & Peripherals 2.1%
Fujitsu Ltd.	254,000	998,881
Toshiba Corp.	385,000	1,391,833

		2,390,714

Consumer Finance 1.1%
ORIX Corp.	12,470	1,281,467

Diversified Telecommunication Services 1.1%
Nippon Telegraph & Telephone Corp.	320	1,306,096

Electric Utility 1.0%
Tokyo Electric Power Co., Inc. (The)	41,100	1,164,209

Electrical Equipment 0.3%
Furukawa Electric Co. Ltd.	116,000	350,480

10 Annual Report 2008

Common Stocks (continued)
	Shares	Value

JAPAN (continued)

Electronic Equipment & Instruments 1.3%
Hitachi High-Technologies Corp.	22,200	$360,140
Hitachi Ltd.	226,000	1,061,298

		1,421,438

Household Durables 0.8%
Sharp Corp.	127,000	906,616

Leisure Equipment & Products 0.4%
Namco Bandai Holdings, Inc.	43,700	449,476

Marine 0.4%
Mitsui OSK Lines Ltd.	81,000	423,061

Metals & Mining 2.8%
JFE Holdings, Inc.	52,200	1,332,174
Nippon Steel Corp.	254,000	855,116
Sumitomo Metal Mining Co. Ltd.	90,000	675,077
Yamato Kogyo Co. Ltd.	10,800	255,296

		3,117,663

Office Electronics 0.3%
Canon, Inc.	10,800	377,986

Oil, Gas & Consumable Fuels 0.6%
Nippon Mining Holdings, Inc.	215,000	658,325

Road & Rail 1.1%
East Japan Railway Co.	180	1,281,141

Semiconductors & Semiconductor Equipment 0.1%
Elpida Memory, Inc.*	24,300	129,577

Trading Companies & Distributors 1.9%
Mitsubishi Corp.	62,100	1,041,122
Mitsui & Co. Ltd.	109,000	1,056,371

		2,097,493

		25,000,457

LUXEMBOURG 0.7%(a)
Metals & Mining 0.7%
ArcelorMittal (XPAR)	30,900	803,599

NETHERLANDS 2.8%(a)
Chemicals 0.8%
Koninklijke DSM NV	30,700	854,848

Diversified Financial Services 0.7%
ING Groep NV CVA	87,900	824,439

Food & Staples Retailing 1.3%
Koninklijke Ahold NV	138,200	1,483,459

		3,162,746

NEW ZEALAND 0.0%(a)
Diversified Telecommunication Services 0.0%
Telecom Corp. of New Zealand Ltd.	13,600	18,291

NORWAY 1.8%(a)
Metals & Mining 0.3%
Norsk Hydro ASA	73,350	306,673

Oil, Gas & Consumable Fuels 1.5%
StatoilHydro ASA	86,200	1,734,902

		2,041,575

REPUBLIC OF KOREA 1.0%
Commercial Banks 0.4%
Industrial Bank of Korea GDR(a)	25,200	144,876
KB Financial Group, Inc. ADR*	11,700	287,937

		432,813

Semiconductors & Semiconductor Equipment 0.6%(a)
Hynix Semiconductor, Inc. GDR*	38,900	294,223
Samsung Electronics Co. Ltd. GDR	2,100	433,545

		727,768

		1,160,581

RUSSIAN FEDERATION 1.4%
Metals & Mining 0.7%(a)
JSC MMC Norilsk Nickel ADR	75,350	756,189

Oil, Gas & Consumable Fuels 0.7%
LUKOIL ADR(a)	20,360	781,641
LUKOIL Holding ADR	150	5,820

		787,461

		1,543,650

SINGAPORE 0.3%(a)
Marine 0.3%
Neptune Orient Lines Ltd.	344,000	290,643

SOUTH AFRICA 0.3%
Commercial Banks 0.3%(a)
ABSA Group Ltd.	37,400	391,800
Standard Bank Group Ltd.	0	4

		391,804

Industrial Conglomerate 0.0%
Bidvest Group Ltd.	295	3,145

Metals & Mining 0.0%(a)
ArcelorMittal South Africa Ltd.	600	5,679

		400,628

2008 Annual Report 11

Statement of Investments (Continued)
October 31, 2008

Nationwide International Value Fund (Continued)

Common Stocks (continued)
	Shares	Value

SPAIN 0.7%(a)
Oil, Gas & Consumable Fuels 0.7%
Repsol YPF SA	43,200	$821,393

SWEDEN 2.7%(a)
Commercial Banks 0.7%
Nordea Bank AB	97,800	784,304

Communications Equipment 1.1%
Telefonaktiebolaget LM Ericsson, Class B	189,000	1,287,296

Paper & Forest Products 0.9%
Svenska Cellulosa AB, Class B	132,500	978,963

		3,050,563

SWITZERLAND 3.9%(a)
Capital Markets 1.8%
Credit Suisse Group AG	53,100	1,986,300

Pharmaceuticals 2.1%
Novartis AG	46,620	2,367,155

		4,353,455

TAIWAN 0.6%
Computers & Peripherals 0.6%(a)
Compal Electronics, Inc. GDR	862,645	619,482

Semiconductors & Semiconductor Equipment 0.0%
United Microelectronics Corp. ADR	11,182	27,395

		646,877

THAILAND 0.5%
Oil, Gas & Consumable Fuels 0.5%
PTT PCL	73,400	337,435
Thai Oil PCL	297,700	178,466

		515,901

UNITED KINGDOM 16.3%(a)
Commercial Banks 2.0%
Barclays PLC	138,700	397,512
HBOS PLC	597,712	978,505
Royal Bank of Scotland Group PLC	850,340	936,467

		2,312,484

Food Products 0.9%
Associated British Foods PLC	86,600	968,806

Hotels, Restaurants & Leisure 0.6%
TUI Travel PLC	203,700	621,656

Media 0.1%
ITV PLC	220,928	106,678
Yell Group PLC	9,670	9,595

		116,273

Metals & Mining 0.0%
BHP Billiton PLC	1,800	30,559
Kazakhmys PLC	1,600	7,500

		38,059

Oil, Gas & Consumable Fuels 7.2%
BP PLC	428,400	3,491,361
Royal Dutch Shell PLC, Class A	168,300	4,664,231

		8,155,592

Pharmaceuticals 2.9%
GlaxoSmithKline PLC	169,900	3,265,464

Wireless Telecommunication Services 2.6%
Vodafone Group PLC	1,519,300	2,922,086

		18,400,420

Total Common Stocks		110,944,808

Preferred Stocks 0.0%(a)

REPUBLIC OF KOREA 0.0%
Samsung Electronics Co. Ltd. GDR	100	12,570

Total Preferred Stocks		12,570

Rights 0.0%(a)

BELGIUM 0.0%
Fortis	67,100	0

Total Rights		0

12 Annual Report 2008

Repurchase Agreement 2.4%

	Principal Amount	Value

CS First Boston, 0.08%, dated 10/31/08, due 11/03/08, repurchase price $2,710,737, collateralized U.S. Government Agency Mortgages ranging 0.00% — 5.50%, maturing 11/03/08 — 11/01/35; total market value of $2,764,933	$2,710,719	2,710,719

Total Investments (Cost $188,563,101) (b) — 100.7%		113,668,097
Liabilities in excess of other assets — (0.7)%		(784,791)

NET ASSETS — 100.0%		$112,883,306

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	See notes to financial statements for tax unrealized appreciation / (depreciation) of securities.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 13

Statement of Investments (Continued)
October 31, 2008

Nationwide International Value Fund (Continued)

At October 31, 2008, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows:

					Net Unrealized
	Delivery	Currency	Contract	Market	Appreciation/
Currency	Date	(Delivered)	Value	Value	(Depreciation)

Short Contracts:
Australia Dollar	12/15/08	$(8,430,000)	$(7,184,682)	$(5,575,480)	$1,609,202
British Pound	12/15/08	(621,000)	(1,000,493)	(996,407)	4,086
Canadian Dollar	12/15/08	(4,934,283)	(4,934,283)	(5,173,373)	(239,090)
Euro	12/15/08	(13,922,000)	(18,189,801)	(17,716,751)	473,050
Japanese Yen	12/15/08	(2,725,837,000)	(25,571,611)	(27,739,965)	(2,168,354)
Norwegian Krone	12/15/08	(38,494,000)	(5,422,454)	(5,700,624)	(278,170)
Swedish Krone	12/15/08	(46,861,000)	(6,185,736)	(6,036,093)	149,643
Swiss Franc	12/15/08	(5,666,000)	(5,036,892)	(4,892,053)	144,839

Total Short Contracts			$(73,525,952)	$(73,830,746)	$(304,794)

Long Contracts:
Australia Dollar	12/15/08	$8,430,000	$5,938,287	$5,575,480	$(362,807)
Euro	12/15/08	13,922,000	19,779,080	17,716,751	(2,062,329)
Japanese Yen	12/15/08	2,919,270,000	29,428,903	29,708,471	279,568
Norwegian Krone	12/15/08	38,494,000	6,708,259	5,700,624	(1,007,635)
Swedish Krone	12/15/08	58,961,000	8,736,840	7,594,676	(1,142,164)
Swiss Franc	12/15/08	1,194,000	1,053,314	1,030,906	(22,408)

Total Long Contracts			$71,644,683	$67,326,908	$(4,317,775)

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2008

Statement of Assets and Liabilities
October 31, 2008

Nationwide International Value
Fund

Assets:
Investments, at value (cost $185,852,382)	$110,957,378
Repurchase agreements, at value and cost	2,710,719

Total Investments	113,668,097

Foreign currency, at value (cost $2,104,807)	2,086,838
Unrealized appreciation on forward foreign currency contracts	2,703,792
Interest and dividends receivable	471,330
Receivable for capital shares issued	49,586
Receivable for investments sold	1,308,214
Reclaims receivable	15,933
Prepaid expenses and other assets	76,730

Total Assets	120,380,520

Liabilities:
Unrealized depreciation on forward foreign currency contracts	7,336,049
Payable for capital shares redeemed	45,502
Accrued expenses and other payables:
Investment advisory fees	87,116
Fund administration fees	9,146
Distribution fees	16
Trustee fees	44
Custodian fees	515
Other	18,826

Total Liabilities	7,497,214

Net Assets	$112,883,306

Represented by:
Capital	$195,380,604
Accumulated undistributed net investment income	4,632,257
Accumulated net realized losses from investment and foreign currency transactions	(7,568,672)
Net unrealized appreciation/(depreciation) from investments	(74,895,004)
Net unrealized appreciation/(depreciation) from foreign currency contracts	(4,632,257)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(33,622)

Net Assets	$112,883,306

Net Assets:
Class A Shares	$45,597
Class C Shares	6,752
Institutional Service Class Shares	112,812,006
Institutional Class Shares	18,951

Total	$112,883,306

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 15

Statement of Assets and Liabilities (Continued)

Nationwide International Value
Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	9,206
Class C Shares	1,365
Institutional Service Class Shares	22,746,787
Institutional Class Shares	3,816

Total	22,761,174

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$4.95
Class C Shares (a)	$4.95
Institutional Service Class Shares	$4.96
Institutional Class Shares	$4.97
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$5.25

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

16 Annual Report 2008

Statement of Operations
For the Period Ended October 31, 2008

Nationwide
International Value
Fund(a)

INVESTMENT INCOME:
Interest income	$80,465
Dividend income	1,483,756
Foreign tax withholding	(146,136)

Total Income	1,418,085

EXPENSES:
Investment advisory fees	540,217
Fund administration fees	62,680
Distribution fees Class A	78
Distribution fees Class C	74
Administrative servicing fees Class A	47
Administrative servicing fees Institutional Service Class	91,831
Registration and filing fees	22,258
Professional fees	18,960
Printing fees	6,102
Trustee fees	2,623
Compliance program costs (Note 3)	15
Custodian fees	22,959
Other	35,296

Total expenses before reimbursed/waived expenses	803,140

Earnings credit (Note 5)	(2,235)
Expenses reimbursed by Advisor	(70,312)

Net Expenses	730,593

NET INVESTMENT INCOME	687,492

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(7,568,672)
Net realized losses from foreign currency transactions	(3,177,478)

Net realized losses from investments and foreign currency transactions	(10,746,150)

Net change in unrealized appreciation/(depreciation) from investments	(74,895,004)
Net change in unrealized appreciation/(depreciation) from foreign currency contracts	(4,632,257)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(33,622)

Net change in unrealized appreciation/(depreciation) from investments, foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	(79,560,883)

Net realized/unrealized losses from investments and foreign currency transactions	(90,307,033)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(89,619,541)

(a)	For the period from December 21, 2007 (commencement of operations) through October 31, 2008.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 17

Statement of Changes in Net Assets

Nationwide International Value Fund

Period Ended
October 31,2008 (a)

Operations:
Net investment income	$687,492
Net realized losses from investment and foreign currency transactions	(10,746,150)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(79,560,883)

Change in net assets resulting from operations	(89,619,541)

Distributions to Shareholders From:
Return of Capital:
Class A	(249)
Class C	(7)
Institutional Service Class	(21,383)
Institutional Class	(24,752)

Change in net assets from shareholder distributions	(46,391)

Change in net assets from capital transactions	202,549,238

Change in net assets	112,883,306

Net Assets:
Beginning of period	–
End of period	$112,883,306

Accumulated undistributed net investment income at end of period	$4,632,257

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$100,580
Dividends reinvested	249
Cost of shares redeemed (b)	(20,005)

Total Class A	80,824

Class C Shares
Proceeds from shares issued	14,183
Dividends reinvested	7
Cost of shares redeemed	(2,000)

Total Class C	12,190

Institutional Service Class Shares
Proceeds from shares issued	216,913,134
Dividends reinvested	21,383
Cost of shares redeemed	(15,112,050)

Total Institutional Service Class	201,822,467

(a)	For the period from December 21, 2007 (commencement of operations) through October 31, 2008.

(b)	Includes redemption fees — see Note 4 to Financial Statements.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

18 Annual Report 2008

Nationwide International Value Fund

Period Ended
October 31,2008 (a)

CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$4,968,846
Dividends reinvested	24,751
Cost of shares redeemed	(4,359,840)

Total Institutional Class	633,757

Change in net assets from capital transactions:	$202,549,238

SHARE TRANSACTIONS:
Class A Shares
Issued	11,563
Reinvested	28
Redeemed	(2,385)

Total Class A Shares	9,206

Class C Shares
Issued	1,839
Reinvested	1
Redeemed	(475)

Total Class C Shares	1,365

Institutional Service Class Shares
Issued	24,845,599
Reinvested	2,433
Redeemed	(2,101,245)

Total Institutional Service Class Shares	22,746,787

Institutional Class Shares
Issued	497,000
Reinvested	2,816
Redeemed	(496,000)

Total Institutional Class Shares	3,816

Total change in shares:	22,761,174

(a)	For the period from December 21, 2007 (commencement of operations) through October 31, 2008.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 19

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide International Value Fund

	Operations						Distributions				Ratios / Supplemental Data

			Net Realized											Ratio of
	Net Asset		and										Ratio of Net	Expenses
	Value,		Unrealized									Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net				Net Asset		Net Assets	Expenses	Income	Reimbursements)	Portfolio
	of	Investment	(Losses) from	from	Investment	Return of	Total	Redemption	Value, End	Total	at End	to Average	to Average	to Average	Turnover
	Period	Income	Investments	Operations	Income	Capital	Distributions	Fees	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	(e)

Class A Shares
Period Ended October 31, 2008 (f)(g)	$10.00	0.13	(5.23)	(5.10)	–	(0.04)	(0.04)	0.09	$4.95	(50.26%)	$45,597	1.38%	1.95%	1.98%	24.23%

Class C Shares
Period Ended October 31, 2008 (f)(g)	$10.00	0.13	(5.21)	(5.08)	–	(0.01)	(0.01)	0.04	$4.95	(50.46%)	$6,752	2.01%	1.90%	3.03%	24.23%

Institutional Service Class Shares
Period Ended October 31, 2008 (f)(g)	$10.00	0.06	(5.05)	(4.99)	–	(0.05)	(0.05)	–	$4.96	(50.12%)	$112,812,006	1.16%	0.97%	1.21%	24.23%

Institutional Class Shares
Period Ended October 31, 2008 (f)(g)	$10.00	0.32	(5.30)	(4.98)	–	(0.05)	(0.05)	–	$4.97	(50.02%)	$18,951	0.99%	4.09%	2.62%	24.23%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from December 21, 2007 (commencement of operations) through October 31, 2008.
(g)	Per share calculations were performed using average shares method.
-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

20 Annual Report 2008

Nationwide Large Cap Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2008, the Nationwide Large Cap Value Fund (Class A at NAV) registered -33.74% versus -36.80% for its benchmark,          the Russell 1000® Value Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Large-Cap Value Funds (consisting of 547 funds as of October 31, 2008) was -37.28% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s holdings were affected positively by superior stock selection within the financials and consumer discretionary sectors. Our emphasis on earnings-related factors aided the Fund in being able to add value amid the credit crisis. As a point of reference, the Fund’s financial holdings were down roughly 29% for the reporting period, as compared to a nearly 43% decline for the financial names within the benchmark index. Within the financials sector, we attribute the value added to the fact that the Fund owned a combination of some securities that were held in the benchmark index and others that were not held. From mid-January 2008 to the end of the reporting period, the Fund had no direct exposure to Fannie Mae or Freddie Mac (the government-sponsored enterprises representing a large portion of the U.S. residential mortgage market), Lehman Brothers or Merrill Lynch & Co., Inc., all of which experienced historical levels of stock price destruction.

Three holdings that produced significant positive returns for the Fund during the reporting period were JP Morgan Chase & Co., Wells Fargo & Co. and BancorpSouth, Inc.; these three securities proved that the markets favored financial names positioned to weather the current financial storm. During the reporting period, market participants rewarded conservative management teams and adequate capital reserves – themes related to strong asset quality. On the consumer front, Big Lots, Inc. reported stronger-than-expected earnings as discounted clothing became a mainstay for increasingly cash-drained shoppers.

What areas of investment detracted from Fund performance?

Fund performance was negatively affected by holdings in The Manitowoc Co., Inc. and United States Steel Corp. Both companies were suffering from a combination of higher input costs and lower prices amid weakening end-demand that placed pressure on margins. In Manitowoc’s case, the company cited strong materials cost headwinds while demand for a segment of its cranes in Western Europe began to slow. United States Steel cited higher coal and labor costs while steel prices had begun to soften.

What is your outlook for the near term?

The financial market events and economic environment that prevailed during the end of the reporting period have served to heighten investors’ focus on the state of the macroeconomic environment and soundness of the underlying financial system, not only in the United States, but also across the globe. Investors are seeking better clarity on these topics, and the market’s volatility is unlikely to subside until greater levels of clarity are achieved. We do believe, however, that as the stock market tends to be forward looking, we expect the market’s recovery to occur before the headlines start to improve.

Subadviser:
NorthPointe Capital® LLC

Portfolio Managers:
Peter J. Cahill, CFA, Mary C. Champagne, CFA and Jeffrey C. Petherick, CFA

2008 Annual Report 21

Fund Performance	Nationwide Large Cap Value Fund

Average Annual Total Return
(For periods ended October 31, 2008)

					Expense
		1 Yr.	5 Yr.	Inception[1]	Ratio*

Class A	w/o SC2	-33.74%	2.17%	2.46%	1.42%
	w/SC3	-37.57%	0.96%	1.85%

Class B	w/o SC2	-34.25%	1.51%	1.72%	2.06%
	w/SC4	-37.13%	1.22%	1.72%

Class C5	w/o SC2	-34.15%	1.55%	1.75%	2.06%
	w/SC6	-34.73%	1.55%	1.75%

Class R7,8		-33.73%	2.04%	1.99%	1.76%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2007. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on November 2, 1998.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares will invest in the same portfolio of securities as Class B shares.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Large Cap Value Fund, the Russell 1000 Value Index (Russell 1000 Value)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 Value is an unmanaged index of large capitalization value securities of U.S. companies included in the Russel 1000 Value Index. The Russell 1000 Value Index offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

22 Annual Report 2008

Shareholder	Nationwide Large Cap Value Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2008

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Large Cap Value Fund			05/01/08	10/31/08	05/01/08 - 10/31/08[a]	05/01/08 - 10/31/08[a]

Class A Shares	Actual		1,000.00	731.92	6.42	1.48
	Hypothetical	[b]	1,000.00	1,017.72	7.51	1.48

Class B Shares	Actual		1,000.00	728.58	10.07	2.32
	Hypothetical	[b]	1,000.00	1,013.49	11.8	2.32

Class C Shares	Actual		1,000.00	729.85	9.43	2.17
	Hypothetical	[b]	1,000.00	1,014.23	11.04	2.17

Class R Shares	Actual		1,000.00	732.65	7.24	1.66
	Hypothetical	[b]	1,000.00	1,016.78	8.46	1.66

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Annual Report 23

Portfolio Summary	Nationwide Large Cap Value Fund
October 31, 2008

Asset Allocation

Common Stocks	99.6%
Repurchase Agreement	0.1%
Other assets in excess of liabilities	0.3%

100.0%

Top Industries

Oil, Gas & Consumable Fuels	15.3%
Pharmaceuticals	8.4%
Diversified Financial Services	7.6%
Commercial Banks	6.5%
Diversified Telecommunication Services	5.8%
Insurance	5.1%
Industrial Conglomerates	4.0%
Household Products	3.5%
Capital Markets	3.4%
Electric Utilities	3.3%
Other	37.1%

100.0%

Top Holdings*

Exxon Mobil Corp.	5.0%
Chevron Corp.	4.2%
Johnson & Johnson	3.9%
AT&T, Inc.	3.7%
Procter & Gamble Co.	3.5%
General Electric Co.	3.2%
JPMorgan Chase & Co.	3.0%
Pfizer, Inc.	3.0%
Bank of America Corp.	2.7%
ConocoPhillips	2.6%
Other	65.2%

100.0%

*	For purpose of listing top holdings, the repurchase agreement is included as part of Other.

24 Annual Report 2008

Statement of Investments
October 31, 2008

Nationwide Large Cap Value Fund

Common Stocks 99.6%

	Shares	Value

Aerospace & Defense 1.7%
General Dynamics Corp.	1,500	$90,480
Northrop Grumman Corp.	3,800	178,182

		268,662

Air Freight & Logistics 0.7%
FedEx Corp.	1,600	104,592

Airline 0.8%
Southwest Airlines Co.	11,600	136,648

Auto Components 0.2%
TRW Automotive Holdings Corp.*	4,900	30,968

Beverages 1.7%
Coca-Cola Enterprises, Inc.	9,300	93,465
Dr. Pepper Snapple Group, Inc.*	8,000	183,200

		276,665

Biotechnology 1.4%
Amgen, Inc.*	3,800	227,582

Building Products 0.4%
Armstrong World Industries, Inc.*	3,400	66,742

Capital Markets 3.4%
Bank of New York Mellon Corp. (The)	3,800	123,880
Goldman Sachs Group, Inc. (The)	1,300	120,250
Morgan Stanley	7,700	134,519
State Street Corp.	3,900	169,065

		547,714

Chemicals 1.6%
Ashland, Inc.	5,900	133,281
Dow Chemical Co. (The)	4,600	122,682

		255,963

Commercial Banks 6.5%
BancorpSouth, Inc.	4,500	109,215
Bank of Hawaii Corp.	2,900	147,059
PNC Financial Services Group, Inc.	2,700	180,009
U.S. Bancorp	5,800	172,898
Valley National Bancorp	4,500	85,500
Wells Fargo & Co.	10,300	350,715

		1,045,396

Commercial Services & Supplies 0.7%
Copart, Inc.*	3,300	115,170

Computers & Peripherals 0.5%
Western Digital Corp.*	4,500	74,250

Consumer Finance 1.0%
Discover Financial Services	7,000	85,750
MasterCard, Inc., Class A	500	73,910

		159,660v

Containers & Packaging 0.4%
Owens-Illinois, Inc.*	2,900	66,352

Diversified Financial Services 7.6%
Bank of America Corp.	17,818	430,661
Citigroup, Inc.	13,360	182,364
JPMorgan Chase & Co.	11,728	483,780
Nasdaq OMX Group, Inc. (The)*	4,000	129,840

		1,226,645

Diversified Telecommunication Services 5.8%
AT&T, Inc.	22,452	601,040
Verizon Communications, Inc.	11,100	329,337

		930,377

Electric Utilities 3.3%
American Electric Power Co., Inc.	6,600	215,358
Exelon Corp.	2,600	141,024
Hawaiian Electric Industries, Inc.	6,700	178,354

		534,736

Electronic Equipment & Instruments 0.7%
FLIR Systems, Inc.*	3,500	112,350

Energy Equipment & Services 0.5%
National Oilwell Varco, Inc.*	2,800	83,692

Food & Staples Retailing 1.6%
Wal-Mart Stores, Inc.	4,500	251,145

Food Products 2.6%
Archer-Daniels-Midland Co.	5,900	122,307
Campbell Soup Co.	4,300	163,185
Kraft Foods, Inc., Class A	4,600	134,044

		419,536

Health Care Equipment & Supplies 1.0%
St. Jude Medical, Inc.*	4,200	159,726

Health Care Providers & Services 0.9%
CIGNA Corp.	5,000	81,500
McKesson Corp.	1,700	62,543

		144,043

2008 Annual Report 25

Statement of Investments (Continued)
October 31, 2008

Nationwide Large Cap Value Fund (Continued)

Common Stocks (continued)
	Shares	Value

Hotels, Restaurants & Leisure 0.5%
Royal Caribbean Cruises Ltd.	5,800	$78,648

Household Durables 0.9%
Mohawk Industries, Inc.*	1,700	82,246
Whirlpool Corp.	1,200	55,980

		138,226

Household Products 3.5%
Procter & Gamble Co.	8,700	561,498

Industrial Conglomerates 4.0%
Carlisle Cos., Inc.	5,600	130,200
General Electric Co.	26,300	513,113

		643,313

Insurance 5.1%
Allstate Corp. (The)	3,400	89,726
Assurant, Inc.	3,400	86,632
Chubb Corp.	2,800	145,096
Genworth Financial, Inc., Class A	13,600	65,824
Marsh & McLennan Cos., Inc.	4,700	137,804
Progressive Corp. (The)	6,300	89,901
Travelers Cos., Inc. (The)	4,800	204,240

		819,223

Internet Software & Services 0.3%
eBay, Inc.*	3,200	48,864

Leisure Equipment & Products 0.9%
Hasbro, Inc.	5,000	145,350

Life Sciences Tools & Services 0.4%
Invitrogen Corp.*	2,500	71,975

Machinery 0.6%
Manitowoc Co., Inc. (The)	10,000	98,400

Media 3.3%
Liberty Global, Inc., Class A*	4,500	74,205
News Corp., Class A	10,200	108,528
Time Warner, Inc.	20,700	208,863
Walt Disney Co. (The)	5,400	139,860

		531,456

Metals & Mining 0.8%
Commercial Metals Co.	11,600	128,760

Multi-Utility 2.5%
CMS Energy Corp.	17,800	182,450
MDU Resources Group, Inc.	4,200	76,482
SCANA Corp.	4,500	148,095

		407,027

Multiline Retail 0.7%
Target Corp.	2,700	108,324

Natural Gas Utility 0.6%
Questar Corp.	2,600	89,596

Oil, Gas & Consumable Fuels 15.3%
Chevron Corp.	9,100	678,860
ConocoPhillips	7,900	410,958
Exxon Mobil Corp.	10,900	807,908
Hess Corp.	2,000	120,420
Occidental Petroleum Corp.	3,400	188,836
Plains Exploration & Production Co.*	3,200	90,240
Valero Energy Corp.	7,400	152,292

		2,449,514

Paper & Forest Products 0.6%
International Paper Co.	5,500	94,710

Pharmaceuticals 8.4%
Eli Lilly & Co.	2,700	91,314
Johnson & Johnson	10,300	631,802
Pfizer, Inc.	26,800	474,628
Wyeth	4,800	154,464

		1,352,208

Real Estate Investment Trusts 2.6%
Brandywine Realty Trust	7,800	67,392
Plum Creek Timber Co., Inc.	2,500	93,200
Vornado Realty Trust	1,800	126,990
Weingarten Realty Investors	6,000	122,700

		410,282

Semiconductors & Semiconductor Equipment 0.5%
Intel Corp.	5,000	80,000

Software 0.5%
Symantec Corp.*	6,900	86,802

Specialty Retail 1.3%
Foot Locker, Inc.	8,600	125,732
Ltd Brands, Inc.	7,000	83,860

		209,592

Thrifts & Mortgage Finance 0.6%
Hudson City Bancorp, Inc.	4,800	90,288

Tobacco 0.7%
Altria Group, Inc.	5,900	113,221

Total Common Stocks		15,995,891

26 Annual Report 2008

Repurchase Agreement 0.1%

	Principal Amount	Value

CS First Boston, 0.08%, dated 10/31/08, due 11/03/08, repurchase price $22,871, collateralized U.S. Government Agency Mortgages ranging 0.00% — 5.50%, maturing 11/03/08 — 11/01/35; total market value of $23,328	$22,871	$22,871

Total Investments (Cost $20,925,413) (a) — 99.7%		16,018,762
Other assets in excess of liabilities — 0.3%		41,228

NET ASSETS — 100.0%		$16,059,990

*	Denotes a non-income producing security.

(a)	See notes to statements of investments for tax unrealized appreciation / (depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 27

Statement of Assets and Liabilities
October 31, 2008

	Nationwide Large Cap Value Fund

Assets:
Investments, at value (cost $20,902,542)	$15,995,891
Repurchase agreements, at value and cost	22,871

Total Investments	16,018,762

Interest and dividends receivable	27,522
Receivable for capital shares issued	13,212
Prepaid expenses and other assets	26,767

Total Assets	16,086,263

Liabilities:
Payable for capital shares redeemed	1,588
Accrued expenses and other payables:
Investment advisory fees	5,437
Fund administration fees	1,667
Distribution fees	5,627
Administrative servicing fees	3,451
Trustee fees	92
Compliance program costs (Note 3)	132
Custodian fees	659
Other	7,620

Total Liabilities	26,273

Net Assets	$16,059,990

Represented by:
Capital	$23,368,854
Accumulated undistributed net investment income	29,882
Accumulated net realized losses from investment transactions	(2,432,095)
Net unrealized appreciation/(depreciation) from investments	(4,906,651)

Net Assets	$16,059,990

Net Assets:
Class A Shares	$12,802,001
Class B Shares	765,344
Class C Shares	2,475,957
Class R Shares	16,688

Total	$16,059,990

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,575,345
Class B Shares	96,074
Class C Shares	312,649
Class R Shares	2,099

Total	1,986,167

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.12	(c)
Class B Shares (a)	$7.95	(c)
Class C Shares (b)	$7.92
Class R Shares	$7.95

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(c)	The NAV reported above represents the traded NAV at October 31, 2008.

The accompanying notes are an integral part of these financial statements.

28 Annual Report 2008

Nationwide Large Cap Value Fund

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.62

Maximum Sales Charge:
Class A Shares	5.75%

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 29

Statement of Operations
For the Year Ended October 31, 2008

Nationwide
Large Cap Value
Fund

INVESTMENT INCOME:
Interest income	$3,277
Dividend income	720,865
Income from securities lending (Note 2)	2,500

Total Income	726,642

EXPENSES:
Investment advisory fees	191,807
Fund administration fees	24,634
Distribution fees Class A	49,884
Distribution fees Class B	11,787
Distribution fees Class C	43,099
Distribution fees Class R	660
Administrative servicing fees Class A	17,806
Registration and filing fees	36,424
Professional fees	3,535
Printing fees	17,877
Trustee fees	1,382
Custodian fees	6,139
Other	21,053

Total expenses before waived expenses	426,087

Earnings credit (Note 5)	(1,101)
Expenses reimbursed by Advisor	(7,575)
Administrator fees voluntarily waived	(1,120)

Net Expenses	416,291

NET INVESTMENT INCOME	310,351

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(2,353,586)
Net change in unrealized appreciation/(depreciation) from investments	(7,971,346)

Net realized/unrealized losses from investments	(10,324,932)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,014,581)

The accompanying notes are an integral part of these financial statements.

30 Annual Report 2008

Statements of Changes in Net Assets

	Nationwide Large Cap Value Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

Operations:
Net investment income	$310,351	$300,027
Net realized gains (losses) from investment transactions	(2,353,586)	3,931,401
Net change in unrealized appreciation/(depreciation) from investments	(7,971,346)	(1,393,236)

Change in net assets resulting from operations	(10,014,581)	2,838,192

Distributions to Shareholders From:
Net investment income:
Class A	(249,388)	(330,936)
Class B	(7,605)	(9,029)
Class C	(24,880)	(40,742)
Class R	(1,633)	(1,473)
Net realized gains:
Class A	(3,004,510)	(3,197,730)
Class B	(176,185)	(228,171)
Class C	(673,857)	(885,577)
Class R	(17,357)	(18,516)

Change in net assets from shareholder distributions	(4,155,415)	(4,712,174)

Change in net assets from capital transactions	(8,273,011)	9,068,720

Change in net assets	(22,443,007)	7,194,738

Net Assets:
Beginning of period	38,502,997	31,308,259

End of period	$16,059,990	$38,502,997

Accumulated undistributed net investment income at end of period	$29,882	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,276,935	$18,594,136
Dividends reinvested	2,767,953	3,213,963
Cost of shares redeemed (a)	(11,369,445)	(15,117,513)

Total Class A	(5,324,557)	6,690,586

Class B Shares
Proceeds from shares issued	69,443	450,762
Dividends reinvested	131,601	169,919
Cost of shares redeemed (a)	(431,573)	(456,602)

Total Class B	(230,529)	164,079

Class C Shares
Proceeds from shares issued	841,726	3,592,106
Dividends reinvested	188,786	256,897
Cost of shares redeemed (a)	(3,680,070)	(1,797,260)

Total Class C	(2,649,558)	2,051,743

(a)	Includes redemption fees — see Note 4 to Financial Statements.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 31

Statements of Changes in Net Assets (Continued)

	Nationwide Large Cap Value Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

CAPITAL TRANSACTIONS: (continued)
Class R Shares
Proceeds from shares issued	$23,614	$176,483
Dividends reinvested	18,990	19,989
Cost of shares redeemed (a)	(110,971)	(34,160)

Total Class R	(68,367)	162,312

Change in net assets from capital transactions:	$(8,273,011)	$9,068,720

SHARE TRANSACTIONS:
Class A Shares
Issued	301,855	1,334,839
Reinvested	238,557	234,955
Redeemed	(1,039,083)	(1,076,812)

Total Class A Shares	(498,671)	492,982

Class B Shares
Issued	6,205	32,143
Reinvested	11,531	12,639
Redeemed	(40,254)	(33,446)

Total Class B Shares	(22,518)	11,336

Class C Shares
Issued	72,860	261,196
Reinvested	16,623	19,206
Redeemed	(331,146)	(130,688)

Total Class C Shares	(241,663)	149,714

Class R Shares
Issued	2,211	12,134
Reinvested	1,674	1,490
Redeemed	(13,027)	(2,492)

Total Class R Shares	(9,142)	11,132

Total change in shares:	(771,994)	665,164

(a)	Includes redemption fees — see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

32 Annual Report 2008

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Large Cap Value Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
	Net Asset		and									Ratio of Net	Expenses
	Value,		Unrealized								Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	of Period	Net Assets	Net Assets	Net Assets (b)	Turnover (c)

Class A Shares
Year Ended October 31, 2008 (d)	$14.03	0.15	(4.40)	(4.25)	(0.14)	(1.52)	(1.66)	$8.12	(33.74%)	$12,802,001	1.49%	1.39%	1.52%	116.40%
Year Ended October 31, 2007 (d)	$15.02	0.13	1.05	1.18	(0.16)	(2.01)	(2.17)	$14.03	8.38%	$29,106,081	1.42%	0.90%	1.43%	88.20%
Year Ended October 31, 2006	$13.14	0.17	2.46	2.63	(0.15)	(0.60)	(0.75)	$15.02	20.81%	$23,752,997	1.44%	1.14%	1.44%	95.14%
Year Ended October 31, 2005	$11.79	0.15	1.34	1.49	(0.14)	–	(0.14)	$13.14	12.63%	$28,231,989	1.44%	1.09%	1.47%	67.00%
Year Ended October 31, 2004	$10.44	0.10	1.35	1.45	(0.10)	–	(0.10)	$11.79	13.92%	$24,845,846	1.39%	0.91%	1.45%	58.61%

Class B Shares
Year Ended October 31, 2008 (d)	$13.79	0.08	(4.33)	(4.25)	(0.07)	(1.52)	(1.59)	$7.95	(34.25%)	$765,344	2.15%	0.72%	2.19%	116.40%
Year Ended October 31, 2007 (d)	$14.80	0.04	1.04	1.08	(0.08)	(2.01)	(2.09)	$13.79	7.68%	$1,635,907	2.06%	0.27%	2.07%	88.20%
Year Ended October 31, 2006	$12.96	0.07	2.43	2.50	(0.06)	(0.60)	(0.66)	$14.80	20.06%	$1,587,540	2.05%	0.52%	2.06%	95.14%
Year Ended October 31, 2005	$11.63	0.06	1.33	1.39	(0.06)	–	(0.06)	$12.96	11.97%	$1,342,270	2.06%	0.46%	2.08%	67.00%
Year Ended October 31, 2004	$10.30	0.03	1.33	1.36	(0.03)	–	(0.03)	$11.63	13.25%	$982,344	2.00%	0.29%	2.06%	58.61%

Class C Shares
Year Ended October 31, 2008 (d)	$13.72	0.08	(4.30)	(4.22)	(0.06)	(1.52)	(1.58)	$7.92	(34.15%)	$2,475,957	2.15%	0.74%	2.19%	116.40%
Year Ended October 31, 2007 (d)	$14.75	0.03	1.03	1.06	(0.08)	(2.01)	(2.09)	$13.72	7.63%	$7,606,296	2.07%	0.25%	2.07%	88.20%
Year Ended October 31, 2006	$12.91	0.07	2.43	2.50	(0.06)	(0.60)	(0.66)	$14.75	20.11%	$5,966,114	2.06%	0.52%	2.06%	95.14%
Year Ended October 31, 2005	$11.60	0.06	1.33	1.39	(0.08)	–	(0.08)	$12.91	11.98%	$4,888,490	2.06%	0.34%	2.07%	67.00%
Year Ended October 31, 2004	$10.28	0.03	1.33	1.36	(0.04)	–	(0.04)	$11.60	13.25%	$743,420	2.00%	0.21%	2.06%	58.61%

Class R Shares
Year Ended October 31, 2008 (d)	$13.76	0.13	(4.29)	(4.16)	(0.13)	(1.52)	(1.65)	$7.95	(33.73%)	$16,688	1.65%	1.21%	1.72%	116.40%
Year Ended October 31, 2007 (d)	$14.81	0.07	1.03	1.10	(0.14)	(2.01)	(2.15)	$13.76	7.91%	$154,713	1.70%	0.51%	1.71%	88.20%
Year Ended October 31, 2006	$12.97	0.14	2.44	2.58	(0.14)	(0.60)	(0.74)	$14.81	20.69%	$1,608	1.57%	1.00%	1.59%	95.14%
Year Ended October 31, 2005	$11.64	0.15	1.33	1.48	(0.15)	–	(0.15)	$12.97	12.73%	$1,333	1.33%	1.18%	1.38%	67.00%
Year Ended October 31, 2004	$10.31	0.08	1.33	1.41	(0.08)	–	(0.08)	$11.64	13.71%	$1,181	1.54%	0.75%	1.86%	58.61%

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an intergral part of these financial statements.

2008 Annual Report 33

Nationwide Micro Cap Equity Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2008, the Nationwide Micro Cap Equity Fund (Class A at NAV) registered -51.57% versus -44.62% for its benchmark, the Russell Microcaptm Growth Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Small-Cap Core Funds (consisting of 779 funds as of October 31, 2008) was -36.97% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The sectors that benefited the Fund during the reporting period included financials and telecommunication services. Individual standouts included CryoLife, Inc.; TeleCommunication Systems, Inc. and I-trax, Inc. Health-care equipment provider CryoLife manufactures medical devices for cryopreservation (the process of freezing tissue for storage and later use). The company benefited from increased adoption of its technologically advanced products. Technology provider TeleCommunication Systems develops network applications that enable the delivery of text messages; the company benefited from the dramatic growth in the use of text messaging. I-trax is a provider of worksite health-care facilities; Walgreen Co. acquired I-trax during the reporting period.

What areas of investment detracted from Fund performance?

With respect to sectors, the Fund’s positions within the technology and industrials sectors proved to be the largest detractors from Fund performance. Within technology, the Fund was overweight in the semiconductor & semiconductor equipment industry, which was one of the sector’s worst performers. In the industrials sector, the Fund was overweight in the machinery industry, which proved to be the worst relative performer in the sector. In each of these sectors, however, we have identified very strong companies with attractive valuations that we believe will be good longer-term holdings. We recognize that we may be early with our estimations, but as we look at the solid future growth prospects of the Fund’s holdings into 2009, we believe our stock selections are prudent ones. On a stock-specific level, the most significant detractors from Fund performance were industrials holding Britannia Bulk Holdings Inc. and technology stocks BTU International, Inc. and Ultra Clean Holdings, Inc. Britannia Bulk Holdings provides dry-bulk shipping and logistics services in the Baltic region. The company experienced a decrease in utilization due to the global economic slowdown. BTU International and Ultra Clean Holdings are both suppliers of semiconductor capital equipment. Both companies were affected by the slowdown in corporate capital expenditures resulting from the economic downturn.

What is your outlook for the near term?

Global financial markets are under unprecedented levels of distress. Consequently, the visibility into the near term is extremely limited. The long-term historical track record of equities, however, and especially small-capitalization stocks, bodes well for the future. We believe that the key to success is adhering to a disciplined investment approach focused on earnings, the primary driver of price appreciation. Our approach is to apply a rigorous investment process that indentifies best-in-class companies with solid fundamentals. This has been a hallmark of our investment style for many years, regardless of prevailing market conditions.

Subadviser:
NorthPointe Capital® LLC

Portfolio Manager:
Carl Wilk, CFP

34 Annual Report 2008

Fund Performance	Nationwide Micro Cap Equity Fund

Average Annual Total Return
(For periods ended October 31, 2008)

					Expense
		1 Yr.	5 Yr.	Inception[1]	Ratio*

Class A	w/o SC2	-51.57%	-3.45%	4.66%	1.77%
	w/SC3	-54.37%	-4.59%	3.68%

Class B	w/o SC2	-52.04%	-4.19%	3.85%	2.50%
	w/SC4	-53.87%	-4.39%	3.85%

Class C	w/o SC2	-51.92%	-4.15%	3.91%	2.50%
	w/SC5	-52.29%	-4.15%	3.91%

Class R6,7		-51.77%	-3.77%	4.21%	2.20%

Institutional Service Class[7]		-51.44%	-3.20%	4.92%	1.50%

Institutional Class[7]		-51.40%	-3.17%	4.95%	1.50%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2007. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on June 27, 2002.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[7]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Micro Cap Equity Fund, the Russell Microcap Growth Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell Microcap Growth Index is an unmanaged index that provides a measurement of the performance of the micro-cap growth segment of the U.S. equity market, such as micro-cap companies with higher price-to-book ratios and higher forecasted growth values.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Annual Report 35

Shareholder	Nationwide Micro Cap Equity Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2008

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Micro Cap Equity Fund			05/01/08	10/31/08	05/01/08 - 10/31/08[a]	05/01/08 - 10/31/08[a]

Class A Shares	Actual		1,000.00	650.99	7.99	1.92
	Hypothetical	[b]	1,000.00	1,015.46	9.80	1.92

Class B Shares	Actual		1,000.00	646.89	12.11	2.93
	Hypothetical	[b]	1,000.00	1,010.43	14.89	2.93

Class C Shares	Actual		1,000.00	648.54	10.80	2.61
	Hypothetical	[b]	1,000.00	1,012.03	13.27	2.61

Class R Shares	Actual		1,000.00	649.67	9.16	2.21
	Hypothetical	[b]	1,000.00	1,014.03	11.25	2.21

Institutional Service Class	Actual		1,000.00	651.68	6.67	1.61
	Hypothetical	[b]	1,000.00	1,017.06	8.18	1.61

Institutional Class	Actual		1,000.00	652.56	6.36	1.53
	Hypothetical	[b]	1,000.00	1,017.44	7.79	1.53

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

36 Annual Report 2008

Portfolio Summary	Nationwide Micro Cap Equity Fund
October 31, 2008

Asset Allocation

Common Stocks	99.5%
Repurchase Agreement*	1.9%
Liabilities in excess of other assets**	-1.4%

100.0%

Top Industries

Health Care Equipment & Supplies	10.7%
Semiconductors & Semiconductor Equipment	10.4%
Software	9.0%
Electronic Equipment & Instruments	5.8%
Health Care Providers & Services	5.4%
Textiles, Apparel & Luxury Goods	4.9%
Machinery	4.6%
Commercial Banks	4.4%
Internet Software & Services	4.4%
Road & Rail	3.7%
Other	36.7%

100.0%

Top Holdings***

CryoLife, Inc.	2.7%
TeleCommunication Systems, Inc., Class A	2.6%
Neogen Corp.	2.6%
NVE Corp.	2.5%
NCI, Inc., Class A	2.3%
Globecomm Systems, Inc.	2.3%
Web.com Group, Inc.	2.3%
PC Mall, Inc.	2.3%
Celadon Group, Inc.	2.2%
DivX, Inc.	2.1%
Other	76.1%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, the repurchase agreement is included as part of Other.

2008 Annual Report 37

Statement of Investments
October 31, 2008

Nationwide Micro Cap Equity Fund

Common Stocks 99.5%

	Shares	Value

Aerospace & Defense 1.9%
LMI Aerospace, Inc.*	21,417	$327,038

Air Freight & Logistics 2.0%
Dynamex, Inc.*	14,000	341,740

Commercial Banks 4.4%
Cardinal Financial Corp.	44,700	278,928
Provident Bankshares Corp.	26,900	287,023
Superior Bancorp*	35,075	193,965

		759,916

Commercial Services & Supplies 2.8%
GP Strategies Corp.*	57,000	343,140
Hill International, Inc.*	21,836	137,130

		480,270

Communications Equipment 2.3%
Globecomm Systems, Inc.*	50,000	394,000

Computers & Peripherals 2.8%
Super Micro Computer, Inc.*	33,700	211,636
TransAct Technologies, Inc.*	39,600	277,200

		488,836

Diversified Financial Services 2.1%
Medallion Financial Corp.	43,976	355,766

Electrical Equipment 2.8%
BTU International, Inc.*	41,342	205,056
LaBarge, Inc.*	20,100	276,375

		481,431

Electronic Equipment & Instruments 5.8%
Iteris, Inc.*	220,000	327,800
PC Mall, Inc.*	86,905	389,334
Spectrum Control, Inc.*	46,900	292,187

		1,009,321

Energy Equipment & Services 3.2%
ENGlobal Corp.*	60,700	266,473
OMNI Energy Services Corp.*	100,000	225,000
TGC Industries, Inc.*	27,056	60,876

		552,349

Food Products 1.0%
Omega Protein Corp.*	24,600	181,548

Health Care Equipment & Supplies 10.7%
Anika Therapeutics, Inc.*	47,400	285,822
CryoLife, Inc.*	35,000	469,000
Neogen Corp.*	15,000	442,050
Rockwell Medical Technologies, Inc.*(a)	42,249	107,312
ThermoGenesis Corp.*	300,000	315,000
Trinity Biotech PLC ADR – IE*	101,100	225,453

		1,844,637

Health Care Providers & Services 5.4%
Allied Healthcare International, Inc.*	250,000	362,500
Bio-Reference Labs, Inc.*	14,100	346,719
Health Grades, Inc.*	105,500	226,825

		936,044

Health Care Technology 2.0%
Transcend Services, Inc.*	30,000	339,000

Hotels, Restaurants & Leisure 1.1%
Famous Dave’s of America, Inc.*	44,600	186,874

Information Technology Services 2.3%
NCI, Inc., Class A*	17,000	404,600

Insurance 1.6%
21st Century Holding Co.	50,000	271,000

Internet Software & Services 4.4%
DivX, Inc.*	52,300	365,054
Web.com Group, Inc.*	80,000	392,800

		757,854

Leisure Equipment & Products 1.4%
Summer Infant, Inc.*	60,800	241,376

Life Sciences Tools & Services 1.5%
MEDTOX Scientific, Inc.*	26,000	256,100

Machinery 4.6%
China Fire & Security Group, Inc.*(a)	25,566	219,868
Flow International Corp.*	83,600	321,024
Titan Machinery, Inc.*	20,971	259,621

		800,513

Marine 1.3%
Horizon Lines, Inc., Class A	47,507	222,808

Oil, Gas & Consumable Fuels 1.6%
Abraxas Petroleum Corp.*	124,800	274,560

Road & Rail 3.7%
Celadon Group, Inc.*	34,900	373,081
USA Truck, Inc.*	18,700	276,199

		649,280

Semiconductors & Semiconductor Equipment 10.4%
Amtech Systems, Inc.*	50,000	320,500
AXT, Inc.*	91,360	145,262

38 Annual Report 2008

Common Stocks (continued)
	Shares	Value

Semiconductors & Semiconductor Equipment (continued)

EMCORE Corp.*	82,510	$293,736
NVE Corp.*	15,000	423,750
Pericom Semiconductor Corp.*	20,000	156,000
Techwell, Inc.*	40,000	350,400
Ultra Clean Holdings, Inc.*	36,608	110,556

		1,800,204

Software 9.0%
Double-Take Software, Inc.*	20,948	155,015
Radiant Systems, Inc.*	53,699	282,994
Smith Micro Software, Inc.*	56,182	351,137
TeleCommunication Systems, Inc., Class A*	65,000	447,200
Versant Corp.*	20,000	319,800

		1,556,146

Specialty Retail 2.5%
Lumber Liquidators, Inc.*	19,100	159,103
Wet Seal, Inc. (The), Class A*	95,300	280,182

		439,285

Textiles, Apparel & Luxury Goods 4.9%
Fuqi International, Inc.*	41,500	328,265
G-III Apparel Group Ltd.*	24,000	331,440
Volcom, Inc.*	14,000	181,020

		840,725

Total Common Stocks		17,193,221

Repurchase Agreement 1.9%(b)

	Principal Amount	Value

Barclays Capital, 0.25%, dated 10/31/08, due 11/03/08, repurchase price $318,793 collateralized by U.S. Government Agency Mortgages ranging 3.15% — 5.40%, maturing 03/31/09 — 12/14/22; total market value of $325,162	$318,786	$318,786

Total Investments (Cost $26,757,298) (c) — 101.4%		17,512,007
Liabilities in excess of other assets — (1.4)%		(237,135)

NET ASSETS — 100.0%		$17,274,872

*	Denotes a non-income producing security.

(a)	The security or a partial position of this security is on loan at October 31, 2008. The total value of securities on loan at October 31, 2008 was $316,656.

(b)	The security was purchased with cash collateral held from securities on loan (See Note 2). The total value of this security as of October 31, 2008 was $318,786.

(c)	See notes to financial statements for tax unrealized appreciation / (depreciation) of securities.

ADR	American Depositary Receipt

IE	Ireland

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 39

Statement of Assets and Liabilities
October 31, 2008

Nationwide Micro Cap Equity Fund

Assets:
Investments, at value (cost $26,438,512)*	$17,193,221
Repurchase agreements, at value and cost	318,786

Total Investments	17,512,007

Interest and dividends receivable	21,382
Receivable for capital shares issued	5,724
Receivable for investments sold	426,144
Prepaid expenses and other assets	38,039

Total Assets	18,003,296

Liabilities:
Cash overdraft	113,530
Payable for investments purchased	234,559
Payable for capital shares redeemed	13,383
Payable upon return of securities loaned (Note 2)	318,786
Accrued expenses and other payables:
Investment advisory fees	12,098
Fund administration fees	1,888
Distribution fees	7,529
Administrative servicing fees	8,463
Trustee fees	95
Compliance program costs (Note 3)	248
Custodian fees	396
Other	17,449

Total Liabilities	728,424

Net Assets	$17,274,872

Represented by:
Capital	$42,301,863
Accumulated undistributed net investment loss	–
Accumulated net realized losses from investment transactions	(15,781,700)
Net unrealized appreciation/(depreciation) from investments	(9,245,291)

Net Assets	$17,274,872

Net Assets:
Class A Shares	$9,122,405
Class B Shares	1,208,957
Class C Shares	4,772,588
Class R Shares	748
Institutional Service Class Shares	160,474
Institutional Class Shares	2,009,700

Total	$17,274,872

*	Includes value of securities on loan of $316,656 (Note 2).

The accompanying notes are an integral part of these financial statements.

40 Annual Report 2008

	Nationwide Micro Cap Equity Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,266,677
Class B Shares	181,327
Class C Shares	714,519
Class R Shares	109
Institutional Service Class Shares	21,710
Institutional Class Shares	271,757

Total	2,456,099

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$7.20
Class B Shares (a)	$6.65	(c)
Class C Shares (b)	$6.68
Class R Shares	$6.88	(c)
Institutional Service Class Shares	$7.39
Institutional Class Shares	$7.40
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.64

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(c)	The NAV reported above represents the traded NAV at October 31, 2008.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 41

Statement of Operations
For the Year Ended October 31, 2008

Nationwide
Micro Cap Equity
Fund

INVESTMENT INCOME:
Interest income	$41,564
Dividend income	129,096
Income from securities lending (Note 2)	75,374

Total Income	246,034

EXPENSES:
Investment advisory fees	467,607
Fund administration fees	34,037
Distribution fees Class A	43,374
Distribution fees Class B	26,434
Distribution fees Class C	102,297
Distribution fees Class R	6
Administrative servicing fees Class A	560
Administrative servicing fees Class R	1
Registration and filing fees	29,624
Professional fees	4,110
Printing fees	49,175
Accounting and transfer agent fees	71,661
Trustee fees	1,960
Custodian fees	3,503
Other	2,041

Total expenses before waived expenses	836,390

Earnings credit (Note 5)	(2,681)
Expenses reimbursed by Advisor	(44,254)
Administrator fees voluntarily waived	(1,785)

Net Expenses	787,670

NET INVESTMENT LOSS	(541,636)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(14,975,481)
Net change in unrealized appreciation/(depreciation) from investments	(11,556,814)

Net realized/unrealized losses from investments	(26,532,295)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(27,073,931)

The accompanying notes are an integral part of these financial statements.

42 Annual Report 2008

Statements of Changes in Net Assets

	Nationwide Micro Cap Equity Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

Operations:
Net investment loss	$(541,636)	$(1,337,750)
Net realized gains (losses) from investment transactions	(14,975,481)	12,692,008
Net change in unrealized appreciation/(depreciation) from investments	(11,556,814)	(6,588,589)

Change in net assets resulting from operations	(27,073,931)	4,765,669

Distributions to Shareholders From:
Net realized gains:
Class A	(4,743,639)	(14,026,497)
Class B	(920,084)	(1,787,139)
Class C	(3,523,669)	(9,072,303)
Class R	(320)	(23,265)
Institutional Service Class	(70,916)	(79,197)
Institutional Class	(3,135,746)	(3,245,845)
Return of Capital:
Class A	(1)
Class C	(1)

Change in net assets from shareholder distributions	(12,394,376)	(28,234,246)
Change in net assets from capital transactions	(13,478,423)	(22,533,360)

Change in net assets	(52,946,730)	(46,001,937)

Net Assets:
Beginning of period	70,221,602	116,223,539

End of period	$17,274,872	$70,221,602

Accumulated undistributed net investment income at end of period	$—	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$9,661,423	$8,135,546
Dividends reinvested	2,208,705	5,357,309
Cost of shares redeemed (a)	(15,264,328)	(29,683,765)

Total Class A	(3,394,200)	(16,190,910)

Class B Shares
Proceeds from shares issued	461,207	964,798
Dividends reinvested	427,538	695,133
Cost of shares redeemed (a)	(1,772,610)	(2,408,742)

Total Class B	(883,865)	(748,811)

Class C Shares
Proceeds from shares issued	2,327,486	5,758,916
Dividends reinvested	1,264,777	2,915,454
Cost of shares redeemed (a)	(7,827,123)	(17,243,916)

Total Class C	(4,234,860)	(8,569,546)

(a)	Includes redemption fees — see Note 4 to Financial Statements.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 43

Statements of Changes in Net Assets (Continued)

	Nationwide Micro Cap Equity Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

CAPITAL TRANSACTIONS: (continued)
Class R Shares
Proceeds from shares issued	$–	$112,535
Dividends reinvested	320	374
Cost of shares redeemed	–	(91,227)

Total Class R	320	21,682

Institutional Service Class Shares
Proceeds from shares issued	25,361	19,525
Dividends reinvested	70,916	79,196
Cost of shares redeemed	(41,686)	(9)

Total Institutional Service Class	54,591	98,712

Institutional Class Shares
Proceeds from shares issued	2,440,664	6,726,807
Dividends reinvested	3,135,746	3,245,844
Cost of shares redeemed (a)	(10,596,819)	(7,117,138)

Total Institutional Class	(5,020,409)	2,855,513

Change in net assets from capital transactions:	$(13,478,423)	$(22,533,360)

SHARE TRANSACTIONS:
Class A Shares
Issued	836,006	424,405
Reinvested	165,322	294,196
Redeemed	(1,267,947)	(1,569,800)

Total Class A Shares	(266,619)	(851,199)

Class B Shares
Issued	37,133	55,510
Reinvested	34,340	40,019
Redeemed	(157,913)	(134,446)

Total Class B Shares	(86,440)	(38,917)

Class C Shares
Issued	189,457	328,646
Reinvested	101,426	167,651
Redeemed	(664,011)	(961,803)

Total Class C Shares	(373,128)	(465,506)

Class R Shares
Issued	–	5,135
Reinvested	25	21
Redeemed	–	(5,135)

Total Class R Shares	25	21

(a)	Includes redemption fees — see Note 4 to Financial Statements.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

44 Annual Report 2008

	Nationwide Micro Cap Equity Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Issued	2,451	1,018
Reinvested	5,184	4,279
Redeemed	(4,402)	–

Total Institutional Service Class Shares	3,233	5,297

Institutional Class Shares
Issued	183,854	342,315
Reinvested	229,221	175,356
Redeemed	(960,288)	(334,697)

Total Institutional Class Shares	(547,213)	182,974

Total change in shares:	(1,270,142)	(1,167,330)

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 45

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Micro Cap Equity Fund

	Operations				Distributions						Ratios / Supplemental Data

			Net Realized										Ratio of Net	Ratio of
	Net Asset		and										Investment	Expenses
	Value,	Net	Unrealized									Ratio of	Income	(Prior to
	Beginning	Investment	Gains	Total	Net				Net Asset		Net Assets	Expenses	(Loss) to	Reimbursements)
	of	Income	(Losses) from	from	Realized	Return of	Total	Redemption	Value, End	Total	at End	to Average	Average	to Average	Portfolio
	Period	(Loss)	Investments	Operations	Gains	Capital	Distributions	fees	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2008 (f)	$19.12	(0.14)	(7.96)	(8.10)	(3.82)	–	(3.82)	–	$7.20	(51.57%)	$9,122,405	1.90%	(1.22%)	2.04%	73.35%
Year Ended October 31, 2007 (f)	$24.01	(0.24)	1.33	1.09	(5.98)	–	(5.98)	–	$19.12	5.84%	$29,318,265	1.77%	(1.21%)	1.77%	87.52%
Year Ended October 31, 2006	$21.47	(0.27)	4.22	3.95	(1.41)	–	(1.41)	–	$24.01	19.19%	$57,257,448	1.85%	(1.00%)	1.88%	95.53%
Year Ended October 31, 2005	$19.56	(0.34)	2.63	2.29	(0.40)	–	(0.40)	0.02	$21.47	11.69%	$68,375,303	1.86%	(1.31%)	1.87%	108.54%
Year Ended October 31, 2004	$15.91	(0.18)	3.81	3.63	–	–	–	0.02	$19.56	22.96%	$74,982,778	1.81%	(1.35%)	1.82%	107.36%

Class B Shares
Year Ended October 31, 2008 (f)	$18.12	(0.22)	(7.43)	(7.65)	(3.82)	–	(3.82)	–	$6.65	(52.04%)	$1,208,957	2.65%	(2.00%)	2.78%	73.35%
Year Ended October 31, 2007 (f)	$23.21	(0.36)	1.25	0.89	(5.98)	–	(5.98)	–	$18.12	5.00%	$4,853,182	2.51%	(1.96%)	2.52%	87.52%
Year Ended October 31, 2006	$20.93	(0.43)	4.12	3.69	(1.41)	–	(1.41)	–	$23.21	18.41%	$7,116,782	2.52%	(1.68%)	2.56%	95.53%
Year Ended October 31, 2005	$19.22	(0.46)	2.55	2.09	(0.40)	–	(0.40)	0.02	$20.93	10.84%	$7,646,929	2.61%	(2.04%)	2.62%	108.54%
Year Ended October 31, 2004	$15.74	(0.26)	3.72	3.46	–	–	–	0.02	$19.22	22.13%	$6,403,117	2.55%	(2.11%)	2.57%	107.36%

(a) Excludes sales charge.
(b) Not annualized for periods less than one year.
(c) Annualized for periods less than one year.
(d) During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f) Per share calculations were performed using average shares method.
(g) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
- Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

46 Annual Report 2008

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Micro Cap Equity Fund (Continued)

	Operations				Distributions						Ratios / Supplemental Data

			Net Realized										Ratio of Net	Ratio of
	Net Asset		and										Investment	Expenses
	Value,	Net	Unrealized									Ratio of	Income	(Prior to
	Beginning	Investment	Gains	Total	Net				Net Asset		Net Assets	Expenses	(Loss) to	Reimbursements)
	of	Income	(Losses) from	from	Realized	Return of	Total	Redemption	Value, End	Total	at End	to Average	Average	to Average	Portfolio
	Period	(Loss)	Investments	Operations	Gains	Capital	Distributions	fees	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class C Shares
Year Ended October 31, 2008 (f)	$18.15	(0.22)	(7.43)	(7.65)	(3.82)	–	(3.82)	–	$6.68	(51.92%)	$4,772,588	2.65%	(2.00%)	2.78%	73.35%
Year Ended October 31, 2007 (f)	$23.23	(0.36)	1.26	0.90	(5.98)	–	(5.98)	–	$18.15	5.06%	$19,738,664	2.51%	(1.96%)	2.52%	87.52%
Year Ended October 31, 2006	$20.95	(0.41)	4.10	3.69	(1.41)	–	(1.41)	–	$23.23	18.39%	$36,076,472	2.52%	(1.68%)	2.56%	95.53%
Year Ended October 31, 2005	$19.24	(0.47)	2.56	2.09	(0.40)	–	(0.40)	0.02	$20.95	10.83%	$37,980,433	2.61%	(2.05%)	2.62%	108.54%
Year Ended October 31, 2004	$15.76	(0.24)	3.70	3.46	–	–	–	0.02	$19.24	22.10%	$30,377,105	2.55%	(2.11%)	2.57%	107.36%

Class R Shares
Year Ended October 31, 2008 (f)	$18.52	(0.17)	(7.65)	(7.82)	(3.82)	–	(3.82)	–	$6.88	(51.77%)	$748	2.27%	(1.59%)	2.31%	73.35%
Year Ended October 31, 2007 (f)	$23.53	(0.27)	1.24	0.97	(5.98)	–	(5.98)	–	$18.52	5.34%	$1,550	2.19%	(1.53%)	2.20%	87.52%
Year Ended October 31, 2006	$21.13	(0.32)	4.13	3.81	(1.41)	–	(1.41)	–	$23.53	18.87%	$1,471	2.01%	(1.23%)	2.05%	95.53%
Year Ended October 31, 2005	$19.27	(0.29)	2.53	2.24	(0.40)	–	(0.40)	0.02	$21.13	11.61%	$1,238	1.94%	(1.39%)	1.94%	108.54%
Period Ended October 31, 2004 (g)	$17.38	(0.27)	2.14	1.87	–	–	–	0.02	$19.27	10.89%	$1,109	2.17%	(1.78%)	2.17%	107.36%

(a) Excludes sales charge.
(b) Not annualized for periods less than one year.
(c) Annualized for periods less than one year.
(d) During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f) Per share calculations were performed using average shares method.
(g) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
- Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 47

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Micro Cap Equity Fund (Continued)

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized									Ratio of Net	Ratio of
	Net Asset		and									Investment	Expenses
	Value,	Net	Unrealized								Ratio of	Income	(Prior to
	Beginning	Investment	Gains	Total	Net			Net Asset		Net Assets	Expenses	(Loss) to	Reimbursements)
	of	Income	(Losses) from	from	Realized	Total	Redemption	Value, End	Total	at End	to Average	Average	to Average	Portfolio
	Period	(Loss)	Investments	Operations	Gains	Distributions	fees	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Institutional Service Class Shares
Year Ended October 31, 2008 (f)	$19.47	(0.11)	(8.15)	(8.26)	(3.82)	(3.82)	–	$7.39	(51.44%)	$160,474	1.65%	(0.96%)	1.78%	73.35%
Year Ended October 31, 2007 (f)	$24.29	(0.19)	1.35	1.16	(5.98)	(5.98)	–	$19.47	6.06%	$359,799	1.50%	(0.96%)	1.51%	87.52%
Year Ended October 31, 2006	$21.64	(0.15)	4.21	4.06	(1.41)	(1.41)	–	$24.29	19.62%	$320,199	1.52%	(0.68%)	1.55%	95.53%
Year Ended October 31, 2005	$19.67	(0.19)	2.54	2.35	(0.40)	(0.40)	0.02	$21.64	11.93%	$224,832	1.62%	(1.05%)	1.64%	108.54%
Year Ended October 31, 2004	$15.96	(0.28)	3.97	3.69	–(g)	–(g)	0.02	$19.67	23.26%	$50,727	1.51%	(1.10%)	1.52%	107.36%

Institutional Class Shares
Year Ended October 31, 2008 (f)	$19.48	(0.13)	(8.13)	(8.26)	(3.82)	(3.82)	–	$7.40	(51.40%)	$2,009,700	1.65%	(1.03%)	1.73%	73.35%
Year Ended October 31, 2007 (f)	$24.29	(0.19)	1.36	1.17	(5.98)	(5.98)	–	$19.48	6.12%	$15,950,142	1.50%	(0.96%)	1.51%	87.52%
Year Ended October 31, 2006	$21.65	(0.13)	4.18	4.05	(1.41)	(1.41)	–	$24.29	19.56%	$15,451,167	1.51%	(0.69%)	1.55%	95.53%
Year Ended October 31, 2005	$19.67	(0.22)	2.58	2.36	(0.40)	(0.40)	0.02	$21.65	11.98%	$8,113,109	1.63%	(1.05%)	1.65%	108.54%
Year Ended October 31, 2004	$15.96	(0.16)	3.85	3.69	–(g)	–(g)	0.02	$19.67	23.26%	$3,493,334	1.52%	(1.14%)	1.54%	107.36%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	The amount is less than $0.005.
(h)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

48 Annual Report 2008

Nationwide Mid Cap Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2008, the Nationwide Mid Cap Growth Fund (Class A at NAV) registered -47.58% versus -42.65% for its benchmark, the Russell Midcap® Growth Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Mid-Cap Growth Funds (consisting of 611 funds as of October 31, 2008) was -42.43% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund generated comparatively good returns in the industrials and consumer staples sectors. Within industrials, our focus on more consistent growth stocks versus the more economically sensitive companies aided Fund performance. Within consumer staples, names such as Alberto-Culver Co. (a provider of beauty and other consumer products) and Church & Dwight Co., Inc. (a manufacturer of cleaning and other household products) performed well as their earnings exceeded expectations. The Fund also benefited from a lack of exposure to the hard-hit utilities sector.

What areas of investment detracted from Fund performance?

The Fund’s holdings within the energy and technology sectors were the primary detractors from performance during the reporting period. Despite a sell-off late in the reporting period, the energy sector did manage to slightly outperform the benchmark index for the reporting period, so the Fund’s underweight position penalized relative Fund performance. Earnings disappointments from several companies within the technology sector, including CommScope, Inc. (a manufacturer of cable and connectivity solutions for communication networks) and DealerTrack Holdings, Inc. (a company that provides software and data solutions for the retail automotive industry), hurt Fund performance. Another Fund holding whose shares diminished was VeriFone Holdings, Inc. (a provider of electronic payment equipment) after the company announced accounting errors that required an earnings restatement.

What is your outlook for the near term?

Despite the ongoing volatility and still-poor market sentiment, we are encouraged with the Fund’s positioning within the market. The relative performance of the Fund’s holdings has improved during the sell-off as investors search for the type of high-quality companies that is a hallmark of our investment style. It is during times like these when earnings growth for the market as a whole deteriorates that our style historically has performed well. Our investment philosophy focuses on companies with a competitive advantage and solid balance sheets, as well as businesses that can perform well regardless of the economic backdrop. While the selling of late has been indiscriminate and the Fund’s holdings have not been spared from the carnage, we believe that investors will begin to differentiate among companies that can more successfully navigate the difficult economy, and the fundamental strength of the Fund’s holdings should be rewarded.

Subadviser:
NorthPointe Capital® LLC

Portfolio Manager:
Robert D. Glise, CFA

2008 Annual Report 49

Fund Performance	Nationwide Mid Cap Growth Fund

Average Annual Total Return
(For periods ended October 31, 2008)

					Gross	Net
					Expense	Expense
		1 Yr.	5 Yr.	Inception[1]	Ratio*	Ratio*

Class A2	w/o SC3	-47.58%	-3.22%	2.68%	1.96%	1.41%
	w/SC4	-50.59%	-4.36%	1.69%

Class B2	w/o SC3	-48.04%	-3.95%	2.05%	2.70%	2.15%
	w/SC5	-50.39%	-4.24%	2.05%

Class C2	w/o SC3	-47.95%	-3.91%	2.09%	2.70%	2.15%
	w/SC6	-48.42%	-3.91%	2.09%

Class R2,7		-47.73%	-3.46%	2.50%	2.40%	1.85%

Institutional Class[7]		-47.47%	-2.96%	2.94%	1.70%	1.15%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on October 1, 2002.

[2]	These returns included performance based on the Fund’s Institutional Class shares, which was achieved prior to the creation of Class A shares (3/5/03), Class B and Class C shares (8/21/03), and Class R shares (10/1/03). Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C and Class R shares would have produced because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class A, Class B, Class C and Class R would have been lower.

[3]	These returns do not reflect the effects of sales charges (SC).

[4]	A 5.75% front-end sales charge was deducted.

[5]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Institutional Class shares the Nationwide Mid Cap Growth Fund, Russell Mid Cap Growth Index (Russell Mid Cap Growth)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell Mid Cap Growth - an unmanaged index of medium-size U.S. companies with a capitalization range of $.017 billion to $15.392 billion as of October 31, 2008, gives a broad look at how the stock price of medium-size U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

50 Annual Report 2008

Shareholder	Nationwide Mid Cap Growth Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2008

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Mid Cap Growth Fund			05/01/08	10/31/08	05/01/08 - 10/31/08[a]	05/01/08 - 10/31/08[a]

Class A Shares	Actual		1,000.00	641.19	5.93	1.44
	Hypothetical	[b]	1,000.00	1,017.91	7.31	1.44

Class B Shares	Actual		1,000.00	637.67	9.44	2.29
	Hypothetical	[b]	1,000.00	1,013.61	11.68	2.29

Class C Shares	Actual		1,000.00	639.18	8.81	2.14
	Hypothetical	[b]	1,000.00	1,014.38	10.89	2.14

Class R Shares	Actual		1,000.00	640.18	6.73	1.63
	Hypothetical	[b]	1,000.00	1,016.93	8.31	1.63

Institutional Class	Actual		1,000.00	642.09	4.67	1.13
	Hypothetical	[b]	1,000.00	1,019.45	5.76	1.13

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Annual Report 51

Portfolio Summary	Nationwide Mid Cap Growth Fund
October 31, 2008

Asset Allocation

Common Stocks	95.4%
Repurchase Agreement	1.8%
Other assets in excess of liabilities	2.8%

100.0%

Top Industries

Health Care Equipment & Supplies	8.3%
Information Technology Services	6.2%
Diversified Consumer Services	5.2%
Commercial Services & Supplies	4.4%
Life Sciences Tools & Services	4.1%
Communications Equipment	4.0%
Energy Equipment & Services	3.9%
Oil, Gas & Consumable Fuels	3.9%
Chemicals	3.4%
Hotels, Restaurants & Leisure	3.4%
Other	53.2%

100.0%

Top Holdings*

Harris Corp.	3.1%
St. Jude Medical, Inc.	3.0%
Alliance Data Systems Corp.	2.9%
Fiserv, Inc.	2.4%
Fastenal Co.	2.2%
Alberto-Culver Co.	2.2%
ITT Educational Services, Inc.	2.1%
John Wiley & Sons, Inc., Class A	2.1%
W.R. Berkley Corp.	2.0%
Ball Corp.	2.0%
Other	76.0%

100.0%

*	For purpose of listing top holdings, the repurchase agreement is included as part of Other.

52 Annual Report 2008

Statement of Investments
October 31, 2008

Nationwide Mid Cap Growth Fund

Common Stocks 95.4%

	Shares	Value

Aerospace & Defense 2.6%
L-3 Communications Holdings, Inc.	350	$28,409
Rockwell Collins, Inc.	820	30,529

		58,938

Air Freight & Logistics 0.9%
Atlas Air Worldwide Holdings, Inc.*	330	6,376
Expeditors International of Washington, Inc.	400	13,060

		19,436

Beverages 0.9%
Central European Distribution Corp.*	720	20,729

Capital Markets 1.8%
Affiliated Managers Group, Inc.*	260	12,059
TD Ameritrade Holding Corp.*	2,100	27,909

		39,968

Chemicals 3.4%
Airgas, Inc.	780	29,921
Albemarle Corp.	470	11,445
Ecolab, Inc.	990	36,887

		78,253

Commercial Services & Supplies 4.4%
Dun & Bradstreet Corp.	590	43,477
Pitney Bowes, Inc.	750	18,585
Stericycle, Inc.*	650	37,980

		100,042

Communications Equipment 4.0%
CommScope, Inc.*	1,465	21,550
Harris Corp.	1,950	70,103

		91,653

Computers & Peripherals 0.8%
NetApp, Inc.*	1,290	17,454

Construction & Engineering 1.2%
Aecom Technology Corp.*	1,530	26,974

Containers & Packaging 2.0%
Ball Corp.	1,340	45,828

Distributors 1.0%
LKQ Corp.*	2,010	22,994

Diversified Consumer Services 5.2%
Apollo Group, Inc., Class A*	620	43,096
ITT Educational Services, Inc.*	535	46,893
New Oriental Education & Technology Group, Inc. ADR – CN*	455	29,097

		119,086

Diversified Financial Services 2.4%
Interactive Brokers Group, Inc., Class A*	1,280	27,353
IntercontinentalExchange, Inc.*	330	28,235

		55,588

Electric Utility 0.9%
Allegheny Energy, Inc.	710	21,407

Electronic Equipment & Instruments 2.9%
Amphenol Corp., Class A	1,130	32,375
Dolby Laboratories, Inc., Class A*	1,050	33,148

		65,523

Energy Equipment & Services 3.9%
FMC Technologies, Inc.*	580	20,294
Helmerich & Payne, Inc.	590	20,243
Smith International, Inc.	600	20,688
Superior Energy Services, Inc.*	800	17,056
TETRA Technologies, Inc.*	1,380	9,605

		87,886

Health Care Equipment & Supplies 8.3%
C.R. Bard, Inc.	500	44,125
Intuitive Surgical, Inc.*	170	29,374
Mindray Medical International Ltd. ADR – CN	250	5,390
St. Jude Medical, Inc.*	1,810	68,834
Varian Medical Systems, Inc.*	870	39,594

		187,317

Health Care Providers & Services 2.2%
Express Scripts, Inc.*	500	30,305
Pediatrix Medical Group, Inc.*	500	19,325

		49,630

Hotels, Restaurants & Leisure 3.4%
Burger King Holdings, Inc.	1,820	36,182
Penn National Gaming, Inc.*	2,160	41,601

		77,783

Household Durables 1.8%
Jarden Corp.*	2,275	40,495

Household Products 1.5%
Church & Dwight Co., Inc.	580	34,272

Information Technology Services 6.2%
Alliance Data Systems Corp.*	1,290	64,706

2008 Annual Report 53

Statement of Investments (Continued)
October 31, 2008

Nationwide Mid Cap Growth Fund (Continued)

Common Stocks (continued)
	Shares	Value

Information Technology Services (continued)

Cognizant Technology Solutions Corp., Class A*	570	$10,944
Fiserv, Inc.*	1,630	54,377
Paychex, Inc.	400	11,416

		141,443

Insurance 3.3%
Brown & Brown, Inc.	1,460	29,959
W.R. Berkley Corp.	1,745	45,841

		75,800

Life Sciences Tools & Services 4.1%
Covance, Inc.*	300	15,000
Thermo Fisher Scientific, Inc.*	950	38,570
Waters Corp.*	890	38,982

		92,552

Machinery 0.4%
Bucyrus International, Inc.,	400	9,652

Media 2.1%
John Wiley & Sons, Inc., Class A	1,340	46,605

Oil, Gas & Consumable Fuels 3.9%
Continental Resources, Inc.	930	30,123
Encore Acquisition Co.*	630	19,624
XTO Energy, Inc.	1,047	37,640

		87,387

Personal Products 2.2%
Alberto-Culver Co.	1,930	49,659

Road & Rail 2.7%
J.B. Hunt Transport Services, Inc.	1,160	32,979
Knight Transportation, Inc.	1,720	27,348

		60,327

Semiconductors & Semiconductor Equipment 2.6%
Broadcom Corp., Class A*	1,550	26,474
Marvell Technology Group Ltd.*	1,490	10,370
MEMC Electronic Materials, Inc.*	310	5,698
ON Semiconductor Corp.*	3,200	16,352

		58,894

Software 2.9%
Intuit, Inc.*	1,660	41,600
MICROS Systems, Inc.*	1,370	23,331

		64,931

Specialty Retail 1.9%
GameStop Corp., Class A*	800	21,912
Guess?, Inc.	1,000	21,770

		43,682

Textiles, Apparel & Luxury Goods 3.3%
Coach, Inc.*	1,800	37,080
Warnaco Group, Inc. (The)*	1,250	37,262

		74,342

Thrifts & Mortgage Finance 0.9%
Hudson City Bancorp, Inc.	1,100	20,691

Trading Companies & Distributors 2.2%
Fastenal Co.	1,240	49,922

Wireless Telecommunication Services 1.2%
NII Holdings, Inc.*	1,030	26,533

Total Common Stocks		2,163,676

Repurchase Agreement 1.8%

CS First Boston, 0.08%, dated 10/31/08, due 11/03/08, repurchase price $41,638, collateralized U.S. Government Agency Mortgages ranging 0.00% — 5.50%, maturing 11/03/08 — 11/01/35; total market value of $42,471	$41,638	41,638

Total Investments (Cost $2,892,091) (a) — 97.2%		2,205,314
Other assets in excess of liabilities — 2.8%		62,413

NET ASSETS — 100.0%		$2,267,727

*	Denotes a non-income producing security.

(a)	See notes to statements of investments for tax unrealized appreciation / (depreciation) of securities.

ADR	American Depositary Receipt

CN	China

The accompanying notes are an integral part of these financial statements.

54 Annual Report 2008

Statement of Assets and Liabilities
October 31, 2008

Nationwide Mid Cap Growth Fund

Assets:
Investments, at value (cost $2,850,453)	$2,163,676
Repurchase agreements, at value and cost	41,638

Total Investments	2,205,314

Interest and dividends receivable	138
Receivable for investments sold	58,087
Receivable from adviser	3,529
Prepaid expenses and other assets	42,731

Total Assets	2,309,799

Liabilities:
Payable for investments purchased	39,653
Accrued expenses and other payables:
Fund administration fees	234
Distribution fees	411
Administrative servicing fees	463
Trustee fees	9
Compliance program costs (Note 3)	25
Custodian fees	34
Other	1,243

Total Liabilities	42,072

Net Assets	$2,267,727

Represented by:
Capital	$3,531,217
Accumulated net realized losses from investment transactions	(576,713)
Net unrealized appreciation/(depreciation) from investments	(686,777)

Net Assets	$2,267,727

Net Assets:
Class A Shares	$798,383
Class B Shares	102,019
Class C Shares	174,718
Class R Shares	1,659
Institutional Class Shares	1,190,948

Total	$2,267,727

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 55

Statement of Assets and Liabilities (Continued)

	Nationwide Mid Cap Growth Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	90,599
Class B Shares	12,081
Class C Shares	20,686
Class R Shares	191
Institutional Class Shares	132,759

Total	256,316

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.81
Class B Shares (a)	$8.43	(c)
Class C Shares (b)	$8.45
Class R Shares	$8.70	(c)
Institutional Class Shares	$8.97
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.35

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(c)	The NAV reported above represents the traded NAV at October 31, 2008.

The accompanying notes are an integral part of these financial statements.

56 Annual Report 2008

Statement of Operations
For the Year Ended October 31, 2008

Nationwide Mid
Cap Growth Fund

INVESTMENT INCOME:
Interest income	$4,757
Dividend income	16,523

Total Income	21,280

EXPENSES:
Investment advisory fees	34,979
Fund administration fees	4,508
Distribution fees Class A	3,405
Distribution fees Class B	1,926
Distribution fees Class C	3,322
Distribution fees Class R	12
Administrative servicing fees Class A	30
Registration and filing fees	47,689
Professional fees	619
Printing fees	8,779
Trustee fees	280
Custodian fees	762
Other	6,491

Total expenses before reimbursed/waived expenses	112,802

Earnings credit (Note 5)	(224)
Expenses reimbursed by Advisor	(50,328)
Administrator fees voluntarily waived	(72)

Net Expenses	62,178

NET INVESTMENT LOSS	(40,898)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(569,753)
Net change in unrealized appreciation/(depreciation) from investments	(2,173,621)

Net realized/unrealized losses from investments	(2,743,374)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,784,272)

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 57

Statements of Changes in Net Assets

	Nationwide Mid Cap Growth Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

Operations:
Net investment loss	$(40,898)	$(64,674)
Net realized gains (losses) from investment transactions	(569,753)	753,054
Net change in unrealized appreciation/(depreciation) from investments	(2,173,621)	606,228

Change in net assets resulting from operations	(2,784,272)	1,294,608

Distributions to Shareholders From:
Net realized gains:
Class A	(172,167)	(160,443)
Class B	(23,211)	(13,023)
Class C	(45,768)	(35,287)
Class R	(267)	(112)
Institutional Class	(451,442)	(265,522)

Change in net assets from shareholder distributions	(692,855)	(474,387)

Change in net assets from capital transactions	(2,205,603)	(91,112)

Change in net assets	(5,682,730)	729,109

Net Assets:
Beginning of period	7,950,457	7,221,348

End of period	$2,267,727	$7,950,457

Accumulated undistributed net investment income at end of period	$–	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$176,643	$698,817
Dividends reinvested	118,166	108,265
Cost of shares redeemed (a)	(480,735)	(1,468,198)

Total Class A	(185,926)	(661,116)

Class B Shares
Proceeds from shares issued	18,632	42,733
Dividends reinvested	20,968	12,594
Cost of shares redeemed	(65,504)	(40,004)

Total Class B	(25,904)	15,323

Class C Shares
Proceeds from shares issued	113,668	94,065
Dividends reinvested	12,097	7,315
Cost of shares redeemed (a)	(204,518)	(195,661)

Total Class C	(78,753)	(94,281)

Class R Shares
Proceeds from shares issued	392	1,126
Dividends reinvested	153	94
Cost of shares redeemed	–	(148)

Total Class R	545	1,072

(a)	Includes redemption fees — see Note 4 to Financial Statements.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

58 Annual Report 2008

	Nationwide Mid Cap Growth Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$196,298	$821,438
Dividends reinvested	451,442	265,522
Cost of shares redeemed	(2,563,305)	(439,070)
Total Institutional Class	(1,915,565)	647,890

Change in net assets from capital transactions:	$(2,205,603)	$(91,112)

SHARE TRANSACTIONS:
Class A Shares
Issued	12,286	41,771
Reinvested	7,418	6,741
Redeemed	(34,425)	(86,778)

Total Class A Shares	(14,721)	(38,266)

Class B Shares
Issued	1,413	2,576
Reinvested	1,365	804
Redeemed	(5,179)	(2,354)

Total Class B Shares	(2,401)	1,026

Class C Shares
Issued	8,136	5,923
Reinvested	788	467
Redeemed	(15,920)	(11,733)

Total Class C Shares	(6,996)	(5,343)

Class R Shares
Issued	26	67
Reinvested	10	6
Redeemed	–	(9)

Total Class R Shares	36	64

Institutional Class Shares
Issued	12,198	47,882
Reinvested	27,901	16,330
Redeemed	(185,615)	(25,292)

Total Institutional Class Shares	(145,516)	38,920

Total change in shares:	(169,598)	(3,599)

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 59

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Mid Cap Growth Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized									Ratio of Net	Ratio of
	Net Asset		and									Investment	Expenses
	Value,	Net	Unrealized								Ratio of	Income	(Prior to
	Beginning	Investment	Gains	Total	Net			Net Asset		Net Assets	Expenses	(Loss) to	Reimbursements)
	of	Income	(Losses) from	from	Realized	Total	Redemption	Value, End	Total	at End	to Average	Average	to Average	Portfolio
	Period	(Loss)	Investments	Operations	Gains	Distributions	fees	of Period	Return (a)	of Period	Net Assets	Net Assets	Net Assets (b)	Turnover (c)

Class A Shares
Year Ended October 31, 2008 (d)	$18.55	(0.13)	(7.96)	(8.09)	(1.65)	(1.65)	–	$8.81	(47.58%)	$798,383	1.40%	(0.95%)	2.61%	88.99%
Year Ended October 31, 2007 (d)	$16.75	(0.15)	3.03	2.88	(1.09)	(1.09)	0.01	$18.55	18.25%	$1,953,934	1.41%	(0.91%)	1.95%	78.16%
Year Ended October 31, 2006	$15.55	(0.09)	2.12	2.03	(0.84)	(0.84)	0.01	$16.75	13.51%	$2,405,449	1.43%	(0.60%)	1.89%	68.88%
Year Ended October 31, 2005	$14.21	(0.13)	2.16	2.03	(0.69)	(0.69)	–	$15.55	14.42%	$1,677,868	1.42%	(0.87%)	2.38%	68.86%
Year Ended October 31, 2004	$13.84	(0.13)	0.87	0.74	(0.37)	(0.37)	–	$14.21	5.44%	$1,463,466	1.40%	(0.98%)	2.51%	94.56%

Class B Shares
Year Ended October 31, 2008 (d)	$17.97	(0.22)	(7.67)	(7.89)	(1.65)	(1.65)	–	$8.43	(48.04%)	$102,019	2.15%	(1.70%)	3.36%	88.99%
Year Ended October 31, 2007 (d)	$16.38	(0.27)	2.94	2.67	(1.09)	(1.09)	0.01	$17.97	17.33%	$260,305	2.15%	(1.66%)	2.71%	78.16%
Year Ended October 31, 2006	$15.33	(0.19)	2.07	1.88	(0.84)	(0.84)	0.01	$16.38	12.68%	$220,396	2.15%	(1.31%)	2.62%	68.88%
Year Ended October 31, 2005	$14.11	(0.24)	2.15	1.91	(0.69)	(0.69)	–	$15.33	13.65%	$173,088	2.15%	(1.61%)	3.11%	68.86%
Year Ended October 31, 2004	$13.84	(0.20)	0.84	0.64	(0.37)	(0.37)	–	$14.11	4.70%	$153,083	2.15%	(1.74%)	3.27%	94.56%

Class C Shares
Year Ended October 31, 2008 (d)	$17.98	(0.23)	(7.62)	(7.85)	(1.65)	(1.65)	0.03	$8.45	(47.95%)	$174,718	2.15%	(1.70%)	3.32%	88.99%
Year Ended October 31, 2007 (d)	$16.38	(0.27)	2.95	2.68	(1.09)	(1.09)	0.01	$17.98	17.40%	$497,618	2.15%	(1.66%)	2.70%	78.16%
Year Ended October 31, 2006	$15.33	(0.18)	2.06	1.88	(0.84)	(0.84)	0.01	$16.38	12.68%	$540,940	2.15%	(1.34%)	2.60%	68.88%
Year Ended October 31, 2005	$14.11	(0.27)	2.18	1.91	(0.69)	(0.69)	–	$15.33	13.65%	$230,385	2.15%	(1.60%)	3.18%	68.86%
Year Ended October 31, 2004	$13.84	(0.23)	0.87	0.64	(0.37)	(0.37)	–	$14.11	4.70%	$224,060	2.15%	(1.72%)	3.17%	94.56%

Class R Shares
Year Ended October 31, 2008 (d)	$18.39	(0.16)	(7.88)	(8.04)	(1.65)	(1.65)	–	$8.70	(47.73%)	$1,659	1.63%	(1.18%)	2.95%	88.99%
Year Ended October 31, 2007 (d)	$16.67	(0.21)	3.01	2.80	(1.09)	(1.09)	0.01	$18.39	17.84%	$2,845	1.75%	(1.26%)	2.32%	78.16%
Year Ended October 31, 2006	$15.51	(0.12)	2.11	1.99	(0.84)	(0.84)	0.01	$16.67	13.27%	$1,515	1.64%	(0.79%)	2.18%	68.88%
Year Ended October 31, 2005	$14.18	(0.15)	2.17	2.02	(0.69)	(0.69)	–	$15.51	14.38%	$1,274	1.49%	(0.97%)	2.53%	68.86%
Year Ended October 31, 2004	$13.86	(0.17)	0.86	0.69	(0.37)	(0.37)	–	$14.18	5.06%	$1,114	1.66%	(1.27%)	2.63%	94.56%

Institutional Class Shares
Year Ended October 31, 2008 (d)	$18.82	(0.10)	(8.10)	(8.20)	(1.65)	(1.65)	–	$8.97	(47.47%)	$1,190,948	1.15%	(0.69%)	2.16%	88.99%
Year Ended October 31, 2007 (d)	$16.93	(0.11)	3.08	2.97	(1.09)	(1.09)	0.01	$18.82	18.60%	$5,235,755	1.15%	(0.66%)	1.71%	78.16%
Year Ended October 31, 2006	$15.67	(0.05)	2.14	2.09	(0.84)	(0.84)	0.01	$16.93	13.80%	$4,053,048	1.15%	(0.34%)	1.61%	68.88%
Year Ended October 31, 2005	$14.27	(0.07)	2.16	2.09	(0.69)	(0.69)	–	$15.67	14.79%	$2,530,575	1.15%	(0.61%)	1.98%	68.86%
Year Ended October 31, 2004	$13.86	(0.10)	0.88	0.78	(0.37)	(0.37)	–	$14.27	5.73%	$1,552,921	1.15%	(0.72%)	2.26%	94.56%

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

60 Annual Report 2008

Nationwide U.S. Small Cap Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the period from the Fund’s inception on December 21, 2007, through October 31, 2008, the Nationwide U.S. Small Cap Value Fund (Class A at NAV) registered -28.40%. For the period from January 1, 2008, through October 31, 2008, the Fund’s benchmark, the Russell 2000® Value Index, registered -24.27%. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Small-Cap Value Funds (consisting of 322 funds as of October 31, 2008) was -28.71% for the 10 months ended October 31, 2008.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s larger allocation than that of the benchmark index to value-oriented stocks, combined with the better relative performance of the Fund’s basket of those stocks had a large positive impact on relative Fund performance. Overall differences between the Fund and its benchmark index in allocation across industries also had a positive impact on relative Fund performance. The Fund especially benefited from its larger allocation to energy stocks and from the good relative performance of its basket of energy stocks. Finally, the Fund’s exclusion of REITs (real estate investment trusts), which underperformed relative to other industry sectors during the first 10 months of 2008, had a positive impact on relative Fund performance.

What areas of investment detracted from Fund performance?

The Fund’s larger allocation than that of the benchmark index to deep-value stocks combined with the poor relative performance of its basket of those stocks had a large negative impact on relative Fund performance. With regard to industries, allocation and especially composition differences between the Fund and its benchmark index in the financials and information technology sectors had a large negative impact on relative Fund performance. The Fund also was hurt by the poor relative performance of its basket of stocks in the industrials and consumer staples sectors and by the Fund’s exclusion of highly regulated utilities, which constituted the best-performing sector during the first 10 months of 2008.

What is your outlook for the near term?

Dimensional Fund Advisors does not make economic or financial forecasts. The Fund’s investment approach is based on scientific research into the sources of risk and return in equity markets, and does not make macroeconomic forecasts or tactical allocations.

Subadviser:
Dimensional Fund Advisors L.P.

Portfolio Manager:
Robert T. Deere

2008 Annual Report 61

Fund Performance	Nationwide U.S. Small Cap Value Fund

Average Annual Total Return
(For periods ended October 31, 2008)

		Inception1*

Class A	w/o SC2	-28.40%
	w/SC3	-32.52%

Class C	w/o SC2	-28.79%
	w/SC4	-29.51%

Institutional Service Class[5]		-28.27%

Institutional Class[5]		-28.14%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

[1]	Fund commenced operations on December 21, 2007.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide U.S. Small Cap Value Fund, Russell 2000 Value Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capilizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

62 Annual Report 2008

Shareholder	Nationwide U.S. Small Cap Value Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2008

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide U.S. Small Cap Value Fund			05/01/08	10/31/08	05/01/08 - 10/31/08[a]	05/01/08 - 10/31/08[a]

Class A Shares	Actual		1,000.00	753.42	6.41	1.45
	Hypothetical	[b]	1,000.00	1,017.83	7.40	1.45

Class C Shares	Actual		1,000.00	751.05	9.25	2.10
	Hypothetical	[b]	1,000.00	1,014.57	10.70	2.10

Institutional Service Class	Actual		1,000.00	754.48	5.48	1.24
	Hypothetical	[b]	1,000.00	1,018.89	6.33	1.24

Institutional Class	Actual		1,000.00	755.53	4.72	1.07
	Hypothetical	[b]	1,000.00	1,019.76	5.45	1.07

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Annual Report 63

Portfolio Summary	Nationwide U.S. Small Cap Value Fund
October 31, 2008

Asset Allocation

Common Stocks	98.6%
Repurchase Agreement	1.0%
Other assets in excess of liabilities	0.4%

100.0%

Top Industries

Commercial Banks	12.1%
Insurance	10.5%
Specialty Retail	5.0%
Electronic Equipment & Instruments	4.8%
Oil, Gas & Consumable Fuels	3.9%
Household Durables	3.8%
Chemicals	3.5%
Health Care Providers & Services	3.4%
Commercial Services & Supplies	3.2%
Semiconductors & Semiconductor Equipment	3.2%
Other	46.6%

100.0%

Top Holdings*

W.R. Berkley Corp.	1.0%
Omnicare, Inc.	0.8%
Mohawk Industries, Inc.	0.8%
Transatlantic Holdings, Inc.	0.7%
Leggett & Platt, Inc.	0.7%
Watson Pharmaceuticals, Inc.	0.7%
BancorpSouth, Inc.	0.6%
CenturyTel, Inc.	0.6%
Odyssey Re Holdings Corp.	0.6%
American Financial Group, Inc.	0.6%
Other	92.9%

100.0%

*	For purpose of listing top holdings, the repurchase agreement is included as part of Other.

64 Annual Report 2008

Statement of Investments
October 31, 2008

Nationwide U.S. Small Cap Value Fund

Common Stocks 98.6%

	Shares	Value

Aerospace & Defense 0.9%
Allied Defense Group, Inc. (The)*	400	$2,900
Applied Signal Technology, Inc.	1,000	17,920
Argon ST, Inc.*	1,200	25,032
Ceradyne, Inc.*	500	11,750
Ducommun, Inc.*	1,000	20,190
Esterline Technologies Corp.*	2,300	82,915
Sparton Corp.*	400	812
Sypris Solutions, Inc.	100	93
Triumph Group, Inc.	1,000	43,860

		205,472

Air Freight & Logistics 0.1%
Atlas Air Worldwide Holdings, Inc.*	500	9,660
Park-Ohio Holdings Corp.*	1,100	8,349

		18,009

Airline 0.3%
JetBlue Airways Corp.*	12,500	69,375

Auto Components 0.6%
American Axle & Manufacturing Holdings, Inc.	200	718
ArvinMeritor, Inc.	400	2,368
ATC Technology Corp.*	500	10,965
Hayes Lemmerz International, Inc.*	3,800	5,054
Modine Manufacturing Co.	2,900	21,460
Shiloh Industries, Inc.*	1,577	7,901
Spartan Motors, Inc.	1,800	8,262
Standard Motor Products, Inc.	1,600	6,736
Stoneridge, Inc.*	1,400	7,966
Superior Industries International, Inc.	2,300	32,890
Tenneco, Inc.*	2,500	12,275
TRW Automotive Holdings Corp.*	5,700	36,024

		152,619

Beverages 0.7%
Constellation Brands, Inc., Class A*	10,900	136,686
MGP Ingredients, Inc.	800	1,216
National Beverage Corp.	803	7,355
PepsiAmericas, Inc.	1,200	22,716

		167,973

Biotechnology 0.6%
Anadys Pharmaceuticals, Inc.*	1,300	2,847
Avigen, Inc.*	1,600	960
Celera Corp.*	6,100	68,991
Combinatorx, Inc.*	2,500	1,600
Lexicon Pharmaceuticals, Inc.*	7,400	11,618
Martek Biosciences Corp.*	1,700	50,711
MediciNova, Inc.*	500	1,155
Neurocrine Biosciences, Inc.*	2,500	10,325
Trimeris, Inc.*	1,600	5,232
Vical, Inc.*	2,100	3,444

		156,883

Building Products 1.0%
American Woodmark Corp.	1,300	24,102
Ameron International Corp.	1,000	47,000
Builders FirstSource, Inc.*	3,200	12,160
Gibraltar Industries, Inc.	2,600	34,450
Insteel Industries, Inc.	1,000	10,260
NCI Building Systems, Inc.*	1,500	27,915
PGT, Inc.*	458	948
Simpson Manufacturing Co., Inc.	1,800	41,472
Trex Co., Inc.*	1,100	17,941
U.S. Home Systems, Inc.*	700	1,484
Universal Forest Products, Inc.	1,500	35,475

		253,207

Capital Markets 1.3%
Broadpoint Securities Group, Inc.*	1,700	5,015
Capital Southwest Corp.	350	35,700
E*Trade Financial Corp.*	35,800	65,156
FirstCity Financial Corp.*	1,000	3,250
Harris & Harris Group, Inc.*	100	500
KBW, Inc.*	1,200	35,136
Knight Capital Group, Inc., Class A*	5,200	75,192
MCG Capital Corp.	3,500	2,870
Penson Worldwide, Inc.*	2,200	15,708
Sanders Morris Harris Group, Inc.	2,800	20,720
Stifel Financial Corp.*	600	26,190
SWS Group, Inc.	1,400	25,984

		311,421

Chemicals 3.5%
American Pacific Corp.*	600	6,930
Arch Chemicals, Inc.	1,000	28,370
Ashland, Inc.	3,400	76,806
Cabot Corp.	3,700	97,865
Chemtura Corp.	13,700	23,701
Cytec Industries, Inc.	2,600	73,632
Ferro Corp.	1,800	27,864
GenTek, Inc.*	600	10,800
H.B. Fuller Co.	1,800	31,806
Kronos Worldwide, Inc.	900	11,430
Minerals Technologies, Inc.	1,000	56,760
N.L. Industries, Inc.	2,600	35,828
Penford Corp.	1,000	12,870

2008 Annual Report 65

Statement of Investments (Continued)
October 31, 2008

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)
	Shares	Value

Chemicals (continued)

PolyOne Corp.*	7,100	$33,725
Quaker Chemical Corp.	1,000	19,130
Rockwood Holdings, Inc.*	700	8,645
Sensient Technologies Corp.	1,800	45,414
Spartech Corp.	2,700	17,172
Stepan Co.	800	28,664
Valspar Corp.	5,900	120,655
Westlake Chemical Corp.	5,000	91,150

		859,217

Commercial Banks 12.1%
1st Source Corp.	1,400	30,044
Amcore Financial, Inc.	1,235	5,743
AmericanWest Bancorp	1,000	1,210
Ameris Bancorp	600	6,624
AmeriServ Financial, Inc.*	1,800	4,428
Appalachian Bancshares, Inc.*	400	1,988
Arrow Financial Corp.	600	15,594
Bancfirst Corp.	272	13,709
BancorpSouth, Inc.	6,300	152,901
BancTrust Financial Group, Inc.	900	11,214
Bank of Florida Corp.*	1,000	6,100
Bank of Granite Corp.	1,200	4,620
Banner Corp.	1,000	12,770
Boston Private Financial Holdings, Inc.	3,600	31,824
Cadence Financial Corp.	1,000	7,500
Capital City Bank Group, Inc.	1,500	42,000
Capital Corp. of the West	1,000	2,300
Capitol Bancorp Ltd.	800	8,192
Cardinal Financial Corp.	1,900	11,856
Center Financial Corp.	1,600	16,480
Central Jersey Bancorp*	700	4,788
Central Pacific Financial Corp.	1,800	28,080
Chemical Financial Corp.	1,300	34,151
City Holding Co.	1,000	41,840
CoBiz Financial, Inc.	1,300	15,132
Columbia Banking System, Inc.	1,600	25,472
Comerica, Inc.	1,814	50,048
Community Bank System, Inc.	1,200	29,940
Community Trust Bancorp, Inc.	1,000	33,380
Crescent Financial Corp.*	300	1,605
East West Bancorp, Inc.	600	10,410
Enterprise Financial Services Corp.	963	17,864
First Bancorp North Carolina	1,500	26,250
First Busey Corp.	3,200	59,648
First Commonwealth Financial Corp.	2,900	32,074
First Community Bancshares, Inc.	600	18,780
First Financial Bancorp	3,200	43,040
First Financial Corp.	1,000	42,280
First Regional Bancorp*	400	2,200
First Security Group, Inc.	900	6,741
First South Bancorp, Inc.	700	9,835
FirstMerit Corp.	1,800	41,976
FNB Corp.	1,000	6,430
Fulton Financial Corp.	9,400	98,700
Gateway Financial Holdings, Inc.	1,000	5,440
German American Bancorp	1,000	11,400
Great Southern Bancorp, Inc.	1,000	10,650
Green Bankshares, Inc.	1,100	21,725
Guaranty Bancorp*	5,200	22,152
Harleysville National Corp.	1,900	26,353
Heartland Financial USA, Inc.	1,400	33,250
Heritage Commerce Corp.	600	7,764
Home Bancshares, Inc.	1,512	39,372
IBERIABANK Corp.	1,000	50,940
Independent Bank Corp.	1,200	34,524
Integra Bank Corp.	900	5,427
Lakeland Bancorp, Inc.	1,828	20,145
Lakeland Financial Corp.	1,000	22,450
Macatawa Bank Corp.	800	4,008
MainSource Financial Group, Inc.	1,600	28,576
MB Financial, Inc.	2,700	80,217
MBT Financial Corp.	700	3,073
Nara Bancorp, Inc.	2,300	25,300
National Penn Bancshares, Inc.	6,100	103,334
NBT Bancorp, Inc.	1,300	36,244
NewBridge Bancorp	1,500	5,655
North Valley Bancorp	390	2,360
Old National Bancorp	3,600	68,184
Old Second Bancorp, Inc.	1,000	13,500
Pacific Capital Bancorp	1,800	35,352
Pacific Mercantile Bancorp	1,000	4,200
PacWest Bancorp	1,500	37,485
Park National Corp.	1,000	72,750
Peoples Bancorp, Inc.	1,000	19,150
Pinnacle Financial Partners, Inc.*	500	14,630
Preferred Bank	600	4,194
PrivateBancorp, Inc.	700	25,207
Prosperity Bancshares, Inc.	257	8,535
Provident Bankshares Corp.	1,900	20,273
Renasant Corp.	1,800	37,728
S&T Bancorp, Inc.	1,300	44,330
Sandy Spring Bancorp, Inc.	1,000	21,470
SCBT Financial Corp.	600	20,334
Seacoast Banking Corp. of Florida	1,800	15,984
Simmons First National Corp., Class A	800	24,816
Smithtown Bancorp, Inc.	700	13,769
Somerset Hills Bancorp	400	3,400
South Financial Group, Inc. (The)	3,900	22,659

66 Annual Report 2008

Common Stocks (continued)
	Shares	Value

Commercial Banks (continued)

Southern Community Financial Corp.	1,400	$5,432
Southside Bancshares, Inc.	800	19,272
Southwest Bancorp, Inc.	1,300	18,824
State Bancorp, Inc.	1,000	12,740
StellarOne Corp.	2,000	34,000
Sterling Bancorp	200	3,136
Sterling Bancshares, Inc.	3,900	31,044
Susquehanna Bancshares, Inc.	3,400	52,666
Texas Capital Bancshares, Inc.*	600	10,710
TIB Financial Corp.	1,122	5,060
Tompkins Financial Corp.	600	29,400
Trico Bancshares	1,000	21,540
Trustmark Corp.	300	6,156
UCBH Holdings, Inc.	5,600	29,568
UMB Financial Corp.	868	39,346
Umpqua Holdings Corp.	3,300	56,166
Union Bankshares Corp.	1,200	28,596
United Bankshares, Inc.	200	6,380
United Community Banks, Inc.	500	6,560
Univest Corp. of Pennsylvania	1,100	34,034
Washington Trust Bancorp, Inc.	300	6,396
Webster Financial Corp.	3,300	61,182
WesBanco, Inc.	2,300	62,514
West Bancorp, Inc.	1,500	18,750
Western Alliance Bancorp*	3,400	50,354
Whitney Holding Corp.	369	7,011
Wilshire Bancorp, Inc.	1,600	17,648
Wintrust Financial Corp.	1,500	38,400
Yadkin Valley Financial Corp.	900	13,401

		2,922,356

Commercial Services & Supplies 3.2%
ABM Industries, Inc.	2,700	44,091
ACCO Brands Corp.*	4,100	11,562
Barrett Business Services, Inc.	500	5,500
Bowne & Co., Inc.	1,500	11,685
CDI Corp.	1,300	16,900
Collectors Universe	1,100	4,081
Comfort Systems U.S.A., Inc.	2,200	20,526
Cornell Cos., Inc.*	800	18,216
CRA International, Inc.*	600	16,236
Ennis, Inc.	2,500	29,425
G & K Services, Inc., Class A	1,100	24,849
Geo Group, Inc. (The)*	1,000	17,660
GP Strategies Corp.*	400	2,408
Heidrick & Struggles International, Inc.	1,000	24,130
Hudson Highland Group, Inc.*	2,200	11,528
ICT Group, Inc.*	700	3,689
IKON Office Solutions, Inc.	7,100	122,333
Intersections, Inc.*	1,000	8,400
Kelly Services, Inc., Class A	1,800	25,632
Kforce, Inc.*	3,500	27,545
Kimball International, Inc., Class B	1,430	10,653
LECG Corp.*	1,400	6,720
M & F Worldwide Corp.*	900	20,745
McGrath Rentcorp	1,400	31,836
Mobile Mini, Inc.*	2,700	45,360
Multi-Color Corp.	700	13,790
On Assignment, Inc.*	1,900	12,350
PHH Corp.*	4,100	33,046
RCM Technologies, Inc.*	1,100	1,254
Schawk, Inc.	2,400	31,512
School Specialty, Inc.*	1,100	23,100
Standard Register Co. (The)	1,300	10,569
Sunair Services Corp.*	1,100	2,255
Superior Uniform Group, Inc.	300	2,997
SYKES Enterprises, Inc.*	800	12,768
TrueBlue, Inc.*	800	6,664
United Stationers, Inc.*	500	18,695
Viad Corp.	1,600	34,960
Virco Manufacturing Corp.	900	2,466
Volt Information Sciences, Inc.*	1,900	14,535
WCA Waste Corp.*	114	371

		783,042

Communications Equipment 2.6%
Arris Group, Inc.*	9,300	64,263
Avocent Corp.*	3,400	51,068
Aware, Inc.*	1,300	2,925
Bel Fuse, Inc., Class B	900	19,530
Bookham, Inc.*	5,400	2,916
CommScope, Inc.*	800	11,768
Communications Systems, Inc.	700	5,600
Digi International, Inc.*	2,500	25,600
EMS Technologies, Inc.*	1,200	25,080
Emulex Corp.*	1,700	16,150
Endwave Corp.*	800	2,640
Extreme Networks, Inc.*	2,700	4,968
Globecomm Systems, Inc.*	1,400	11,032
Harris Stratex Networks, Inc., Class A*	2,500	16,575
Ixia*	1,600	10,656
JDS Uniphase Corp.*	2,400	13,104
KVH Industries, Inc.*	1,000	5,860
Network Equipment Technologies, Inc.*	1,500	4,095
Nextwave Wireless, Inc.*	3,000	840
Occam Networks, Inc.*	800	2,248
Oplink Communications, Inc.*	1,676	13,609
Opnext, Inc.*	5,731	22,924
Optical Cable Corp.*	300	1,377
Orbcomm, Inc.*	2,300	6,900
PC-Tel, Inc.	1,200	7,044
Performance Technologies, Inc.*	500	1,555
Plantronics, Inc.	1,600	23,104

2008 Annual Report 67

Statement of Investments (Continued)
October 31, 2008

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)
	Shares	Value

Communications Equipment (continued)

Powerwave Technologies, Inc.*	10,000	$9,500
SCM Microsystems, Inc.*	700	1,393
Seachange International, Inc.*	2,300	17,572
Sycamore Networks, Inc.*	21,500	71,810
Symmetricom, Inc.*	1,500	6,675
Tekelec*	1,300	16,497
Tellabs, Inc.*	22,200	94,128
Tollgrade Communications, Inc.*	1,200	5,280
UTStarcom, Inc.*	12,400	29,512

		625,798

Computers & Peripherals 0.6%
Actividentity Corp.*	2,500	5,000
Adaptec, Inc.*	10,700	34,347
Avid Technology, Inc.*	200	2,966
Dot Hill Systems Corp.*	3,400	4,046
Electronics for Imaging, Inc.*	3,100	32,860
Hypercom Corp.*	4,700	9,165
Imation Corp.	2,900	35,728
Intevac, Inc.*	1,900	14,782
Presstek, Inc.*	2,000	8,360
Quantum Corp.*	11,000	3,190
Techteam Global, Inc.*	1,000	5,850

		156,294

Construction & Engineering 1.4%
Dycom Industries, Inc.*	4,000	35,520
EMCOR Group, Inc.*	3,000	53,310
Granite Construction, Inc.	700	24,969
Great Lakes Dredge & Dock Corp.	4,900	21,952
Insituform Technologies, Inc., Class A*	2,400	32,232
Layne Christensen Co.*	500	13,140
Pike Electric Corp.*	1,800	15,750
Sterling Construction Co., Inc.*	700	9,247
URS Corp.*	4,800	141,072

		347,192

Construction Materials 0.2%
Headwaters, Inc.	3,700	39,220
U.S. Concrete, Inc.*	3,500	11,025

		50,245

Consumer Finance 0.6%
Advanta Corp., Class A	1,300	3,081
Advanta Corp., Class B	3,100	14,012
AmeriCredit Corp.*	8,800	51,568
Cash America International, Inc.	700	24,759
Consumer Portfolio Services, Inc.*	1,500	1,620
Nelnet, Inc., Class A	3,300	48,279
Rewards Network, Inc.*	1,400	5,320
United Panam Financial Corp.*	100	175

		148,814

Containers & Packaging 0.8%
Bemis Co., Inc.	5,400	134,136
Caraustar Industries, Inc.*	2,600	939
Graphic Packaging Holding Co.*	15,800	29,230
Myers Industries, Inc.	800	8,456
Rock-Tenn Co., Class A	700	21,287
Temple-Inland, Inc.	1,000	5,930

		199,978

Distributors 0.1%
Core-Mark Holding Co., Inc.*	1,000	19,770
Design Within Reach, Inc.*	1,300	2,613

		22,383

Diversified Consumer Services 0.3%
Carriage Services, Inc.*	1,570	3,737
Lincoln Educational Services Corp.*	1,400	20,244
Mac-Gray Corp.*	100	759
National Technical Systems, Inc.	400	1,560
Regis Corp.	3,300	40,821
Stewart Enterprises, Inc., Class A	2,300	11,891

		79,012

Diversified Financial Services 0.5%
Asset Acceptance Capital Corp.*	1,700	13,787
Compass Diversified Holdings	397	4,843
Encore Capital Group, Inc.*	2,000	18,720
Financial Federal Corp.	1,000	23,150
Medallion Financial Corp.	1,600	12,944
NewStar Financial, Inc.*	4,300	23,263
Pico Holdings, Inc.*	500	12,520
Portfolio Recovery Associates, Inc.*	500	17,940

		127,167

Diversified Telecommunication Services 0.9%
Arbinet-thexchange, Inc.	1,400	4,060
CenturyTel, Inc.	6,000	150,660
Consolidated Communications Holdings, Inc.	1,600	16,480
General Communication, Inc., Class A*	4,400	33,792
iBasis, Inc.*	2,700	5,967

		210,959

Electrical Equipment 1.2%
A.O. Smith Corp.	1,700	53,635
Belden, Inc.	3,400	70,856
BTU International, Inc.*	700	3,472

68 Annual Report 2008

Common Stocks (continued)
	Shares	Value

Electrical Equipment (continued)

Coleman Cable, Inc.*	1,200	$8,352
Encore Wire Corp.	2,300	44,091
EnerSys*	2,400	31,728
LSI Industries, Inc.	1,600	12,560
Magnetek, Inc.*	600	1,290
Regal-Beloit Corp.	1,700	55,352
Thomas & Betts Corp.*	700	16,625

		297,961

Electronic Equipment & Instruments 4.8%
Arrow Electronics, Inc.*	4,400	76,780
Avnet, Inc.*	5,500	92,070
AVX Corp.	9,300	83,886
Benchmark Electronics, Inc.*	5,200	62,348
CalAmp Corp.*	800	624
Checkpoint Systems, Inc.*	3,000	37,830
Cogent, Inc.*	1,800	16,452
Cognex Corp.	2,300	36,846
CPI International, Inc.*	400	3,944
CyberOptics Corp.*	400	3,096
DDi Corp.*	1,000	4,480
Electro Rent Corp.	2,300	27,577
FARO Technologies, Inc.*	900	13,653
Frequency Electronics, Inc.*	1,000	4,310
Gerber Scientific, Inc.*	1,400	6,692
GTSI Corp.*	1,000	5,810
I.D. Systems, Inc.*	29	158
Ingram Micro, Inc., Class A*	9,300	123,969
Intelli-Check — Mobilisa, Inc.*	1,000	2,300
Jabil Circuit, Inc.	7,600	63,916
Keithley Instruments, Inc.	1,200	5,100
L-1 Identity Solutions, Inc.*	5,900	48,380
Lecroy Corp.*	1,000	4,970
Littelfuse, Inc.*	1,200	22,392
Mercury Computer Systems, Inc.*	1,200	8,616
Methode Electronics, Inc.	3,800	28,842
Multi-Fineline Electronix, Inc.*	1,400	16,352
Napco Security Systems, Inc.*	1,700	3,468
Nu Horizons Electronics Corp.*	1,000	1,880
OSI Systems, Inc.*	1,000	11,500
PAR Technology Corp.*	1,300	6,435
Park Electrochemical Corp.	500	10,810
PC Mall, Inc.*	1,300	5,824
Perceptron, Inc.*	700	2,968
Planar Systems, Inc.*	1,000	2,000
Plexus Corp.*	2,500	46,650
RadiSys Corp.*	2,200	14,014
Richardson Electronics Ltd.	1,400	7,028
Rogers Corp.*	500	15,050
ScanSource, Inc.*	600	11,904
Spectrum Control, Inc.*	1,000	6,230
SYNNEX Corp.*	2,500	38,575
Tech Data Corp.*	3,000	64,350
Technitrol, Inc.	1,925	11,107
TTM Technologies, Inc.*	4,200	30,072
Vishay Intertechnology, Inc.*	9,600	41,376
X-Rite, Inc.*	1,600	5,152
Zones, Inc.*	600	4,866
Zygo Corp.*	1,600	13,744

		1,156,396

Energy Equipment & Services 1.8%
Allis-Chalmers Energy, Inc.*	3,000	20,280
Bristow Group, Inc.*	1,800	44,586
Bronco Drilling Co., Inc.*	1,400	10,808
Cal Dive International, Inc.*	1,400	11,914
Geokinetics, Inc.*	800	4,560
Gulf Island Fabrication, Inc.	1,000	19,710
Hornbeck Offshore Services, Inc.*	1,400	33,320
Mitcham Industries, Inc.*	700	3,822
Newpark Resources, Inc.*	1,200	6,900
OMNI Energy Services Corp.*	1,400	3,150
Parker Drilling Co.*	1,500	7,680
Patterson-UTI Energy, Inc.	579	7,683
PHI, Inc. — Non Voting*	1,000	20,980
Pioneer Drilling Co.*	3,000	23,220
Rowan Cos., Inc.	3,000	54,420
SEACOR Holdings, Inc.*	1,300	87,321
Trico Marine Services, Inc.*	1,000	9,000
Union Drilling, Inc.*	1,200	6,576
Unit Corp.*	1,300	48,802

		424,732

Food & Staples Retailing 1.2%
Andersons, Inc. (The)	1,000	26,630
Casey’s General Stores, Inc.	1,700	51,340
Ruddick Corp.	2,600	74,464
Weis Markets, Inc.	2,100	68,124
Winn-Dixie Stores, Inc.*	4,100	61,582

		282,140

Food Products 2.6%
B&G Foods, Inc., Class A	2,800	10,444
Chiquita Brands International, Inc.*	3,300	45,045
Corn Products International, Inc.	1,300	31,616
Del Monte Foods Co.	10,900	68,779
Farmer Bros Co.	1,300	31,200
Hain Celestial Group, Inc.*	2,100	48,804
Imperial Sugar Co.	1,000	11,840
J&J Snack Foods Corp.	1,100	34,496
J.M. Smucker Co. (The)	3,100	138,136
John B. Sanfilippo & Son, Inc.*	300	2,163
Sanderson Farms, Inc.	500	15,610
Smart Balance, Inc.*	4,700	33,652

2008 Annual Report 69

Statement of Investments (Continued)
October 31, 2008

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)
	Shares	Value

Food Products (continued)

Smithfield Foods, Inc.*	7,700	$81,004
TreeHouse Foods, Inc.*	2,400	72,624

		625,413

Health Care Equipment & Supplies 1.8%
Advanced Medical Optics, Inc.*	1,200	7,404
Alphatec Holdings, Inc.*	1,145	4,500
Analogic Corp.	500	22,080
AngioDynamics, Inc.*	2,400	30,240
ATS Medical, Inc.*	4,200	11,130
Cantel Medical Corp.*	1,000	9,600
Cardiac Science Corp.*	1,200	11,196
CONMED Corp.*	2,200	57,640
Cooper Cos., Inc. (The)	3,500	57,680
Datascope Corp.	100	5,017
ev3, Inc.*	8,000	51,760
Greatbatch, Inc.*	1,700	36,975
Healthtronics, Inc.*	3,450	6,693
Home Diagnostics, Inc.*	1,100	9,581
Invacare Corp.	2,000	36,380
Misonix, Inc.*	600	1,230
Osteotech, Inc.*	1,400	4,466
Rochester Medical Corp.*	400	5,000
RTI Biologics, Inc.*	4,100	12,505
Theragenics Corp.*	3,000	5,850
Thoratec Corp.*	1,100	27,082
Young Innovations, Inc.	700	11,900

		425,909

Health Care Providers & Services 3.4%
Allion Healthcare, Inc.*	1,700	7,361
American Dental Partners, Inc.*	1,100	9,603
AMN Healthcare Services, Inc.*	1,800	16,182
Amsurg Corp.*	1,300	32,422
Assisted Living Concepts, Inc., Class A*	4,100	20,377
Bioscrip, Inc.*	2,000	6,000
Brookdale Senior Living, Inc.	3,000	25,860
Capital Senior Living Corp.*	2,400	10,776
Community Health Systems, Inc.*	2,200	45,100
Continucare Corp.*	6,000	14,160
Emeritus Corp.*	800	9,224
Five Star Quality Care, Inc.*	2,200	4,312
Gentiva Health Services, Inc.*	2,200	59,730
Hanger Orthopedic Group, Inc.*	1,300	21,658
HealthSpring, Inc.*	4,500	74,340
Integramed America, Inc.*	1,000	5,160
inVentiv Health, Inc.*	700	6,629
LifePoint Hospitals, Inc.*	2,000	47,940
MedCath Corp.*	1,900	29,298
Medical Staffing Network Holdings, Inc.*	1,400	602
Molina Healthcare, Inc.*	1,500	33,405
National HealthCare Corp.	500	20,505
NovaMed, Inc.*	2,200	7,788
Odyssey HealthCare, Inc.*	1,800	17,262
Omnicare, Inc.	6,900	190,233
PDI, Inc.*	800	3,880
Providence Service Corp. (The)*	1,000	1,200
RehabCare Group, Inc.*	1,800	30,834
Res-Care, Inc.*	2,200	33,902
Sunrise Senior Living, Inc.*	1,000	3,020
Universal American Corp.*	2,602	23,028

		811,791

Health Care Technology 0.1%
Allscripts Healthcare Solutions, Inc.	400	2,600
AMICAS, Inc.*	3,800	7,030
Vital Images, Inc.*	1,300	16,965

		26,595

Hotels, Restaurants & Leisure 1.7%
Bluegreen Corp.*	1,500	7,275
Bob Evans Farms, Inc.	1,900	39,672
California Pizza Kitchen, Inc.*	1,400	13,678
Churchill Downs, Inc.	1,000	37,980
DineEquity, Inc.	1,400	25,242
Dover Motorsports, Inc.	1,000	2,140
FortuNet, Inc.*	400	1,636
Gaylord Entertainment Co.*	1,200	25,692
Interstate Hotels & Resorts, Inc.*	2,502	2,452
J. Alexander’s Corp.	500	2,425
Luby’s, Inc.*	2,200	10,648
Marcus Corp.	1,800	25,254
McCormick & Schmick’s Seafood Restaurants, Inc.*	1,300	6,357
Morton’s Restaurant Group, Inc.*	1,600	5,536
MTR Gaming Group, Inc.*	2,160	5,789
Multimedia Games, Inc.*	1,600	4,832
Red Lion Hotels Corp.*	1,000	2,770
Rubio’s Restaurants, Inc.*	1,000	4,380
Ruby Tuesday, Inc.	5,200	12,532
Speedway Motorsports, Inc.	2,400	38,280
Steak N Shake Co. (The)*	1,700	8,755
Vail Resorts, Inc.*	1,000	33,260
VCG Holding Corp.*	1,100	2,662
Wendy’s/Arby’s Group, Inc., Class A	150	543
Wyndham Worldwide Corp.	10,000	81,900

		401,690

Household Durables 3.8%
Acme United Corp.	200	2,010
Bassett Furniture Industries, Inc.	1,000	4,410
Brookfield Homes Corp.	2,300	21,068
Cavco Industries, Inc.*	500	17,015

70 Annual Report 2008

Common Stocks (continued)
	Shares	Value

Household Durables (continued)

Central Garden & Pet Co.*	2,100	$7,098
Champion Enterprises, Inc.*	4,200	7,854
Craftmade International, Inc.	300	573
CSS Industries, Inc.	1,000	22,200
Ethan Allen Interiors, Inc.	800	14,312
Furniture Brands International, Inc.	3,700	21,053
Helen of Troy Ltd.*	2,700	48,573
Hovnanian Enterprises, Inc., Class A*	5,500	23,595
Jarden Corp.*	5,900	105,020
KB Home	1,000	16,690
La-Z-Boy, Inc.	4,500	26,010
Leggett & Platt, Inc.	9,200	159,712
M.D.C. Holdings, Inc.	2,700	90,801
M/I Homes, Inc.	1,400	19,054
Meritage Homes Corp.*	2,700	37,071
Mohawk Industries, Inc.*	3,900	188,682
Orleans Homebuilders, Inc.	1,500	4,605
Palm Harbor Homes, Inc.*	1,200	10,320
Ryland Group, Inc.	1,200	22,548
Skyline Corp.	800	17,296
Standard Pacific Corp.*	6,400	18,240
Stanley Furniture Co., Inc.	800	7,872

		913,682

Household Products 0.1%
Central Garden & Pet Co., Class A*	4,200	13,356

Industrial Conglomerate 0.1%
Standex International Corp.	1,100	28,391

Information Technology Services 1.5%
Acxiom Corp.	1,500	11,790
CACI International, Inc., Class A*	1,600	65,888
Convergys Corp.*	6,900	53,061
Edgewater Technology, Inc.*	400	860
Fidelity National Information Services, Inc.	2,600	39,234
Gevity HR, Inc.	1,100	3,751
Hackett Group, Inc.*	1,600	4,768
infoGROUP, Inc.	2,700	12,042
Lionbridge Technologies, Inc.*	2,600	4,524
Perot Systems Corp., Class A*	6,700	96,413
SI International, Inc.*	1,200	34,560
SM&A*	1,700	9,350
SRA International, Inc., Class A*	900	16,632
StarTek, Inc.*	1,300	4,303

		357,176

Insurance 10.5%
21st Century Holding Co.	400	2,168
Affirmative Insurance Holdings, Inc.	500	595
AmCOMP, Inc.*	800	9,712
American Financial Group, Inc.	6,400	145,472
Amerisafe, Inc.*	1,700	29,308
Amtrust Financial Services, Inc.	1,300	12,766
Argo Group International Holdings Ltd.*	300	9,570
Cincinnati Financial Corp.	3,300	85,767
CNA Surety Corp.*	2,400	33,240
Conseco, Inc.*	10,400	19,344
Delphi Financial Group, Inc., Class A	3,200	50,400
Donegal Group, Inc., Class A	1,800	29,484
Eastern Insurance Holdings, Inc.	1,000	9,390
FBL Financial Group, Inc., Class A	1,800	31,428
Fidelity National Financial, Inc., Class A	12,600	113,526
First Acceptance Corp.*	2,704	8,247
First American Corp.	5,200	106,132
First Mercury Financial Corp.*	1,800	19,422
FPIC Insurance Group, Inc.*	1,000	44,760
Hallmark Financial Services*	1,100	7,150
Hanover Insurance Group, Inc. (The)	2,800	109,900
HCC Insurance Holdings, Inc.	6,100	134,566
Hilltop Holdings, Inc.*	4,300	40,420
Independence Holding Co.	1,400	9,142
Meadowbrook Insurance Group, Inc.	2,045	10,777
Mercer Insurance Group, Inc.	500	6,440
Mercury General Corp.	2,400	123,288
National Financial Partners Corp.	2,500	16,650
Navigators Group, Inc.*	1,000	50,510
NYMAGIC, Inc.	192	3,350
Odyssey Re Holdings Corp.	3,800	149,872
Old Republic International Corp.	13,000	119,730
Penn Treaty American Corp.*	1,300	182
ProAssurance Corp.*	2,500	137,375
Protective Life Corp.	3,800	31,730
Reinsurance Group of America, Inc., Class A	3,300	123,222
RLI Corp.	900	51,651
Safety Insurance Group, Inc.	1,000	37,990
SeaBright Insurance Holdings, Inc.*	1,900	19,874
Specialty Underwriters’ Alliance, Inc.*	700	2,436
State Auto Financial Corp.	2,200	57,948
Stewart Information Services Corp.	1,500	24,900
Tower Group, Inc.	600	12,618
Transatlantic Holdings, Inc.	3,764	161,288

2008 Annual Report 71

Statement of Investments (Continued)
October 31, 2008

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)
	Shares	Value

Insurance (continued)

United Fire & Casualty Co.	1,100	$25,487
W.R. Berkley Corp.	9,500	249,565
Willis Group Holdings Ltd.	641	16,820
Zenith National Insurance Corp.	1,500	49,290

		2,544,902

Internet & Catalog Retail 0.1%
1-800-FLOWERS.COM, Inc., Class A*	1,500	8,025
dELiA*s, Inc.*	1,300	3,146
Hollywood Media Corp.*	2,600	4,992
Valuevision Media, Inc., Class A*	1,200	828

		16,991

Internet Software & Services 1.0%
Infospace, Inc.*	3,000	25,710
Internap Network Services Corp.*	5,000	14,300
Internet Capital Group, Inc.*	3,800	21,736
Interwoven, Inc.*	900	11,349
iPass, Inc.*	3,400	6,460
Keynote Systems, Inc.*	800	7,840
Knot, Inc. (The)*	1,800	12,420
LookSmart, Ltd.*	1,300	2,249
ModusLink Global Solutions, Inc.*	3,800	21,128
RealNetworks, Inc.*	10,800	46,224
S1 Corp.*	3,100	19,437
SonicWALL, Inc.*	1,275	5,712
SupportSoft, Inc.*	3,300	8,250
TheStreet.com, Inc.	3,000	11,820
United Online, Inc.	1,400	10,360
Web.com Group, Inc.*	2,400	11,784

		236,779

Leisure Equipment & Products 0.3%
Aldila, Inc.	200	860
Arctic Cat, Inc.	1,200	9,096
Callaway Golf Co.	1,800	18,828
Cybex International, Inc.*	1,400	2,772
Nautilus, Inc.*	2,800	6,832
RC2 Corp.*	1,171	14,872
Sport Supply Group, Inc.	1,000	8,030
Steinway Musical Instruments*	800	17,808

		79,098

Life Sciences Tools & Services 0.0%
Caliper Life Sciences*	2,600	3,640
Harvard Bioscience, Inc.*	2,000	6,200

		9,840

Machinery 2.6%
Accuride Corp.*	3,100	992
Albany International Corp., Class A	2,000	29,120
American Railcar Industries, Inc.	1,900	21,128
Astec Industries, Inc.*	500	12,710
Barnes Group, Inc.	1,000	14,510
Briggs & Stratton Corp.	2,300	36,248
CIRCOR International, Inc.	1,000	30,650
Columbus McKinnon Corp.*	1,100	15,444
Commercial Vehicle Group, Inc.*	1,679	2,233
EnPro Industries, Inc.*	500	11,105
Flanders Corp.*	1,800	11,160
FreightCar America, Inc.	700	18,277
Gardner Denver, Inc.*	700	17,934
Greenbrier Cos., Inc.	1,200	9,900
Hardinge, Inc.	900	6,273
Hurco Cos., Inc.*	500	11,250
Kadant, Inc.*	600	9,864
MFRI, Inc.*	400	2,828
Miller Industries, Inc.*	1,100	6,710
Mueller Industries, Inc.	1,700	38,879
Mueller Water Products, Inc., Class A	2,300	16,100
Mueller Water Products, Inc., Class B	6,500	42,770
NACCO Industries, Inc., Class A	600	36,966
Oshkosh Corp.	4,200	32,172
Portec Rail Products, Inc.	1,000	6,730
Tecumseh Products Co., Class A*	1,100	20,372
Timken Co.	5,500	87,340
Wabash National Corp.	3,000	18,240
Watts Water Technologies, Inc., Class A	2,300	60,789

		628,694

Marine 0.3%
Alexander & Baldwin, Inc.	2,400	76,560

Media 1.5%
AH Belo Corp., Class A	80	265
Alloy, Inc.*	1,100	5,522
Ballantyne of Omaha, Inc.*	825	1,485
Beasley Broadcasting Group, Inc., Class A	600	894
Belo Corp., Class A	400	852
Carmike Cinemas, Inc.	1,200	2,580
Cinemark Holdings, Inc.	8,200	67,978
E.W. Scripps Co. (The), Class A	2,500	11,625
Fisher Communications, Inc.	700	25,830
Hearst-Argyle Television, Inc.	3,000	44,940
Lakes Entertainment, Inc.	200	860
Lee Enterprises, Inc.	2,200	5,500
Liberty Media Corp. — Capital, Series A*	7,000	47,670

72 Annual Report 2008

Common Stocks (continued)
	Shares	Value

Media (continued)

Live Nation, Inc.*	5,800	$65,250
Media General, Inc., Class A	2,200	16,786
New Frontier Media, Inc.	1,900	3,648
Orchard Enterprises, Inc.*	500	1,200
Outdoor Channel Holdings, Inc.*	2,200	17,600
Playboy Enterprises, Inc., Class B*	1,500	3,705
Saga Communications, Inc., Class A*	1,600	8,560
Sinclair Broadcast Group, Inc., Class A	4,100	13,243
Valassis Communications, Inc.*	2,900	12,876
WPT Enterprises, Inc.*	96	36

		358,905

Metals & Mining 0.6%
AM Castle & Co.	2,300	27,991
Brush Engineered Materials, Inc.*	500	6,135
Friedman Industries, Inc.	300	1,545
Kaiser Aluminum Corp.	1,600	53,696
Stillwater Mining Co.*	1,700	6,732
Synalloy Corp.	400	3,000
Worthington Industries, Inc.	4,400	53,108

		152,207

Multiline Retail 0.7%
99 Cents Only Stores*	6,200	75,640
Fred’s, Inc., Class A	3,500	42,875
Retail Ventures, Inc.*	4,300	8,858
Saks, Inc.*	5,700	34,200
Tuesday Morning Corp.*	3,700	8,288

		169,861

Oil, Gas & Consumable Fuels 3.9%
Aventine Renewable Energy Holdings, Inc.*	4,200	8,190
Brigham Exploration Co.*	2,500	19,600
Callon Petroleum Co.*	1,300	13,416
Cimarex Energy Co.	3,200	129,472
Comstock Resources, Inc.*	1,900	93,898
Endeavour International Corp.*	7,000	5,250
EXCO Resources, Inc.*	5,400	49,626
GeoMet, Inc.*	3,500	10,325
Gulfport Energy Corp.*	600	4,230
Harvest Natural Resources, Inc.*	3,100	26,319
HKN, Inc.*	1,000	5,220
Mariner Energy, Inc.*	4,700	67,633
Meridian Resource Corp.*	7,900	9,322
Overseas Shipholding Group, Inc.	1,800	67,644
Penn Virginia Corp.	1,600	59,472
Petroleum Development Corp.*	1,000	20,710
Rosetta Resources, Inc.*	1,300	13,715
Stone Energy Corp.*	2,094	63,532
Swift Energy Co.*	1,800	57,744
Teton Energy Corp.*	1,500	2,265
Toreador Resources Corp.*	2,000	14,800
TXCO Resources, Inc.*	1,900	9,956
USEC, Inc.*	6,600	27,258
Whiting Petroleum Corp.*	2,300	119,577
World Fuel Services Corp.	2,200	47,146

		946,320

Paper & Forest Products 1.2%
AbitibiBowater, Inc.*	5,500	10,725
Buckeye Technologies, Inc.*	3,900	22,971
Glatfelter	3,500	36,085
Louisiana-Pacific Corp.	7,900	37,920
MeadWestvaco Corp.	9,800	137,494
Schweitzer-Mauduit International, Inc.	1,000	16,720
Wausau Paper Corp.	2,700	25,002

		286,917

Personal Products 0.4%
Elizabeth Arden, Inc.*	1,600	27,664
Inter Parfums, Inc.	1,700	19,822
Mannatech, Inc.	1,900	7,619
Nutraceutical International Corp.*	800	7,320
Parlux Fragrances, Inc.*	1,100	3,553
Physicians Formula Holdings, Inc.*	1,300	4,589
Prestige Brands Holdings, Inc.*	3,800	26,258

		96,825

Pharmaceuticals 1.3%
Alpharma, Inc., Class A*	2,400	75,144
Hi-Tech Pharmacal Co., Inc.*	1,000	7,290
Lannett Co, Inc.*	1,100	3,135
Medicis Pharmaceutical Corp., Class A	1,100	15,697
Par Pharmaceutical Cos., Inc.*	2,200	22,000
Salix Pharmaceuticals Ltd.*	4,700	43,240
Watson Pharmaceuticals, Inc.*	6,100	159,637

		326,143

Real Estate Management & Development 0.2%
Avatar Holdings, Inc.*	800	27,160
Maui Land & Pineapple Co., Inc.*	500	7,750
ZipRealty, Inc.*	1,900	5,491

		40,401

Road & Rail 2.1%
AMERCO*	1,600	72,416
Arkansas Best Corp.	500	14,595

2008 Annual Report 73

Statement of Investments (Continued)
October 31, 2008

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)
	Shares	Value

Road & Rail (continued)

Avis Budget Group, Inc.*	7,700	$12,628
Celadon Group, Inc.*	1,900	20,311
Genesee & Wyoming, Inc., Class A*	1,700	56,695
Marten Transport Ltd.*	1,900	34,922
Old Dominion Freight Line, Inc.*	700	21,238
PAM Transportation Services, Inc.*	572	4,965
Ryder System, Inc.	3,300	130,746
USA Truck, Inc.*	900	13,293
Werner Enterprises, Inc.	5,400	105,948
YRC Worldwide, Inc.*	4,400	20,152

		507,909

Semiconductors & Semiconductor Equipment 3.2%
Actel Corp.*	2,500	30,225
Amtech Systems, Inc.*	100	641
Asyst Technologies, Inc.*	3,500	2,205
Atmel Corp.*	8,600	35,690
AXT, Inc.*	2,200	3,498
Cabot Microelectronics Corp.*	900	25,857
California Micro Devices Corp.*	800	1,896
Cascade Microtech, Inc.*	1,000	3,200
Ceva, Inc.*	500	4,250
Cirrus Logic, Inc.*	4,800	27,552
Cohu, Inc.	2,000	28,280
Eagle Test Systems, Inc.*	1,300	19,682
Exar Corp.*	2,100	14,028
Fairchild Semiconductor International, Inc.*	9,500	53,960
FEI Co.*	700	14,707
GSI Technology, Inc.*	1,200	4,200
Hifn, Inc.*	1,000	2,650
Ikanos Communications*	1,600	2,416
Integrated Device Technology, Inc.*	10,300	65,508
Integrated Silicon Solution, Inc.*	2,500	4,525
International Rectifier Corp.*	3,900	60,216
Intersil Corp., Class A	7,083	96,966
IXYS Corp.	1,400	11,116
Kopin Corp.*	3,700	8,584
Lattice Semiconductor Corp.*	6,200	11,656
LTX-Credence Corp.*	4,400	2,728
Mattson Technology, Inc.*	2,800	7,336
MIPS Technologies, Inc.*	3,900	10,881
Nanometrics, Inc.*	1,800	2,214
OmniVision Technologies, Inc.*	4,200	33,978
ON Semiconductor Corp.*	635	3,247
PDF Solutions, Inc.*	1,600	4,800
Pericom Semiconductor Corp.*	1,000	7,800
Photronics, Inc.*	1,000	690
PLX Technology, Inc.*	2,800	9,632
RF Micro Devices, Inc.*	900	1,791
Rudolph Technologies, Inc.*	3,000	10,050
Semitool, Inc.*	1,800	10,638
Silicon Image, Inc.*	4,000	18,280
Skyworks Solutions, Inc.*	3,300	23,529
Standard Microsystems Corp.*	500	9,005
TriQuint Semiconductor, Inc.*	5,600	25,088
Ultra Clean Holdings, Inc.*	1,200	3,624
Ultratech, Inc.*	1,300	19,604
Veeco Instruments, Inc.*	1,700	13,158
Virage Logic Corp.*	800	3,616
Zoran Corp.*	2,800	22,792

		777,989

Software 0.9%
Bottomline Technologies, Inc.*	700	5,516
CallWave, Inc.*	1,000	1,090
Captaris, Inc.*	1,400	6,664
Catapult Communications Corp.*	400	1,708
Digimarc Corp.*	342	3,420
Dynamics Research Corp.*	800	6,160
EPIQ Systems, Inc.*	2,100	28,539
JDA Software Group, Inc.*	1,200	17,136
Kenexa Corp.*	1,300	11,583
Lawson Software, Inc.*	3,400	18,088
MSC.Software Corp.*	1,600	13,760
OPNET Technologies, Inc.*	600	7,578
PLATO Learning, Inc.*	2,400	4,128
Progress Software Corp.*	600	13,764
Secure Computing Corp.*	3,600	20,376
Smith Micro Software, Inc.*	2,700	16,875
Soapstone Networks, Inc.*	1,000	2,880
SumTotal Systems, Inc.*	2,900	9,309
TIBCO Software, Inc.*	3,600	18,540

		207,114

Specialty Retail 5.0%
Aaron Rents, Inc.	1,200	29,748
America’s Car-Mart, Inc.*	900	14,697
AnnTaylor Stores Corp.*	3,400	42,738
AutoNation, Inc.*	10,100	69,387
Barnes & Noble, Inc.	4,200	79,296
Bebe Stores, Inc.	2,300	20,378
Blockbuster, Inc., Class A*	10,900	16,568
Borders Group, Inc.	6,000	20,340
Brown Shoe Co., Inc.	3,200	33,728
Cabela’s, Inc.*	5,000	39,750
Casual Male Retail Group, Inc.*	3,700	7,030
Cato Corp. (The), Class A	1,500	23,280
Charlotte Russe Holding, Inc.*	1,800	15,210
Charming Shoppes, Inc.*	4,000	4,400
Coldwater Creek, Inc.*	4,900	17,591
Collective Brands, Inc.*	1,800	23,022
Conn’s, Inc.*	1,900	25,745
Dress Barn, Inc.*	1,500	14,340

74 Annual Report 2008

Common Stocks (continued)
	Shares	Value

Specialty Retail (continued)

DSW, Inc., Class A*	1,300	$16,809
Eddie Bauer Holdings, Inc.*	3,000	10,290
Finish Line (The), Class A	4,400	42,108
Foot Locker, Inc.	8,700	127,194
Franklin Covey Co.*	700	3,570
Gander Mountain Co.*	800	1,624
Genesco, Inc.	600	14,886
Group 1 Automotive, Inc.	2,000	20,100
Haverty Furniture Cos., Inc.	1,600	15,744
HOT Topic, Inc.*	4,300	27,864
Jo-Ann Stores, Inc.*	2,000	38,320
JOS. A. Bank Clothiers, Inc.*	1,000	25,470
Men’s Wearhouse, Inc.	1,500	22,935
Monro Muffler, Inc.	200	4,306
Mothers Work, Inc.*	200	1,756
New York & Co., Inc.*	3,200	9,024
Office Depot, Inc.*	15,400	55,440
OfficeMax, Inc.	5,800	46,690
Penske Auto Group, Inc.	7,300	59,787
Pep Boys — Manny, Moe & Jack	4,500	21,690
Rent-A-Center, Inc.*	1,700	24,820
Shoe Carnival, Inc.*	1,100	15,411
Sport Chalet, Inc., Class A*	36	56
Stage Stores, Inc.	2,200	16,962
Systemax, Inc.	1,000	14,160
Talbots, Inc.	1,400	13,734
Tandy Leather Factory, Inc.*	200	460
West Marine, Inc.*	1,400	8,862
Zale Corp.*	3,300	56,298

		1,213,618

Telecommunications 0.0%
D&E Communications, Inc.	1,000	7,000

Textiles, Apparel & Luxury Goods 1.7%
Ashworth, Inc.*	600	1,098
Columbia Sportswear Co.	2,700	99,549
Culp, Inc.*	1,000	2,870
G-III Apparel Group Ltd.*	1,500	20,715
Heelys, Inc.*	400	1,404
Jones Apparel Group, Inc.	3,200	35,552
K-Swiss, Inc., Class A	2,300	34,799
Kenneth Cole Productions, Inc., Class A	1,000	13,280
Lakeland Industries, Inc.*	200	1,986
Lazare Kaplan International, Inc.*	300	2,160
Liz Claiborne, Inc.	2,600	21,190
Movado Group, Inc.	1,600	24,336
Oxford Industries, Inc.	1,400	18,858
Perry Ellis International, Inc.*	1,400	13,706
Quiksilver, Inc.*	3,200	8,288
R.G. Barry Corp.*	400	2,064
Rocky Brands, Inc.*	400	1,660
Skechers USA, Inc., Class A*	2,600	35,308
Steven Madden Ltd.*	1,000	21,780
Timberland Co., Class A*	1,200	14,520
Unifi, Inc.*	5,800	27,840
UniFirst Corp.	500	16,315

		419,278

Thrifts & Mortgage Finance 2.7%
Abington Bancorp, Inc.	2,400	24,840
American Bancorp of New Jersey, Inc.	1,000	9,000
Atlantic Coast Federal Corp.	1,200	7,812
B of I Holding, Inc.*	700	3,220
Bank Mutual Corp.	1,100	12,683
BankFinancial Corp.	1,914	23,332
Berkshire Hills Bancorp, Inc.	1,000	26,030
Clifton Savings Bancorp, Inc.	1,500	16,350
Dime Community Bancshares	1,800	30,060
ESSA Bancorp, Inc.	1,500	20,790
First Defiance Financial Corp.	600	6,030
First Financial Holdings, Inc.	400	8,680
First Financial Northwest, Inc.	1,300	10,621
First Place Financial Corp.	367	2,521
FirstFed Financial Corp.*	800	7,160
Flushing Financial Corp.	1,100	17,105
Home Federal Bancorp, Inc.	1,600	18,544
HopFed Bancorp, Inc.	300	2,742
Kearny Financial Corp.	1,600	18,448
Legacy Bancorp, Inc.	500	6,520
NewAlliance Bancshares, Inc.	3,900	53,820
Northeast Community Bancorp, Inc.	200	1,500
Northwest Bancorp, Inc.	1,100	29,150
OceanFirst Financial Corp.	1,000	16,590
Provident Financial Services, Inc.	1,600	23,456
Rainier Pacific Financial Group, Inc.	200	900
Riverview Bancorp, Inc.	589	2,804
Rockville Financial, Inc.	1,100	14,311
Roma Financial Corp.	1,700	24,735
Rome Bancorp, Inc.	700	7,000
SI Financial Group, Inc.	1,100	7,645
United Community Financial Corp.	742	3,480
United Financial Bancorp, Inc.	1,400	19,600
United Western Bancorp, Inc.	272	3,087
ViewPoint Financial Group	1,300	22,100
Washington Federal, Inc.	5,000	88,100
Waterstone Financial, Inc.*	1,700	14,025
Westfield Financial, Inc.	3,100	32,085
Willow Grove Bancorp, Inc.	1,000	8,650

		645,526

2008 Annual Report 75

Statement of Investments (Continued)
October 31, 2008

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)
	Shares	Value

Tobacco 0.4%
Alliance One International, Inc.*	4,900	$16,366
Universal Corp.	2,100	83,139

		99,505

Trading Companies & Distributors 0.9%
Beacon Roofing Supply, Inc.*	3,900	53,352
BlueLinx Holdings, Inc.	3,200	8,608
Empire Resources, Inc.	300	690
GATX Corp.	2,600	74,230
Interline Brands, Inc.*	2,900	30,856
TAL International Group, Inc.	600	9,936
United Rentals, Inc.*	4,900	50,225

		227,897

Water Utility 0.1%
Middlesex Water Co.	800	13,792
Pennichuck Corp.	200	4,282
SJW Corp.	600	16,680

		34,754

Wireless Telecommunication Services 0.6%
Telephone & Data Systems, Inc., Special Shares	2,100	57,540
TESSCO Technologies, Inc.*	200	2,194
U.S. Cellular Corp.*	2,000	76,619

		136,353

Total Common Stocks		23,880,034

Repurchase Agreement 1.0%

	Principal Amount	Value

CS First Boston, 0.08%, dated 10/31/08, due 11/03/08, repurchase price $251,759, collateralized U.S. Government Agency Mortgages ranging 0.00% — 5.50%, maturing 11/03/08 — 11/01/35; total market value of $256,792	$251,757	$251,757

Total Investments (Cost $33,462,018) (a) — 99.6%		24,131,791
Other assets in excess of liabilities — 0.4%		87,082

NET ASSETS — 100.0%		$24,218,873

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation / (depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

76 Annual Report 2008

Statement of Assets and Liabilities
October 31, 2008

Nationwide U.S. Small
Cap Value Fund

Assets:
Investments, at value (cost $33,210,261)	$23,880,034
Repurchase agreements, at value and cost	251,757

Total Investments	24,131,791

Receivable for investments sold	16,614
Interest and dividends receivable	12,509
Receivable for capital shares issued	40,720
Prepaid expenses and other assets	43,311

Total Assets	24,244,945

Liabilities:
Accrued expenses and other payables:
Investment advisory fees	19,825
Fund administration fees	2,503
Distribution fees	16
Custodian fees	136
Other	3,592

Total Liabilities	26,072

Net Assets	$24,218,873

Represented by:
Capital	$33,145,282
Accumulated undistributed net investment income	50,764
Accumulated net realized gains from investment transactions	353,054
Net unrealized appreciation/(depreciation) from investments	(9,330,227)

Net Assets	$24,218,873

Net Assets:
Class A Shares	$8,172
Class C Shares	16,104
Institutional Service Class Shares	24,163,614
Institutional Class Shares	30,983

Total	$24,218,873

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,143
Class C Shares	2,262
Institutional Service Class Shares	3,375,968
Institutional Class Shares	4,323

Total	3,383,696

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$7.15
Class C Shares (a)	$7.12
Institutional Service Class Shares	$7.16
Institutional Class Shares	$7.17
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.59

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 77

Statement of Operations
For the Period Ended October 31, 2008

Nationwide U.S.
Small Cap Value
Fund(a)

INVESTMENT INCOME:
Interest income	$6,560
Dividend income	265,770

Total Income	272,330

EXPENSES:
Investment advisory fees	165,821
Fund administration fees	17,732
Distribution fees Class A	21
Distribution fees Class C	94
Administrative servicing fees Class A	13
Administrative servicing fees Institutional Service Class	15,633
Registration and filing fees	22,605
Professional fees	13,483
Printing fees	7,145
Trustee fees	974
Compliance program costs (Note 3)	45
Custodian fees	784
Other	11,998

Total expenses before reimbursed/waived expenses	256,348

Earnings credit (Note 5)	(240)
Expenses reimbursed by Advisor	(50,475)

Net Expenses	205,633

NET INVESTMENT INCOME	66,697

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	353,054
Net change in unrealized appreciation/(depreciation) from investments	(9,330,227)

Net realized/unrealized losses from investments	(8,977,173)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,910,476)

(a)	For the period from December 21, 2007 (commencement of operations) through October 31, 2008.

The accompanying notes are an integral part of these financial statements.

78 Annual Report 2008

Statement of Changes in Net Assets

Nationwide U.S. Small Cap Value Fund

Period Ended
October 31, 2008 (a)

Operations:
Net investment income	$66,697
Net realized gains from investment transactions	353,054
Net change in unrealized appreciation/(depreciation) from investments	(9,330,227)

Change in net assets resulting from operations	(8,910,476)

Distributions to Shareholders From:
Net investment income:
Class A	(12)
Class C	(1)
Institutional Service Class	(17)
Institutional Class	(30,138)

Change in net assets from shareholder distributions	(30,168)

Change in net assets from capital transactions	33,159,517

Change in net assets	24,218,873

Net Assets:
Beginning of period	–

End of period	$24,218,873

Accumulated undistributed net investment income at end of period	$50,764

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$11,427
Dividends reinvested	12
Cost of shares redeemed	–

Total Class A	11,439

Class C Shares
Proceeds from shares issued	22,386
Dividends reinvested	1
Cost of shares redeemed	–

Total Class C	22,387

Institutional Service Class Shares
Proceeds from shares issued	34,277,395
Dividends reinvested	17
Cost of shares redeemed	(1,882,273)

Total Institutional Service Class	32,395,139

Institutional Class Shares
Proceeds from shares issued	14,972,256
Dividends reinvested	30,138
Cost of shares redeemed	(14,271,842)

Total Institutional Class	730,552

Change in net assets from capital transactions:	$33,159,517

SHARE TRANSACTIONS:

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 79

Statement of Changes in Net Assets (Continued)

Nationwide U.S. Small Cap Value Fund

Period Ended
October 31, 2008 (a)

SHARE TRANSACTIONS: (continued)
Class A Shares
Issued	1,142
Reinvested	1
Redeemed	–

Total Class A Shares	1,143

Class C Shares
Issued	2,262
Reinvested	–
Redeemed	–

Total Class C Shares	2,262

Institutional Service Class Shares
Issued	3,592,623
Reinvested	2
Redeemed	(216,657)

Total Institutional Service Class Shares	3,375,968

Institutional Class Shares
Issued	1,497,000
Reinvested	3,323
Redeemed	(1,496,000)

Total Institutional Class Shares	4,323

Total change in shares:	3,383,696

(a)	For the period from December 21, 2007 (commencement of operations) through October 31, 2008.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

80 Annual Report 2008

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide U.S. Small Cap Value Fund

	Operations				Distributions				Ratios / Supplemental Data

			Net Realized								Ratio of Net	Ratio of
	Net Asset		and								Investment	Expenses
	Value,	Net	Unrealized							Ratio of	Income	(Prior to
	Beginning	Investment	Gains	Total	Net		Net Asset		Net Assets	Expenses	(Loss) to	Reimbursements)
	of	Income	(Losses) from	from	Investment	Total	Value, End	Total	at End	to Average	Average	to Average	Portfolio
	Period	(Loss)	Investments	Operations	Income	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Period Ended October 31, 2008 (f)(g)	$10.00	0.01	(2.85)	(2.84)	(0.01)	(0.01)	$7.15	(28.40%)	$8,172	1.47%	0.09%	1.86%	16.44%

Class C Shares
Period Ended October 31, 2008 (f)(g)	$10.00	(0.04)	(2.84)	(2.88)	–	–	$7.12	(28.79%)	$16,104	2.08%	(0.48%)	2.35%	16.44%

Institutional Service Class Shares
Period Ended October 31, 2008 (f)(g)	$10.00	0.02	(2.84)	(2.82)	(0.02)	(0.02)	$7.16	(28.27%)	$24,163,614	1.23%	0.31%	1.32%	16.44%

Institutional Class Shares
Period Ended October 31, 2008 (f)(g)	$10.00	0.04	(2.85)	(2.81)	(0.02)	(0.02)	$7.17	(28.14%)	$30,983	1.07%	0.48%	1.64%	16.44%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from December 21, 2007 (commencement of operations) through October 31, 2008.
(g)	Per share calculations were performed using average shares method.
-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 81

Nationwide Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the period from the Fund’s inception on February 28, 2008, through October 31, 2008, the Nationwide Value Fund (Class A at NAV) registered -27.18%. For the period from March 1, 2008, through October 31, 2008, the Fund’s benchmark, the Russell 1000® Index, registered -27.09%. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Large-Cap Core Funds (consisting of 879 funds as of October 31, 2008) was -26.40% for the eight months ended October 31, 2008.

What areas of investment provided the most positive relative returns for the Fund?

While no sectors provided positive returns on an absolute basis, on a relative basis the Fund garnered positive results in a few of its holdings within the financials and information technology sectors. In financials, the Fund’s positions in Huntington Bancshares Inc. and The Bank of New York Mellon Corp. provided positive returns on an absolute basis; both companies successfully navigated through the recent financial crisis. In information technology, the Fund’s newly established position in Texas Instruments Inc. provided positive returns on an absolute basis. Finally, energy holdings Transocean Inc. and Southwestern Energy Co. were positive contributors to Fund performance on an absolute basis.

What areas of investment detracted from Fund performance?

The energy, materials and industrials sectors hindered Fund performance. In the energy sector, the Fund’s positions in Anadarko Petroleum Corp. and Apache Corp. were the largest negative contributors to the sector’s performance. In the materials sector, the Fund’s positions in Freeport-McMoRan Copper & Gold Inc. and International Paper Co. detracted from performance. In the industrials sector, the Fund’s positions in Illinois Tool Works Inc. and Parker Hannifin Corp. were the largest detractors from Fund performance.

What is your outlook for the near term?

While our focus remains on five-year returns, the past few months have proven to be an unprecedented period as the markets suffered near-record-breaking declines. Although oil and natural gas prices have fallen from their highs, the Fund’s energy holdings give us a reason to maintain a positive outlook as the secular worldwide supply and demand remains tight. Given projections of future growth in the developing countries, the commodities sector also should fare well. Even though the significant market declines have been painful, they also can offer tremendous opportunities, especially as we maintain a disciplined investment process, stay focused on the long term, and remains sensitive to the relationship between price and our estimates of intrinsic value.

Subadviser:
Diamond Hill Capital Management, Inc.

Portfolio Manager:
Charles S. Bath, CFA

82 Annual Report 2008

Fund Performance	Nationwide Value Fund

Average Annual Total Return
(For periods ended October 31, 2008)

		Inception1*

Class A	w/o SC2	-27.18
	w/SC3	-31.36

Class C	w/o SC2	-27.50
	w/SC4	-28.23

Class R5	w/o SC2	-27.24

Institutional Class[5]		-26.98

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

[1]	Fund commenced operations on February 28, 2008.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

*	Comparative performance of $10,000 invested in Class A shares of the Nationwide Value Fund, Russell 1000 Index (a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 Index consist of the largest 1000 companies in the Russell 3000 Index.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Annual Report 83

Shareholder	Nationwide Value Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2008

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Value Fund			05/01/08	10/31/08	05/01/08 - 10/31/08[a]	05/01/08 - 10/31/08[a]

Class A Shares	Actual		1,000.00	730.41	5.22	1.20
	Hypothetical	[b]	1,000.00	1,019.10	6.11	1.20

Class C Shares	Actual		1,000.00	727.91	8.06	1.86
	Hypothetical	[b]	1,000.00	1,015.81	9.44	1.86

Class R Shares	Actual		1,000.00	729.78	6.58	1.51
	Hypothetical	[b]	1,000.00	1,017.53	7.70	1.51

Institutional Class	Actual		1,000.00	731.64	3.72	0.85
	Hypothetical	[b]	1,000.00	1,020.84	4.35	0.85

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

84 Annual Report 2008

Portfolio Summary	Nationwide Value Fund
October 31, 2008

Asset Allocation

Common Stocks	89.1%
Repurchase Agreement	6.0%
Other assets in excess of liabilities	4.9%

100.0%

Top Industries

Oil, Gas & Consumable Fuels	21.4%
Pharmaceuticals	8.9%
Commercial Banks	5.4%
Machinery	5.2%
Food Products	4.1%
Hotels, Restaurants & Leisure	3.9%
Health Care Providers & Services	3.9%
Semiconductors & Semiconductor Equipment	3.0%
Paper & Forest Products	2.3%
Software	2.2%
Other	39.7%

100.0%

Top Holdings*

Devon Energy Corp.	5.1%
Apache Corp.	4.7%
Occidental Petroleum Corp.	4.3%
McDonald’s Corp.	3.9%
Anadarko Petroleum Corp.	3.3%
Abbott Laboratories	2.9%
General Mills, Inc.	2.3%
UnitedHealth Group, Inc.	2.3%
Johnson & Johnson	2.2%
Microsoft Corp.	2.2%
Other	66.8%

100.0%

*	For purpose of listing top holdings, the repurchase agreement is included as part of Other.

2008 Annual Report 85

Statement of Investments
October 31, 2008

Nationwide Value Fund

Common Stocks 89.1%

	Shares	Value

Aerospace & Defense 2.0%
United Technologies Corp.	465	$25,556

Airline 1.4%
Southwest Airlines Co.	1,505	17,729

Capital Markets 1.8%
Bank of New York Mellon Corp. (The)	715	23,309

Chemicals 1.7%
Dow Chemical Co. (The)	835	22,269

Commercial Banks 5.4%
Huntington Bancshares, Inc.	1,410	13,325
Synovus Financial Corp.	1,665	17,199
U.S. Bancorp	450	13,415
Wells Fargo & Co.	740	25,197

		69,136

Commercial Services & Supplies 1.5%
Avery Dennison Corp.	555	19,436

Communications Equipment 1.8%
Cisco Systems, Inc.*	1,270	22,568

Computers & Peripherals 1.1%
Dell, Inc.*	1,160	14,094

Construction & Engineering 0.9%
Fluor Corp.	280	11,180

Consumer Finance 1.9%
American Express Co.	870	23,925

Diversified Financial Services 1.6%
Bank of America Corp.	830	20,061

Energy Equipment & Services 0.9%
Transocean, Inc.*	140	11,526

Food & Staples Retailing 1.8%
SYSCO Corp.	855	22,401

Food Products 4.1%
ConAgra Foods, Inc.	1,295	22,559
General Mills, Inc.	435	29,467

		52,026

Health Care Equipment & Supplies 2.0%
Medtronic, Inc.	650	26,215

Health Care Providers & Services 3.9%
Cardinal Health, Inc.	540	20,628
UnitedHealth Group, Inc.	1,210	28,713

		49,341

Hotels, Restaurants & Leisure 3.9%
McDonald’s Corp.	865	50,110

Household Durables 2.1%
Black & Decker Corp.	275	13,921
Fortune Brands, Inc.	345	13,158

		27,079

Household Products 1.9%
Kimberly-Clark Corp.	395	24,210

Insurance 0.4%
Allstate Corp. (The)	195	5,146

Machinery 5.2%
Dover Corp.	700	22,239
Illinois Tool Works, Inc.	655	21,871
Parker Hannifin Corp.	560	21,711

		65,821

Metals & Mining 1.3%
Freeport-McMoRan Copper & Gold, Inc.	580	16,878

Multiline Retail 1.7%
Kohl’s Corp.*	625	21,956

Oil, Gas & Consumable Fuels 21.4%
Anadarko Petroleum Corp.	1,170	41,301
Apache Corp.	725	59,689
Devon Energy Corp.	805	65,092
Occidental Petroleum Corp.	987	54,818
Southwestern Energy Co.*	690	24,578
XTO Energy, Inc.	745	26,783

		272,261

Paper & Forest Products 2.3%
Domtar Corp.*	4,170	10,342
International Paper Co.	1,075	18,511

		28,853

Pharmaceuticals 8.9%
Abbott Laboratories	665	36,675
Johnson & Johnson	465	28,523
Pfizer, Inc.	1,420	25,148
Schering-Plough Corp.	1,575	22,822

		113,168

86 Annual Report 2008

Common Stocks (continued)
	Shares	Value

Semiconductors & Semiconductor Equipment 3.0%
KLA-Tencor Corp.	880	$20,460
Texas Instruments, Inc.	920	17,995

		38,455

Software 2.2%
Microsoft Corp.	1,265	28,247

Textiles, Apparel & Luxury Goods 1.0%
Hanesbrands, Inc.*	715	12,491

Total Common Stocks		1,135,447

Repurchase Agreement 6.0%

	Principal Amount	Value

CS First Boston, 0.08%, dated 10/31/08, due 11/03/08, repurchase price $76,723, collateralized U.S. Government Agency Mortgages ranging 0.00% — 5.50%, maturing 11/03/08 — 11/01/35; total market value of $78,256	$76,722	76,722

Total Investments (Cost $1,521,606) (a) — 95.1%		1,212,169
Other assets in excess of liabilities — 4.9%		62,663

NET ASSETS — 100.0%		$1,274,832

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation / (depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 87

Statement of Assets and Liabilities
October 31, 2008

Nationwide Value
Fund

Assets:
Investments, at value (cost $1,444,884)	$1,135,447
Repurchase agreements, at value and cost	76,722

Total Investments	1,212,169

Interest and dividends receivable	1,550
Receivable for investments sold	2,030
Receivable from adviser	23,646
Prepaid expenses and other assets	38,041

Total Assets	1,277,436

Liabilities:
Payable for capital shares redeemed	717
Accrued expenses and other payables:
Fund administration fees	123
Distribution fees	126
Administrative servicing fees	306
Trustee fees	148
Custodian fees	8
Other	1,176

Total Liabilities	2,604

Net Assets	$1,274,832

Represented by:
Capital	$1,670,333
Accumulated undistributed net investment income	10,143
Accumulated net realized losses from investment transactions	(96,207)
Net unrealized appreciation/(depreciation) from investments	(309,437)

Net Assets	$1,274,832

Net Assets:
Class A Shares	$521,834
Class C Shares	36,986
Class R Shares	7,274
Institutional Class Shares	708,738

Total	$1,274,832

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	71,840
Class C Shares	5,098
Class R Shares	1,001
Institutional Class Shares	97,425

Total	175,364

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$7.26
Class C Shares (a)	$7.25 (b)
Class R Shares	$7.27
Institutional Class Shares	$7.27

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(b)	The NAV reported above represents the traded NAV at October 31, 2008.

The accompanying notes are an integral part of these financial statements.

88 Annual Report 2008

Nationwide Value
Fund

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.70

Maximum Sales Charge:
Class A Shares	5.75%

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 89

Statement of Operations
For the Period Ended October 31, 2008

Nationwide Value
Fund(a)

INVESTMENT INCOME:
Interest income	$935
Dividend income	16,354

Total Income	17,289

EXPENSES:
Investment advisory fees	5,290
Fund administration fees	836
Distribution fees Class A	494
Distribution fees Class C	76
Distribution fees Class R	31
Administrative servicing fees Class A	297
Administrative servicing fees Class R	10
Registration and filing fees	22,493
Professional fees	2,169
Printing fees	6,201
Accounting and transfer agent fees	2,274
Trustee fees	172
Compliance program costs (Note 3)	1
Custodian fees	871
Other	3,493

Total expenses before reimbursed/waived expenses	44,708

Earnings credit (Note 5)	(821)
Expenses reimbursed by Advisor	(36,145)

Net Expenses	7,742

NET INVESTMENT INCOME	9,547

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(96,207)
Net change in unrealized appreciation/(depreciation) from investments	(309,437)

Net realized/unrealized losses from investments	(405,644)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(396,097)

(a)	For the period from February 28, 2008 (commencement of operations) through October 31, 2008.

The accompanying notes are an integral part of these financial statements.

90 Annual Report 2008

Statement of Changes in Net Assets

Nationwide Value Fund

Period Ended
October 31, 2008 (a)
Operations:
Net investment income	$9,547
Net realized losses from investment transactions	(96,207)
Net change in unrealized appreciation/(depreciation) from investments	(309,437)

Change in net assets resulting from operations	(396,097)

Distributions to Shareholders From:
Net investment income:
Class A	(1,271)
Class R	(7)
Institutional Class	(3,953)

Change in net assets from shareholder distributions	(5,231)

Change in net assets from capital transactions	1,676,160

Change in net assets	1,274,832

Net Assets:
Beginning of period	–

End of period	$1,274,832

Accumulated undistributed net investment income at end of period	$10,143

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$654,176
Dividends reinvested	1,261
Cost of shares redeemed	(3,059)

Total Class A	652,378

Class C Shares
Proceeds from shares issued	39,998
Dividends reinvested	–
Cost of shares redeemed	–

Total Class C	39,998

Class R Shares
Proceeds from shares issued	9,999
Dividends reinvested	7
Cost of shares redeemed	–

Total Class R	10,006

Institutional Class Shares
Proceeds from shares issued	969,825
Dividends reinvested	3,953
Cost of shares redeemed	–

Total Institutional Class	973,778

Change in net assets from capital transactions:	$1,676,160

SHARE TRANSACTIONS:

SHARE TRANSACTIONS: (continued)

(a)	For the period from February 28, 2008 (commencement of operations) through October 31, 2008

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 91

Statement of Changes in Net Assets (Continued)

Nationwide Value Fund

Period Ended
October 31, 2008 (a)
Class A Shares
Issued	72,064
Reinvested	136
Redeemed	(360)

Total Class A Shares	71,840

Class C Shares
Issued	5,098
Reinvested	–
Redeemed	–

Total Class C Shares	5,098

Class R Shares
Issued	1,000
Reinvested	1
Redeemed	–

Total Class R Shares	1,001

Institutional Class Shares
Issued	97,001
Reinvested	424
Redeemed	–

Total Institutional Class Shares	97,425

Total change in shares:	175,364

(a)	For the period from February 28, 2008 (commencement of operations) through October 31, 2008

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

92 Annual Report 2008

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Value Fund

	Operations				Distributions				Ratios / Supplemental Data

			Net Realized									Ratio of
	Net Asset		and								Ratio of Net	Expenses
	Value,		Unrealized							Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)	Portfolio
	of	Investment	(Losses) from	from	Investment	Total	Value, End	Total	at End	to Average	to Average	to Average	Turnover
	Period	Income	Investments	Operations	Income	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	(e)

Class A Shares
Period Ended October 31, 2008 (f)	$10.00	0.04	(2.75)	(2.71)	(0.03)	(0.03)	$7.26	(27.18%)	$521,834	1.20%	0.93%	6.99%	31.13%

Class C Shares
Period Ended October 31, 2008 (f)	$10.00	–(g)	(2.75)	(2.75)	–	–	$7.25	(27.50%)	$36,986	1.85%	0.08%	12.42%	31.13%

Class R Shares
Period Ended October 31, 2008 (f)	$10.00	0.04	(2.76)	(2.72)	(0.01)	(0.01)	$7.27	(27.24%)	$7,274	1.51%	0.62%	5.45%	31.13%

Institutional Class Shares
Period Ended October 31, 2008 (f)	$10.00	0.08	(2.77)	(2.69)	(0.04)	(0.04)	$7.27	(26.98%)	$708,738	0.85%	1.27%	4.78%	31.13%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from February 28, 2008 (commencement of operations) through October 31, 2008.
(g)	The amount is less than $0.005
-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 93

Nationwide Value Opportunities Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2008, the Nationwide Value Opportunities Fund (Class A at NAV) registered -38.76% versus -34.16% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Small-Cap Core Funds (consisting of 779 funds as of October 31, 2008) was -36.97% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund garnered comparatively good results in the industrials and consumer discretionary sectors, due mainly to favorable stock selection. In consumer discretionary, Fund holding Marvel Entertainment, Inc. performed well in the second and third quarters of 2008 after beating earnings estimates and the success of “Iron Man,” a release from Marvel Studios. In the industrials sector, the Fund’s timely purchase of Republic Airways Holdings Inc. proved rewarding. Republic Airways benefited from a steep decline in fuel costs during the third quarter of 2008.

What areas of investment detracted from Fund performance?

Stock selection in the energy and health-care sectors hampered Fund performance during the reporting period. In the energy sector, shares of Swift Energy Co., an independent oil and gas exploration company, underperformed as falling energy prices and production cuts stemming from downtime after Hurricanes Gustav and Ike hurt profitability. Within health care, shares of Cynosure, Inc., a manufacturer of medical lasers, posted earnings below expectations despite strong revenues. Higher operating expenses, currency losses and profit margin contraction all contributed to the company’s lackluster earnings report.

What is your outlook for the near term?

The financial market events and the economic environment that prevailed during the end of the reporting period appear to have served to heighten investors’ focus on the state of the macroeconomic environment and the soundness of the underlying financial system, not only in the United States but also across the globe. Investors are seeking better clarity on these topics, and market volatility is unlikely to subside until greater levels of clarity are achieved. We do believe, however, as the stock market tends to be forward looking, we expect recovery to occur before the headlines start to improve.

Subadviser:
NorthPointe Capital® LLC

Portfolio Managers:
Mary C. Champagne, CFA; Jeffrey Petherick, CFA; and Peter Cahill, CFA.

94 Annual Report 2008

Fund Performance	Nationwide Value Opportunities Fund

Average Annual Total Return
(For periods ended October 31, 2008)

					Gross	Net
					Expense	Expense
		1 Yr.	5 Yr.	Inception[1]	Ratio*	Ratio*

Class A	w/o SC2	-38.76%	-0.78%	4.18%	1.64%	1.38%
	w/SC3	-42.28%	-1.94%	3.49%

Class B	w/o SC2	-39.37%	-1.49%	3.47%	2.36%	2.10%
	w/SC4	-41.88%	-1.69%	3.47%

Class C5	w/o SC2	-39.20%	-1.44%	3.50%	2.36%	2.10%
	w/SC6	-39.70%	-1.44%	3.50%

Class R7,9		-38.95%	-1.00%	3.76%	2.06%	1.80%

Institutional Class[8,9]		-38.58%	-0.58%	4.01%	1.36%	1.10%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Value Opportunities Fund, Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capilizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Annual Report 95

Shareholder	Nationwide Value Opportunities Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2008

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Value Opportunities Fund			05/01/08	10/31/08	05/01/08 - 10/31/08[a]	05/01/08 - 10/31/08[a]

Class A Shares	Actual		1,000.00	731.73	5.95	1.37
	Hypothetical	[b]	1,000.00	1,018.26	6.96	1.37

Class B Shares	Actual		1,000.00	726.22	10.63	2.45
	Hypothetical	[b]	1,000.00	1,012.82	12.47	2.45

Class C Shares	Actual		1,000.00	729.01	8.92	2.05
	Hypothetical	[b]	1,000.00	1,014.82	10.45	2.05

Class R Shares	Actual		1,000.00	730.17	6.94	1.59
	Hypothetical	[b]	1,000.00	1,017.12	8.12	1.59

Institutional Class	Actual		1,000.00	732.49	4.62	1.06
	Hypothetical	[b]	1,000.00	1,019.81	5.40	1.06

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

96 Annual Report 2008

Portfolio Summary	Nationwide Value Opportunities Fund
October 31, 2008

Asset Allocation

Common Stocks	98.8%
Repurchase Agreement	0.1%
Other assets in excess of liabilities	1.1%

100.0%

Top Industries

Commercial Banks	8.9%
Insurance	6.8%
Biotechnology	5.3%
Commercial Services & Supplies	4.8%
Real Estate Investment Trusts	4.6%
Software	4.3%
Communications Equipment	4.3%
Health Care Providers & Services	3.5%
Aerospace & Defense	3.1%
Electric Utilities	3.0%
Other	51.4%

100.0%

Top Holdings*

Myriad Genetics, Inc.	2.5%
Amerisafe, Inc.	2.3%
Axsys Technologies, Inc.	2.1%
Republic Airways Holdings, Inc.	2.1%
Corporate Office Properties Trust	2.0%
First Bancorp Puerto Rico	2.0%
OSI Pharmaceuticals, Inc.	1.8%
Navigators Group, Inc.	1.8%
Huron Consulting Group, Inc.	1.8%
Sterling Bancorp	1.7%
Other	79.9%

100.0%

*	For purpose of listing top holdings, the repurchase agreement is included as part of Other.

2008 Annual Report 97

Statement of Investments
October 31, 2008

Nationwide Value Opportunities Fund

Common Stocks 98.8%

	Shares	Value

Aerospace & Defense 3.1%
Axsys Technologies, Inc.*	2,200	$145,266
Teledyne Technologies, Inc.*	1,460	66,532

		211,798

Airline 2.1%
Republic Airways Holdings, Inc.*	9,400	140,530

Biotechnology 5.3%
Alkermes, Inc.*	6,700	66,196
Myriad Genetics, Inc.*	2,700	170,343
OSI Pharmaceuticals, Inc.*	3,300	125,235

		361,774

Building Products 1.0%
Armstrong World Industries, Inc.*	3,600	70,668

Capital Markets 1.2%
BGC Partners, Inc., Class A	19,500	79,755

Chemicals 1.6%
Innophos Holdings, Inc.	2,400	64,200
Terra Industries, Inc.	1,900	41,781

		105,981

Commercial Banks 8.9%
First Bancorp Puerto Rico	13,100	133,882
Independent Bank Corp.	2,300	66,171
Old National Bancorp	3,500	66,290
Republic Bancorp, Inc., Class A	2,400	55,248
S.Y. Bancorp, Inc.	2,200	60,588
Sterling Bancorp	7,300	114,464
Suffolk Bancorp	3,400	110,330

		606,973

Commercial Services & Supplies 4.8%
Cenveo, Inc.*	11,200	54,096
Comfort Systems U.S.A., Inc.	4,600	42,918
Deluxe Corp.	2,900	35,264
Huron Consulting Group, Inc.*	2,200	119,614
Knoll, Inc.	5,400	78,084

		329,976

Communications Equipment 4.3%
Avocent Corp.*	5,700	85,614
Harmonic, Inc.*	9,600	68,256
Neutral Tandem, Inc.*	3,800	66,196
Starent Networks Corp.*	7,400	73,778

		293,844

Computers & Peripherals 0.8%
QLogic Corp.*	4,700	56,494

Containers & Packaging 1.1%
Temple-Inland, Inc.	13,000	77,090

Diversified Consumer Services 0.7%
thinkorswim Group, Inc.*	5,800	46,400

Diversified Telecommunication Services 1.2%
NTELOS Holdings Corp.	3,080	80,080

Electric Utilities 3.0%
Empire District Electric Co. (The)	4,900	94,129
ITC Holdings Corp.	2,700	109,566

		203,695

Electrical Equipment 1.2%
EnerSys*	2,300	30,406
GrafTech International Ltd.*	6,200	50,282

		80,688

Energy Equipment & Services 2.7%
ENGlobal Corp.*	8,300	36,437
Oil States International, Inc.*	2,200	50,886
Pioneer Drilling Co.*	6,800	52,632
T-3 Energy Services, Inc.*	1,900	45,809

		185,764

Food & Staples Retailing 1.7%
Andersons, Inc. (The)	1,700	45,271
BJ’s Wholesale Club, Inc.*	2,100	73,920

		119,191

Food Products 2.2%
Diamond Foods, Inc.	1,800	52,614
Omega Protein Corp.*	8,100	59,778
Ralcorp Holdings, Inc.*	600	40,608

		153,000

Health Care Equipment & Supplies 3.0%
Cyberonics, Inc.*	7,500	95,550
Cynosure, Inc., Class A*	4,500	39,420
Kinetic Concepts, Inc.*	2,800	67,788

		202,758

Health Care Providers & Services 3.5%
Health Management Associates, Inc., Class A *	32,300	67,830
HealthSouth Corp.*	6,600	82,764
HealthSpring, Inc.*	5,200	85,904

		236,498

Hotels, Restaurants & Leisure 2.3%
Bally Technologies, Inc.*	3,800	84,170
Bob Evans Farms, Inc.	2,400	50,112
Ruth’s Hospitality Group, Inc.*	8,600	19,694

		153,976

98 Annual Report 2008

Common Stocks (continued)
	Shares	Value

Household Durables 1.2%
Tupperware Brands Corp.	3,300	$83,490

Independent Power Producers & Energy Traders 0.7%
Ormat Technologies, Inc.	1,900	45,904

Information Technology Services 2.3%
CyberSource Corp.*	5,700	69,255
Mantech International Corp., Class A*	1,600	86,304

		155,559

Insurance 6.8%
Amerisafe, Inc.*	8,950	154,298
Amtrust Financial Services, Inc.	8,500	83,470
Navigators Group, Inc.*	2,400	121,224
Platinum Underwriters Holdings Ltd.	3,300	104,742

		463,734

Internet & Catalog Retail 1.2%
Netflix, Inc.*	3,200	79,232

Internet Software & Services 2.3%
ModusLink Global Solutions, Inc.*	9,600	53,376
Sohu.com, Inc.*	1,900	104,386

		157,762

Leisure Equipment & Products 1.4%
JAKKS Pacific, Inc.*	4,300	96,191

Life Sciences Tools & Services 1.3%
Dionex Corp.*	900	48,447
PAREXEL International Corp.*	3,600	37,440

		85,887

Machinery 1.8%
CIRCOR International, Inc.	1,700	52,105
LB Foster Co., Class A*	2,700	74,250

		126,355

Media 1.2%
Journal Communications, Inc., Class A	11,700	29,250
Sinclair Broadcast Group, Inc., Class A	16,800	54,264

		83,514

Metals & Mining 0.5%
Olympic Steel, Inc.	1,400	32,004

Oil, Gas & Consumable Fuels 2.5%
Alpha Natural Resources, Inc.*	1,300	46,501
Genesis Energy LP	5,500	71,500
Goodrich Petroleum Corp.*	1,800	49,968

		167,969

Paper & Forest Products 1.0%
Mercer International, Inc.*	25,100	70,280

Pharmaceuticals 1.2%
Auxilium Pharmaceuticals, Inc.*	2,500	49,125
Questcor Pharmaceuticals, Inc.*	4,200	32,508

		81,633

Real Estate Investment Trusts 4.6%
Corporate Office Properties Trust	4,300	133,687
First Industrial Realty Trust, Inc.	3,700	38,258
Getty Realty Corp.	4,200	81,774
Hersha Hospitality Trust	13,800	58,098

		311,817

Road & Rail 0.8%
Old Dominion Freight Line, Inc.*	1,700	51,578

Semiconductors & Semiconductor Equipment 2.1%
Amkor Technology, Inc.*	14,900	60,494
Veeco Instruments, Inc.*	4,300	33,282
Volterra Semiconductor Corp.*	5,500	51,920

		145,696

Software 4.3%
ANSYS, Inc.*	2,500	71,575
Concur Technologies, Inc.*	4,000	100,920
Manhattan Associates, Inc.*	2,400	40,344
Parametric Technology Corp.*	4,000	51,960
TIBCO Software, Inc.*	6,200	31,930

		296,729

Specialty Retail 1.8%
Genesco, Inc.	2,100	52,101
Sonic Automotive, Inc., Class A	3,200	16,416
Wet Seal, Inc. (The), Class A*	17,700	52,038

		120,555

Textiles, Apparel & Luxury Goods 1.9%
Deckers Outdoor Corp.*	900	76,374
Perry Ellis International, Inc.*	5,500	53,845

		130,219

Thrifts & Mortgage Finance 1.1%
Flagstar Bancorp, Inc.	38,000	72,200

Trading Companies & Distributors 1.1%
Houston Wire & Cable Co.	3,700	42,624
WESCO International, Inc.*	1,800	35,784

		78,408

Total Common Stocks		6,733,649

2008 Annual Report 99

Statement of Investments (Continued)
October 31, 2008

Nationwide Value Opportunities Fund (Continued)

Repurchase Agreement 0.1%

	Principal Amount	Value

CS First Boston, 0.08%, dated 10/31/08, due 11/03/08, repurchase price $10,497, collateralized U.S. Government Agency Mortgages ranging 0.00% — 5.50%, maturing 11/03/08 — 11/01/35; total market value of $10,707	$10,497	$10,497

Total Investments (Cost $8,847,569) (a) — 98.9%		6,744,146
Other assets in excess of liabilities — 1.1%		71,687

NET ASSETS — 100.0%		$6,815,833

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation / (depreciation) of securities.

LP	Limited Partnership

The accompanying notes are an integral part of these financial statements.

100 Annual Report 2008

Statement of Assets and Liabilities
October 31, 2008

Nationwide Value Opportunities
Fund

Assets:
Investments, at value (cost $8,837,072)	$6,733,649
Repurchase agreements, at value and cost	10,497

Total Investments	6,744,146

Interest and dividends receivable	1,875
Receivable for capital shares issued	1,113
Receivable for investments sold	248,676
Receivable from advisor	153
Prepaid expenses and other assets	30,001

Total Assets	7,025,964

Liabilities:
Payable for investments purchased	192,480
Payable for capital shares redeemed	4
Accrued expenses and other payables:
Fund administration fees	676
Distribution fees	1,919
Administrative servicing fees	7,965
Trustee fees	23
Compliance program costs (Note 3)	46
Other	7,018

Total Liabilities	210,131

Net Assets	$6,815,833

Represented by:
Capital	$11,534,963
Accumulated undistributed net investment income	–
Accumulated net realized losses from investment transactions	(2,615,707)
Net unrealized appreciation/(depreciation) from investments	(2,103,423)

Net Assets	$6,815,833

Net Assets:
Class A Shares	$6,103,841
Class B Shares	522,074
Class C Shares	188,157
Class R Shares	883
Institutional Class Shares	878

Total	$6,815,833

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 101

Statement of Assets and Liabilities (Continued)

	Nationwide Value Opportunities
	Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	834,933
Class B Shares	75,754
Class C Shares	27,419
Class R Shares	125
Institutional Class Shares	117

Total	938,348

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$7.31
Class B Shares (a)	$6.87	(c)
Class C Shares (b)	$6.86
Class R Shares	$7.09	(c)
Institutional Class Shares	$7.53	(c)
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.76

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(c)	The NAV reported above represents the traded NAV at October 31, 2008.

The accompanying notes are an integral part of these financial statements.

102 Annual Report 2008

Statement of Operations
For the Year Ended October 31, 2008

Nationwide
Value Opportunities
Fund

INVESTMENT INCOME:
Interest income	$2,340
Dividend income	137,739
Income from securities lending (Note 2)	5,704

Total Income	145,783

EXPENSES:
Investment advisory fees	72,465
Fund administration fees	9,903
Distribution fees Class A	22,110
Distribution fees Class B	11,978
Distribution fees Class C	3,078
Distribution fees Class R	6
Administrative servicing fees Class A	7,405
Administrative servicing fees Class R	1
Registration and filing fees	30,489
Professional fees	1,484
Printing fees	24,416
Trustee fees	544
Custodian fees	2,797
Other	9,001

Total expenses before reimbursed/waived expenses	195,677

Earnings credit (Note 5)	(1,474)
Expenses reimbursed by Advisor	(37,345)
Administrator fees voluntarily waived	(85)

Net Expenses	156,773

NET INVESTMENT LOSS	(10,990)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(2,583,751)
Net change in unrealized appreciation/(depreciation) from investments	(2,190,184)

Net realized/unrealized losses from investments	(4,773,935)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,784,925)

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 103

Statements of Changes in Net Assets

	Nationwide Value Opportunities Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

Operations:
Net investment loss	$(10,990)	$(48,343)
Net realized gains (losses) from investment transactions	(2,583,751)	2,107,430
Net change in unrealized appreciation/(depreciation) from investments	(2,190,184)	(1,090,109)

Change in net assets resulting from operations	(4,784,925)	968,978

Distributions to Shareholders From:
Net investment income:
Class A	(2,437)	–
Class B	(426)	–
Class C	(80)	–
Class R	–	–
Institutional Class	–	–
Net realized gains:
Class A	(1,642,424)	(1,712,372)
Class B	(328,226)	(361,708)
Class C	(76,783)	(105,226)
Class R	(224)	(190)
Institutional Class	(211)	(180)
Return of Capital
Class A	(13,171)
Class B	(2,304)
Class C	(431)
Class R	(2)
Institutional Class	(2)

Change in net assets from shareholder distributions	(2,066,721)	(2,179,676)

Change in net assets from capital transactions	(67,867)	(1,101,970)

Change in net assets	(6,919,513)	(2,312,668)

Net Assets:
Beginning of period	13,735,346	16,048,014

End of period	$6,815,833	$13,735,346

Accumulated undistributed net investment income at end of period	$—-	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,990,007	$1,739,682
Dividends reinvested	1,610,135	1,660,602
Cost of shares redeemed (a)	(2,772,699)	(4,255,618)

Total Class A	827,443	(855,334)

Class B Shares
Proceeds from shares issued	51,217	77,834
Dividends reinvested	317,571	351,171
Cost of shares redeemed (a)	(1,173,525)	(587,007)

Total Class B	(804,737)	(158,002)

(a)	Includes redemption fees – see Note 4 to Financial Statements.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

104 Annual Report 2008

	Nationwide Value Opportunities Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$81,685	$199,772
Dividends reinvested	35,013	52,885
Cost of shares redeemed (a)	(207,711)	(341,661)

Total Class C	(91,013)	(89,004)

Class R Shares
Proceeds from shares issued	–	75
Dividends reinvested	226	190
Cost of shares redeemed	–	(75)

Total Class R	226	190

Institutional Class Shares
Proceeds from shares issued	–	–
Dividends reinvested	214	180
Cost of shares redeemed	–	–

Total Institutional Class	214	180

Change in net assets from capital transactions:	$(67,867)	$(1,101,970)

SHARE TRANSACTIONS:
Class A Shares
Issued	195,844	120,089
Reinvested	145,932	117,026
Redeemed	(275,909)	(292,344)

Total Class A Shares	65,867	(55,229)

Class B Shares
Issued	5,835	5,501
Reinvested	30,373	25,727
Redeemed	(122,715)	(42,241)

Total Class B Shares	(86,507)	(11,013)

Class C Shares
Issued	8,208	13,952
Reinvested	3,365	3,886
Redeemed	(21,936)	(24,712)

Total Class C Shares	(10,363)	(6,874)

Class R Shares
Issued	–	5
Reinvested	21	14
Redeemed	–	(5)

Total Class R Shares	21	14

Institutional Class Shares
Issued	–	–
Reinvested	19	13
Redeemed	–	–

Total Institutional Class Shares	19	13

Total change in shares:	(30,963)	(73,089)

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 105

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Value Opportunities Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of Net	Ratio of
	Net Asset		and										Investment	Expenses
	Value,	Net	Unrealized									Ratio of	Income	(Prior to
	Beginning	Investment	Gains	Total	Net	Net	Return		Net Asset		Net Assets	Expenses	(Loss) to	Reimbursements)
	of	Income	(Losses) from	from	Investment	Realized	of	Total	Value, End	Total	at End	to Average	Average	to Average	Portfolio
	Period	(Loss)	Investments	Operations	Income	Gains	Capital	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2008	$14.30	0.01	(4.82)	(4.81)	–	(2.16)	(0.02)	(2.18)	$7.31	(38.76%)	$6,103,841	1.42%	(0.03%)	1.78%	124.63%
Year Ended October 31, 2007	$15.50	(0.03)	0.94	0.91	–	(2.11)	–	(2.11)	$14.30	6.01%	$10,998,205	1.38%	(0.16%)	1.64%	175.48%
Year Ended October 31, 2006	$15.17	0.01	2.43	2.44	–	(2.11)	–	(2.11)	$15.50	17.79%	$12,776,962	1.36%	0.09%	1.66%	151.61%
Year Ended October 31, 2005	$16.01	–(h)	2.07	2.07	(0.02)	(2.89)	–	(2.91)	$15.17	13.59%	$11,262,515	1.49%	0.02%	1.85%	187.36%
Year Ended October 31, 2004	$14.47	–(h)	1.55	1.55	(0.01)	–	–	(0.01)	$16.01	10.72%	$12,243,936	1.36%	(0.01%)	1.39%	146.98%

Class B Shares
Year Ended October 31, 2008	$13.68	(0.05)	(4.59)	(4.64)	–	(2.16)	(0.01)	(2.17)	$6.87	(39.37%)	$522,074	2.10%	(0.27%)	2.47%	124.63%
Year Ended October 31, 2007	$15.01	(0.14)	0.92	0.78	–	(2.11)	–	(2.11)	$13.68	5.26%	$2,219,359	2.10%	(0.89%)	2.36%	175.48%
Year Ended October 31, 2006	$14.84	(0.09)	2.37	2.28	–	(2.11)	–	(2.11)	$15.01	17.02%	$2,600,247	2.04%	(0.59%)	2.34%	151.61%
Year Ended October 31, 2005	$15.78	(0.10)	2.05	1.95	–	(2.89)	–	(2.89)	$14.84	12.90%	$2,591,795	2.14%	(0.64%)	2.50%	187.36%
Year Ended October 31, 2004	$14.34	(0.11)	1.55	1.44	–	–	–	–	$15.78	10.04%	$2,630,919	2.01%	(0.66%)	2.04%	146.98%

(a) Excludes sales charge.
(b) Not annualized for periods less than one year.
(c) Annualized for periods less than one year.
(d) During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f) For the period from December 30, 2003 (commencement of operations) through October 31, 2004
(g) For the period from June 29, 2004 (commencement of operations) through October 31, 2004
(h) The amount is less than $0.005
- Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

106 Annual Report 2008

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Value Opportunities Fund (Continued)

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of Net	Ratio of
	Net Asset		and										Investment	Expenses
	Value,	Net	Unrealized									Ratio of	Income	(Prior to
	Beginning	Investment	Gains	Total	Net	Net	Return		Net Asset		Net Assets	Expenses	(Loss) to	Reimbursements)
	of	Income	(Losses) from	from	Investment	Realized	of	Total	Value, End	Total	at End	to Average	Average	to Average	Portfolio
	Period	(Loss)	Investments	Operations	Income	Gains	Capital	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class C Shares
Year Ended October 31, 2008	$13.63	(0.03)	(4.57)	(4.60)	–	(2.16)	(0.01)	(2.17)	$6.86	(39.20%)	$188,157	2.09%	(0.35%)	2.44%	124.63%
Year Ended October 31, 2007	$14.96	(0.16)	0.94	0.78	–	(2.11)	–	(2.11)	$13.63	5.27%	$514,906	2.10%	(0.86%)	2.36%	175.48%
Year Ended October 31, 2006	$14.80	(0.09)	2.36	2.27	–	(2.11)	–	(2.11)	$14.96	16.99%	$668,091	2.04%	(0.59%)	2.34%	151.61%
Year Ended October 31, 2005	$15.75	(0.10)	2.04	1.94	–	(2.89)	–	(2.89)	$14.80	12.86%	$669,117	2.14%	(0.62%)	2.51%	187.36%
Year Ended October 31, 2004	$14.31	(0.09)	1.53	1.44	–	–	–	–	$15.75	10.06%	$652,284	2.01%	(0.67%)	2.05%	146.98%

Class R Shares
Year Ended October 31, 2008	$13.97	(0.01)	(4.69)	(4.70)	–	(2.16)	(0.02)	(2.18)	$7.09	(38.95%)	$883	1.71%	(0.18%)	2.09%	124.63%
Year Ended October 31, 2007	$15.25	(0.09)	0.92	0.83	–	(2.11)	–	(2.11)	$13.97	5.54%	$1,446	1.83%	(0.62%)	2.18%	175.48%
Year Ended October 31, 2006	$14.98	(0.01)	2.39	2.38	–	(2.11)	–	(2.11)	$15.25	17.59%	$1,370	1.50%	(0.07%)	1.84%	151.61%
Year Ended October 31, 2005	$15.83	0.01	2.06	2.07	(0.03)	(2.89)	–	(2.92)	$14.98	13.71%	$1,165	1.61%	0.06%	1.99%	187.36%
Period Ended October 31, 2004 (f)	$15.45	(0.05)	0.43	0.38	–	–	–	–	$15.83	2.46%	$1,025	1.60%	(0.35%)	1.64%	146.98%

(a) Excludes sales charge.
(b) Not annualized for periods less than one year.
(c) Annualized for periods less than one year.
(d) During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f) For the period from December 30, 2003 (commencement of operations) through October 31, 2004
(g) For the period from June 29, 2004 (commencement of operations) through October 31, 2004
(h) The amount is less than $0.005
- Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 107

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Value Opportunities Fund (Continued)

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of Net	Ratio of
	Net Asset		and										Investment	Expenses
	Value,	Net	Unrealized									Ratio of	Income	(Prior to
	Beginning	Investment	Gains	Total	Net	Net	Return		Net Asset		Net Assets	Expenses	(Loss) to	Reimbursements)
	of	Income	(Losses) from	from	Investment	Realized	of	Total	Value, End	Total	at End	to Average	Average	to Average	Portfolio
	Period	(Loss)	Investments	Operations	Income	Gains	Capital	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Institutional Class Shares
Year Ended October 31, 2008	$14.63	0.05	(4.96)	(4.91)	–	(2.16)	(0.03)	(2.19)	$7.53	(38.58%)	$878	1.08%	0.45%	1.44%	124.63%
Year Ended October 31, 2007	$15.77	0.02	0.95	0.97	–	(2.11)	–	(2.11)	$14.63	6.32%	$1,430	1.06%	0.14%	1.40%	175.48%
Year Ended October 31, 2006	$15.35	0.05	2.48	2.53	–	(2.11)	–	(2.11)	$15.77	18.21%	$1,344	1.07%	0.36%	1.36%	151.61%
Year Ended October 31, 2005	$16.14	0.06	2.09	2.15	(0.05)	(2.89)	–	(2.94)	$15.35	13.96%	$1,138	1.08%	0.39%	1.30%	187.36%
Period Ended October 31, 2004 (g)	$16.18	–	(0.04)	(0.04)	–	–	–	–	$16.14	(0.19%)	$998	1.09%	0.09%	1.17%	146.98%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004
(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004
(h)	The amount is less than $0.005
-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

108 Annual Report 2008

Nationwide Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2008, the Nationwide Bond Fund (Class A at NAV) registered -4.44% versus 0.31% for its benchmark, the Barclays Capital U.S. Aggregate Bond Index [formerly Lehman Brothers (LB) U.S. Aggregate Bond Index]. For broader comparison, the average return for the Fund’s Lipper peer category of Corporate Debt Funds A Rated (consisting of 171 funds as of October 31, 2008) was -8.24% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Treasuries outperformed corporate bonds, commercial mortgage-backed bonds and asset-backed bonds, whose spreads to government benchmarks all widened significantly during the reporting period. Five-year Treasuries rallied by 118 basis points, or 1.18%. Agency bonds and Agency mortgages also were top performers relative to corporate bonds and commercial mortgage-backed securities.

What areas of investment detracted from Fund performance?

The lowest-performing investments in the Fund were corporate bonds. Of the Fund’s corporate bond holdings, financial and telecommunications bonds performed the worst. Non-Agency mortgage-backed securities (both commercial and residential) also performed poorly during the reporting period and detracted from Fund performance. While the last two months of the reporting period were particularly challenging for financial companies, the Fund benefited in that the Fund did not have any holdings of troubled headline names such as American International Group (AIG), Lehman Brothers or Morgan Stanley.

What is your outlook for the near term?

The near-term economic outlook remains dire, as evidenced by the downtrend in the leading indicators and the continued deterioration in the housing and labor markets. A meaningful recovery in corporate profits appears unlikely in the near future. Still, the markets already have discounted a relatively severe recession and now appear to be much more reasonably valued than these markets were throughout most of the past economic cycle. Moreover, risk assets tend to be leading indicators, with the Standard & Poor’s 500® (S&P 500) Index having bottomed in advance of 12 of the past 13 recessionary troughs. Volatility is likely to remain high, and enormous downside risks persist, but we believe that the worst of the declines has occurred.

Subadviser:
Nationwide Asset Management, LLC

Portfolio Managers:
Mabel C. Brown, CFA and Gary S. Davis, CFA

2008 Annual Report 109

Fund Performance	Nationwide Bond Fund

Average Annual Total Return
(For periods ended October 31, 2008)

					Expense
		1 Yr.	5 Yr.	10 Yr.	Ratio*

Class A1	w/o SC2	-4.44%	2.38%	3.97%	1.07%
	w/SC3	-8.48%	1.50%	3.52%

Class B4	w/o SC2	-5.08%	1.70%	3.32%	1.72%
	w/SC5	-9.65%	1.36%	3.32%

Class C6	w/o SC2	-5.07%	1.69%	3.47%	1.72%
	w/SC7	-5.99%	1.69%	3.47%

Class D	w/o SC2	-4.16%	2.67%	4.23%	0.77%
	w/SC8	-8.48%	1.72%	3.75%

Class R1,9		-4.60%	2.14%	3.95%	1.42%

Class X1	w/o SC2	-4.94%	1.85%	3.40%	1.57%
	w/SC5	-9.51%	1.52%	3.40%

Class Y1	w/o SC2	-4.94%	1.85%	3.56%	1.57%
	w/SC7	-5.85%	1.85%	3.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2007. Please see the Fund’s most recent prospectus for details.

[1]	These returns, for periods prior to the creation of the classes, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class Y shares (3/1/01), and Class R shares (10/1/03) . Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R, and Class Y shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 4.25% front-end sales charge was deducted.

[4]	These returns, for periods prior to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.

[5]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[6]	These returns, for periods prior to March 1, 2001, include the performance of the Fund’s Class D shares and, for the period from March 1, 2001 to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[7]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C or Class Y shares within the first year after purchase.

[8]	A 4.50% front-end sales charge was deducted.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Bond Fund, the

110 Annual Report 2008

Lehman Brothers Government/Credit Bond Index (LBG/CBI)(a), the Consumer Price Index (CPI)(b),and the Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(c) over a 10-year period ended 10/31/08. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The LBG/CBI is an unmanaged index of government and corporate bonds-gives a broad look at how the prices of U.S. government and corporate bonds have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

(c)	The LB Aggregate Bond is an unmanaged index comprised of U.S. government securities and corporate debt securities and is generally representative of the bond market as a whole.

2008 Annual Report 111

Shareholder	Nationwide Bond Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2008

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Bond Fund			05/01/08	10/31/08	05/01/08 - 10/31/08[a]	05/01/08 - 10/31/08[a]

Class A Shares	Actual		1,000.00	934.29	5.14	1.06
	Hypothetical	[b]	1,000.00	1,019.82	5.39	1.06

Class B Shares	Actual		1,000.00	930.69	8.89	1.83
	Hypothetical	[b]	1,000.00	1,015.92	9.33	1.83

Class C Shares	Actual		1,000.00	930.77	8.78	1.81
	Hypothetical	[b]	1,000.00	1,016.04	9.21	1.81

Class D Shares	Actual		1,000.00	935.38	4.10	0.84
	Hypothetical	[b]	1,000.00	1,020.90	4.29	0.84

Class R Shares	Actual		1,000.00	933.11	6.39	1.32
	Hypothetical	[b]	1,000.00	1,018.52	6.70	1.32

Class X Shares	Actual		1,000.00	931.39	8.13	1.67
	Hypothetical	[b]	1,000.00	1,016.72	8.52	1.67

Class Y Shares	Actual		1,000.00	931.46	8.10	1.67
	Hypothetical	[b]	1,000.00	1,016.75	8.49	1.67

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

112 Annual Report 2008

Portfolio Summary	Nationwide Bond Fund
October 31, 2008

Asset Allocation

Corporate Bonds	42.8%
Commercial Mortgage Backed Securities	17.8%
U.S. Government Sponsored & Agency Obligations	10.4%
U.S. Government Sponsored Mortgage-Backed Obligations	10.2%
Collateralized Mortgage Obligations	9.8%
Asset-Backed Securities	4.1%
Repurchase Agreement	2.6%
Municipal Bonds	1.2%
Principal Only Bonds	1.0%
Commercial Paper	0.7%
Sovereign Agency	0.6%
Liabilities in excess of other assets	-1.2%

100.0%

Top Industries

Other Financial	6.2%
Home Equity Loans	4.8%
Diversified Financial Services	4.7%
Airlines	4.2%
Banks	3.9%
Oil, Gas & Consumable Fuels	3.4%
Insurance	3.1%
Beverages	2.8%
Telecommunications	2.6%
Healthcare	2.2%
Other	62.1%

100.0%

Top Holdings*

Fannie Mae Grantor Trust, Series 2000-T5, Class B, 7.30%, 05/25/10	4.0%
U.S. Treasury Notes, 3.13%, 08/31/13	3.8%
Fannie Mae Pool, Pool # 983668, 6.00%, 08/01/38	3.7%
Freddie Mac Gold, Pool # E01443, 3.50%, 07/01/18	3.1%
U.S. Treasury Notes, 4.63%, 07/31/12	2.7%
U.S. Treasury Notes, 3.13%, 09/30/13	2.6%
Fannie Mae Pool, Pool # 383661, 6.62%, 06/01/16	2.3%
Fannie Mae REMICS, Series 2003-33, Class LB, 5.50%, 05/25/23	2.3%
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC, Class A3, 6.26%, 03/15/33	2.3%
PepsiAmericas, Inc., 7.29%, 09/15/26	2.1%
Other	71.1%

100.0%

*	For purpose of top holdings, the repurchase agreement is included as part of Other.

2008 Annual Report 113

Statement of Investments
October 31, 2008

Nationwide Bond Fund

Asset-Backed Securities 4.1%

	Principal Amount	Value

Auto Loans 1.3%(a)
Ford Credit Floorplan Master Owner Trust, Series 2006-3, Class A, 4.74%, 06/15/11	$1,100,000	$1,061,791
Home Equity Loans 2.7%
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2001-4, Class 1A6, 6.24%, 01/25/13	812,052	785,176
Residential Asset Mortgage Products, Inc., Series 2002-RS1, Class AI5, 5.91%, 01/25/32	631,668	500,846
Structured Asset Securities Corp., Series 2004-6XS, Class A6, 4.63%, 03/25/34(b)	918,914	834,729

		2,120,751
Recreational Vehicles 0.1%
SSB RV Trust, Series 2001-1, Class A5, 6.30%, 04/15/16	101,966	101,688

Total Asset-Backed Securities		3,284,230

Collateralized Mortgage Obligations 9.8%

ABN Amro Mortgage Corp., Series 2003-8, Class A23, 5.50%, 06/25/33	1,000,000	876,052
American Home Mortgage Investment Trust, Series 2004-3, Class 6A1, 4.82%, 10/25/34(a)(b)	936,042	834,371
Countrywide Alternative Loan Trust, Series 2007-2CB, Class 2A14, 5.75%, 03/25/37	999,347	756,040
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-15, Class A7, 5.50%, 08/25/35	1,000,000	915,821
Fannie Mae REMICS, Series 2003-33, Class LB, 5.50%, 05/25/23	2,000,000	1,867,399
MASTR Alternative Loans Trust, Series 2005-6, Class 1A5, 5.50%, 12/25/35	1,000,000	736,156
Opteum Mortgage Acceptance Corp., Series 2005-5, Class 2AN, 5.68%, 12/25/35	1,000,000	847,506
Residential Funding Securities LLC, Series 2003-RM2, Class AI3, 4.50%, 05/25/33	1,000,000	951,669

Total Collateralized Mortgage Obligations		7,785,014

Commercial Mortgage Backed Securities 17.8%

	Principal Amount	Value

Banc of America Commercial Mortgage, Inc., 5.84%, 04/10/49(a)	1,000,000	810,385
Commercial Mortgage Pass Through Certificates, 6.61%, 02/14/34	1,000,000	974,188
Credit Suisse Mortgage Capital Certificates, 5.69%, 09/15/40(a)	1,000,000	782,737
CS First Boston Mortgage Securities Corp., 4.94%, 12/15/35	955,000	845,116
Enterprise Mortgage Acceptance Co. LLC, 6.63%, 01/15/25(c)	403,031	353,635
Fannie Mae Grantor Trust, Series 2000-T5, Class B, 7.30%, 05/25/10	3,000,000	3,154,131
Greenwich Capital Commercial Funding Corp., 5.72%, 12/10/49	1,000,000	783,390
Heller Financial Commercial Mortgage Asset, 6.85%, 05/15/31	443,482	442,014
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC, Class A3, 6.26%, 03/15/33	1,864,764	1,814,587
LB Commercial Conduit Mortgage Trust, 6.13%, 07/15/44(a)	1,000,000	804,093
LB-UBS Commercial Mortgage Trust, 5.65%, 11/15/30(a)	1,000,000	876,492
Merrill Lynch Mortgage Investors, Inc., 7.56%, 11/15/31	1,524,834	1,520,316
Nomura Asset Securities Corp., 6.69%, 03/15/30	1,000,000	974,660

Total Commercial Mortgage Backed Securities		14,135,744

Corporate Bonds 42.8%

Air Freight & Logistics 1.3%
FedEx Corp. Pass Through Trust, Series B2, 7.63%, 01/01/15	1,000,000	1,027,890
Airlines 5.0%
America West Airlines, Inc., 6.85%, 07/02/09	32,435	31,624
American Airlines Pass Through Trust, Series 1999-1, Class A-2, 7.02%, 10/15/09	750,000	710,625
Continental Airlines, Inc., 6.90%, 01/02/17	1,244,498	871,149
Delta Air Lines, Inc., 7.11%, 09/18/11	1,000,000	800,000
Northwest Airlines, Inc., 7.63%, 04/01/10	527,757	448,593
United Air Lines Pass Through Trust, Series 2001-1, 6.93%, 09/01/11	1,000,000	1,160,000

		4,021,991
Banks 3.9%
Bank of America Corp., 8.13%, 12/29/49(a)	1,000,000	748,710

114 Annual Report 2008

Corporate Bonds (continued)
	Principal Amount	Value

Banks (continued)

JPMorgan Chase & Co., 7.94%, 04/29/49(a)	$1,000,000	$810,440
Rabobank Capital Funding Trust, 5.25%, 12/29/49(a)(c)	1,000,000	648,810
Regions Financial Corp., 7.00%, 03/01/11	1,000,000	939,682

		3,147,642
Beverages 2.8%
Dr Pepper Snapple Group, Inc., 7.45%, 05/01/38(c)	650,000	526,285
PepsiAmericas, Inc., 7.29%, 09/15/26	1,500,000	1,700,007

		2,226,292
Consumer Goods 1.1%(c)
SABMiller PLC, 6.50%, 07/15/18	1,000,000	864,786
Diversified Financial Services 2.4%
Caterpillar Financial Services Corp., 6.20%, 09/30/13	1,000,000	964,407
Textron Financial Corp., 5.13%, 11/01/10	1,000,000	922,868

		1,887,275
Electronic Equipment & Instruments 1.4%
Eaton Corp., 8.88%, 06/15/19	1,000,000	1,094,652
Healthcare 2.2%
Covidien International Finance SA, 6.55%, 10/15/37	1,000,000	790,520
Quest Diagnostics, Inc., 5.13%, 11/01/10	1,000,000	948,081

		1,738,601
Insurance 3.1%
Ohio Casualty Corp., 7.30%, 06/15/14	1,000,000	1,030,414
Oil Insurance Ltd., 7.56%, 12/29/49(c)	1,000,000	505,980
Principal Life Income Funding Trusts, 5.30%, 12/14/12	1,000,000	960,581

		2,496,975
Manufacturing 2.0%
Digital Equipment Corp., 7.75%, 04/01/23	825,000	775,347
General Electric Co., 5.25%, 12/06/17	1,000,000	837,050

		1,612,397
Media 1.3%
Comcast Cable Holdings LLC, 9.80%, 02/01/12	1,000,000	1,011,714
Oil, Gas & Consumable Fuels 3.4%
Energy Transfer Partners LP, 5.65%, 08/01/12	1,000,000	904,360
EOG Resources, Inc., 6.13%, 10/01/13	1,000,000	983,650
Kinder Morgan Energy Partners LP, 5.95%, 02/15/18	1,000,000	782,541

		2,670,551
Oilfield Machinery & Services 1.1%
Weatherford International Ltd., 5.15%, 03/15/13	1,000,000	867,734
Other Financial 6.3%
Ford Motor Credit Co. LLC, 7.38%, 02/01/11	500,000	311,123
GMAC LLC, 6.75%, 12/01/14	500,000	252,498
HSBC Finance Corp., 6.38%, 10/15/11	1,000,000	922,174
National Rural Utility Corp., 10.38%, 11/01/18	1,000,000	1,060,068
OMX Timber Finance Investments I LLC, 5.42%, 01/29/20(c)	1,000,000	700,000
SLM Corp., 2.05%, 12/15/08(a)	1,000,000	991,462
Telecom Italia Capital SA, 5.25%, 11/15/13	1,000,000	759,036

		4,996,361
Paper & Forest Products 0.8%(c)
Stora Enso OYJ, 7.25%, 04/15/36	1,000,000	661,569
Real Estate Investment Trusts 0.8%
Highwoods Properties, Inc., 5.85%, 03/15/17	1,000,000	642,640
Road & Rail 1.2%
Union Pacific Corp., 7.88%, 01/15/19	1,000,000	989,768
Specialty Retail 1.0%(c)
CVS Pass Through Trust, 6.94%, 01/10/30	985,522	834,077
Telecommunications 1.7%
FairPoint Communications, Inc., 13.13%, 04/01/18(c)	1,000,000	705,000
Qwest Corp., 6.88%, 09/15/33	1,000,000	620,000

		1,325,000

Total Corporate Bonds		34,117,915

Municipal Bonds 1.2%

Iowa 0.9%
Tobacco Settlement Authority of Iowa, 6.50%, 06/01/23	885,000	$738,851
Louisiana 0.3%
Tobacco Settlement Financing Corp., 6.36%, 05/15/25	254,033	246,379

Total Municipal Bonds		985,230

Principal Only Bonds 1.0%(d)

United States Treasury Strip, 3.61%, 08/15/20	1,500,000	$813,472

Total Principal Only Bonds		813,472

2008 Annual Report 115

Statement of Investments (Continued)
October 31, 2008

Nationwide Bond Fund (Continued)

Sovereign Agency 0.6%(e)

	Principal Amount	Value

ISRAEL 0.6%
Israel Government AID Bond, 3.32%, 05/15/24	$1,000,000	$443,122

Total Sovereign Agency		443,122

U.S. Government Sponsored & Agency Obligations 10.4%

U.S. Treasury Notes
4.63%, 07/31/12	2,000,000	2,182,812
3.13%, 08/31/13	3,000,000	3,052,734
3.13%, 09/30/13	2,000,000	2,032,500
4.00%, 08/15/18	1,000,000	1,001,328

Total U.S. Government Sponsored & Agency Obligations		8,269,374

U.S. Government Sponsored Mortgage-Backed Obligations 10.2%

Fannie Mae Pool
Pool # 383661, 6.62%, 06/01/16	1,811,868	1,872,733
Pool # 386905, 5.00%, 04/01/19	934,132	858,559
Pool # 983668, 6.00%, 08/01/38	2,974,408	2,974,253
Freddie Mac Gold, Pool # E01443, 3.50%, 07/01/18	2,623,922	2,446,032

Total U.S. Government Sponsored Mortgage-Backed Obligations		8,151,577

Commercial Paper 0.7%(d)

Financial Services 0.70%
Avon Capital Corp., 0.25%, 11/03/08	570,000	569,992

Total Commercial Paper		569,992

Repurchase Agreement 2.6%

	Principal Amount	Value

CS First Boston, 0.08%, dated 10/31/08, due 11/03/08, repurchase price $2,056,813, collateralized U.S. Government Agency Mortgages ranging 0.00% — 5.50%, maturing 11/03/08 — 11/01/35; total market value of $2,097,935	2,056,799	2,056,799

Total Repurchase Agreement		2,056,799

Total Investments (Cost $88,290,628) (f) — 101.2%		80,612,469
Liabilities in excess of other assets — (1.2)%		(970,919)

NET ASSETS — 100.0%		$79,641,550

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2008. The maturity date represents the actual maturity date.

(b)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at October 31, 2008.

(c)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees.

(d)	The rate reflected in the Statement of Investments is the discount rate at the time of purchase.

(e)	Zero coupon security. The rate reported is the effective yield at time of purchase.

(f)	See notes to financial statements for tax unrealized appreciation / (depreciation) of securities.

LP	Limited Partnership

REMICS	Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.

116 Annual Report 2008

Statement of Assets and Liabilities
October 31, 2008

Nationwide Bond
Fund

Assets:
Investments, at value (cost $86,233,829)	$78,555,670
Repurchase agreements, at value and cost	2,056,799

Total Investments	80,612,469

Interest receivable	781,496
Receivable for capital shares issued	467,605
Prepaid expenses and other assets	49,080

Total Assets	81,910,650

Liabilities:
Payable for investments purchased	2,014,857
Distributions payable	56,014
Payable for capital shares redeemed	122,758
Accrued expenses and other payables:
Investment advisory fees	34,361
Fund administration fees	8,236
Distribution fees	5,581
Administrative servicing fees	1,078
Trustee fees	241
Compliance program costs (Note 3)	292
Custodian fees	598
Other	25,084

Total Liabilities	2,269,100

Net Assets	$79,641,550

Represented by:
Capital	$87,240,563
Accumulated undistributed net investment income	9,644
Accumulated net realized gains from investment transactions	69,502
Net unrealized appreciation/(depreciation) from investments	(7,678,159)

Net Assets	$79,641,550

Net Assets:
Class A Shares	$12,867,795
Class B Shares	406,247
Class C Shares	2,270,713
Class D Shares	63,129,602
Class R Shares	67,400
Class X Shares	799,807
Class Y Shares	99,986

Total	$79,641,550

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 117

Statement of Assets and Liabilities (Continued)

Nationwide Bond
Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,480,623
Class B Shares	46,742
Class C Shares	261,054
Class D Shares	7,254,148
Class R Shares	7,751
Class X Shares	92,023
Class Y Shares	11,491

Total	9,153,832

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.69
Class B Shares (a)	$8.69
Class C Shares (b)	$8.70
Class D Shares	$8.70
Class R Shares	$8.70
Class X Shares (a)	$8.69
Class Y Shares (b)	$8.70
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.22

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B and Class X Shares, the redemption price per share varies by length of time shares are held.

(b)	For Class C and Class Y Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

118 Annual Report 2008

Statement of Operations
For the Year Ended October 31, 2008

Nationwide Bond
Fund

INVESTMENT INCOME:
Interest income	$5,031,031
Income from securities lending (Note 2)	25,984

Total Income	5,057,015

EXPENSES:
Investment advisory fees	445,936
Fund administration fees	84,702
Distribution fees Class A	32,447
Distribution fees Class B	4,869
Distribution fees Class C	19,133
Distribution fees Class R	320
Distribution fees Class X	9,842
Distribution fees Class Y	1,102
Administrative servicing fees Class A	9,842
Administrative servicing fees Class D	27,297
Administrative servicing fees Class R	1
Registration and filing fees	61,488
Professional fees	12,718
Printing fees	58,915
Trustee fees	4,619
Custodian fees	8,939
Other	28,781

Total expenses before waived expenses	810,951

Earnings credit (Note 5)	(5,869)
Administrator fees voluntarily waived	(410)

Net Expenses	804,672

NET INVESTMENT INCOME	4,252,343

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	1,224,885
Net change in unrealized appreciation/(depreciation) from investments	(8,927,186)

Net realized/unrealized losses from investments	(7,702,301)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,449,958)

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 119

Statements of Changes in Net Assets

	Nationwide Bond Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

Operations:
Net investment income	$4,252,343	$4,874,895
Net realized gains from investment transactions	1,224,885	1,113,283
Net change in unrealized appreciation/(depreciation) from investments	(8,927,186)	(1,783,177)

Change in net assets resulting from operations	(3,449,958)	4,205,001

Distributions to Shareholders From:
Net investment income:
Class A	(593,004)	(574,170)
Class B	(18,932)	(12,979)
Class C	(75,130)	(53,417)
Class D	(3,506,711)	(3,994,198)
Class R	(2,801)	(50)
Class X	(46,411)	(71,656)
Class Y	(5,203)	(6,394)
Institutional Class	–	(78,829)

Change in net assets from shareholder distributions	(4,248,192)	(4,791,693)

Change in net assets from capital transactions	(3,288,055)	(19,910,544)

Change in net assets	(10,986,205)	(20,497,236)

Net Assets:
Beginning of period	90,627,755	111,124,991
End of period	$79,641,550	$90,627,755

Accumulated undistributed net investment income at end of period	$9,644	$9,751

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$6,971,744	$4,627,891
Dividends reinvested	530,344	493,279
Cost of shares redeemed (a)	(5,601,610)	(4,295,902)

Total Class A	1,900,478	825,268

Class B Shares
Proceeds from shares issued	292,868	225,866
Dividends reinvested	9,039	6,437
Cost of shares redeemed (a)	(222,535)	(126,858)

Total Class B	79,372	105,445

Class C Shares
Proceeds from shares issued	2,080,856	1,107,691
Dividends reinvested	17,337	9,393
Cost of shares redeemed (a)	(1,052,228)	(983,047)

Total Class C	1,045,965	134,037

(a)	Includes redemption fees — see Note 4 to Financial Statements.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

120 Annual Report 2008

	Nationwide Bond Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

CAPITAL TRANSACTIONS: (continued)
Class D Shares
Proceeds from shares issued	$6,830,549	$4,770,586
Dividends reinvested	3,051,144	3,455,584
Cost of shares redeemed (a)	(15,615,227)	(16,609,923)

Total Class D	(5,733,534)	(8,383,753)

Class R Shares
Proceeds from shares issued	304,443	363
Dividends reinvested	177	50
Cost of shares redeemed	(232,884)	(76)

Total Class R	71,736	337

Class X Shares
Proceeds from shares issued	23,063	39,036
Dividends reinvested	37,763	57,407
Cost of shares redeemed	(678,135)	(445,674)

Total Class X	(617,309)	(349,231)

Class Y Shares
Proceeds from shares issued	651	1,347
Dividends reinvested	3,895	5,032
Cost of shares redeemed (a)	(39,309)	(11,655)

Total Class Y	(34,763)	(5,276)

Institutional Class Shares
Proceeds from shares issued	–	759,518
Dividends reinvested	–	78,829
Cost of shares redeemed	–	(13,075,718)

Total Institutional Class	–	(12,237,371)

Change in net assets from capital transactions:	$(3,288,055)	$(19,910,544)

SHARE TRANSACTIONS:
Class A Shares
Issued	735,301	485,346
Reinvested	56,521	51,843
Redeemed	(590,285)	(452,219)

Total Class A Shares	201,537	84,970

Class B Shares
Issued	30,472	23,722
Reinvested	959	678
Redeemed	(23,711)	(13,374)

Total Class B Shares	7,720	11,026

(a)	Includes redemption fees — see Note 4 to Financial Statements.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 121

Statements of Changes in Net Assets (Continued)

	Nationwide Bond Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

SHARE TRANSACTIONS: (continued)
Class C Shares
Issued	220,942	116,035
Reinvested	1,855	985
Redeemed	(111,872)	(103,167)

Total Class C Shares	110,925	13,853

Class D Shares
Issued	717,195	500,925
Reinvested	323,958	362,664
Redeemed	(1,655,300)	(1,743,045)

Total Class D Shares	(614,147)	(879,456)

Class R Shares
Issued	32,002	38
Reinvested	20	5
Redeemed	(24,422)	(8)

Total Class R Shares	7,600	35

Class X Shares
Issued	2,438	4,097
Reinvested	4,003	6,031
Redeemed	(71,246)	(46,852)

Total Class X Shares	(64,805)	(36,724)

Class Y Shares
Issued	94	140
Reinvested	412	528
Redeemed	(4,181)	(1,229)

Total Class Y Shares	(3,675)	(561)

Institutional Class Shares
Issued	–	79,677
Reinvested	–	8,185
Redeemed	–	(1,363,420)

Total Institutional Class Shares	–	(1,275,558)

Total change in shares:	(354,845)	(2,082,415)

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

122 Annual Report 2008

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Fund

	Operations				Distributions				Ratios / Supplemental Data

			Net Realized									Ratio of
	Net Asset		and								Ratio of Net	Expenses
	Value,		Unrealized							Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Distributions	of Period	Return (a)	of Period	Net Assets	Net Assets	Net Assets (b)	Turnover (c)

Class A Shares
Year Ended October 31, 2008	$9.52	0.43	(0.83)	(0.40)	(0.43)	(0.43)	$8.69	(4.44%)	$12,867,795	1.11%	4.58%	1.11%	68.51%
Year Ended October 31, 2007	$9.58	0.47	(0.07)	0.40	(0.46)	(0.46)	$9.52	4.23%	$12,177,566	1.07%	4.89%	1.08%	39.35%
Year Ended October 31, 2006	$9.53	0.44	0.04	0.48	(0.43)	(0.43)	$9.58	5.22%	$11,434,384	1.08%	4.76%	1.08%	36.06%
Year Ended October 31, 2005	$9.75	0.40	(0.22)	0.18	(0.40)	(0.40)	$9.53	1.87%	$10,212,294	1.10%	4.15%	–(d)	34.08%
Year Ended October 31, 2004	$9.67	0.43	0.08	0.51	(0.43)	(0.43)	$9.75	5.37%	$10,668,648	1.04%	4.38%	–(d)	17.20%

Class B Shares
Year Ended October 31, 2008	$9.52	0.37	(0.83)	(0.46)	(0.37)	(0.37)	$8.69	(5.08%)	$406,247	1.80%	3.89%	1.80%	68.51%
Year Ended October 31, 2007	$9.57	0.40	(0.06)	0.34	(0.39)	(0.39)	$9.52	3.67%	$371,480	1.72%	4.24%	1.73%	39.35%
Year Ended October 31, 2006	$9.53	0.39	0.02	0.41	(0.37)	(0.37)	$9.57	4.41%	$268,065	1.75%	4.12%	1.75%	36.06%
Year Ended October 31, 2005	$9.75	0.34	(0.22)	0.12	(0.34)	(0.34)	$9.53	1.18%	$223,027	1.78%	3.46%	–(d)	34.08%
Year Ended October 31, 2004	$9.67	0.36	0.08	0.44	(0.36)	(0.36)	$9.75	4.66%	$102,131	1.72%	3.64%	–(d)	17.20%

Class C Shares
Year Ended October 31, 2008	$9.53	0.37	(0.83)	(0.46)	(0.37)	(0.37)	$8.70	(5.07%)	$2,270,713	1.78%	3.93%	1.78%	68.51%
Year Ended October 31, 2007	$9.58	0.40	(0.06)	0.34	(0.39)	(0.39)	$9.53	3.66%	$1,430,376	1.72%	4.24%	1.73%	39.35%
Year Ended October 31, 2006	$9.54	0.39	0.02	0.41	(0.37)	(0.37)	$9.58	4.40%	$1,305,823	1.74%	4.15%	1.74%	36.06%
Year Ended October 31, 2005	$9.76	0.34	(0.22)	0.12	(0.34)	(0.34)	$9.54	1.18%	$696,206	1.78%	3.45%	–(d)	34.08%
Year Ended October 31, 2004	$9.68	0.36	0.08	0.44	(0.36)	(0.36)	$9.76	4.63%	$182,446	1.72%	3.48%	–(d)	17.20%

Class D Shares
Year Ended October 31, 2008	$9.53	0.46	(0.83)	(0.37)	(0.46)	(0.46)	$8.70	(4.16%)	$63,129,602	0.82%	4.85%	0.82%	68.51%
Year Ended October 31, 2007	$9.59	0.49	(0.07)	0.42	(0.48)	(0.48)	$9.53	4.54%	$75,009,099	0.77%	5.17%	0.77%	39.35%
Year Ended October 31, 2006	$9.55	0.48	0.02	0.50	(0.46)	(0.46)	$9.59	5.39%	$83,878,254	0.80%	5.00%	0.80%	36.06%
Year Ended October 31, 2005	$9.77	0.43	(0.22)	0.21	(0.43)	(0.43)	$9.55	2.15%	$99,133,387	0.83%	4.41%	–(d)	34.08%
Year Ended October 31, 2004	$9.68	0.45	0.09	0.54	(0.45)	(0.45)	$9.77	5.75%	$112,630,941	0.78%	4.64%	–(d)	17.20%

Class R Shares
Year Ended October 31, 2008	$9.53	0.42	(0.83)	(0.41)	(0.42)	(0.42)	$8.70	(4.60%)	$67,400	1.31%	4.38%	1.31%	68.51%
Year Ended October 31, 2007	$9.59	0.42	(0.06)	0.36	(0.42)	(0.42)	$9.53	3.88%	$1,440	1.44%	4.51%	1.44%	39.35%
Year Ended October 31, 2006	$9.55	0.42	0.03	0.45	(0.41)	(0.41)	$9.59	4.88%	$1,112	1.30%	4.53%	1.30%	36.06%
Year Ended October 31, 2005	$9.77	0.40	(0.22)	0.18	(0.40)	(0.40)	$9.55	1.81%	$1,060	1.14%	4.08%	–(d)	34.08%
Year Ended October 31, 2004	$9.68	0.39	0.09	0.48	(0.39)	(0.39)	$9.77	5.06%	$1,037	1.37%	3.99%	–(d)	17.20%

(a) Excludes sales charge.
(b) During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) There were no fee waivers/reimbursements during the period.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 123

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Fund (Continued)

	Operations				Distributions				Ratios / Supplemental Data

			Net Realized									Ratio of
	Net Asset		and								Ratio of Net	Expenses
	Value,		Unrealized							Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Distributions	of Period	Return (a)	of Period	Net Assets	Net Assets	Net Assets (b)	Turnover (c)

Class X Shares
Year Ended October 31, 2008	$9.52	0.38	(0.83)	(0.45)	(0.38)	(0.38)	$8.69	(4.94%)	$799,807	1.63%	4.02%	1.63%	68.51%
Year Ended October 31, 2007	$9.58	0.42	(0.07)	0.35	(0.41)	(0.41)	$9.52	3.71%	$1,493,237	1.57%	4.38%	1.58%	39.35%
Year Ended October 31, 2006	$9.54	0.40	0.02	0.42	(0.38)	(0.38)	$9.58	4.57%	$1,853,579	1.61%	4.18%	1.61%	36.06%
Year Ended October 31, 2005	$9.75	0.35	(0.21)	0.14	(0.35)	(0.35)	$9.54	1.44%	$2,821,337	1.63%	3.62%	–(d)	34.08%
Year Ended October 31, 2004	$9.67	0.38	0.08	0.46	(0.38)	(0.38)	$9.75	4.82%	$3,456,715	1.57%	3.85%	–(d)	17.20%

Class Y Shares
Year Ended October 31, 2008	$9.53	0.38	(0.83)	(0.45)	(0.38)	(0.38)	$8.70	(4.94%)	$99,986	1.63%	4.02%	1.63%	68.51%
Year Ended October 31, 2007	$9.59	0.42	(0.07)	0.35	(0.41)	(0.41)	$9.53	3.71%	$144,557	1.57%	4.37%	1.58%	39.35%
Year Ended October 31, 2006	$9.55	0.40	0.02	0.42	(0.38)	(0.38)	$9.59	4.56%	$150,773	1.60%	4.18%	1.60%	36.06%
Year Ended October 31, 2005	$9.76	0.35	(0.21)	0.14	(0.35)	(0.35)	$9.55	1.44%	$198,713	1.63%	3.62%	–(d)	34.08%
Year Ended October 31, 2004	$9.68	0.38	0.08	0.46	(0.38)	(0.38)	$9.76	4.81%	$238,157	1.57%	3.85%	–(d)	17.20%

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	There were no fee waivers/reimbursements during the period.

The accompanying notes are an integral part of these financial statements.

124 Annual Report 2008

Nationwide Enhanced Income Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2008, the Nationwide Enhanced Income Fund (Class A at NAV) registered 2.42% versus 4.46% for its composite benchmark, 50% Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index and 50% ML 1-Year T-Bill Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Ultra-Short Obligations Funds (consisting of 69 funds as of October 31, 2008) was -4.29% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund maintained a high-quality focus.  As of October 31, 2008, the Fund comprised 83% AAA-rated securities, with the balance in AA- and A-rated issues. The Fund’s focus on higher quality, more liquid asset classes added to performance relative to the Lipper peer group during the highly volatile reporting period. The Fund’s exposure to U.S. Agency mortgage-backed securities and debentures was positive for relative performance, because these sectors posted better returns than Treasuries due to their lower credit risk as compared to other fixed-income sectors. The Fund stayed fully invested as cash rates declined to historically low levels during the reporting period and an abundance of appealing, short-maturity assets provided attractive return enhancement opportunities.

What areas of investment detracted from Fund performance?

Risk premiums in the non-Treasury sectors increased substantially during the reporting period, driven by heightened concerns about the economic recession and its impact on consumers’ and corporations’ ability to repay their debts. Returns relative to Treasuries were negative across all fixed-income spread sectors during the reporting period, with the weakest returns occurring in the asset-backed, commercial mortgage-backed and corporate bond sectors. The Fund’s exposures to these sectors detracted from relative performance versus the Fund’s all-Treasury composite benchmark.

What is your outlook for the near term?

By all accounts, the global and U.S. economies have both entered into a recession, the magnitude and impact of which is expected to be severe. U.S. economic growth is likely to contract for the remainder of 2008 and into 2009, while inflation concerns have abated after sharp declines in energy and commodities prices as well as expectations that consumer demand and consumer spending will continue to decline.

The deleveraging of banks and other financial institutions, as well as deteriorating credit conditions, are likely to continue to weigh on asset valuations, with the most credit-sensitive sectors remaining under the most pressure.

Short-term U.S. Treasury rates should remain low as efforts to stimulate growth and unfreeze credit markets take center stage. Longer-term rates may remain under pressure on supply concerns, which would maintain the steep shape of the yield curve (a plotted graph line of the yields, or interest rates on long-term and short-term maturity bonds).

Given the uncertainty in the economic outlook and unprecedented liquidity disruptions in the markets, we have positioned the Fund to maintain an overall duration-neutral position versus the composite benchmark and a conservative posture with regard to credit quality and liquidity.

Risk premiums remain at historically wide levels for all non-Treasury fixed-income assets because of a combination of unfavorable supply/demand technicals and the weak economic outlook. While wider risk premiums are generally warranted, the market has been somewhat indiscriminant in pricing securities lower regardless of risk, creating many return enhancement opportunities. We intend to prudently exploit market dislocations while maintaining the Fund’s quality and liquidity.

Subadviser:
Morley Capital Management, Inc.

Portfolio Managers:
Perpetua M. Phillips and Paul Rocheleau

2008 Annual Report 125

Fund Performance	Nationwide Enhanced Income Fund

Average Annual Total Return
(For periods ended October 31, 2008)

					Gross	Net
					Expense	Expense
		1 Yr.	5 Yr.	Inception[1]	Ratio*	Ratio*

Class A	w/o SC2	2.42%	2.73%	2.68%	0.81%	0.75%
	w/SC3	-0.21%	2.27%	2.41%

Class R4,5		2.18%	2.57%	2.60%	1.21%	1.15%

Institutional Service Class[4]		2.67%	2.86%	2.82%	0.72%	0.66%

Institutional Class[4]		2.74%	3.05%	3.03%	0.51%	0.45%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 2.25% front-end sales charge was deducted.

[4]	Not subject to any sales charges.

[5]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class A shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because Class R shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect the fact that Class R shares do not have any applicable sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class R shares; if these fees were reflected, the performance for Class R shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Enhanced Income Fund, Composite Index(a), the Merrill Lynch 6-Month Treasury Bill Index (b), the Merrill Lynch 1-Year Treasury Bill Index(c), and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Composite Index is composed of 50% Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index and 50% Merrill Lynch 1-Year Treasury Bill Index.

(b)	The Merrill Lynch 6-Month Treasury Bill Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the re-balancing date.

(c)	The Merrill Lynch 1-Year Treasury Bill Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill with the longest maturity.

(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

126 Annual Report 2008

Shareholder	Nationwide Enhanced Income Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2008

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Enhanced Income Fund			05/01/08	10/31/08	05/01/08 - 10/31/08[a]	05/01/08 - 10/31/08[a]

Class A Shares	Actual		1,000.00	996.77	3.23	0.64
	Hypothetical	[b]	1,000.00	1,021.91	3.27	0.64

Class R Shares	Actual		1,000.00	994.71	4.86	0.97
	Hypothetical	[b]	1,000.00	1,020.28	4.92	0.97

Institutional Service Class	Actual		1,000.00	998.10	2.60	0.52
	Hypothetical	[b]	1,000.00	1,022.54	2.63	0.52

Institutional Class	Actual		1,000.00	999.04	2.13	0.42
	Hypothetical	[b]	1,000.00	1,023.01	2.15	0.42

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Annual Report 127

Portfolio Summary	Nationwide Enhanced Income Fund
October 31, 2008

Asset Allocation

Asset-Backed Securities	34.2%
Corporate Bonds	21.7%
U.S. Government Sponsored & Agency Obligations	17.4%
Commercial Mortgage Backed Securities	11.1%
Collateralized Mortgage Obligations	8.5%
Repurchase Agreement	5.3%
Yankee Dollars	0.6%
U.S. Government Sponsored Mortgage-Backed Obligations	0.5%
Other assets in excess of liabilities	0.7%

100.0%

Top Industries

Auto Loans	12.0%
Credit Card Loans	9.9%
Utility Loans	6.9%
Equipment Loans	4.5%
Other Financial	4.4%
Banks	3.9%
Manufacturing	3.5%
Mortgage-Backed	2.5%
Diversified Manufacturing	1.5%
Beverages	1.5%
Other	49.4%

100.0%

Top Holdings*

U.S. Treasury Notes, 4.00%, 09/30/09	4.8%
U.S. Treasury Notes, 3.25%, 12/31/09	3.6%
U.S. Treasury Notes, 2.13%, 01/31/10	2.9%
U.S. Treasury Notes, 2.00%, 02/28/10	2.3%
CPL Transition Funding LLC, Series 2002-1, Class A3, 5.56%, 01/15/12	1.9%
Honeywell International, Inc., 7.50%, 03/01/10	1.5%
Pepsi Bottling Holdings, Inc., 5.63%, 02/17/09	1.5%
Johnson & Johnson, 6.63%, 09/01/09	1.4%
Citibank Credit Card Master Trust I, Series 1999-2, Class A, 5.88%, 03/10/11	1.4%
Bank One Issuance Trust, Series 2004-A1, Class A1, 3.45%, 10/17/11	1.4%
Other	77.3%

100.0%

*	For purpose of top holdings, the repurchase agreement is included as part of Other.

128 Annual Report 2008

Statement of Investments
October 31, 2008

Nationwide Enhanced Income Fund

Asset-Backed Securities 34.2%

	Principal Amount	Value

Auto Loans 12.0%
Banc of America Securities Auto Trust, 5.18%, Series 2006-G1, Class A3, 06/18/10	$1,347,768	$1,341,855
BMW Vehicle Owner Trust, 5.07%, Series 2006-A, Class A4, 08/25/11	2,000,000	1,957,563
Capital Auto Receivables Asset Trust
3.75%, Series 2004-2, Class A4, 07/15/09	353,272	352,844
4.98%, Series 2006-2, Class A3A, 05/15/11	1,708,336	1,677,742
Daimler Chrysler Auto Trust
4.98%, Series 2006-D, Class A3, 02/08/11	1,467,708	1,448,206
5.01%, Series 2007-A, Class A2A, 03/08/11	732,554	720,903
Ford Credit Auto Owner Trust
5.05%, Series 2006-A, Class A3, 03/15/10	408,081	406,833
5.26%, Series 2007-B, Class A2A, 06/15/10	944,102	939,752
Honda Auto Receivables Owner Trust
5.41%, Series 2007-2, Class A2, 11/23/09	369,727	370,026
4.60%, Series 2005-4, Class A4, 11/22/10	1,122,621	1,116,274
4.03%, Series 2005-3, Class A4, 12/20/10	1,377,474	1,377,122
Household Automotive Trust, 4.80%, Series 2005-3, Class A3, 10/18/10	642,383	636,871
USAA Auto Owner Trust
4.27%, Series 2008-1, Class A2, 10/15/10	1,620,990	1,617,029
3.91%, Series 2008-2, Class A2, 01/18/11	2,000,000	1,984,858
Volkswagen Auto Loan Enhanced Trust, 4.86%, Series 2005-1, Class A4, 04/20/12	1,171,645	1,167,682
Wachovia Auto Owner Trust, 5.35%, Series 2006-A, Class A3, 02/22/11	447,344	446,329
WFS Financial Owner Trust, 4.39%, Series 2005-2, Class A4, 11/19/12	591,874	589,361
World Omni Auto Receivables Trust
5.46%, Series 2007-B, Class A2A, 02/16/10	443,373	443,669
4.13%, Series 2008-B, Class A2, 03/15/11	2,000,000	1,937,550

		20,532,469

Credit Card Loans 9.9%
American Express Credit Account Master Trust, 4.35%, Series 2004-3, Class A, 12/15/11	2,000,000	1,973,939
Bank of America Credit Card Trust, 4.07%, Series 2008-A9, Class A9, 07/16/12	2,000,000	1,925,071
Bank One Issuance Trust
3.45%, Series 2004-A1, Class A1, 10/17/11	2,500,000	2,475,132
3.94%, Series 2004-A6, Class A6, 04/16/12(a)	1,500,000	1,466,459
Citibank Credit Card Issuance Trust, 4.85%, Series 2006-A2, Class A2, 02/10/11	2,000,000	1,988,024
Citibank Credit Card Master Trust I, 5.88%, Series 1999-2, Class A, 03/10/11	2,500,000	2,490,043
MBNA Credit Card Master Note Trust, 4.90%, Series 2006-A1, Class A1, 07/15/11	2,000,000	1,988,374
MBNA Master Credit Card Trust, 5.90%, Series 1999-B, Class A, 08/15/11	2,000,000	1,980,347
MBNA Practice Solutions Owner Trust, 4.34%, Series 2005-2, Class A3, 06/15/11	636,206	635,241

		16,922,630

Equipment Loans 4.5%
Caterpillar Financial Asset Trust
5.40%, Series 2007-A, Class A2A, 04/26/10	359,599	359,821
4.09%, Series 2008-A, Class A2A, 12/27/10	1,500,000	1,486,961
CIT Equipment Collateral
5.13%, Series 2006-VT1, Class A3, 02/20/09	278,242	278,244
5.16%, Series 2006-VT1, Class A4, 03/20/09	2,000,000	1,975,737
GE Equipment Midticket LLC, 4.58%, Series 2007-1 , Class A2A, 05/14/10	1,708,432	1,705,014
John Deere Owner Trust, 3.63%, Series 2008-A Class A2, 03/15/11	2,000,000	1,981,597

		7,787,374

Home Equity Loans 0.9%
Chase Funding Mortgage Loan Asset-Backed Certificates
3.34%, Series 2003-6, Class 1A3, 05/25/26	56,510	56,306
3.30%, Series 2003-3, Class 1A4, 11/25/29	178,915	178,038
Citicorp Residential Mortgage Securities, Inc., 5.96%, Series 2006-1, Class A1, 07/25/36	207,876	208,286

2008 Annual Report 129

Statement of Investments (Continued)
October 31, 2008

Nationwide Enhanced Income Fund (Continued)

Asset-Backed Securities (continued)
	Principal Amount	Value

Home Equity Loans (continued)

Countrywide Asset-Backed Certificates, 4.37%, Series 2005-7, Class AF2, 11/25/35	$242,581	$241,652
FHLMC Structured Pass Through Securities, 5.05%, Series T-50, Class A7, 10/27/31(a)	897,000	829,097

		1,513,379

Utility Loans 6.9%
CenterPoint Energy Transition Bond Co. LLC, 5.16%, Series 2001-1, Class A3, 09/15/11	1,220,023	1,222,747
CPL Transition Funding LLC, 5.56%, Series 2002-1, Class A3, 01/15/12	3,208,636	3,276,566
FPL Recovery Funding LLC, 5.05%, Series 2007-A, Class A1, 02/01/13	1,677,786	1,679,649
Oncor Electric Delivery Transition Bond Co., 4.03%, Series 2003-1, Class A2, 02/15/12	1,174,850	1,169,665
Peco Energy Transition Trust, 6.52%, Series 2001-A, Class A1, 12/31/10	1,300,000	1,321,589
PG&E Energy Recovery Funding LLC, 3.87%, Series 2005-1, Class A2, 06/25/11	1,112,670	1,110,886
PP&L Transition Bond Co LLC, 7.15%, Series 1999-1, Class A8, 06/25/09	400,626	402,466
Public Service New Hampshire Funding LLC, 5.73%, Series 2001-1, Class A2, 11/01/10	271,503	271,473
TXU Electric Delivery Transition Bond Co. LLC, 3.52%, Series 2004-1, Class A1, 11/15/11	1,353,285	1,344,597

		11,799,638

Total Asset-Backed Securities		58,555,490

Collateralized Mortgage Obligations 8.5%

Fannie Mae REMICS
3.50%, Series 2004-34, Class PL, 05/25/14	269,635	269,428
4.50%, Series 2005-91, Class PB, 06/25/16	2,013,085	2,019,739
5.00%, Series 2004-61, Class AB, 03/25/17	1,919,309	1,935,053
3.00%, Series 2003-57, Class NB, 06/25/18	340,201	322,435
3.25%, Series 2003-75, Class NB, 08/25/18	274,182	269,136
4.50%, Series 2004-96, Class EW, 06/25/24	1,938,503	1,940,757
3.50%, Series 2003-14, Class AN, 03/25/33	274,057	250,633
Freddie Mac REMICS
5.50%, Series 2651, Class VB, 03/15/14	1,602,331	1,619,366
3.50%, Series 2611, Class KC, 01/15/17	367,321	363,055
4.50%, Series 2664, Class GA, 01/15/18	415,487	413,819
3.25%, Series 2613, Class PA, 05/15/18	457,758	438,296
3.00%, Series 2630, Class JA, 06/15/18	362,571	356,552
Government National Mortgage Association
2.21%, Series 2003-49, Class A, 10/16/17	2,222,581	2,197,782
3.88%, Series 2004-103, Class A, 12/16/19	1,799,444	1,790,714
Residential Funding Mortgage Securities I, 2.50%, Series 2003-S11, Class A1, 06/25/18	319,825	313,185

Total Collateralized Mortgage Obligations		14,499,950

Commercial Mortgage Backed Securities 11.1%

Asset Securitization Corp., 7.40%, Series 1996-D3, Class A1C, 10/13/26	189,827	189,689
Bear Stearns Commercial Mortgage Securities
6.08%, Series 2001-TOP2, Class A1, 02/15/35	147,343	145,269
4.17%, Series 2004-T14, Class A2, 01/12/41(a)	2,177,702	2,161,196
Citigroup Commercial Mortgage Trust, 3.79%, Series 2004-C2, Class A1, 10/15/41	303,344	301,396
Commercial Mortgage Asset Trust, 6.64%, Series 1999-1, Class G, 01/17/32	1,175,284	1,170,288
GMAC Commercial Mortgage Securities, Inc.
4.22%, Series 2003-C3, Class A2, 04/10/40	1,231,399	1,185,368
4.21%, Series 2004-C3, Class A3, 12/10/41(a)	2,000,000	1,934,294
Greenwich Capital Commercial Funding Corp., 4.34%, Series 04-GG1, Class A3, 06/10/36	1,363,219	1,349,043

130 Annual Report 2008

Commercial Mortgage Backed Securities (continued)
	Principal Amount	Value

JPMorgan Chase Commercial Mortgage Securities Corp.
2.80%, Series 2004-PNC1, Class A1, 06/12/41	$194,994	$194,147
5.34%, Series 2006-CB16, Class A1, 05/12/45	1,446,562	1,368,380
LB-UBS Commercial Mortgage Trust, 4.90%, Series 2002-C2, Class A2, 06/15/26(a)	139,168	138,247
Morgan Stanley Capital I
4.50%, Series 2004-IQ8, Class A3, 11/15/11	2,000,000	1,931,465
4.81%, Series 2005-HQ5, Class A2, 01/14/42	1,814,990	1,739,972
3.99%, Series 2005-IQ9, Class A1, 07/15/56	1,334,488	1,304,150
Nomura Asset Securities Corp., 6.59%, Series 1998-D6, Class A1B, 03/15/30	155,825	155,589
Wachovia Bank Commercial Mortgage Trust
4.38%, Series 2005-C16, Class A2, 10/15/41	2,182,023	2,099,382
4.78%, Series 2005-C17, Class A2, 03/15/42	1,828,035	1,755,711

Total Commercial Mortgage Backed Securities		19,123,586

Corporate Bonds 21.7%

Aerospace & Defense 0.9%
United Technologies Corp., 4.38%, 05/01/10	1,500,000	1,481,748

		1,481,748

Banks 3.3%
HSBC Bank USA NA, 3.88%, 09/15/09	2,000,000	1,958,544
Kreditanstalt fuer Wiederaufbau, 5.00%, 06/01/10	1,695,000	1,762,488
Wells Fargo & Co., 4.20%, 01/15/10	2,000,000	1,970,432

		5,691,464

Beverages 1.5%
Pepsi Bottling Holdings, Inc., 5.63%, 02/17/09	2,500,000	2,514,980

		2,514,980

Diversified Manufacturing 1.5%
Honeywell International, Inc., 7.50%, 03/01/10	2,500,000	2,578,025

		2,578,025

Health Care Equipment & Supplies 1.5%
Johnson & Johnson, 6.63%, 09/01/09	2,428,000	2,495,406

		2,495,406

Insurance 1.4%
Genworth Financial, Inc., 5.23%, 05/16/09	3,000,000	2,430,162

		2,430,162

Machinery 1.2%
Caterpillar, Inc., 7.25%, 09/15/09	2,000,000	2,026,418

		2,026,418

Manufacturing 3.5%
3M Co., 5.13%, 11/06/09	2,000,000	2,044,922
IBM Corp., 4.25%, 09/15/09	2,000,000	2,016,528
John Deere Capital Corp., 5.40%, 04/07/10	2,000,000	2,001,930

		6,063,380

Other Financial 4.4%
Associates Corp. of North America, 6.25%, 11/01/08	2,000,000	2,000,000
Berkshire Hathaway Finance Corp., 4.13%, 01/15/10	2,000,000	2,005,434
Monumental Global Funding II, 3.90%, 06/15/09	2,100,000	2,059,949
Toyota Motor Credit Corp., 4.25%, 03/15/10	1,500,000	1,490,339

		7,555,722

Specialty Retail 1.2%
Wal-Mart Stores, Inc., 6.88%, 08/10/09	2,000,000	2,061,968

		2,061,968

Telecommunications 1.3%
BellSouth Corp., 4.20%, 09/15/09	2,300,000	2,274,999

		2,274,999

Total Corporate Bonds		37,174,272

Yankee Dollar 0.6%

Banks 0.6%
Inter-American Development Bank, 8.40%, 09/01/09	1,029,000	1,067,364

Total Yankee Dollar		1,067,364

2008 Annual Report 131

Statement of Investments (Continued)
October 31, 2008

Nationwide Enhanced Income Fund (Continued)

U.S. Government Sponsored & Agency Obligations 17.4%

	Principal Amount	Value

U.S. Government Sponsored & Agency Obligations 17.4%
Federal Home Loan Bank, 5.38%, 07/17/09	$2,000,000	$2,036,052
Federal Home Loan Mortgage Corp., 4.88%, 02/09/10	2,000,000	2,044,570
Federal National Mortgage Association, 4.63%, 12/15/09	2,300,000	2,337,506
U.S. Treasury Notes
4.00%, 09/30/09	8,000,000	8,185,000
3.25%, 12/31/09	6,000,000	6,120,000
2.13%, 01/31/10	5,000,000	5,039,845
2.00%, 02/28/10	4,000,000	4,026,248

Total U.S. Government Sponsored & Agency Obligations		29,789,221

U.S. Government Sponsored Mortgage-Backed Obligations 0.5%

U.S. Government Sponsored Mortgage-Backed Obligations 0.5%
Fannie Mae Pool
6.50%, Pool #190255, 02/01/09	1,569	1,575
5.50%, Pool #254256, 04/01/09	12,629	12,689
6.00%, Pool # 253845, 06/01/16	79,909	80,852
6.00%, Pool #254089, 12/01/16	122,180	123,622
6.00%, Pool #545415, 01/01/17	108,414	109,694
5.50%, Pool #254195, 02/01/17	261,826	263,197
5.50%, Pool #625178, 02/01/17	228,265	229,460
Freddie Mac Gold Pool
6.50%, Pool #E00678, 06/01/14	47,585	49,148
6.00%, Pool #E00991, 07/01/16	63,416	64,236

Total U.S. Government Sponsored Mortgage-Backed Obligations		934,473

Repurchase Agreement 5.3%

	Principal Amount	Value

CS First Boston, 0.08%, dated 10/31/08, due 11/03/08, repurchase price $9,156,321, collateralized U.S. Government Agency Mortgages ranging 0.00% — 5.50%, maturing 11/03/08 — 11/01/35; total market value of $9,339,385	9,156,259	9,156,260

Total Investments (Cost $172,212,758) (b) — 99.3%		170,300,616
Other assets in excess of liabilities — 0.7%		1,118,330

NET ASSETS — 100.0%		$171,418,946

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2008. The maturity date represents the actual maturity date.

(b)	See notes to statements of investments for tax unrealized appreciation / (depreciation) of securities.

FHLMC	Federal Home Loan Mortgage Corporation

REMICS	Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.

132 Annual Report 2008

Statement of Assets and Liabilities
October 31, 2008

Nationwide
Enhanced Income Fund

Assets:
Investments, at value (cost $163,056,498)	$161,144,356
Repurchase agreements, at value and cost	9,156,260

Total Investments	170,300,616

Interest receivable	1,162,086
Receivable for capital shares issued	17,158
Prepaid expenses and other assets	22,045

Total Assets	171,501,905

Liabilities:
Distributions payable	978
Accrued expenses and other payables:
Investment advisory fees	50,244
Fund administration fees	17,212
Distribution fees	436
Trustee fees	378
Compliance program costs (Note 3)	592
Custodian fees	690
Other	12,429

Total Liabilities	82,959

Net Assets	$171,418,946

Represented by:
Capital	$179,366,310
Accumulated undistributed net investment income	79,226
Accumulated net realized losses from investment transactions	(6,114,448)
Net unrealized appreciation/(depreciation) from investments	(1,912,142)

Net Assets	$171,418,946

Net Assets:
Class A Shares	$2,157,832
Class R Shares	1,133
Institutional Service Class Shares	12,790
Institutional Class Shares	169,247,191

Total	$171,418,946

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	238,185
Class R Shares	125
Institutional Service Class Shares	1,410
Institutional Class Shares	18,683,993

Total	18,923,713

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.06
Class R Shares	$9.07 (a)
Institutional Service Class Shares	$9.07
Institutional Class Shares	$9.06
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.27

Maximum Sales Charge:
Class A Shares	2.25%

(a)	The NAV reported above represents the traded NAV at October 31, 2008.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 133

Statement of Operations
For the Year Ended October 31, 2008

Nationwide
Enhanced Income
Fund

INVESTMENT INCOME:
Interest income	$7,073,161

Total Income	7,073,161

EXPENSES:
Investment advisory fees	555,900
Fund administration fees	146,103
Distribution fees Class A	4,052
Distribution fees Class R	7
Administrative servicing fees Class A	725
Administrative servicing fees Class R	1
Administrative servicing fees Institutional Service Class	6
Registration and filing fees	27,203
Professional fees	20,107
Printing fees	9,399
Trustee fees	7,480
Custodian fees	5,917
Other	30,693

Total expenses before reimbursed/waived expenses	807,593

Earnings credit (Note 5)	(5,917)
Expenses reimbursed by Advisor	(115,330)
Administrator fees voluntarily waived	(90)

Net Expenses	686,256

NET INVESTMENT INCOME	6,386,905

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(439,881)
Net change in unrealized appreciation/(depreciation) from investments	(1,996,157)

Net realized/unrealized losses from investments	(2,436,038)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,950,867

The accompanying notes are an integral part of these financial statements.

134 Annual Report 2008

Statements of Changes in Net Assets

	Nationwide Enhanced Income Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

Operations:
Net investment income	$6,386,905	$12,244,989
Net realized losses from investment transactions	(439,881)	(420,747	)(a)
Net change in unrealized appreciation/(depreciation) from investments	(1,996,157)	1,468,205

Change in net assets resulting from operations	3,950,867	13,292,447

Distributions to Shareholders From:
Net investment income:
Class A	(59,456)	(63,014)
Class R	(40)	(41)
Institutional Service Class	(519)	(1,886)
Institutional Class	(6,300,502)	(11,861,386)

Change in net assets from shareholder distributions	(6,360,517)	(11,926,327)

Change in net assets from capital transactions	9,037,417	(275,209,462)

Change in net assets	6,627,767	(273,843,342)

Net Assets:
Beginning of period	164,791,179	438,634,521

End of period	$171,418,946	$164,791,179

Accumulated undistributed net investment income at end of period	$79,226	$139,059

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,564,800	$993,170
Dividends reinvested	37,974	43,606
Cost of shares redeemed	(1,800,035)	(1,224,623)

Total Class A	802,739	(187,847)

Class R Shares
Proceeds from shares issued	–	75
Dividends reinvested	40	41
Cost of shares redeemed	–	(75)

Total Class R	40	41

Institutional Service Class Shares
Proceeds from shares issued	–	75,000
Dividends reinvested	519	1,412
Cost of shares redeemed	(987)	(75,000)

Total Institutional Service Class	(468)	1,412

(a)	Includes realized gain as a result of a Redemption In Kind (Note 9).

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 135

Statements of Changes in Net Assets (Continued)

	Nationwide Enhanced Income Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$34,628,229	$3,600,000
Dividends reinvested	6,300,466	11,861,386
Redemptions In-Kind	–	(197,215,094)
Cost of shares redeemed	(32,693,589)	(93,269,360)

Total Institutional Class	8,235,106	(275,023,068)

Change in net assets from capital transactions:	$9,037,417	$(275,209,462)

SHARE TRANSACTIONS:
Class A Shares
Issued	279,027	108,502
Reinvested	4,136	4,765
Redeemed	(196,369)	(133,736)

Total Class A Shares	86,794	(20,469)

Class R Shares
Issued	–	9
Reinvested	4	5
Redeemed	(2)	(8)

Total Class R Shares	2	6

Institutional Service Class Shares
Issued	–	8,188
Reinvested	57	154
Redeemed	(107)	(8,182)

Total Institutional Service Class Shares	(50)	160

Institutional Class Shares
Issued	3,766,128	393,443
Reinvested	685,218	1,296,543
Redemptions In-Kind	–	(21,553,562)
Redeemed	(3,556,760)	(10,204,589)

Total Institutional Class Shares	894,586	(30,068,165)

Total change in shares:	981,332	(30,088,468)

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

136 Annual Report 2008

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Enhanced Income Fund

	Operations				Distributions				Ratios / Supplemental Data

			Net Realized									Ratio of
	Net Asset		and								Ratio of Net	Expenses
	Value,		Unrealized							Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Distributions	of Period	Return (a)	of Period	Net Assets	Net Assets	Net Assets (b)	Turnover (c)

Class A Shares
Year Ended October 31, 2008	$9.18	0.34	(0.12)	0.22	(0.34)	(0.34)	$9.06	2.42%	$2,157,832	0.72%	3.70%	0.80%	84.97%
Year Ended October 31, 2007	$9.13	0.40	0.03	0.43	(0.38)	(0.38)	$9.18	4.75%	$1,390,488	0.75%	4.28%	0.81%	55.72%
Year Ended October 31, 2006	$9.08	0.32	0.05	0.37	(0.32)	(0.32)	$9.13	4.15%	$1,569,685	0.72%	3.51%	0.76%	77.44%
Year Ended October 31, 2005	$9.16	0.22	(0.07)	0.15	(0.23)	(0.23)	$9.08	1.66%	$1,241,849	0.80%	2.36%	0.85%	60.80%
Year Ended October 31, 2004	$9.26	0.16	(0.09)	0.07	(0.17)	(0.17)	$9.16	0.73%	$1,575,174	0.80%	1.74%	0.85%	51.59%

Class R Shares
Year Ended October 31, 2008	$9.19	0.32	(0.12)	0.20	(0.32)	(0.32)	$9.07	2.18%	$1,133	0.99%	3.50%	1.04%	84.97%
Year Ended October 31, 2007	$9.14	0.37	0.03	0.40	(0.35)	(0.35)	$9.19	4.44%	$1,110	0.99%	3.99%	1.00%	55.72%
Year Ended October 31, 2006	$9.09	0.32	0.05	0.37	(0.32)	(0.32)	$9.14	4.12%	$1,062	0.74%	3.50%	0.74%	77.44%
Year Ended October 31, 2005	$9.17	0.22	(0.07)	0.15	(0.23)	(0.23)	$9.09	1.70%	$1,021	0.72%	2.42%	0.72%	60.80%
Year Ended October 31, 2004	$9.27	0.13	(0.09)	0.04	(0.14)	(0.14)	$9.17	0.48%	$1,002	1.00%	1.49%	1.00%	51.59%

Institutional Service Class Shares
Year Ended October 31, 2008	$9.19	0.36	(0.12)	0.24	(0.36)	(0.36)	$9.07	2.67%	$12,790	0.49%	3.98%	0.55%	84.97%
Year Ended October 31, 2007	$9.14	0.47	(0.03)	0.44	(0.39)	(0.39)	$9.19	4.91%	$13,429	0.66%	6.16%	0.74%	55.72%
Year Ended October 31, 2006 (d)	$9.09	0.32	0.05	0.37	(0.32)	(0.32)	$9.14	4.17%	$11,872	0.70%	3.47%	0.73%	77.44%
Year Ended October 31, 2005	$9.17	0.23	(0.07)	0.16	(0.24)	(0.24)	$9.09	1.77%	$5,660,518	0.70%	2.47%	0.75%	60.80%
Year Ended October 31, 2004	$9.27	0.17	(0.09)	0.08	(0.18)	(0.18)	$9.17	0.82%	$7,475,885	0.70%	1.84%	0.75%	51.59%

Institutional Class Shares
Year Ended October 31, 2008	$9.18	0.37	(0.12)	0.25	(0.37)	(0.37)	$9.06	2.74%	$169,247,191	0.43%	4.03%	0.50%	84.97%
Year Ended October 31, 2007	$9.13	0.42	0.03	0.45	(0.40)	(0.40)	$9.18	5.04%	$163,386,152	0.45%	4.49%	0.49%	55.72%
Year Ended October 31, 2006	$9.09	0.34	0.04	0.38	(0.34)	(0.34)	$9.13	4.31%	$437,051,902	0.45%	3.79%	0.49%	77.44%
Year Ended October 31, 2005	$9.17	0.25	(0.07)	0.18	(0.26)	(0.26)	$9.09	2.13%	$452,749,327	0.45%	2.76%	0.50%	60.80%
Year Ended October 31, 2004	$9.26	0.19	(0.08)	0.11	(0.20)	(0.20)	$9.17	1.07%	$299,898,382	0.45%	2.05%	0.50%	51.59%

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 137

Nationwide Government Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2008, the Nationwide Government Bond Fund (Class A at NAV) registered 3.81% versus 6.88% for its benchmark, the Merrill Lynch (ML) Government Master Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Intermediate U.S. Government Funds (consisting of 82 funds as of October 31, 2008) was 2.34% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund experienced positive returns for all positions as interest rates declined substantially during the reporting period. The most favorable returns were in Treasury notes, followed by Agency notes and, finally, Agency mortgage-backed securities. Due to the ongoing financial crisis, holdings with explicit U.S. government guarantees performed best as investors gravitated toward safer investments. The Fund only holds debt either explicitly or implicitly guaranteed by the U.S. government or its agencies.

What areas of investment detracted from Fund performance?

During the latter half of the reporting period, safety was the number-one concern for investors; as they needed to raise cash, they sold their most liquid assets, such as Agency notes and Agency mortgage-backed securities. This selling pressure caused Agency-backed securities to fall in price, eventually leading to the government takeover of Fannie Mae and Freddie Mac (the government-sponsored enterprises representing a large portion of the U.S. residential mortgage market). These holdings remain depressed but are very attractive and should perform well in future periods.

What is your outlook for the near term?

The near-term economic outlook remains dire, as evidenced by the downtrend in the leading indicators and the continued deterioration in the housing and labor markets. A meaningful recovery in corporate profits appears unlikely in the near future. Still, the markets already have discounted a relatively severe recession and now appear to be much more reasonably valued than these markets were throughout most of the past economic cycle. Moreover, risk assets tend to be leading indicators, with the Standard & Poor’s 500® (S&P 500) Index having bottomed in advance of 12 of the past 13 recessionary troughs. Volatility is likely to remain high, and enormous downside risks persist, but we believe that the worst of the percentage declines has occurred.

Subadviser:
Nationwide Asset Management, LLC

Portfolio Managers:
Gary R. Hunt, CFA; David A. Magan, CFA; and Srinath Sampath, CFA, ASA

138 Annual Report 2008

Fund Performance	Nationwide Government Bond Fund

Average Annual Total Return
(For periods ended October 31, 2008)

					Expense
		1 Yr.	5 Yr.	10 Yr.	Ratio*

Class A	w/o SC2	3.81%	3.63%	4.77%	1.10%
	w/SC3	-0.64%	2.74%	4.31%

Class B4	w/o SC2	3.04%	2.98%	4.15%	1.71%
	w/SC5	-1.95%	2.63%	4.15%

Class C6	w/o SC2	3.14%	2.97%	4.28%	1.71%
	w/SC7	2.15%	2.97%	4.28%

Class D	w/o SC2	4.09%	3.91%	5.03%	0.81%
	w/SC8	-0.56%	2.96%	4.55%

Class R1,9		3.51%	3.46%	4.80%	1.41%

Class X	w/o SC2	3.30%	3.14%	4.23%	1.56%
	w/SC5	-1.69%	2.79%	4.23%

Class Y1	w/o SC2	3.30%	3.14%	4.37%	1.56%
	w/SC7	2.30%	3.14%	4.37%

Institutional Class[1,9]		4.27%	4.02%	5.08%	0.71%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2007. Please see the Fund’s most recent prospectus for details.

[1]	These returns, for periods prior to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class Y shares (3/1/01), Class R shares (10/1/03), and Institutional Class shares (6/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R, Class Y and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 4.25% front-end sales charge was deducted.

[4]	These returns, for periods prior to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.

[5]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[6]	These returns, for periods prior to March 1, 2001, include the performance of the Fund’s Class D shares and, for the period from March 1, 2001 to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[7]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C or Class Y shares within the first year after purchase.

[8]	A 4.50% front-end sales charge was deducted.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Government Bond

2008 Annual Report 139

Fund Performance	Nationwide Government Bond Fund
Continued

Fund, the Merrill Lynch Government Master Index (MLGMI)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/08. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MLGMI gives a broad look at how U.S. government bonds have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

140 Annual Report 2008

Shareholder	Nationwide Government Bond Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2008

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Government Bond Fund			05/01/08	10/31/08	05/01/08 - 10/31/08[a]	05/01/08 - 10/31/08[a]

Class A Shares	Actual		1,000.00	991.34	5.09	1.02
	Hypothetical	[b]	1,000.00	1,020.02	5.18	1.02

Class B Shares	Actual		1,000.00	986.81	8.66	1.73
	Hypothetical	[b]	1,000.00	1,016.42	8.83	1.73

Class C Shares	Actual		1,000.00	986.83	8.66	1.73
	Hypothetical	[b]	1,000.00	1,016.42	8.83	1.73

Class D Shares	Actual		1,000.00	991.85	3.63	0.73
	Hypothetical	[b]	1,000.00	1,021.49	3.69	0.73

Class R Shares	Actual		1,000.00	989.08	6.43	1.29
	Hypothetical	[b]	1,000.00	1,018.67	6.55	1.29

Class X Shares	Actual		1,000.00	988.51	7.93	1.59
	Hypothetical	[b]	1,000.00	1,017.16	8.07	1.59

Class Y Shares	Actual		1,000.00	988.50	7.93	1.59
	Hypothetical	[b]	1,000.00	1,017.16	8.07	1.59

Institutional Class	Actual		1,000.00	993.23	3.52	0.70
	Hypothetical	[b]	1,000.00	1,021.60	3.58	0.70

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Annual Report 141

Portfolio Summary	Nationwide Government Bond Fund
October 31, 2008

Asset Allocation

U.S. Government Mortgage Backed Agencies	31.8%
Collateralized Mortgage Obligations	29.7%
U.S. Government Sponsored & Agency Obligations	29.4%
Repurchase Agreement	8.0%
Other Assets in excess of liabilities	1.1%

100.0%

Top Holdings*

Federal Home Loan Bank System, 5.31%, 12/28/12	7.2%
Freddie Mac REMICS, 4.50%, Series 2677, Class LE, 09/15/18	6.5%
Fannie Mae Grantor Trust, Series 2001-T11, Class B, 5.50%, 09/25/11	6.2%
Federal National Mortgage Association, 8.20%, 03/10/16	4.2%
Federal Home Loan Bank System, 8.02%, 02/13/15	4.1%
Fannie Mae Pool, 5.57%, Pool #745769, 07/01/36	3.9%
Fannie Mae Pool, 4.85%, Pool #773298, 04/01/35	3.6%
Federal Home Loan Mortgage Corp., 3.88%, 06/29/11	3.5%
Fannie Mae Pool, 5.35%, Pool #386113, 05/01/33	3.2%
Fannie Mae Pool, 5.52%, Pool #813605, 07/01/36	3.1%
Other	54.5%

100.0%

*	For purpose of listing top holdings, the repurchase agreement is included as part of Other.

142 Annual Report 2008

Statement of Investments
October 31, 2008

Nationwide Government Bond Fund

Collateralized Mortgage Obligations 29.7%

	Principal Amount	Value

Fannie Mae Grantor Trust
Series 2001-T2, Class B, 6.02%, 11/25/10	$3,127,000	$3,257,147
Series 2001-T11, Class B, 5.50%, 09/25/11	8,585,000	8,877,967
Fannie Mae REMICS
Series 2002-55, Class QD, 5.50%, 04/25/16	787,944	792,554
Series 1988-25, Class B, 9.25%, 10/25/18	10,930	11,987
Series 1990-7, Class B, 8.50%, 01/25/20	28,734	31,019
Series 1993-16, Class Z, 7.50%, 02/25/23	126,370	135,114
Series 1993-226, Class PK, 6.00%, 12/25/23	1,000,000	1,014,947
Series 2004-68, Class DY, 5.50%, 09/25/24	2,391,304	2,193,773
Series 2003-66, Class AP, 3.50%, 11/25/32	2,393,199	2,173,410
Series 1998-73, Class MZ, 6.30%, 10/17/38	4,339,792	4,332,463
Fannie Mae-Aces, Series 1998-M4, Class D, 6.27%, 02/25/35	1,472,693	1,489,527
Freddie Mac REMICS
Series 2677, Class LE, 4.50%, 09/15/18	10,000,000	9,339,927
Series 2960, Class BL, 5.00%, 02/15/23	3,916,728	3,762,966
Series 1684, Class I, 6.50%, 03/15/24	2,000,000	2,053,548
Series 2644, Class AY, 5.00%, 10/15/28	3,080,000	3,104,328
Series 2296, Class H, 6.50%, 03/15/31	150,996	153,863

Total Collateralized Mortgage Obligations		42,724,540

U.S. Government Mortgage Backed Agencies 31.8%

Fannie Mae Pool
Pool #873942, 5.87%, 09/01/11	3,955,173	3,994,663
Pool #381570, 6.30%, 04/01/14	959,801	983,597
Pool #381190, 7.90%, 08/01/15	1,493,083	1,636,045
Pool #383142, 7.11%, 10/01/15	2,052,651	2,128,911
Pool #380082, 6.35%, 03/01/16	3,783,687	3,849,209
Pool #381995, 7.40%, 10/01/17	1,009,643	1,072,168
Pool #385012, 6.84%, 04/01/20	4,279,175	4,427,131
Pool #874740, 6.32%, 07/01/22	1,767,157	1,774,809
Pool #874982, 6.81%, 11/01/25	1,735,855	1,808,724
Pool #385258, 6.65%, 07/01/27	1,327,049	1,352,063
Pool #386375, 4.79%, 08/01/28	$1,782,465	$1,599,605
Pool #386113, 5.35%, 05/01/33	5,097,538	4,646,786
Pool #387114, 5.62%, 09/01/34	1,186,661	1,174,233
Pool #773298, 4.85%, 04/01/35(a)	5,184,366	5,240,972
Pool #813605, 5.52%, 07/01/36(a)	4,438,699	4,495,897
Pool #745769, 5.57%, 07/01/36	5,504,192	5,551,146

Total U.S. Government Mortgage Backed Agencies		45,735,959

U.S. Government Sponsored & Agency Obligations 29.4%

Federal Farm Credit Bank, 4.70%, 08/10/15	2,480,000	2,446,168
Federal Home Loan Bank System
5.31%, 12/28/12	10,000,000	10,426,440
5.99%, 04/15/13	1,500,000	1,603,162
8.02%, 02/13/15, MTN	5,000,000	5,842,545
5.25%, 06/12/37	4,500,000	4,221,639
Federal Home Loan Mortgage Corp., 3.88%, 06/29/11	5,000,000	5,089,150
Federal National Mortgage Association
8.20%, 03/10/16	5,000,000	5,997,785
4.50%, 12/18/17	3,748,000	3,449,176
U.S. Treasury Note, 4.88%, 04/30/11	3,000,000	3,243,282

Total U.S. Government Sponsored & Agency Obligations		42,319,347

2008 Annual Report 143

Statement of Investments (Continued)
October 31, 2008

Nationwide Government Bond Fund (Continued)

Repurchase Agreement 8.0%

	Principal Amount	Value

CS First Boston, 0.08%, dated 10/31/08, due 11/03/08, repurchase price $11,594,003, collateralized U.S. Government Agency Mortgages ranging 0.00% — 5.50%, maturing 11/03/08 — 11/01/35; total market value of $11,825,804	$11,593,926	$11,593,926

Total Repurchase Agreement		11,593,926

Total Investments (Cost $143,598,153) (b) — 98.9%		142,373,772
Other assets in excess of liabilities — 1.1%		1,601,872

NET ASSETS — 100.0%		$143,975,644

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2008. The maturity date represents the actual maturity date.

(b)	See notes to financial statements for tax unrealized appreciation / (depreciation) of securities.

MTN	Medium Term Note

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

144 Annual Report 2008

Statement of Assets and Liabilities
October 31, 2008

Nationwide Government Bond Fund

Assets:
Investments, at value (cost $132,004,227)	$130,779,846
Repurchase agreements, at value and cost	11,593,926

Total Investments	142,373,772

Interest receivable	1,011,835
Receivable for capital shares issued	1,232,164
Prepaid expenses and other assets	56,155

Total Assets	144,673,926

Liabilities:
Distributions payable	35,735
Payable for capital shares redeemed	551,595
Accrued expenses and other payables:
Investment advisory fees	59,551
Fund administration fees	14,278
Distribution fees	13,115
Trustee fees	344
Compliance program costs (Note 3)	382
Custodian fees	1,317
Other	21,965

Total Liabilities	698,282

Net Assets	$143,975,644

Represented by:
Capital	$144,274,447
Accumulated undistributed net investment loss	(15,288)
Accumulated net realized gains from investment transactions	940,866
Net unrealized appreciation/(depreciation) from investments	(1,224,381)

Net Assets	$143,975,644

Net Assets:
Class A Shares	$42,857,123
Class B Shares	1,053,810
Class C Shares	2,402,430
Class D Shares	95,279,876
Class R Shares	571,427
Class X Shares	1,138,075
Class Y Shares	671,757
Institutional Class Shares	1,146

Total	$143,975,644

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 145

Statement of Assets and Liabilities (Continued)

Nationwide Government Bond Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,182,693
Class B Shares	102,887
Class C Shares	234,551
Class D Shares	9,293,680
Class R Shares	55,722
Class X Shares	111,166
Class Y Shares	65,615
Institutional Class Shares	112

Total	14,046,426

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.25
Class B Shares (a)	$10.24
Class C Shares (b)	$10.24
Class D Shares	$10.25
Class R Shares	$10.25
Class X Shares (a)	$10.24
Class Y Shares (b)	$10.24
Institutional Class Shares	$10.25 (c)
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.71
Class D Shares	$10.73

Maximum Sales Charge:
Class A Shares	4.25%

Class D Shares	4.50%

(a)	For Class B and Class X Shares, the redemption price per share varies by length of time shares are held.

(b)	For Class C and Class Y Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(c)	The NAV reported above represents the traded NAV at October 31, 2008.

The accompanying notes are an integral part of these financial statements.

146 Annual Report 2008

Statement of Operations
For the Year Ended October 31, 2008

Nationwide
Government Bond
Fund

INVESTMENT INCOME:
Interest income	$6,873,777
Income from securities lending (Note 2)	20,528

Total Income	6,894,305

EXPENSES:
Investment advisory fees	676,297
Fund administration fees	128,947
Distribution fees Class A	95,008
Distribution fees Class B	6,783
Distribution fees Class C	30,374
Distribution fees Class R	1,182
Distribution fees Class X	11,546
Distribution fees Class Y	5,905
Administrative servicing fees Class A	37,468
Administrative servicing fees Class D	71,495
Administrative servicing fees Class R	118
Registration and filing fees	62,868
Professional fees	19,890
Printing fees	45,161
Trustee fees	6,990
Custodian fees	16,201
Other	27,549
Total expenses before waived expenses	1,243,782
Earnings credit (Note 5)	(3,090)
Administrator fees voluntarily waived	(346)
Net Expenses	1,240,346

NET INVESTMENT INCOME	5,653,959

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	1,144,077
Net change in unrealized appreciation/(depreciation) from investments	(2,374,375)

Net realized/unrealized losses from investments	(1,230,298)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,423,661

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 147

Statements of Changes in Net Assets

	Nationwide Government Bond Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

Operations:
Net investment income	$5,653,959	$5,199,472
Net realized gains from investment transactions	1,144,077	647,364
Net change in unrealized appreciation/(depreciation) from investments	(2,374,375)	235,219

Change in net assets resulting from operations	4,423,661	6,082,055

Distributions to Shareholders From:
Net investment income:
Class A	(1,493,865)	(1,257,974)
Class B	(22,033)	(13,280)
Class C	(100,944)	(55,128)
Class D	(3,837,331)	(3,810,564)
Class R	(8,356)	(49)
Class X	(46,968)	(61,429)
Class Y	(24,004)	(29,562)
Institutional Class	(50)	(48)

Change in net assets from shareholder distributions	(5,533,551)	(5,228,034)

Change in net assets from capital transactions	25,129,088	(10,775,966)

Change in net assets	24,019,198	(9,921,945)

Net Assets:
Beginning of period	119,956,446	129,878,391

End of period	$143,975,644	$119,956,446

Accumulated undistributed net investment income / loss at end of period	$(15,288)	$11,989

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$29,272,028	$8,000,176
Dividends reinvested	1,446,933	1,223,211
Cost of shares redeemed (a)	(18,581,160)	(9,839,620)

Total Class A	12,137,801	(616,233)

Class B Shares
Proceeds from shares issued	875,701	108,178
Dividends reinvested	7,344	5,041
Cost of shares redeemed (a)	(229,063)	(59,931)

Total Class B	653,982	53,288

Class C Shares
Proceeds from shares issued	5,315,054	1,098,753
Dividends reinvested	42,607	4,152
Cost of shares redeemed (a)	(4,385,557)	(2,242,035)

Total Class C	972,104	(1,139,130)

(a)	Includes redemption fees — see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

148 Annual Report 2008

	Nationwide Government Bond Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

CAPITAL TRANSACTIONS: (continued)
Class D Shares
Proceeds from shares issued	$33,189,032	$16,490,280
Dividends reinvested	3,525,197	3,443,619
Cost of shares redeemed (a)	(25,435,251)	(28,552,137)

Total Class D	11,278,978	(8,618,238)

Class R Shares
Proceeds from shares issued	583,287	810
Dividends reinvested	4,860	42
Cost of shares redeemed	(6,624)	(75)

Total Class R	581,523	777

Class X Shares
Proceeds from shares issued	40,925	47,685
Dividends reinvested	45,223	58,968
Cost of shares redeemed	(466,723)	(512,785)

Total Class X	(380,575)	(406,132)

Class Y Shares
Proceeds from shares issued	9,705	12,373
Dividends reinvested	20,171	20,716
Cost of shares redeemed	(144,651)	(83,435)

Total Class Y	(114,775)	(50,346)

Institutional Class Shares
Proceeds from shares issued	–	–
Dividends reinvested	50	48
Cost of shares redeemed	–	–

Total Institutional Class	50	48

Change in net assets from capital transactions:	$25,129,088	$(10,775,966)

SHARE TRANSACTIONS:
Class A Shares
Issued	2,786,656	785,655
Reinvested	138,223	120,057
Redeemed	(1,780,973)	(967,126)

Total Class A Shares	1,143,906	(61,414)

Class B Shares
Issued	83,412	10,608
Reinvested	702	495
Redeemed	(21,874)	(5,878)

Total Class B Shares	62,240	5,225

Class C Shares
Issued	501,564	107,534
Reinvested	4,043	408
Redeemed	(418,502)	(220,165)

Total Class C Shares	87,105	(112,223)

(a)	Includes redemption fees — see Note 4 to Financial Statements.
-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 149

Statements of Changes in Net Assets (Continued)

	Nationwide Government Bond Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

SHARE TRANSACTIONS: (continued)
Class D Shares
Issued	3,158,779	1,616,996
Reinvested	336,599	337,762
Redeemed	(2,431,327)	(2,803,807)

Total Class D Shares	1,064,051	(849,049)

Class R Shares
Issued	55,702	79
Reinvested	468	4
Redeemed	(630)	(7)

Total Class R Shares	55,540	76

Class X Shares
Issued	3,900	4,682
Reinvested	4,319	5,793
Redeemed	(44,408)	(50,466)

Total Class X Shares	(36,189)	(39,991)

Class Y Shares
Issued	926	1,219
Reinvested	1,927	2,035
Redeemed	(13,787)	(8,217)

Total Class Y Shares	(10,934)	(4,963)

Institutional Class Shares
Issued	–	–
Reinvested	5	5
Redeemed	–	–

Total Institutional Class Shares	5	5

Total change in shares:	2,365,724	(1,062,334)

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

150 Annual Report 2008

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Government Bond Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
	Net Asset		and									Ratio of Net	Expenses
	Value,		Unrealized								Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2008	$10.27	0.42	(0.03)	0.39	(0.41)	–	(0.41)	$10.25	3.81%	$42,857,123	1.07%	4.02%	1.07%	82.40%
Year Ended October 31, 2007	$10.19	0.41	0.09	0.50	(0.42)	–	(0.42)	$10.27	5.01%	$31,194,601	1.10%	4.09%	1.10%	90.18%
Year Ended October 31, 2006	$10.17	0.40	0.02	0.42	(0.39)	(0.01)	(0.40)	$10.19	4.25%	$31,585,695	1.09%	3.95%	1.09%	150.10%
Year Ended October 31, 2005	$10.37	0.35	(0.20)	0.15	(0.35)	–	(0.35)	$10.17	1.46%	$54,165,868	1.10%	3.41%	–(g)	117.67%
Year Ended October 31, 2004	$10.61	0.35	0.03	0.38	(0.36)	(0.26)	(0.62)	$10.37	3.68%	$55,480,750	1.07%	3.37%	–(g)	110.72%

Class B Shares
Year Ended October 31, 2008	$10.27	0.35	(0.04)	0.31	(0.34)	–	(0.34)	$10.24	3.04%	$1,053,810	1.73%	3.33%	1.73%	82.40%
Year Ended October 31, 2007	$10.19	0.35	0.09	0.44	(0.36)	–	(0.36)	$10.27	4.39%	$417,265	1.71%	3.48%	1.71%	90.18%
Year Ended October 31, 2006	$10.17	0.34	0.02	0.36	(0.33)	(0.01)	(0.34)	$10.19	3.61%	$360,941	1.69%	3.42%	1.69%	150.10%
Year Ended October 31, 2005	$10.37	0.29	(0.20)	0.09	(0.29)	–	(0.29)	$10.17	0.85%	$152,497	1.71%	2.79%	–(g)	117.67%
Year Ended October 31, 2004	$10.61	0.28	0.03	0.31	(0.29)	(0.26)	(0.55)	$10.37	3.04%	$169,636	1.69%	2.75%	–(g)	110.72%

(a) Excludes sales charge.
(b) Not annualized for periods less than one year.
(c) Annualized for periods less than one year.
(d) During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f) Per share calculations were performed using average shares method.
(g) There were no fee reductions during the period.
(h) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
- Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 151

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Government Bond Fund (Continued)

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
	Net Asset		and									Ratio of Net	Expenses
	Value,		Unrealized								Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class C Shares
Year Ended October 31, 2008	$10.26	0.35	(0.03)	0.32	(0.34)	–	(0.34)	$10.24	3.14%	$2,402,430	1.72%	3.39%	1.72%	82.40%
Year Ended October 31, 2007	$10.19	0.36	0.07	0.43	(0.36)	–	(0.36)	$10.26	4.29%	$1,513,196	1.70%	3.46%	1.71%	90.18%
Year Ended October 31, 2006	$10.16	0.34	0.03	0.37	(0.33)	(0.01)	(0.34)	$10.19	3.69%	$2,645,133	1.69%	3.45%	1.69%	150.10%
Year Ended October 31, 2005	$10.37	0.29	(0.21)	0.08	(0.29)	–	(0.29)	$10.16	0.75%	$330,619	1.71%	2.80%	–(g)	117.67%
Year Ended October 31, 2004	$10.61	0.28	0.03	0.31	(0.29)	(0.26)	(0.55)	$10.37	3.03%	$295,915	1.69%	2.75%	–(g)	110.72%

Class D Shares
Year Ended October 31, 2008	$10.27	0.45	(0.03)	0.42	(0.44)	–	(0.44)	$10.25	4.09%	$95,279,876	0.80%	4.30%	0.80%	82.40%
Year Ended October 31, 2007	$10.19	0.44	0.09	0.53	(0.45)	–	(0.45)	$10.27	5.30%	$84,531,806	0.81%	4.37%	0.81%	90.18%
Year Ended October 31, 2006	$10.17	0.43	0.02	0.45	(0.42)	(0.01)	(0.43)	$10.19	4.55%	$92,547,417	0.79%	4.24%	0.79%	150.10%
Year Ended October 31, 2005	$10.37	0.38	(0.20)	0.18	(0.38)	–	(0.38)	$10.17	1.76%	$105,986,593	0.81%	3.70%	–(g)	117.67%
Year Ended October 31, 2004	$10.62	0.38	0.02	0.40	(0.39)	(0.26)	(0.65)	$10.37	3.87%	$121,325,444	0.78%	3.66%	–(g)	110.72%

(a) Excludes sales charge.
(b) Not annualized for periods less than one year.
(c) Annualized for periods less than one year.
(d) During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f) Per share calculations were performed using average shares method.
(g) There were no fee reductions during the period.
(h) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
- Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

152 Annual Report 2008

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Government Bond Fund (Continued)

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
	Net Asset		and									Ratio of Net	Expenses
	Value,		Unrealized								Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class R Shares
Year Ended October 31, 2008	$10.28	0.39	(0.03)	0.36	(0.39)	–	(0.39)	$10.25	3.51%	$571,427	1.29%	3.61%	1.29%	82.40%
Year Ended October 31, 2007	$10.20	0.38	0.09	0.47	(0.39)	–	(0.39)	$10.28	4.70%	$1,875	1.35%	3.82%	1.35%	90.18%
Year Ended October 31, 2006	$10.17	0.40	0.03	0.43	(0.39)	(0.01)	(0.40)	$10.20	4.35%	$1,081	1.08%	3.96%	1.08%	150.10%
Year Ended October 31, 2005	$10.38	0.35	(0.21)	0.14	(0.35)	–	(0.35)	$10.17	1.34%	$1,037	1.06%	3.39%	–(g)	117.67%
Year Ended October 31, 2004	$10.62	0.32	0.03	0.35	(0.33)	(0.26)	(0.59)	$10.38	3.41%	$1,019	1.37%	3.12%	–(g)	110.72%

Class X Shares
Year Ended October 31, 2008	$10.26	0.37	(0.03)	0.34	(0.36)	–	(0.36)	$10.24	3.30%	$1,138,075	1.58%	3.55%	1.58%	82.40%
Year Ended October 31, 2007	$10.18	0.36	0.09	0.45	(0.37)	–	(0.37)	$10.26	4.54%	$1,511,456	1.56%	3.63%	1.56%	90.18%
Year Ended October 31, 2006	$10.16	0.36	0.02	0.38	(0.35)	(0.01)	(0.36)	$10.18	3.77%	$1,907,290	1.56%	3.44%	1.56%	150.10%
Year Ended October 31, 2005	$10.36	0.30	(0.20)	0.10	(0.30)	–	(0.30)	$10.16	1.00%	$3,393,578	1.56%	2.95%	–(g)	117.67%
Year Ended October 31, 2004	$10.61	0.30	0.02	0.32	(0.31)	(0.26)	(0.57)	$10.36	3.10%	$4,557,272	1.54%	2.91%	–(g)	110.72%

(a) Excludes sales charge.
(b) Not annualized for periods less than one year.
(c) Annualized for periods less than one year.
(d) During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f) Per share calculations were performed using average shares method.
(g) There were no fee reductions during the period.
(h) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
- Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 153

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Government Bond Fund (Continued)

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
	Net Asset		and									Ratio of Net	Expenses
	Value,		Unrealized								Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class Y Shares
Year Ended October 31, 2008	$10.26	0.37	(0.03)	0.34	(0.36)	–	(0.36)	$10.24	3.30%	$671,757	1.58%	3.54%	1.58%	82.40%
Year Ended October 31, 2007	$10.18	0.36	0.09	0.45	(0.37)	–	(0.37)	$10.26	4.54%	$785,148	1.56%	3.63%	1.56%	90.18%
Year Ended October 31, 2006	$10.16	0.36	0.02	0.38	(0.35)	(0.01)	(0.36)	$10.18	3.77%	$829,792	1.55%	3.49%	1.55%	150.10%
Year Ended October 31, 2005	$10.36	0.30	(0.20)	0.10	(0.30)	–	(0.30)	$10.16	1.00%	$855,336	1.56%	2.95%	–(g)	117.67%
Year Ended October 31, 2004	$10.61	0.30	0.02	0.32	(0.31)	(0.26)	(0.57)	$10.36	3.10%	$960,733	1.54%	2.93%	–(g)	110.72%

Institutional Class Shares
Year Ended October 31, 2008	$10.27	0.47	(0.03)	0.44	(0.46)	–	(0.46)	$10.25	4.27%	$1,146	0.67%	4.50%	0.67%	82.40%
Year Ended October 31, 2007	$10.19	0.46	0.08	0.54	(0.46)	–	(0.46)	$10.27	5.43%	$1,099	0.69%	4.53%	0.69%	90.18%
Year Ended October 31, 2006	$10.17	0.44	0.02	0.46	(0.43)	(0.01)	(0.44)	$10.19	4.68%	$1,042	0.72%	4.38%	0.72%	150.10%
Year Ended October 31, 2005 (f)	$10.38	0.39	(0.21)	0.18	(0.39)	–	(0.39)	$10.17	1.72%	$996	0.72%	3.85%	–(g)	117.67%
Period Ended October 31, 2004 (h)	$10.11	0.12	0.28	0.40	(0.13)	–	(0.13)	$10.38	4.00%	$149,210	0.69%	3.66%	–(g)	110.72%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	There were no fee reductions during the period.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

154 Annual Report 2008

Nationwide Short Duration Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2008, the Nationwide Short Duration Bond Fund (Class A at NAV) registered 2.28% versus 6.86% for its benchmark, the Merrill Lynch (ML) 1-3 Year Treasury Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Short Investment Grade Debt Funds (consisting of 261 funds as of October 31, 2008) was -4.64% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

U.S. Treasuries outperformed all non-Treasury sectors on a yield curve-adjusted excess returns basis during the reporting period. (The yield cure is a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds.) The Fund’s approximate 30% exposure to U.S. Treasuries helped returns, as investors sought out the safety and liquidity afforded in Treasury securities. High-rated securities as well as a 5% cash target throughout the reporting period helped Fund performance versus the Fund’s peer group.

What areas of investment detracted from Fund performance?

Dramatic spread widening across all spread sectors occurred during the reporting period. This widening detracted from the Fund’s performance, because the Fund was overweight in Agency, mortgage-backed securities (MBS), asset-backed securities (ABS), commercial mortgage-backed securities (CMBS) and credit sectors relative to the Fund’s all-Treasury benchmark index.

While we maintained the Fund’s duration within a fairly tight band in relation to the duration of the benchmark index, the Fund’s shorter-than-index duration had a slightly negative impact as rates fell during the reporting period.

What is your outlook for the near term?

By all accounts, the global and U.S. economies appear to have entered into recessions, the magnitude and impact of which is expected to be severe. U.S. economic growth is likely to contract for the remainder of 2008 and into 2009, while inflation concerns have abated after sharp declines in energy and commodities prices as well as expectations that consumer demand and consumer spending will continue to decline.

The deleveraging of banks and other financial institutions, as well as deteriorating credit conditions, are likely to continue to weigh on asset valuations, with the most credit-sensitive sectors remaining under the most pressure.

Short-term U.S. Treasury rates should remain low as efforts to stimulate growth and unfreeze credit markets take center stage. Longer-term rates may remain under pressure on supply concerns, which would maintain the steep shape of the yield curve .

Given the uncertainty in the economic outlook and unprecedented liquidity disruptions in the markets, we have attempted to position the Fund to maintain an overall duration-neutral position versus the benchmark index and a conservative posture with regard to credit quality and liquidity.

Risk premiums remain at historically wide levels for all non-Treasury fixed-income assets because of a combination of unfavorable supply/demand technicals and the weak economic outlook. While wider risk premiums are generally warranted, the market has been somewhat indiscriminant in pricing securities lower regardless of risk, creating many return enhancement opportunities. We intend to prudently exploit market dislocations while maintaining the Fund’s quality and liquidity.

Subadviser:
Morley Capital Management, Inc.

Portfolio Managers:
Perpetua M. Phillips and Paul Rocheleau

2008 Annual Report 155

Fund Performance	Nationwide Short Duration Bond Fund

Average Annual Total Return
(For periods ended October 31, 2008)

					Gross	Net
					Expense	Expense
		1 Yr.	5 Yr.	Inception[1]	Ratio	Ratio*

Class A2	w/o SC3	2.28%	2.86%	3.74%	0.80%	0.70%
	w/SC4	-0.03%	2.23%	3.41%

Class C6	w/o SC3	1.68%	2.51%	3.56%	1.30%	1.20%
	w/SC7	0.94%	2.51%	3.56%

Institutional Class Shares[5]		2.54%	3.15%	4.09%	0.55%	0.45%

Service Class Shares[5]		2.06%	2.78%	3.70%	0.95%	0.85%

IRA Class Shares[5]		2.08%	2.76%	3.70%	0.80%	0.70%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on February 1, 1999.

[2]	These returns until the creation of Class A shares (7/16/03) include the performance of the Fund’s IRA Class shares. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class A shares would have produced because Class A shares invest in the same portfolio of securities as IRA Class shares and have the same expenses after any fee waivers or reimbursements. For Class A returns including sales charges, these returns have been restated for the applicable sales charges.

[3]	These returns do not reflect the effects of sales charges (SC).

[4]	A 2.25% front-end sales charge was deducted.

[5]	Not subject to any sales charges.

[6]	These returns until the creation of Class C shares (2/28/05) include the performance of the Fund’s Class A shares. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class A shares. The performance for Class C has been restated to reflect differences in sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 fees) applicable to the classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

[7]	A 0.75% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class shares of the Nationwide Short Duration Bond Fund, Merrill Lynch 1-3 Year Treasury Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

(a)	Merrill Lynch 1-3 Year Treasury Index is an unmanaged index comprised of U.S. Treasury securities with maturities ranging from one to three years, which are guaranteed as to the timely payment of principal and interest by the U.S. government.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

156 Annual Report 2008

Shareholder	Nationwide Short Duration Bond Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2008

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Short Duration Bond Fund			05/01/08	10/31/08	05/01/08 - 10/31/08[a]	05/01/08 - 10/31/08[a]

Class A Shares	Actual		1,000.00	993.12	3.49	0.70
	Hypothetical	[b]	1,000.00	1,021.64	3.54	0.70

Class C Shares	Actual		1,000.00	990.65	6.13	1.22
	Hypothetical	[b]	1,000.00	1,018.98	6.23	1.22

Service Class	Actual		1,000.00	992.59	4.03	0.80
	Hypothetical	[b]	1,000.00	1,021.09	4.09	0.80

Institutional Class	Actual		1,000.00	994.38	2.27	0.45
	Hypothetical	[b]	1,000.00	1,022.86	2.30	0.45

IRA Class Shares	Actual		1,000.00	992.50	4.15	0.83
	Hypothetical	[b]	1,000.00	1,020.97	4.22	0.83

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Annual Report 157

Portfolio Summary	Nationwide Short Duration Bond Fund
October 31, 2008

Asset Allocation

U.S. Government Sponsored & Agency Obligations	36.2%
Asset-Backed Securities	20.9%
Collateralized Mortgage Obligations	13.4%
Commercial Mortgage Backed Securities	13.1%
Corporate Bonds	10.9%
Repurchase Agreement	5.1%
Other assets in excess of liabilities	0.4%

100.0%

Top Industries

Auto Loans	11.0%
Home Equity Loans	3.5%
Other Financial	3.3%
Utility Loans	2.7%
Specialty Retail	1.3%
Technology	1.3%
Banks	1.3%
Equipment Loans	1.3%
Consumer Finance	1.3%
Credit Card Loans	1.3%
Other	71.7%

100.0%

Top Holdings*

U.S. Treasury Notes, 4.75%, 02/15/10	13.9%
U.S. Treasury Notes, 4.50%, 05/15/10	12.6%
U.S. Treasury Notes, 2.00%, 09/30/10	4.0%
Fannie Mae REMICS, 4.00%, Series 2004-80, Class LG, , 10/25/16	2.9%
Federal Home Loan Mortgage Corp., 2.88%, 04/30/10	2.7%
LB-UBS Commercial Mortgage Trust, 4.89%, Series 2005-C5, Class A2, 09/15/30	2.5%
CitiFinancial Mortgage Securities, Inc., Series 2003-4, Class AF4, 4.43%, 10/25/33	2.0%
Freddie Mac REMICS, 4.50%, Series 2870, Class BC, 07/15/14	2.0%
Federal Home Loan Mortgage Corp., 2.88%, 11/23/10	2.0%
HSBC Finance Corp., 5.88%, 02/01/09	2.0%
Other	53.4%

100.0%

*	For purpose of listing top holdings, the repurchase agreement is included as part of Other.

158 Annual Report 2008

Statement of Investments
October 31, 2008

Nationwide Short Duration Bond Fund

Asset-Backed Securities 20.9%

	Principal Amount	Value

Agency Wrap 1.1%
FHLMC Structured Pass Through Securities, Series T-50, Class A6, 3.61%, 09/27/12	$816,549	$794,804

Auto Loans 11.0%
AmeriCredit Automobile Receivables Trust, Series 2005-CF, Class A4, 4.63%, 06/06/12	1,231,864	1,170,225
Capital Auto Receivables Asset Trust, Series 2008-1, Class A4A, 4.46%, 07/15/14	1,000,000	903,625
Daimler Chrysler Auto Trust, Series 2007-A, Class A4, 5.28%, 03/08/13	1,000,000	896,938
Honda Auto Receivables Owner Trust, Series 2006-3, Class A4, 5.11%, 04/15/12	1,140,000	1,117,489
Nissan Auto Receivables Owner Trust, Series 2008-A, Class A4, 4.28%, 06/16/14	700,000	636,569
USAA Auto Owner Trust, Series 2008-1, Class A4, 4.50%, 10/15/13	1,000,000	943,428
Volkswagen Auto Loan Enhanced Trust, Series 2008-1, Class A2, 3.71%, 04/20/11	1,000,000	988,896
World Omni Auto Receivables Trust
Series 2008-B, Class A3A, 5.13%, 04/15/13	750,000	705,472
Series 2008-A, Class A4, 4.74%, 10/15/13	1,000,000	905,149

		8,267,791

Credit Card Loans 1.3%
Chase Issuance Trust, Series 2005-A7, Class A7, 4.55%, 03/15/13	1,000,000	934,895

Equipment Loans 1.3%(a)
MBNA Practice Solutions Owner Trust, Series 2005-2, Class A4, 4.47%, 06/15/13	1,000,000	981,360

Home Equity Loans 3.5%
CitiFinancial Mortgage Securities, Inc., Series 2003-4, Class AF4, 4.43%, 10/25/33(b)	1,635,619	1,514,399
Residential Asset Securities Corp., Series 2003-KS10, Class AI4, 4.47%, 03/25/32	1,329,425	1,130,724

		2,645,123

Utility Loans 2.7%
Peco Energy Transition Trust, Series 2001-A, Class A1, 6.52%, 12/31/10	1,000,000	1,016,607
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A2, 5.03%, 03/25/14	1,000,000	990,829

		2,007,436

Total Asset-Backed Securities		15,631,409

Collateralized Mortgage Obligations 13.4%

Fannie Mae REMICS
Series 2004-79, Class VE, 4.50%, 08/25/10	818,103	821,181
Series 2004-9, Class YJ, 4.00%, 10/25/13	1,393,827	1,394,281
Series 2004-80, Class LG, 4.00%, 10/25/16	2,214,964	2,211,786
Freddie Mac REMICS
Series 2870, Class BC, 4.50%, 07/15/14	1,497,855	1,503,544
Series 2676, Class CV, 4.00%, 05/15/16	1,032,828	1,029,077
Series 2626, Class UN, 4.00%, 08/15/29	1,002,919	998,300
Government National Mortgage Association
Series 2004-76, Class QA, 4.00%, 01/20/34	1,207,972	1,137,788
Series 2004-22, Class BK, 3.47%, 04/20/34	1,001,362	991,607

Total Collateralized Mortgage Obligations		10,087,564

Commercial Mortgage Backed Securities 13.1%

Bear Stearns Commercial Mortgage Securities
Series 2001-TOP4, Class A1, 5.06%, 11/15/16	591,808	576,878
Series 2001-TOP2, Class A1, 6.08%, 02/15/35	383,421	378,024
Series 2004-T14, Class A3, 4.80%, 01/12/41	1,000,000	949,527
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A1, 4.98%, 12/11/49	838,179	786,027
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A2, 5.51%, 04/10/38	1,000,000	928,487

2008 Annual Report 159

Statement of Investments (Continued)
October 31, 2008

Nationwide Short Duration Bond Fund (Continued)

Commercial Mortgage Backed Securities (continued)
	Principal Amount	Value

LB-UBS Commercial Mortgage Trust
Series 2005-C5, Class A2, 4.89%, 09/15/30	$2,000,000	$1,903,315
Series 2007-C1, Class A1, 5.39%, 02/15/40	738,724	701,656
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class A1, 4.71%, 07/12/46	1,100,459	1,032,147
Nomura Asset Securities Corp., Series 1998-D6, Class A1B, 6.59%, 03/15/30	142,765	142,549
Wachovia Bank Commercial Mortgage Trust
Series 2005-C17, Class A2, 4.78%, 03/15/42	1,261,344	1,211,440
Series 2006-C27, Class A2, 5.62%, 07/15/45	1,300,000	1,196,938

Total Commercial Mortgage Backed Securities		9,806,988

Corporate Bonds 10.9%

Banks 1.3%
Wells Fargo & Co., Series E, 3.98%, 10/29/10	1,000,000	983,723

Consumer Finance 1.3%(a)
TIAA Global Markets, Inc., 4.88%, 01/12/11	1,000,000	977,577

Diversified Financial Services 1.3%
Merrill Lynch & Co., Inc., 4.25%, 02/08/10	1,000,000	934,496

Insurance 1.1%
Genworth Financial, Inc., 5.23%, 05/16/09	1,000,000	810,054

Other Financial 3.3%
HSBC Finance Corp., 5.88%, 02/01/09	1,500,000	1,492,479
Metropolitan Life Global Funding I, 4.63%, 08/19/10(a)	1,000,000	942,351

		2,434,830

Specialty Retail 1.3%
Wal-Mart Stores, Inc., 4.13%, 02/15/11	1,000,000	1,002,195

Technology 1.3%
Cisco Systems, Inc., 5.25%, 02/22/11	1,000,000	1,000,849

Total Corporate Bonds		8,143,724

U.S. Government Sponsored & Agency Obligations 36.2%

	Principal Amount	Value

Federal Farm Credit Bank, 3.88%, 08/25/11	750,000	757,913
Federal Home Loan Mortgage Corp.
2.88%, 04/30/10	2,000,000	1,990,048
2.88%, 11/23/10	1,500,000	1,494,305
U.S. Treasury Notes
4.75%, 02/15/10	10,000,000	10,409,380
4.50%, 05/15/10	9,000,000	9,428,202
2.00%, 09/30/10	3,000,000	3,027,891

Total U.S. Government Sponsored & Agency Obligations		27,107,739

Repurchase Agreement 5.1%

CS First Boston, 0.08%, dated 10/31/08, due 11/03/08, repurchase price $3,821,565, collateralized U.S. Government Agency Mortgages ranging 0.00% — 5.50%, maturing 11/03/08 — 11/01/35; total market value of $3,897,971	3,821,540	3,821,540

Total Investments (Cost $75,972,629) (c) — 99.6%		74,598,964
Other assets in excess of liabilities — 0.4%		265,072

NET ASSETS — 100.0%		$74,864,036

(a)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees.

(b)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect on October 31, 2008.

(c)	See notes to statements of investments for tax unrealized appreciation / (depreciation) of securities.

FHLMC	Federal Home Loan Mortgage Corp.

REMICS	Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.

160 Annual Report 2008

Statement of Assets and Liabilities
October 31, 2008

Nationwide Short Duration Bond
Fund

Assets:
Investments, at value (cost $72,151,089)	$70,777,424
Repurchase agreements, at value and cost	3,821,540

Total Investments	74,598,964

Interest receivable	534,277
Receivable for capital shares issued	5,213
Prepaid expenses and other assets	43,596

Total Assets	75,182,050

Liabilities:
Distributions payable	4,985
Payable for capital shares redeemed	253,419
Accrued expenses and other payables:
Investment advisory fees	20,016
Fund administration fees	11,140
Distribution fees	15,805
Administrative servicing fees	2,004
Trustee fees	186
Compliance program costs (Note 3)	246
Custodian fees	94
Other	10,119

Total Liabilities	318,014

Net Assets	$74,864,036

Represented by:
Capital	$79,280,805
Accumulated undistributed net investment loss	(39,496)
Accumulated net realized losses from investment transactions	(3,003,608)
Net unrealized appreciation/(depreciation) from investments	(1,373,665)

Net Assets	$74,864,036

Net Assets:
Class A Shares	$835,647
Class C Shares	222,875
Institutional Class Shares	864,574
Service Class Shares	61,077,709
IRA Class Shares	11,863,231

Total	$74,864,036

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 161

Statement of Assets and Liabilities (Continued)

Nationwide Short Duration Bond
Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	84,809
Class C Shares	22,610
Institutional Class Shares	87,688
Service Class Shares	6,199,382
IRA Class Shares	1,203,909

Total	7,598,398

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.85
Class C Shares (a)	$9.86
Institutional Class Shares	$9.86
Service Class Shares	$9.85
IRA Class Shares	$9.85
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.08

Maximum Sales Charge:
Class A Shares	2.25%

The accompanying notes are an integral part of these financial statements.

162 Annual Report 2008

Statement of Operations
For the Year Ended October 31, 2008

Nationwide
Short Duration Bond
Fund

INVESTMENT INCOME:
Interest income	$2,820,852

Total Income	2,820,852

EXPENSES:
Investment advisory fees	256,671
Fund administration fees	71,079
Distribution fees Class A	1,642
Distribution fees Class C	1,544
Distribution fees Service Class	146,049
Distribution fees IRA Class	33,033
Administrative servicing fees Service Class	66,712
Administrative servicing fees IRA Class	12,287
Registration and filing fees	13,328
Professional fees	10,262
Printing fees	16,777
Trustee fees	3,657
Custodian fees	6,033
Other	20,166

Total expenses before waived expenses	659,240

Earnings credit (Note 5)	(1,684)
Investment advisory fees voluntarily waived	(69,208)

Net Expenses	588,348

NET INVESTMENT INCOME	2,232,504

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	104,186
Net change in unrealized appreciation/(depreciation) from investments	(848,110)

Net realized/unrealized losses from investments	(743,924)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,488,580

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 163

Statements of Changes in Net Assets

	Nationwide Short Duration Bond Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

Operations:
Net investment income	$2,232,504	$2,923,092
Net realized gains from investment transactions	104,186	68,608
Net change in unrealized appreciation/(depreciation) from investments	(848,110)	885,477

Change in net assets resulting from operations	1,488,580	3,877,177

Distributions to Shareholders From:
Net investment income:
Class A	(22,696)	(32,678)
Class C	(6,029)	(1,274)
Institutional Class	(31,196)	(80,674)
Service Class	(1,964,756)	(2,264,357)
IRA Class	(446,254)	(672,907)

Change in net assets from shareholder distributions	(2,470,931)	(3,051,890)

Change in net assets from capital transactions	3,008,763	(24,522,437)

Change in net assets	2,026,412	(23,697,150)

Net Assets:
Beginning of period	72,837,624	96,534,774

End of period	$74,864,036	$72,837,624

Accumulated undistributed net investment loss at end of period	$(39,496)	$(42,538)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$570,042	$57,595
Dividends reinvested	18,949	23,948
Cost of shares redeemed (a)	(537,285)	(252,011)

Total Class A	51,706	(170,468)

Class C Shares
Proceeds from shares issued	558,955	32,771
Dividends reinvested	3,069	1,266
Cost of shares redeemed (a)	(371,888)	(136,165)

Total Class C	190,136	(102,128)

Institutional Class Shares
Proceeds from shares issued	163,908	119,234
Dividends reinvested	31,134	77,492
Cost of shares redeemed	(162,609)	(4,726,781)

Total Institutional Class	32,433	(4,530,055)

Service Class Shares
Proceeds from shares issued	20,538,574	12,800,444
Dividends reinvested	1,955,134	2,256,609
Cost of shares redeemed (a)	(16,766,290)	(27,323,045)

Total Service Class	5,727,418	(12,265,992)

(a)	Includes redemption fees — see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

164 Annual Report 2008

	Nationwide Short Duration Bond Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

CAPITAL TRANSACTIONS: (continued)
IRA Class Shares
Proceeds from shares issued	$279,021	$451,584
Dividends reinvested	404,297	623,711
Cost of shares redeemed (a)	(3,676,248)	(8,529,089)

Total IRA Class Shares	(2,992,930)	(7,453,794)

Change in net assets from capital transactions:	$3,008,763	$(24,522,437)

SHARE TRANSACTIONS:
Class A Shares
Issued	56,521	5,815
Reinvested	1,887	2,418
Redeemed	(53,484)	(25,459)

Total Class A Shares	4,924	(17,226)

Class C Shares
Issued	55,244	3,320
Reinvested	305	128
Redeemed	(36,936)	(13,798)

Total Class C Shares	18,613	(10,350)

Institutional Class Shares
Issued	16,219	12,051
Reinvested	3,095	7,828
Redeemed	(16,215)	(477,585)

Total Institutional Class Shares	3,099	(457,706)

Service Class Shares
Issued	2,043,528	1,293,743
Reinvested	194,491	227,779
Redeemed	(1,670,134)	(2,759,711)

Total Service Class Shares	567,885	(1,238,189)

IRA Class Shares
Issued	27,647	45,689
Reinvested	40,180	62,963
Redeemed	(365,478)	(862,095)

Total IRA Class Shares	(297,651)	(753,443)

Total change in shares:	296,870	(2,476,914)

(a)	Includes redemption fees — see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 165

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Short Duration Bond Fund

	Operations				Distributions										Ratios / Supplemental Data

			Net
			Realized															Ratio of
	Net		and														Ratio of Net	Expenses
	Asset		Unrealized													Ratio of	Investment	(Prior to
	Value,		Gains								Capital	Net			Net	Expenses	Income	Reimbursements)
	Beginning	Net	(Losses)	Total	Net	Net					Contributions	Asset			Assets	to Average	to Average	to Average
	of	Investment	from	from	Investment	Realized	Total	Redemption	Reverse		from	Value, End	Total		at End	Net	Net	Net	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	Stock Split		Advisor	of Period	Return (a)(b)		of Period	Assets (c)	Assets (c)	Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2008	$9.97	0.33	(0.11)	0.22	(0.35)	–	(0.35)	0.01	–		–	$9.85	2.28%		$835,647	0.69%	3.16%	0.79%	29.53%
Year Ended October 31, 2007	$9.87	0.36	0.11	0.47	(0.37)	–	(0.37)	–	–		–	$9.97	4.86%		$796,804	0.70%	3.59%	0.80%	37.81%
Year Ended October 31, 2006	$9.83	0.30	0.07	0.37	(0.33)	–	(0.33)	–	–		–	$9.87	3.87%		$958,610	0.71%	3.14%	0.81%	28.68%
Year Ended October 31, 2005	$10.00	0.25	(0.15)	0.10	(0.27)	–	(0.27)	–	–		–	$9.83	0.98%		$1,016,840	0.78%	2.40%	0.88%	292.03%
Year Ended October 31, 2004	$10.00	0.23	(0.07)	0.16	(0.23)	(0.01)	(0.24)	–	0	.01(g)	0.07	$10.00	2	.35%(h)	$1,584,663	0.86%	2.08%	0.96%	129.96%

Class C Shares
Year Ended October 31, 2008	$9.99	0.28	(0.11)	0.17	(0.30)	–	(0.30)	–	–		–	$9.86	1.68%		$222,875	1.21%	2.64%	1.31%	29.53%
Year Ended October 31, 2007	$9.88	0.30	0.13	0.43	(0.32)	–	(0.32)	–	–		–	$9.99	4.47%		$39,914	1.21%	3.12%	1.31%	37.81%
Year Ended October 31, 2006	$9.83	0.27	0.07	0.34	(0.29)	–	(0.29)	–	–		–	$9.88	3.52%		$141,729	1.18%	2.71%	1.28%	28.68%
Period Ended October 31, 2005 (f)	$9.91	0.13	(0.06)	0.07	(0.15)	–	(0.15)	–	–		–	$9.83	0.76%		$1,009	1.40%	2.08%	1.40%	292.03%

(a) Excludes sales charge.
(b) Not annualized for periods less than one year.
(c) Annualized for periods less than one year.
(d) During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f) For the period from February 28, 2005 (commencement of operations) through October 31, 2005.
(g) Per share numbers prior to April 16, 2004 have been adjusted to reflect a 1.00620 for reverse stock split.
(h) The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.63%
(i) The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.97%
(j) The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.54%
(k) The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.58%
- Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

166 Annual Report 2008

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Short Duration Bond Fund (Continued)

	Operations				Distributions										Ratios / Supplemental Data

			Net
			Realized															Ratio of
	Net		and														Ratio of Net	Expenses
	Asset		Unrealized													Ratio of	Investment	(Prior to
	Value,		Gains								Capital	Net			Net	Expenses	Income	Reimbursements)
	Beginning	Net	(Losses)	Total	Net	Net					Contributions	Asset			Assets	to Average	to Average	to Average
	of	Investment	from	from	Investment	Realized	Total	Redemption	Reverse		from	Value, End	Total		at End	Net	Net	Net	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	Stock Split		Advisor	of Period	Return (a)(b)		of Period	Assets (c)	Assets (c)	Assets (c)(d)	Turnover (e)

Institutional Class Shares
Year Ended October 31, 2008	$9.98	0.34	(0.09)	0.25	(0.37)	–	(0.37)	–	–		–	$9.86	2.54%		$864,574	0.45%	3.37%	0.54%	29.53%
Year Ended October 31, 2007	$9.87	0.35	0.12	0.47	(0.36)	–	(0.36)	–	–		–	$9.98	4.81%		$844,382	0.85%	3.44%	0.95%	37.81%
Year Ended October 31, 2006	$9.83	0.33	0.07	0.40	(0.36)	–	(0.36)	–	–		–	$9.87	4.13%		$5,354,369	0.46%	3.38%	0.56%	28.68%
Year Ended October 31, 2005	$10.00	0.27	(0.15)	0.12	(0.29)	–	(0.29)	–	–		–	$9.83	1.24%		$6,741,317	0.49%	2.46%	0.59%	292.03%
Year Ended October 31, 2004	$10.00	0.27	(0.07)	0.20	(0.27)	(0.01)	(0.28)	–	0	.01(g)	0.07	$10.00	2	.69%(i)	$72,995,977	0.54%	2.63%	0.64%	129.96%

Service Class Shares
Year Ended October 31, 2008	$9.98	0.31	(0.10)	0.21	(0.34)	–	(0.34)	–	–		–	$9.85	2.06%		$61,077,709	0.81%	3.00%	0.90%	29.53%
Year Ended October 31, 2007	$9.87	0.35	0.16	0.51	(0.40)	–	(0.40)	–	–		–	$9.98	5.22%		$56,176,559	0.44%	3.88%	0.54%	37.81%
Year Ended October 31, 2006	$9.83	0.30	0.07	0.37	(0.33)	–	(0.33)	–	–		–	$9.87	3.78%		$67,817,068	0.79%	3.05%	0.89%	28.68%
Year Ended October 31, 2005	$10.00	0.24	(0.15)	0.09	(0.26)	–	(0.26)	–	–		–	$9.83	0.95%		$80,817,644	0.83%	2.31%	0.93%	292.03%
Year Ended October 31, 2004	$10.00	0.22	(0.07)	0.15	(0.22)	(0.01)	(0.23)	–	0	.01(g)	0.07	$10.00	2	.26%(j)	$263,900,278	0.97%	2.20%	1.07%	129.96%

(a) Excludes sales charge.
(b) Not annualized for periods less than one year.
(c) Annualized for periods less than one year.
(d) During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f) For the period from February 28, 2005 (commencement of operations) through October 31, 2005.
(g) Per share numbers prior to April 16, 2004 have been adjusted to reflect a 1.00620 for reverse stock split.
(h) The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.63%
(i) The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.97%
(j) The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.54%
(k) The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.58%
- Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 167

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Short Duration Bond Fund (Continued)

	Operations				Distributions										Ratios / Supplemental Data

			Net
			Realized															Ratio of
	Net		and														Ratio of Net	Expenses
	Asset		Unrealized													Ratio of	Investment	(Prior to
	Value,		Gains								Capital	Net			Net	Expenses	Income	Reimbursements)
	Beginning	Net	(Losses)	Total	Net	Net					Contributions	Asset			Assets	to Average	to Average	to Average
	of	Investment	from	from	Investment	Realized	Total	Redemption	Reverse		from	Value, End	Total		at End	Net	Net	Net	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	Stock Split		Advisor	of Period	Return (a)(b)		of Period	Assets (c)	Assets (c)	Assets (c)(d)	Turnover (e)

IRA Class Shares
Year Ended October 31, 2008	$9.98	0.30	(0.09)	0.21	(0.34)	–	(0.34)	–	–		–	$9.85	2.08%		$11,863,231	0.79%	3.01%	0.89%	29.53%
Year Ended October 31, 2007	$9.87	0.35	0.13	0.48	(0.37)	–	(0.37)	–	–		–	$9.98	4.94%		$14,979,965	0.71%	3.58%	0.82%	37.81%
Year Ended October 31, 2006	$9.83	0.28	0.08	0.36	(0.32)	–	(0.32)	–	–		–	$9.87	3.73%		$22,262,998	0.84%	2.99%	0.94%	28.68%
Year Ended October 31, 2005	$10.00	0.24	(0.15)	0.09	(0.26)	–	(0.26)	–	–		–	$9.83	0.90%		$43,888,211	0.83%	2.21%	0.93%	292.03%
Year Ended October 31, 2004	$10.00	0.23	(0.07)	0.16	(0.23)	(0.01)	(0.24)	–	0	.01(g)	0.07	$10.00	2	.30%(k)	$369,014,026	0.91%	2.29%	1.01%	129.96%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from February 28, 2005 (commencement of operations) through October 31, 2005.
(g)	Per share numbers prior to April 16, 2004 have been adjusted to reflect a 1.00620 for reverse stock split.
(h)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.63%
(i)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.97%
(j)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.54%
(k)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.58%
-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

168 Annual Report 2008

Nationwide Short Duration Bond Fund (Continued)

Notes to Financial Statements
October 31, 2008

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated as of October 30, 1997, as subsequently amended, was redomesticated as a Delaware statutory trust on February 28, 2005. The redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2008, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates thirty-six (36) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the eleven (11) funds listed below (each, a “Fund”; collectively, the “Funds”):

-	Nationwide International Value Fund (“International Value”)
-	Nationwide Large Cap Value (“Large Cap Value”)
-	Nationwide Micro Cap Equity Fund (“Micro Cap Equity”)
-	Nationwide Mid Cap Growth Fund (“Mid Cap Growth”)
-	Nationwide U.S. Small Cap Value Fund (“U.S. Small Cap Value”)
-	Nationwide Value Fund (“Value”)
-	Nationwide Value Opportunities Fund (“Value Opportunities”)
-	Nationwide Bond Fund (“Bond”)
-	Nationwide Enhanced Income Fund (“Enhanced Income”)
-	Nationwide Government Bond Fund (“Government Bond”)
-	Nationwide Short Duration Bond Fund (“Short Duration Bond”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short-term

 Annual Report 2008

Notes to Financial Statements (Continued)
October 31, 2008

debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the

170 Annual Report 2008

results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

Certain Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of that Fund’s NAV after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, each of the Funds is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin” payments, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value of the underlying hedged assets.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(g)	Securities Lending

To generate additional income, each of the Funds may lend their respective portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the

2008 Annual Report 171

Notes to Financial Statements (Continued)
October 31, 2008

market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of October 31, 2008, the following Fund(s) had securities with the following values on loan:

	Value of	Value of
Fund	Loaned Securities	Collateral

Micro Cap Equity	$316,656	$318,786

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for International Value, Large Cap Value, Mid Cap Growth, Micro Cap Equity, U.S. Small Cap Value, Value, and Value Opportunities and are declared daily and paid monthly for all other Funds. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences (i.e., reclassification of market discounts, foreign gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(i)	Federal Income Taxes

It is the policy of each Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after

172 Annual Report 2008

December 15, 2006, and is to be applied to all open tax years as of the effective date. Accordingly, the Funds were required to implement FIN 48 in their NAV per share calculations on April 30, 2008. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Funds’ current financial statements. Each Fund files U.S. federal income tax returns and, if applicable, returns in various state or foreign jurisdictions in which it invests. Each Fund’s taxable years 2005 to 2008 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to each Fund’s NAV and financial statements.

(j)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For each Fund, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total NAV of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) manages the investment of the assets and supervises the daily business affairs of the Funds (as shown in the table below). NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), whose parent company is Nationwide Corporation. NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for each of the Funds. The subadviser manages each of its respective Fund’s investments and has the responsibility for making all investment decisions for the applicable Funds.

The subadviser for each Fund is as follows:

Fund	Adviser	Subadviser

International Value	NFA	AllianceBernstein LP

Large Cap Value	NFA	NorthPointe Capital, LLC

Micro Cap Equity	NFA	NorthPointe Capital, LLC

Mid Cap Growth	NFA	NorthPointe Capital, LLC

U.S. Small Cap Value	NFA	Dimensional Fund Advisors LP

Value	NFA	Diamond Hill Capital Management, Inc.

Value Opportunities	NFA	NorthPointe Capital, LLC

Bond	NFA	Nationwide Asset Management, LLC (“NWAM”) (a)

Enhanced Income	NFA	Morley Capital Management, Inc.

Government Bond	NFA	NWAM (a)

Short Duration Bond	NFA	Morley Capital Management, Inc.

(a)	Effective January 1, 2008, NWAM, an affiliate of NFA, became subadviser to Money Market.

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. From these fees, pursuant to the subadvisory agreement, NFA pays fees

2008 Annual Report 173

Notes to Financial Statements (Continued)
October 31, 2008

to the subadviser. For the year ended October 31, 2008, the Funds paid investment advisory fees to NFA according to the schedule below:

		Total
Fund	Fee Schedule	Fees

International Value	All Assets	0.85%

Large Cap Value	Up to $100 million	0.75%
	On $100 million and more	0.70%

Micro Cap Equity	All Assets	1.25%

Mid Cap Growth	Up to $250 million	0.75%
	$250 million up to $1 billion	0.725%
	$1 billion up to $2 billion	0.70%
	$2 billion up to $5 billion	0.675%
	On $5 billion and more	0.65%

U.S. Small Cap Value	All Assets	0.95%

Value	All Assets	0.65%

Value Opportunities	Up to $250 million	0.70%
	$250 million up to $1 billion	0.675%
	$1 billion up to $2 billion	0.65%
	$2 billion up to $5 billion	0.625%
	On $5 billion and more	0.60%

Bond, Government Bond	Up to $250 million	0.50%
	$250 million up to $1 billion	0.475%
	$1 billion up to $2 billion	0.45%
	$2 billion up to $5 billion	0.425%
	On $5 billion and more	0.40%

Enhanced Income and Short Duration Bond(a)	Up to $500 million	0.35%
	$500 million up to $1 billion	0.34%
	$1 billion up to $3 billion	0.325%
	$3 billion up to $5 billion	0.30%
	$5 billion up to $10 billion	0.285%
	$10 billion and more	0.275%

(a)	NFA has agreed to voluntarily waive 0.10% of the advisory fee for Short Duration Bond until further written notice to the shareholders.

From such fees, pursuant to the subadvisory agreements, NFA paid the subadvisers $1,324,271,of which $283,108 was paid to affiliated subadvisers, for the year ended October 31, 2008.

NFA and cetain of the Funds have entered into written Expense Limitation Agreements, that limit operating expenses (excluding any taxes, interest, brokerage fees, Rule 12b-1 fees, short sale dividend expenses, administrative service fees, other expenditures which are capitalized in accordance with GAAP and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine

174 Annual Report 2008

expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until at least May 1, 2009:

Fund	Classes	Amount

International Value	All Classes	1.00%

Large Cap Value	All Classes	1.15%

Micro Cap Equity	All Classes	1.65%

Mid Cap Growth	All Classes	1.15%

U.S. Small Cap Value	All Classes	1.09%

Value	All Classes	0.85%

Value Opportunities	All Classes	1.10%

Enhanced Income	All Classes	0.45%

Short Duration Bond	All Classes	0.55%

NFA may request and receive reimbursement from the Funds for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by NFA is not permitted.

As of October 31, 2008, the cumulative potential reimbursements of the following Funds, based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursements to the Fund were made for expenses reimbursed by NFA, would be:

			Amount
	Amount Fiscal Year	Amount	Fiscal Year
Fund	2006	Fiscal Year 2007	2008

International Value	$ N/A	$ N/A	$70,312	(a)

Large Cap Value	—	638	7,575

Micro Cap Equity	—	2,816	44,254

Mid Cap Growth	27,464	42,826	50,328

U.S. Small Cap Value	N/A	N/A	50,475	(a)

Value	N/A	N/A	36,145	(b)

Value Opportunities	47,791	40.325	37,345

Enhanced Income	—	—	$115,330

Short Duration Bond	—	—	—

(a)	For the period December 21, 2007 (commencement of operations) to October 31, 2008.

(b)	For the period February 28, 2008 (commencement of operations) to October 31, 2008.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFS Distributors Inc.

2008 Annual Report 175

Notes to Financial Statements (Continued)
October 31, 2008

(“NFSDI”). These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

	Class A	Class B	Class C	Class R	Class X	Class Y	Service Class	IRA
Fund	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Class

International Value	0.25%	N/A	1.00%	N/A	N/A	N/A	N/A	N/A

Large Cap Value	0.25%	1.00%	1.00%	0.50%	N/A	N/A	N/A	N/A

Micro Cap Equity	0.25%	1.00%	1.00%	0.50%	N/A	N/A	N/A	N/A

Mid Cap Growth	0.25%	1.00%	1.00%	0.50%	N/A	N/A	N/A	N/A

U.S. Small Cap Value	0.25%	N/A	1.00%	N/A	N/A	N/A	N/A	N/A

Value	0.25%	N/A	1.00%	0.50%	N/A	N/A	N/A	N/A

Value Opportunities	0.25%	1.00%	1.00%	0.50%	N/A	N/A	N/A	N/A

Bond	0.25%	1.00%	1.00%	0.50%	0.85%	0.85%	N/A	N/A

Enhanced Income	0.25%	N/A	N/A	0.50%	N/A	N/A	N/A	N/A

Government Bond	0.25%	1.00%	1.00%	0.50%	0.85%	0.85%	N/A	N/A

Short Duration Bond	0.25%	N/A	0.75%	N/A	N/A	N/A	0.25%	0.25%

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A and Class D shares. These fees are deducted from and are not included in proceeds from sales of Class A and Class D shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A and Class D shares of the Funds. NFD also receives fees for services as principal underwriter for Class B and Class X shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B and Class X shares, which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions of Class B and Class X shares made within six years of the purchase. Class C and Class Y shares have a CDSC fee of 1% imposed on redemptions of Class C and Class Y shares of the Funds made within one year of purchase. For the year ended October 31, 2008, NFD received commissions of $81,121 from front-end sales charges of Class A and Class D shares and from CDSC fees from Class , Class C, Class X, and Class Y shares of the Funds, of which $24,991 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFSDI, provides various administrative and accounting services for the Funds, and serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.26%

$1 billion to $3 billion	0.19%

$3 billion to $4 billion	0.15%

$4 billion to $5 billion	0.08%

$5 billion to $10 billion	0.05%

$10 billion to $12 billion	0.03%

$12 billion or more	0.02%

176 Annual Report 2008

*	The assets of the Nationwide Investor Destinations Aggressive, Nationwide Investor Destinations Moderately Aggressive, Nationwide Investor Destinations Moderate, Nationwide Investor Destinations Moderately Conservative and Nationwide Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Nationwide Destination 2010, Nationwide Destination 2015, Nationwide Destination 2020, Nationwide Destination 2025, Nationwide Destination 2030, Nationwide Destination 2035, Nationwide Destination 2040, Nationwide Destination 2045, Nationwide Destination 2050, and Nationwide Retirement Income Funds (collectively, the “Target Destination Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Target Destination Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Funds.

NFA and Citi have agreed to designate certain sub-transfer agency agreements NFA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, Citi will credit to NFA an amount equal to the lesser of (i) the actual amount NFA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. Citi will calculate and credit such amounts to NFA’s fees on a monthly basis. All amounts will be credited to each applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, NFS and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D, Class R, and Institutional Service Class shares of each of the Funds (except for Short Duration Bond). For Short Duration Bond, these fees are based on an annual rate of up to 0.25% of the average daily net assets of the IRA Class and Service Class shares.

For the year ended October 31, 2008, NFS received the following amounts in administrative services fees from each Fund:

Fund	Amount

International Value	$130,708

Large Cap Value	16,202

Micro Cap Equity	41

Mid Cap Growth	—

U.S. Small Cap Value	21,442

Value	—

Value Opportunities	4,096

Enhanced Income	741

Bond	46,513

Government Bond	136,029

Short Duration Bond	67,121

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Board of Trustees and the Trust, the Board of Trustees has agreed to reimburse NFA for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program

2008 Annual Report 177

Notes to Financial Statements (Continued)
October 31, 2008

subject to the pre-approval of the Trust’s Audit Committee. For the year ended October 31, 2008, the Funds’ portion of such costs amounted to $4,577.

As of October 31, 2008, NFA or affiliates of NFA directly, owned the percentage indicated below of the shares outstanding of the applicable Fund:

Fund	% of Shares Outstanding Owned

International Value	0.03%

Mid Cap Growth	51.95%

U.S. Small Cap Value	0.19%

Value	57.27%

4. Short-Term Trading Fees

The Funds (except Enhanced Income) assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 30 calendar days of purchase (within 90 calendar days for Mid Cap Growth and within seven calendar days for Bond, Government Bond and Short Duration). The redemption fee, if any, is paid directly to the applicable Fund class and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the year ended October 31, 2008, the Funds had the following contributions to capital due to collection of redemption fees:

	Class	Class	Class	Class	Class	Class	Class	Institutional	Institutional	Service	IRA
Fund	A	B	C	D	R	X	Y	Class	Service Class	Class	Class

International Value	$398	N/A	$40	N/A	N/A	N/A	N/A	$—	$—	N/A	N/A

Large Cap Value	39	$1	105	N/A	$11	N/A	N/A	N/A	N/A	N/A	N/A

Micro Cap Equity	7,397	39	610	N/A	—	N/A	N/A	—	—	N/A	N/A

Mid Cap Growth	17	—	669	N/A	—	N/A	N/A	N/A	N/A	N/A	N/A

U.S. Small Cap Value	—	N/A	—	N/A	N/A	N/A	N/A	—	—	N/A	N/A

Value	—	N/A	—	N/A	—	N/A	N/A	N/A	N/A	N/A	N/A

Value Opportunities	30	8	22	N/A	—	N/A	N/A	—	N/A	N/A	N/A

Bond	—	—	34	$2	—	$—	$1	N/A	N/A	N/A	N/A

Government Bond	20	261	—	807	—	2	—	—	—	N/A	N/A

Short Duration Bond	696	N/A	—	N/A	N/A	N/A	N/A	N/A	N/A	$—	$—

178 Annual Report 2008

For the year ended October 31, 2007, the Funds had the following contributions to capital due to collection of redemption fees:

	Class	Class	Class	Class	Class	Class	Class	Institutional	Institutional	Service	IRA
Fund	A	B	C	D	R	X	Y	Class	Service Class	Class	Class

International Value (a)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Large Cap Value	$4,389	$—	$3	N/A	$—	N/A	N/A	N/A	N/A	N/A	N/A

Micro Cap Equity	1,467	3	507	N/A	—	N/A	N/A	$413	$—	N/A	N/A

Mid Cap Growth	3,079	—	—	N/A	—	N/A	N/A	—	N/A	N/A	N/A

U.S. Small Cap Value (a)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Value (b)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Value Opportunities	346	15	—	N/A	—	N/A	N/A	—	N/A	N/A	N/A

Bond	614	50	—	$43	—	$—	$—	N/A	N/A	N/A	N/A

Government Bond	3	—	—	512	—	—	—	—	—	N/A	N/A

Short Duration Bond	63	N/A	—	N/A	N/A	N/A	N/A	N/A	N/A	$32	$186

(a) The Fund commenced operations on December 21, 2007.

(b) The Fund commenced operations on February 28, 2008.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Funds’ custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, expiring on July 23, 2009, with a commitment fee of 0.07% per year on $100,000,000. There are three (3) other lenders participating in this arrangement. Advances taken by the Funds under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended October 31, 2008.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credits) when the Funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

2008 Annual Report 179

Notes to Financial Statements (Continued)
October 31, 2008

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2008, were as follows:

Fund	Purchases	Sales

International Value	$207,638,710	$18,931,314

Large Cap Value	30,054,325	42,044,349

Micro Cap Equity	27,612,844	52,519,878

Mid Cap Growth	4,085,411	6,825,718

U.S. Small Cap Value	21,349,705	3,344,735

Value	909,630	336,751

Value Opportunities	12,961,446	15,113,115

Bond	57,911,062	60,961,138

Enhanced Income	131,083,295	124,236,293

Government Bond	119,095,772	106,221,487

Short Duration Bond	24,252,810	20,039,541

Purchases and sales of U.S. Government securities for the year ended October 31, 2008, were as follows:

Fund	Purchases	Sales

Bond	$26,370,400	$37,339,982

Enhanced Income	23,223,984	2,257,632

Government Bond	63,819,059	52,683,273

Short Duration Bond	3,767,183	2,111,094

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience however, the Trust expects that risk of loss to be remote.

180 Annual Report 2008

9. New Accounting Pronouncements

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about each Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on each Fund’s financial statements and related disclosures.

In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivates and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (the “Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating what impact the adoption of the Amendment will have on each Fund’s financial statement disclosure.

10. Other

As of the close of business on September 17, 2008, Lehman Brothers Holdings, Inc. was in default of the security lending agreement with Micro Cap Equity and Bond as a result of it’s bankruptcy. Consequently, JPMorgan Chase Bank, as Securities Lending Agent, took possession of the collateral and repurchased the identical securities in the Funds through open market purchases on Setpember 23, 2008. Under Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“FAS 140”), the criteria for sales accounting have been met. As a result of recording the sale of the original securities out on loan at market value and the repurchase of the identical securities into the Funds at replacement value, Micro Cap Equity had a realized gain of $2,423 and Bond had a realized loss of ($4,290), which did not have an impact on the financial statements or net asset values of the respective Fund. The transactions are being treated as non-taxable events pursuant to Revenue Procedure 2008-63.

At October 31, 2008, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 10% of the total shares outstanding of the Funds as detailed below.

2008 Annual Report 181

Notes to Financial Statements (Continued)
October 31, 2008

Fund	% of Shares	Number of Accounts

International Value	91%	1

Large Cap Value	72%	3

Micro Cap Equity	56%	2

Mid Cap Growth	52%	1

U.S. Small Cap Value	92%	1

Value	57%	1

Value Opportunities	35%	2

Bond	24%	1

Enhanced Income	99%	4

Government Bond	70%	2

Short Duration Bond	58%	1

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the NAV of many mutual funds, including these Funds. Such events during this period have included, but are not limited to, the seizure of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation by U.S. banking regulators, the bankruptcy filing of Lehman Brothers and sale of Merrill Lynch to Bank of America, and the government bailout of AIG. These companies represent financial institutions with which certain of the Funds conduct business and/or whose securities are or may be held by the Funds. The potential investment of each Fund’s investments in these issuers, and the financial sector in general, as reflected in each Fund’s schedule of investments, may expose investors to the negative (or positive) performance resulting from these and other events. U.S. Government Agency securities and collateral received by the Funds under various arrangements may include bonds issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

11. Federal Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2008, was as follows: (Total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when paid.)

	Distributions paid from
		Net	Total	Return	Total
	Ordinary	Long-Term	Taxable	of	Distributions
Fund	Income	Capital Gains	Distributions	Capital	Paid

International Value	$—	$—	$—	$46,391	$46,391

Large Cap Value	835,866	3,319,549	4,155,415	—	4,155,415

Micro Cap Equity	—	12,394,374	12,394,374	2	12,394,376

Mid Cap Growth	195,109	497,746	692,855	—	692,855

U.S. Small Cap Value	30,168	—	30,168	—	30,168

Value	5,231	—	5,231	—	5,231

Value Opportunities	1,313,468	737,343	2,050,811	15,910	2,066,721

Bond	4,209,271	—	4,209,271	—	4,209,271

Enhanced Income	6,490,533	—	6,490,533	—	6,490,533

Government Bond	5,467,477	—	5,467,477	—	5,467,477

Short Duration Bond	2,461,428	—	2,461,428	—	2,461,428

182 Annual Report 2008

The tax character of distributions paid during the fiscal year ended October 31, 2007, was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from
		Net	Total	Return	Total
	Ordinary	Long-Term	Taxable	of	Distributions
Fund	Income	Capital Gains	Distributions	Capital	Paid

Large Cap Value	$1,682,186	$3,029,988	$4,712,174	$—	$4,712,174

Micro Cap Equity	12,284,554	15,949,692	28,234,246	—	28,234,246

Mid Cap Growth	35,851	438,536	474,387	—	474,387

Value Opportunities	1,294,682	884,994	2,179,676	—	2,179,676

Bond	4,897,064	—	4,897,064	—	4,897,064

Enhanced Income	12,978,993	—	12,978,993	—	12,978,993

Government Bond	5,325,826	—	5,325,826	—	5,325,826

Short Duration Bond	3,120,559	—	3,120,559	—	3,120,559

As of October 31, 2008, the components of accumulated earnings (deficit) on a tax basis were as follows: (Total distributions paid differ from the Staement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

								Total
	Undistributed	Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
	Tax Exempt	Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Earnings
Fund	Income	Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

International Value	$—	$—	$—	$—	$—	$(7,287,982)	$(75,209,316)	$(82,497,298)

Large Cap Value	—	29,882	—	29,882	—	(2,161,739)	(5,177,007)	(7,308,864)

Micro Cap Equity	—	—	—	—	—	(14,632,585)	(10,394,406)	(25,026,991)

Mid Cap Growth	—	—	—	—	—	(542,518)	(720,972)	(1,263,490)

U.S. Small Cap Value	—	403,820	—	403,820	—	—	(9,330,229)	(8,926,409)

Value	—	10,143	—	10,143	—	(78,856)	(326,788)	(395,501)

Value Opportunities	—	—	—	—	—	(2,603,303)	(2,115,827)	(4,719,130)

Bond	—	411,333	51,400	462,733	(401,689)	—	(7,660,057)	(7,599,013)

Government Bond	—	1,165,934	250,112	1,416,046	(490,468)	—	(1,224,381)	(298,803)

Enhanced Income	—	561,306	—	561,306	(482,081)	(6,110,287)	(1,916,302)	(7,947,364)

Short Duration Bond	—	195,558	—	195,558	(235,054)	(3,003,608)	(1,373,665)	(4,416,769)

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

2008 Annual Report 183

Notes to Financial Statements (Continued)
October 31, 2008

As of October 31, 2008, the tax cost of securities and the breakdown of unrealized appreciation / (depreciation) for each Fund were as follows:

				Net Unrealized
	Tax Cost	Unrealized	Unrealized	Appreciation
Fund	of Securities	Appreciation	Depreciation	(Depreciation)

International Value	$188,843,791	$305,877	$(75,515,193)	$(75,209,316)

Large Cap Value	21,195,769	187,928	(5,364,935)	(5,177,007)

Micro Cap Equity	27,906,413	1,006,547	(11,400,953)	(10,394,406)

Mid Cap Growth	2,926,286	58,473	(779,445)	(720,972)

U.S. Small Cap Value	33,462,020	835,247	(10,165,476)	(9,330,229)

Value	1,538,957	7,791	(334,579)	(326,788)

Value Opportunities	8,859,973	399,220	(2,515,047)	(2,115,827)

Bond	88,272,526	1,025,089	(8,685,146)	(7,660,057)

Government Bond	143,598,153	933,286	(2,157,667)	(1,224,381)

Enhanced Income	172,216,918	360,880	(2,277,182)	(1,916,302)

Short Duration Bond	75,972,629	744,502	(2,118,167)	(1,373,665)

As of October 31, 2008, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations

Fund	Amount	Expires

International Value	$7,287,982	2016

Large Cap Value	2,161,739	2016

Micro Cap Equity	14,632,585	2016

Mid Cap Growth	542,518	2016

Value	78,856	2016

Value Opportunities	2,603,303	2016

Enhanced Income	664,396	2009

Enhanced Income	1,947,216	2010

Enhanced Income	952,689	2011

Enhanced Income	1,507,694	2012

Enhanced Income	688,792	2014

Enhanced Income	349,500	2016

Short Duration Bond	569,688	2012

Short Duration Bond	1,446,234	2013

Short Duration Bond	798,570	2014

Short Duration Bond	60,208	2015

Short Duration Bond	128,908	2016

12. Subsequent Event

On December 3, 2008, the Board of Trustees approved the liquidation of Mid Cap Growth and Micro Cap Equity. The liquidation is expected to be completed by April 30, 2009. Pursuant to the plan of liquidation adopted by the Board, the Fund may set up a reserve account for expenses incurred in connection with the liquidation to ensure that all shareholders are treated fairly.

184 Annual Report 2008

Effective on our about January 30, 2009, the existing Class X and Class Y shares of Bond and Government Bond will be converted to Class A shares of the same fund, Class X and Y shares will no longer be offered as of the same date.

Effective on or about January 30, 2009, the IRA Class shares of Short Duration will be converted to Class A shares of the same fund.

Effective February 28, 2009, Class R shares will be renamed Class R2 shares of the same fund.

2008 Annual Report 185

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide International Value Fund, Nationwide Large Cap Value Fund, Nationwide Micro Cap Equity Fund, Nationwide Mid Cap Growth Fund, Nationwide U.S. Small Cap Value Fund, Nationwide Value Fund, Nationwide Value Opportunities Fund, Nationwide Bond Fund, Nationwide Enhanced Income Fund, Nationwide Government Bond Fund and Nationwide Short Duration Bond Fund (eleven series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2008 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2008

186 Annual Report 2008

Supplemental Information
(Unaudited)

1) Other Federal Tax Information

For the year ended October 31, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2008 Form 1099-DIV.

For the year ended October 31, 2008, the following Funds paid qualified dividend income:

Qualified
Dividend
Fund	Income

Large Cap Value	$800,902

Mid Cap Growth	24,701

U.S. Small Cap Value	18,190

Value	5,231

Value Opportunities	83,668

For the taxable year ended October 31, 2008, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends
Received
Fund	Deduction

Large Cap Value	97%

Mid Cap Growth	13%

U.S. Small Cap Value	60%

Value	100%

Value Opportunities	6%

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount

Large Cap Value	$3,319,548

Micro Cap Equity	12,394,374

Mid Cap Growth	497,746

Value Opportunities	737,343

2) Approval of Advisory (and Sub-advisory) Agreements

The Board of Trustees (the “Board”) met on September 13, 2007 (the “Meeting”), to consider, among other things, the creation of new series, including the Nationwide U.S. Small Cap Value Fund (“Small Cap Value”) and the Nationwide International Value Fund (“International Value,” together with Small Cap Value, the “Funds”), and to consider the proposed adviser, advisory services and advisory fees for such Funds. At the Meeting, the Board considered whether to approve an investment advisory agreement between Nationwide Fund Advisors (“NFA”) and Nationwide Mutual Funds (the “Trust”) on behalf of the Funds. The Board also considered NFA’s recommendation of Dimensional Fund Advisors as subadviser for Small Cap Value and AllianceBernstein L.P. as subadviser for International Value.

2008 Annual Report 187

Supplemental Information (Continued)
(Unaudited)

The Independent Trustees received assistance and advice from, and met separately with, independent counsel regarding their legal duties and responsibilities in considering the Funds’ proposed investment advisory agreement. The Board considered all information it deemed relevant, including, but not limited to, the following information with respect to the Funds:

1. the Funds’ proposed advisory fee and anticipated ancilliary benefits to NFA and the subadvisers;

2. the Funds’ proposed advisory fee in comparison to the advisory fees of the Funds’ proposed competitive peer groups;

3. the Funds’ proposed Lipper/Morningstar categories and benchmarks; and

4. the Funds’ projected total expenses in comparison to those of the Funds’ peer groups.

Because the Funds are new, the Board could not consider comparative information regarding Fund performance or the level of profitability (or lack thereof) that NFA would receive for investment management services provided to the Funds. Following its review and discussions, a majority of the Board, including a majority of the Independent Trustees (as such term is defined in Section 2(a)(19) of the 1940 Act), determined it was appropriate to approve the Funds’ advisory and subadvisory agreements for an initial period to run through May 1, 2009 for the following reasons:

The Board considered NFA’s recommendation to create Small Cap Value to provide long term capital appreciation. The Board considered that, under normal conditions, Small Cap Value would invest at least 80% of the value of its net assets in equity securities issued by small-cap companies, defined as those companies with a market capitalization of less than $4.5 billion, primarily focusing on the common stocks of those companies that the managers consider to be “value” companies. The Board reviewed and considered information regarding the proposed investment strategy, screening process, and portfolio construction methodology to be used by Dimensional Fund Advisors, as well as information regarding the performance of accounts similar to Small Cap Value that are managed by Dimensional Fund Advisors.

The Board considered NFA’s recommendation to create International Value to provide long-term capital appreciation. The Board considered that, under normal conditions, International Value would invest at least 80% of the value of its net asets in equity securities issued by companies that are located in, or that derive a significant portion of their earnings or revenues from, countries other than the United States. The Board reviewed and considered information regarding the proposed investment strategy, screening process, and portfolio construction methodology to be used by AllianceBernstein L.P., as well as information regarding the performance of accounts similar to International Value that are managed by AllianceBernstein L.P.

The Board considered the proposed fee arrangement for the Funds. The Board reviewed information comparing the proposed fee arrangements to fees for similar funds, and noted that the Funds would each have the benefit of an expense cap. The Board then reviewed the expense structure of the Funds and comparative fund expense data of similarly-managed competitor funds. NFA stated its belief that each Fund is competitively priced compared to peer fund groups. The Board then discussed with NFA and its affiliates the proposed marketing and distribution plans for each Fund.

The Board, including a majority of the Independent Trustees, having considered all of the information it deemed relevant and being satisfied with NFA’s and its affiliates’ responses to the Board’s questions determined to approve the investment advisory and subadvisory agreements for the Funds through May 1, 2009 and to undertake the Board’s review and any consideration of reapproval of the Funds’ advisory and subadvisory agreements at its December 2008-January 2009 Annual 15(c) Contract Review Meeting.

Nationwide Value Fund

The Board of Trustees (the “Board”) met on November 9, 2007 (the “Meeting”), to consider, among other things, the creation of new series, including the Nationwide Value Fund (“Value Fund”), and to consider the proposed adviser, advisory services and advisory fees for such Fund. At the Meeting, the Board considered whether to

188 Annual Report 2008

approve an investment advisory agreement between Nationwide Fund Advisors (“NFA”) and Nationwide Mutual Funds (the “Trust”) on behalf of the Fund. The Board also considered NFA’s recommendation of Diamond Hill Capital Management, Inc. (“Diamond Hill”) as subadviser for Value Fund.

The Independent Trustees received assistance and advice from, and met separately with, independent counsel regarding their legal duties and responsibilities in considering Value Fund’s proposed investment advisory agreement. The Board considered all information it deemed relevant, including, but not limited to, the following information with respect to Value Fund:

1. Value Fund’s proposed advisory fee and anticipated ancilliary benefits to NFA and the subadviser;

2. Value Fund’s proposed advisory fee in comparison to the advisory fees of the Fund’s proposed competitive peer groups;

3. Value Fund’s proposed Lipper/Morningstar categories and benchmarks; and

4. Value Fund’s projected total expenses in comparison to those of Value Fund’s peer groups.

Because Value Fund is new, the Board could not consider comparative information regarding Fund performance or the level of profitability (or lack thereof) that NFA would receive for investment management services provided to Value Fund. Following its review and discussions, a majority of the Board, including a majority of the Independent Trustees (as such term is defined in Section 2(a)(19) of the 1940 Act), determined it was appropriate to approve Value Fund’s advisory and subadvisory agreements for an initial period to run through May 1, 2009 for the following reasons:

The Board considered NFA’s recommendation to create Value Fund to provide long term capital appreciation. The Board considered that, under normal conditions, Value Fund would invest in common stocks that Value Fund’s subadviser believes to be undervalued, and would normally invest at least 80% of its net assets in large capitalization companies, defined as those companies with a market capitalization of $5 billion or greater or those companies within the range of companies included in the Russell 1000 index. The Board reviewed and considered information regarding the proposed investment strategy, screening process, and portfolio construction methodology to be used by Diamond Hill, as well as information regarding the performance of accounts similar to Value Fund that are managed by Diamond Hill.

The Board considered the proposed fee arrangement for Value Fund. The Board reviewed information comparing the proposed fee arrangements to fees for similar funds, and noted that Value Fund would each have the benefit of an expense cap. The Board then reviewed the expense structure of Value Fund and comparative fund expense data of similarly-managed competitor funds. NFA stated its belief that Value Fund Fund is competitively priced compared to peer fund groups. The Board then discussed with NFA and its affiliates the proposed marketing and distribution plans for Value Fund.

The Board, including a majority of the Independent Trustees, having considered all of the information it deemed relevant and being satisfied with NFA’s and its affiliates’ responses to the Board’s questions determined to approve the investment advisory and subadvisory agreements for Value Fund through May 1, 2009 and to undertake the Board’s review and any consideration of reapproval of Value Fund’s advisory and subadvisory agreements at its December 2008-January 2009 Annual 15(c) Contract Review Meeting.

2008 Annual Report 189

Management Information
(Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of
			Portfolios in the
	Position(s)Held		Nationwide Fund
	with the Trust		Complex	Other
Name, Address	and Length of	Principal Occupation(s)	Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management)	94	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee Since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting group) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America	94	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College	94	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST, a global management consulting firm	94	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee Since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 to June 2000 and President & CEO from June 1992 to October 1999	94	None

190 Annual Report 2008

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust (Continued)

			Number of
			Portfolios in the
	Position(s)Held		Nationwide Fund
	with the Trust		Complex	Other
Name, Address	and Length of	Principal Occupation(s)	Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 – 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund)	94	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts; Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation	94	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee Since 1995 and Chairman Since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology orientated investment banking and venture capital firm) from 1995 through 2000	94	None

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
[3]	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFA, the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, are wholly-owned subsidiaries of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

2008 Annual Report 191

Management Information (Continued)
(Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund	Other
	with the Trust		Complex	Directorships
Name, Address	and Length of	Principal Occupation(s)	Overseen	Held by
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee SinceFebruary 2000[4]	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	94	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

Michael S. Spangler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1966	President and Chief Executive Officer sinceJune 2008[5]
Mr. Spangler is the President and Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC [2] and Nationwide Fund Distributors LLC [2], and is a Senior Vice President of Nationwide Financial Services, Inc.[2] From May 2004 until May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc., and Vice President and Director of Touchstone Investments Business Operations from July 2002 until May 2004
			N/A	N/A

Stephen T. Grugeon Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Executive Vice President and Chief Operating Officer since June2008[6]
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. [2] Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company and includes Nationwide SA Capital Trust. [2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation, a subsidiary of NWD Investments, from 1999 through 2003.[2]
			N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer Since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]
			N/A	N/A

192 Annual Report 2008

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust (Continued)

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund	Other
	with the Trust		Complex	Directorships
Name, Address	and Length of	Principal Occupation(s)	Overseen	Held by
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Trustee[3]
Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated
			N/A	N/A

Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary Since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007). [2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant
			N/A	N/A

2008 Annual Report 193

Management Information (Continued)
(Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust (Continued)

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund	Other
	with the Trust		Complex	Directorships
Name, Address	and Length of	Principal Occupation(s)	Overseen	Held by
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Trustee[3]
Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008
Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008). [2] From January 2006 through April 2007, Mr. Butler was Vice President – Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President – Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	This position is held with an affiliated person or principal underwriter of the Trust.
[3]	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mr. Shisler resigned as a Trustee of the Trust effective September 19, 2008.
[5]	Prior to June 30, 2008, Mr. Grugeon served as the Trust’s acting President and Chief Executive Officer. Prior to February 2008, Mr. John H. Grady was the President and Chief Executive Officer.
[6]	From February 2008 through June 2008, Mr. Grugeon also served as acting President and Chief Executive Officer of Nationwide Mutual Funds, Nationwide Variable Insurance Trust and Nationwide Funds Group.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

194 Annual Report 2008

1200 River Road, Suite 1000
Conshohocken, PA 19428
nationwidefunds.com

Nationwide, the Nationwide Framemark, Nationwide Funds and On Your Side are federally registered service marks of Nationwide Mutual Insurance Company. Nationwide Funds Group is a service mark of Nationwide Mutual Insurance Company

©2008 Nationwide Funds Group.
All rights reserved.

AR-CORE 12/08

Nationwide Mutual Funds
Annual Report
October 31, 2008

Nationwide Bond Index Fund
Nationwide International Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide S&P 500 Index Fund
Nationwide Small Cap Index Fund

AnnualReport
October 31, 2008

Contents

1	Message to Shareholders
5	Nationwide Bond Index Fund
36	Nationwide International Index Fund
71	Nationwide Mid Cap Market Index Fund
92	Nationwide S&P 500 Index Fund
116	Nationwide Small Cap Index Fund
154	Notes to Financial Statements

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on nationwidefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

This page intentionally left blank

Message to Shareholders
October 31, 2008

Dear Shareholder:

Challenging developments in financial markets, as well as in the global economy particularly during the latter months of the annual reporting period, have dominated the news cycles. Commentators have described the decline as “unprecedented in our lifetime.” Unfortunately, I cannot contradict the pundits. Nearly across the board, markets are posting negative performance numbers in the double digits. As for our funds, while some performed well relative to their peer groups, most have lost value.

The causes for the prevailing negative market conditions have been well documented in the press and elsewhere. The failure of high-profile financial institutions and the extraordinary government intervention have left no asset class unaffected. While I can’t give you good news at this time, I can urge you to keep these events in perspective.

It’s important to remember that economic markets never stand still. They’re volatile by nature. Of course, that premise is easier to accept when markets are going up. However, we approach investing from a long-term perspective. Staying focused, adhering to a plan and remaining aware of your options will help you endure various market conditions.

Nationwide® and Nationwide Funds Groupsm continue to work with investors to help them keep a solid grasp on their long-term financial goals. Our approach is deliberate and our commitment is firm. We do not foresee a fast recovery from the ongoing economic and market turbulence. However, we believe that our underlying investment principles are sound.

In closing, we thank you for entrusting your assets to Nationwide Funds Group.

Sincerely,

Michael S. Spangler
President
Nationwide Mutual Funds

This report and the holdings provided are for informational purposes only, and are not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is subject to change at any time. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s internet site nationwidefunds.com.

There is no assurance that a diversified portfolio will produce better results than a nondiversified portfolio.

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any Fund will be achieved.

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper Inc.

Funds in the Lipper Intermediate Investment Grade Debt Funds category invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to 10 years.

Funds in the Lipper International Multi-Cap Core Funds category invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range during an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the United States with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index.

Funds in the Lipper Mid-Cap Core Funds category invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted

2008 Annual Report 1

Message to Shareholders (Continued)
October 31, 2008

basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the Standard & Poor’s (S&P) SuperComposite 1500 Index.

Funds in the Lipper S&P 500 Index Objective Funds category are passively managed, limited-expense (management fee no higher than 0.50%) funds designed to replicate the performance of the Standard & Poor’s 500® Index on a reinvested basis.

Funds in the Lipper Small-Cap Core Funds category invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

The Nationwide Bond Index Fund invests in a statistically selected sample of securities included in the Barclays Capital U.S. Aggregate Bond Index [formerly the Lehman Brothers (LB) U.S. Aggregate Index] and in derivative instruments linked to the Barclays Capital U.S. Aggregate Bond Index (formerly the LB U.S. Aggregate Index).

The Nationwide International Index Fund invests in a statistically selected sample of stocks included in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index and in derivative instruments linked to the MSCI EAFE Index.

The Nationwide Mid Cap Market Index Fund invests in a statistically selected sample of stocks included in the Standard & Poor’s MidCap 400 (S&P 400) Index and in derivative instruments linked to the S&P 400 Index.

The Nationwide S&P 500 Index Fund invests in a statistically selected sample of stocks included in the Standard & Poor’s 500® (S&P 500) Index and in derivative instruments linked to the S&P 500 Index.

The Nationwide Small Cap Index Fund invests in a statistically selected sample of stocks included in the Russell 2000® Index and in derivative instruments linked to the Russell 2000 Index.

Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers (LB) U.S. Aggregate Index): An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s MidCap 400 (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Sales charge and fee information:

Nationwide Bond Index Fund

Nationwide International Index Fund

Nationwide Mid Cap Market Index Fund

Nationwide S&P 500 Index Fund

Nationwide Small Cap Index Fund

2 Annual Report 2008

Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 1-800-848-0920 to request a prospectus, or download a prospectus at nationwidefunds.com. Please read it carefully before investing any money.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Small- and mid-sized company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

The Funds’ adviser or its employees may have a position in the securities named in this report. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with BlackRock Investment Management, LLC.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services, Inc. (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds. NFS is an affiliate of Nationwide Mutual Insurance Company.

2008 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the year ended October 31, 2008.

The economic conditions during the reporting period were driven by events that began to take shape in mid-year 2007 as the bursting of the U.S. housing bubble triggered a number of collateral impacts across the global economy. Specifically, substantial dislocations occurred in global financial markets. The financial imbalances and subprime mortgage default issues that became obvious to everyone in late 2007 mushroomed into a global financial crisis marked by diminishing liquidity and plunging asset values.

Financial services and cyclical stocks were the areas most aggressively pressured during the reporting period as the economy slowed and the residential housing market and the mortgages backing it soured. These problems included: (1) the failures of several prominent U.S. financial institutions; (2) the U.S. government’s takeover of Fannie Mae and Freddie Mac (the government-sponsored enterprises representing a large portion of the U.S. residential mortgage market); (3) the reorganization of Wall Street’s remaining investment banks (The Goldman Sachs Group, Inc. and Morgan Stanley) as bank holding companies; and (4) the need to pass a $700 billion Troubled Asset Relief Program (TARP) bill by the U.S. Congress.

In short, the reporting period was filled with events that have not happened in more than 50 years, and, in many cases, since the Great Depression. Worldwide recession fears, fueled by these financial problems, resulted in sizable double-digit declines in nearly all segments of the investment market as well as increased volatility throughout the reporting period, along with rapid changes in relative performance among economic sectors. This was especially true in commodities; prices both surged and fell sharply during the course of the reporting period.

Large-capitalization U.S. equities, as measured by the large-cap Standard & Poor’s 500® (S&P 500) Index, fell 36% during the reporting period as credit markets deteriorated and market volatility reached record levels. Mid-cap U.S. equities, as measured by the Standard & Poor’s MidCap 400 (S&P 400) Index, lost 37%, and small-cap U.S. equities, as measured by the Russell 2000® Index, declined 34%.

In general, international stocks were even more negatively affected than U.S. equities. International developed market stocks, as measured by the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, lost more than 46% during the reporting period, including a loss of more than 34% during the last three months of the period. Emerging market stocks, as measured by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, lost more than 56% during the reporting period, including a loss of more than 44% during the last three months of the period.

The reporting period was a time of general disappointment for fixed-income investors as well. The broad-based Barclays Capital U.S. Aggregate Bond Index [formerly Lehman Brothers (LB) U.S. Aggregate Bond Index] gained a mere 0.31%. Continuing credit market woes, however, coupled with uncertainty about the extent of government intervention to help ease the liquidity crunch, served to drag down U.S. investment-grade corporate bonds by nearly 14% during the reporting period.

4 Annual Report 2008

Nationwide Bond Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Barclays Capital U.S. Aggregate Bond Index [formerly Lehman Brothers (LB) U.S. Aggregate Index] as closely as possible before the deduction of Fund expenses. For the annual period ended October 31, 2008, the Nationwide Bond Index Fund (Class A at NAV) registered -0.23% versus +0.31% for its benchmark, the Capital U.S. Aggregate Bond Index [formerly Lehman Brothers (LB) U.S. Aggregate Index]. For broader comparison, the average return for the Fund’s closest Lipper Inc. peer category of Intermediate Investment Grade Debt Funds (consisting of 568 funds as of October 31, 2008) was -7.01% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

As the markets continued to experience extreme levels of volatility, investors looked to the highest-quality assets for safety. This flight to quality had a positive impact on three investment sectors – U.S. Treasury, Agency and Agency mortgage-backed securities – which all posted single-digit gains during the reporting period.

What areas of investment detracted from Fund performance?

Returns for corporate bonds and securitized issues lagged those of the broad market during the reporting period. The broad corporate bond sector dropped 13.82%, with financials posting the most notable underperformance. Financial issues posted a loss of 16.81% during the reporting period. Among securitized issues, commercial mortgage-backed securities, which registered a loss of 15.24%, and asset-backed securities, which registered a loss of 12.98%, were the weakest performers.

What is your outlook for the near term?

In today’s environment, higher-quality assets such as Agency mortgage-backed securities (MBS) and AAA-rated commercial mortgage-backed securities represent good investment value. Agency MBS benefited from the Treasury’s move to take Fannie Mae and Freddie Mac (the government-sponsored enterprises representing a large portion of the U.S. residential mortgage market) into conservatorship, and the positive effect on these assets should continue. As stability returns to the financial markets, spreads on high-quality mortgage and commercial mortgage bonds should gradually begin to recover. In the meantime, these securities are paying attractive yields. Current U.S. Treasury yields, on the other hand, do not offer value; the recent actions taken by the U.S. government will necessitate increasing auctions of Treasury debt to fund the $700 billion bailout package, recapitalize the Federal Deposit Insurance Corporation (FDIC) and stabilize American International Group (AIG).

Subadviser:
BlackRock Investment Management, LLC

Portfolio Managers:
Scott Amero, Matthew Marra and Andrew Phillips

2008 Annual Report 5

Fund Performance	Nationwide Bond Index Fund

Average Annual Total Return
(For periods ended October 31, 2008)

					Gross	Net
					Expense	Expense
		1 Yr.	5 Yr.	10 Yr.[1]	Ratio*	Ratio*

Class A	w/o SC2	-0.23%	2.90%	4.38%	0.76%	0.72%
	w/SC3	-5.97%	1.69%	3.77%

Class B4	w/o SC2	-0.94%	2.26%	3.93%	1.36%	1.32%
	w/SC5	-5.71%	1.92%	3.93%

Class C7	w/o SC2	-0.87%	2.27%	3.94%	1.36%	1.32%
	w/SC8	-1.82%	2.27%	3.94%

Institutional Class[6]		0.03%	3.26%	4.76%	0.36%	0.32%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Please see the Fund’s most recent prospectus for details.

[1]	These returns until the creation of Class A and Institutional shares (12/29/99) include the performance of the Master Aggregate Bond Index Series (the “Series”), which began operations on April 3, 1997. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Institutional Class shares would have produced because these classes of the Fund’s shares invested in the same portfolio of securities as the Series. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees applicable to such classes; if these fees were reflected, the performance for Class A and Institutional Class shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	These returns until the creation of Class B shares (10/12/01) include performance based on the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to October 11, 2001. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

[5]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[6]	Not subject to any sales charges.

[7]	These returns are based on the previous performance of the Fund for the period through December 28, 1999, the Class A shares from December 29, 1999 until October 11, 2001 and the Class B shares from October 12, 2001 to December 31, 2005. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because all classes invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C would have been lower.

[8]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Bond Index Fund, the Barclays Capital U.S. Aggregate Bond Index [Formerly Lehman Brothers Aggregate Bond Index (LB

6 Annual Report 2008

Aggregate Bond)](a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/08. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. government securities and corporate debt securities and is generally representative of the bond market as a whole.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Annual Report 7

Shareholder	Nationwide Bond Index Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2008

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Bond Index Fund			05/01/08	10/31/08	05/01/08 - 10/31/08[a]	05/01/08 - 10/31/08[a]

Class A Shares	Actual		1,000.00	962.37	3.06	0.62
	Hypothetical	[b]	1,000.00	1,022.02	3.15	0.62

Class B Shares	Actual		1,000.00	958.29	6.21	1.26
	Hypothetical	[b]	1,000.00	1,018.79	6.42	1.26

Class C Shares	Actual		1,000.00	959.02	6.49	1.32
	Hypothetical	[b]	1,000.00	1,018.51	6.71	1.32

Institutional Class Shares	Actual		1,000.00	962.90	1.57	0.32
	Hypothetical	[b]	1,000.00	1,023.53	1.62	0.32

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

8 Annual Report 2008

Portfolio Summary	Nationwide Bond Index Fund
October 31, 2008

Asset Allocation

U.S. Government Mortgage Backed Agencies	40.8%
U.S. Government Sponsored & Agency Obligations	32.7%
Corporate Bonds	17.5%
Commercial Mortgage Backed Securities	7.0%
Repurchase Agreement	6.3%
Sovereign Bonds	3.0%
Asset-Backed Securities	1.3%
Yankee Dollars	0.9%
Collateralized Mortgage Obligations	0.4%
Municipal Bonds	0.1%
Collateralized Debt Obligation	0.0%
Liabilities in excess of other assets	-10.0%

100.0%

Top Industries

Banks	6.6%
Diversified Financial Services	3.8%
Other Financial	3.1%
Oil, Gas & Consumable Fuels	1.0%
Telecommunications	0.9%
Specialty Retail	0.8%
Hotels, Restaurants & Leisure	0.8%
Insurance	0.7%
Media	0.7%
Other Utility	0.5%
Other	81.1%

100.0%

Top Holdings*

Federal Home Loan Mortgage Corp. TBA, 5.00%, 11/15/37	4.0%
Fannie Mae Pool, Pool #888022, 5.00%, 02/01/36	3.2%
U.S. Treasury Notes, 4.50%, 09/30/11	3.0%
U.S. Treasury Notes, 2.75%, 02/28/13	2.3%
Federal Home Loan Mortgage Corp. TBA, 4.50%, 11/15/22	2.2%
Freddie Mac Gold Pool, Pool #A49653, 5.50%, 06/01/36	1.9%
U.S. Treasury Notes, 4.63%, 02/29/12	1.8%
U.S. Treasury Notes, 4.75%, 02/15/10	1.6%
Federal Home Loan Mortgage Corp., 2.75%, 04/11/11	1.6%
U.S. Treasury Bond, 6.25%, 08/15/23	1.5%
Other	76.9%

100.0%

*	For purpose of listing top holdings, the repurchase agreement is included as part of Other.

2008 Annual Report 9

Statement of Investments
October 31, 2008

Nationwide Bond Index Fund

Asset-Backed Securities 1.3%

	Principal Amount	Value

Auto Loans 0.6%
Honda Auto Receivables Owner Trust, Series 2006-3, Class A3, 5.12%, 10/15/10	$3,948,160	$3,945,590
Nissan Auto Receivables Owner Trust, Series 2006-A, Class A3, 4.74%, 09/15/09	982,937	982,762

		4,928,352

Credit Card Loans 0.5%(a)
Citibank Credit Card Issuance Trust, Series 2006-A4, Class A4, 5.45%, 05/10/13	4,570,000	4,282,184

Home Equity Loans 0.2%(a)
Aegis Asset Backed Securities Trust, Series 2006-1, Class A1, 3.34%, 01/25/37	1,911,389	1,828,841

Total Asset-Backed Securities		11,039,377

Collateralized Debt Obligation 0.0%(b)

North Front Pass-Through Trust, 5.81%, 12/15/24	205,000	91,757

Collateralized Mortgage Obligation 0.4%(a)

Merrill Lynch Mortgage Investors, Inc., Series 2005-A7, Class 2A1, 5.39%, 09/25/35	4,361,007	3,354,996

Commercial Mortgage Backed Securities 7.0%

Banks 3.2%
Banc of America Commercial Mortgage, Inc.
Series 2005-4, Class A5A, 4.93%, 07/10/45	1,936,000	1,540,713
Series 2006-6, Class A4, 5.36%, 10/10/45	2,830,000	2,159,397
First Union National Bank Commercial Mortgage, Series 2000-C2, Class A2, 7.20%, 10/15/32	3,362,102	3,333,800
First Union National Bank-Bank of America Commercial Mortgage Trust, Series 2001-C1, Class A2, 6.14%, 03/15/33	2,058,550	2,004,520
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2005-FL1A, Class A2, 4.74%, 02/15/19(a)(b)	9,994,000	9,305,796
Series 2001-CIBC, Class B, 6.45%, 03/15/33	2,604,000	2,525,209
Series 2001-CIB3, Class A3, 6.47%, 11/15/35	2,264,000	2,172,827
Series 2001-CIB3, Class C, 7.09%, 11/15/35(a)(b)	1,292,000	1,243,150
Series 2005-LDP4, Class AM, 5.00%, 10/15/42(a)	1,546,000	1,047,141
Series 2006-LDP7, Class A4, 5.88%, 04/15/45(a)	2,321,000	1,841,614
Wachovia Bank Commercial Mortgage Trust, Series 2002-C1, Class C, 6.55%, 04/15/34	1,189,000	1,122,835

		28,297,002

Diversified Financial Services 2.2%
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class AJ, 4.66%, 06/11/41	1,384,000	911,736
CS First Boston Mortgage Securities Corp.
Series 2001-CK1, Class C, 6.73%, 12/18/35	2,078,000	2,028,471
Series 2002-CKS4, Class A2, 5.18%, 11/15/36	2,050,000	1,846,317
Greenwich Capital Commercial Funding Corp.
Series 2006-GG7, Class A4, 5.91%, 07/10/38(a)	6,120,000	4,881,168
Series 2007-GG9, Class A4, 5.44%, 03/10/39	4,660,000	3,474,707
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A5, 5.28%, 08/10/38(a)	2,133,000	1,872,180
LB-UBS Commercial Mortgage Trust, Series 2003-C8, Class A4, 5.12%, 11/15/32	2,161,000	1,861,893
Morgan Stanley Capital I, Series 2005-T19, Class A2, 4.73%, 06/12/47	2,153,000	2,033,796

		18,910,268

Electric Power 0.3%
GE Capital Commercial Mortgage Corp., Series 2005-C1, Class A2, 4.35%, 06/10/48	2,461,000	2,353,931

Hotels, Restaurants & Leisure 0.7%(a) (b)
TW Hotel Funding 2005 LLC, Series 2005-LUX, Class A1, 4.81%, 01/15/21	6,651,219	6,191,911

10 Annual Report 2008

Commercial Mortgage Backed Securities (continued)
	Principal Amount	Value

Mortgage-Backed 0.6%(a)
Commercial Mortgage Pass Through Certificates, Series 2005-LP5, Class A4, 4.98%, 05/10/43	$6,180,000	$4,987,016

Total Commercial Mortgage Backed Securities		60,740,128

Corporate Bonds 17.5%

Aerospace & Defense 0.1%
Boeing Co., 6.13%, 02/15/33	205,000	167,627
Lockheed Martin Corp.
7.65%, 05/01/16	123,000	126,591
Series B, 6.15%, 09/01/36	196,000	168,066

		462,284

Airlines 0.1%
United Technologies Corp.
6.35%, 03/01/11	127,000	128,870
4.88%, 05/01/15	560,000	510,289
5.40%, 05/01/35	308,000	239,536

		878,695

Auto Components 0.0%
Johnson Controls, Inc.
5.25%, 01/15/11	123,000	114,621
4.88%, 09/15/13	123,000	105,662

		220,283

Banks 3.2%
Banco Nacional de Comercio Exterior SNC, 3.88%, 01/21/09(b)	41,000	40,385
Bank of America Corp.
6.60%, 05/15/10	82,000	80,906
4.50%, 08/01/10	144,000	140,103
4.38%, 12/01/10	410,000	399,416
5.38%, 08/15/11	267,000	258,439
4.88%, 09/15/12	201,000	187,543
4.88%, 01/15/13	451,000	417,651
4.75%, 08/01/15	431,000	367,726
5.25%, 12/01/15	513,000	409,491
6.00%, 06/15/16	205,000	177,388
5.63%, 10/14/16	440,000	377,603
5.30%, 03/15/17	500,000	421,297
Bank of New York Mellon Corp. (The), 5.13%, 08/27/13	800,000	762,463
Bank of Tokyo-Mitsubishi UFJ Ltd., 7.40%, 06/15/11	246,000	233,179
Bank One Corp.
7.88%, 08/01/10	41,000	41,967
5.25%, 01/30/13	103,000	96,684
8.00%, 04/29/27	202,000	185,142
BB&T Corp.
6.50%, 08/01/11	1,358,000	1,355,012
4.75%, 10/01/12	164,000	148,783
Capital One Bank USA NA
5.75%, 09/15/10	164,000	152,527
5.13%, 02/15/14	410,000	348,370
Capital One Financial Corp.
5.50%, 06/01/15	308,000	256,608
5.25%, 02/21/17	211,000	165,185
Charter One Bank NA, 6.38%, 05/15/12	500,000	476,611
Citigroup, Inc.
4.13%, 02/22/10	369,000	354,547
4.63%, 08/03/10	226,000	217,551
6.50%, 01/18/11	92,000	89,554
5.13%, 02/14/11	62,000	58,756
6.00%, 02/21/12	103,000	97,589
5.25%, 02/27/12	850,000	787,883
5.63%, 08/27/12	205,000	178,303
5.30%, 01/07/16	1,321,000	1,053,369
5.85%, 08/02/16	287,000	249,176
6.63%, 06/15/32	232,000	168,723
5.88%, 02/22/33	82,000	54,763
5.88%, 05/29/37	200,000	146,265
Comerica, Inc., 4.80%, 05/01/15	123,000	65,102
Deutsche Bank AG London, 4.88%, 05/20/13	1,000,000	931,880
Eksportfinans AS, 5.50%, 05/25/16	267,000	277,639
FIA Card Services NA, 7.13%, 11/15/12(b)	140,000	136,491
Fifth Third Bank, 4.20%, 02/23/10	607,000	566,153
Golden West Financial Corp., 4.75%, 10/01/12	109,000	91,186
HBOS PLC, 5.46%, 11/29/49(b)	246,000	122,391
HSBC Bank USA NA
4.63%, 04/01/14	410,000	352,102
6.00%, 08/09/17	250,000	213,593
5.88%, 11/01/34	498,000	374,282
5.63%, 08/15/35	250,000	184,015
HSBC Holdings PLC, 6.50%, 05/02/36	500,000	395,590
JPMorgan Chase & Co.
4.50%, 11/15/10	828,000	819,137
4.60%, 01/17/11	410,000	398,272
6.63%, 03/15/12	447,000	438,024
4.75%, 03/01/15	176,000	149,635
5.15%, 10/01/15	349,000	303,852
6.00%, 01/15/18	750,000	672,812
JPMorgan Chase Bank NA
5.88%, 06/13/16	308,000	278,574
6.00%, 10/01/17	750,000	656,544
KeyBank NA
5.70%, 08/15/12	185,000	159,207

2008 Annual Report 11

Statement of Investments (Continued)
October 31, 2008

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Value

Banks (continued)

5.80%, 07/01/14	$103,000	$83,041
Korea Development Bank
4.75%, 07/20/09	615,000	595,340
5.75%, 09/10/13	82,000	66,758
Manufacturers & Traders Trust Co., 3.85%, 04/01/13(b)	300,000	251,186
Marshall & Ilsley Bank, 5.25%, 09/04/12	113,000	90,656
MBNA Corp., 5.00%, 05/04/10	226,000	223,059
National City Corp., 4.90%, 01/15/15	246,000	197,058
PNC Funding Corp., 5.25%, 11/15/15	246,000	207,856
Regions Financial Corp., 6.38%, 05/15/12	892,000	768,243
Royal Bank of Scotland Group PLC
5.00%, 11/12/13	164,000	136,649
5.05%, 01/08/15	219,000	167,944
Santander Central Hispano Issuances Ltd., 7.63%, 09/14/10	41,000	38,663
Sovereign Bank, 5.13%, 03/15/13	200,000	153,817
St. George Bank Ltd., 5.30%, 10/15/15(b)	164,000	141,054
State Street Bank & Trust Co., 5.30%, 01/15/16	200,000	170,841
SunTrust Bank
5.20%, 01/17/17	123,000	98,530
5.45%, 12/01/17	127,000	102,883
Synovus Financial Corp., 4.88%, 02/15/13	62,000	50,127
UBS AG
5.88%, 07/15/16	679,000	573,004
5.88%, 12/20/17	250,000	199,548
Union Planters Corp., 4.38%, 12/01/10	62,000	57,045
UnionBanCal Corp., 5.25%, 12/16/13	144,000	113,587
US Bancorp, Series P, 4.50%, 07/29/10	205,000	200,605
US Bank NA
6.38%, 08/01/11	249,000	246,490
4.95%, 10/30/14	185,000	175,006
4.80%, 04/15/15	92,000	86,169
Wachovia Bank NA
5.60%, 03/15/16	492,000	395,868
6.60%, 01/15/38	975,000	770,914
Wachovia Corp.
5.30%, 10/15/11	935,000	882,574
4.88%, 02/15/14	127,000	105,517
5.50%, 08/01/35	338,000	244,149
Wells Fargo & Co.
4.20%, 01/15/10	328,000	323,151
4.63%, 08/09/10	255,000	253,944
5.13%, 09/15/16	144,000	123,374
5.38%, 02/07/35	318,000	238,704
5.95%, 08/26/36	545,000	445,408

		27,522,201

Beverages 0.2%
Anheuser-Busch Cos., Inc.
4.38%, 01/15/13	21,000	18,418
5.00%, 03/01/19	164,000	119,577
5.75%, 04/01/36	151,000	95,963
6.00%, 11/01/41	103,000	62,934
Bottling Group LLC, 4.63%, 11/15/12	287,000	275,333
Coca-Cola Bottling Co. Consolidated, 5.00%, 11/15/12	62,000	57,608
Coca-Cola Enterprises, Inc.
8.50%, 02/01/12	146,000	156,439
6.95%, 11/15/26	103,000	91,159
6.75%, 09/15/28	494,000	422,146
Miller Brewing Co., 5.50%, 08/15/13(b)	103,000	98,572
Pepsi Bottling Group, Inc., 7.00%, 03/01/29	144,000	134,966
PepsiAmericas, Inc., 4.88%, 01/15/15	208,000	179,923

		1,713,038

Building Products 0.0%
Lafarge SA, 6.50%, 07/15/16	185,000	151,872
Stanley Works (The), 4.90%, 11/01/12	92,000	88,236

		240,108

Chemicals 0.2%
Albemarle Corp., 5.10%, 02/01/15	82,000	69,144
Cytec Industries, Inc., 6.00%, 10/01/15	113,000	90,497
Dow Chemical Co. (The), 6.00%, 10/01/12	310,000	294,011
E.I. du Pont de Nemours & Co., 5.25%, 12/15/16	515,000	453,197
Lubrizol Corp.
5.50%, 10/01/14	196,000	162,531
6.50%, 10/01/34	103,000	90,661
Praxair, Inc., 3.95%, 06/01/13	123,000	113,358
Rohm & Haas Co., 7.85%, 07/15/29	82,000	70,087
Sealed Air Corp., 6.95%, 05/15/09(b)	103,000	103,121
Yara International ASA, 5.25%, 12/15/14(b)	103,000	86,319

		1,532,926

Consumer Goods 0.1%
Cadbury Schweppes US Finance LLC, 5.13%, 10/01/13(b)	123,000	109,928
Fortune Brands, Inc.
5.13%, 01/15/11	287,000	265,409
5.38%, 01/15/16	585,000	450,631
Procter & Gamble Co.
4.85%, 12/15/15	123,000	117,936
5.80%, 08/15/34	405,000	349,021

		1,292,925

12 Annual Report 2008

Corporate Bonds (continued)
	Principal Amount	Value

Containers & Packaging 0.0%
Newell Rubbermaid, Inc., 4.00%, 05/01/10	$62,000	$58,900

Diversified Financial Services 1.6%
AXA Financial, Inc., 7.75%, 08/01/10	185,000	190,860
Bear Stearns Cos. LLC (The)
4.55%, 06/23/10	1,943,000	1,899,485
5.70%, 11/15/14	256,000	226,105
5.30%, 10/30/15	123,000	104,743
4.65%, 07/02/18	246,000	187,433
Goldman Sachs Group, Inc. (The)
6.60%, 01/15/12	72,000	68,054
5.25%, 10/15/13	605,000	516,716
5.13%, 01/15/15	461,000	382,564
5.35%, 01/15/16	453,000	372,438
5.75%, 10/01/16	700,000	576,547
5.63%, 01/15/17	1,350,000	989,252
6.13%, 02/15/33	450,000	333,229
6.75%, 10/01/37	700,000	455,909
Jefferies Group, Inc., 6.25%, 01/15/36	123,000	81,232
Kreditanstalt fuer Wiederaufbau
5.13%, 05/13/09	1,500,000	1,520,080
4.13%, 10/15/14	492,000	500,486
4.38%, 07/21/15	1,005,000	1,009,122
Landwirtschaftliche Rentenbank
4.88%, 02/14/11	615,000	651,347
5.25%, 07/15/11	250,000	267,898
5.13%, 02/01/17	600,000	623,316
Morgan Stanley
5.05%, 01/21/11	720,000	655,993
6.60%, 04/01/12	349,000	312,577
5.30%, 03/01/13	461,000	381,283
4.75%, 04/01/14	410,000	291,607
5.45%, 01/09/17	1,345,000	1,074,858
7.25%, 04/01/32	226,000	172,435

		13,845,569

Diversified Manufacturing 0.4%
3M Co, 5.70%, 03/15/37	235,000	207,742
Exelon Corp.
4.90%, 06/15/15	287,000	214,722
5.63%, 06/15/35	414,000	242,454
Honeywell International, Inc.
6.13%, 11/01/11	103,000	103,373
5.40%, 03/15/16	440,000	394,658
International Paper Co.
4.00%, 04/01/10	349,000	326,235
5.85%, 10/30/12	30,000	25,771
5.30%, 04/01/15	144,000	107,039
Kimberly-Clark Corp.
5.63%, 02/15/12	205,000	204,811
4.88%, 08/15/15	710,000	644,780
Masco Corp.
5.88%, 07/15/12	148,000	138,231
4.80%, 06/15/15	246,000	185,727
6.13%, 10/03/16	315,000	222,938
Pitney Bowes, Inc.
4.75%, 01/15/16	205,000	168,350
4.75%, 05/15/18	62,000	48,460
Westvaco Corp., 7.95%, 02/15/31	82,000	71,219
Weyerhaeuser Co.
6.75%, 03/15/12	443,000	381,269
7.38%, 03/15/32	154,000	105,650

		3,793,429

Electric Power 0.0%
Ohio Power Co., 6.00%, 06/01/16	349,000	296,927

Electric Utilities 0.5%
Alabama Power Co., 5.70%, 02/15/33	226,000	177,528
Appalachian Power Co., Series L, 5.80%, 10/01/35	144,000	92,936
Arizona Public Service Co., 5.50%, 09/01/35	150,000	84,320
Baltimore Gas & Electric Co., 5.90%, 10/01/16	615,000	509,243
Commonwealth Edison Co., Series 98, 6.15%, 03/15/12	82,000	78,131
Consolidated Edison Co. of New York, Inc.
Series 99-B, 7.15%, 12/01/09	25,000	25,189
Series 02-B, 4.88%, 02/01/13	86,000	79,779
Series 05-C, 5.38%, 12/15/15	123,000	107,656
Series 03-A, 5.88%, 04/01/33	82,000	59,617
Consumers Energy Co., Series F, 4.00%, 05/15/10	167,000	159,273
Florida Power & Light Co.
4.85%, 02/01/13	103,000	100,422
5.85%, 02/01/33	70,000	59,888
5.95%, 10/01/33	53,000	45,883
5.40%, 09/01/35	90,000	71,695
5.65%, 02/01/37	200,000	164,680
Florida Power Corp., 5.90%, 03/01/33	247,000	205,284
Georgia Power Co., Series K, 5.13%, 11/15/12	74,000	71,794
Metropolitan Edison Co., 4.88%, 04/01/14	164,000	140,344
MidAmerican Energy Co., 5.80%, 10/15/36	200,000	143,361
MidAmerican Energy Holdings Co.
5.88%, 10/01/12	441,000	417,540
6.13%, 04/01/36	555,000	408,530
Ohio Power Co., Series G, 6.60%, 02/15/33	164,000	125,306

2008 Annual Report 13

Statement of Investments (Continued)
October 31, 2008

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Value

Electric Utilities (continued)

Pacific Gas & Electric Co., 4.20%, 03/01/11	$492,000	$468,763
PSEG Power LLC
6.95%, 06/01/12	51,000	48,203
5.50%, 12/01/15	287,000	227,771
Public Service Electric & Gas Co., Series B, 5.13%, 09/01/12	135,000	126,547
Puget Sound Energy, Inc., 5.48%, 06/01/35	103,000	66,937
Southern Power Co., Series B, 6.25%, 07/15/12	174,000	172,190
Wisconsin Electric Power Co., 5.63%, 05/15/33	41,000	31,291

		4,470,101

Electronic Equipment & Instruments 0.2%
Cooper Industries, Inc., 5.50%, 11/01/09	72,000	70,543
General Electric Co., 5.00%, 02/01/13	946,000	892,351
Motorola, Inc.
7.63%, 11/15/10	111,000	97,096
7.50%, 05/15/25	144,000	112,225
Northrop Grumman Systems Corp.
7.13%, 02/15/11	274,000	276,387
7.75%, 02/15/31	82,000	82,357
Raytheon Co.
6.40%, 12/15/18	144,000	132,182
7.00%, 11/01/28	92,000	83,403
Rockwell Collins, Inc., 4.75%, 12/01/13	205,000	196,981

		1,943,525

Food Processors 0.3%
Archer-Daniels-Midland Co.
5.94%, 10/01/32	140,000	106,743
5.38%, 09/15/35	103,000	70,940
Campbell Soup Co., 4.88%, 10/01/13	164,000	158,136
ConAgra Foods, Inc.
6.75%, 09/15/11	62,000	60,566
7.00%, 10/01/28	154,000	120,522
General Mills, Inc., 6.00%, 02/15/12	185,000	181,472
Hershey Co. (The), 5.45%, 09/01/16	267,000	243,653
Kellogg Co., Series B, 7.45%, 04/01/31	103,000	102,878
Kraft Foods, Inc.
4.13%, 11/12/09	410,000	405,024
5.63%, 11/01/11	326,000	312,908
6.00%, 02/11/13	200,000	186,910
6.50%, 11/01/31	131,000	100,135
6.88%, 02/01/38	300,000	238,060
Sara Lee Corp., 6.25%, 09/15/11	174,000	167,138
SYSCO Corp., 5.38%, 09/21/35	74,000	53,162
Unilever Capital Corp.
7.13%, 11/01/10	76,000	78,552
5.90%, 11/15/32	144,000	116,922
W.M. Wrigley Jr. Co., 4.65%, 07/15/15	150,000	95,874

		2,799,595

Gas Distribution 0.2%
Southern California Gas Co., 4.80%, 10/01/12	267,000	257,161
Texas Eastern Transmission LP, 7.30%, 12/01/10	1,525,000	1,504,609

		1,761,770

Health Care Equipment & Supplies 0.1%
Baxter International, Inc., 4.63%, 03/15/15	53,000	47,581
Johnson & Johnson, 4.95%, 05/15/33	537,000	433,367
Medtronic, Inc., Series B, 4.38%, 09/15/10	129,000	126,564

		607,512

Health Care Providers & Services 0.0%
Quest Diagnostics, Inc., 5.45%, 11/01/15	376,000	304,299

Home Builder 0.0%
MDC Holdings, Inc., 5.50%, 05/15/13	103,000	85,132

Independent Finance 0.2%
Credit Suisse USA, Inc.
4.13%, 01/15/10	277,000	270,420
6.13%, 11/15/11	185,000	176,873
6.50%, 01/15/12	246,000	239,651
5.13%, 01/15/14	119,000	103,215
5.85%, 08/16/16	300,000	236,976
7.13%, 07/15/32	395,000	311,801

		1,338,936

Industrial Conglomerates 0.1%
AstraZeneca PLC, 5.40%, 06/01/14	155,000	147,176
Celulosa Arauco y Constitucion SA, 5.13%, 07/09/13	123,000	110,838
Goodrich Corp.
6.29%, 07/01/16	171,000	154,963
6.80%, 07/01/36	129,000	110,706

		523,683

Insurance 0.7%
Ace INA Holdings, Inc., 5.88%, 06/15/14	390,000	357,741
Aetna, Inc., 6.00%, 06/15/16	650,000	543,768
AIG Life Holdings US, Inc., 7.50%, 07/15/25	103,000	64,392
Allstate Corp. (The)
6.13%, 02/15/12	176,000	177,065

14 Annual Report 2008

Corporate Bonds (continued)
	Principal Amount	Value

Insurance (continued)

7.50%, 06/15/13	$425,000	$425,723
5.00%, 08/15/14	205,000	181,869
6.13%, 12/15/32	82,000	59,666
5.55%, 05/09/35	62,000	40,270
5.95%, 04/01/36	82,000	55,709
AXA Financial, Inc., 7.00%, 04/01/28	92,000	85,210
Chubb Corp., 6.00%, 05/11/37	225,000	160,254
Genworth Financial, Inc.
5.75%, 06/15/14	62,000	30,941
6.50%, 06/15/34	144,000	55,366
Hartford Financial Services Group, Inc.
4.75%, 03/01/14	82,000	61,433
6.10%, 10/01/41	41,000	23,227
Infinity Property & Casualty Corp., Series B, 5.50%, 02/18/14	82,000	81,751
Lincoln National Corp., 6.15%, 04/07/36	410,000	263,505
Marsh & McLennan Cos., Inc.
6.25%, 03/15/12	72,000	72,565
5.75%, 09/15/15	327,000	301,870
MetLife, Inc.
6.13%, 12/01/11	445,000	431,014
5.50%, 06/15/14	185,000	162,741
5.70%, 06/15/35	336,000	227,095
NLV Financial Corp., 7.50%, 08/15/33(b)	51,000	49,066
Progressive Corp. (The), 6.25%, 12/01/32	113,000	81,241
RLI Corp., 5.95%, 01/15/14	82,000	81,547
Travelers Cos., Inc. (The), 5.75%, 12/15/17	340,000	289,345
Travelers Property Casualty Corp., 6.38%, 03/15/33	133,000	97,307
UnitedHealth Group, Inc.
5.38%, 03/15/16	205,000	154,465
5.80%, 03/15/36	417,000	256,521
W.R. Berkley Corp., 5.13%, 09/30/10	72,000	71,966
WellPoint, Inc.
5.00%, 12/15/14	598,000	516,227
5.25%, 01/15/16	226,000	180,120
5.95%, 12/15/34	82,000	60,729
XL Capital Ltd., 5.25%, 09/15/14	541,000	359,312

		6,061,021

Leasing 0.0%
International Lease Finance Corp., 5.00%, 04/15/10	410,000	304,170

Leisure Equipment & Products 0.1%
Walt Disney Co. (The)
Series B, 6.38%, 03/01/12	97,000	98,354
Series B, 6.20%, 06/20/14	687,000	673,542

		771,896

Machinery 0.2%
Black & Decker Corp., 4.75%, 11/01/14	160,000	131,623
Caterpillar, Inc.
7.30%, 05/01/31	70,000	64,043
6.05%, 08/15/36	123,000	97,755
Deere & Co.
6.95%, 04/25/14	611,000	619,040
8.10%, 05/15/30	400,000	398,772
Dover Corp., 4.88%, 10/15/15	156,000	142,034
Emerson Electric Co., 6.00%, 08/15/32	57,000	47,958

		1,501,225

Media 0.7%
CBS Corp.
5.63%, 08/15/12	310,000	258,012
7.88%, 07/30/30	55,000	39,573
5.50%, 05/15/33	82,000	49,562
Comcast Cable Communications Holdings, Inc.
8.38%, 03/15/13	164,000	159,095
9.46%, 11/15/22	82,000	78,800
Comcast Cable Holdings LLC, 9.80%, 02/01/12	213,000	215,495
Comcast Corp.
5.85%, 01/15/10	351,000	344,054
5.90%, 03/15/16	287,000	246,984
6.50%, 01/15/17	507,000	445,673
7.05%, 03/15/33	205,000	169,961
6.50%, 11/15/35	70,000	53,735
6.45%, 03/15/37	488,000	374,769
COX Communications, Inc.
5.45%, 12/15/14	246,000	208,805
5.50%, 10/01/15	667,000	549,125
Historic TW, Inc., 6.88%, 06/15/18	122,000	99,543
Time Warner Cable, Inc., 6.20%, 07/01/13	500,000	456,141
Time Warner, Inc.
6.88%, 05/01/12	384,000	345,032
5.88%, 11/15/16(b)	475,000	380,160
7.63%, 04/15/31	773,000	618,088
7.70%, 05/01/32	648,000	523,457
Viacom, Inc.
6.25%, 04/30/16	351,000	283,038
6.88%, 04/30/36	226,000	157,764

		6,056,866

Metals & Mining 0.1%
Alcan, Inc.
5.00%, 06/01/15	205,000	154,624

2008 Annual Report 15

Statement of Investments (Continued)
October 31, 2008

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Value

Metals & Mining (continued)

5.75%, 06/01/35	$144,000	$89,527
Alcoa, Inc., 5.87%, 02/23/22	335,000	216,653
Barrick Gold Finance Co., 4.88%, 11/15/14	160,000	134,672
Newmont Mining Corp., 5.88%, 04/01/35	164,000	119,729
Placer Dome, Inc., 6.38%, 03/01/33	96,000	78,879
Vale Overseas Ltd., 6.88%, 11/21/36	556,000	399,478

		1,193,562

Mortgage Banks 0.1%
Countrywide Home Loans, Inc.
Series K, 5.63%, 07/15/09	390,000	377,493
Series L, 4.00%, 03/22/11	494,000	455,573

		833,066

Oil, Gas & Consumable Fuels 0.7%
Anadarko Petroleum Corp., 6.45%, 09/15/36	269,000	191,868
Apache Corp.
6.25%, 04/15/12	160,000	158,075
7.63%, 07/01/19	41,000	40,685
Atmos Energy Corp.
4.00%, 10/15/09	287,000	270,610
5.13%, 01/15/13	92,000	81,913
4.95%, 10/15/14	185,000	146,821
Boardwalk Pipelines LP, 5.20%, 06/01/18	62,000	46,112
Canadian Natural Resources Ltd., 6.25%, 03/15/38	660,000	460,558
Colonial Pipeline Co., 7.63%, 04/15/32	150,000	125,546
ConocoPhillips
8.75%, 05/25/10	246,000	256,229
4.75%, 10/15/12	270,000	255,985
5.90%, 10/15/32	123,000	95,426
ConocoPhillips Holding Co., 6.95%, 04/15/29	152,000	132,491
Devon Energy Corp., 7.95%, 04/15/32	250,000	226,532
Devon OEI Operating, Inc., 7.25%, 10/01/11	402,000	403,126
Enterprise Products Operating LP, Series B, 5.60%, 10/15/14	656,000	549,746
Hess Corp., 7.30%, 08/15/31	196,000	156,657
Kinder Morgan Energy Partners LP
7.50%, 11/01/10	144,000	137,647
6.75%, 03/15/11	64,000	61,708
5.80%, 03/15/35	144,000	91,225
Marathon Oil Corp., 6.80%, 03/15/32	82,000	61,287
Motiva Enterprises LLC, 5.20%, 09/15/12(b)	51,000	53,128
Murphy Oil Corp., 6.38%, 05/01/12	41,000	40,380
Occidental Petroleum Corp.
6.75%, 01/15/12	185,000	188,111
7.00%, 11/01/13	750,000	771,795
PTT PCL, 5.88%, 08/03/35(b)	123,000	73,613
Valero Energy Corp.
6.88%, 04/15/12	260,000	250,372
7.50%, 04/15/32	82,000	62,627
6.63%, 06/15/37	320,000	227,338
XTO Energy, Inc.
5.30%, 06/30/15	195,000	159,588
5.65%, 04/01/16	82,000	64,633
6.50%, 12/15/18	140,000	117,238
6.38%, 06/15/38	390,000	273,862

		6,232,932

Oilfield Machinery & Services 0.1%
Halliburton Co., 5.50%, 10/15/10	228,000	229,029
Nabors Industries, Inc., 5.38%, 08/15/12	29,000	28,427
Plains All American Pipeline LP, 5.63%, 12/15/13	230,000	190,377
Transocean, Inc., 7.50%, 04/15/31	123,000	104,196

		552,029

Other Financial 3.0%
AIG SunAmerica Global Financing X, 6.90%, 03/15/32(b)	287,000	171,100
American Express Co., 4.88%, 07/15/13	837,000	664,885
American General Finance Corp., Series H, 5.38%, 10/01/12	572,000	200,331
American International Group, Inc.
5.05%, 10/01/15	103,000	38,470
5.60%, 10/18/16	290,000	104,763
5.85%, 01/16/18	1,300,000	471,730
6.25%, 05/01/36	164,000	55,844
Ameritech Capital Funding Corp., 6.45%, 01/15/18	62,000	62,597
Anadarko Finance Co.
6.75%, 05/01/11	82,000	81,721
7.50%, 05/01/31	207,000	160,263
Apache Finance Canada Corp., 4.38%, 05/15/15	238,000	203,564
Associates Corp. of North America, 6.95%, 11/01/18	236,000	203,022
Berkshire Hathaway Finance Corp., 4.85%, 01/15/15	246,000	232,093
BHP Billiton Finance USA Ltd., 5.25%, 12/15/15	550,000	467,079
Boeing Capital Corp., 6.10%, 03/01/11	35,000	34,939
BP Capital Markets America, Inc., 4.20%, 06/15/18	103,000	76,323
BSKYB Finance UK PLC, 5.63%, 10/15/15(b)	103,000	87,781

16 Annual Report 2008

Corporate Bonds (continued)
	Principal Amount	Value

Other Financial (continued)

Bunge Ltd. Finance Corp., 5.10%, 07/15/15	$62,000	$44,738
Caterpillar Financial Services Corp.
5.05%, 12/01/10	260,000	254,117
5.50%, 03/15/16	205,000	177,410
CIT Group Funding Co. of Canada, 5.20%, 06/01/15	123,000	64,413
CIT Group, Inc.
4.75%, 12/15/10	139,000	85,162
5.13%, 09/30/14	174,000	87,378
5.40%, 01/30/16	123,000	60,699
5.85%, 09/15/16	575,000	286,751
6.00%, 04/01/36	144,000	68,796
Conoco Funding Co., 6.35%, 10/15/11	408,000	411,439
ConocoPhillips Australia Funding Co., 5.50%, 04/15/13	226,000	215,963
Continental Airlines, Inc.
Series 00-1, 7.92%, 05/01/10	250,000	222,500
Series 02-1, 6.56%, 08/15/13	162,000	132,840
CRH America, Inc., 6.00%, 09/30/16	465,000	335,497
Daimler Finance North America LLC
5.88%, 03/15/11	1,513,000	1,234,889
7.30%, 01/15/12	271,000	220,882
6.50%, 11/15/13	338,000	253,359
Deutsche Bank Financial LLC, 5.38%, 03/02/15(b)	123,000	105,504
Deutsche Telekom International Finance BV
5.25%, 07/22/13	513,000	454,407
5.75%, 03/23/16	623,000	510,051
8.25%, 06/15/30	256,000	226,674
Devon Financing Corp. ULC, 6.88%, 09/30/11	297,000	294,971
Diageo Capital PLC, 5.50%, 09/30/16	300,000	257,924
Diageo Finance BV, 5.30%, 10/28/15	451,000	392,006
EnCana Holdings Finance Corp., 5.80%, 05/01/14	791,000	699,062
General Electric Capital Corp.
Series A, 3.75%, 12/15/09	574,000	563,353
5.50%, 04/28/11	287,000	281,716
Series A, 5.88%, 02/15/12	41,000	39,046
Series A, 6.00%, 06/15/12	182,000	174,001
Series A, 4.88%, 03/04/15	431,000	368,188
Series A, 5.00%, 01/08/16	205,000	164,550
5.40%, 02/15/17	415,000	345,586
Series A, 5.63%, 09/15/17	1,150,000	940,173
Series A, 6.75%, 03/15/32	867,000	703,510
6.15%, 08/07/37	750,000	551,487
GlaxoSmithKline Capital, Inc., 5.38%, 04/15/34	139,000	103,038
H.J. Heinz Finance Co.
6.00%, 03/15/12	150,000	146,576
6.75%, 03/15/32	62,000	49,428
Hanson Australia Funding Ltd., 5.25%, 03/15/13	185,000	114,712
HSBC Finance Corp.
4.75%, 04/15/10	246,000	238,533
7.00%, 05/15/12	264,000	246,946
5.25%, 04/15/15	185,000	158,784
5.00%, 06/30/15	349,000	288,692
ING Security Life Institutional Funding, 4.25%, 01/15/10(b)	620,000	617,222
Inversiones CMPC SA, 4.88%, 06/18/13(b)	123,000	111,568
McDonnell Douglas Corp., 9.75%, 04/01/12	325,000	351,899
Mellon Funding Corp.
6.40%, 05/14/11	185,000	186,421
5.00%, 12/01/14	185,000	157,571
National Rural Utilities Cooperative Finance Corp.
4.75%, 03/01/14	226,000	188,299
5.45%, 04/10/17	400,000	312,653
Series C, 8.00%, 03/01/32	111,000	88,513
NiSource Finance Corp., 5.25%, 09/15/17	180,000	122,511
Nissan Motor Acceptance Corp., 4.63%, 03/08/10(b)	113,000	113,631
Oesterreichische Kontrollbank AG
4.50%, 03/09/15	164,000	169,262
4.88%, 02/16/16	250,000	257,580
Pemex Project Funding Master Trust
9.13%, 10/13/10	97,000	97,000
6.63%, 06/15/35	226,000	168,368
Popular North America, Inc., 4.70%, 06/30/09	226,000	217,153
Principal Life Global Funding I
6.25%, 02/15/12	150,000	146,438
5.25%, 01/15/13	615,000	560,505
Prudential Financial, Inc.
5.10%, 12/14/11	515,000	456,451
Series B, 5.10%, 09/20/14	205,000	155,088
6.00%, 12/01/17	500,000	379,886
Series B, 5.75%, 07/15/33	103,000	60,637
SLM Corp.
5.13%, 08/27/12	825,000	550,985
Series A, 5.38%, 05/15/14	759,000	465,514
Spectra Energy Capital LLC, 6.75%, 02/15/32	123,000	90,462
Telecom Italia Capital SA
6.20%, 07/18/11	144,000	122,182
4.95%, 09/30/14	205,000	147,731
5.25%, 10/01/15	730,000	500,711
6.00%, 09/30/34	160,000	87,079
Teva Pharmaceutical Finance LLC, 6.15%, 02/01/36	98,000	70,858

2008 Annual Report 17

Statement of Investments (Continued)
October 31, 2008

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Value

Other Financial (continued)

Textron Financial Corp., 4.60%, 05/03/10	$245,000	$226,481
TIAA Global Markets, Inc., 4.95%, 07/15/13(b)	600,000	564,052
Toll Brothers Finance Corp., 6.88%, 11/15/12	62,000	50,591
UFJ Finance Aruba AEC, 6.75%, 07/15/13	246,000	259,928
Verizon Communications, Inc.
4.90%, 09/15/15	410,000	347,061
5.85%, 09/15/35	82,000	60,119
Verizon Global Funding Corp.
6.88%, 06/15/12	205,000	198,373
7.38%, 09/01/12	363,000	355,384
4.38%, 06/01/13	256,000	226,242
7.75%, 12/01/30	810,000	723,622
Western & Southern Financial Group, Inc., 5.75%, 07/15/33(b)	103,000	75,084
Willis North America, Inc., 5.63%, 07/15/15	123,000	96,343

		26,029,714

Other Utility 0.5%
American Electric Power Co., Inc., 5.25%, 06/01/15	133,000	108,743
Consolidated Natural Gas Co., Series A, 5.00%, 12/01/14	396,000	329,901
Dominion Resources, Inc.
5.70%, 09/17/12	113,000	104,249
Series E, 6.30%, 03/15/33	308,000	217,064
Series B, 5.95%, 06/15/35	174,000	116,795
DTE Energy Co., 6.35%, 06/01/16	287,000	224,123
Duke Energy Ohio, Inc.
5.70%, 09/15/12	29,000	28,266
Series A, 5.40%, 06/15/33	51,000	35,921
Entergy Gulf States, Inc., 5.25%, 08/01/15	123,000	98,034
Entergy Mississippi, Inc., 5.15%, 02/01/13	201,000	183,972
FirstEnergy Corp., Series C, 7.38%, 11/15/31	287,000	222,603
New York State Electric & Gas Corp., 5.75%, 05/01/23	41,000	30,310
Oncor Electric Delivery Co.
6.38%, 05/01/12	383,000	364,169
6.38%, 01/15/15	308,000	273,762
Pacific Gas & Electric Co.
4.80%, 03/01/14	328,000	290,569
5.80%, 03/01/37	400,000	298,108
PacifiCorp, 5.25%, 06/15/35	123,000	87,636
Pepco Holdings, Inc.
6.45%, 08/15/12	74,000	70,270
7.45%, 08/15/32	82,000	62,492
Progress Energy, Inc.
7.10%, 03/01/11	85,000	84,243
7.75%, 03/01/31	164,000	137,469
Public Service Co. of Colorado, Series 15, 5.50%, 04/01/14	174,000	161,794
SCANA Corp.
6.88%, 05/15/11	359,000	359,046
6.25%, 02/01/12	103,000	101,166
Southern California Edison Co.
6.00%, 01/15/34	123,000	103,358
5.55%, 01/15/36	164,000	128,553
Virginia Electric and Power Co., Series A, 5.40%, 01/15/16	103,000	87,880
Westar Energy, Inc., 6.00%, 07/01/14	185,000	171,310
Xcel Energy, Inc.
5.61%, 04/01/17	173,000	145,874
6.50%, 07/01/36	123,000	95,800

		4,723,480

Pharmaceuticals 0.6%
Abbott Laboratories, 5.88%, 05/15/16	334,000	319,141
Bristol-Myers Squibb Co., 5.25%, 08/15/13	825,000	803,878
Eli Lilly & Co.
6.00%, 03/15/12	205,000	210,206
5.20%, 03/15/17	800,000	725,912
7.13%, 06/01/25	82,000	79,418
Genentech, Inc., 5.25%, 07/15/35	62,000	47,386
Merck & Co., Inc.
4.75%, 03/01/15	396,000	364,162
6.40%, 03/01/28	51,000	46,020
5.95%, 12/01/28	113,000	101,374
Pfizer, Inc., 4.65%, 03/01/18	185,000	163,350
Pharmacia Corp., 6.60%, 12/01/28	123,000	113,267
Schering-Plough Corp., 5.30%, 12/01/13	800,000	758,702
Wyeth
5.50%, 02/01/14	472,000	442,310
5.50%, 02/15/16	741,000	670,655
6.50%, 02/01/34	144,000	117,660
6.00%, 02/15/36	200,000	156,218

		5,119,659

Pipelines 0.2%
AGL Capital Corp., 4.45%, 04/15/13	123,000	107,636
CenterPoint Energy Resources Corp., 7.88%, 04/01/13	246,000	231,692
Consolidated Natural Gas Co., Series C, 6.25%, 11/01/11	313,000	298,941

18 Annual Report 2008

Corporate Bonds (continued)
	Principal Amount	Value

Pipelines (continued)

Duke Energy Carolinas LLC, 6.25%, 01/15/12	$970,000	$963,869
Texas Gas Transmission LLC, 4.60%, 06/01/15	123,000	96,707

		1,698,845

Publishing 0.1%
Gannett Co., Inc., 6.38%, 04/01/12	164,000	113,174
News America, Inc.
9.25%, 02/01/13	82,000	83,093
5.30%, 12/15/14	433,000	377,903
8.00%, 10/17/16	82,000	78,158
7.28%, 06/30/28	53,000	41,797
6.20%, 12/15/34	170,000	128,365
6.40%, 12/15/35	323,000	244,490
Thomson Reuters Corp., 4.25%, 08/15/09	174,000	170,648

		1,237,628

Real Estate Investment Trusts 0.5%
AvalonBay Communities, Inc.
6.63%, 09/15/11	62,000	57,415
5.50%, 01/15/12	465,000	405,669
Boston Properties LP, 5.00%, 06/01/15	360,000	269,163
Brandywine Operating Partnership LP, 5.63%, 12/15/10	125,000	108,721
Camden Property Trust, 5.00%, 06/15/15	103,000	72,502
Colonial Realty LP, 6.25%, 06/15/14	320,000	284,778
Developers Diversified Realty Corp., 5.38%, 10/15/12	205,000	153,251
Duke Realty LP
5.25%, 01/15/10	123,000	115,300
4.63%, 05/15/13	535,000	402,291
ERP Operating LP
5.25%, 09/15/14	278,000	207,967
5.38%, 08/01/16	205,000	140,287
HCP, Inc.
6.45%, 06/25/12	39,000	35,546
6.00%, 01/30/17	328,000	232,968
Health Care REIT, Inc., 6.00%, 11/15/13	123,000	105,676
Hospitality Properties Trust, 6.75%, 02/15/13	525,000	466,206
HRPT Properties Trust, 5.75%, 02/15/14	123,000	94,572
iStar Financial, Inc., 5.65%, 09/15/11	176,000	70,400
Liberty Property LP, 7.25%, 03/15/11	27,000	26,333
Prologis, 5.25%, 11/15/10	328,000	213,934
Simon Property Group LP
4.60%, 06/15/10	164,000	151,968
5.10%, 06/15/15	294,000	214,604
6.10%, 05/01/16	287,000	213,739
Vornado Realty LP, 5.60%, 02/15/11	144,000	143,120
Washington Real Estate Investment Trust, 5.25%, 01/15/14	82,000	76,818
Westfield Capital Corp. Ltd., 5.13%, 11/15/14(b)	107,000	85,680

		4,348,908

Road & Rail 0.2%
Burlington Northern Santa Fe Corp., 7.95%, 08/15/30	144,000	136,445
CSX Corp.
6.75%, 03/15/11	92,000	88,799
5.50%, 08/01/13	308,000	271,754
Norfolk Southern Corp.
6.75%, 02/15/11	371,000	357,632
5.59%, 05/17/25	59,000	45,159
7.25%, 02/15/31	437,000	388,139
SPI Electricity & Gas Australia Holdings Pty Ltd., 6.15%, 11/15/13(b)	131,000	125,981
TTX Co., 4.90%, 03/01/15(b)	154,000	161,955
Union Pacific Corp.
5.38%, 06/01/33	43,000	27,902
6.25%, 05/01/34	164,000	124,558

		1,728,324

Service Companies 0.2%
Omnicom Group, Inc., 5.90%, 04/15/16	123,000	97,049
Oracle Corp., 5.25%, 01/15/16	548,000	483,329
RR Donnelley & Sons Co.
4.95%, 04/01/14	82,000	62,025
6.13%, 01/15/17	400,000	283,059
Science Applications International Corp., 5.50%, 07/01/33	123,000	98,387
Waste Management, Inc.
7.38%, 08/01/10	103,000	98,375
6.38%, 11/15/12	144,000	131,141
7.00%, 07/15/28	113,000	79,406

		1,332,771

Specialty Retail 0.8%
Costco Wholesale Corp., 5.50%, 03/15/17	475,000	436,633
CVS Caremark Corp., 6.25%, 06/01/27	460,000	333,486
Home Depot, Inc.
5.25%, 12/16/13	1,120,000	943,395
5.40%, 03/01/16	410,000	314,307
JC Penney Corp., Inc.
8.00%, 03/01/10	321,000	305,367
5.75%, 02/15/18	600,000	421,475
Kroger Co. (The)
6.20%, 06/15/12	164,000	160,252

2008 Annual Report 19

Statement of Investments (Continued)
October 31, 2008

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Value

Specialty Retail (continued)

7.50%, 04/01/31	$178,000	$152,287
Lowe’s Cos., Inc., 6.50%, 03/15/29	164,000	133,455
Ltd Brands, Inc., 6.13%, 12/01/12	103,000	95,483
Macy’s Retail Holdings, Inc.
6.63%, 04/01/11	289,000	244,372
5.75%, 07/15/14	308,000	209,245
6.90%, 04/01/29	353,000	187,888
Safeway, Inc.
6.50%, 03/01/11	89,000	86,830
5.80%, 08/15/12	144,000	134,697
5.63%, 08/15/14	123,000	115,341
Target Corp.
10.00%, 01/01/11	46,000	50,112
7.00%, 07/15/31	121,000	95,193
6.35%, 11/01/32	217,000	162,521
Wal-Mart Stores, Inc.
4.13%, 07/01/10	287,000	288,120
4.13%, 02/15/11	267,000	267,586
5.00%, 04/05/12	1,300,000	1,316,240
7.55%, 02/15/30	82,000	79,607
5.25%, 09/01/35	492,000	368,901
Yum! Brands, Inc., 8.88%, 04/15/11	82,000	84,055

		6,986,848

Technology 0.2%
Cisco Systems, Inc.
5.25%, 02/22/11	205,000	205,174
5.50%, 02/22/16	433,000	401,364
Dell, Inc., 7.10%, 04/15/28	144,000	117,837
Hewlett-Packard Co., 6.50%, 07/01/12	208,000	208,653
International Business Machines Corp.
4.75%, 11/29/12	359,000	347,139
5.88%, 11/29/32	732,000	587,964

		1,868,131

Telecommunications 0.9%
America Movil SAB de CV
5.75%, 01/15/15	155,000	128,267
6.38%, 03/01/35	123,000	85,797
AT&T Mobility LLC, 7.13%, 12/15/31	287,000	224,552
AT&T, Inc.
5.30%, 11/15/10	267,000	264,963
6.25%, 03/15/11	330,000	324,888
5.88%, 08/15/12	295,000	282,999
5.10%, 09/15/14	597,000	521,415
5.63%, 06/15/16	205,000	179,929
6.15%, 09/15/34	814,000	624,110
BellSouth Corp.
6.00%, 10/15/11	583,000	567,427
5.20%, 09/15/14	349,000	305,683
6.55%, 06/15/34	123,000	96,465
British Telecommunications PLC
8.35%, 12/15/10	740,000	731,142
9.15%, 12/15/30	391,000	354,062
Embarq Corp.
6.74%, 06/01/13	433,000	376,710
7.08%, 06/01/16	92,000	70,840
France Telecom SA(c)
7.75%, 03/01/11	167,000	165,176
8.50%, 03/01/31	283,000	266,660
GTE Corp.
6.84%, 04/15/18	144,000	130,123
6.94%, 04/15/28	103,000	79,379
Koninklike KPN NV, 8.00%, 10/01/10	215,000	205,886
New Cingular Wireless Services, Inc.
8.13%, 05/01/12	31,000	30,730
8.75%, 03/01/31	224,000	208,355
Rogers Wireless, Inc., 7.25%, 12/15/12	540,000	522,366
Telecom Italia Capital SA, 5.25%, 11/15/13	410,000	311,205
Telefonos de Mexico SAB de CV, 5.50%, 01/27/15	164,000	132,509
Vodafone Group PLC
5.00%, 12/16/13	461,000	402,640
7.88%, 02/15/30	144,000	128,648
6.15%, 02/27/37	410,000	307,082

		8,030,008

Transportation 0.1%
General Dynamics Corp., 4.25%, 05/15/13	175,000	163,867
Southwest Airlines Co., 5.13%, 03/01/17	103,000	77,138
United Parcel Service, Inc.
8.38%, 04/01/20	82,000	99,817
8.38%, 04/01/30	123,000	132,123

		472,945

Total Corporate Bonds		152,775,866

Municipal Bonds 0.1%

Illinois 0.1%
State of Illinois, 5.10%, 06/01/33	695,000	578,733

Texas 0.0%
City of Dallas, Texas, 5.25%, 02/15/24	492,000	478,067

Total Municipal Bonds		1,056,800

20 Annual Report 2008

Sovereign Bonds 3.0%

CANADA 0.7%
Province of British Columbia, Canada, 4.30%, 05/30/13	$111,000	$114,869
Province of Manitoba, Canada
Series EM, 7.50%, 02/22/10	205,000	218,802
5.00%, 02/15/12	1,025,000	1,082,650
Province of Nova Scotia, Canada, 5.13%, 01/26/17	615,000	629,119
Province of Ontario, Canada
4.38%, 02/15/13	297,000	306,536
4.50%, 02/03/15	463,000	461,899
4.75%, 01/19/16	205,000	206,692
Province of Quebec, Canada
5.00%, 07/17/09	2,215,000	2,257,105
4.60%, 05/26/15	246,000	251,471
Series PD, 7.50%, 09/15/29	402,000	507,619

		6,036,762

CHILE 0.0%
Chile Government International Bond, 5.50%, 01/15/13	123,000	125,927

CHINA 0.0%
China Government International Bond, 4.75%, 10/29/13	205,000	193,948

ITALY 0.3%
Italian Republic
3.25%, 05/15/09	697,000	702,793
4.38%, 06/15/13	390,000	404,100
4.50%, 01/21/15	652,000	676,349
4.75%, 01/25/16	287,000	292,197
6.88%, 09/27/23	174,000	202,305
5.38%, 06/15/33	584,000	591,800

		2,869,544

LUXEMBOURG 0.9%
European Investment Bank
5.00%, 02/08/10	6,151,000	6,355,373
4.63%, 05/15/14	630,000	651,939
5.13%, 09/13/16	250,000	260,851

		7,268,163

MEXICO 0.2%
Mexico Government International Bond
6.38%, 01/16/13	795,000	795,000
6.75%, 09/27/34	1,423,000	1,181,090

		1,976,090

POLAND 0.0%
Poland Government International Bond, 5.00%, 10/19/15	156,000	135,521

REPUBLIC OF KOREA 0.1%
Export-Import Bank of Korea
4.63%, 03/16/10	287,000	270,310
5.13%, 02/14/11	246,000	224,386
Republic of Korea, 4.25%, 06/01/13	492,000	422,165

		916,861

SOUTH AFRICA 0.0%
South Africa Government International Bond, 6.50%, 06/02/14	144,000	119,520

SPAIN 0.1%
Telefonica Emisiones SAU, 6.42%, 06/20/16	1,080,000	937,515

SWEDEN 0.5%
Svensk Exportkredit AB, Series A, 4.88%, 09/29/11	4,101,000	4,112,565

UNITED STATES 0.2%
Inter-American Development Bank
5.00%, 04/05/11	250,000	260,113
5.13%, 09/13/16	415,000	426,072
6.80%, 10/15/25	287,000	330,574
International Bank for Reconstruction & Development, 7.63%, 01/19/23	677,000	837,145

		1,853,904

VENEZUELA 0.0%
Corp. Andina de Fomento, 6.88%, 03/15/12	164,000	157,114

Total Sovereign Bonds		26,703,434

U.S. Government Mortgage Backed Agencies 40.8%

Fannie Mae Pool
Pool #560868, 7.50%, 02/01/31	2,690	2,846
Pool #607212, 7.50%, 10/01/31	63,588	67,256
Pool #607559, 6.50%, 11/01/31	1,731	1,769
Pool #607632, 6.50%, 11/01/31	554	567
Pool #661664, 7.50%, 09/01/32	64,191	67,977
Pool #254548, 5.50%, 12/01/32	87,563	85,807
Pool #656559, 6.50%, 02/01/33	181,717	185,420
Pool #694846, 6.50%, 04/01/33	25,927	26,293
Pool #750229, 6.50%, 10/01/33	156,527	158,738
Pool #725027, 5.00%, 11/01/33	3,361,449	3,191,766
Pool #788027, 6.50%, 09/01/34	144,678	147,173
Pool #804847, 4.50%, 01/01/35	225,435	205,057
Pool #735141, 5.50%, 01/01/35	6,038,418	5,902,239
Pool #256023, 6.00%, 12/01/35	4,611,739	4,611,499
Pool #596462, 6.50%, 12/01/35	6,100,000	6,162,891
Pool #888022, 5.00%, 02/01/36	29,491,881	27,966,291
Pool #885398, 5.00%, 06/01/36	12,465,642	11,814,962

2008 Annual Report 21

Statement of Investments (Continued)
October 31, 2008

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)
	Principal Amount	Value

Pool #888077, 5.00%, 08/01/36	$1,872,470	$1,774,439
Pool #894441, 5.85%, 08/01/36(a)	6,169,966	6,241,333
Pool #908698, 6.50%, 10/01/36	929,505	942,634
Pool #906185, 5.97%, 01/01/37(a)	3,923,625	3,955,821
Pool #919390, 6.50%, 05/01/37	401,020	406,725
Pool #919496, 6.50%, 05/01/37	28,354	28,758
Pool #937723, 6.50%, 06/01/37	567,239	575,308
Pool #937776, 6.50%, 06/01/37	507,405	514,623
Pool #939745, 6.50%, 06/01/37	1,612,028	1,634,959
Pool #939749, 6.50%, 06/01/37	835,365	847,248
Pool #899585, 6.00%, 07/01/37	1,678,580	1,678,661
Pool # 888637, 6.00%, 09/01/37	266,279	266,292
Pool #946614, 6.00%, 09/01/37	3,256,972	3,257,128
Pool #889116, 6.00%, 02/01/38	10,694,956	10,695,468
Federal Home Loan Mortgage Corp. TBA
4.50%, 11/15/22	20,000,000	18,987,500
5.50%, 11/15/22	400,000	398,125
5.00%, 11/15/37	36,700,000	34,727,375
5.50%, 12/15/37	4,000,000	3,896,248
Federal National Mortgage Association TBA
5.50%, 12/01/19	4,800,000	4,777,498
5.00%, 12/15/20	11,100,000	10,825,941
5.50%, 11/15/36	3,000,000	2,930,625
6.00%, 11/15/37	13,200,000	13,191,750
Freddie Mac Gold Pool
Pool #E00282, 6.50%, 03/01/09	3,929	4,029
Pool #G10399, 6.50%, 07/01/09	695	702
Pool #E00394, 7.50%, 09/01/10	11,932	12,349
Pool #M80898, 4.50%, 02/01/11	269,141	272,873
Pool #M80904, 4.50%, 03/01/11	166,272	164,602
Pool #M80917, 4.50%, 05/01/11	41,237	41,808
Pool #M80926, 4.50%, 07/01/11	162,543	164,796
Pool #M80934, 4.50%, 08/01/11	201,948	199,919
Pool #G10940, 6.50%, 11/01/11	5,337	5,472
Pool #G11130, 6.00%, 12/01/11	44,617	45,716
Pool #M80981, 4.50%, 07/01/12	86,358	86,086
Pool #E00507, 7.50%, 09/01/12	1,541	1,614
Pool #G10749, 6.00%, 10/01/12	35,191	35,421
Pool #M81009, 4.50%, 02/01/13	110,060	108,954
Pool #E69050, 6.00%, 02/01/13	21,373	21,513
Pool #E72896, 7.00%, 10/01/13	11,557	12,181
Pool #G11612, 6.00%, 04/01/14	24,472	25,063
Pool #E00677, 6.00%, 06/01/14	57,091	57,856
Pool #E00802, 7.50%, 02/01/15	27,914	29,405
Pool #G11001, 6.50%, 03/01/15	20,885	21,417
Pool #G11003, 7.50%, 04/01/15	1,545	1,627
Pool #G11164, 7.00%, 05/01/15	4,978	5,255
Pool #E81396, 7.00%, 10/01/15	991	1,047
Pool #E81394, 7.50%, 10/01/15	8,927	9,410
Pool #E84097, 6.50%, 12/01/15	2,941	3,016
Pool #E00938, 7.00%, 01/01/16	13,880	14,660
Pool #E82132, 7.00%, 01/01/16	2,822	2,980
Pool #E82815, 6.00%, 03/01/16	9,695	9,759
Pool #G11972, 6.00%, 04/01/16	167,877	168,989
Pool #E83231, 6.00%, 04/01/16	2,732	2,750
Pool #E83233, 6.00%, 04/01/16	7,297	7,345
Pool #E83046, 7.00%, 04/01/16	1,547	1,633
Pool #E00975, 6.00%, 05/01/16	40,023	40,544
Pool #E83355, 6.00%, 05/01/16	10,808	10,880
Pool #E83636, 6.00%, 05/01/16	18,609	18,733
Pool #E83933, 6.50%, 05/01/16	764	784
Pool #E00985, 6.00%, 06/01/16	22,361	22,651
Pool #E00987, 6.50%, 06/01/16	19,607	20,308
Pool #E84236, 6.50%, 06/01/16	4,983	5,110
Pool #E00996, 6.50%, 07/01/16	2,408	2,494
Pool #E84912, 6.50%, 08/01/16	11,006	11,287
Pool #E85117, 6.50%, 08/01/16	6,642	6,812
Pool #E85387, 6.00%, 09/01/16	25,619	25,789
Pool #E85800, 6.50%, 10/01/16	5,181	5,313
Pool #E86183, 6.00%, 11/01/16	3,362	3,384
Pool #E01083, 7.00%, 11/01/16	4,757	5,012
Pool #G11207, 7.00%, 11/01/16	12,282	12,972
Pool #E86746, 5.50%, 12/01/16	53,507	53,302
Pool #E86533, 6.00%, 12/01/16	6,780	6,825
Pool #E87584, 6.00%, 01/01/17	6,915	6,961
Pool #E01095, 6.00%, 01/01/17	9,105	9,220
Pool #E86995, 6.50%, 01/01/17	22,930	23,516
Pool #E87291, 6.50%, 01/01/17	27,581	28,286
Pool #E87446, 6.50%, 01/01/17	4,895	5,021
Pool #E88076, 6.00%, 02/01/17	7,374	7,423
Pool #E88055, 6.50%, 02/01/17	43,300	44,408
Pool #E88106, 6.50%, 02/01/17	27,009	27,700
Pool #E01127, 6.50%, 02/01/17	14,655	15,179
Pool #E88134, 6.00%, 03/01/17	2,292	2,307
Pool #E88474, 6.00%, 03/01/17	13,521	13,611
Pool #E88768, 6.00%, 03/01/17	36,441	36,684
Pool #E01137, 6.00%, 03/01/17	13,963	14,138
Pool #E01138, 6.50%, 03/01/17	7,408	7,672
Pool #E88729, 6.00%, 04/01/17	10,956	11,029
Pool #E89149, 6.00%, 04/01/17	17,104	17,218
Pool #E89151, 6.00%, 04/01/17	12,581	12,665
Pool #E89217, 6.00%, 04/01/17	9,455	9,518
Pool #E89222, 6.00%, 04/01/17	66,555	66,999
Pool #E89347, 6.00%, 04/01/17	3,268	3,289
Pool #E89496, 6.00%, 04/01/17	13,615	13,706
Pool #E01139, 6.00%, 04/01/17	62,894	63,673
Pool #E89203, 6.50%, 04/01/17	5,854	6,004
Pool #E89788, 6.00%, 05/01/17	8,202	8,257
Pool #E89530, 6.00%, 05/01/17	39,863	40,130
Pool #E89746, 6.00%, 05/01/17	85,898	86,471
Pool #E89909, 6.00%, 05/01/17	14,037	14,131
Pool #E01140, 6.00%, 05/01/17	55,102	55,784
Pool #G11409, 6.00%, 05/01/17	83,965	84,524
Pool #E89924, 6.50%, 05/01/17	41,371	42,430

22 Annual Report 2008

U.S. Government Mortgage Backed Agencies (continued)
	Principal Amount	Value

Pool #E01156, 6.50%, 05/01/17	$21,239	$21,996
Pool #E90194, 6.00%, 06/01/17	10,658	10,729
Pool #E90227, 6.00%, 06/01/17	8,828	8,887
Pool #E90313, 6.00%, 06/01/17	4,444	4,473
Pool #E01157, 6.00%, 06/01/17	38,921	39,399
Pool #B15071, 6.00%, 06/01/17	199,872	201,201
Pool #E90591, 5.50%, 07/01/17	54,761	54,894
Pool #E90594, 6.00%, 07/01/17	34,134	34,362
Pool #E90667, 6.00%, 07/01/17	9,626	9,690
Pool #E90645, 6.00%, 07/01/17	57,732	58,117
Pool #E01186, 5.50%, 08/01/17	123,628	124,034
Pool #E01205, 6.50%, 08/01/17	15,680	16,239
Pool #G11295, 5.50%, 09/01/17	81,454	81,651
Pool #G11458, 6.00%, 09/01/17	27,863	28,047
Pool #G11434, 6.50%, 01/01/18	22,023	22,587
Pool #E01311, 5.50%, 02/01/18	1,326,713	1,330,082
Pool #G11399, 5.50%, 04/01/18	118,104	118,538
Pool #B10210, 5.50%, 10/01/18	244,828	243,892
Pool #B10653, 5.50%, 11/01/18	180,280	180,492
Pool #B11548, 5.50%, 12/01/18	76,155	75,864
Pool #G11531, 5.50%, 02/01/19	51,733	51,794
Pool #E01604, 5.50%, 03/01/19	102,253	101,862
Pool #B12908, 5.50%, 03/01/19	90,053	89,962
Pool #B13600, 5.50%, 04/01/19	62,416	62,353
Pool #B13430, 5.50%, 04/01/19	76,518	76,441
Pool #B15396, 5.50%, 06/01/19	110,928	110,816
Pool #G18007, 6.00%, 07/01/19	46,376	46,688
Pool #G18006, 5.50%, 08/01/19	93,056	92,961
Pool #B16087, 6.00%, 08/01/19	113,614	114,379
Pool #G18022, 5.50%, 11/01/19	192,260	192,065
Pool #B14288, 5.50%, 12/01/19	106,350	106,242
Pool #B18437, 5.50%, 05/01/20	92,779	92,424
Pool #G18062, 6.00%, 06/01/20	89,428	90,033
Pool #J02325, 5.50%, 07/01/20	191,082	190,590
Pool #J00718, 5.00%, 12/01/20	871,023	852,298
Pool #J00935, 5.00%, 12/01/20	84,156	82,347
Pool #J00854, 5.00%, 01/01/21	481,403	471,053
Pool #J00871, 5.00%, 01/01/21	206,725	202,281
Pool #J01049, 5.00%, 01/01/21	1,958,256	1,916,158
Pool #G18096, 5.50%, 01/01/21	80,725	80,416
Pool #J00855, 5.50%, 01/01/21	220,250	219,683
Pool #J01189, 5.00%, 02/01/21	116,160	113,535
Pool #J01279, 5.50%, 02/01/21	179,424	178,793
Pool #J01256, 5.00%, 03/01/21	109,466	106,993
Pool #J01414, 5.00%, 03/01/21	83,853	81,958
Pool #J01576, 5.00%, 04/01/21	547,094	534,734
Pool #J01570, 5.50%, 04/01/21	124,223	123,747
Pool #J01633, 5.50%, 04/01/21	533,258	531,385
Pool #J01757, 5.00%, 05/01/21	210,266	205,516
Pool #J01771, 5.00%, 05/01/21	143,575	140,331
Pool #J01833, 5.00%, 05/01/21	93,638	91,523
Pool #J01879, 5.00%, 05/01/21	178,118	174,094
Pool #J06015, 5.00%, 05/01/21	163,324	159,634
Pool #G18122, 5.00%, 06/01/21	153,926	150,448
Pool #G18123, 5.50%, 06/01/21	293,385	292,355
Pool #J01980, 6.00%, 06/01/21	210,799	212,230
Pool #J03074, 5.00%, 07/01/21	140,604	137,427
Pool #J03028, 5.50%, 07/01/21	129,816	129,360
Pool #G12245, 6.00%, 07/01/21	101,036	101,722
Pool #G12310, 5.50%, 08/01/21	83,321	83,028
Pool #G12348, 6.00%, 08/01/21	207,276	208,683
Pool #G12412, 5.50%, 11/01/21	107,392	107,015
Pool #C90559, 7.00%, 05/01/22	65,022	66,733
Pool #C00351, 8.00%, 07/01/24	1,614	1,705
Pool #D60780, 8.00%, 06/01/25	3,786	4,006
Pool #D64617, 8.00%, 10/01/25	19,910	21,056
Pool #D82854, 7.00%, 10/01/27	3,761	3,878
Pool #C00566, 7.50%, 12/01/27	6,740	7,106
Pool #C00676, 6.50%, 11/01/28	38,439	39,342
Pool #C00678, 7.00%, 11/01/28	9,636	9,931
Pool #C18271, 7.00%, 11/01/28	6,870	7,081
Pool #C00836, 7.00%, 07/01/29	3,761	3,868
Pool #C30265, 6.50%, 08/01/29	4,807	4,917
Pool #A16201, 7.00%, 08/01/29	17,138	17,623
Pool #C31282, 7.00%, 09/01/29	774	795
Pool #C31285, 7.00%, 09/01/29	9,167	9,426
Pool #A18212, 7.00%, 11/01/29	168,463	173,234
Pool #C32914, 8.00%, 11/01/29	4,160	4,392
Pool #C37436, 8.00%, 01/01/30	5,473	5,779
Pool #C36306, 7.00%, 02/01/30	4,973	5,110
Pool #C36429, 7.00%, 02/01/30	4,455	4,577
Pool #C00921, 7.50%, 02/01/30	5,041	5,336
Pool #G01108, 7.00%, 04/01/30	3,278	3,371
Pool #C37703, 7.50%, 04/01/30	3,482	3,686
Pool #G01133, 6.50%, 07/01/30	25,772	26,377
Pool #C41561, 8.00%, 08/01/30	3,115	3,287
Pool #C01051, 8.00%, 09/01/30	9,198	9,706
Pool #C43550, 7.00%, 10/01/30	8,507	8,741
Pool #C44017, 7.50%, 10/01/30	712	754
Pool #C43967, 8.00%, 10/01/30	35,750	37,724
Pool #C44978, 7.00%, 11/01/30	1,547	1,589
Pool #C44957, 8.00%, 11/01/30	5,338	5,633
Pool #C01106, 7.00%, 12/01/30	50,695	52,085
Pool #C01103, 7.50%, 12/01/30	4,374	4,630
Pool #C01116, 7.50%, 01/01/31	4,254	4,503
Pool #C46932, 7.50%, 01/01/31	7,518	7,958
Pool #C47287, 7.50%, 02/01/31	5,451	5,770
Pool #C48851, 7.00%, 03/01/31	6,845	7,025
Pool #G01217, 7.00%, 03/01/31	43,480	44,672
Pool #C48206, 7.50%, 03/01/31	10,999	11,643
Pool #C01172, 6.50%, 05/01/31	22,952	23,456
Pool #C52685, 6.50%, 05/01/31	21,097	21,560
Pool #C53589, 6.50%, 06/01/31	58,021	59,294
Pool #C53324, 7.00%, 06/01/31	10,671	10,951
Pool #C01209, 8.00%, 06/01/31	2,076	2,190
Pool #C54897, 6.50%, 07/01/31	35,038	35,807

2008 Annual Report 23

Statement of Investments (Continued)
October 31, 2008

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)
	Principal Amount	Value

Pool #C54792, 7.00%, 07/01/31	$52,604	$53,983
Pool #C55071, 7.50%, 07/01/31	611	646
Pool #G01309, 7.00%, 08/01/31	11,817	12,126
Pool #C01220, 6.50%, 09/01/31	6,056	6,189
Pool #C58215, 6.50%, 09/01/31	1,810	1,850
Pool #C58362, 6.50%, 09/01/31	16,139	16,493
Pool #C01222, 7.00%, 09/01/31	8,361	8,580
Pool #G01311, 7.00%, 09/01/31	68,793	70,679
Pool #G01315, 7.00%, 09/01/31	2,615	2,687
Pool #C01244, 6.50%, 10/01/31	35,001	35,769
Pool #C58961, 6.50%, 10/01/31	307,024	313,759
Pool #C58647, 7.00%, 10/01/31	2,361	2,423
Pool #C58694, 7.00%, 10/01/31	16,516	16,949
Pool #C60991, 6.50%, 11/01/31	8,580	8,768
Pool #C60012, 7.00%, 11/01/31	3,253	3,339
Pool #C61298, 8.00%, 11/01/31	5,179	5,491
Pool #C01271, 6.50%, 12/01/31	11,226	11,472
Pool #C61105, 7.00%, 12/01/31	7,688	7,890
Pool #C01305, 7.50%, 12/01/31	4,468	4,722
Pool #C62218, 7.00%, 01/01/32	10,087	10,351
Pool #C63171, 7.00%, 01/01/32	25,899	26,578
Pool #G01355, 6.50%, 02/01/32	324,858	331,984
Pool #C64121, 7.50%, 02/01/32	5,745	6,072
Pool #C01310, 6.50%, 03/01/32	58,811	60,009
Pool #C64668, 6.50%, 03/01/32	11,647	11,884
Pool #C65466, 6.50%, 03/01/32	54,156	55,260
Pool #C01343, 6.50%, 04/01/32	54,094	55,196
Pool #C66191, 6.50%, 04/01/32	20,884	21,310
Pool #C66192, 6.50%, 04/01/32	10,500	10,714
Pool #C66088, 6.50%, 04/01/32	9,775	9,975
Pool #C01345, 7.00%, 04/01/32	36,487	37,428
Pool #G01391, 7.00%, 04/01/32	110,512	113,542
Pool #C66744, 7.00%, 04/01/32	1,804	1,850
Pool #C65717, 7.50%, 04/01/32	7,783	8,229
Pool #C01370, 8.00%, 04/01/32	7,364	7,799
Pool #C01351, 6.50%, 05/01/32	35,226	35,944
Pool #C67097, 6.50%, 05/01/32	4,191	4,276
Pool #C66758, 6.50%, 05/01/32	259,526	264,814
Pool #C66919, 6.50%, 05/01/32	2,964	3,024
Pool #C67313, 6.50%, 05/01/32	1,652	1,686
Pool #C66916, 7.00%, 05/01/32	26,015	26,686
Pool #C67259, 7.00%, 05/01/32	2,940	3,016
Pool #C67235, 7.00%, 05/01/32	65,778	67,473
Pool #C01381, 8.00%, 05/01/32	41,940	44,473
Pool #C01364, 6.50%, 06/01/32	35,689	36,416
Pool #C67996, 6.50%, 06/01/32	7,729	7,887
Pool #C72361, 6.50%, 06/01/32	18,855	19,268
Pool #C72497, 6.50%, 06/01/32	10,793	11,030
Pool #C68290, 7.00%, 06/01/32	9,580	9,827
Pool #C68300, 7.00%, 06/01/32	53,559	54,939
Pool #C68307, 8.00%, 06/01/32	2,702	2,862
Pool #G01433, 6.50%, 07/01/32	18,553	18,931
Pool #C71403, 6.50%, 07/01/32	38,280	39,120
Pool #G01449, 7.00%, 07/01/32	78,561	80,715
Pool #C68988, 7.50%, 07/01/32	3,203	3,387
Pool #C01385, 6.50%, 08/01/32	49,843	50,858
Pool #G01443, 6.50%, 08/01/32	123,701	126,222
Pool #G01444, 6.50%, 08/01/32	127,359	130,153
Pool #C74006, 6.50%, 08/01/32	10,862	11,084
Pool #C69951, 6.50%, 08/01/32	16,363	16,697
Pool #C69908, 7.00%, 08/01/32	44,153	45,290
Pool #C70211, 7.00%, 08/01/32	42,169	43,256
Pool #C01396, 6.50%, 09/01/32	81,897	83,566
Pool #C71089, 7.50%, 09/01/32	11,606	12,271
Pool #C01404, 6.50%, 10/01/32	205,460	209,646
Pool #C72160, 7.50%, 10/01/32	3,115	3,294
Pool #A14012, 6.50%, 11/01/32	67,655	69,033
Pool #C77531, 6.50%, 02/01/33	70,836	72,279
Pool #G01536, 7.00%, 03/01/33	60,918	62,523
Pool #A10212, 6.50%, 06/01/33	18,209	18,546
Pool #A16419, 6.50%, 11/01/33	33,668	34,291
Pool #A17177, 6.50%, 12/01/33	20,255	20,630
Pool #A16522, 6.50%, 12/01/33	247,835	252,420
Pool #A17262, 6.50%, 12/01/33	63,714	64,893
Pool #C01806, 7.00%, 01/01/34	60,497	62,091
Pool #C01851, 6.50%, 04/01/34	155,225	157,902
Pool #A21356, 6.50%, 04/01/34	155,197	157,874
Pool #A22067, 6.50%, 05/01/34	207,567	211,148
Pool #A24301, 6.50%, 05/01/34	112,931	114,879
Pool #A24988, 6.50%, 07/01/34	105,724	107,548
Pool #G01741, 6.50%, 10/01/34	110,474	112,725
Pool #G08023, 6.50%, 11/01/34	169,813	172,742
Pool #A33137, 6.50%, 01/01/35	42,786	43,524
Pool #G08064, 6.50%, 04/01/35	113,666	115,343
Pool #A31989, 6.50%, 04/01/35	64,219	65,166
Pool #A38817, 6.50%, 05/01/35	8,670	8,792
Pool #G01947, 7.00%, 05/01/35	90,719	93,056
Pool #A46718, 4.50%, 08/01/35	755,236	685,785
Pool #G08073, 5.50%, 08/01/35	1,582,074	1,544,730
Pool #A47036, 4.50%, 09/01/35	240,297	218,199
Pool #A47055, 4.50%, 09/01/35	2,935,933	2,665,950
Pool #A37533, 4.50%, 09/01/35	186,638	169,476
Pool #A37135, 5.50%, 09/01/35	2,672,443	2,609,362
Pool #A46935, 6.50%, 09/01/35	98,091	99,538
Pool #G01890, 4.50%, 10/01/35	478,486	434,485
Pool #G02045, 4.50%, 10/01/35	172,025	156,206
Pool #A38255, 5.50%, 10/01/35	2,345,581	2,290,215
Pool #A38531, 5.50%, 10/01/35	2,832,590	2,765,729
Pool #A38667, 5.50%, 10/01/35	2,028,936	1,981,044
Pool #G08088, 6.50%, 10/01/35	598,276	607,101
Pool #G08109, 4.50%, 11/01/35	249,177	226,263
Pool #G08095, 5.50%, 11/01/35	475,955	464,721
Pool #A39759, 5.50%, 11/01/35	157,556	153,837
Pool #A40141, 6.50%, 11/01/35	88,886	90,197
Pool #A47682, 6.50%, 11/01/35	514,097	521,680
Pool #A40376, 5.50%, 12/01/35	147,100	143,628

24 Annual Report 2008

U.S. Government Mortgage Backed Agencies (continued)
	Principal Amount	Value

Pool #G02220, 4.50%, 01/01/36	$151,242	$137,334
Pool #A42298, 4.50%, 01/01/36	293,160	266,202
Pool #A41326, 5.50%, 01/01/36	781,913	763,456
Pool #A41354, 5.50%, 01/01/36	5,215,439	5,092,333
Pool #A42305, 5.50%, 01/01/36	1,121,790	1,094,786
Pool #A42332, 5.50%, 01/01/36	266,487	260,196
Pool #G08105, 5.50%, 01/01/36	5,646,709	5,513,424
Pool #A41548, 7.00%, 01/01/36	180,064	183,954
Pool #G08111, 5.50%, 02/01/36	4,115,952	4,016,869
Pool #A43672, 6.50%, 02/01/36	46,123	46,782
Pool #A48303, 7.00%, 02/01/36	84,504	86,238
Pool #A48379, 5.50%, 03/01/36	4,992,917	4,872,723
Pool #A48378, 5.50%, 03/01/36	1,286,667	1,255,693
Pool #A43886, 5.50%, 03/01/36	2,569,762	2,507,901
Pool #A43885, 5.50%, 03/01/36	1,605,360	1,566,714
Pool #A43884, 5.50%, 03/01/36	1,963,103	1,916,766
Pool #A43452, 5.50%, 03/01/36	135,386	132,127
Pool #A43757, 5.50%, 03/01/36	1,454,437	1,419,424
Pool #A43861, 5.50%, 03/01/36	3,071,629	2,997,686
Pool #G08116, 5.50%, 03/01/36	814,327	794,724
Pool #A43644, 6.50%, 03/01/36	104,844	106,341
Pool #A44534, 5.00%, 04/01/36	161,771	153,200
Pool #A44743, 5.00%, 04/01/36	144,263	136,665
Pool #A48700, 4.50%, 05/01/36	113,147	102,707
Pool #G02186, 5.00%, 05/01/36	12,394,205	11,741,443
Pool #A48911, 5.50%, 05/01/36	463,686	452,524
Pool #A48976, 5.50%, 05/01/36	4,245,202	4,143,007
Pool #A48735, 5.50%, 05/01/36	342,528	334,282
Pool #G08130, 6.50%, 05/01/36	192,518	195,268
Pool #A49637, 5.00%, 06/01/36	689,914	653,363
Pool #A49653, 5.50%, 06/01/36	16,786,670	16,382,565
Pool #G08134, 5.50%, 06/01/36	466,393	455,166
Pool #A50139, 6.50%, 06/01/36	154,141	156,342
Pool #A49960, 7.00%, 06/01/36	29,092	29,689
Pool #A50832, 5.50%, 07/01/36	488,173	476,421
Pool #A50313, 5.50%, 07/01/36	389,212	379,842
Pool #A50714, 5.50%, 07/01/36	221,361	216,032
Pool #G08139, 5.50%, 07/01/36	980,934	957,320
Pool #G08141, 6.50%, 07/01/36	692,870	702,765
Pool #A51078, 5.50%, 08/01/36	203,140	198,250
Pool #A51250, 6.50%, 08/01/36	516,008	523,377
Pool #A51337, 6.50%, 08/01/36	138,466	140,444
Pool #G02267, 6.50%, 08/01/36	1,107,261	1,123,074
Pool #A52253, 6.50%, 09/01/36	164,226	166,571
Pool #G02375, 6.50%, 09/01/36	583,392	591,724
Pool #G02342, 5.00%, 10/01/36	985,445	933,237
Pool #A53040, 5.50%, 10/01/36	753,714	735,570
Pool #A53286, 5.50%, 10/01/36	759,392	741,111
Pool #A53632, 6.00%, 10/01/36	622,503	621,764
Pool #A53039, 6.50%, 10/01/36	307,894	312,292
Pool #A53219, 6.50%, 10/01/36	302,582	306,903
Pool #A55587, 5.50%, 12/01/36	277,263	270,588
Pool #G03449, 6.00%, 10/01/37	12,831,378	12,816,141
Freddie Mac Non Gold Pool(a)
Pool #1J1593, 5.74%, 04/01/37	6,715,309	6,803,647
Pool #1J1594, 5.87%, 04/01/37	7,510,002	7,595,488
Pool #1G1945, 5.73%, 05/01/37	6,235,494	6,306,942
Ginnie Mae I pool
Pool #279461, 9.00%, 11/15/19	1,906	2,075
Pool #376510, 7.00%, 05/15/24	5,641	5,820
Pool #457801, 7.00%, 08/15/28	8,783	9,018
Pool #486936, 6.50%, 02/15/29	6,455	6,561
Pool #502969, 6.00%, 03/15/29	20,898	20,987
Pool #487053, 7.00%, 03/15/29	8,201	8,411
Pool #781014, 6.00%, 04/15/29	18,606	18,762
Pool #509099, 7.00%, 06/15/29	5,082	5,212
Pool #470643, 7.00%, 07/15/29	13,414	13,757
Pool #434505, 7.50%, 08/15/29	1,469	1,550
Pool #416538, 7.00%, 10/15/29	1,257	1,289
Pool #524269, 8.00%, 11/15/29	7,447	7,961
Pool #781124, 7.00%, 12/15/29	33,857	34,744
Pool #525561, 8.00%, 01/15/30	2,856	3,053
Pool #507396, 7.50%, 09/15/30	72,432	76,343
Pool #531352, 7.50%, 09/15/30	9,681	10,203
Pool #536334, 7.50%, 10/15/30	852	898
Pool #540659, 7.00%, 01/15/31	821	840
Pool #486019, 7.50%, 01/15/31	3,223	3,394
Pool #535388, 7.50%, 01/15/31	2,982	3,141
Pool #537406, 7.50%, 02/15/31	2,899	3,054
Pool #528589, 6.50%, 03/15/31	64,182	65,198
Pool #508473, 7.50%, 04/15/31	12,483	13,147
Pool #544470, 8.00%, 04/15/31	3,109	3,322
Pool #781287, 7.00%, 05/15/31	19,394	19,871
Pool #549742, 7.00%, 07/15/31	5,018	5,134
Pool #781319, 7.00%, 07/15/31	6,194	6,340
Pool #485879, 7.00%, 08/15/31	19,559	20,009
Pool #572554, 6.50%, 09/15/31	139,675	141,886
Pool #555125, 7.00%, 09/15/31	3,623	3,706
Pool #781328, 7.00%, 09/15/31	18,240	18,691
Pool #550991, 6.50%, 10/15/31	8,478	8,612
Pool #571267, 7.00%, 10/15/31	2,494	2,551
Pool #547948, 6.50%, 11/15/31	6,878	6,987
Pool #574837, 7.50%, 11/15/31	2,325	2,449
Pool #555171, 6.50%, 12/15/31	3,348	3,401
Pool #781380, 7.50%, 12/15/31	5,571	5,782
Pool #781481, 7.50%, 01/15/32	28,717	30,272
Pool #580972, 6.50%, 02/15/32	5,228	5,308
Pool #781401, 7.50%, 02/15/32	16,028	16,888
Pool #781916, 6.50%, 03/15/32	366,186	371,879
Pool #552474, 7.00%, 03/15/32	11,297	11,549
Pool #781478, 7.50%, 03/15/32	9,569	10,088
Pool #781429, 8.00%, 03/15/32	14,660	15,671
Pool #781431, 7.00%, 04/15/32	68,761	70,339
Pool #568715, 7.00%, 05/15/32	58,344	59,643
Pool #552616, 7.00%, 06/15/32	64,460	65,896
Pool #570022, 7.00%, 07/15/32	98,829	101,031

2008 Annual Report 25

Statement of Investments (Continued)
October 31, 2008

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)
	Principal Amount	Value

Pool #583645, 8.00%, 07/15/32	$9,155	$9,779
Pool #595077, 6.00%, 10/15/32	56,737	56,926
Pool #596657, 7.00%, 10/15/32	4,990	5,101
Pool #552903, 6.50%, 11/15/32	307,780	312,459
Pool #552952, 6.00%, 12/15/32	50,280	50,447
Pool #602102, 6.00%, 02/15/33	65,165	65,361
Pool #588192, 6.00%, 02/15/33	28,415	28,500
Pool #603520, 6.00%, 03/15/33	65,546	65,744
Pool #553144, 5.50%, 04/15/33	201,414	198,031
Pool #604243, 6.00%, 04/15/33	118,004	118,360
Pool #631924, 6.00%, 05/15/33	103,038	103,348
Pool #611526, 6.00%, 05/15/33	59,248	59,427
Pool #553320, 6.00%, 06/15/33	109,599	109,929
Pool #572733, 6.00%, 07/15/33	28,305	28,390
Pool #573916, 6.00%, 11/15/33	123,246	123,618
Pool #604788, 6.50%, 11/15/33	196,079	198,876
Pool #604875, 6.00%, 12/15/33	229,255	229,946
Pool #781688, 6.00%, 12/15/33	217,914	218,665
Pool #781690, 6.00%, 12/15/33	94,759	95,116
Pool #781699, 7.00%, 12/15/33	37,396	38,264
Pool #621856, 6.00%, 01/15/34	98,771	99,007
Pool #564799, 6.00%, 03/15/34	490,484	491,655
Pool #630038, 6.50%, 08/15/34	197,568	200,201
Pool #781804, 6.00%, 09/15/34	339,018	339,577
Pool #781847, 6.00%, 12/15/34	293,769	294,203
Pool #486921, 5.50%, 02/15/35	128,507	126,188
Pool #781902, 6.00%, 02/15/35	286,165	286,556
Pool #781905, 5.00%, 04/15/35	737,326	706,635
Pool #646799, 4.50%, 07/15/35	149,474	136,892
Pool #645035, 5.00%, 07/15/35	124,055	118,603
Pool #641734, 4.50%, 09/15/35	829,218	759,419
Pool #641779, 5.00%, 09/15/35	2,998,289	2,866,511
Pool #649454, 5.50%, 09/15/35	1,176,895	1,156,024
Pool #649510, 5.50%, 10/15/35	1,777,685	1,746,158
Pool #649513, 5.50%, 10/15/35	2,401,136	2,358,553
Pool #602461, 5.00%, 12/15/35	136,256	130,267
Pool #648439, 5.00%, 01/15/36	258,104	246,679
Pool #650712, 5.00%, 01/15/36	355,421	339,689
Pool #652207, 5.50%, 03/15/36	2,239,445	2,199,030
Pool #652539, 5.00%, 05/15/36	159,748	152,677
Pool #655519, 5.00%, 05/15/36	335,236	320,397
Pool #653598, 5.50%, 05/15/36	562,710	552,555
Pool #606308, 5.50%, 05/15/36	381,956	375,063
Pool #606314, 5.50%, 05/15/36	169,321	166,265
Pool #655457, 6.00%, 05/15/36	159,042	159,271
Pool #635306, 6.00%, 06/15/36	847,601	848,566
Pool #656666, 6.00%, 06/15/36	780,646	781,535
Pool #657912, 6.50%, 08/15/36	164,302	166,284

Total U.S. Government Mortgage Backed Agencies		355,400,774

U.S. Government Sponsored & Agency Obligations 32.7%

	Principal Amount	Value

Federal Home Loan Bank System, 5.25%, 06/05/17	7,100,000	7,062,860
Federal Home Loan Mortgage Corp.
4.25%, 07/15/09	947,000	956,977
6.63%, 09/15/09	441,000	455,004
2.75%, 04/11/11	13,765,000	13,647,364
3.88%, 06/29/11	3,160,000	3,216,343
5.13%, 07/15/12	4,234,000	4,424,996
4.88%, 11/15/13	6,992,000	7,184,567
4.38%, 07/17/15	5,016,000	4,921,719
5.00%, 12/14/18	1,225,000	1,112,839
6.75%, 09/15/29	388,000	437,893
6.25%, 07/15/32	865,000	939,172
Federal National Mortgage Association
5.13%, 04/15/11	3,334,000	3,464,953
5.38%, 11/15/11	2,434,000	2,565,473
4.63%, 10/15/14	1,236,000	1,245,499
5.00%, 04/15/15	1,132,000	1,155,641
4.38%, 10/15/15	82,000	80,117
5.38%, 06/12/17	5,505,000	5,564,713
6.00%, 10/01/36	2,926,771	2,927,076
6.00%, 05/01/37	930,627	930,724
6.00%, 10/01/37	8,892,371	8,892,797
7.00%, 11/01/37	3,999,998	4,134,295
6.00%, 04/01/38	513,927	513,900
6.00%, 08/01/38	3,549,178	3,548,994
6.00%, 10/01/38	2,696,967	2,696,827
6.00%, 10/01/38	2,229,476	2,229,360
Financing Corp. (FICO), 9.80%, 11/30/17	12,000	15,818
Tennessee Valley Authority, Series E, 6.25%, 12/15/17	35,000	36,774
U.S. Treasury Bond
8.13%, 08/15/19	1,500,000	1,934,883
8.50%, 02/15/20	2,297,000	3,052,855
6.25%, 08/15/23	11,774,000	13,479,393
6.88%, 08/15/25	2,477,000	3,085,220
6.38%, 08/15/27	8,415,000	10,078,275
5.38%, 02/15/31	2,093,000	2,290,037
4.50%, 02/15/36	3,210,000	3,269,436
5.00%, 05/15/37	215,000	236,802
4.38%, 02/15/38	1,500,000	1,504,454
4.50%, 05/15/38	3,000,000	3,066,327
U.S. Treasury Notes
4.75%, 02/15/10	13,418,000	13,967,306
2.13%, 04/30/10	10,000,000	10,110,940
2.00%, 09/30/10	10,000,000	10,092,970
4.25%, 01/15/11	5,500,000	5,842,463
4.50%, 09/30/11	24,155,000	25,998,703
4.63%, 02/29/12	14,134,000	15,347,531
4.75%, 05/31/12	3,535,000	3,862,539

26 Annual Report 2008

U.S. Government Sponsored & Agency Obligations (continued)
	Principal Amount	Value

4.25%, 09/30/12	$2,585,000	$2,795,636
3.88%, 10/31/12	3,365,000	3,589,247
3.63%, 12/31/12	4,000,000	4,222,500
2.75%, 02/28/13	19,855,000	20,129,555
4.00%, 02/15/15	1,400,000	1,463,000
4.13%, 05/15/15	2,072,000	2,159,088
4.88%, 08/15/16	3,033,000	3,232,277
4.63%, 02/15/17	4,135,000	4,346,596
4.50%, 05/15/17	5,595,000	5,829,291
8.75%, 05/15/17	3,336,000	4,370,420
4.25%, 11/15/17	13,020,000	13,391,278
4.00%, 08/15/18	8,125,000	8,135,790

Total U.S. Government Sponsored & Agency Obligations		285,247,507

Yankee Dollars 0.9%

Airline 0.0%(b)
Qantas Airways Ltd., 6.05%, 04/15/16	123,000	111,576

Banks 0.3%
National Australia Bank Ltd., Series A, 8.60%, 05/19/10	123,000	126,533
Royal Bank of Scotland Group PLC, 4.70%, 07/03/18	328,000	207,818
Santander Central Hispano Issuances Ltd., 7.63%, 11/03/09	1,886,000	1,793,509
Westpac Banking Corp., 4.63%, 06/01/18	103,000	88,202

		2,216,062

Insurance 0.0%
Montpelier Re Holdings Ltd., 6.13%, 08/15/13	51,000	25,021

Metals & Mining 0.1%
Alcan, Inc.
6.45%, 03/15/11	31,000	30,142
4.50%, 05/15/13	158,000	133,224
Inco Ltd., 7.75%, 05/15/12	123,000	123,160
Potash Corp. of Saskatchewan
7.75%, 05/31/11	29,000	29,462
4.88%, 03/01/13	115,000	103,046
Teck Cominco Ltd., 6.13%, 10/01/35	103,000	56,325
Xstrata Canada Corp., 6.20%, 06/15/35	123,000	73,388

		548,747

Oil, Gas & Consumable Fuels 0.3%
Canadian Natural Resources Ltd., 4.90%, 12/01/14	195,000	166,120
Enbridge, Inc., 5.60%, 04/01/17	750,000	602,430
EnCana Corp.
4.75%, 10/15/13	236,000	199,858
6.50%, 08/15/34	250,000	176,299
Nexen, Inc.
5.05%, 11/20/13	105,000	93,276
5.20%, 03/10/15	250,000	205,490
5.88%, 03/10/35	92,000	60,510
6.40%, 05/15/37	250,000	170,520
Petro-Canada, 5.95%, 05/15/35	189,000	115,217
StatoilHydro ASA, 6.80%, 01/15/28	425,000	380,784
Talisman Energy, Inc.
7.25%, 10/15/27	92,000	68,770
5.75%, 05/15/35	250,000	151,922

		2,391,196

Oilfield Machinery & Services 0.0%
Weatherford International Ltd., 5.50%, 02/15/16	51,000	39,709

Other Financial 0.1%
BHP Billiton Finance USA Ltd., 6.42%, 03/01/26	55,000	48,381
Brookfield Asset Management, Inc., 5.75%, 03/01/10	125,000	125,141
Burlington Resources Finance Co.
6.40%, 08/15/11	86,000	86,753
6.50%, 12/01/11	144,000	144,045
ConocoPhillips Canada Funding Co. I, 5.63%, 10/15/16	760,000	667,015

		1,071,335

Other Utility 0.0%
Hydro Quebec
8.40%, 01/15/22	153,000	200,397
8.88%, 03/01/26	109,000	156,153
Scottish Power PLC, 5.81%, 03/15/25	82,000	61,184

		417,734

Pipelines 0.0%
TransCanada Pipelines Ltd., 5.85%, 03/15/36	500,000	326,157

Road & Rail 0.1%
Canadian National Railway Co.
4.40%, 03/15/13	515,000	478,747
6.90%, 07/15/28	168,000	147,445
6.20%, 06/01/36	164,000	127,521

		753,713

Total Yankee Dollars		7,901,250

2008 Annual Report 27

Statement of Investments (Continued)
October 31, 2008

Nationwide Bond Index Fund (Continued)

Repurchase Agreements 6.3%

	Principal Amount	Value

CS First Boston, 0.08%, dated 10/31/08, due 11/03/08, repurchase price $54,759,462, collateralized U.S. Government Agency Mortgages ranging 0.00% — 5.50%, maturing 11/03/08 — 11/01/35; total market value of $55,854,279	$54,759,097	$54,759,097

Total Investments (Cost $1,002,900,984) (d) — 110.0%		959,070,986
Liabilities in excess of other assets — (10.0)%		(87,475,105)

NET ASSETS — 100.0%		$871,595,881

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2008. The maturity date represents the actual maturity date.

(b)	Illiquid security.

(c)	Step Bond: Coupon rate is set for an initial period and then decreases to a lower coupon rate at a specified date. The rate shown is the rate in effect at October 31, 2008.

(d)	See notes to financial statements for tax unrealized appreciation / (depreciation) of securities.

LP	Limited Partnership

PCL	Public Company Limited

REIT	Real Estate Investment Trust

TBA	To Be Announced.

UK	United Kingdom

ULC	Unlimited Liability Co.

The accompanying notes are an integral part of these financial statements.

28 Annual Report 2008

Statement of Assets and Liabilities
October 31, 2008

Nationwide Bond Index Fund

Assets:
Investments, at value (cost $948,141,887)	$904,311,889
Repurchase agreements, at value and cost	54,759,097

Total Investments	959,070,986

Interest receivable	9,277,787
Receivable for capital shares issued	260,132
Receivable for investments sold	178,944,952
Prepaid expenses and other assets	31,344

Total Assets	1,147,585,201

Liabilities:
Payable for investments purchased	275,081,935
Distributions payable	23,246
Payable for capital shares redeemed	493,666
Accrued expenses and other payables:
Investment advisory fees	164,080
Fund administration fees	89,736
Distribution fees	20,589
Trustee fees	2,473
Compliance program costs (Note 3)	3,887
Custodian fees	9,520
Other	100,188

Total Liabilities	275,989,320

Net Assets	$871,595,881

Represented by:
Capital	$924,183,532
Accumulated undistributed net investment income	1,666,211
Accumulated net realized losses from investment transactions	(10,423,864)
Net unrealized appreciation/(depreciation) from investments	(43,829,998)

Net Assets	$871,595,881

Net Assets:
Class A Shares	$94,526,053
Class B Shares	371,489
Class C Shares	159,582
Institutional Class Shares	776,538,757

Total	$871,595,881

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 29

Statement of Assets and Liabilities (Continued)

Nationwide Bond Index Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	9,154,938
Class B Shares	35,985
Class C Shares	15,456
Institutional Class Shares	75,285,996

Total	84,492,375

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.33
Class B Shares (a)	$10.32
Class C Shares (b)	$10.33
Institutional Class Shares	$10.31
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.96

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

30 Annual Report 2008

Statement of Operations
For the Year Ended October 31, 2008

Nationwide Bond
Index Fund

INVESTMENT INCOME:
Interest income	$50,072,294
Income from securities lending (Note 2)	3,306

Total Income	50,075,600

EXPENSES:
Investment advisory fees	2,161,535
Fund administration fees	955,143
Distribution fees Class A	206,389
Distribution fees Class B	2,815
Distribution fees Class C	1,467
Administrative servicing fees Class A	88,579
Professional fees	139,996
Printing fees	24,313
Accounting and transfer agent fees	236,920
Trustee fees	49,979
Custodian fees	50,989
Other	57,111

Total expenses before reimbursed/waived expenses	3,975,236

Earnings credit (Note 5)	(6,680)
Expenses reimbursed by Advisor	(527,490)
Administrator fees voluntarily waived	(2,158)

Net Expenses	3,438,908

NET INVESTMENT INCOME	46,636,692

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	761,099
Net change in unrealized appreciation/(depreciation) from investments	(42,918,960)

Net realized/unrealized losses from investments	(42,157,861)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,478,831

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 31

Statements of Changes in Net Assets

	Nationwide Bond Index Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

Operations:
Net investment income	$46,636,692	$80,398,955
Net realized gains (losses) from investment transactions	761,099	(4,355,370	)(a)
Net change in unrealized appreciation/(depreciation) from investments	(42,918,960)	4,905,725

Change in net assets resulting from operations	4,478,831	80,949,310

Distributions to Shareholders From:
Net investment income:
Class A	(3,625,235)	(2,254,410)
Class B	(10,633)	(9,299)
Class C	(5,488)	(768)
Institutional Class	(42,907,686)	(77,821,728)

Change in net assets from shareholder distributions	(46,549,042)	(80,086,205)

Change in net assets from capital transactions	(200,685,497)	(967,467,219)

Change in net assets	(242,755,708)	(966,604,114)

Net Assets:
Beginning of period	1,114,351,589	2,080,955,703

End of period	$871,595,881	$1,114,351,589

Accumulated undistributed net investment income at end of period	$1,666,211	$1,811,824

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$58,816,595	$34,547,409
Dividends reinvested	3,371,787	2,097,889
Cost of shares redeemed (b)	(29,167,456)	(15,079,092)

Total Class A	33,020,926	21,566,206

Class B Shares
Proceeds from shares issued	182,200	77,615
Dividends reinvested	7,899	5,920
Cost of shares redeemed	(53,959)	(11,789)

Total Class B	136,140	71,746

Class C Shares
Proceeds from shares issued	222,346	57,369
Dividends reinvested	471	315
Cost of shares redeemed	(117,132)	–

Total Class C	105,685	57,684

(a)	Includes realized gain as a result of a Redemption In Kind.

(b)	Includes redemption fees — see Note 4 to Financial Statements.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

32 Annual Report 2008

	Nationwide Bond Index Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$106,935,656	$420,558,060
Dividends reinvested	42,907,686	77,821,728
Redemptions in-kind	–	(1,412,594,323)
Cost of shares redeemed	(383,791,590)	(74,948,320)

Total Institutional Class	(233,948,248)	(989,162,855)

Change in net assets from capital transactions:	$(200,685,497)	$(967,467,219)

SHARE TRANSACTIONS:
Class A Shares
Issued	5,401,773	3,213,573
Reinvested	311,445	195,031
Redeemed	(2,675,279)	(1,403,337)

Total Class A Shares	3,037,939	2,005,267

Class B Shares
Issued	16,806	7,166
Reinvested	727	550
Redeemed	(4,917)	(1,103)

Total Class B Shares	12,616	6,613

Class C Shares
Issued	20,453	5,298
Reinvested	44	29
Redeemed	(10,847)	–

Total Class C Shares	9,650	5,327

Institutional Class Shares
Issued	9,838,186	39,084,797
Reinvested	3,955,515	7,228,846
Redemption In Kind	–	(130,916,990)
Redeemed	(35,444,042)	(6,968,758)

Total Institutional Class Shares	(21,650,341)	(91,572,105)

Total change in shares:	(18,590,136)	(89,554,898)

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 33

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Index Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
	Net Asset		and									Ratio of Net	Expenses
	Value,		Unrealized								Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2008 (f)	$10.82	0.48	(0.49)	(0.01)	(0.48)	–	(0.48)	$10.33	(0.23%)	$94,526,053	0.66%	4.41%	0.73%	123.88%
Year Ended October 31, 2007 (f)	$10.81	0.49	0.01	0.50	(0.49)	–	(0.49)	$10.82	4.77%	$66,184,484	0.73%	4.60%	0.77%	164.97%
Year Ended October 31, 2006	$10.77	0.44	0.04	0.48	(0.44)	–	(0.44)	$10.81	4.59%	$44,444,115	0.71%	4.15%	0.75%	113.91%
Year Ended October 31, 2005	$11.13	0.41	(0.34)	0.07	(0.42)	(0.01)	(0.43)	$10.77	0.56%	$42,125,615	0.71%	3.74%	0.77%	153.31%
Year Ended October 31, 2004	$10.98	0.36	0.17	0.53	(0.38)	–	(0.38)	$11.13	4.94%	$40,756,609	0.71%	3.25%	0.77%	151.56%

Class B Shares
Year Ended October 31, 2008 (f)	$10.82	0.41	(0.50)	(0.09)	(0.41)	–	(0.41)	$10.32	(0.94%)	$371,489	1.29%	3.80%	1.37%	123.88%
Year Ended October 31, 2007 (f)	$10.81	0.43	0.01	0.44	(0.43)	–	(0.43)	$10.82	4.15%	$252,812	1.33%	4.01%	1.37%	164.97%
Year Ended October 31, 2006	$10.77	0.38	0.04	0.42	(0.38)	–	(0.38)	$10.81	3.96%	$181,099	1.32%	3.56%	1.36%	113.91%
Year Ended October 31, 2005	$11.13	0.33	(0.33)	–	(0.35)	(0.01)	(0.36)	$10.77	(0.04%)	$217,526	1.31%	3.18%	1.37%	153.31%
Year Ended October 31, 2004	$10.98	0.30	0.17	0.47	(0.32)	–	(0.32)	$11.13	4.32%	$456,641	1.31%	2.70%	1.37%	151.56%

Class C Shares
Year Ended October 31, 2008 (f)	$10.82	0.41	(0.49)	(0.08)	(0.41)	–	(0.41)	$10.33	(0.87%)	$159,582	1.30%	3.77%	1.37%	123.88%
Year Ended October 31, 2007 (f)	$10.81	0.41	0.02	0.43	(0.42)	–	(0.42)	$10.82	4.11%	$62,803	1.33%	3.99%	1.38%	164.97%
Period Ended October 31, 2006 (g)	$10.68	0.23	0.13	0.36	(0.23)	–	(0.23)	$10.81	3.43%	$5,172	1.31%	3.73%	1.38%	113.91%

34 Annual Report 2008

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Index Fund (Continued)

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
	Net Asset		and									Ratio of Net	Expenses
	Value,		Unrealized								Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Institutional Class Shares
Year Ended October 31, 2008 (f)	$10.81	0.52	(0.50)	0.02	(0.52)	–	(0.52)	$10.31	0.03%	$776,538,757	0.32%	4.78%	0.37%	123.88%
Year Ended October 31, 2007 (f)	$10.80	0.55	–	0.55	(0.54)	–	(0.54)	$10.81	5.19%	$1,047,851,490	0.32%	4.99%	0.35%	164.97%
Year Ended October 31, 2006	$10.77	0.48	0.03	0.51	(0.48)	–	(0.48)	$10.80	4.91%	$2,036,325,317	0.32%	4.57%	0.36%	113.91%
Year Ended October 31, 2005	$11.13	0.45	(0.34)	0.11	(0.46)	(0.01)	(0.47)	$10.77	0.97%	$1,470,683,458	0.31%	4.14%	0.37%	153.31%
Year Ended October 31, 2004	$10.98	0.41	0.17	0.58	(0.43)	–	(0.43)	$11.13	5.36%	$952,041,841	0.31%	3.69%	0.37%	151.56%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from March 29, 2006 (commencement of operations) through October 31, 2006.
-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 35

Nationwide International Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index as closely as possible before the deduction of Fund expenses. For the annual period ended October 31, 2008, the Nationwide International Index Fund (Class A at NAV) registered -46.65% versus -46.34% for its benchmark, the MSCI EAFE Index. For broader comparison, the average return for the Fund’s closest Lipper Inc. peer category of International Multi-Cap Core Funds (consisting of 386 funds as of October 31, 2008) was -47.01% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

All 10 sectors and 21 countries represented in the MSCI EAFE Index recorded negative returns for the reporting period. Although each sector lost ground, the strongest-performing sectors on a relative basis included health care, with -20.52%; utilities, with -30.84%; consumer staples, with -31.86%; energy, with -37.52%; and telecommunications services, with -42.34%. Regarding country allocations, Switzerland, with -32.30%; Japan, with -37.50%; France, with -46.29%; Germany, with -47.08%; and the United Kingdom, with -47.66%, posted the highest relative returns during the reporting period.

What areas of investment detracted from Fund performance?

The weakest-performing sectors during the reporting period were financials, with -57.00%; materials, with -54.77%; industrials, with -52.92%; and information technology, with -50.31%. All of these sectors underperformed the broad market. In addition, equity market returns in Belgium, with -69.62%; Ireland, with -68.91%; Austria, with -67.32%; and Greece, with -63.51%, lagged the return of the benchmark index.

What is your outlook for the near term?

Many of the necessary conditions for a market bottom appear to be falling into place. Investor pessimism is widespread, equity valuations are attractive versus alternatives such as U.S. Treasuries, and a defining financial crisis has been followed by aggressive policy responses. In addition, a great deal of cash is on the sidelines and the sectors that underperformed the most during the last two months of the reporting period (financials and consumer discretionary) recently have outperformed.

The aggressive actions by central banks and governments around the developed world should help the markets begin the healing process, but a sustained rally in equities will require evidence that the measures are working.

Ultimately, the economic and financial outlook is likely to remain troubled for some time. The equity markets might enjoy a bounce in the near term, but it also would not be a surprise to see these markets fall back again as the reality of the looming economic challenges sets in.

Subadviser:
BlackRock Investment Management, LLC

Portfolio Managers:
Debra L. Jelilian and Jeffrey L. Russo, CFA

36 Annual Report 2008

Fund Performance	Nationwide International Index Fund

Average Annual Total Return
(For periods ended October 31, 2008)

					Gross	Net
					Expense	Expense
		1 Yr.	5 Yr.	Inception[1]	Ratio*	Ratio*

Class A	w/o SC2	-46.65%	3.29%	-2.39%	0.81%	0.79%
	w/SC3	-49.72%	2.08%	-3.04%

Class B	w/o SC2	-47.04%	2.62%	-3.05%	1.39%	1.37%
	w/SC4	-49.54%	2.27%	-3.05%

Class C5	w/o SC2	-46.98%	2.38%	-3.18%	1.39%	1.37%
	w/SC7	-47.48%	2.38%	-3.18%

Class R6,8		-46.76%	3.26%	-2.41%	1.09%	1.07%

Institutional Class[6]		-46.44%	3.69%	-2.02%	0.39%	0.37%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (2/14/05) include the performance of the Fund’s Class B shares, which began operations on December 29, 1999 prior to the creation of the Class C. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C would have produced because Class C invests in the same portfolio of securities as Class B shares. The performance for Class C has been restated for sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes.

[6]	Not subject to any sales charges.

[7]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	These returns until the creation of Class R shares (3/9/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R shares has been restated to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide International Index Fund, the Morgan Stanley Capital International - Europe, Australasia, and Far East Index (MSCI EAFE)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI EAFE - an unmanaged index of companies whose securities are listed on the stock exchanges of the U.S., Europe, Canada, Australia and the Far East - gives a broad look at how the stock prices of these companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Annual Report 37

Shareholder	Nationwide International Index Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2008

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide International Index Fund			05/01/08	10/31/08	05/01/08 - 10/31/08[a]	05/01/08 - 10/31/08[a]

Class A Shares	Actual		1,000.00	593.58	2.76	0.69
	Hypothetical	[b]	1,000.00	1,021.67	3.51	0.69

Class B Shares	Actual		1,000.00	590.81	5.91	1.48
	Hypothetical	[b]	1,000.00	1,017.71	7.52	1.48

Class C Shares	Actual		1,000.00	591.52	5.50	1.37
	Hypothetical	[b]	1,000.00	1,018.23	7.00	1.37

Class R Shares	Actual		1,000.00	592.88	3.32	0.83
	Hypothetical	[b]	1,000.00	1,020.96	4.23	0.83

Institutional Class Shares	Actual		1,000.00	594.84	1.49	0.37
	Hypothetical	[b]	1,000.00	1,023.27	1.89	0.37

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

38 Annual Report 2008

Portfolio Summary	Nationwide International Index Fund
October 31, 2008

Asset Allocation

Common Stocks	97.7%
Repurchase Agreements*	9.8%
Preferred Stocks	0.4%
Exchange Traded Fund	0.1%
Rights	0.0%
Warrants	0.0%
Liabilities in excess of other assets**	-8.0%

100.0%

Top Industries

Commercial Banks	12.8%
Oil, Gas & Consumable Fuels	8.4%
Pharmaceuticals	8.2%
Diversified Telecommunication Services	4.5%
Electric Utilities	4.5%
Insurance	4.3%
Metals & Mining	4.2%
Automobiles	4.2%
Food Products	3.7%
Chemicals	2.7%
Other	42.5%

100.0%

Top Holdings***

Nestle SA	2.0%
BP PLC	1.9%
HSBC Holdings PLC	1.8%
Novartis AG	1.5%
Total SA	1.5%
Roche Holding AG	1.4%
Toyota Motor Corp.	1.4%
GlaxoSmithKline PLC	1.3%
Vodafone Group PLC	1.3%
Royal Dutch Shell PLC, Class A	1.2%
Other	84.7%

100.0%

Top Countries

Japan	23.2%
United Kingdom	21.1%
France	10.0%
Germany	8.4%
Switzerland	8.4%
Australia	5.8%
Spain	3.9%
Italy	3.5%
Netherlands	2.8%
Hong Kong	2.0%
Other	10.9%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2008 Annual Report 39

Statement of Investments
October 31, 2008

Nationwide International Index Fund

Common Stocks 97.7%

	Shares	Value

AUSTRALIA 5.8%(a)
Air Freight & Logistics 0.0%
Toll Holdings Ltd.	105,954	$422,820

Airline 0.0%
Qantas Airways Ltd.	159,288	258,629

Beverages 0.2%
Coca-Cola Amatil Ltd.	103,979	561,071
Foster’s Group Ltd.	308,102	1,177,371
Lion Nathan Ltd.	34,943	206,420

		1,944,862

Biotechnology 0.2%
CSL Ltd.	96,026	2,334,461

Capital Markets 0.1%
Macquarie Group Ltd.(b)	44,119	874,954
Perpetual Ltd.	3,903	90,854

		965,808

Chemicals 0.1%
Incitec Pivot Ltd.	198,780	532,736
Orica Ltd.	57,835	751,485

		1,284,221

Commercial Banks 1.6%
Australia & New Zealand Banking Group Ltd.	308,471	3,614,704
Bendigo & Adelaide Bank Ltd.	46,300	408,295
Commonwealth Bank of Australia	212,989	5,820,053
National Australia Bank Ltd.	261,921	4,248,376
St George Bank Ltd.	88,896	1,662,567
Westpac Banking Corp.(b)	301,626	4,136,930

		19,890,925

Commercial Services & Supplies 0.1%
Brambles Ltd.	222,327	1,185,462

Construction & Engineering 0.0%
Boart Longyear Group	186,874	54,200
Leighton Holdings Ltd.(b)	24,535	407,810

		462,010

Construction Materials 0.0%(b)
Boral Ltd.	98,286	295,710

Containers & Packaging 0.1%
Amcor Ltd.	137,252	529,650

Distributors 0.0%
Metcash Ltd.	117,058	315,826

Diversified Financial Services 0.1%
ASX Ltd.	28,968	581,461
Babcock & Brown Ltd.(b)	51,487	44,975

		626,436

Diversified Telecommunication Services 0.2%
Telstra Corp. Ltd.	680,772	1,873,195

Energy Equipment & Services 0.0%
WorleyParsons Ltd.	22,720	228,169

Food & Staples Retailing 0.4%
Wesfarmers Ltd.	103,466	1,486,414
Wesfarmers Ltd. — PPS	26,759	386,124
Woolworths Ltd.	195,495	3,642,991

		5,515,529

Food Products 0.0%
Goodman Fielder Ltd.	150,467	166,920

Health Care Equipment & Supplies 0.0%
Cochlear Ltd.	10,363	393,036

Health Care Providers & Services 0.0%
Sonic Healthcare Ltd.	44,085	402,728

Hotels, Restaurants & Leisure 0.1%
Aristocrat Leisure Ltd.	58,082	146,215
Crown Ltd.	85,388	382,005
TABCORP Holdings Ltd.	79,614	364,864
Tatts Group Ltd.	150,131	251,324

		1,144,408

Industrial Conglomerate 0.0%
CSR Ltd.	202,298	293,935

Information Technology Services 0.0%
Computershare Ltd.	70,608	399,034

Insurance 0.4%
AMP Ltd.	300,989	1,094,450
AXA Asia Pacific Holdings Ltd.	165,197	487,161
Insurance Australia Group Ltd.	302,788	766,714
QBE Insurance Group Ltd.	142,626	2,432,435
Suncorp-Metway Ltd.	153,383	825,381

		5,606,141

Media 0.0%(b)
Fairfax Media Ltd.	218,979	280,630

Metals & Mining 1.2%
Alumina Ltd.	206,983	294,456
BHP Billiton Ltd.	539,014	10,351,262
BlueScope Steel Ltd.	129,394	380,429
Fortescue Metals Group Ltd.*(b)	210,671	416,507
Newcrest Mining Ltd.	72,815	1,000,576
OneSteel Ltd.	125,650	288,563
OZ Minerals Ltd.	475,393	298,538
Rio Tinto Ltd.	45,902	2,373,755
Sims Group Ltd.	21,463	205,746

		15,609,832

40 Annual Report 2008

Common Stocks (continued)
	Shares	Value

AUSTRALIA (continued)

Multi-Utility 0.1%
AGL Energy Ltd.	63,008	$591,463

Multiline Retail 0.0%
Harvey Norman Holdings Ltd.	57,604	99,392

Oil, Gas & Consumable Fuels 0.4%
Caltex Australia Ltd.(b)	14,655	92,267
Origin Energy Ltd.	141,089	1,479,089
Paladin Energy Ltd.*(b)	108,652	166,399
Santos Ltd.	95,530	864,593
Woodside Petroleum Ltd.	77,472	2,188,164

		4,790,512

Real Estate Investment Trusts 0.4%
CFS Retail Property Trust(b)	233,837	314,425
Dexus Property Group	461,432	229,866
Goodman Group	237,574	149,835
GPT Group	374,161	187,176
Macquarie Office Trust	190,927	36,711
Mirvac Group	197,476	129,216
Stockland	237,872	639,418
Westfield Group	281,677	3,109,888

		4,796,535

Real Estate Management & Development 0.0%
Lend Lease Corp. Ltd.	66,298	306,663

Road & Rail 0.0%
Asciano Group	81,314	113,554

Textiles, Apparel & Luxury Goods 0.0%(b)
Billabong International Ltd.	29,397	234,915

Transportation Infrastructure 0.1%
Macquarie Airports	103,492	147,129
Macquarie Infrastructure Group	385,301	504,840
Transurban Group	182,856	656,290

		1,308,259

		74,671,670

AUSTRIA 0.4%(a)
Building Products 0.0%
Wienerberger AG	11,282	187,274

Commercial Banks 0.1%(b)
Erste Group Bank AG	29,243	779,529
Raiffeisen International Bank Holding AG	8,359	263,006

		1,042,535

Construction & Engineering 0.0%
Strabag SE	7,961	155,842

Diversified Telecommunication Services 0.1%
Telekom Austria AG	62,249	764,772

Electric Utility 0.1%
Verbund — Oesterreichische Elektrizitaetswirtschafts AG, Class A	14,094	666,663

Insurance 0.0%(b)
Vienna Insurance Group	4,535	122,393

Machinery 0.0%(b)
Andritz AG	8,310	236,626

Metals & Mining 0.0%
Voestalpine AG	19,205	468,634

Oil, Gas & Consumable Fuels 0.1%
OMV AG	28,493	911,954

Real Estate Management & Development 0.0%(b)
Immoeast AG*	56,229	67,784
Immofinanz Immobilien Anlagen AG	74,545	83,139

		150,923

		4,707,616

BELGIUM 0.7%(a)
Beverages 0.1%
InBev NV	29,996	1,209,695

Chemicals 0.1%(b)
Solvay SA	9,723	904,276
Umicore	22,740	406,620

		1,310,896

Commercial Banks 0.1%(b)
Dexia SA	83,960	446,517
KBC Groep NV	26,175	1,125,194

		1,571,711

Diversified Financial Services 0.2%
Fortis(b)	365,866	423,834
Groupe Bruxelles Lambert SA(b)	12,842	943,300
KBC Ancora	4,817	143,175
Nationale A Portefeuille	6,148	332,465

		1,842,774

Diversified Telecommunication Services 0.1%(b)
Belgacom SA	29,963	1,025,054

Food & Staples Retailing 0.1%
Colruyt SA(b)	2,362	530,813
Delhaize Group	16,437	924,287

		1,455,100

Pharmaceuticals 0.0%(b)
UCB SA	18,967	482,725

2008 Annual Report 41

Statement of Investments (Continued)
October 31, 2008

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares	Value

BELGIUM (continued)

Wireless Telecommunication Services 0.0%
Mobistar SA	3,848	$255,324

		9,153,279

BERMUDA 0.1%(a) (b)
Energy Equipment & Services 0.1%
Seadrill Ltd.	45,659	439,885

Oil, Gas & Consumable Fuels 0.0%
Frontline Ltd.	8,500	264,533

		704,418

CHINA 0.0%(a)
Communications Equipment 0.0%
Foxconn International Holdings Ltd.*	308,604	113,557

DENMARK 0.9%(a)
Beverages 0.1%
Carlsberg AS, Class B	11,682	459,994

Building Products 0.0%
Rockwool International AS, Class B	681	45,799

Chemicals 0.1%(b)
Novozymes AS, Class B	6,405	452,257

Commercial Banks 0.1%
Danske Bank AS	74,620	1,104,841
Jyske Bank AS*	7,575	223,787
Sydbank AS(b)	13,868	215,583

		1,544,211

Construction & Engineering 0.0%(b)
FLSmidth & Co. AS	8,763	326,911

Electrical Equipment 0.1%
Vestas Wind Systems AS*	30,503	1,249,651

Food Products 0.0%(b)
Danisco AS	9,657	418,466

Health Care Equipment & Supplies 0.0%
Coloplast AS, Class B	3,108	225,391
William Demant Holding*(b)	2,534	96,972

		322,363

Insurance 0.1%
Topdanmark AS*	2,958	319,637
TrygVesta AS(b)	2,935	176,514

		496,151

Marine 0.1%
A P Moller — Maersk AS, Class A	87	507,365
A P Moller — Maersk AS, Class B	180	1,036,104

		1,543,469

Pharmaceuticals 0.3%
Novo Nordisk AS, Class B	75,161	4,029,661

Road & Rail 0.0%(b)
DSV AS	36,375	437,121

		11,326,054

FINLAND 1.4%(a)
Auto Components 0.0%
Nokian Renkaat OYJ	18,930	247,467

Communications Equipment 0.7%
Nokia OYJ	616,305	9,439,603

Construction & Engineering 0.0%(b)
YIT OYJ	23,528	146,498

Diversified Financial Services 0.0%
Pohjola Bank PLC	12,516	168,378

Diversified Telecommunication Services 0.0%(b)
Elisa OYJ	21,193	318,759

Electric Utility 0.2%
Fortum OYJ	73,172	1,798,074

Food & Staples Retailing 0.0%
Kesko OYJ, Class B	13,136	307,455

Insurance 0.1%
Sampo OYJ, Class A	69,806	1,398,732

Machinery 0.1%
Cargotec Corp., Class B(b)	6,072	84,043
Kone OYJ, Class B	24,288	543,414
Metso OYJ	22,256	295,727
Wartsila OYJ(b)	12,243	310,157

		1,233,341

Media 0.0%(b)
Sanoma OYJ	8,770	134,201

Metals & Mining 0.1%
Outokumpu OYJ(b)	17,077	176,949
Rautaruukki OYJ	15,996	261,027

		437,976

Oil, Gas & Consumable Fuels 0.0%
Neste Oil OYJ	21,324	337,237

Paper & Forest Products 0.2%
Stora Enso OYJ, Class R	96,548	897,738
UPM-Kymmene OYJ	87,508	1,237,250

		2,134,988

Pharmaceuticals 0.0%
Orion OYJ, Class B	10,145	149,064

		18,251,773

FRANCE 10.0%
Aerospace & Defense 0.1%(a)
Safran SA(b)	26,121	331,478

42 Annual Report 2008

Common Stocks (continued)
	Shares	Value

FRANCE (continued)
Aerospace & Defense (continued)

Thales SA	16,544	$663,754
Zodiac SA	9,030	353,047

		1,348,279

Airline 0.0%(a) (b)
Air France-KLM	22,108	318,489

Auto Components 0.1%(a)
Compagnie Generale des Etablissements Michelin, Class B	23,502	1,209,535
Valeo SA(b)	15,071	262,493

		1,472,028

Automobiles 0.1%(a)
Peugeot SA	25,097	669,633
Renault SA	30,043	920,647

		1,590,280

Beverages 0.1%(a) (b)
Pernod-Ricard SA	26,757	1,742,182

Building Products 0.1%(a) (b)
Compagnie de Saint-Gobain	46,039	1,776,296

Chemicals 0.3%(a) (b)
Air Liquide	39,819	3,435,792

Commercial Banks 1.3%(a)
BNP Paribas	131,479	9,491,873
Credit Agricole SA	144,147	2,085,139
Natixis	157,191	348,068
Societe Generale	75,089	4,092,260

		16,017,340

Commercial Services & Supplies 0.1%
Bureau Veritas SA(a)(b)	6,265	223,351
Societe BIC SA(a)	2,653	140,118
Suez Environnement SA*	44,261	846,097

		1,209,566

Communications Equipment 0.1%(a)
Alcatel-Lucent*	376,828	972,952

Construction & Engineering 0.3%(a)
Bouygues SA	39,963	1,701,442
Eiffage SA	5,829	223,914
Vinci SA	66,820	2,404,401

		4,329,757

Construction Materials 0.1%(a)
Imerys SA	3,868	176,080
Lafarge SA(b)	23,915	1,580,782

		1,756,862

Diversified Financial Services 0.0%(a)
Eurazeo	3,976	239,354

Diversified Telecommunication Services 0.6%(a)
France Telecom SA	295,209	7,443,017

Electric Utility 0.2%(a)
EDF	32,361	1,944,141

Electrical Equipment 0.3%(a)
Alstom SA	34,307	1,700,187
Legrand SA	14,732	245,126
Schneider Electric SA	35,600	2,133,536

		4,078,849

Energy Equipment & Services 0.1%(a)
Compagnie Generale de Geophysique-Veritass SA*(b)	22,980	371,531
Technip SA	16,850	504,519

		876,050

Food & Staples Retailing 0.4%(a)
Carrefour SA	102,445	4,327,291
Casino Guichard Perrachon SA	7,691	537,562

		4,864,853

Food Products 0.3%(a)
Groupe Danone	70,423	3,920,767

Health Care Equipment & Supplies 0.1%(a)
Cie Generale d’Optique Essilor International SA	33,256	1,491,623

Hotels, Restaurants & Leisure 0.2%(a)
Accor SA	31,788	1,236,581
Sodexo	15,200	729,738

		1,966,319

Industrial Conglomerate 0.0%(a) (b)
Wendel	4,358	208,196

Information Technology Services 0.1%(a)
Atos Origin SA	13,040	302,773
Cap Gemini SA(b)	22,814	734,977

		1,037,750

Insurance 0.4%(a)
AXA SA	249,592	4,767,673
CNP Assurances	6,231	502,024
SCOR SE	24,530	401,844

		5,671,541

Machinery 0.1%(a)
Vallourec	8,647	967,134

Media 0.6%(a)
Eutelsat Communications	13,552	290,837
JC Decaux SA(b)	6,800	118,153
Lagardere SCA	19,959	793,480
M6 — Metropole Television	5,476	86,232
PagesJaunes Groupe(b)	28,208	267,388
Publicis Groupe	23,988	542,088

2008 Annual Report 43

Statement of Investments (Continued)
October 31, 2008

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares	Value

FRANCE (continued)
Media (continued)

Societe Television Francaise 1(b)	25,405	$325,690
Vivendi	188,097	4,916,127

		7,339,995

Metals & Mining 0.0%(a)
Eramet	822	166,589

Multi-Utility 0.7%(a)
GDF SUEZ	176,598	7,860,127
Veolia Environnement	61,362	1,520,476

		9,380,603

Multiline Retail 0.1%(a)
PPR	12,484	795,520

Office Electronics 0.0%(a)
Neopost SA	4,251	355,864

Oil, Gas & Consumable Fuels 1.5%(a)
Total SA	348,620	19,176,599

Personal Products 0.2%(a)
L’Oreal SA	39,424	2,985,004

Pharmaceuticals 0.8%(a)
Sanofi-Aventis SA	169,803	10,757,002

Real Estate Investment Trusts 0.2%(a)
Gecina SA	1,626	112,905
ICADE	3,600	215,161
Klepierre	10,923	251,570
Unibail-Rodamco — Chi — X Europe Exchange	8,882	1,332,012
Unibail-Rodamco — London International Exchange	4,413	664,000

		2,575,648

Software 0.0%(a) (b)
Dassault Systemes SA	8,524	352,896

Textiles, Apparel & Luxury Goods 0.4%(a)
Christian Dior SA	8,712	527,732
Hermes International(b)	11,420	1,473,792
LVMH Moet Hennessy Louis Vuitton SA(b)	39,509	2,628,786

		4,630,310

Transportation Infrastructure 0.0%(a) (b)
Aeroports de Paris	4,976	296,138

		129,491,585

GERMANY 8.3%
Air Freight & Logistics 0.1%(a)
Deutsche Post AG	130,713	1,431,398

Airline 0.1%(a)
Deutsche Lufthansa AG	37,118	516,379

Auto Components 0.2%(b)
Continental AG*	24,593	1,818,117

Automobiles 1.6%(a)
Bayerische Motoren Werke AG	54,311	1,378,804
Daimler AG	140,243	4,817,529
Volkswagen AG(b)	23,260	14,077,083

		20,273,416

Capital Markets 0.3%(a)
Deutsche Bank AG	87,535	3,326,304

Chemicals 0.6%(a)
BASF SE	152,840	5,130,381
K+S AG(b)	24,422	949,601
Linde AG	22,013	1,851,402
Wacker Chemie AG	2,466	268,298

		8,199,682

Commercial Banks 0.1%(a)
Commerzbank AG	112,742	1,212,617
Deutsche Postbank AG(b)	11,231	228,121
Hypo Real Estate Holding AG(b)	22,544	143,966

		1,584,704

Construction & Engineering 0.0%(a)
Bilfinger Berger AG	4,681	211,744
Hochtief AG	7,975	247,248

		458,992

Construction Materials 0.0%(a) (b)
HeidelbergCement AG	3,959	288,671

Diversified Financial Services 0.2%(a) (b)
Deutsche Boerse AG	31,525	2,477,484

Diversified Telecommunication Services 0.5%(a) (b)
Deutsche Telekom AG	447,256	6,640,294

Electric Utility 0.9%(a) (b)
E. ON AG	308,067	11,788,636

Electrical Equipment 0.1%(a) (b)
Q-Cells AG*	9,885	397,793
Solarworld AG	15,142	377,628

		775,421

Food & Staples Retailing 0.1%(a)
Metro AG	18,782	596,918

Health Care Equipment & Supplies 0.0%(a)
Fresenius SE	4,202	249,024

Health Care Providers & Services 0.1%(a)
Celesio AG	12,201	358,170
Fresenius Medical Care AG & Co. KGaA	31,404	1,404,534

		1,762,704

44 Annual Report 2008

Common Stocks (continued)
	Shares	Value

GERMANY (continued)

Hotels, Restaurants & Leisure 0.0%(a) (b)
TUI AG	36,634	$441,011

Household Products 0.0%(a)
Henkel AG & Co. KGaA	20,725	505,417

Industrial Conglomerates 0.7%(a)
Rheinmetall AG	4,512	137,492
Siemens AG(b)	140,432	8,434,974

		8,572,466

Insurance 0.8%(a)
Allianz SE	73,226	5,509,584
Hannover Rueckversicherung AG	9,463	234,713
Muenchener Rueckversicherungs AG	33,423	4,427,007

		10,171,304

Internet Software & Services 0.0%(a) (b)
United Internet AG	19,578	175,678

Machinery 0.1%(a)
GEA Group AG	23,555	339,409
MAN AG	17,120	831,346

		1,170,755

Metals & Mining 0.1%(a)
Salzgitter AG	6,616	435,031
ThyssenKrupp AG(b)	58,846	1,102,570

		1,537,601

Multi-Utility 0.5%(a)
RWE AG	71,690	5,960,898

Multiline Retail 0.0%(a) (b)
Arcandor AG*	16,055	38,733

Personal Products 0.1%(a)
Beiersdorf AG	13,321	717,058

Pharmaceuticals 0.6%(a)
Bayer AG	123,263	6,893,727
Merck KGAA	10,910	963,923

		7,857,650

Real Estate Management & Development 0.0%(a)
IVG Immobilien AG	12,612	83,671

Semiconductors & Semiconductor Equipment 0.0%(a) (b)
Infineon Technologies AG*	122,766	384,002

Software 0.4%(a)
SAP AG	141,582	4,996,787

Textiles, Apparel & Luxury Goods 0.1%(a)
Adidas AG(b)	32,835	1,124,281
Puma AG Rudolf Dassler Sport	1,380	230,875

		1,355,156

Transportation Infrastructure 0.0%(a)
Fraport AG(b)	5,672	181,005
Hamburger Hafen und Logistik AG	3,912	131,017

		312,022

		106,468,353

GREECE 0.5%(a)
Beverages 0.0%
Coca Cola Hellenic Bottling Co. SA	24,575	342,918

Capital Markets 0.0%
Marfin Investment Group SA	106,920	470,623

Commercial Banks 0.3%
Alpha Bank AE	62,600	913,851
EFG Eurobank Ergasias SA	48,575	527,934
National Bank of Greece SA	80,464	1,767,454
Piraeus Bank SA	55,042	698,162

		3,907,401

Construction Materials 0.0%
Titan Cement Co. SA	7,253	123,856

Diversified Telecommunication Services 0.1%
Hellenic Telecommunications Organization SA	49,113	693,102

Electric Utility 0.0%
Public Power Corp. SA	20,757	256,634

Hotels, Restaurants & Leisure 0.1%
OPAP SA	38,627	843,312

Oil, Gas & Consumable Fuels 0.0%
Hellenic Petroleum SA	12,688	105,102

		6,742,948

HONG KONG 2.0%(a)
Airline 0.0%(b)
Cathay Pacific Airways Ltd.	171,000	208,680

Commercial Banks 0.3%
Bank of East Asia Ltd.	230,300	464,573
BOC Hong Kong Holdings Ltd.	600,600	687,667
CITIC International Financial Holdings Ltd.*	399,000	229,624
Hang Seng Bank Ltd.	124,200	1,549,754
Wing Hang Bank Ltd.	29,000	136,052
Wing Lung Bank(b)	16,200	327,144

		3,394,814

Distributors 0.1%
Li & Fung Ltd.	363,600	729,774

2008 Annual Report 45

Statement of Investments (Continued)
October 31, 2008

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares	Value

HONG KONG (continued)

Diversified Financial Services 0.1%(b)
Hong Kong Exchanges and Clearing Ltd.	165,500	$1,678,360

Diversified Minerals 0.0%(b)
Mongolia Energy Corp. Ltd.*	570,000	244,508

Diversified Telecommunication Services 0.0%
PCCW Ltd.	531,200	198,777

Electric Utilities 0.3%
Cheung Kong Infrastructure Holdings Ltd.	55,500	203,300
CLP Holdings Ltd.	332,500	2,242,442
HongKong Electric Holdings	235,800	1,270,976

		3,716,718

Electronic Equipment & Instruments 0.0%
Kingboard Chemical Holdings Ltd.	77,048	153,809

Hotels, Restaurants & Leisure 0.0%(b)
Genting International PLC*	507,276	125,128
Shangri-La Asia Ltd.	184,000	260,521

		385,649

Industrial Conglomerates 0.2%
Hutchison Whampoa Ltd.	346,500	1,872,501
NWS Holdings Ltd.	125,000	130,489

		2,002,990

Marine 0.0%
Orient Overseas International Ltd.	34,438	61,499
Pacific Basin Shipping Ltd.	279,615	149,724
Shun Tak Holdings Ltd.	122,000	24,317

		235,540

Media 0.0%
Television Broadcasts Ltd.	25,000	69,528

Multiline Retail 0.0%
Lifestyle International Holdings Ltd.	69,193	46,188

Natural Gas Utility 0.1%
Hong Kong & China Gas Co. Ltd.	689,336	1,214,500

Paper & Forest Products 0.0%
Lee & Man Paper Manufacturing Ltd.	36,000	11,769

Real Estate Investment Trusts 0.1%
Link REIT (The)	390,051	697,440

Real Estate Management & Development 0.7%
Cheung Kong Holdings Ltd.	226,000	2,170,015
Chinese Estates Holdings Ltd.	176,000	135,229
Hang Lung Group Ltd.	138,000	444,095
Hang Lung Properties Ltd.	376,000	918,783
Henderson Land Development Co. Ltd.	178,800	646,632
Hopewell Holdings	75,569	234,958
Hysan Development Co. Ltd.	59,673	93,574
Kerry Properties Ltd.(b)	91,000	228,603
New World Development Ltd.	434,679	361,853
Sino Land Co.(b)	304,000	267,279
Sun Hung Kai Properties Ltd.	228,700	2,003,729
Swire Pacific Ltd., Class A	145,500	1,024,751
Wharf Holdings Ltd.	208,337	415,692
Wheelock & Co. Ltd.	142,000	212,730

		9,157,923

Road & Rail 0.0%
MTR Corp.	200,714	444,783

Semiconductors & Semiconductor Equipment 0.0%(b)
ASM Pacific Technology Ltd.	27,300	91,210

Specialty Retail 0.1%
Esprit Holdings Ltd.	171,700	975,648

Textiles, Apparel & Luxury Goods 0.0%(b)
C C Land Holdings Ltd.	257,443	46,763
Yue Yuen Industrial Holdings Ltd.	75,000	150,015

		196,778

Trading Companies & Distributors 0.0%(b)
Noble Group Ltd.	231,363	168,475

Transportation Infrastructure 0.0%(b)
Hong Kong Aircraft Co. Ltd.	6,800	53,601

Wireless Telecommunication Services 0.0%
Hutchison Telecommunications International Ltd.*	212,642	229,735

		26,307,197

IRELAND 0.5%
Airline 0.0%(a)
Ryanair Holdings PLC*	42,663	148,677

Commercial Banks 0.1%
Allied Irish Banking PLC(a)	144,191	767,966
Anglo Irish Bank Corp. PLC(a)	122,522	393,217
Bank of Ireland Group	173,442	524,237

		1,685,420

Commercial Services & Supplies 0.1%(a)
Experian PLC	163,867	903,532

Construction Materials 0.2%(a)
CRH PLC	89,496	1,966,177

46 Annual Report 2008

Common Stocks (continued)
	Shares	Value

IRELAND (continued)

Food Products 0.0%(a)
Kerry Group PLC, Class A	19,740	$439,829

Insurance 0.0%(a)
Irish Life & Permanent PLC	43,713	149,511

Pharmaceuticals 0.1%(a)
Elan Corp. PLC*	76,306	575,640

		5,868,786

ITALY 3.5%(a)
Aerospace & Defense 0.0%
Finmeccanica SpA	48,247	598,301

Auto Components 0.0%(b)
Pirelli & C SpA	582,934	205,507

Automobiles 0.1%
Fiat SpA	115,862	919,247

Capital Markets 0.1%(b)
Mediobanca SpA	80,180	915,293

Commercial Banks 1.1%
Banca Carige SpA(b)	109,474	234,005
Banca Monte dei Paschi di Siena SpA	370,697	719,614
Banca Popolare di Milano Scarl	73,951	432,751
Banco Popolare SC	103,761	1,294,265
Intesa Sanpaolo SpA	1,235,190	4,520,146
Intesa Sanpaolo SpA — RSP	125,432	372,256
UniCredit SpA(b)	1,821,512	4,458,591
Unione di Banche Italiane SCPA(b)	102,976	1,737,019

		13,768,647

Construction Materials 0.0%
Italcementi SpA(b)	5,588	65,122
Italcementi SpA — RSP	15,698	109,222

		174,344

Diversified Financial Services 0.0%(b)
IFIL — Investments SpA	48,227	149,500

Diversified Telecommunication Services 0.2%
Telecom Italia SpA	1,614,578	1,854,561
Telecom Italia SpA — RSP	965,007	811,984

		2,666,545

Electric Utilities 0.4%
Enel SpA(b)	696,789	4,661,165
Terna Rete Elettrica Nazionale SpA	223,058	719,309

		5,380,474

Electrical Equipment 0.0%
Prysmian SpA	17,361	210,583

Energy Equipment & Services 0.1%
Saipem SpA	43,183	811,576

Food Products 0.0%(b)
Parmalat SpA	272,112	477,713

Hotels, Restaurants & Leisure 0.0%
Autogrill SpA	25,378	202,785
Lottomatica SpA	7,956	185,735

		388,520

Insurance 0.4%
Alleanza Assicurazioni SpA	80,138	534,182
Assicurazioni Generali SpA	169,724	4,285,695
Fondiaria-Sai SpA	14,812	278,238
Mediolanum SpA(b)	41,088	161,089
Unipol Gruppo Finanziario SpA	99,995	177,389

		5,436,593

Media 0.1%(b)
Mediaset SpA	125,290	680,621

Multi-Utility 0.0%
A2A SpA	198,697	362,108

Natural Gas Utility 0.1%
Snam Rete Gas SpA	126,797	641,792

Oil, Gas & Consumable Fuels 0.8%
ENI SpA	419,738	10,017,227

Textiles, Apparel & Luxury Goods 0.0%(b)
Bulgari SpA	23,800	177,980
Luxottica Group SpA	18,896	381,826

		559,806

Transportation Infrastructure 0.1%
Atlantia SpA	45,677	835,973

		45,200,370

JAPAN 23.2%(a)
Air Freight & Logistics 0.1%
Yamato Holdings Co. Ltd.	71,000	784,529

Airlines 0.1%(b)
All Nippon Airways Co. Ltd.	75,000	286,483
Japan Airlines Corp.*	179,000	407,407

		693,890

Auto Components 0.5%
Aisin Seiki Co. Ltd.	30,700	543,362
Bridgestone Corp.	97,800	1,710,184
Denso Corp.	78,000	1,520,574
NGK Spark Plug Co. Ltd.(b)	36,000	339,430
NHK Spring Co. Ltd.	38,000	153,179
NOK Corp.	14,600	139,035
Stanley Electric Co. Ltd.	23,500	295,513
Sumitomo Rubber Industries, Inc.	35,400	312,347

2008 Annual Report 47

Statement of Investments (Continued)
October 31, 2008

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares	Value

JAPAN (continued)
Auto Components (continued)

Tokai Rika Co. Ltd.(b)	4,700	$47,554
Toyoda Gosei Co. Ltd.	8,200	115,148
Toyota Boshoku Corp.	8,300	74,050
Toyota Industries Corp.	27,900	629,996

		5,880,372

Automobiles 2.2%
Daihatsu Motor Co. Ltd.(b)	29,000	214,757
Fuji Heavy Industries Ltd.(b)	100,000	351,838
Honda Motor Co. Ltd.	264,900	6,588,181
Isuzu Motors Ltd.	205,000	360,245
Mazda Motor Corp.	148,000	328,304
Mitsubishi Motors Corp.*(b)	565,000	781,255
Nissan Motor Co. Ltd.	362,800	1,802,175
Suzuki Motor Corp.	56,500	829,267
Toyota Motor Corp.	443,400	17,318,694
Yamaha Motor Co. Ltd.	37,700	416,894

		28,991,610

Beverages 0.2%
Asahi Breweries Ltd.	61,900	1,021,942
Coca-Cola West Holdings Co. Ltd.(b)	10,800	216,648
Ito En Ltd.(b)	9,700	154,527
Kirin Holdings Co. Ltd.	124,000	1,371,744
Sapporo Holdings Ltd.(b)	52,000	286,140

		3,051,001

Building Products 0.2%
Asahi Glass Co. Ltd.	161,600	1,015,664
Daikin Industries Ltd.	42,400	953,874
JS Group Corp.	37,000	479,211
Nippon Sheet Glass Co. Ltd.(b)	96,000	314,022
TOTO Ltd.(b)	57,200	399,208

		3,161,979

Capital Markets 0.3%
Daiwa Securities Group, Inc.	213,500	1,207,273
Jafco Co. Ltd.	3,700	99,615
Nomura Holdings, Inc.	283,000	2,681,781
SBI Holdings, Inc.	3,210	385,281
Shinko Securities Co. Ltd.	51,700	128,229

		4,502,179

Chemicals 0.9%
Asahi Kasei Corp.	213,200	802,096
Daicel Chemical Industries Ltd.	23,000	82,946
Denki Kagaku Kogyo KK	41,000	90,852
DIC Corp.	69,000	111,552
JSR Corp.	31,300	353,131
Kaneka Corp.	43,500	203,036
Kansai Paint Co. Ltd.	30,000	167,468
Kuraray Co. Ltd.	63,500	486,046
Mitsubishi Chemical Holdings Corp.	203,000	820,829
Mitsubishi Gas Chemical Co., Inc.	48,000	176,661
Mitsubishi Rayon Co. Ltd.	120,100	257,878
Mitsui Chemicals, Inc.	116,100	405,444
Nissan Chemical Industries Ltd.	34,000	274,968
Nitto Denko Corp.	26,810	593,884
Shin-Etsu Chemical Co. Ltd.	66,100	3,514,289
Showa Denko KK	232,000	352,480
Sumitomo Chemical Co. Ltd.	245,200	750,329
Taiyo Nippon Sanso Corp.	32,000	201,268
Teijin Ltd.	175,800	457,289
Tokuyama Corp.	38,000	192,477
Toray Industries, Inc.(b)	213,300	990,623
Tosoh Corp.	108,000	215,402
UBE Industries Ltd.	187,000	393,538

		11,894,486

Commercial Banks 2.2%
77 Bank Ltd. (The)	36,300	171,060
Aozora Bank Ltd.	97,000	81,013
Bank of Kyoto Ltd. (The)	41,000	431,356
Bank of Yokohama Ltd. (The)	197,000	955,739
Chiba Bank Ltd. (The)	128,300	634,270
Chugoku Bank Ltd. (The)	25,000	343,997
Chuo Mitsui Trust Holdings, Inc.	157,400	621,131
Fukuoka Financial Group, Inc.	106,600	352,642
Gunma Bank Ltd. (The)	78,000	398,361
Hachijuni Bank Ltd. (The)	53,000	260,117
Hiroshima Bank Ltd. (The)	58,000	215,572
Hokuhoku Financial Group, Inc.	161,900	320,435
Iyo Bank Ltd. (The)	37,000	399,239
Joyo Bank Ltd. (The)	95,000	447,019
Mitsubishi UFJ Financial Group, Inc.(b)	1,651,984	10,383,461
Mizuho Financial Group, Inc.	1,547	3,778,234
Mizuho Trust & Banking Co. Ltd.(b)	230,000	270,331
Nishi-Nippon City Bank Ltd. (The)	86,000	187,393
Resona Holdings, Inc.(b)	820	860,051
Sapporo Hokuyo Holdings, Inc.	34	146,664
Shinsei Bank Ltd.(b)	227,000	348,268
Shizuoka Bank Ltd. (The)	105,000	927,522
Sumitomo Mitsui Financial Group, Inc.(b)	1,071	4,294,367

48 Annual Report 2008

Common Stocks (continued)
	Shares	Value

JAPAN (continued)
Commercial Banks (continued)

Sumitomo Trust & Banking Co. Ltd. (The)	227,000	$1,051,468
Suruga Bank Ltd.	28,000	263,631
Yamaguchi Financial Group, Inc.	32,000	306,140

		28,449,481

Commercial Services & Supplies 0.3%
Dai Nippon Printing Co. Ltd.(b)	102,700	1,213,662
Secom Co. Ltd.	36,300	1,384,851
Toppan Printing Co. Ltd.	96,000	706,024

		3,304,537

Computers & Peripherals 0.3%
Fujitsu Ltd.	301,100	1,184,107
Mitsumi Electric Co. Ltd.	16,600	218,379
NEC Corp.	309,000	916,298
Seiko Epson Corp.	20,200	303,436
Toshiba Corp.(b)	493,700	1,784,800

		4,407,020

Construction & Engineering 0.2%
JGC Corp.	35,000	375,274
Kajima Corp.	165,800	479,664
Kinden Corp.	25,000	208,786
Obayashi Corp.	83,500	408,628
Shimizu Corp.	78,000	382,819
Taisei Corp.	192,000	442,575

		2,297,746

Construction Materials 0.0%
Taiheiyo Cement Corp.	104,000	121,076

Consumer Finance 0.2%
Aeon Credit Service Co. Ltd.	18,300	194,982
Aiful Corp.(b)	11,917	55,235
Credit Saison Co. Ltd.	30,500	323,747
ORIX Corp.	14,780	1,518,851
Promise Co. Ltd.(b)	11,000	197,481
Takefuji Corp.(b)	14,930	120,057

		2,410,353

Containers & Packaging 0.0%
Toyo Seikan Kaisha Ltd.	20,500	252,972

Distributors 0.0%
Canon Marketing Japan, Inc.	10,300	172,345

Diversified Consumer Services 0.0%
Benesse Corp.	10,400	436,898

Diversified Financial Services 0.0%
Mitsubishi UFJ Lease & Finance Co. Ltd.	7,210	172,704

Diversified Telecommunication Services 0.3%
Nippon Telegraph & Telephone Corp.	824	3,363,198

Electric Utilities 1.4%
Chubu Electric Power Co., Inc.	106,100	2,778,800
Chugoku Electric Power Co., Inc. (The)	43,600	1,055,473
Hokkaido Electric Power Co., Inc.	27,200	610,064
Hokuriku Electric Power Co.	27,200	716,957
Kansai Electric Power Co., Inc. (The)	123,400	3,094,915
Kyushu Electric Power Co., Inc.	58,300	1,336,794
Shikoku Electric Power Co., Inc.	29,000	851,156
Tohoku Electric Power Co., Inc.	72,300	1,624,309
Tokyo Electric Power Co., Inc. (The)	195,300	5,532,119

		17,600,587

Electrical Equipment 0.3%
Fuji Electric Holdings Co. Ltd.	60,200	87,852
Furukawa Electric Co. Ltd.	120,300	363,472
Mitsubishi Electric Corp.	310,600	1,925,902
Panasonic Electronic Works Co. Ltd.	50,284	438,958
Sumitomo Electric Industries Ltd.	117,600	952,347
Ushio, Inc.	13,700	185,117

		3,953,648

Electronic Equipment & Instruments 1.1%
Alps Electric Co. Ltd.	38,000	209,088
Citizen Holdings Co. Ltd.(b)	65,500	362,491
FUJIFILM Holdings Corp.	78,400	1,805,163
Hirose Electric Co. Ltd.	4,100	355,105
Hitachi Chemical Co. Ltd.	10,900	111,397
Hitachi High-Technologies Corp.	7,100	115,180
Hitachi Ltd.	540,800	2,539,601
HOYA Corp.	66,200	1,209,045
Ibiden Co. Ltd.	21,800	407,884
Keyence Corp.	5,680	1,088,686
Kyocera Corp.	26,100	1,533,383
Mabuchi Motor Co. Ltd.(b)	4,100	162,206
Murata Manufacturing Co. Ltd.	34,000	1,172,027
Nidec Corp.(b)	16,700	898,366
Nippon Electric Glass Co. Ltd.	56,000	336,908
Omron Corp.	29,800	425,546

2008 Annual Report 49

Statement of Investments (Continued)
October 31, 2008

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares	Value

JAPAN (continued)
Electronic Equipment & Instruments (continued)

TDK Corp.	19,800	$669,164
Yaskawa Electric Corp.	30,000	131,679
Yokogawa Electric Corp.	44,700	207,035

		13,739,954

Food & Staples Retailing 0.5%
AEON Co. Ltd.	102,300	981,161
FamilyMart Co. Ltd.(b)	9,300	368,532
Lawson, Inc.	13,000	635,522
Seven & I Holdings Co. Ltd.	138,400	3,886,780
UNY Co. Ltd.	20,000	155,900

		6,027,895

Food Products 0.3%
Ajinomoto Co., Inc.	107,000	924,067
Kikkoman Corp.	32,000	322,725
Meiji Dairies Corp.(b)	60,000	273,714
Nippon Meat Packers, Inc.	36,000	493,878
Nisshin Seifun Group, Inc.	28,900	313,383
Nissin Food Products Co. Ltd.(b)	11,300	323,070
Toyo Suisan Kaisha Ltd.	15,400	397,148
Yakult Honsha Co. Ltd.(b)	14,900	371,388
Yamazaki Baking Co. Ltd.	13,100	174,094

		3,593,467

Gas Distribution 0.0%
TOHO GAS Co. Ltd.	73,000	421,445

Health Care Equipment & Supplies 0.2%
Olympus Corp.	37,000	713,202
Shimadzu Corp.	38,000	260,073
Terumo Corp.	28,100	1,171,361

		2,144,636

Health Care Providers & Services 0.0%
Alfresa Holdings Corp.	3,900	169,673
Mediceo Paltac Holdings Co. Ltd.	18,200	197,244
Suzuken Co. Ltd.	8,800	188,064

		554,981

Hotels, Restaurants & Leisure 0.0%(b)
Oriental Land Co. Ltd.	8,400	595,797

Household Durables 0.9%
Casio Computer Co. Ltd.	42,100	270,466
Haseko Corp.	156,000	141,198
Makita Corp.	19,600	355,467
Matsushita Electric Industrial Co. Ltd.	294,502	4,743,545
Pioneer Corp.	25,300	75,064
Sanyo Electric Co. Ltd.*	297,200	451,208
Sekisui Chemical Co. Ltd.	57,000	333,100
Sekisui House Ltd.	80,300	805,375
Sharp Corp.	160,900	1,148,618
Sony Corp.	160,900	3,814,161

		12,138,202

Household Products 0.2%
Kao Corp.	83,200	2,433,396
Unicharm Corp.	6,500	466,300

		2,899,696

Independent Power Producers & Energy Traders 0.1%
Electric Power Development Co. Ltd.	22,000	655,137

Industrial Conglomerate 0.1%
Hankyu Hanshin Holdings, Inc.	191,000	901,208

Information Technology Services 0.1%
CSK Holdings Corp.(b)	14,100	117,873
Itochu Techno-Solutions Corp.	1,800	42,186
Nomura Research Institute Ltd.	23,500	388,137
NTT Data Corp.(b)	187	617,979
Obic Co. Ltd.	940	115,082
Otsuka Corp.	1,500	75,463

		1,356,720

Insurance 0.7%
Aioi Insurance Co. Ltd.	69,000	283,385
Mitsui Sumitomo Insurance Group Holdings, Inc.	60,680	1,686,542
Nipponkoa Insurance Co. Ltd.	103,000	617,463
Sompo Japan Insurance, Inc.	137,800	966,058
Sony Financial Holdings, Inc.	118	383,847
T&D Holdings, Inc.	33,100	1,264,720
Tokio Marine Holdings, Inc.	109,200	3,369,056

		8,571,071

Internet & Catalog Retail 0.0%(b)
Dena Co. Ltd.	53	118,616
Rakuten, Inc.	964	477,988

		596,604

Internet Software & Services 0.1%
Yahoo! Japan Corp.	2,339	774,107

Leisure Equipment & Products 0.2%
Namco Bandai Holdings, Inc.(b)	36,749	377,981
Nikon Corp.(b)	55,000	775,280
Sankyo Co. Ltd.	8,600	382,721
Sega Sammy Holdings, Inc.	31,900	241,207
Shimano, Inc.(b)	8,200	234,613
Yamaha Corp.	31,600	306,297

		2,318,099

50 Annual Report 2008

Common Stocks (continued)
	Shares	Value

JAPAN (continued)

Machinery 0.9%
Amada Co. Ltd.	42,000	$192,915
Fanuc Ltd.	30,800	2,052,579
Hino Motors Ltd.	61,000	140,997
Hitachi Construction Machinery Co. Ltd.(b)	17,200	199,710
IHI Corp.	171,000	207,505
Japan Steel Works Ltd. (The)	58,000	410,939
JTEKT Corp.	25,300	194,165
Kawasaki Heavy Industries Ltd.(b)	292,200	529,496
Komatsu Ltd.	144,200	1,585,609
Kubota Corp.	175,100	879,067
Kurita Water Industries Ltd.	18,100	413,055
Minebea Co. Ltd.	78,000	210,553
Mitsubishi Heavy Industries Ltd.	514,200	1,649,045
Mitsui Engineering & Shipbuilding Co. Ltd.	121,000	169,355
NGK Insulators Ltd.	42,000	436,328
NSK Ltd.	66,400	271,061
NTN Corp.	59,600	222,157
OKUMA Corp.(b)	14,000	61,568
SMC Corp.	8,400	793,147
Sumitomo Heavy Industries Ltd.	92,000	273,178
THK Co. Ltd.	24,600	336,947

		11,229,376

Marine 0.2%
Kawasaki Kisen Kaisha Ltd.	98,000	388,343
Mitsui OSK Lines Ltd.	184,000	961,027
Nippon Yusen KK	177,400	858,024

		2,207,394

Media 0.1%
Dentsu, Inc.(b)	332	544,869
Fuji Media Holdings, Inc.	137	164,061
Hakuhodo DY Holdings, Inc.	1,950	88,811
Jupiter Telecommunications Co. Ltd.	282	190,460
Toho Co. Ltd.	13,900	265,037
Tokyo Broadcasting System, Inc.	4,800	85,051

		1,338,289

Metals & Mining 0.8%
Daido Steel Co. Ltd.	64,000	202,891
Dowa Holdings Co. Ltd.	59,800	180,273
Hitachi Metals Ltd.	25,000	188,016
JFE Holdings, Inc.	83,800	2,138,623
Kobe Steel Ltd.	444,000	720,332
Maruichi Steel Tube Ltd.(b)	5,600	127,419
Mitsubishi Materials Corp.	185,000	417,832
Mitsui Mining & Smelting Co. Ltd.(b)	116,100	212,377
Nippon Steel Corp.	817,000	2,750,511
Nisshin Steel Co. Ltd.	127,900	171,315
OSAKA Titanium Technologies Co.(b)	4,500	117,412
Sumitomo Metal Industries Ltd.	617,000	1,587,208
Sumitomo Metal Mining Co. Ltd.	89,000	667,576
Toho Titanium Co. Ltd.(b)	1,646	19,258
Tokyo Steel Manufacturing Co. Ltd.	10,900	84,211
Yamato Kogyo Co. Ltd.	4,700	111,101

		9,696,355

Multiline Retail 0.1%
Isetan Mitsukoshi Holdings Ltd.*(b)	59,978	565,074
J. Front Retailing Co. Ltd.	69,200	308,646
Marui Group Co. Ltd.	54,600	333,828
Takashimaya Co. Ltd.(b)	57,000	439,390

		1,646,938

Natural Gas Utility 0.2%
Osaka Gas Co. Ltd.	336,900	1,191,939
Tokyo Gas Co. Ltd.	373,400	1,605,929

		2,797,868

Office Electronics 0.6%
Brother Industries Ltd.(b)	37,500	255,875
Canon, Inc.	171,000	5,984,786
Konica Minolta Holdings, Inc.	84,400	554,393
Ricoh Co. Ltd.	107,200	1,153,922

		7,948,976

Oil, Gas & Consumable Fuels 0.3%
Cosmo Oil Co. Ltd.	51,000	108,513
Idemitsu Kosan Co. Ltd.	2,800	163,282
Inpex Holdings, Inc.	132	766,468
Japan Petroleum Exploration Co.	5,100	194,291
Nippon Mining Holdings, Inc.	158,900	486,548
Nippon Oil Corp.	220,400	904,874
Showa Shell Sekiyu KK	40,500	330,923
TonenGeneral Sekiyu KK(b)	35,000	296,096

		3,250,995

Paper & Forest Products 0.1%
Nippon Paper Group, Inc.	173	462,461
OJI Paper Co. Ltd.	144,000	549,910

		1,012,371

2008 Annual Report 51

Statement of Investments (Continued)
October 31, 2008

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares	Value

JAPAN (continued)

Personal Products 0.1%(b)
Shiseido Co. Ltd.	52,700	$1,084,537

Pharmaceuticals 1.3%
Astellas Pharma, Inc.	79,300	3,194,754
Chugai Pharmaceutical Co. Ltd.	40,300	573,263
Daiichi Sankyo Co. Ltd.	112,100	2,299,068
Dainippon Sumitomo Pharma Co. Ltd.	23,000	181,755
Eisai Co. Ltd.	40,400	1,311,034
Hisamitsu Pharmaceutical Co., Inc.	10,100	421,049
Kyowa Hakko Kogyo Co. Ltd.	37,000	308,416
Mitsubishi Tanabe Pharma Corp.	31,000	326,331
Ono Pharmaceutical Co. Ltd.	15,100	673,245
Santen Pharmaceutical Co. Ltd.	8,600	219,984
Shionogi & Co. Ltd.	48,400	823,918
Taisho Pharmaceutical Co. Ltd.	19,900	358,507
Takeda Pharmaceutical Co. Ltd.	133,800	6,649,231

		17,340,555

Real Estate Investment Trusts 0.2%
Japan Prime Realty Investment Corp.	114	202,566
Japan Real Estate Investment Corp.	70	619,983
Japan Retail Fund Investment Corp.	81	292,599
Nippon Building Fund, Inc.	93	893,817
Nomura Real Estate Office Fund, Inc.(b)	55	312,751

		2,321,716

Real Estate Management & Development 0.7%
Aeon Mall Co. Ltd.	8,000	197,527
Daito Trust Construction Co. Ltd.	11,400	481,007
Daiwa House Industry Co. Ltd.	83,000	738,013
Leopalace21 Corp.	20,575	153,175
Mitsubishi Estate Co. Ltd.	187,600	3,351,845
Mitsui Fudosan Co. Ltd.	134,700	2,350,086
Nomura Real Estate Holdings, Inc.(b)	5,100	99,937
NTT Urban Development Corp.	130	133,395
Sumitomo Realty & Development Co. Ltd.	61,000	994,065
Tokyo Tatemono Co. Ltd.(b)	46,000	189,522
Tokyu Land Corp.	79,000	223,618

		8,912,190

Road & Rail 0.9%
Central Japan Railway Co.	258	2,119,789
East Japan Railway Co.	545	3,879,009
Keihin Electric Express Railway Co. Ltd.(b)	56,000	432,324
Keio Corp.	82,400	426,775
Keisei Electric Railway Co. Ltd.	62,000	304,475
Kintetsu Corp.(b)	239,500	916,919
Nippon Express Co. Ltd.	143,500	579,319
Odakyu Electric Railway Co. Ltd.(b)	94,100	690,104
Tobu Railway Co. Ltd.	114,000	579,297
Tokyu Corp.	164,900	647,948
West Japan Railway Co.	291	1,280,833

		11,856,792

Semiconductors & Semiconductor Equipment 0.2%
Advantest Corp.(b)	24,000	344,906
Elpida Memory, Inc.*(b)	19,000	101,315
NEC Electronics Corp.*(b)	5,200	52,384
Rohm Co. Ltd.	16,200	780,767
Shinko Electric Industries Co. Ltd.	16,400	105,749
Sumco Corp.	18,500	200,378
Tokyo Electron Ltd.	27,600	920,477

		2,505,976

Software 0.5%
Konami Corp.	17,100	309,416
Nintendo Co. Ltd.	15,900	5,109,839
Oracle Corp.(b)	4,100	178,280
Square Enix Co. Ltd.	7,300	183,951
Trend Micro, Inc.	18,000	440,424

		6,221,910

Specialty Retail 0.2%
Fast Retailing Co. Ltd.	7,800	831,712
Hikari Tsushin, Inc.	3,200	47,765
Nitori Co. Ltd.	5,050	316,482
Shimamura Co. Ltd.	2,600	180,146
USS Co. Ltd.	5,540	339,395
Yamada Denki Co. Ltd.	13,880	755,644

		2,471,144

Textiles, Apparel & Luxury Goods 0.0%
Asics Corp.	17,000	106,539
Nisshinbo Industries, Inc.	23,100	134,293
Onward Holdings Co. Ltd.	28,400	207,761

		448,593

52 Annual Report 2008

Common Stocks (continued)
	Shares	Value

JAPAN (continued)

Tobacco 0.2%
Japan Tobacco, Inc.	721	$2,558,393

Trading Companies & Distributors 0.8%
ITOCHU Corp.	242,000	1,279,170
Marubeni Corp.	265,000	1,029,746
Mitsubishi Corp.	217,300	3,643,090
Mitsui & Co. Ltd.	278,000	2,694,230
Sojitz Corp.	191,067	319,349
Sumitomo Corp.	180,700	1,590,129
Toyota Tsusho Corp.	31,500	304,049

		10,859,763

Transportation Infrastructure 0.0%
Kamigumi Co. Ltd.	30,000	238,716
Mitsubishi Logistics Corp.	25,400	231,138

		469,854

Wireless Telecommunication Services 0.6%
KDDI Corp.	467	2,798,616
NTT DoCoMo, Inc.	2,509	3,979,953
Softbank Corp.(b)	121,300	1,194,737

		7,973,306

		299,344,921

JERSEY 0.0%(a) (b)
Real Estate Management & Development 0.0%
Atrium European Real Estate*	57,937	263,393

LUXEMBOURG 0.1%(a)
Energy Equipment & Services 0.0%(b)
Acergy SA	32,993	223,259

Media 0.1%
SES FDR (XPAR)	48,464	871,747

Wireless Telecommunication Services 0.0%
Millicom International Cellular SA — SDR	11,290	417,766

		1,512,772

NETHERLANDS 2.8%(a)
Aerospace & Defense 0.1%
European Aeronautic Defence and Space Co. NV	52,311	869,977

Air Freight & Logistics 0.1%
TNT NV	62,421	1,317,185

Beverages 0.1%
Heineken Holding NV	17,585	533,793
Heineken NV	40,237	1,357,169

		1,890,962

Chemicals 0.2%
Akzo Nobel NV(b)	44,469	1,848,189
Koninklijke DSM NV	22,193	617,969

		2,466,158

Commercial Services & Supplies 0.0%
Randstad Holding NV	14,443	280,707

Construction & Engineering 0.0%
Koninklijke Boskalis Westminster NV CVA	9,630	317,881

Construction Materials 0.0%(b)
James Hardie Industries NV CDI	65,970	187,558

Diversified Financial Services 0.2%
ING Groep NV CVA	309,291	2,900,928
SNS Reaal	20,410	149,704

		3,050,632

Diversified Telecommunication Services 0.3%
Koninklijke KPN NV	295,020	4,154,350

Energy Equipment & Services 0.1%
Fugro NV CVA	8,344	298,133
SBM Offshore NV	26,863	472,467

		770,600

Food & Staples Retailing 0.2%
Koninklijke Ahold NV	194,859	2,091,645

Food Products 0.5%
Unilever NV CVA	264,374	6,370,549

Household Durables 0.0%(b)
TomTom NV*	10,250	78,126

Industrial Conglomerate 0.2%
Koninklijke Philips Electronics NV	166,878	3,083,523

Insurance 0.1%
Aegon NV	228,172	947,985

Media 0.2%
Reed Elsevier NV	102,426	1,368,876
Wolters Kluwer NV	49,966	884,414

		2,253,290

Metals & Mining 0.3%(b)
ArcelorMittal (XPAR)	140,500	3,653,904

Real Estate Investment Trusts 0.0%
Corio NV	6,452	344,754

Semiconductors & Semiconductor Equipment 0.2%
ASML Holding NV	70,954	1,242,004
STMicroelectronics NV	111,117	913,310

		2,155,314

		36,285,100

2008 Annual Report 53

Statement of Investments (Continued)
October 31, 2008

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares	Value

NEW ZEALAND 0.1%(a)
Construction Materials 0.0%
Fletcher Building Ltd.	70,946	$240,736

Diversified Telecommunication Services 0.1%(b)
Telecom Corp. of New Zealand Ltd.	315,094	426,822

Electric Utility 0.0%(b)
Contact Energy Ltd.	27,782	117,707

Hotels, Restaurants & Leisure 0.0%
Sky City Entertainment Group Ltd.	106,546	205,519

Transportation Infrastructure 0.0%
Auckland International Airport Ltd.	100,919	107,950

		1,098,734

NORWAY 0.7%(a)
Chemicals 0.1%(b)
Yara International ASA	30,964	647,320

Commercial Banks 0.1%
DnB NOR ASA	119,689	694,081

Diversified Telecommunication Services 0.1%
Telenor ASA	136,554	815,337

Electrical Equipment 0.0%(b)
Renewable Energy Corp. ASA*	24,857	234,671

Energy Equipment & Services 0.0%
Aker Solutions ASA(b)	31,880	174,453
Petroleum Geo-Services ASA*	28,555	142,278

		316,731

Industrial Conglomerate 0.1%(b)
Orkla ASA	135,645	903,595

Insurance 0.0%
Storebrand ASA	60,740	144,066

Metals & Mining 0.0%
Norsk Hydro ASA	112,054	468,493

Oil, Gas & Consumable Fuels 0.3%
StatoilHydro ASA	210,106	4,228,692

		8,452,986

PORTUGAL 0.3%(a)
Commercial Banks 0.1%
Banco BPI SA(b)	51,306	105,724
Banco Comercial Portugues SA(b)	437,665	508,588
Banco Espirito Santo SA	29,994	285,546

		899,858

Construction Materials 0.0%(b)
Cimpor Cimentos de Portugal SGPS SA	41,410	188,944

Diversified Telecommunication Services 0.1%
Portugal Telecom SGPS SA	110,137	724,291

Electric Utility 0.1%
Energias de Portugal SA	300,599	1,023,753

Food & Staples Retailing 0.0%
Jeronimo Martins SGPS SA	36,111	184,262

Industrial Conglomerate 0.0%
Sonae SGPS SA	165,828	100,829

Media 0.0%
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	30,919	156,873

Transportation Infrastructure 0.0%(b)
BRISA — Auto Estrandas de Portugal SA	42,254	324,136

		3,602,946

SINGAPORE 1.0%(a)
Aerospace & Defense 0.0%
Singapore Technologies Engineering Ltd.	176,000	277,972

Airline 0.1%
Singapore Airlines Ltd.	78,613	602,498

Commercial Banks 0.4%
DBS Group Holdings Ltd.	186,700	1,425,654
Oversea-Chinese Banking Corp.	429,600	1,452,947
United Overseas Bank Ltd.	200,500	1,813,283

		4,691,884

Distributors 0.0%
Jardine Cycle & Carriage Ltd.	16,604	106,540

Diversified Financial Services 0.0%(b)
Singapore Exchange Ltd.	144,900	518,837

Diversified Telecommunication Services 0.2%
Singapore Telecommunications Ltd.	1,276,003	2,148,131

Electronic Equipment & Instruments 0.0%(b)
Venture Corp. Ltd.	38,200	139,644

Food & Staples Retailing 0.0%
Olam International Ltd.	183,500	161,584

Food Products 0.0%
Golden Agri-Resources Ltd.	859,000	114,671
Wilmar International Ltd.(b)	128,158	221,707

		336,378

54 Annual Report 2008

Common Stocks (continued)
	Shares	Value

SINGAPORE (continued)

Health Care Providers & Services 0.0%
Parkway Holdings Ltd.	210,646	$225,925

Industrial Conglomerates 0.1%
Fraser and Neave Ltd.	121,369	229,093
Keppel Corp. Ltd.	214,000	667,411
SembCorp Industries Ltd.	138,243	232,423

		1,128,927

Machinery 0.0%(b)
Cosco Corp. Singapore Ltd.	164,066	89,827
SembCorp Marine Ltd.	151,200	187,957

		277,784

Marine 0.0%(b)
Neptune Orient Lines Ltd.	42,800	36,161

Media 0.1%
Singapore Press Holdings Ltd.	283,500	619,502

Real Estate Investment Trusts 0.0%
Ascendas Real Estate Investment Trust	85,600	95,286
CapitaCommercial Trust	135,000	92,773
CapitaMall Trust	141,000	187,044

		375,103

Real Estate Management & Development 0.1%
CapitaLand Ltd.	292,897	587,212
City Developments Ltd.(b)	94,099	416,252
Keppel Land Ltd.(b)	86,300	110,977
UOL Group Ltd.	134,120	175,626
Yanlord Land Group Ltd.(b)	26,000	13,343

		1,303,410

Road & Rail 0.0%
ComfortDelgro Corp. Ltd.	280,620	230,255

		13,180,535

SPAIN 3.9%(a)
Airline 0.0%(b)
Iberia Lineas Aereas de Espana SA	92,810	218,931

Biotechnology 0.0%
Grifols SA	22,670	451,099

Commercial Banks 1.6%
Banco Bilbao Vizcaya Argentaria SA	570,294	6,618,259
Banco de Sabadell SA(b)	147,490	1,005,891
Banco Popular Espanol SA(b)	128,104	1,165,696
Banco Santander SA — Continuous Exchange	19,349	212,557
Banco Santander SA — London International Exchange	1,006,759	10,887,018
Bankinter SA(b)	41,576	448,572

		20,337,993

Construction & Engineering 0.2%
ACS Actividades de Construccion y Servicios SA	31,523	1,170,276
Fomento de Construcciones y Contratas SA(b)	7,593	301,878
Grupo Ferrovial SA(b)	9,086	279,989
Sacyr Vallehermoso SA(b)	13,067	120,495

		1,872,638

Diversified Financial Services 0.0%
Criteria Caixacorp SA	134,085	433,857

Diversified Telecommunication Services 1.0%
Telefonica SA	687,979	12,736,437

Electric Utilities 0.5%
Acciona SA	4,566	431,848
Iberdrola SA	557,110	4,031,538
Red Electrica Corporacion SA	17,405	762,796
Union Fenosa SA(b)	58,335	1,237,591

		6,463,773

Electrical Equipment 0.1%
Gamesa Corp. Tecnologica SA	29,652	486,082

Independent Power Producers & Energy Traders 0.0%
Iberdrola Renovables SA*	137,814	419,217

Information Technology Services 0.0%
Indra Sistemas SA	19,952	387,644

Insurance 0.0%
Mapfre SA	108,512	345,303

Machinery 0.0%(b)
Zardoya Otis SA	16,820	318,630

Media 0.0%(b)
Gestevision Telecinco SA	10,642	85,432
Promotora de Informaciones SA	7,564	29,623

		115,055

Metals & Mining 0.0%(b)
Acerinox SA	28,129	353,570

Natural Gas Utility 0.1%
Enagas	27,772	542,537
Gas Natural SDG SA	18,056	555,661

		1,098,198

2008 Annual Report 55

Statement of Investments (Continued)
October 31, 2008

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares	Value

SPAIN (continued)

Oil, Gas & Consumable Fuels 0.2%
Repsol YPF SA	116,319	$2,211,657

Specialty Retail 0.1%(b)
Inditex SA	34,938	1,180,856

Transportation Infrastructure 0.1%
Abertis Infraestructuras SA	41,155	706,693
Cintra Concesiones de Infraestructuras de Transporte SA(b)	43,127	383,658

		1,090,351

		50,521,291

SWEDEN 1.9%(a)
Building Products 0.0%(b)
Assa Abloy AB, Class B	50,048	559,071

Commercial Banks 0.4%
Nordea Bank AB	334,249	2,680,502
Skandinaviska Enskilda Banken AB, Class A(b)	74,179	735,561
Svenska Handelsbanken AB, Class A	73,582	1,352,950
Swedbank AB, Class A(b)	57,800	477,913

		5,246,926

Commercial Services & Supplies 0.0%
Securitas AB, B Shares	50,085	481,149

Communications Equipment 0.3%(b)
Telefonaktiebolaget LM Ericsson, Class B	478,124	3,256,546

Construction & Engineering 0.0%
Skanska AB, B Shares	62,056	545,336

Diversified Financial Services 0.1%
Investor AB, B Shares	72,600	1,095,502

Diversified Telecommunication Services 0.2%
Tele2 AB, B Shares	48,699	415,782
TeliaSonera AB(b)	358,999	1,580,332

		1,996,114

Health Care Equipment & Supplies 0.0%
Getinge AB, B Shares	30,124	421,547

Household Durables 0.1%(b)
Electrolux AB, Series B	40,755	375,402
Husqvarna AB, Class B	46,443	322,172

		697,574

Machinery 0.4%
Alfa Laval AB	60,864	439,609
Atlas Copco AB, Class A	108,963	914,391
Atlas Copco AB, Class B	56,910	426,279
Sandvik AB	162,195	1,053,236
Scania AB, Class B	62,282	512,154
SKF AB, Class B	62,006	565,135
Volvo AB, Class B(b)	176,334	921,957

		4,832,761

Media 0.0%
Modern Times Group AB, Class B	8,062	173,088

Metals & Mining 0.0%
Boliden AB(b)	47,104	113,360
Ssab Svenskt Stal AB, Class B	8,917	80,883
Ssab Svenskt Stal AB, Series A(b)	28,902	292,388

		486,631

Oil, Gas & Consumable Fuels 0.0%(b)
Lundin Petroleum AB*	32,091	153,287

Paper & Forest Products 0.1%
Holmen AB, Class B	7,619	214,871
Svenska Cellulosa AB, Class B	93,791	692,965

		907,836

Specialty Retail 0.2%(b)
Hennes & Mauritz AB, Class B	81,940	2,939,912

Tobacco 0.1%
Swedish Match AB	47,028	653,426

		24,446,706

SWITZERLAND 8.4%
Biotechnology 0.1%(a) (b)
Actelion Ltd.*	16,007	845,907

Building Products 0.1%(a) (b)
Geberit AG	6,992	726,680

Capital Markets 1.2%(a)
Credit Suisse Group AG	171,303	6,407,893
EFG International AG	6,184	133,173
Julius Baer Holding AG	34,724	1,358,532
UBS AG*	481,254	8,168,386

		16,067,984

Chemicals 0.3%(a)
Givaudan SA(b)	1,090	742,998
Syngenta AG	17,035	3,185,507

		3,928,505

Commercial Services & Supplies 0.1%(a)
Adecco SA	20,141	700,884
SGS SA	766	754,417

		1,455,301

Computers & Peripherals 0.0%(a)
Logitech International SA*	26,437	394,272

56 Annual Report 2008

Common Stocks (continued)
	Shares	Value

SWITZERLAND (continued)

Construction Materials 0.1%(a)
Holcim Ltd.	34,526	$1,961,727

Diversified Financial Services 0.0%(a)
Pargesa Holding SA	4,238	324,753

Diversified Telecommunication Services 0.1%(a)
Swisscom AG	3,715	1,135,552

Electrical Equipment 0.4%(a)
ABB Ltd.	360,250	4,728,510

Food Products 2.0%
Aryzta AG*(b)	14,400	509,273
Lindt & Spruengli AG(a)	100	215,206
Nestle SA(a)	643,592	25,035,993

		25,760,472

Health Care Equipment & Supplies 0.1%(a)
Nobel Biocare Holding AG(b)	20,382	350,257
Sonova Holding AG	8,966	372,671
Straumann Holding AG(b)	1,000	169,763

		892,691

Insurance 0.6%(a)
Baloise Holding AG	8,397	449,097
Swiss Life Holding AG	5,803	523,066
Swiss Reinsurance	57,614	2,403,544
Zurich Financial Services AG	23,832	4,836,648

		8,212,355

Life Sciences Tools & Services 0.1%(a)
Lonza Group AG	8,502	705,849

Machinery 0.1%(a)
OC Oerlikon Corp. AG*(b)	1,126	87,359
Schindler Holding AG	6,813	295,048
Sulzer AG	5,209	307,645

		690,052

Marine 0.0%(a) (b)
Kuehne & Nagel International AG	7,590	459,700

Pharmaceuticals 2.9%(a)
Novartis AG	389,565	19,780,369
Roche Holding AG	115,033	17,597,704

		37,378,073

Textiles, Apparel & Luxury Goods 0.2%
Compagnie Financiere Richemont SA	85,469	1,797,407
Swatch Group AG — Chi — X Europe Exchange(a)(b)	5,183	809,056
Swatch Group AG — Swiss Exchange(a)	6,449	184,732

		2,791,195

		108,459,578

UNITED KINGDOM 21.1%(a)
Aerospace & Defense 0.4%
BAE Systems PLC	563,470	3,166,579
Cobham PLC	198,852	604,219
Meggitt PLC	134,757	295,152
Rolls-Royce Group PLC	291,634	1,542,686

		5,608,636

Airline 0.0%
British Airways PLC	90,070	199,255

Auto Components 0.0%
GKN PLC	121,913	233,722

Beverages 0.7%
Diageo PLC	408,563	6,233,572
SABMiller PLC	143,941	2,285,848

		8,519,420

Capital Markets 0.2%
3i Group PLC	67,961	592,666
ICAP PLC	84,272	419,833
Investec PLC	51,267	194,652
Man Group PLC	275,029	1,587,541
Schroders PLC	14,441	185,090

		2,979,782

Chemicals 0.0%
Johnson Matthey PLC	34,966	526,151

Commercial Banks 2.9%
Barclays PLC	1,304,132	3,737,617
HBOS PLC	874,616	1,431,820
HSBC Holdings PLC	1,922,384	22,764,349
Lloyds TSB Group PLC	963,553	3,113,651
Royal Bank of Scotland Group PLC	2,646,964	2,915,063
Standard Chartered PLC	227,461	3,758,465

		37,720,965

Commercial Services & Supplies 0.2%
Capita Group PLC (The)	96,619	998,153
G4S PLC	202,103	611,980
Hays PLC	248,348	272,587
Rentokil Initial PLC	300,661	218,471
Serco Group PLC	67,474	402,302

		2,503,493

Construction & Engineering 0.0%
Balfour Beatty PLC	62,283	251,637

Containers & Packaging 0.1%
Rexam PLC	108,877	655,934

Distributors 0.0%
Inchcape PLC	58,610	74,716

Diversified Financial Services 0.0%
London Stock Exchange Group PLC	30,384	275,592

2008 Annual Report 57

Statement of Investments (Continued)
October 31, 2008

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares	Value

UNITED KINGDOM (continued)

Diversified Telecommunication Services 0.3%
BT Group PLC	1,237,554	$2,324,933
Cable & Wireless PLC	404,499	801,543

		3,126,476

Electric Utilities 0.4%
British Energy Group PLC	165,560	1,979,833
Scottish & Southern Energy PLC	139,337	2,730,671

		4,710,504

Energy Equipment & Services 0.0%
AMEC PLC	52,667	440,549

Food & Staples Retailing 0.7%
J Sainsbury PLC	165,455	755,668
Tesco PLC	1,257,473	6,888,387
WM Morrison Supermarkets PLC	383,546	1,632,772

		9,276,827

Food Products 0.6%
Associated British Foods PLC	55,793	624,164
Cadbury PLC	216,965	1,991,801
Tate & Lyle PLC	81,699	485,597
Unilever PLC	207,914	4,669,980

		7,771,542

Health Care Equipment & Supplies 0.1%
Smith & Nephew PLC	142,154	1,301,336

Hotels, Restaurants & Leisure 0.3%
Carnival PLC	26,358	579,530
Compass Group PLC	296,797	1,379,842
Enterprise Inns PLC	82,872	130,476
Intercontinental Hotels Group PLC	41,751	354,380
Ladbrokes PLC	119,578	304,670
Mitchells & Butlers PLC	69,102	174,895
Thomas Cook Group PLC	58,304	158,136
TUI Travel PLC	73,765	225,117
Whitbread PLC	28,034	406,229
William Hill PLC	58,731	180,542

		3,893,817

Household Durables 0.0%
Berkeley Group Holdings PLC*	8,142	98,011
Persimmon PLC	49,017	237,253

		335,264

Household Products 0.3%
Reckitt Benckiser Group PLC	96,516	4,081,751

Independent Power Producers & Energy Traders 0.1%
Drax Group PLC	55,054	511,470
International Power PLC	241,261	862,930

		1,374,400

Industrial Conglomerates 0.1%
Smiths Group PLC	62,071	799,036
Tomkins PLC	151,866	278,691

		1,077,727

Information Technology Services 0.0%
Logica PLC	236,462	263,185

Insurance 0.7%
Aviva PLC	423,475	2,525,502
Friends Provident PLC	363,418	416,639
Legal & General Group PLC	966,734	1,111,599
Old Mutual PLC	799,981	647,665
Prudential PLC	398,735	2,002,560
RSA Insurance Group PLC	520,870	1,158,086
Standard Life PLC	352,563	1,364,496

		9,226,547

Internet & Catalog Retail 0.0%
Home Retail Group PLC	143,369	456,860

Machinery 0.0%
IMI PLC	43,571	193,598
Invensys PLC*	126,108	316,163

		509,761

Media 0.5%
British Sky Broadcasting Group PLC	181,788	1,106,013
Daily Mail & General Trust, Class A	34,990	164,732
ITV PLC	560,647	270,715
Pearson PLC	129,459	1,289,182
Reed Elsevier PLC	177,063	1,553,282
Thomson Reuters PLC	30,234	523,748
United Business Media Ltd.	48,671	316,647
WPP Group PLC	178,373	1,066,759

		6,291,078

Metals & Mining 1.7%
Anglo American PLC	211,697	5,310,629
Antofagasta PLC	61,722	381,265
BHP Billiton PLC	353,405	5,999,748
Eurasian Natural Resources Corp.	52,685	263,445

Kazakhmys PLC	32,271	151,270
Lonmin PLC	25,395	473,520
Rio Tinto PLC	159,801	7,463,080
Vedanta Resources PLC	22,688	314,138
Xstrata PLC	101,427	1,734,475

		22,091,570

Multi-Utility 0.7%
Centrica PLC	590,242	2,899,734
National Grid PLC	400,364	4,509,199
United Utilities Group PLC	109,123	1,231,958

		8,640,891

58 Annual Report 2008

Common Stocks (continued)
	Shares	Value

UNITED KINGDOM (continued)

Multiline Retail 0.1%
Marks & Spencer Group PLC	253,541	$898,655
Next PLC	32,194	547,087

		1,445,742

Oil, Gas & Consumable Fuels 4.8%
BG Group PLC	535,663	7,874,707
BP PLC	3,015,670	24,577,016
Cairn Energy PLC*	20,980	543,428
Royal Dutch Shell PLC, Class A	567,974	15,601,664
Royal Dutch Shell PLC, Class B	438,749	11,892,761
Tullow Oil PLC	115,266	978,699

		61,468,275

Paper & Forest Products 0.0%
Mondi PLC	64,692	234,741

Pharmaceuticals 2.2%
AstraZeneca PLC	233,169	9,879,274
GlaxoSmithKline PLC	876,669	16,849,506
Shire Ltd.	89,641	1,174,375

		27,903,155

Real Estate Investment Trusts 0.3%
British Land Co. PLC	81,817	815,674
Hammerson PLC	47,166	543,499
Land Securities Group PLC	75,429	1,338,639
Liberty International PLC	40,859	454,528
Segro PLC	74,031	334,146

		3,486,486

Road & Rail 0.1%
Firstgroup PLC	81,880	540,221
National Express Group PLC	26,931	248,035
Stagecoach Group PLC	68,356	205,200

		993,456

Software 0.1%
Sage Group PLC	212,829	595,697

Specialty Retail 0.1%
Carphone Warehouse Group PLC	53,270	115,621
Kingfisher PLC	383,321	707,364

		822,985

Textiles, Apparel & Luxury Goods 0.0%
Burberry Group PLC	78,375	348,741

Tobacco 0.9%
British American Tobacco PLC	271,890	7,456,187
Imperial Tobacco Group PLC	162,726	4,360,388

		11,816,575

Trading Companies & Distributors 0.1%
Bunzl PLC	59,826	601,388
Wolseley PLC	107,434	587,824

		1,189,212

Water Utility 0.1%
Severn Trent PLC	37,513	828,987

Wireless Telecommunication Services 1.3%
Vodafone Group PLC	8,509,744	16,366,887

		271,920,327

UNITED STATES 0.1%(a)
Health Care Equipment & Supplies 0.1%
Synthes, Inc.	9,716	1,254,209

Total Common Stocks		1,259,351,104

Preferred Stocks 0.4%(a)

GERMANY 0.4%
Automobiles 0.2%
Bayerische Motoren Werke AG	8,063	160,767
Porsche Automobil Holding SE(b)	14,300	1,260,802
Volkswagen AG	17,325	1,098,848

		2,520,417

Health Care Equipment & Supplies 0.1%
Fresenius SE	12,430	793,366

Household Products 0.1%
Henkel AG & Co. KGaA	31,816	909,570

Media 0.0%
ProSiebenSat.1 Media AG	13,637	42,079

Multi-Utility 0.0%
RWE AG	5,309	330,071

		4,595,503

ITALY 0.0%
Diversified Financial Services (0.0%)
Istituto Finanziario Industriale SpA*	5,300	46,269

Insurance 0.0%
Unipol Gruppo Finanziario SpA	104,302	114,456

		160,725

Total Preferred Stocks		4,756,228

2008 Annual Report 59

Statement of Investments (Continued)
October 31, 2008

Nationwide International Index Fund (Continued)

Exchange Traded Fund 0.1%

	Shares or Principal Amount	Value

UNITED STATES 0.1%
iShares MSCI EAFE Index Fund	26,360	$1,176,183

Rights 0.0%

AUSTRALIA 0.0%
Real Estate Investment Trusts 0.0%
Goodman Group 11/24/08	111,659	2,596
GPT Group 12/03/08	374,161	185,174

		187,770

BELGIUM 0.0%(a) (c)
Diversified Financial Services 0.0%
Fortis 07/02/14	368,527	0

ITALY 0.0%
Aerospace & Defense 0.0%
Finmeccanica SpA 11/14/08	48,247	19,676

Total Rights		207,446

Warrants 0.0%(a) (c)

JAPAN 0.0%
Metals & Mining 0.0%
Dowa Holdings Co. Ltd., expiring 01/29/10	67,800	0

Total Warrants		0

Repurchase Agreements 9.8%

Barclays Capital, 0.25%, dated 10/31/08, due 11/03/08, repurchase price $124,308,814 collateralized by U.S. Government Agency Mortgages ranging 0.00% — 5.40%, maturing 03/31/09 — 12/14/22; total market value of $126,792,347(d)	$124,306,224	124,306,224
CS First Boston, 0.08%, dated 10/31/08, due 11/03/08, repurchase price $2,294,889, collateralized U.S. Government Agency Mortgages ranging 0.00% — 5.50%, maturing 11/03/08 — 11/01/35; total market value of $2,340,771	2,294,874	2,294,874

Total Repurchase Agreements		126,601,098

Total Investments (Cost $1,776,609,602) (e) — 108.0%		1,392,092,059
Liabilities in excess of other assets — (8.0)%		(103,609,413)

NET ASSETS — 100.0%		$1,288,482,646

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	The security or a partial position of this security is on loan at October 31, 2008. The total value of securities on loan at October 31, 2008 was $118,463,375.

(c)	Illiquid security.

(d)	The security was purchased with cash collateral held from securities on loan (See Note 2). The total value of this security as of October 31, 2008 was $124,306,224.

(e)	See notes to financial statements for tax unrealized appreciation/ (depreciation) of securities.

FDR	Fiduciary Depositary Receipts

PPS	Price Protected Shares

REIT	Real Estate Investment Trust

SDR	Swedish Depositary Receipts

The accompanying notes are an integral part of these financial statements.

60 Annual Report 2008

At October 31, 2008, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows:

					Net Unrealized
	Delivery	Currency	Contract	Market	Appreciation/
Currency	Date	(Delivered)	Value	Value	(Depreciation)

Short Contracts:
Australia Dollar	11/14/08	$(2,250,000)	$(1,882,979)	$(1,492,526)	$390,453
British Pound	11/14/08	(3,131,000)	(5,604,805)	(5,033,130)	571,675
Euro	11/14/08	(6,721,800)	(9,468,612)	(8,561,206)	907,406
Hong Kong Dollar	11/14/08	(2,368,700)	(305,566)	(305,654)	(88)
Japanese Yen	11/14/08	(813,328,000)	(7,688,331)	(8,262,826)	(574,495)
Swedish Krone	11/14/08	(3,299,000)	(490,144)	(425,185)	64,959

Total Short Contracts			$(25,440,437)	$(24,080,527)	$1,359,910

Long Contracts:
Australia Dollar	11/14/08	$2,950,100	$2,232,660	$1,956,934	$(275,726)
British Pound	11/14/08	4,469,500	7,968,085	7,184,789	(783,296)
Euro	11/14/08	8,086,300	11,584,543	10,299,099	(1,285,446)
Japanese Yen	11/14/08	822,542,600	7,683,706	8,356,440	672,734
Swedish Krone	11/14/08	3,960,000	619,138	510,377	(108,761)

Total Long Contracts			$30,088,132	$28,307,639	$(1,780,495)

As of October 31, 2008, the Fund’s open futures contracts were as follows:

			Notional Value	Unrealized
Number of			Covered by	Appreciation/
Contracts	Long Contracts*	Expiration	Contracts	Depreciation

24	SPI 200 Index	12/19/08	$1,608,673	($89,493)
9	CAC40 10 Euro	12/19/08	397,595	31,269
3	DAX Index	12/19/08	484,115	2,166
62	DJ Euro STOXX 50	12/19/08	2,048,020	24,113
6	IBEX 35 Index	11/24/08	688,140	(1,766)
2	S&P/MIB IDEM Index	12/19/08	270,390	(29,968)
5	Hang Seng Index	11/28/08	449,366	51,223
73	Topix Index	12/15/08	6,329,780	(659,283)
50	OMXS30 Index	11/30/08	408,888	10,256
78	FTSE 100 Index	12/19/08	5,495,141	128,647

			$18,180,108	($532,836)

*	Cash pledged as collateral.

The accompanying notes are an integral part of the financial statements.

2008 Annual Report 61

Statement of Assets and Liabilities
October 31, 2008

Nationwide International Index
Fund

Assets:
Investments, at value (cost $1,650,008,504)*	$1,265,490,961
Repurchase agreements, at value and cost	126,601,098

Total Investments	1,392,092,059

Cash collateral pledged for futures	2,254,000
Foreign currency, at value (cost $11,932,852)	11,658,931
Unrealized appreciation on forward foreign currency contracts	2,655,711
Interest and dividends receivable	4,048,856
Receivable for capital shares issued	527,186
Receivable for investments sold	1,306,987
Reclaims receivable	853,244
Prepaid expenses and other assets	3,062,215

Total Assets	1,418,459,189

Liabilities:
Payable to custodian	1,377,161
Unrealized depreciation on forward foreign currency contracts	3,076,296
Payable for capital shares redeemed	294,420
Payable upon return of securities loaned (Note 2)	124,306,224
Payable for variation margin on futures contracts	177,140
Accrued expenses and other payables:
Investment advisory fees	304,959
Fund administration fees	136,738
Distribution fees	57,082
Trustee fees	6,691
Compliance program costs (Note 3)	8,067
Custodian fees	31,488
Other	200,277

Total Liabilities	129,976,543

Net Assets	$1,288,482,646

Represented by:
Capital	$1,543,365,460
Accumulated undistributed net investment income	11,705,792
Accumulated net realized gains from investment and foreign currency transactions	119,137,306
Net unrealized appreciation/(depreciation) from investments	(384,517,543)
Net unrealized appreciation/(depreciation) from futures	(532,836)
Net unrealized appreciation/(depreciation) from foreign currency contracts	(420,585)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(254,948)

Net Assets	$1,288,482,646

Net Assets:
Class A Shares	$256,105,481
Class B Shares	356,467
Class C Shares	724,073
Class R Shares	6,038
Institutional Class Shares	1,031,290,587

Total	$1,288,482,646

*	Includes value of securities on loan of and $118,463,375 (Note 2).

The accompanying notes are an integral part of these financial statements.

62 Annual Report 2008

	Nationwide International Index
	Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	40,437,372
Class B Shares	57,314
Class C Shares	118,656
Class R Shares	954
Institutional Class Shares	162,411,242

Total	203,025,538

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$6.33
Class B Shares (a)	$6.21	(c)
Class C Shares (b)	$6.10
Class R Shares	$6.32	(c)
Institutional Class Shares	$6.35
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$6.72

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(c)	The NAV reported above represents the traded NAV at October 31, 2008.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 63

Statement of Operations
For the Year Ended October 31, 2008

Nationwide
International Index
Fund

INVESTMENT INCOME:
Interest income	$333,454
Dividend income	75,816,993
Income from securities lending (Note 2)	3,054,966
Foreign tax withholding	(6,342,466)

Total Income	72,862,947

EXPENSES:
Investment advisory fees	5,511,610
Fund administration fees	2,016,535
Distribution fees Class A	645,518
Distribution fees Class B	5,868
Distribution fees Class C	13,649
Distribution fees Class R	12
Administrative servicing fees Class A	292,642
Administrative servicing fees Class R	1
Registration and filing fees	9,443
Professional fees	308,476
Printing fees	56,341
Trustee fees	111,879
Custodian fees	223,218
Other	394,172

Total expenses before reimbursed/waived expenses	9,589,364

Earnings credit (Note 5)	(7,190)
Expenses reimbursed by Advisor	(1,015,839)
Administrator fees voluntarily waived	(807)

Net Expenses	8,565,528

NET INVESTMENT INCOME	64,297,419

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	139,346,226
Net realized losses from futures transactions	(12,640,805)
Net realized gains from foreign currency transactions	1,537,522

Net realized gains from investments, futures and foreign currency transactions	128,242,943

Net change in unrealized appreciation/(depreciation) from investments	(1,329,682,081)
Net change in unrealized appreciation/(depreciation) from futures	(655,911)
Net change in unrealized appreciation/(depreciation) from foreign currency contracts	(1,397,352)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(530,765)

Net change in unrealized appreciation/(depreciation) from investments, futures, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(1,332,266,109)

Net realized/unrealized losses from investments, futures and foreign currency transactions	(1,024,023,166)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,139,725,747)

The accompanying notes are an integral part of these financial statements.

64 Annual Report 2008

Statements of Changes in Net Assets

	Nationwide International Index Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

Operations:
Net investment income	$64,297,419	$62,163,527
Net realized gains from investment, futures and foreign currency transactions	128,242,943	69,485,968
Net change in unrealized appreciation/(depreciation) from investments, futures and translation of assets and liabilities denominated in foreign currencies	(1,332,266,109)	405,610,370

Change in net assets resulting from operations	(1,139,725,747)	537,259,865

Distributions to Shareholders From:
Net investment income:
Class A	(8,067,405)	(3,527,986)
Class B	(15,885)	(10,475)
Class C	(37,988)	(19,317)
Class R	(83)	(13	)(a)
Institutional Class	(66,046,009)	(55,131,236)
Net realized gains:
Class A	(5,912,646)	(3,326,613)
Class B	(18,506)	(17,346)
Class C	(45,457)	(23,768)
Class R	(30)	–
Institutional Class	(59,206,432)	(54,100,254)

Change in net assets from shareholder distributions	(139,350,441)	(116,157,008)

Change in net assets from capital transactions	(92,847,795)	233,854,600

Change in net assets	(1,371,923,983)	654,957,457

Net Assets:
Beginning of period	2,660,406,629	2,005,449,172

End of period	$1,288,482,646	$2,660,406,629

Accumulated undistributed net investment income at end of period	$11,705,792	$21,058,824

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$270,373,904	$123,846,152
Dividends reinvested	13,862,259	6,799,456
Cost of shares redeemed (b)	(59,576,624)	(31,892,340)

Total Class A	224,659,539	98,753,268

Class B Shares
Proceeds from shares issued	21,163	37,578
Dividends reinvested	28,362	21,930
Cost of shares redeemed	(41,457)	(64,657)

Total Class B	8,068	(5,149)

(a)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

(b)	Includes redemption fees — see Note 4 to Financial Statements.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 65

Statements of Changes in Net Assets (Continued)

	Nationwide International Index Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$259,018	$904,889
Dividends reinvested	51,518	20,552
Cost of shares redeemed	(429,039)	(120,532)

Total Class C	(118,503)	804,909

Class R Shares
Proceeds from shares issued	8,000	1,000 (a)
Dividends reinvested	113	13 (a)
Cost of shares redeemed	–	–

Total Class R	8,113	1,013

Institutional Class Shares
Proceeds from shares issued	272,570,136	229,072,717
Dividends reinvested	125,250,333	109,231,066
Cost of shares redeemed (b)	(715,225,481)	(204,003,224)

Total Institutional Class	(317,405,012)	134,300,559

Change in net assets from capital transactions:	$(92,847,795)	$233,854,600

SHARE TRANSACTIONS:
Class A Shares
Issued	26,530,083	10,898,058
Reinvested	1,330,513	612,155
Redeemed	(5,910,974)	(2,786,678)

Total Class A Shares	21,949,622	8,723,535

Class B Shares
Issued	2,117	3,441
Reinvested	2,685	2,027
Redeemed	(5,104)	(5,864)

Total Class B Shares	(302)	(396)

Class C Shares
Issued	25,543	83,227
Reinvested	4,950	1,913
Redeemed	(48,673)	(10,678)

Total Class C Shares	(18,180)	74,462

Class R Shares
Issued	850	91 (a)
Reinvested	12	1 (a)
Redeemed	–	–

Total Class R Shares	862	92

Institutional Class Shares
Issued	29,672,868	20,351,913
Reinvested	11,716,850	9,841,617
Redeemed	(70,889,053)	(17,405,187)

Total Institutional Class Shares	(29,499,335)	12,788,343

Total change in shares:	(7,567,333)	21,586,036

The accompanying notes are an integral part of these financial statements.

66 Annual Report 2008

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide International Index Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
	Net Asset		and									Ratio of Net	Expenses
	Value,		Unrealized								Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2008 (f)	$12.60	0.24	(5.86)	(5.62)	(0.33)	(0.32)	(0.65)	$6.33	(46.65%)	$256,105,481	0.73%	2.53%	0.79%	12.76%
Year Ended October 31, 2007 (f)	$10.59	0.24	2.32	2.56	(0.25)	(0.30)	(0.55)	$12.60	24.91%	$232,958,284	0.79%	2.27%	0.81%	6.15%
Year Ended October 31, 2006	$8.69	0.16	2.11	2.27	(0.12)	(0.25)	(0.37)	$10.59	26.89%	$103,403,038	0.76%	1.95%	0.80%	8.66%
Year Ended October 31, 2005	$7.63	0.16	1.18	1.34	(0.20)	(0.08)	(0.28)	$8.69	17.83%	$40,558,775	0.76%	1.81%	0.83%	12.24%
Year Ended October 31, 2004	$6.55	0.10	1.07	1.17	(0.09)	–	(0.09)	$7.63	18.01%	$34,183,174	0.76%	1.57%	0.82%	7.62%

Class B Shares
Year Ended October 31, 2008 (f)	$12.39	0.22	(5.81)	(5.59)	(0.27)	(0.32)	(0.59)	$6.21	(47.04%)	$356,467	1.37%	2.18%	1.42%	12.76%
Year Ended October 31, 2007 (f)	$10.42	0.18	2.27	2.45	(0.18)	(0.30)	(0.48)	$12.39	24.18%	$713,940	1.37%	1.62%	1.39%	6.15%
Year Ended October 31, 2006	$8.57	0.13	2.05	2.18	(0.08)	(0.25)	(0.33)	$10.42	25.98%	$604,517	1.37%	1.41%	1.41%	8.66%
Year Ended October 31, 2005	$7.54	0.08	1.19	1.27	(0.16)	(0.08)	(0.24)	$8.57	17.17%	$395,925	1.36%	1.14%	1.43%	12.24%
Year Ended October 31, 2004	$6.48	0.06	1.05	1.11	(0.05)	–	(0.05)	$7.54	17.21%	$159,092	1.36%	0.98%	1.42%	7.62%

2008 Annual Report 67

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide International Index Fund (Continued)

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
	Net Asset		and									Ratio of Net	Expenses
	Value,		Unrealized								Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class C Shares
Year Ended October 31, 2008 (f)	$12.17	0.21	(5.69)	(5.48)	(0.27)	(0.32)	(0.59)	$6.10	(46.98%)	$724,073	1.37%	2.17%	1.42%	12.76%
Year Ended October 31, 2007 (f)	$10.25	0.16	2.25	2.41	(0.19)	(0.30)	(0.49)	$12.17	24.22%	$1,665,407	1.37%	1.69%	1.39%	6.15%
Year Ended October 31, 2006	$8.44	0.11	2.04	2.15	(0.09)	(0.25)	(0.34)	$10.25	26.06%	$639,287	1.37%	1.36%	1.41%	8.66%
Period Ended October 31, 2005 (g)	$8.27	0.09	0.19	0.28	(0.11)	–	(0.11)	$8.44	3.63%	$151,484	1.36%	1.57%	1.43%	12.24%

Class R Shares
Year Ended October 31, 2008 (f)	$12.60	0.19	(5.83)	(5.64)	(0.32)	(0.32)	(0.64)	$6.32	(46.76%)	$6,038	0.85%	2.20%	0.88%	12.76%
Period Ended October 31, 2007 (f)(h)	$10.96	0.21	1.57	1.78	(0.14)	–	(0.14)	$12.60	16.39%	$1,164	0.76%	2.82%	0.77%	6.15%

Institutional Class Shares
Year Ended October 31, 2008 (f)	$12.64	0.33	(5.93)	(5.60)	(0.37)	(0.32)	(0.69)	$6.35	(46.44%)	$1,031,290,587	0.37%	3.21%	0.42%	12.76%
Year Ended October 31, 2007 (f)	$10.61	0.30	2.32	2.62	(0.29)	(0.30)	(0.59)	$12.64	25.49%	$2,425,067,834	0.37%	2.62%	0.39%	6.15%
Year Ended October 31, 2006	$8.70	0.22	2.09	2.31	(0.15)	(0.25)	(0.40)	$10.61	27.32%	$1,900,802,330	0.37%	2.34%	0.41%	8.66%
Year Ended October 31, 2005	$7.64	0.18	1.19	1.37	(0.23)	(0.08)	(0.31)	$8.70	18.26%	$1,320,671,391	0.36%	2.17%	0.43%	12.24%
Year Ended October 31, 2004	$6.56	0.12	1.08	1.20	(0.12)	–	(0.12)	$7.64	18.43%	$855,049,635	0.36%	1.99%	0.42%	7.62%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using the average shares method.
(g)	For the period from February 14, 2005 (commencement of operations) through October 31, 2005.
(h)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.
-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

68 Annual Report 2008

Nationwide Mid Cap Market Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Standard & Poor’s MidCap 400 (S&P 400) Index as closely as possible before the deduction of Fund expenses. For the annual period ended October 31, 2008, the Nationwide Mid Cap Market Index Fund (Class A at NAV) registered -36.87% versus -36.46% for its benchmark, the S&P 400 Index. For broader comparison, the average return for the Fund’s closest Lipper Inc. peer category of Mid-Cap Core Funds (consisting of 333 funds as of October 31, 2008) was -38.48% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

All 10 sectors represented in the benchmark index recorded negative returns for the reporting period. Although each sector lost ground, the strongest-performing sectors included utilities, with -24.36%; consumer staples, with -27.03%; health care, with -30.08%; and financials, with -31.69%.

What areas of investment detracted from Fund performance?

The weakest-performing sectors during the reporting period were telecommunications services, with -59.99%; energy, with -44.71%; consumer discretionary, with -41.87%; and information technology, with -41.79%. All of these areas underperformed the broad market.

What is your outlook for the near term?

Many of the necessary conditions for a market bottom appear to be falling into place. Investor pessimism is widespread, equity valuations are attractive versus alternatives such as Treasuries, and a defining financial crisis has been followed by aggressive policy responses. In addition, a great deal of cash is on the sidelines and the sectors that underperformed the most during the last two months of the reporting period (financials and consumer discretionary) recently have outperformed.

The passage of the government rescue plan and the Federal Reserve Board’s lowering of the target federal funds interest rate by 250 basis points, or 2.50%, during the reporting period should help the market begin the healing process, but a sustained rally in equities will require evidence that the measures are working. In particular, if credit spreads – the difference in the yield between Treasury securities and other fixed-income assets – begin to narrow, it could signal a real and lasting bottom in equity markets.

Ultimately, the economic and financial outlook is likely to remain troubled for some time. The equity markets might enjoy a bounce in the near term, but it also would not be a surprise to see these markets fall back again as the reality of the looming economic challenges sets in.

Subadviser:
BlackRock Investment Management, LLC

Portfolio Managers:
Debra L. Jelilian and Jeffrey L. Russo, CFA

2008 Annual Report 69

Fund Performance	Nationwide Mid Cap Market Index Fund

Average Annual Total Return
(For periods ended October 31, 2008)

					Gross	Net
					Expense	Expense
		1 Yr.	5 Yr.	Inception[1]	Ratio*	Ratio*

Class A	w/o SC2	-36.87%	1.23%	3.43%	0.76%	0.74%
	w/SC3	-40.50%	0.04%	2.74%

Class B4	w/o SC2	-37.36%	0.59%	2.86%	1.34%	1.32%
	w/SC5	-40.36%	0.27%	2.86%

Class C6	w/o SC2	-37.31%	0.61%	2.86%	1.34%	1.32%
	w/SC7	-37.91%	0.61%	2.86%

Class R8,9		-36.84%	1.24%	3.44%	1.04%	1.02%

Institutional Class[8]		-36.63%	1.63%	3.87%	0.34%	0.32%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	These returns until the creation of Class B shares (5/25/01) include performance based on the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for this class has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

[5]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[6]	These returns until the creation of Class C shares (10/22/03) include the performance of the Fund’s Class A shares for the period through May 24, 2001 and the Fund’s Class B shares for the period from May 25, 2001 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.

[7]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	Not subject to any sales charges.

[9]	These returns until the creation of Class R shares (3/9/07) include performance based on the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R shares has been restated to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Mid Cap Market Index Fund, the S&P MidCap 400 Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

70 Annual Report 2008

(a)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Annual Report 71

Shareholder	Nationwide Mid Cap Market Index Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2008

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Mid Cap Market Index Fund			05/01/08	10/31/08	05/01/08 - 10/31/08[a]	05/01/08 - 10/31/08[a]

Class A Shares	Actual		1,000.00	681.02	2.74	0.65
	Hypothetical	[b]	1,000.00	1,021.87	3.30	0.65

Class B Shares	Actual		1,000.00	678.06	5.91	1.40
	Hypothetical	[b]	1,000.00	1,018.09	7.13	1.40

Class C Shares	Actual		1,000.00	678.42	5.56	1.32
	Hypothetical	[b]	1,000.00	1,018.51	6.71	1.32

Class R Shares	Actual		1,000.00	681.62	1.91	0.45
	Hypothetical	[b]	1,000.00	1,022.87	2.30	0.45

Institutional Class Shares	Actual		1,000.00	682.21	1.32	0.31
	Hypothetical	[b]	1,000.00	1,023.57	1.59	0.31

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

72 Annual Report 2008

Portfolio Summary	Nationwide Mid Cap Market Index Fund
October 31, 2008

Asset Allocation

Common Stocks	97.0%
Repurchase Agreement	2.6%
Other assets in excess of liabilities	0.4%

100.0%

Top Industries

Real Estate Investment Trusts	6.3%
Insurance	4.9%
Specialty Retail	4.5%
Commercial Banks	4.2%
Commercial Services & Supplies	4.1%
Machinery	4.0%
Health Care Equipment & Supplies	3.8%
Oil, Gas & Consumable Fuels	3.7%
Chemicals	3.5%
Multi-Utility	3.1%
Other	57.9%

100.0%

Top Holdings*

New York Community Bancorp, Inc.	0.7%
Stericycle, Inc.	0.7%
McAfee, Inc.	0.7%
Everest Re Group Ltd.	0.7%
Cephalon, Inc.	0.6%
Equitable Resources, Inc.	0.6%
Health Care REIT, Inc.	0.6%
DENTSPLY International, Inc.	0.6%
FLIR Systems, Inc.	0.6%
FMC Technologies, Inc.	0.6%
Other	93.6%

100.0%

*	For purpose of listing top holdings, the repurchase agreement is included as part of Other.

2008 Annual Report 73

Statement of Investments
October 31, 2008

Nationwide Mid Cap Market Index Fund

Common Stocks 97.0%

	Shares	Value

Aerospace & Defense 0.5%
Alliant Techsystems, Inc.*	25,100	$2,068,240
BE Aerospace, Inc.*	72,944	938,789

		3,007,029

Airlines 0.3%
AirTran Holdings, Inc.*	83,760	342,578
Alaska Air Group, Inc.*	26,600	657,020
JetBlue Airways Corp.*	139,725	775,474

		1,775,072

Auto Components 0.6%
ArvinMeritor, Inc.	56,360	333,651
BorgWarner, Inc.	88,340	1,985,000
Gentex Corp.	104,580	1,002,922
Lear Corp.*	56,546	113,658
Modine Manufacturing Co.	22,200	164,280

		3,599,511

Automobiles 0.1%
Thor Industries, Inc.	25,800	461,820

Beverages 0.4%
Hansen Natural Corp.*	56,200	1,422,984
PepsiAmericas, Inc.	42,800	810,204

		2,233,188

Biotechnology 1.6%
Cephalon, Inc.*	51,635	3,703,262
PDL BioPharma, Inc.*	91,165	888,859
United Therapeutics Corp.*	17,400	1,517,802
Vertex Pharmaceuticals, Inc.*	113,190	2,966,710

		9,076,633

Capital Markets 1.9%
Affiliated Managers Group, Inc.*(a)	31,081	1,441,537
Apollo Investment Corp.	104,706	1,380,025
Eaton Vance Corp.	88,200	1,940,400
Jefferies Group, Inc.	91,300	1,445,279
Raymond James Financial, Inc.	73,080	1,702,033
SEI Investments Co.	99,180	1,753,502
Waddell & Reed Financial, Inc., Class A	65,400	949,608

		10,612,384

Chemicals 3.5%
Airgas, Inc.	62,700	2,405,172
Albemarle Corp.	69,600	1,694,760
Cabot Corp.	49,000	1,296,050
Chemtura Corp.	176,200	304,826
Cytec Industries, Inc.	36,300	1,028,016
Ferro Corp.	33,200	513,936
FMC Corp.	56,920	2,478,2974
Lubrizol Corp.	51,580	1,938,377
Minerals Technologies, Inc.	14,040	796,910
Olin Corp.	57,460	1,043,474
RPM International, Inc.	95,900	1,361,780
Scotts Miracle-Gro Co. (The), Class A	33,020	862,482
Sensient Technologies Corp.	36,980	933,005
Terra Industries, Inc.	69,850	1,536,002
Valspar Corp.	76,100	1,556,245

		19,749,332

Commercial Banks 4.2%
Associated Banc-Corp.	97,121	2,142,489
BancorpSouth, Inc.	54,700	1,327,569
Bank of Hawaii Corp.	36,400	1,845,844
Cathay General Bancorp	37,700	922,896
City National Corp.	30,600	1,638,018
Colonial BancGroup, Inc. (The)	154,080	630,187
Commerce Bancshares, Inc.	47,700	2,255,256
Cullen/Frost Bankers, Inc.	44,930	2,514,732
FirstMerit Corp.	61,780	1,440,710
PacWest Bancorp	18,740	468,313
SVB Financial Group*	24,799	1,275,908
Synovus Financial Corp.	213,600	2,206,488
TCF Financial Corp.	87,800	1,557,572
Webster Financial Corp.	40,200	745,308
Westamerica Bancorp	22,120	1,266,370
Wilmington Trust Corp.	51,300	1,480,518

		23,718,178

Commercial Services & Supplies 4.1%
Brink’s Co. (The)	32,080	1,555,559
Clean Harbors, Inc.*	15,100	990,107
Copart, Inc.*	49,100	1,713,590
Corporate Executive Board Co. (The)	26,000	775,580
Corrections Corp. of America*	95,330	1,821,756
Deluxe Corp.	36,673	445,944
Dun & Bradstreet Corp.	41,393	3,050,250
Herman Miller, Inc.	42,600	937,200
HNI Corp.	33,770	618,666
Kelly Services, Inc., Class A	18,675	265,932
Korn/Ferry International*	35,100	487,539
Manpower, Inc.	60,360	1,879,007
Mine Safety Appliances Co.	22,700	612,900
MPS Group, Inc.*	70,140	546,391
Navigant Consulting, Inc.*	35,420	572,741
Republic Services, Inc.	117,273	2,779,370
Rollins, Inc.	29,147	512,113
Stericycle, Inc.*	64,880	3,790,939

		23,355,584

74 Annual Report 2008

Common Stocks (continued)
	Shares	Value

Communications Equipment 1.5%
3Com Corp.*	292,705	$799,085
ADC Telecommunications, Inc.*	89,925	570,124
ADTRAN, Inc.	42,659	648,417
Avocent Corp.*	32,706	491,244
CommScope, Inc.*	53,409	785,646
F5 Networks, Inc.*	61,324	1,522,062
Foundry Networks, Inc.*	109,800	1,630,530
Plantronics, Inc.	35,800	516,952
Polycom, Inc.*	64,802	1,361,490

		8,325,550

Computers & Peripherals 1.3%
Diebold, Inc.	48,633	1,445,373
Imation Corp.	23,633	291,158
NCR Corp.*	124,460	2,275,129
Palm, Inc.*	83,200	331,968
Western Digital Corp.*	168,200	2,775,300

		7,118,928

Construction & Engineering 1.5%
Dycom Industries, Inc.*	29,300	260,184
Granite Construction, Inc.	25,160	897,457
KBR, Inc.	129,110	1,915,992
Quanta Services, Inc.*	133,210	2,632,230
Shaw Group, Inc. (The)*	63,465	1,135,389
URS Corp.*	64,200	1,886,838

		8,728,090

Construction Materials 0.4%
Martin Marietta Materials, Inc.	31,464	2,466,148

Consumer Finance 0.1%
AmeriCredit Corp.*	85,020	498,217

Containers & Packaging 1.1%
AptarGroup, Inc.	50,000	1,516,000
Greif, Inc., Class A	25,900	1,051,022
Packaging Corp. of America	78,960	1,328,897
Sonoco Products Co.	73,600	1,853,248
Temple-Inland, Inc.	80,910	479,796

		6,228,963

Diversified Consumer Services 2.2%
Career Education Corp.*	56,049	886,135
Corinthian Colleges, Inc.*	65,080	929,343
DeVry, Inc.	46,700	2,647,423
ITT Educational Services, Inc.*	23,940	2,098,341
Matthews International Corp., Class A	23,010	1,026,936
Regis Corp.	32,920	407,220
Service Corp. International	191,100	1,318,590
Sotheby’s	51,300	477,603
Strayer Education, Inc.	10,840	2,452,767

		12,244,358

Diversified Telecommunication Services 0.1%
Cincinnati Bell, Inc.*	181,600	434,024

Electric Utilities 2.1%
DPL, Inc.	86,557	1,974,365
Great Plains Energy, Inc.	90,458	1,758,504
Hawaiian Electric Industries, Inc.	64,600	1,719,652
IDACORP, Inc.	34,700	925,102
Northeast Utilities	117,003	2,639,588
Sierra Pacific Resources	178,420	1,479,102
Westar Energy, Inc.	82,350	1,605,001

		12,101,314

Electrical Equipment 1.5%
Ametek, Inc.	81,150	2,698,238
Hubbell, Inc., Class B	41,000	1,470,670
Roper Industries, Inc.	68,150	3,090,602
Thomas & Betts Corp.*	43,848	1,041,390

		8,300,900

Electronic Equipment & Instruments 2.3%
Arrow Electronics, Inc.*	91,033	1,588,526
Avnet, Inc.*	114,378	1,914,688
FLIR Systems, Inc.*	105,700	3,392,970
Ingram Micro, Inc., Class A*	126,300	1,683,579
National Instruments Corp.	41,430	1,052,322
Tech Data Corp.*	38,743	831,037
Trimble Navigation Ltd.*	90,000	1,851,300
Vishay Intertechnology, Inc.*	141,430	609,563

		12,923,985

Energy Equipment & Services 3.1%
Exterran Holdings, Inc.*	50,085	1,122,405
FMC Technologies, Inc.*	96,824	3,387,871
Helix Energy Solutions Group, Inc.*	70,000	739,200
Helmerich & Payne, Inc.	80,000	2,744,800
Oceaneering International, Inc.*	42,600	1,200,042
Patterson-UTI Energy, Inc.	119,240	1,582,315
Pride International, Inc.*	131,528	2,471,411
Superior Energy Services, Inc.*	61,490	1,310,967
Tidewater, Inc.	39,277	1,712,870
Unit Corp.*	36,900	1,385,226

		17,657,107

Food & Staples Retailing 0.4%
BJ’s Wholesale Club, Inc.*	45,157	1,589,526
Ruddick Corp.	29,900	856,336

		2,445,862

2008 Annual Report 75

Statement of Investments (Continued)
October 31, 2008

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

Food & Staples Retailing (continued)
Food Products 1.7%
Corn Products International, Inc.	55,090	$1,339,789
Hormel Foods Corp.	52,620	1,487,041
J.M. Smucker Co. (The)	41,771	1,861,316
Lancaster Colony Corp.	14,200	447,868
Ralcorp Holdings, Inc.*	42,700	2,889,936
Smithfield Foods, Inc.*	89,010	936,385
Tootsie Roll Industries, Inc.	18,495	459,971

		9,422,306

Health Care Equipment & Supplies 3.8%
Advanced Medical Optics, Inc.*(a)	39,903	246,202
Beckman Coulter, Inc.	47,260	2,359,219
DENTSPLY International, Inc.	112,972	3,432,089
Edwards Lifesciences Corp.*	42,800	2,261,552
Gen-Probe, Inc.*	41,200	1,938,872
Hill-Rom Holdings, Inc.	47,665	1,084,855
Hologic, Inc.*	194,598	2,381,880
IDEXX Laboratories, Inc.*	45,200	1,590,588
Kinetic Concepts, Inc.*	43,100	1,043,451
ResMed, Inc.*	57,500	1,969,950
STERIS Corp.	44,980	1,531,119
Teleflex, Inc.	30,220	1,601,358

		21,441,135

Health Care Providers & Services 2.8%
Community Health Systems, Inc.*	72,977	1,496,028
Health Management Associates, Inc., Class A*	184,900	388,290
Health Net, Inc.*	81,642	1,051,549
Henry Schein, Inc.*	67,974	3,181,863
Kindred Healthcare, Inc.*	22,620	327,764
LifePoint Hospitals, Inc.*	40,556	972,127
Lincare Holdings, Inc.*	55,863	1,471,990
Omnicare, Inc.	79,100	2,180,787
Psychiatric Solutions, Inc.*	42,400	1,411,496
Universal Health Services, Inc., Class B	38,755	1,629,260
VCA Antech, Inc.*	62,627	1,133,549
WellCare Health Plans, Inc.*	31,750	767,398

		16,012,101

Health Care Technology 0.3%
Cerner Corp.*	51,640	1,922,557

Hotels, Restaurants & Leisure 1.2%
Bob Evans Farms, Inc.	23,729	495,462
Boyd Gaming Corp.	43,900	298,520
Brinker International, Inc.	77,330	719,169
Cheesecake Factory (The)*	49,550	436,040
Chipotle Mexican Grill, Inc., Class A*	25,130	1,275,347
International Speedway Corp., Class A*	21,700	681,163
Life Time Fitness, Inc.*	26,570	505,893
Scientific Games Corp., Class A*	49,500	891,000
Wendy’s/Arby’s Group, Inc., Class A	359,975	1,303,109

		6,605,703

Household Durables 1.8%
American Greetings Corp., Class A	36,614	427,652
Blyth, Inc.	17,840	153,424
Furniture Brands International, Inc.	33,538	190,831
Hovnanian Enterprises, Inc., Class A*	39,120	167,825
M.D.C. Holdings, Inc.	27,900	938,277
Mohawk Industries, Inc.*	42,640	2,062,923
NVR, Inc.*	4,126	2,022,606
Ryland Group, Inc.	32,567	611,934
Toll Brothers, Inc.*	99,018	2,289,296
Tupperware Brands Corp.	47,333	1,197,525

		10,062,293

Household Products 0.9%
Church & Dwight Co., Inc.	50,700	2,995,863
Energizer Holdings, Inc.*	44,178	2,158,537

		5,154,400

Industrial Conglomerate 0.2%
Carlisle Cos., Inc.	44,880	1,043,460

Information Technology Services 2.8%
Acxiom Corp.	48,984	385,014
Alliance Data Systems Corp.*	51,100	2,563,176
Broadridge Financial Solutions, Inc.	103,710	1,254,891
DST Systems, Inc.*	32,560	1,321,285
Gartner, Inc.*	44,980	827,632
Global Payments, Inc.	60,670	2,457,742
Lender Processing Services, Inc.	63,500	1,464,945
Metavante Technologies, Inc.*	65,830	1,103,969
NeuStar, Inc., Class A*	57,650	1,135,705
SAIC, Inc.*	146,400	2,704,008
SRA International, Inc., Class A*	32,600	602,448

		15,820,815

Insurance 4.9%
American Financial Group, Inc.	54,800	1,245,604
Arthur J. Gallagher & Co.	71,100	1,731,996
Brown & Brown, Inc.	87,820	1,802,066

76 Annual Report 2008

Common Stocks (continued)
	Shares	Value

Insurance (continued)

Everest Re Group Ltd.	46,900	$3,503,430
Fidelity National Financial, Inc., Class A	160,953	1,450,187
First American Corp.	70,453	1,437,946
Hanover Insurance Group, Inc. (The)	38,900	1,526,825
HCC Insurance Holdings, Inc.	87,390	1,927,823
Horace Mann Educators Corp.	30,900	245,964
Mercury General Corp.	26,000	1,335,620
Old Republic International Corp.	175,787	1,618,998
Philadelphia Consolidated Holding Co.*	43,300	2,532,617
Protective Life Corp.	53,300	445,055
Reinsurance Group of America, Inc., Class A	55,100	2,057,434
StanCorp Financial Group, Inc.	35,800	1,220,064
Unitrin, Inc.	36,700	770,700
W.R. Berkley Corp.	106,566	2,799,489

		27,651,818

Internet & Catalog Retail 0.4%
Netflix, Inc.*	32,930	815,347
priceline.com, Inc.*	29,600	1,557,848

		2,373,195

Internet Software & Services 0.2%
Digital River, Inc.*	28,270	700,531
ValueClick, Inc.*	66,850	494,690

		1,195,221

Leisure Equipment & Products 0.1%
Callaway Golf Co.	49,600	518,816

Life Sciences Tools & Services 2.1%
Affymetrix, Inc.*	54,010	199,297
Charles River Laboratories International, Inc.*	51,582	1,848,183
Covance, Inc.*	47,880	2,394,000
Invitrogen Corp.*	68,696	1,977,758
Pharmaceutical Product Development, Inc.	90,500	2,803,690
Techne Corp.	28,535	1,969,486
Varian, Inc.*	22,460	827,651

		12,020,065

Machinery 4.0%
AGCO Corp.*	69,700	2,196,944
Crane Co.	37,166	608,408
Donaldson Co., Inc.	59,780	2,101,267
Federal Signal Corp.	33,500	285,085
Graco, Inc.	45,770	1,131,892
Harsco Corp.	62,400	1,477,008
IDEX Corp.	62,880	1,457,558
Joy Global, Inc.	81,832	2,371,491
Kennametal, Inc.	56,400	1,196,808
Lincoln Electric Holdings, Inc.	31,600	1,363,540
Nordson Corp.	26,000	960,180
Oshkosh Corp.	57,000	436,620
Pentair, Inc.	75,260	2,080,186
SPX Corp.	41,220	1,596,863
Timken Co.	64,200	1,019,496
Trinity Industries, Inc.	62,150	1,049,092
Wabtec Corp.	36,880	1,466,349

		22,798,787

Marine 0.2%
Alexander & Baldwin, Inc.	31,501	1,004,882

Media 1.0%
Belo Corp., Class A	63,450	135,149
DreamWorks Animation SKG, Inc., Class A*	61,300	1,722,530
Harte-Hanks, Inc.	31,440	220,709
John Wiley & Sons, Inc., Class A	32,400	1,126,872
Lamar Advertising Co., Class A*	57,700	875,309
Marvel Entertainment, Inc.*	37,400	1,203,906
Media General, Inc., Class A	17,000	129,710
Scholastic Corp.	20,355	377,992
Valassis Communications, Inc.*	35,700	158,508

		5,950,685

Metals & Mining 1.3%
Carpenter Technology Corp.	33,960	614,676
Cliffs Natural Resources, Inc.	80,880	2,182,951
Commercial Metals Co.	87,200	967,920
Reliance Steel & Aluminum Co.	48,500	1,214,440
Steel Dynamics, Inc.	135,600	1,616,352
Worthington Industries, Inc.	46,587	562,305

		7,158,644

Multi-Utility 3.1%
Alliant Energy Corp.	84,000	2,467,920
Black Hills Corp.	29,400	742,350
MDU Resources Group, Inc.	138,925	2,529,824
NSTAR	81,220	2,684,321
OGE Energy Corp.	70,300	1,919,190
PNM Resources, Inc.	66,150	644,963
Puget Energy, Inc.	96,300	2,256,309
SCANA Corp.	88,979	2,928,299
Vectren Corp.	60,260	1,518,552

		17,691,728

2008 Annual Report 77

Statement of Investments (Continued)
October 31, 2008

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

Multi-Utility (continued)
Multiline Retail 0.7%
99 Cents Only Stores*	36,133	$440,823
Dollar Tree, Inc.*	68,728	2,613,038
Saks, Inc.*	108,200	649,200

		3,703,061

Natural Gas Utility 2.7%
AGL Resources, Inc.	58,440	1,776,576
Energen Corp.	54,600	1,832,922
Equitable Resources, Inc.	99,446	3,451,771
National Fuel Gas Co.	62,000	2,243,780
Oneok, Inc.	79,456	2,534,646
UGI Corp.	84,400	2,014,628
WGL Holdings, Inc.	38,100	1,226,439

		15,080,762

Office Electronics 0.2%
Zebra Technologies Corp., Class A*	47,742	966,298

Oil, Gas & Consumable Fuels 3.7%
Arch Coal, Inc.	109,694	2,348,549
Bill Barrett Corp.*	28,300	577,320
Cimarex Energy Co.	63,130	2,554,240
Comstock Resources, Inc.*	35,800	1,769,236
Denbury Resources, Inc.*	187,600	2,384,396
Encore Acquisition Co.*	40,610	1,265,001
Forest Oil Corp.*	68,260	1,993,875
Frontier Oil Corp.	79,030	1,043,986
Newfield Exploration Co.*	100,484	2,309,122
Overseas Shipholding Group, Inc.	19,130	718,905
Patriot Coal Corp.*	47,900	758,257
Plains Exploration & Production Co.*	81,818	2,307,268
Quicksilver Resources, Inc.*	86,222	902,744

		20,932,899

Paper & Forest Products 0.1%
Louisiana-Pacific Corp.	70,260	337,248

Personal Products 0.5%
Alberto-Culver Co.	64,560	1,661,129
NBTY, Inc.*	41,400	967,518

		2,628,647

Pharmaceuticals 1.2%
Endo Pharmaceuticals Holdings, Inc.*	91,600	1,694,600
Medicis Pharmaceutical Corp., Class A	43,400	619,318
Perrigo Co.	59,000	2,006,000
Sepracor, Inc.*	82,832	1,103,322
Valeant Pharmaceuticals International*	67,000	1,257,590

		6,680,830

Real Estate Investment Trusts 6.3%
Alexandria Real Estate Equities, Inc.(a)	24,480	1,701,850
AMB Property Corp.	74,567	1,791,845
BRE Properties, Inc.	38,900	1,354,109
Camden Property Trust	40,500	1,365,255
Cousins Properties, Inc.	31,020	449,170
Duke Realty Corp.	111,760	1,576,934
Equity One, Inc.	25,800	450,726
Essex Property Trust, Inc.	19,500	1,897,350
Federal Realty Investment Trust	44,800	2,744,896
Health Care REIT, Inc.	77,500	3,449,525
Highwoods Properties, Inc.	48,160	1,195,331
Hospitality Properties Trust	70,320	713,748
Liberty Property Trust	74,796	1,783,884
Macerich Co. (The)	56,800	1,671,056
Mack-Cali Realty Corp.	50,150	1,139,408
Nationwide Health Properties, Inc.	73,680	2,198,611
Potlatch Corp.	30,156	1,001,481
Rayonier, Inc.	59,780	1,977,522
Realty Income Corp.	77,200	1,784,864
Regency Centers Corp.	53,200	2,099,272
UDR, Inc.	104,015	2,055,336
Weingarten Realty Investors	56,900	1,163,605

		35,565,778

Real Estate Management & Development 0.2%
Jones Lang LaSalle, Inc.	30,760	1,012,619

Road & Rail 1.1%
Avis Budget Group, Inc.*	73,900	121,196
Con-way, Inc.	34,840	1,185,953
J.B. Hunt Transport Services, Inc.	62,200	1,768,346
Kansas City Southern*	69,100	2,133,117
Werner Enterprises, Inc.	32,648	640,554
YRC Worldwide, Inc.*	43,862	200,888

		6,050,054

Semiconductors & Semiconductor Equipment 1.8%
Atmel Corp.*	328,800	1,364,520
Cree, Inc.*	67,025	1,315,701
Fairchild Semiconductor International, Inc.*	95,520	542,554
Integrated Device Technology, Inc.*	129,687	824,809
International Rectifier Corp.*	53,300	822,952

78 Annual Report 2008

Common Stocks (continued)
	Shares	Value

Semiconductors & Semiconductor Equipment (continued)

Intersil Corp., Class A	94,402	$1,292,363
Lam Research Corp.*	95,315	2,131,243
RF Micro Devices, Inc.*	200,225	398,448
Semtech Corp.*	47,330	573,640
Silicon Laboratories, Inc.*	36,540	948,578

		10,214,808

Software 2.9%
ACI Worldwide, Inc.*	25,900	354,830
Advent Software, Inc.*	13,269	248,661
ANSYS, Inc.*	67,600	1,935,388
Cadence Design Systems, Inc.*	198,391	807,451
FactSet Research Systems, Inc.	32,500	1,260,675
Fair Isaac Corp.	37,007	576,939
Jack Henry & Associates, Inc.	65,600	1,247,056
Macrovision Solutions Corp.*	63,620	704,910
McAfee, Inc.*	114,900	3,739,995
Mentor Graphics Corp.*	70,600	518,204
Parametric Technology Corp.*	87,860	1,141,301
Sybase, Inc.*	61,274	1,631,727
Synopsys, Inc.*	109,681	2,004,969
Wind River Systems, Inc.*	49,500	432,630

		16,604,736

Specialty Retail 4.5%
Advance Auto Parts, Inc.(a)	72,700	2,268,240
Aeropostale, Inc.*	50,859	1,231,297
American Eagle Outfitters, Inc.	156,461	1,739,846
AnnTaylor Stores Corp.*	43,589	547,914
Barnes & Noble, Inc.	28,473	537,570
Borders Group, Inc.	46,694	158,293
CarMax, Inc.*	167,500	1,778,850
Chico’s FAS, Inc.*	134,743	458,126
Coldwater Creek, Inc.*	39,900	143,241
Collective Brands, Inc.*	48,695	622,809
Dick’s Sporting Goods, Inc.*	64,660	990,591
Foot Locker, Inc.	117,900	1,723,698
Guess?, Inc.	45,800	997,066
J Crew Group, Inc.*	39,500	799,875
O’Reilly Automotive, Inc.*	101,846	2,761,045
Pacific Sunwear of California, Inc.*	50,700	173,394
PetSmart, Inc.	96,276	1,895,675
Rent-A-Center, Inc.*	50,847	742,366
Ross Stores, Inc.	99,954	3,267,496
Urban Outfitters, Inc.*	86,416	1,878,684
Williams-Sonoma, Inc.	66,040	546,811

		25,262,887

Textiles, Apparel & Luxury Goods 0.8%
Hanesbrands, Inc.*	71,382	1,247,044
Phillips-Van Heusen Corp.	39,180	960,302
Timberland Co., Class A*	36,100	436,810
Under Armour, Inc., Class A*	27,800	722,800
Warnaco Group, Inc. (The)*	35,020	1,043,946

		4,410,902

Thrifts & Mortgage Finance 1.4%
Astoria Financial Corp.	61,520	1,170,110
First Niagara Financial Group, Inc.	89,500	1,411,415
New York Community Bancorp, Inc.	261,164	4,089,828
PMI Group, Inc. (The)	61,687	153,601
Washington Federal, Inc.	67,012	1,180,752

		8,005,706

Tobacco 0.1%
Universal Corp.	19,440	769,630

Trading Companies & Distributors 0.5%
GATX Corp.	37,200	1,062,060
MSC Industrial Direct Co., Class A	33,400	1,197,724
United Rentals, Inc.*	45,315	464,479

		2,724,263

Water Utility 0.3%
Aqua America, Inc.	102,826	1,850,868

Wireless Telecommunication Services 0.4%
Telephone & Data Systems, Inc.	61,600	1,653,960
Telephone & Data Systems, Inc., Special Shares	17,900	490,460

		2,144,420

Total Common Stocks		547,857,204

2008 Annual Report 79

Statement of Investments (Continued)
October 31, 2008

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

Wireless Telecommunication Services (continued)

Repurchase Agreement 2.6%

	Principal Amount	Value

CS First Boston, 0.08%, dated 10/31/08, due 11/03/08, repurchase price $14,596,409, collateralized U.S. Government Agency Mortgages ranging 0.00% — 5.50%, maturing 11/03/08 — 11/01/35; total market value of $14,888,238	$14,596,312	14,596,312

Total Repurchase Agreement		14,596,312

Total Investments (Cost $817,035,410) (b) — 99.6%		562,453,516
Other assets in excess of liabilities — 0.4%		2,036,017

NET ASSETS — 100.0%		$564,489,533

*	Denotes a non-income producing security.

(a)	All or a part of the security was pledged as collateral for futures contracts as of October 31, 2008.

(b)	See notes to financial statements for tax unrealized appreciation/ (depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

80 Annual Report 2008

As of October 31, 2008, the Fund’s open futures contracts were as follows:

			Notional Value	Unrealized
Number of			Covered by	Appreciation/
Contracts	Long Contracts	Expiration	Contracts	Depreciation

299	S&P Mid 400 Emini	12/19/08	$16,995,160	($1,876,253)

			$16,995,160	($1,876,253)

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 81

Statement of Assets and Liabilities
October 31, 2008

Nationwide Mid Cap
Market Index Fund

Assets:
Investments, at value (cost $802,439,098)	$547,857,204
Repurchase agreements, at value and cost	14,596,312

Total Investments	562,453,516

Cash	845,604
Interest and dividends receivable	427,015
Receivable for capital shares issued	206,743
Receivable for investments sold	3,989,936
Receivable for variation margin on futures contracts	257,418
Prepaid expenses and other assets	36,712

Total Assets	568,216,944

Liabilities:
Payable for investments purchased	3,212,467
Payable for capital shares redeemed	257,381
Accrued expenses and other payables:
Investment advisory fees	85,176
Fund administration fees	58,205
Distribution fees	27,956
Administrative servicing fees	19,630
Trustee fees	2,002
Compliance program costs (Note 3)	3,009
Custodian fees	5,615
Other	55,970

Total Liabilities	3,727,411

Net Assets	$564,489,533

Represented by:
Capital	$792,666,346
Accumulated undistributed net investment income	941,085
Accumulated net realized gains from investment transactions	27,340,249
Net unrealized appreciation/(depreciation) from investments	(254,581,894)
Net unrealized appreciation/(depreciation) from futures	(1,876,253)

Net Assets	$564,489,533

Net Assets:
Class A Shares	$124,032,623
Class B Shares	576,888
Class C Shares	852,181
Class R Shares	691
Institutional Class Shares	439,027,150

Total	$564,489,533

The accompanying notes are an integral part of these financial statements.

82 Annual Report

	Nationwide Mid Cap
	Market Index Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	12,558,595
Class B Shares	59,371
Class C Shares	88,209
Class R Shares	70
Institutional Class Shares	44,101,634

Total	56,807,879

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.88
Class B Shares (a)	$9.71	(c)
Class C Shares (b)	$9.66
Class R Shares	$9.88	(c)
Institutional Class Shares	$9.96	(c)
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.48

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(c)	The NAV reported above represents the traded NAV at October 31, 2008.

The accompanying notes are an integral part of these financial statements.

Annual Report 83

Statement of Operations
For the Year Ended October 31, 2008

Nationwide Mid
Cap Market Index
Fund

INVESTMENT INCOME:
Interest income	$913,119
Dividend income	10,101,732
Income from securities lending (Note 2)	13,031

Total Income	11,027,882

EXPENSES:
Investment advisory fees	1,724,687
Fund administration fees	759,144
Distribution fees Class A	454,897
Distribution fees Class B	8,533
Distribution fees Class C	11,753
Distribution fees Class R	3
Administrative servicing fees Class A	220,423
Registration and filing fees	4,432
Professional fees	114,357
Printing fees	29,991
Trustee fees	40,812
Custodian fees	79,462
Other	171,696

Total expenses before reimbursed/waived expenses	3,620,190

Earnings credit (Note 5)	(14,557)
Expenses reimbursed by Advisor	(404,937)
Administrator fees voluntarily waived	(2,498)

Net Expenses	3,198,198

NET INVESTMENT INCOME	7,829,684

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	44,496,778
Net realized losses from futures transactions	(12,983,221)

Net realized gains from investments and futures	31,513,557

Net change in unrealized appreciation/(depreciation) from investments	(362,857,778)
Net change in unrealized appreciation/(depreciation) from futures	(4,633,383)

Net change in unrealized appreciation/(depreciation) from investments and futures	(367,491,161

Net realized/unrealized losses from investments and futures	(335,977,604

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(328,147,920)

The accompanying notes are an integral part of these financial statements.

84 Annual Report

Statements of Changes in Net Assets

	Nationwide Mid Cap Market Index Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

Operations:
Net investment income	$7,829,684	$17,322,794
Net realized gains from investment and futures transactions	31,513,557	239,549,565	(a)
Net change in unrealized appreciation/(depreciation) from investments and futures	(367,491,161)	(67,818,526)

Change in net assets resulting from operations	(328,147,920)	189,053,833

Distributions to Shareholders From:
Net investment income:
Class A	(1,036,665)	(2,699,292)
Class B	(1,001)	(7,135)
Class C	(1,655)	(7,636)
Class R	(6)	(11	)(b)
Institutional Class	(5,954,461)	(17,024,326)
Net realized gains:
Class A	(8,307,848)	(17,564,797)
Class B	(38,273)	(85,866)
Class C	(53,796)	(81,958)
Class R	(42)	(38	)(b)
Institutional Class	(25,633,488)	(103,998,777)

Change in net assets from shareholder distributions	(41,027,235)	(141,469,836)

Change in net assets from capital transactions	(12,455,845)	(403,505,609)

Change in net assets	(381,631,000)	(355,921,612)

Net Assets:
Beginning of period	946,120,533	1,302,042,145

End of period	$564,489,533	$946,120,533

Accumulated undistributed net investment income at end of period	$941,085	$129,122

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$20,631,612	$37,249,274
Dividends reinvested	9,165,065	19,943,231
Cost of shares redeemed (c)	(39,773,394)	(40,797,374)

Total Class A	(9,976,717)	16,395,131

Class B Shares
Proceeds from shares issued	41,801	91,113
Dividends reinvested	34,376	79,214
Cost of shares redeemed	(102,705)	(152,969)

Total Class B	(26,528)	17,358

(a)	Includes realized gain as a result of a Redemption In Kind.

(b)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

(c)	Includes redemption fees — see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Annual Report 85

Statements of Changes in Net Assets (Continued)

	Nationwide Mid Cap Market Index Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$374,648	$432,416
Dividends reinvested	32,405	44,761
Cost of shares redeemed	(225,347)	(94,957)

Total Class C	181,706	382,220

Class R Shares
Proceeds from shares issued	–	1,000 (b)
Dividends reinvested	48	49 (b)
Cost of shares redeemed	–	–

Total Class R	48	1,049

Institutional Class Shares
Proceeds from shares issued	122,549,070	111,553,713
Dividends reinvested	31,587,862	121,022,864
Redemptions in-kind	–	(609,836,722)
Cost of shares redeemed	(156,771,286)	(43,041,222)

Total Institutional Class	(2,634,354)	(420,301,367)

Change in net assets from capital transactions:	$(12,455,845)	$(403,505,609)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,494,978	2,330,521
Reinvested	612,377	1,285,854
Redeemed	(2,896,769)	(2,562,347)

Total Class A Shares	(789,414)	1,054,028

Class B Shares
Issued	3,018	5,894
Reinvested	2,319	5,182
Redeemed	(7,827)	(9,755)

Total Class B Shares	(2,490)	1,321

Class C Shares
Issued	27,053	27,915
Reinvested	2,200	2,941
Redeemed	(17,492)	(6,046)

Total Class C Shares	11,761	24,810

(b)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

86 Annual Report

	Nationwide Mid Cap Market Index Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007
SHARE TRANSACTIONS: (continued)
Class R Shares
Issued	–	64 (b)
Reinvested	3	3 (b)
Redeemed	–	–

Total Class R Shares	3	67

Institutional Class Shares
Issued	8,935,502	6,953,807
Reinvested	2,103,014	7,749,155
Redemptions in-kind	–	(38,524,114)
Redeemed	(10,781,477)	(2,706,322)

Total Institutional Class Shares	257,039	(26,527,474)

Total change in shares:	(523,101)	(25,447,248)

(b)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Annual Report 87

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Mid Cap Market Index Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized									Ratio of Net	Ratio of
	Net Asset		and									Investment	Expenses
	Value,	Net	Unrealized								Ratio of	Income	(Prior to
	Beginning	Investment	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	(Loss) to	Reimbursements)
	of	Income	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	Average	to Average	Portfolio
	Period	(Loss)	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2008	$16.40	0.11	(5.92)	(5.81)	(0.08)	(0.63)	(0.71)	$9.88	(36.87%)	$124,032,623	0.69%	0.75%	0.74%	29.96%
Year Ended October 31, 2007	$15.64	0.17	2.22	2.39	(0.21)	(1.42)	(1.63)	$16.40	16.20%	$218,928,364	0.74%	1.05%	0.77%	21.52%
Year Ended October 31, 2006	$14.68	0.17	1.63	1.80	(0.18)	(0.66)	(0.84)	$15.64	12.57%	$192,273,970	0.71%	1.09%	0.76%	15.59%
Year Ended October 31, 2005	$12.89	0.12	2.04	2.16	(0.11)	(0.26)	(0.37)	$14.68	16.94%	$150,304,580	0.70%	0.90%	0.77%	18.44%
Year Ended October 31, 2004	$11.87	0.05	1.13	1.18	(0.04)	(0.12)	(0.16)	$12.89	10.07%	$65,059,025	0.70%	0.50%	0.77%	15.75%

Class B Shares
Year Ended October 31, 2008	$16.18	0.02	(5.84)	(5.82)	(0.02)	(0.63)	(0.65)	$9.71	(37.36%)	$576,888	1.32%	0.12%	1.38%	29.96%
Year Ended October 31, 2007	$15.45	0.08	2.19	2.27	(0.12)	(1.42)	(1.54)	$16.18	15.52%	$1,000,821	1.32%	0.49%	1.36%	21.52%
Year Ended October 31, 2006	$14.50	0.07	1.63	1.70	(0.09)	(0.66)	(0.75)	$15.45	11.98%	$935,088	1.32%	0.49%	1.37%	15.59%
Year Ended October 31, 2005	$12.75	0.03	2.01	2.04	(0.03)	(0.26)	(0.29)	$14.50	16.15%	$884,018	1.31%	0.27%	1.38%	18.44%
Year Ended October 31, 2004	$11.77	(0.02)	1.12	1.10	–	(0.12)	(0.12)	$12.75	9.44%	$656,523	1.31%	(0.10%)	1.37%	15.75%

88 Annual Report 2008

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Mid Cap Market Index Fund (Continued)

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized									Ratio of Net	Ratio of
	Net Asset		and									Investment	Expenses
	Value,	Net	Unrealized								Ratio of	Income	(Prior to
	Beginning	Investment	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	(Loss) to	Reimbursements)
	of	Income	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	Average	to Average	Portfolio
	Period	(Loss)	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class C Shares
Year Ended October 31, 2008	$16.09	0.02	(5.80)	(5.78)	(0.02)	(0.63)	(0.65)	$9.66	(37.31%)	$852,181	1.32%	0.11%	1.37%	29.96%
Year Ended October 31, 2007	$15.38	0.08	2.18	2.26	(0.13)	(1.42)	(1.55)	$16.09	15.52%	$1,230,151	1.32%	0.40%	1.36%	21.52%
Year Ended October 31, 2006	$14.46	0.07	1.62	1.69	(0.11)	(0.66)	(0.77)	$15.38	11.96%	$794,122	1.32%	0.42%	1.37%	15.59%
Year Ended October 31, 2005	$12.74	0.02	2.01	2.03	(0.05)	(0.26)	(0.31)	$14.46	16.13%	$224,692	1.31%	0.28%	1.39%	18.44%
Year Ended October 31, 2004	$11.76	(0.02)	1.12	1.10	–	(0.12)	(0.12)	$12.74	9.48%	$25,592	1.31%	(0.10%)	1.38%	15.75%

Class R Shares
Year Ended October 31, 2008	$16.39	0.11	(5.91)	(5.80)	(0.08)	(0.63)	(0.71)	$9.88	(36.84%)	$691	0.66%	0.77%	0.69%	29.96%
Period Ended October 31, 2007 (f)	$15.72	0.09	1.35	1.44	(0.18)	(0.59)	(0.77)	$16.39	9.40%	$1,094	0.73%	0.74%	0.75%	21.52%

Institutional Class Shares
Year Ended October 31, 2008	$16.53	0.16	(5.96)	(5.80)	(0.14)	(0.63)	(0.77)	$9.96	(36.63%)	$439,027,150	0.32%	1.12%	0.37%	29.96%
Year Ended October 31, 2007	$15.75	0.23	2.24	2.47	(0.27)	(1.42)	(1.69)	$16.53	16.66%	$724,960,103	0.32%	1.67%	0.35%	21.52%
Year Ended October 31, 2006	$14.77	0.22	1.65	1.87	(0.23)	(0.66)	(0.89)	$15.75	13.06%	$1,108,038,965	0.32%	1.47%	0.37%	15.59%
Year Ended October 31, 2005	$12.96	0.17	2.06	2.23	(0.16)	(0.26)	(0.42)	$14.77	17.41%	$857,474,583	0.31%	1.27%	0.38%	18.44%
Year Ended October 31, 2004	$11.95	0.11	1.13	1.24	(0.11)	(0.12)	(0.23)	$12.96	10.47%	$530,191,467	0.31%	0.89%	0.37%	15.75%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.
-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 89

Nationwide S&P 500 Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Standard & Poor’s 500® (S&P 500) Index as closely as possible before the deduction of Fund expenses. For the annual period ended October 31, 2008, the Nationwide S&P 500 Index Fund (Class A at NAV) registered -36.42% versus -36.10% for its benchmark, the S&P 500 Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of S&P 500 Index Objective Funds (consisting of 180 funds as of October 31, 2008) was -36.41% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

All of the 10 sectors within the benchmark index recorded negative returns for the reporting period. Although each sector lost ground, the strongest-performing sectors were consumer staples, with -11.85%; health care, with -23.96%; and utilities, with -29.02%.

What areas of investment detracted from Fund performance?

The weakest-performing sectors in the benchmark index were financials, with -52.09%; information technology, with -41.21%; materials, with -41.18%; industrials, with -38.56%; and telecommunications services, with -38.16%.

What is your outlook for the near term?

Many of the necessary conditions for a market bottom appear to be falling into place. Investor pessimism is widespread, equity valuations are attractive versus alternatives such as Treasuries, and a defining financial crisis has been followed by aggressive policy responses. In addition, a great deal of cash is on the sidelines and the sectors that underperformed the most during the last two months of the reporting period (financials and consumer discretionary) recently have outperformed.

The passage of the government rescue plan and the Federal Reserve Board’s lowering of the target federal funds interest rate by 250 basis points, or 2.50%, during the reporting period should help the market begin the healing process, but a sustained rally in equities will require evidence that the measures are working. In particular, if credit spreads – the difference in the yield between Treasury securities and other fixed-income assets – begin to narrow, it could signal a real and lasting bottom in equity markets.

Ultimately, the economic and financial outlook is likely to remain troubled for some time. The equity markets might enjoy a bounce in the near term, but it also would not be a surprise to see these markets fall back again as the reality of the looming economic challenges sets in.

Subadviser:
BlackRock Investment Management, LLC

Portfolio Managers:
Debra L. Jelilian and Jeffrey L. Russo, CFA

90 Annual Report 2008

Fund Performance	Nationwide S&P 500 Index Fund

Average Annual Total Return
(For periods ended October 31, 2008)

					Gross	Net
					Expense	Expense
		1 Yr.	5 Yr.	10 Yr.	Ratio*	Ratio*

Class A1	w/o SC2	-36.42%	-0.21%	-0.11%	0.51%	0.49%

	w/SC3	-40.07%	-1.38%	-0.70%

Class B1	w/o SC2	-36.89%	-0.93%	-0.72%	1.25%	1.23%
	w/SC4	-39.97%	-1.30%	-0.72%

Class C5	w/o SC2	-36.95%	-0.97%	-0.73%	1.25%	1.23%
	w/SC6	-37.57%	-0.97%	-0.73%

Class R8,9		-36.62%	-0.30%	-0.16%	0.95%	0.93%

Institutional Service Class[1,8]		-36.43%	-0.21%	-0.12%	0.50%	0.48%

Institutional Class[7,8]		-36.25%	0.06%	0.16%	0.25%	0.23%

Local Fund Shares[8]		-36.37%	-0.03%	0.03%	0.32%	0.30%

Service Class[1,8]		-36.60%	-0.36%	-0.30%	0.65%	0.63%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Please see the Fund’s most recent prospectus for details.

[1]	These returns for the period prior to the creation of a particular class include the performance of the Fund’s Local Fund Shares. These returns were achieved prior to the creation of Class A and Class B shares (12/29/99) and Service Class and Institutional Service Class shares (11/2/98). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Service Class and Institutional Service Class shares would have produced because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class A, Class B, Service Class and Institutional Service Class would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (10/22/03) include the performance of the Fund’s Local Fund Shares for the period through December 28, 1999 and the Fund’s Class B shares for the period from December 29, 1999 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of the Institutional Class shares (12/29/99) include the performance of the Fund’s Local Fund shares. The returns have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because Institutional Class shares invest in the same portfolio of securities as Local Fund Shares.

[8]	Not subject to any sales charges.

[9]	Class R shares commenced operations on January 30, 2007. The returns shown in the table are based on the performance of the Fund’s Local Fund shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R shares has been restated to reflect differences in sales charges, if any, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R shares would have been lower.

2008 Annual Report 91

Fund Performance	Nationwide S&P 500 Index Fund
Continued

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Local Fund Shares of the Nationwide S&P 500 Index Fund, the S&P 500 Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

92 Annual Report 2008

Shareholder	Nationwide S&P 500 Index Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2008

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide S&P 500 Index Fund			05/01/08	10/31/08	05/01/08 - 10/31/08[a]	05/01/08 - 10/31/08[a]

Class A Shares	Actual		1,000.00	705.44	2.09	0.49
	Hypothetical	[b]	1,000.00	1,022.69	2.48	0.49

Class B Shares	Actual		1,000.00	703.05	5.27	1.23
	Hypothetical	[b]	1,000.00	1,018.95	6.26	1.23

Class C Shares	Actual		1,000.00	702.34	5.26	1.23
	Hypothetical	[b]	1,000.00	1,018.95	6.26	1.23

Class R Shares	Actual		1,000.00	704.11	3.33	0.78
	Hypothetical	[b]	1,000.00	1,021.09	3.95	0.78

Institutional Service Class Shares	Actual		1,000.00	705.64	1.94	0.45
	Hypothetical	[b]	1,000.00	1,022.86	2.30	0.45

Local Fund Shares	Actual		1,000.00	705.54	1.31	0.30
	Hypothetical	[b]	1,000.00	1,023.61	1.55	0.30

Institutional Class Shares	Actual		1,000.00	706.15	0.99	0.23
	Hypothetical	[b]	1,000.00	1,023.98	1.17	0.23

Service Class Shares	Actual		1,000.00	704.04	2.81	0.66
	Hypothetical	[b]	1,000.00	1,021.84	3.34	0.66

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Annual Report 93

Portfolio Summary	Nationwide S&P 500 Index Fund
October 31, 2008

Asset Allocation

Common Stocks	98.3%
Repurchase Agreement	1.6%
Other assets in excess of liabilities	0.1%

100.0%

Top Industries

Oil, Gas & Consumable Fuels	10.9%
Pharmaceuticals	7.1%
Diversified Financial Services	4.6%
Computers & Peripherals	4.4%
Software	3.7%
Commercial Banks	3.3%
Industrial Conglomerates	3.1%
Food & Staples Retailing	3.1%
Household Products	3.0%
Diversified Telecommunication Services	3.0%
Other	53.8%

100.0%

Top Holdings*

Exxon Mobil Corp.	4.5%
General Electric Co.	2.4%
Procter & Gamble Co.	2.3%
Microsoft Corp.	2.0%
Johnson & Johnson	2.0%
AT&T, Inc.	1.8%
Chevron Corp.	1.8%
JPMorgan Chase & Co.	1.8%
International Business Machines Corp.	1.5%
Wal-Mart Stores, Inc.	1.5%
Other	78.4%

100.0%

*	For purpose of listing top holdings, the repurchase agreement is included as part of Other.

94 Annual Report 2008

Statement of Investments
October 31, 2008

Nationwide S&P 500 Index Fund

Common Stocks 98.3%

	Shares	Value

Aerospace & Defense 2.7%
Boeing Co.	146,571	$7,661,266
General Dynamics Corp.	78,762	4,750,924
Goodrich Corp.	24,751	904,897
Honeywell International, Inc.	145,769	4,438,666
L-3 Communications Holdings, Inc.	24,038	1,951,164
Lockheed Martin Corp.	65,922	5,606,666
Northrop Grumman Corp.	67,076	3,145,194
Precision Castparts Corp.	27,200	1,762,832
Raytheon Co.	82,787	4,231,244
Rockwell Collins, Inc.	31,241	1,163,102
United Technologies Corp.	190,356	10,461,966

		46,077,921

Air Freight & Logistics 1.0%
CH Robinson Worldwide, Inc.	33,200	1,719,096
Expeditors International of Washington, Inc.	39,600	1,292,940
FedEx Corp.	61,802	4,039,997
United Parcel Service, Inc., Class B	199,416	10,525,176

		17,577,209

Airline 0.1%
Southwest Airlines Co.	146,276	1,723,131

Auto Components 0.1%
Goodyear Tire & Rubber Co. (The)*	43,621	389,099
Johnson Controls, Inc.	114,258	2,025,795

		2,414,894

Automobiles 0.2%
Ford Motor Co.*	441,800	967,542
General Motors Corp.	113,656	656,932
Harley-Davidson, Inc.	47,027	1,151,221

		2,775,695

Beverages 2.8%
Anheuser-Busch Cos., Inc.	141,934	8,804,166
Brown-Forman Corp., Class B	20,964	951,754
Coca-Cola Co. (The)	392,417	17,289,893
Coca-Cola Enterprises, Inc.	57,957	582,468
Constellation Brands, Inc., Class A*	35,200	441,408
Dr. Pepper Snapple Group, Inc.*	51,200	1,172,480
Molson Coors Brewing Co., Class B	28,040	1,047,574
Pepsi Bottling Group, Inc.	26,721	617,790
PepsiCo, Inc.	309,474	17,643,113

		48,550,646

Biotechnology 1.9%
Amgen, Inc.*	209,248	12,531,863
Biogen Idec, Inc.*	57,572	2,449,688
Celgene Corp.*	90,200	5,796,252
Genzyme Corp.*	53,351	3,888,221
Gilead Sciences, Inc.*	182,100	8,349,285

		33,015,309

Building Products 0.0%
Masco Corp.	71,727	728,029

Capital Markets 2.5%
American Capital Ltd.	39,800	559,190
Ameriprise Financial, Inc.	43,651	942,862
Bank of New York Mellon Corp. (The)	222,811	7,263,639
Charles Schwab Corp. (The)	180,687	3,454,735
E*Trade Financial Corp.*	109,622	199,512
Federated Investors, Inc., Class B	16,611	401,986
Franklin Resources, Inc.	30,471	2,072,028
Goldman Sachs Group, Inc. (The)	85,922	7,947,785
Invesco Ltd.	76,800	1,145,088
Janus Capital Group, Inc.	28,931	339,650
Legg Mason, Inc.	28,400	630,196
Merrill Lynch & Co., Inc.	302,295	5,619,664
Morgan Stanley	215,642	3,767,266
Northern Trust Corp.	44,036	2,479,667
State Street Corp.	85,677	3,714,098
T. Rowe Price Group, Inc.	49,382	1,952,564

		42,489,930

Chemicals 2.1%
Air Products & Chemicals, Inc.	42,166	2,451,110
Ashland, Inc.	12,125	273,904
CF Industries Holdings, Inc.	11,300	725,347
Dow Chemical Co. (The)	183,390	4,891,011
E.I. Du Pont de Nemours & Co.	178,750	5,720,000
Eastman Chemical Co.	14,160	571,922
Ecolab, Inc.	35,211	1,311,962
Hercules, Inc.	18,521	311,338
International Flavors & Fragrances, Inc.	14,740	469,911
Monsanto Co.	108,580	9,661,448
PPG Industries, Inc.	32,806	1,626,522
Praxair, Inc.	62,532	4,073,960
Rohm & Haas Co.	25,077	1,764,167
Sigma-Aldrich Corp.	24,750	1,085,535

		34,938,137

2008 Annual Report 95

Statement of Investments (Continued)
October 31, 2008

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

Commercial Banks 3.3%
BB&T Corp.	109,273	$3,917,437
Comerica, Inc.	31,426	867,043
Fifth Third Bancorp	113,504	1,231,518
First Horizon National Corp.	36,721	437,347
Huntington Bancshares, Inc.	72,320	683,424
KeyCorp	99,472	1,216,543
M&T Bank Corp.	15,761	1,278,217
Marshall & Ilsley Corp.	52,166	940,553
National City Corp.	375,053	1,012,643
PNC Financial Services Group, Inc.	68,401	4,560,295
Regions Financial Corp.	139,085	1,542,453
SunTrust Banks, Inc.	70,426	2,826,900
U.S. Bancorp	344,703	10,275,596
Wachovia Corp.	415,848	2,665,586
Wells Fargo & Co.	653,228	22,242,413
Zions Bancorp	23,720	903,969

		56,601,937

Commercial Services & Supplies 0.5%
Allied Waste Industries, Inc.*	60,807	633,609
Avery Dennison Corp.	18,716	655,434
Cintas Corp.	26,701	632,814
Equifax, Inc.	24,051	627,250
Monster Worldwide, Inc.*	23,831	339,354
Pitney Bowes, Inc.	40,596	1,005,969
Robert Half International, Inc.	30,306	571,874
RR Donnelley & Sons Co.	38,706	641,358
Waste Management, Inc.	95,813	2,992,240

		8,099,902

Communications Equipment 2.5%
Ciena Corp.*	18,258	175,460
Cisco Systems, Inc.*	1,166,209	20,723,534
Corning, Inc.	312,722	3,386,779
Harris Corp.	24,900	895,155
JDS Uniphase Corp.*	43,794	239,115
Juniper Networks, Inc.*	108,000	2,023,920
Motorola, Inc.	438,328	2,353,821
QUALCOMM, Inc.	323,978	12,395,398
Tellabs, Inc.*	80,952	343,237

		42,536,419

Computers & Peripherals 4.4%
Apple, Inc.*	174,874	18,814,693
Dell, Inc.*	345,158	4,193,670
EMC Corp.*	410,387	4,834,359
Hewlett-Packard Co.	483,490	18,507,997
International Business Machines Corp.	267,510	24,870,405
Lexmark International, Inc., Class A*	19,501	503,711
NetApp, Inc.*	67,084	907,646
QLogic Corp.*	26,990	324,420
SanDisk Corp.*	44,400	394,716
Seagate Technology *(a)(b)	5,600	0
Sun Microsystems, Inc.*	152,920	703,432
Teradata Corp.*	36,000	554,040

		74,609,089

Construction & Engineering 0.1%
Fluor Corp.	35,670	1,424,303
Jacobs Engineering Group, Inc.*	23,300	848,819

		2,273,122

Construction Materials 0.1%
Vulcan Materials Co.	21,476	1,165,717

Consumer Finance 0.8%
American Express Co.	229,557	6,312,817
Capital One Financial Corp.	74,486	2,913,892
Discover Financial Services	93,521	1,145,632
MasterCard, Inc., Class A	14,396	2,128,017
SLM Corp.*	87,022	928,525

		13,428,883

Containers & Packaging 0.1%
Ball Corp.	19,830	678,186
Bemis Co., Inc.	19,396	481,797
Pactiv Corp.*	22,736	535,660
Sealed Air Corp.	29,994	507,498

		2,203,141

Distributors 0.1%
Genuine Parts Co.	31,116	1,224,415

Diversified Consumer Services 0.2%
Apollo Group, Inc., Class A*	21,726	1,510,174
H&R Block, Inc.	61,472	1,212,228

		2,722,402

Diversified Financial Services 4.6%
Bank of America Corp.	998,997	24,145,758
CIT Group, Inc.	59,500	246,330
Citigroup, Inc.	1,075,088	14,674,951
CME Group, Inc.	13,302	3,753,159
IntercontinentalExchange, Inc.*	14,900	1,274,844
JPMorgan Chase & Co.	727,309	30,001,496
Leucadia National Corp.	33,100	888,404
Moody’s Corp.	39,902	1,021,491
Nasdaq OMX Group, Inc. (The)*	27,300	886,158
NYSE Euronext	53,000	1,599,540

		78,492,131

96 Annual Report 2008

Common Stocks (continued)
	Shares	Value

Diversified Telecommunication Services 3.0%
AT&T, Inc.(c)	1,163,413	$31,144,566
CenturyTel, Inc.	20,976	526,707
Embarq Corp.	28,335	850,050
Frontier Communications Corp.	64,336	489,597
Qwest Communications International, Inc.	297,730	851,508
Verizon Communications, Inc.	562,180	16,679,881
Windstream Corp.	80,582	605,171

		51,147,480

Electric Utilities 2.2%
Allegheny Energy, Inc.	33,596	1,012,919
American Electric Power Co., Inc.	78,997	2,577,672
Duke Energy Corp.	251,181	4,114,345
Edison International	61,832	2,200,601
Entergy Corp.	38,076	2,971,832
Exelon Corp.	130,198	7,061,939
FirstEnergy Corp.	60,600	3,160,896
FPL Group, Inc.	81,132	3,832,676
Pepco Holdings, Inc.	38,600	797,090
Pinnacle West Capital Corp.	21,725	687,596
PPL Corp.	72,862	2,391,331
Progress Energy, Inc.	49,351	1,942,949
Southern Co.	152,749	5,245,401

		37,997,247

Electrical Equipment 0.4%
Cooper Industries Ltd., Class A	33,660	1,041,777
Emerson Electric Co.	150,564	4,927,960
Rockwell Automation, Inc.	28,576	790,698

		6,760,435

Electronic Equipment & Instruments 0.3%
Agilent Technologies, Inc.*	69,676	1,546,110
Amphenol Corp., Class A	35,400	1,014,210
Jabil Circuit, Inc.	36,241	304,787
Molex, Inc.	27,621	398,019
Tyco Electronics Ltd.	92,375	1,795,770

		5,058,896

Energy Equipment & Services 2.1%
Baker Hughes, Inc.	61,247	2,140,583
BJ Services Co.	59,192	760,617
Cameron International Corp.*	43,600	1,057,736
ENSCO International, Inc.	29,100	1,106,091
Halliburton Co.	173,924	3,441,956
Nabors Industries Ltd.*	56,454	811,809
National Oilwell Varco, Inc.*	82,788	2,474,533
Noble Corp.	53,662	1,728,453
Rowan Cos., Inc.	22,986	416,966
Schlumberger Ltd.	236,836	12,232,579
Smith International, Inc.	43,100	1,486,088
Transocean, Inc.	63,152	5,199,304
Weatherford International Ltd.*	135,400	2,285,552

		35,142,267

Food & Staples Retailing 3.1%
Costco Wholesale Corp.	86,257	4,917,512
CVS Caremark Corp.	283,299	8,683,114
Kroger Co. (The)	130,109	3,572,793
Safeway, Inc.	86,782	1,845,853
SUPERVALU, Inc.	39,279	559,333
SYSCO Corp.	119,633	3,134,385
Wal-Mart Stores, Inc.	442,682	24,706,082
Walgreen Co.	195,425	4,975,521
Whole Foods Market, Inc.	29,600	317,312

		52,711,905

Food Products 1.7%
Archer-Daniels-Midland Co.	127,943	2,652,258
Campbell Soup Co.	40,032	1,519,215
ConAgra Foods, Inc.	90,628	1,578,740
Dean Foods Co.*	27,200	594,592
General Mills, Inc.	66,762	4,522,458
H.J. Heinz Co.	62,957	2,758,776
Hershey Co. (The)	34,422	1,281,875
Kellogg Co.	49,942	2,518,076
Kraft Foods, Inc., Class A	300,467	8,755,608
McCormick & Co., Inc., Non-Voting Shares	24,346	819,486
Sara Lee Corp.	137,399	1,536,121
Tyson Foods, Inc., Class A	53,700	469,338

		29,006,543

Health Care Equipment & Supplies 2.3%
Baxter International, Inc.	124,273	7,517,274
Becton, Dickinson & Co.	46,986	3,260,828
Boston Scientific Corp.*	290,418	2,622,475
C.R. Bard, Inc.	19,886	1,754,939
Covidien Ltd.	99,475	4,405,748
Hospira, Inc.*	29,146	810,842
Intuitive Surgical, Inc.*	7,728	1,335,321
Medtronic, Inc.	223,306	9,005,931
St. Jude Medical, Inc.*	67,922	2,583,074
Stryker Corp.	47,177	2,522,082
Varian Medical Systems, Inc.*	25,000	1,137,750
Zimmer Holdings, Inc.*	44,846	2,082,200

		39,038,464

2008 Annual Report 97

Statement of Investments (Continued)
October 31, 2008

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

Health Care Equipment & Supplies (continued)
Health Care Providers & Services 1.8%
Aetna, Inc.	93,484	$2,324,947
AmerisourceBergen Corp.	31,852	996,012
Cardinal Health, Inc.	68,997	2,635,685
CIGNA Corp.	52,983	863,623
Coventry Health Care, Inc.*	29,800	393,062
DaVita, Inc.*	21,400	1,214,450
Express Scripts, Inc.*	48,940	2,966,253
Humana, Inc.*	31,861	942,767
Laboratory Corp. of America Holdings*	22,300	1,371,227
McKesson Corp.	53,647	1,973,673
Medco Health Solutions, Inc.*	100,352	3,808,359
Patterson Cos., Inc.*	20,400	516,732
Quest Diagnostics, Inc.	31,672	1,482,250
Tenet Healthcare Corp.*	85,187	373,119
UnitedHealth Group, Inc.	237,418	5,633,929
WellPoint, Inc.*	101,002	3,925,948

		31,422,036

Health Care Technology 0.0%
IMS Health, Inc.	35,774	512,999

Hotels, Restaurants & Leisure 1.4%
Carnival Corp.	86,963	2,208,860
Darden Restaurants, Inc.	28,376	629,096
International Game Technology	60,232	843,248
Marriott International, Inc., Class A	59,762	1,247,233
McDonald’s Corp.	222,441	12,886,007
Starbucks Corp.*	145,524	1,910,730
Starwood Hotels & Resorts Worldwide, Inc.	37,424	843,537
Wyndham Worldwide Corp.	36,629	299,991
Yum! Brands, Inc.	91,462	2,653,313

		23,522,015

Household Durables 0.4%
Black & Decker Corp.	10,965	555,048
Centex Corp.	25,481	312,142
D.R. Horton, Inc.	55,700	411,066
Fortune Brands, Inc.	27,986	1,067,386
Harman International Industries, Inc.	11,600	213,092
KB Home	15,830	264,203
Leggett & Platt, Inc.	33,201	576,369
Lennar Corp., Class A	29,067	224,979
Newell Rubbermaid, Inc.	49,942	686,703
Pulte Homes, Inc.	43,382	483,275
Snap-on, Inc.	10,770	397,952
Stanley Works (The)	13,280	434,787
Whirlpool Corp.	14,917	695,878

		6,322,880

Household Products 3.0%
Clorox Co.	27,686	1,683,586
Colgate-Palmolive Co.	100,208	6,289,054
Kimberly-Clark Corp.	82,387	5,049,499
Procter & Gamble Co.	599,003	38,659,654

		51,681,793

Independent Power Producers & Energy Traders 0.1%
AES Corp. (The)*	132,893	1,059,157
Constellation Energy Group, Inc.	35,686	863,958
Dynegy, Inc., Class A*	103,503	376,751

		2,299,866

Industrial Conglomerates 3.1%
3M Co.	138,389	8,898,413
General Electric Co.	2,086,232	40,702,386
Textron, Inc.	46,392	821,138
Tyco International Ltd.	93,075	2,352,936

		52,774,873

Information Technology Services 0.7%
Affiliated Computer Services, Inc., Class A*	20,041	821,681
Automatic Data Processing, Inc.	97,978	3,424,331
Cognizant Technology Solutions Corp., Class A *	58,400	1,121,280
Computer Sciences Corp.*	29,481	889,147
Convergys Corp.*	25,182	193,650
Fidelity National Information Services, Inc.	33,800	510,042
Fiserv, Inc.*	32,866	1,096,410
Paychex, Inc.	64,052	1,828,044
Total System Services, Inc.	38,200	524,868
Unisys Corp.*	61,462	93,422
Western Union Co. (The)	144,152	2,199,759

		12,702,634

Insurance 2.4%
Aflac, Inc.	94,513	4,185,036
Allstate Corp. (The)	107,514	2,837,294
American International Group, Inc.	506,866	968,114
AON Corp.	56,027	2,369,942
Assurant, Inc.	23,900	608,972
Chubb Corp.	71,762	3,718,707
Cincinnati Financial Corp.	32,189	836,592
Genworth Financial, Inc., Class A	84,200	407,528
Hartford Financial Services Group, Inc.	60,571	625,093
Lincoln National Corp.	50,356	868,137
Loews Corp.	71,813	2,384,910
Marsh & McLennan Cos., Inc.	101,893	2,987,503

98 Annual Report 2008

Common Stocks (continued)
	Shares	Value

Insurance (continued)

MBIA, Inc.	34,376	$337,916
MetLife, Inc.	150,379	4,995,590
Principal Financial Group, Inc.	49,107	932,542
Progressive Corp. (The)	135,000	1,926,450
Prudential Financial, Inc.	84,643	2,539,290
Torchmark Corp.	17,631	736,447
Travelers Cos., Inc. (The)	117,315	4,991,753
Unum Group	64,449	1,015,072
XL Capital Ltd., Class A	62,746	608,636

		40,881,524

Internet & Catalog Retail 0.2%
Amazon.com, Inc.*	63,300	3,623,292
Expedia, Inc.*	40,600	386,106

		4,009,398

Internet Software & Services 1.5%
Akamai Technologies, Inc.*	33,900	487,482
eBay, Inc.*	212,976	3,252,144
Google, Inc., Class A*	47,180	16,954,605
VeriSign, Inc.*	39,000	826,800
Yahoo!, Inc.*	274,448	3,518,423

		25,039,454

Leisure Equipment & Products 0.1%
Eastman Kodak Co.	56,946	522,764
Hasbro, Inc.	26,221	762,245
Mattel, Inc.	67,423	1,012,693

		2,297,702

Life Sciences Tools & Services 0.4%
Applied Biosystems, Inc.	34,271	1,056,575
Millipore Corp.*	9,525	494,252
PerkinElmer, Inc.	20,296	364,110
Thermo Fisher Scientific, Inc.*	80,976	3,287,626
Waters Corp.*	19,971	874,730

		6,077,293

Machinery 1.5%
Caterpillar, Inc.	120,564	4,601,928
Cummins, Inc.	38,500	995,225
Danaher Corp.	49,747	2,947,012
Deere & Co.	83,792	3,231,019
Dover Corp.	36,756	1,167,738
Eaton Corp.	32,736	1,460,026
Flowserve Corp.	11,600	660,272
Illinois Tool Works, Inc.	78,894	2,634,271
Ingersoll-Rand Co. Ltd., Class A	61,368	1,132,240
ITT Corp.	34,160	1,520,120
Manitowoc Co., Inc. (The)	24,100	237,144
PACCAR, Inc.	72,291	2,113,789
Pall Corp.	21,491	567,577
Parker Hannifin Corp.	32,834	1,272,974
Terex Corp.*	19,300	322,117

		24,863,452

Media 2.5%
CBS Corp., Class B	133,237	1,293,731
Comcast Corp., Class A	576,162	9,080,313
DIRECTV Group, Inc. (The)*	116,400	2,547,996
Gannett Co., Inc.	45,976	505,736
Interpublic Group of Cos., Inc.*	84,078	436,365
McGraw-Hill Cos., Inc. (The)	60,402	1,621,190
Meredith Corp.	7,935	153,701
New York Times Co. (The), Class A	26,906	269,060
News Corp., Class A	445,300	4,737,992
Omnicom Group, Inc.	62,682	1,851,626
Scripps Networks Interactive, Inc., Class A	17,700	502,680
Time Warner, Inc.	707,443	7,138,100
Viacom, Inc., Class B*	122,137	2,469,610
Walt Disney Co. (The)	371,340	9,617,706
Washington Post Co. (The), Class B	1,232	525,818

		42,751,624

Metals & Mining 0.6%
AK Steel Holding Corp.	22,000	306,240
Alcoa, Inc.	161,526	1,859,164
Allegheny Technologies, Inc.	19,975	530,137
Freeport-McMoRan Copper & Gold, Inc.	76,114	2,214,917
Newmont Mining Corp.	90,832	2,392,515
Nucor Corp.	62,960	2,550,510
Titanium Metals Corp.	17,800	165,718
United States Steel Corp.	23,431	864,135

		10,883,336

Multi-Utility 1.3%
Ameren Corp.	41,356	1,342,002
CenterPoint Energy, Inc.	60,442	696,292
CMS Energy Corp.	45,056	461,824
Consolidated Edison, Inc.	54,526	2,362,066
Dominion Resources, Inc.	112,088	4,066,553
DTE Energy Co.	33,591	1,185,762
Integrys Energy Group, Inc.	13,209	628,748
NiSource, Inc.	47,058	609,872
PG&E Corp.	68,072	2,496,200
Public Service Enterprise Group, Inc.	97,722	2,750,874
Sempra Energy	49,181	2,094,619
TECO Energy, Inc.	45,081	520,235

2008 Annual Report 99

Statement of Investments (Continued)
October 31, 2008

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)
	Shares	Value

Multi-Utility (continued)

Wisconsin Energy Corp.	23,500	$1,022,250
Xcel Energy, Inc.	82,887	1,443,892

		21,681,189

Multiline Retail 0.7%
Big Lots, Inc.*	17,651	431,214
Family Dollar Stores, Inc.	28,206	759,023
J.C. Penney Co., Inc.	44,281	1,059,202
Kohl’s Corp.*	60,497	2,125,260
Macy’s, Inc.	84,052	1,032,999
Nordstrom, Inc.	32,992	596,825
Sears Holdings Corp.*	11,661	673,306
Target Corp.	149,390	5,993,527

		12,671,356

Natural Gas Utility 0.1%
Nicor, Inc.	7,905	365,290
Questar Corp.	32,200	1,109,612

		1,474,902

Office Electronics 0.1%
Xerox Corp.	174,154	1,396,715

Oil, Gas & Consumable Fuels 10.9%
Anadarko Petroleum Corp.	93,076	3,285,583
Apache Corp.	66,224	5,452,222
Cabot Oil & Gas Corp.	21,000	589,470
Chesapeake Energy Corp.	103,500	2,273,895
Chevron Corp.	405,643	30,260,968
ConocoPhillips	300,056	15,608,913
CONSOL Energy, Inc.	35,500	1,114,345
Devon Energy Corp.	87,508	7,075,897
El Paso Corp.	140,213	1,360,066
EOG Resources, Inc.	49,382	3,995,991
Exxon Mobil Corp.	1,025,461	76,007,169
Hess Corp.	54,860	3,303,121
Marathon Oil Corp.	139,824	4,068,878
Massey Energy Co.	17,100	394,839
Murphy Oil Corp.	38,000	1,924,320
Noble Energy, Inc.	34,500	1,787,790
Occidental Petroleum Corp.	161,354	8,961,601
Peabody Energy Corp.	53,700	1,853,187
Pioneer Natural Resources Co.	24,000	667,920
Range Resources Corp.	31,000	1,308,820
Southwestern Energy Co.*	67,300	2,397,226
Spectra Energy Corp.	119,040	2,301,043
Sunoco, Inc.	23,520	717,360
Tesoro Corp.	28,100	271,727
Valero Energy Corp.	103,784	2,135,875
Williams Cos., Inc.	114,838	2,408,153
XTO Energy, Inc.	108,923	3,915,782

		185,442,161

Paper & Forest Products 0.2%
International Paper Co.	85,258	1,468,143
MeadWestvaco Corp.	33,847	474,873
Weyerhaeuser Co.	42,801	1,635,854

		3,578,870

Personal Products 0.2%
Avon Products, Inc.	83,517	2,073,727
Estee Lauder Cos., Inc. (The), Class A	23,100	832,524

		2,906,251

Pharmaceuticals 7.1%
Abbott Laboratories	304,763	16,807,680
Allergan, Inc.	61,132	2,425,106
Barr Pharmaceuticals, Inc.*	20,500	1,317,330
Bristol-Myers Squibb Co.	392,040	8,056,422
Eli Lilly & Co.	198,091	6,699,438
Forest Laboratories, Inc.*	60,832	1,413,127
Johnson & Johnson	551,725	33,842,812
King Pharmaceuticals, Inc.*	45,023	395,752
Merck & Co., Inc.	422,976	13,091,107
Mylan, Inc.*	61,551	527,492
Pfizer, Inc.	1,330,834	23,569,070
Schering-Plough Corp.	317,527	4,600,966
Watson Pharmaceuticals, Inc.*	19,106	500,004
Wyeth	263,772	8,488,183

		121,734,489

Real Estate Investment Trusts 1.1%
Apartment Investment & Management Co., Class A	19,017	278,219
AvalonBay Communities, Inc.	15,500	1,100,810
Boston Properties, Inc.	23,900	1,694,032
Developers Diversified Realty Corp.	25,200	331,884
Equity Residential	54,111	1,890,097
General Growth Properties, Inc.	48,100	199,134
HCP, Inc.	49,300	1,475,549
Host Hotels & Resorts, Inc.	104,400	1,079,496
Kimco Realty Corp.	45,800	1,034,164
Plum Creek Timber Co., Inc.	34,361	1,280,978
ProLogis	52,351	732,914
Public Storage	25,000	2,037,500
Simon Property Group, Inc.	44,701	2,996,308
Vornado Realty Trust	27,300	1,926,015

		18,057,100

Real Estate Management & Development 0.0%
CB Richard Ellis Group, Inc., Class A*	34,900	244,649

100 Annual Report 2008

Common Stocks (continued)
	Shares	Value

Road & Rail 1.2%
Burlington Northern Santa Fe Corp.	56,052	$4,991,991
CSX Corp.	80,912	3,699,297
Norfolk Southern Corp.	74,437	4,461,754
Ryder System, Inc.	11,405	451,866
Union Pacific Corp.	100,932	6,739,229

		20,344,137

Semiconductors & Semiconductor Equipment 2.3%
Advanced Micro Devices, Inc.*	121,342	424,697
Altera Corp.	60,382	1,047,628
Analog Devices, Inc.	58,257	1,244,369
Applied Materials, Inc.	266,719	3,443,342
Broadcom Corp., Class A*	87,996	1,502,972
Intel Corp.	1,109,938	17,759,008
KLA-Tencor Corp.	34,821	809,588
Linear Technology Corp.	45,767	1,037,996
LSI Corp.*	125,582	483,491
MEMC Electronic Materials, Inc.*	44,400	816,072
Microchip Technology, Inc.	37,100	913,773
Micron Technology, Inc.*	154,068	725,660
National Semiconductor Corp.	42,377	558,105
Novellus Systems, Inc.*	20,621	325,812
NVIDIA Corp.*	111,433	976,153
Teradyne, Inc.*	34,701	176,975
Texas Instruments, Inc.	259,859	5,082,842
Xilinx, Inc.	55,622	1,024,557

		38,353,040

Software 3.7%
Adobe Systems, Inc.*	105,242	2,803,647
Autodesk, Inc.*	44,962	958,140
BMC Software, Inc.*	37,156	959,368
C.A., Inc.	77,438	1,378,396
Citrix Systems, Inc.*	36,671	945,012
Compuware Corp.*	52,607	335,633
Electronic Arts, Inc.*	63,507	1,446,689
Intuit, Inc.*	64,162	1,607,900
Microsoft Corp.	1,550,189	34,615,720
Novell, Inc.*	66,672	310,692
Oracle Corp.*	773,638	14,149,839
Salesforce.com, Inc.*	20,800	643,968
Symantec Corp.*	166,774	2,098,017

		62,253,021

Specialty Retail 1.7%
Abercrombie & Fitch Co., Class A	17,900	518,384
AutoNation, Inc.*	25,980	178,483
AutoZone, Inc.*	8,910	1,134,154
Bed Bath & Beyond, Inc.*	52,102	1,342,668
Best Buy Co., Inc.	67,515	1,810,077
GameStop Corp., Class A*	32,600	892,914
Gap, Inc. (The)	93,640	1,211,702
Home Depot, Inc.	336,267	7,932,538
Lowe’s Cos., Inc.	290,198	6,297,297
Ltd Brands, Inc.	58,728	703,561
Office Depot, Inc.*	53,162	191,383
RadioShack Corp.	28,771	364,241
Sherwin-Williams Co. (The)	19,786	1,126,021
Staples, Inc.	141,372	2,746,858
Tiffany & Co.	24,986	685,866
TJX Cos., Inc.	83,468	2,233,604

		29,369,751

Textiles, Apparel & Luxury Goods 0.5%
Coach, Inc.*	67,100	1,382,260
Jones Apparel Group, Inc.	19,691	218,767
Liz Claiborne, Inc.	19,511	159,015
Nike, Inc., Class B	77,872	4,487,763
Polo Ralph Lauren Corp.	11,500	542,455
V.F. Corp.	17,106	942,541

		7,732,801

Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	104,200	1,960,002
Sovereign Bancorp, Inc.*	98,295	285,055

		2,245,057

Tobacco 1.8%
Altria Group, Inc.	407,943	7,828,426
Lorillard, Inc.	34,900	2,298,514
Philip Morris International, Inc.	406,943	17,689,812
Reynolds American, Inc.	31,590	1,546,647
UST, Inc.	29,181	1,972,344

		31,335,743

Trading Companies & Distributors 0.1%
Fastenal Co.	25,900	1,042,734
W.W. Grainger, Inc.	12,725	999,803

		2,042,537

Wireless Telecommunication Services 0.3%
American Tower Corp., Class A*	78,400	2,533,105
Sprint Nextel Corp.	554,014	1,734,064

		4,267,169

Total Common Stocks		1,675,685,113

2008 Annual Report 101

Statement of Investments (Continued)
October 31, 2008

Nationwide S&P 500 Index Fund (Continued)

Repurchase Agreement 1.6%

	Principal Amount	Value

CS First Boston, 0.08%, dated 10/31/08, due 11/03/08, repurchase price $26,995,308, collateralized U.S. Government Agency Mortgages ranging 0.00% — 5.50%, maturing 11/03/08 — 11/01/35; total market value of $27,535,031	$26,995,127	$26,995,127

Total Investments (Cost $2,144,325,411) (d) — 99.9%		1,702,680,240
Other assets in excess of liabilities — 0.1%		2,263,436

NET ASSETS — 100.0%		$1,704,943,676

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	Illiquid security.

(c)	All or a part of the security was pledged as collateral for futures contracts as of October 31, 2008.

(d)	See notes to financial statements for tax unrealized appreciation/ (depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

102 Annual Report 2008

As of October 31, 2008, the Fund’s open futures contracts were as follows:

			Notional Value	Unrealized
Number of			Covered by	Appreciation/
Contracts	Long Contracts*	Expiration	Contracts	Depreciation

123	S&P 500	12/18/08	$29,744,475	($3,341,199)

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 103

Statement of Assets and Liabilities
October 31, 2008

Nationwide S&P 500 Index Fund

Assets:
Investments, at value (cost $2,117,330,284)	$1,675,685,113
Repurchase agreements, at value and cost	26,995,127

Total Investments	1,702,680,240

Cash	1,044,602
Interest and dividends receivable	2,482,921
Receivable for capital shares issued	953,769
Receivable for investments sold	44,455
Receivable for variation margin on futures contracts	178,204
Prepaid expenses and other assets	167,478

Total Assets	1,707,551,669

Liabilities:
Payable for investments purchased	1,029,065
Payable for capital shares redeemed	1,024,260
Accrued expenses and other payables:
Investment advisory fees	120,831
Fund administration fees	172,942
Distribution fees	71,016
Trustee fees	5,348
Compliance program costs (Note 3)	8,562
Custodian fees	20,443
Other	155,526

Total Liabilities	2,607,993

Net Assets	$1,704,943,676

Represented by:
Capital	$2,191,547,946
Accumulated undistributed net investment income	3,881,810
Accumulated net realized losses from investment transactions	(45,499,710)
Net unrealized appreciation/(depreciation) from investments	(441,645,171)
Net unrealized appreciation/(depreciation) from futures	(3,341,199)

Net Assets	$1,704,943,676

Net Assets:
Class A Shares	$65,378,521
Class B Shares	8,760,072
Class C Shares	2,311,273
Class R Shares	217,723
Institutional Service Class Shares	61,463,544
Local Fund Shares	103,318
Institutional Class Shares	1,188,316,958
Service Class Shares	378,392,267

Total	$1,704,943,676

The accompanying notes are an integral part of these financial statements.

104 Annual Report

Nationwide S&P 500 Index Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	8,085,580
Class B Shares	1,088,852
Class C Shares	288,799
Class R Shares	26,947
Institutional Service Class Shares	7,570,955
Local Fund Shares	12,687
Institutional Class Shares	146,218,967
Service Class Shares	46,803,203

Total	210,095,990

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.09
Class B Shares (a)	$8.05
Class C Shares (b)	$8.00
Class R Shares	$8.08
Institutional Service Class Shares	$8.12
Local Fund Shares	$8.14
Institutional Class Shares	$8.13
Service Class Shares	$8.08
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.58

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report 105

Statement of Operations
For the Year Ended October 31, 2008

Nationwide S&P
500 Index Fund

INVESTMENT INCOME:
Interest income	$1,709,846
Dividend income	47,315,334
Income from securities lending (Note 2)	32,495

Total Income	49,057,675

EXPENSES:
Investment advisory fees	2,820,198
Fund administration fees	2,158,099
Distribution fees Class A	203,594
Distribution fees Class B	108,523
Distribution fees Class C	28,116
Distribution fees Class R	1,071
Distribution fees Local Fund Class	98
Distribution fees Service Class	800,575
Administrative servicing fees Class A	3,617
Administrative servicing fees Class R	53
Administrative servicing fees Institutional Service Class	194,373
Administrative servicing fees Service Class	1,355,891
Registration and filing fees	12,771
Professional fees	309,864
Printing fees	116,430
Trustee fees	116,049
Custodian fees	196,749
Other	359,834

Total expenses before reimbursed/waived expenses	8,785,905

Earnings credit (Note 5)	(22,595)
Expenses reimbursed by Advisor	(947,881)
Administrator fees voluntarily waived	(3,784)

Net Expenses	7,811,645

NET INVESTMENT INCOME	41,246,030

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	9,852,501
Net realized losses on futures transactions	(21,244,749)

Net realized losses from investments and futures	(11,392,248)

Net change in unrealized appreciation/(depreciation) from investments	(983,626,428)
Net change in unrealized appreciation/(depreciation) from futures	(4,891,162)

Net change in unrealized appreciation/(depreciation) from investments and futures	(988,517,590)

Net realized/unrealized losses from investments and futures	(999,909,838)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(958,663,808)

The accompanying notes are an integral part of these financial statements.

106 Annual Report

Statements of Changes in Net Assets

	Nationwide S&P 500 Index Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

Operations:
Net investment income	$41,246,030	$52,320,620
Net realized gains (losses) from investment and futures transactions	(11,392,248)	400,419,405	(a)
Net change in unrealized appreciation/(depreciation) from investments and futures	(988,517,590)	(48,630,541)

Change in net assets resulting from operations	(958,663,808)	404,109,484

Distributions to Shareholders From:
Net investment income:
Class A	(1,362,509)	(1,060,890)
Class B	(103,029)	(84,708)
Class C	(25,993)	(23,259)
Class R	(2,973)	(2,316	)(b)
Institutional Service Class	(1,377,208)	(1,455,855)
Local Fund Class	(2,566)	(2,527)
Institutional Class	(28,813,725)	(42,057,838)
Service Class	(8,117,001)	(9,316,987)
Net realized gains:
Class A	(1,246,235)	(221,285)
Class B	(169,165)	(27,749)
Class C	(41,591)	(7,826)
Class R	(3,095)	–	(b)
Institutional Service Class	(1,383,994)	(360,121)
Local Fund Class	(2,280)	(557)
Institutional Class	(23,761,476)	(11,380,719)
Service Class	(9,213,280)	(2,649,183)

Change in net assets from shareholder distributions	(75,626,120)	(68,651,820)

Change in net assets from capital transactions	38,913,732	(1,085,491,389)

Change in net assets	(995,376,196)	(750,033,725)

Net Assets:
Beginning of period	2,700,319,872	3,450,353,597

End of period	$1,704,943,676	$2,700,319,872

Accumulated undistributed net investment income at end of period	$3,881,810	$2,440,278

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$34,549,043	$50,798,376
Dividends reinvested	2,296,921	1,098,987
Cost of shares redeemed (c)	(18,792,722)	(16,942,990)

Total Class A	18,053,242	34,954,373

(a)	Includes realized gain as a result of a Redemption In Kind.

(b)	For the period from January 30, 2007 (commencement of operations) through October 31, 2007.

(c)	Includes redemption fees — see Note 4 to Financial Statements.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Annual Report 107

Statements of Changes in Net Assets (Continued)

	Nationwide S&P 500 Index Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

CAPITAL TRANSACTIONS: (continued)
Class B Shares
Proceeds from shares issued	$3,616,798	$6,019,928
Dividends reinvested	89,841	54,755
Cost of shares redeemed (c)	(1,899,648)	(1,342,318)

Total Class B	1,806,991	4,732,365

Class C Shares
Proceeds from shares issued	1,309,599	2,009,299
Dividends reinvested	24,030	15,040
Cost of shares redeemed (c)	(954,832)	(494,414)

Total Class C	378,797	1,529,925

Class R Shares
Proceeds from shares issued	138,624	254,935	(b)
Dividends reinvested	6,067	2,316	(b)
Cost of shares redeemed (c)	(62,556)	(43,078	)(b)

Total Class R	82,135	214,173

Institutional Service Class Shares
Proceeds from shares issued	9,866,611	17,418,678
Dividends reinvested	2,761,185	1,815,961
Cost of shares redeemed (c)	(12,396,189)	(13,243,554)

Total Institutional Service Class	231,607	5,991,085

Local Fund Shares
Proceeds from shares issued	502	8,900
Dividends reinvested	4,599	3,038
Cost of shares redeemed	–	–

Total Local Class	5,101	11,938

Institutional Class Shares
Proceeds from shares issued	365,062,461	310,796,511
Dividends reinvested	52,373,108	53,336,883
Redemptions in-kind	–	(1,387,369,746)
Cost of shares redeemed (c)	(352,934,526)	(75,324,394)

Total Institutional Class	64,501,043	(1,098,560,746)

Service Class Shares
Proceeds from shares issued	40,235,869	56,827,434
Dividends reinvested	17,330,218	11,966,122
Cost of shares redeemed (c)	(103,711,271)	(103,158,058)

Total Service Class	(46,145,184)	(34,364,502)

Change in net assets from capital transactions:	$38,913,732	$(1,085,491,389)

(b)	For the period from January 30, 2007 (commencement of operations) through October 31, 2007.

(c)	Includes redemption fees — see Note 4 to Financial Statements.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

108 Annual Report

	Nationwide S&P 500 Index Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007
SHARE TRANSACTIONS:
Class A Shares
Issued	3,181,707	4,101,130
Reinvested	195,918	88,404
Redeemed	(1,750,553)	(1,362,524)

Total Class A Shares	1,627,072	2,827,010

Class B Shares
Issued	338,059	486,388
Reinvested	7,571	4,449
Redeemed	(178,064)	(107,339)

Total Class B Shares	167,566	383,498

Class C Shares
Issued	122,274	164,697
Reinvested	2,034	1,225
Redeemed	(82,342)	(41,205)

Total Class C Shares	41,966	124,717

Class R Shares
Issued	13,708	21,257	(b)
Reinvested	517	185	(b)
Redeemed	(5,247)	(3,473	)(b)

Total Class R Shares	8,978	17,969

Institutional Service Class Shares
Issued	969,875	1,414,893
Reinvested	233,631	146,031
Redeemed	(1,121,178)	(1,063,510)

Total Institutional Service Class Shares	82,328	497,414

Local Fund Shares
Issued	44	696
Reinvested	390	243
Redeemed	–	–

Total Local Class Shares	434	939

Institutional Class Shares
Issued	33,135,124	25,045,366
Reinvested	4,455,874	4,311,926
Redemptions in-kind	–	(112,065,408)
Redeemed	(30,453,631)	(6,038,360)

Total Institutional Class Shares	7,137,367	(88,746,476)

(b)	For the period from January 30, 2007 (commencement of operations) through October 31, 2007.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Annual Report 109

Statements of Changes in Net Assets (Continued)

	Nationwide S&P 500 Index Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007
SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	3,785,208	4,639,007
Reinvested	1,465,964	966,974
Redeemed	(9,216,829)	(8,295,344)

Total Service Class Shares	(3,965,657)	(2,689,363)

Total change in shares:	5,100,054	(87,584,292)

The accompanying notes are an integral part of these financial statements.

110 Annual Report

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide S&P 500 Index Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
	Net Asset		and									Ratio of Net	Expenses
	Value,		Unrealized								Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2008	$13.13	0.19	(4.85)	(4.66)	(0.19)	(0.19)	(0.38)	$8.09	(36.42%)	$65,378,521	0.49%	1.72%	0.53%	10.51%
Year Ended October 31, 2007	$11.75	0.19	1.44	1.63	(0.20)	(0.05)	(0.25)	$13.13	13.98%	$84,794,405	0.49%	1.48%	0.51%	3.56%
Year Ended October 31, 2006	$10.36	0.16	1.47	1.63	(0.16)	(0.08)	(0.24)	$11.75	15.90%	$42,670,253	0.49%	1.46%	0.52%	2.63%
Year Ended October 31, 2005	$9.74	0.15	0.64	0.79	(0.17)	–	(0.17)	$10.36	8.11%	$24,805,311	0.50%	1.49%	0.56%	5.28%
Year Ended October 31, 2004	$9.04	0.11	0.70	0.81	(0.11)	–	(0.11)	$9.74	8.99%	$7,821,623	0.50%	1.18%	0.54%	1.71%

Class B Shares
Year Ended October 31, 2008	$13.07	0.10	(4.83)	(4.73)	(0.10)	(0.19)	(0.29)	$8.05	(36.89%)	$8,760,072	1.23%	0.98%	1.28%	10.51%
Year Ended October 31, 2007	$11.71	0.09	1.43	1.52	(0.11)	(0.05)	(0.16)	$13.07	13.09%	$12,040,325	1.23%	0.75%	1.25%	3.56%
Year Ended October 31, 2006	$10.33	0.08	1.46	1.54	(0.08)	(0.08)	(0.16)	$11.71	15.01%	$6,296,167	1.23%	0.75%	1.26%	2.63%
Year Ended October 31, 2005	$9.70	0.09	0.63	0.72	(0.09)	–	(0.09)	$10.33	7.45%	$5,707,020	1.23%	0.90%	1.28%	5.28%
Year Ended October 31, 2004	$9.00	0.05	0.69	0.74	(0.04)	–	(0.04)	$9.70	8.23%	$4,820,480	1.23%	0.45%	1.27%	1.71%

2008 Annual Report 111

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide S&P 500 Index Fund (Continued)

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
	Net Asset		and									Ratio of Net	Expenses
	Value,		Unrealized								Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class C Shares
Year Ended October 31, 2008	$13.00	0.11	(4.82)	(4.71)	(0.10)	(0.19)	(0.29)	$8.00	(36.95%)	$2,311,273	1.23%	0.99%	1.28%	10.51%
Year Ended October 31, 2007	$11.65	0.10	1.42	1.52	(0.12)	(0.05)	(0.17)	$13.00	13.11%	$3,208,449	1.23%	0.74%	1.25%	3.56%
Year Ended October 31, 2006	$10.28	0.08	1.46	1.54	(0.09)	(0.08)	(0.17)	$11.65	15.06%	$1,422,512	1.23%	0.72%	1.26%	2.63%
Year Ended October 31, 2005	$9.67	0.08	0.64	0.72	(0.11)	–	(0.11)	$10.28	7.44%	$831,234	1.23%	0.71%	1.28%	5.28%
Year Ended October 31, 2004	$9.01	0.05	0.67	0.72	(0.06)	–	(0.06)	$9.67	8.06%	$250,270	1.23%	0.46%	1.27%	1.71%

Class R Shares
Year Ended October 31, 2008	$13.12	0.16	(4.85)	(4.69)	(0.16)	(0.19)	(0.35)	$8.08	(36.62%)	$217,723	0.76%	1.45%	0.80%	10.51%
Period Ended October 31, 2007 (f)	$12.13	0.10	1.03	1.13	(0.14)	–	(0.14)	$13.12	9.34%	$235,763	0.74%	1.12%	0.76%	3.56%

Institutional Service Class Shares
Year Ended October 31, 2008	$13.18	0.20	(4.88)	(4.68)	(0.19)	(0.19)	(0.38)	$8.12	(36.43%)	$61,463,544	0.47%	1.75%	0.51%	10.51%
Year Ended October 31, 2007	$11.79	0.20	1.44	1.64	(0.20)	(0.05)	(0.25)	$13.18	14.01%	$98,678,663	0.48%	1.52%	0.49%	3.56%
Year Ended October 31, 2006	$10.40	0.17	1.46	1.63	(0.16)	(0.08)	(0.24)	$11.79	15.85%	$82,442,558	0.48%	1.49%	0.51%	2.63%
Year Ended October 31, 2005	$9.77	0.18	0.62	0.80	(0.17)	–	(0.17)	$10.40	8.29%	$69,995,616	0.48%	1.68%	0.52%	5.28%
Year Ended October 31, 2004	$9.07	0.12	0.69	0.81	(0.11)	–	(0.11)	$9.77	9.14%	$69,569,089	0.48%	1.21%	0.52%	1.71%

112 Annual Report 2008

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide S&P 500 Index Fund (Continued)

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
	Net Asset		and									Ratio of Net	Expenses
	Value,		Unrealized								Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Local Fund Shares
Year Ended October 31, 2008	$13.22	0.22	(4.90)	(4.68)	(0.21)	(0.19)	(0.40)	$8.14	(36.37%)	$103,318	0.30%	1.91%	0.34%	10.51%
Year Ended October 31, 2007	$11.83	0.22	1.44	1.66	(0.22)	(0.05)	(0.27)	$13.22	14.15%	$161,974	0.30%	1.71%	0.32%	3.56%
Year Ended October 31, 2006	$10.43	0.19	1.47	1.66	(0.18)	(0.08)	(0.26)	$11.83	16.10%	$133,822	0.30%	1.67%	0.33%	2.63%
Year Ended October 31, 2005	$9.79	0.20	0.63	0.83	(0.19)	–	(0.19)	$10.43	8.45%	$115,278	0.30%	1.85%	0.35%	5.28%
Year Ended October 31, 2004	$9.09	0.14	0.69	0.83	(0.13)	–	(0.13)	$9.79	8.85%	$106,323	0.30%	1.38%	0.34%	1.71%

Institutional Class Shares
Year Ended October 31, 2008	$13.19	0.22	(4.88)	(4.66)	(0.21)	(0.19)	(0.40)	$8.13	(36.25%)	$1,188,316,958	0.23%	1.99%	0.27%	10.51%
Year Ended October 31, 2007	$11.80	0.23	1.44	1.67	(0.23)	(0.05)	(0.28)	$13.19	14.26%	$1,834,779,809	0.23%	1.82%	0.24%	3.56%
Year Ended October 31, 2006	$10.41	0.19	1.47	1.66	(0.19)	(0.08)	(0.27)	$11.80	16.12%	$2,689,367,610	0.23%	1.73%	0.26%	2.63%
Year Ended October 31, 2005	$9.77	0.19	0.64	0.83	(0.19)	–	(0.19)	$10.41	8.55%	$2,007,289,506	0.23%	1.86%	0.28%	5.28%
Year Ended October 31, 2004	$9.07	0.13	0.70	0.83	(0.13)	–	(0.13)	$9.77	8.86%	$1,247,060,623	0.23%	1.45%	0.27%	1.71%

Service Class Shares
Year Ended October 31, 2008	$13.13	0.18	(4.87)	(4.69)	(0.17)	(0.19)	(0.36)	$8.08	(36.60%)	$378,392,267	0.64%	1.58%	0.68%	10.51%
Year Ended October 31, 2007	$11.75	0.18	1.43	1.61	(0.18)	(0.05)	(0.23)	$13.13	13.79%	$666,420,484	0.63%	1.37%	0.65%	3.56%
Year Ended October 31, 2006	$10.36	0.15	1.46	1.61	(0.14)	(0.08)	(0.22)	$11.75	15.74%	$628,020,675	0.63%	1.35%	0.66%	2.63%
Year Ended October 31, 2005	$9.73	0.16	0.62	0.78	(0.15)	–	(0.15)	$10.36	8.06%	$578,102,425	0.63%	1.51%	0.67%	5.28%
Year Ended October 31, 2004	$9.03	0.11	0.69	0.80	(0.10)	–	(0.10)	$9.73	9.24%	$523,127,367	0.63%	1.05%	0.67%	1.71%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from January 30, 2007 (commencement of operations) through October 31, 2007.
-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 113

Nationwide Small Cap Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Russell 2000® Index as closely as possible before the deduction of Fund expenses. For the annual period ended October 31, 2008, the Nationwide Small Cap Index Fund (Class A at NAV) registered -34.65% versus -34.16% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s closest Lipper Inc. peer category of Small-Cap Core Funds (consisting of 779 funds as of October 31, 2008) was -36.97% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

All 10 sectors within the benchmark index recorded negative returns for the reporting period. Although each sector lost ground, the strongest-performing sectors were utilities, with -13.45%, and consumer staples, with -15.42%.

What areas of investments detracted from Fund performance?

The weakest-performing sectors during the reporting period were telecommunications services, with

-54.81%; consumer discretionary, with -48.43%; information technology, with -44.74%; and materials, with -37.84%. All of these areas underperformed the broad market.

What is your outlook for the near term?

Many of the necessary conditions for a market bottom appear to be falling into place. Investor pessimism is widespread, equity valuations are attractive versus alternatives such as Treasuries, and a defining financial crisis has been followed by aggressive policy responses. In addition, a great deal of cash is on the sidelines and the sectors that underperformed the most during the last two months of the reporting period (financials and consumer discretionary) recently have outperformed.

The passage of the government rescue plan and the Federal Reserve Board’s lowering of the target federal funds interest rate by 250 basis points, or 2.50%, during the reporting period should help the market begin the healing process, but a sustained rally in equities will require evidence that the measures are working. In particular, if credit spreads – the difference in the yield between Treasury securities and other fixed-income assets – begin to narrow, it could signal a real and lasting bottom in equity markets.

Ultimately, the economic and financial outlook is likely to remain troubled for some time. The equity markets might enjoy a bounce in the near term, but it also would not be a surprise to see these markets fall back again as the reality of the looming economic challenges sets in.

Subadviser:
BlackRock Investment Management, LLC

Portfolio Managers:
Debra L. Jelilian and Jeffrey L. Russo, CFA

114 Annual Report 2008

Fund Performance	Nationwide Small Cap Index Fund

Average Annual Total Return
(For periods ended October 31, 2008)

					Gross	Net
					Expense	Expense
		1 Yr.	5 Yr.	10 Yr.	Ratio*	Ratio*

Class A1	w/o SC2	-34.65%	0.91%	4.12%	0.74%	0.71%
	w/SC3	-38.41%	-0.28%	3.50%

Class B4	w/o SC2	-35.16%	0.23%	3.64%	1.33%	1.30%
	w/SC5	-38.30%	-0.09%	3.64%

Class C6	w/o SC2	-35.06%	0.31%	3.67%	1.33%	1.30%
	w/SC7	-35.69%	0.31%	3.67%

Class R8,9		-34.72%	0.89%	4.11%	1.03%	1.00%

Institutional Class[1,8]		-34.45%	1.29%	4.50%	0.33%	0.30%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Please see the Fund’s most recent prospectus for details.

[1]	These returns prior to the creation of Class A and Institutional shares (12/29/99) include the performance of the Master Small Cap Series (the “Series”), which began operations on April 9, 1997. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Institutional Class shares would have produced because these classes of the Fund’s shares invested in the same portfolio of securities as the Series. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees applicable to such classes; if these fees were reflected, the performance for Class A and Institutional Class shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	These returns until the creation of Class B shares (11/29/01) include performance based on the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to November 28, 2001. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

[5]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[6]	These returns until the creation of Class C shares (10/22/03) include the performance of the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to November 28, 2001 and the Fund’s Class B shares for the period from November 29, 2001 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.

[7]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	Not subject to any sales charges.

[9]	These returns until the creation of Class R shares (3/9/07) are based on the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R shares has been restated to reflect differences in sales charges, if any, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance of Class R shares would have been lower.

2008 Annual Report 115

Fund Performance	Nationwide Small Cap Index Fund
Continued

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Small Cap Index Fund, the Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

116 Annual Report 2008

Shareholder	Nationwide Small Cap Index Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2008

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Small Cap Index Fund			05/01/08	10/31/08	05/01/08 - 10/31/08[a]	05/01/08 - 10/31/08[a]

Class A Shares	Actual		1,000.00	754.24	2.57	0.58
	Hypothetical	[b]	1,000.00	1,022.21	2.96	0.58

Class B Shares	Actual		1,000.00	750.50	6.06	1.38
	Hypothetical	[b]	1,000.00	1,018.21	7.01	1.38

Class C Shares	Actual		1,000.00	751.66	5.73	1.30
	Hypothetical	[b]	1,000.00	1,018.60	6.62	1.30

Class R Shares	Actual		1,000.00	754.42	2.10	0.48
	Hypothetical	[b]	1,000.00	1,022.74	2.43	0.48

Institutional Class Shares	Actual		1,000.00	754.95	1.31	0.30
	Hypothetical	[b]	1,000.00	1,023.64	1.52	0.30

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Annual Report 117

Portfolio Summary	Nationwide Small Cap Index Fund
October 31, 2008

Asset Allocation

Common Stocks	94.8%
Exchange Traded Fund	0.0%
Warrants	0.0%
Repurchase Agreement	4.6%
Other assets in excess of liabilities	0.6%

100.0%

Top Industries

Commercial Banks	7.7%
Real Estate Investment Trusts	5.5%
Commercial Services & Supplies	4.3%
Biotechnology	4.1%
Software	3.7%
Insurance	3.7%
Health Care Equipment & Supplies	3.6%
Oil, Gas & Consumable Fuels	3.6%
Health Care Providers & Services	3.2%
Machinery	3.0%
Other	57.6%

100.0%

Top Holdings*

Ralcorp Holdings, Inc.	0.4%
Alexion Pharmaceuticals, Inc.	0.4%
Myriad Genetics, Inc.	0.3%
Waste Connections, Inc.	0.3%
Piedmont Natural Gas Co.	0.3%
Realty Income Corp.	0.3%
Flowers Foods, Inc.	0.3%
Comstock Resources, Inc.	0.3%
Senior Housing Properties Trust	0.3%
Foundry Networks, Inc.	0.3%
Other	96.8%

100.0%

*	For purpose of listing top holdings, the repurchase agreement is included as part of Other.

118 Annual Report 2008

Statement of Investments
October 31, 2008

Nationwide Small Cap Index Fund

Common Stocks 94.8%

	Shares	Value

Aerospace & Defense 1.9%
AAR Corp.*(a)	12,668	$202,561
Aerovironment, Inc.*(a)	3,500	125,720
American Science & Engineering, Inc.	3,030	190,587
Applied Signal Technology, Inc.	3,600	64,512
Argon ST, Inc.*	4,640	96,790
Ascent Solar Technologies, Inc.*	2,500	13,000
Axsys Technologies, Inc.*	2,900	191,487
Ceradyne, Inc.*	8,840	207,740
Cubic Corp.	4,846	107,823
Curtiss-Wright Corp.	15,048	555,271
Ducommun, Inc.*	3,600	72,684
Dyncorp International, Inc., Class A*	7,600	100,472
Esterline Technologies Corp.*	9,961	359,094
Gencorp, Inc.*	18,074	88,563
HEICO Corp.	7,248	278,831
Herley Industries, Inc.*	4,700	62,510
Hexcel Corp.*	32,575	429,990
Ladish Co., Inc.*	5,200	88,556
LMI Aerospace, Inc.*	3,100	47,337
Moog, Inc., Class A*	14,363	504,429
Orbital Sciences Corp.*	19,722	404,104
Stanley, Inc.*	3,000	102,780
Taser International, Inc.*	21,116	105,791
Teledyne Technologies, Inc.*	11,963	545,154
TransDigm Group, Inc.*	11,200	337,568
Triumph Group, Inc.	5,605	245,835

		5,529,189

Air Freight & Logistics 0.3%
Atlas Air Worldwide Holdings, Inc.*	4,500	86,940
Dynamex, Inc.*	3,360	82,018
Forward Air Corp.	10,191	266,698
HUB Group, Inc., Class A*	12,515	393,597
Pacer International, Inc.	11,724	132,364
Park-Ohio Holdings Corp.*	2,600	19,734

		981,351

Airlines 0.9%
AirTran Holdings, Inc.*(a)	37,319	152,635
Alaska Air Group, Inc.*	11,888	293,633
Allegiant Travel Co.*	4,600	183,218
Hawaiian Holdings, Inc.*	13,400	93,800
JetBlue Airways Corp.*(a)	58,400	324,120
Republic Airways Holdings, Inc.*	11,200	167,440
SkyWest, Inc.	19,358	298,307
UAL Corp.	42,100	612,976
US Airways Group, Inc.*	38,500	390,390

		2,516,519

Auto Components 0.5%
American Axle & Manufacturing Holdings, Inc.	15,545	55,806
Amerigon, Inc.*	7,500	36,000
ArvinMeritor, Inc.	24,879	147,284
ATC Technology Corp.*	7,336	160,878
Cooper Tire & Rubber Co.	19,068	145,489
Dana Holding Corp.*	32,400	61,560
Dorman Products, Inc.*	3,100	34,875
Drew Industries, Inc.*	6,598	79,836
Exide Technologies*	26,400	125,400
Fuel Systems Solutions, Inc.*	4,100	116,645
Hayes Lemmerz International, Inc.*(b)	32,000	42,560
Hayes Lemmerz International, Inc.*(c)	110	0
Lear Corp.*	21,290	42,793
Modine Manufacturing Co.	11,440	84,656
Quantum Fuel Systems Technology*	27,800	20,850
Raser Technologies, Inc.*	14,000	60,340
Spartan Motors, Inc.	9,100	41,769
Stoneridge, Inc.*	4,900	27,881
Superior Industries International, Inc.	7,785	111,325
Tenneco, Inc.*	15,270	74,976
Visteon Corp.*	46,420	32,030
Wonder Auto Technology, Inc.*	5,300	21,147

		1,524,100

Automobiles 0.0%
Fleetwood Enterprises, Inc.*	28,061	11,505
Winnebago Industries, Inc.	9,153	54,369

		65,874

Beverages 0.1%
Boston Beer Co., Inc., Class A*	3,055	115,449
Coca-Cola Bottling Co. Consolidated	1,500	66,270
National Beverage Corp.*	2,532	23,193

		204,912

Biotechnology 4.1%
Acadia Pharmaceuticals, Inc.*	9,700	18,430
Acorda Therapeutics, Inc.*	12,500	255,000
Affymax, Inc.*	3,600	48,240
Alexion Pharmaceuticals, Inc.*(a)	25,938	1,056,973
Alkermes, Inc.*	32,257	318,699

2008 Annual Report 119

Statement of Investments (Continued)
October 31, 2008

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Value

Biotechnology (continued)

Allos Therapeutics, Inc.*	17,300	$126,463
Alnylam Pharmaceuticals, Inc.*	12,000	276,000
Amicus Therapeutics, Inc.*	1,500	15,945
Arena Pharmaceuticals, Inc.*	24,900	91,632
ARIAD, Inc.*	25,214	50,176
Arqule, Inc.*	12,300	33,948
Array BioPharma, Inc.*	16,900	83,148
Celera Corp.*	26,573	300,541
Cell Genesys, Inc.*	29,117	6,668
Celldex Therapeutics, Inc.*	5,400	41,850
Cepheid, Inc.*	19,190	227,785
Cougar Biotechnology, Inc.*	4,800	121,920
Cubist Pharmaceuticals, Inc.*	19,020	482,918
CV Therapeutics, Inc.*	20,444	190,742
Cytokinetics, Inc.*	12,700	36,195
Cytori Therapeutics, Inc.*	7,100	28,400
Dendreon Corp.*	31,478	154,872
Dyax Corp.*	20,000	67,000
Emergent Biosolutions, Inc.*	4,100	73,841
Enzon Pharmaceuticals, Inc.*	15,105	75,072
Genomic Health, Inc.*	5,000	92,150
Geron Corp.*	27,717	110,314
GTx, Inc.*	6,600	93,192
Halozyme Therapeutics, Inc.*	19,400	92,926
Human Genome Sciences, Inc.*	45,665	147,498
Idenix Pharmaceuticals, Inc.*	7,915	43,691
Idera Pharmaceuticals, Inc.*	7,100	69,012
ImmunoGen, Inc.*	18,200	84,266
Immunomedics, Inc.*	24,200	36,300
Incyte Corp.*	25,729	106,775
Indevus Pharmaceuticals, Inc.*	26,200	69,954
InterMune, Inc.*	10,683	157,361
Isis Pharmaceuticals, Inc.*	30,480	428,549
Lexicon Pharmaceuticals, Inc.*	23,600	37,052
Ligand Pharmaceuticals, Inc., Class B*	25,500	52,785
MannKind Corp.*	19,000	71,440
Marshall Edwards, Inc.*	4,400	5,456
Martek Biosciences Corp.	11,005	328,279
Maxygen, Inc.*	7,809	32,720
Medarex, Inc.*	43,042	302,585
Metabolix, Inc.*	6,400	59,968
Molecular Insight Pharmaceuticals, Inc.*	6,300	31,500
Momenta Pharmaceuticals, Inc.*	8,700	79,257
Myriad Genetics, Inc.*	15,044	949,126
Nabi Biopharmaceuticals*	18,551	72,720
Nanosphere, Inc.*	3,600	17,928
Neurocrine Biosciences, Inc.*	12,935	53,422
Novavax, Inc.*	19,600	44,100
NPS Pharmaceuticals, Inc.*	15,900	111,300
Omrix Biopharmaceuticals, Inc.*	4,800	83,184
Onyx Pharmaceuticals, Inc.*	18,740	505,605
Opko Health, Inc.*	12,900	19,737
Orexigen Therapeutics, Inc.*	7,200	34,200
OSI Pharmaceuticals, Inc.*	19,300	732,435
Osiris Therapeutics, Inc.*	4,500	68,265
PDL BioPharma, Inc.*	40,300	392,925
Pharmasset, Inc.*	5,700	101,916
Progenics Pharmaceuticals, Inc.*	9,000	90,090
Protalix BioTherapeutics, Inc.*	3,450	5,865
Regeneron Pharmaceuticals, Inc.*	20,877	402,926
Repligen Corp.*	11,000	44,110
Rexahn Pharmaceuticals, Inc.*	8,200	9,020
Rigel Pharmaceuticals, Inc.*	12,274	106,906
Sangamo BioSciences, Inc.*	12,400	96,844
Savient Pharmaceuticals, Inc.*	18,252	86,879
Seattle Genetics, Inc.*	19,900	204,572
Synta Pharmaceuticals Corp.*	6,200	43,896
Targacept, Inc.*	5,200	30,784
Theravance, Inc.*	17,000	115,260
United Therapeutics Corp.*	7,612	663,995
XOMA Ltd.*	47,600	59,500
Zymogenetics, Inc.*(a)	13,354	42,733

		11,905,731

Building Products 0.5%
AAON, Inc.	4,850	79,976
American Woodmark Corp.	3,435	63,685
Ameron International Corp.	3,100	145,700
Apogee Enterprises, Inc.	9,750	96,135
Builders FirstSource, Inc.*	4,800	18,240
Gibraltar Industries, Inc.	9,078	120,283
Griffon Corp.*	14,724	124,271
Insteel Industries, Inc.	5,900	60,534
NCI Building Systems, Inc.*	6,694	124,575
Quanex Building Products Corp.	11,975	109,691
Simpson Manufacturing Co., Inc.	13,018	299,935
Trex Co., Inc.*	5,100	83,181
Universal Forest Products, Inc.	5,606	132,582

		1,458,788

Capital Markets 1.8%
Apollo Investment Corp.	47,982	632,403
Ares Capital Corp.	32,749	257,407
BGC Partners, Inc., Class A	12,211	49,943
BlackRock Kelso Capital Corp.	3,486	36,603
Broadpoint Securities Group, Inc.*	6,200	18,290

120 Annual Report 2008

Common Stocks (continued)
	Shares	Value

Capital Markets (continued)

Calamos Asset Management, Inc., Class A	7,100	$58,291
Capital Southwest Corp.	1,015	103,530
Cohen & Steers, Inc.	5,350	97,210
Diamond Hill Investment Group, Inc.	600	38,154
Epoch Holding Corp.	3,200	28,000
Evercore Partners, Inc., Class A	3,300	40,161
FBR Capital Markets Corp.*	7,700	42,427
FCStone Group, Inc.*	7,700	45,815
GAMCO Investors, Inc., Class A	2,568	97,764
GFI Group, Inc.	23,240	74,600
Gladstone Capital Corp.	7,628	90,849
Gladstone Investment Corp.	8,000	44,560
Greenhill & Co., Inc.	5,800	382,626
Harris & Harris Group, Inc.*	9,400	47,000
Hercules Technology Growth Capital, Inc.	11,800	102,424
International Assets Holding Corp.*	1,200	19,368
KBW, Inc.*	9,100	266,448
Knight Capital Group, Inc., Class A*	31,675	458,021
Kohlberg Capital Corp.	6,300	35,217
LaBranche & Co., Inc.*	18,206	113,423
Ladenburg Thalmann Financial Services, Inc.*	30,200	38,052
MCG Capital Corp.	25,498	20,908
MVC Capital, Inc.	7,700	95,249
NGP Capital Resources Co.	6,263	76,095
optionsXpress Holdings, Inc.	14,300	253,968
Patriot Capital Funding, Inc.	6,500	32,175
PennantPark Investment Corp.	7,719	35,276
Penson Worldwide, Inc.*	6,000	42,840
Piper Jaffray Cos.*	6,279	247,707
Prospect Capital Corp.	9,400	118,252
Pzena Investment Management, Inc., Class A	2,100	9,303
Riskmetrics Group, Inc.*	6,800	104,788
Sanders Morris Harris Group, Inc.	7,053	52,192
Stifel Financial Corp.*	8,449	368,799
SWS Group, Inc.	8,425	156,368
Thomas Weisel Partners Group, Inc.*	6,130	34,451
TradeStation Group, Inc.*	10,800	84,564
US Global Investors, Inc., Class A	4,600	33,166
Westwood Holdings Group, Inc.	1,900	72,865

		5,057,552

Chemicals 2.0%
A. Schulman, Inc.	9,608	172,079
American Vanguard Corp.	6,733	98,504
Arch Chemicals, Inc.	8,750	248,237
Balchem Corp.	6,465	165,245
Calgon Carbon Corp.*	13,848	184,455
Ferro Corp.	14,717	227,819
Flotek Industries, Inc.*	7,600	37,620
GenTek, Inc.*	2,600	46,800
H.B. Fuller Co.	16,100	284,487
Hercules, Inc.	38,368	644,966
ICO, Inc.*	10,200	45,594
Innophos Holdings, Inc.	3,500	93,625
Innospec, Inc.	8,344	73,010
Koppers Holdings, Inc.	7,000	166,530
Landec Corp.*	8,400	78,540
LSB Industries, Inc.*	6,200	50,964
Minerals Technologies, Inc.	6,335	359,575
N.L. Industries, Inc.	2,128	29,324
NewMarket Corp.	4,575	172,432
O.M. Group, Inc.*	10,300	219,802
Olin Corp.	25,198	457,596
Penford Corp.	3,800	48,906
PolyOne Corp.*	32,788	155,743
Quaker Chemical Corp.	3,500	66,955
Rockwood Holdings, Inc.*	14,100	174,135
Sensient Technologies Corp.	16,254	410,088
ShengdaTech, Inc.*	8,500	43,095
Solutia, Inc.*	31,800	306,552
Spartech Corp.	10,288	65,432
Stepan Co.	2,100	75,243
W.R. Grace & Co.*	24,300	218,943
Westlake Chemical Corp.	5,900	107,557
Zep, Inc.	7,475	157,349
Zoltek Cos., Inc.*	9,300	109,647

		5,796,849

Commercial Banks 7.7%
1st Source Corp.	4,540	97,428
Amcore Financial, Inc.	6,701	31,160
Ameris Bancorp	3,628	40,053
Ames National Corp.	1,900	47,500
Arrow Financial Corp.	3,300	85,767
Bancfirst Corp.	2,200	110,880
Banco Latinoamericano de Exportaciones SA	9,700	103,111
BancTrust Financial Group, Inc.	6,500	80,990
Bank of the Ozarks, Inc.	4,216	128,166
Banner Corp.	4,787	61,130
Boston Private Financial Holdings, Inc.	18,465	163,231
Bryn Mawr Bank Corp.	2,000	42,380
Camden National Corp.	2,800	81,900
Capital City Bank Group, Inc.	3,437	96,236

2008 Annual Report 121

Statement of Investments (Continued)
October 31, 2008

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Value

Commercial Banks (continued)

Capitol Bancorp Ltd.	5,185	$53,094
Cardinal Financial Corp.	8,700	54,288
Cascade Bancorp	7,118	67,906
Cathay General Bancorp	16,713	409,134
Centerstate Banks of Florida, Inc.	3,500	61,250
Central Pacific Financial Corp.	9,705	151,398
Chemical Financial Corp.	8,071	212,025
Citizens & Northern Corp.	3,300	77,550
Citizens Republic Bancorp, Inc.	39,101	115,348
City Bank	4,655	47,947
City Holding Co.	5,462	228,530
CoBiz Financial, Inc.	6,874	80,013
Colonial BancGroup, Inc. (The)	68,100	278,529
Columbia Banking System, Inc.	6,109	97,255
Community Bank System, Inc.	10,409	259,705
Community Trust Bancorp, Inc.	5,411	180,619
CVB Financial Corp.	22,340	282,824
East West Bancorp, Inc.	21,400	371,290
Enterprise Financial Services Corp.	3,100	57,505
Farmers Capital Bank Corp.	2,400	47,472
Financial Institutions, Inc.	4,000	64,840
First Bancorp North Carolina	4,164	72,870
First Bancorp Puerto Rico	25,010	255,602
First Bancorp, Inc.	2,500	45,000
First Busey Corp.	7,950	148,188
First Commonwealth Financial Corp.	24,666	272,806
First Community Bancshares, Inc.	2,820	88,266
First Financial Bancorp	13,346	179,504
First Financial Bankshares, Inc.	7,274	394,178
First Financial Corp.	3,594	151,954
First Merchants Corp.	6,555	144,276
First Midwest Bancorp, Inc.	16,352	363,178
First South Bancorp, Inc.	2,060	28,943
FirstMerit Corp.	27,300	636,636
FNB Corp.	29,023	380,201
Frontier Financial Corp.	15,814	105,321
Glacier Bancorp, Inc.	18,163	366,348
Green Bankshares, Inc.	4,400	86,900
Guaranty Bancorp*	16,000	68,160
Hancock Holding Co.	8,692	383,839
Hanmi Financial Corp.	12,528	50,112
Harleysville National Corp.	11,175	154,997
Heartland Financial USA, Inc.	3,850	91,438
Heritage Commerce Corp.	3,900	50,466
Home Bancshares, Inc.	4,056	105,618
IBERIABANK Corp.	4,525	230,504
Independent Bank Corp.	5,510	158,523
Integra Bank Corp.	7,698	46,419
International Bancshares Corp.	17,720	460,188
Investors Bancorp, Inc.*	13,900	199,604
Lakeland Bancorp, Inc.	7,336	80,843
Lakeland Financial Corp.	3,800	85,310
MainSource Financial Group, Inc.	6,637	118,537
MB Financial, Inc.	12,181	361,898
Midwest Banc Holdings, Inc.	8,240	24,802
Nara Bancorp, Inc.	7,654	84,194
National Penn Bancshares, Inc.	26,771	453,501
NBT Bancorp, Inc.	10,874	303,167
Northfield Bancorp, Inc.*	5,600	67,760
Old National Bancorp	22,340	423,120
Old Second Bancorp, Inc.	4,684	63,234
Oriental Financial Group	8,204	133,233
Pacific Capital Bancorp	15,511	304,636
Pacific Continental Corp.	4,000	57,000
PacWest Bancorp	8,217	205,343
Park National Corp.	3,541	257,608
Peapack-Gladstone Financial Corp.	3,000	96,090
Pennsylvania Commerce Bancorp, Inc.*	2,000	59,500
Peoples Bancorp, Inc.	2,835	54,290
Pinnacle Financial Partners, Inc.*	8,000	234,080
PremierWest Bancorp	7,200	58,680
PrivateBancorp, Inc.	7,302	262,945
Prosperity Bancshares, Inc.	13,270	440,697
Provident Bankshares Corp.	11,223	119,749
Renasant Corp.	7,493	157,053
Republic Bancorp, Inc., Class A	3,368	77,531
S&T Bancorp, Inc.	8,001	272,834
S.Y. Bancorp, Inc.	4,830	133,018
Sandy Spring Bancorp, Inc.	5,556	119,287
Santander BanCorp	542	5,144
SCBT Financial Corp.	3,028	102,619
Seacoast Banking Corp. of Florida	5,525	49,062
Shore Bancshares, Inc.	3,100	75,268
Sierra Bancorp	2,300	45,908
Signature Bank*	11,413	371,836
Simmons First National Corp., Class A	4,343	134,720
Smithtown Bancorp, Inc.	3,600	70,812
South Financial Group, Inc. (The)	24,600	142,926
Southside Bancshares, Inc.	4,440	106,960
Southwest Bancorp, Inc.	5,300	76,744
State Bancorp, Inc.	5,100	64,974
StellarOne Corp.	7,700	130,900
Sterling Bancorp	6,026	94,488
Sterling Bancshares, Inc.	24,642	196,150
Sterling Financial Corp.	17,524	148,779

122 Annual Report 2008

Common Stocks (continued)
	Shares	Value

Commercial Banks (continued)

Suffolk Bancorp	3,483	$113,023
Sun Bancorp, Inc.*	3,882	38,820
Susquehanna Bancshares, Inc.	29,033	449,721
SVB Financial Group*	10,145	521,960
Texas Capital Bancshares, Inc.*	8,620	153,867
Tompkins Financial Corp.	2,162	105,938
TowneBank	6,500	142,155
Trico Bancshares	5,024	108,217
Trustmark Corp.	16,720	343,094
UCBH Holdings, Inc.	37,275	196,812
UMB Financial Corp.	10,470	474,605
Umpqua Holdings Corp.	20,278	345,132
Union Bankshares Corp.	4,095	97,584
United Bankshares, Inc.	12,765	407,203
United Community Banks, Inc.	12,974	170,219
United Security Bancshares	2,727	38,178
Univest Corp. of Pennsylvania	3,980	123,141
W Holding Co., Inc.	33,780	21,957
Washington Trust Bancorp, Inc.	3,640	77,605
WesBanco, Inc.	9,400	255,492
West Bancorp, Inc.	6,500	81,250
West Coast Bancorp	5,300	46,216
Westamerica Bancorp	9,812	561,737
Western Alliance Bancorp*	5,800	85,898
Wilshire Bancorp, Inc.	6,896	76,063
Wintrust Financial Corp.	7,997	204,723
Yadkin Valley Financial Corp.	4,300	64,027

		22,320,360

Commercial Services & Supplies 4.3%
ABM Industries, Inc.	15,378	251,123
ACCO Brands Corp.*	19,200	54,144
Administaff, Inc.	7,319	146,307
Advisory Board Co. (The)*	5,800	142,970
American Ecology Corp.	5,500	96,470
American Reprographics Co.*	12,800	136,192
AMREP Corp.*	700	21,077
Bowne & Co., Inc.	9,588	74,691
Casella Waste Systems, Inc., Class A*	8,037	40,506
CBIZ, Inc.*	14,043	113,748
CDI Corp.	4,521	58,773
Cenveo, Inc.*	16,950	81,868
China Direct, Inc.*	2,300	5,819
Clean Harbors, Inc.*	6,700	439,319
Comfort Systems U.S.A., Inc.	13,575	126,655
COMSYS IT Partners, Inc.*	4,590	27,907
Consolidated Graphics, Inc.*	3,514	45,717
Cornell Cos., Inc.*	3,700	84,249
CoStar Group, Inc.*	6,565	236,471
Courier Corp.	3,750	65,288
CRA International, Inc.*	3,631	98,255
Deluxe Corp.	18,000	218,880
Duff & Phelps Corp., Class A*	3,100	58,900
EnergySolutions, Inc.	11,200	50,512
EnerNOC, Inc.*	3,300	21,780
Ennis, Inc.	7,900	92,983
Exponent, Inc.*	5,000	147,150
First Advantage Corp., Class A*	3,736	40,834
Fuel Tech, Inc.*	6,400	75,200
G & K Services, Inc., Class A	7,022	158,627
Geo Group, Inc. (The)*	17,244	304,529
GeoEye, Inc.*	6,100	132,004
Healthcare Services Group	15,150	250,884
Heidrick & Struggles International, Inc.	5,755	138,868
Herman Miller, Inc.	18,900	415,800
Hill International, Inc.*	8,300	52,124
HNI Corp.	14,900	272,968
Hudson Highland Group, Inc.*	9,050	47,422
Huron Consulting Group, Inc.*	7,000	380,590
ICF International, Inc.*	2,500	46,450
ICT Group, Inc.*	3,400	17,918
IKON Office Solutions, Inc.	27,320	470,724
Innerworkings, Inc.*	11,300	78,535
Interface, Inc., Class A	18,755	132,223
Kelly Services, Inc., Class A	9,340	133,002
Kforce, Inc.*	10,975	86,373
Kimball International, Inc., Class B	11,448	85,288
Knoll, Inc.	16,300	235,698
Korn/Ferry International*	15,679	217,781
Learning Tree International, Inc.*	3,200	40,800
LECG Corp.*	8,600	41,280
M & F Worldwide Corp.*	4,000	92,200
McGrath Rentcorp	7,706	175,234
Metalico, Inc.*	8,200	26,240
Mine Safety Appliances Co.	10,487	283,149
Mobile Mini, Inc.*	11,729	197,047
MPS Group, Inc.*	33,126	258,052
Multi-Color Corp.	3,050	60,085
Navigant Consulting, Inc.*	16,269	263,070
Odyssey Marine Exploration, Inc.*	14,200	53,676
On Assignment, Inc.*	12,600	81,900
PeopleSupport, Inc.*(c)	6,800	83,300
PHH Corp.*	17,820	143,629
PRG-Schultz International, Inc.*	5,100	21,624
Protection One, Inc.*	1,000	7,350
Resources Connection, Inc.*	15,355	266,256
Rollins, Inc.	13,391	235,280
Schawk, Inc.	4,345	57,050
School Specialty, Inc.*	6,308	132,468
Spherion Corp.*	19,667	62,541
Standard Parking Corp.*	3,200	67,072

2008 Annual Report 123

Statement of Investments (Continued)
October 31, 2008

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Value

Commercial Services & Supplies (continued)

Standard Register Co. (The)	5,851	$47,569
SYKES Enterprises, Inc.*	11,167	178,225
Team, Inc.*	6,200	172,174
TETRA Tech, Inc.*	19,807	435,556
TrueBlue, Inc.*	15,369	128,024
United Stationers, Inc.*	7,901	295,418
Viad Corp.	6,985	152,622
Volt Information Sciences, Inc.*	4,257	32,566
VSE Corp.	1,400	45,906
Waste Connections, Inc.*	26,434	894,791
Waste Services, Inc.*	7,199	43,050
Watson Wyatt Worldwide, Inc., Class A	14,385	610,931

		12,397,731

Communications Equipment 2.6%
3Com Corp.*	135,990	371,253
Acme Packet, Inc.*	9,900	46,926
ADTRAN, Inc.	18,205	276,716
Airvana, Inc.*	6,900	30,291
Anaren, Inc.*	4,893	60,918
Arris Group, Inc.*	41,375	285,901
Aruba Networks, Inc.*	17,500	54,425
Avanex Corp.*	5,166	16,015
Avocent Corp.*	15,100	226,802
Bel Fuse, Inc., Class B	4,249	92,203
BigBand Networks, Inc.*	11,100	41,070
Black Box Corp.	5,877	178,720
Blue Coat Systems, Inc.*	11,190	151,065
Bookham, Inc.*	34,800	18,792
Cogo Group, Inc.*	8,700	47,328
Comtech Telecommunications Corp.*	8,170	395,591
DG FastChannel, Inc.*	5,500	97,405
Digi International, Inc.*	8,700	89,088
EMS Technologies, Inc.*	5,600	117,040
Emulex Corp.*	28,440	270,180
Extreme Networks, Inc.*	29,762	54,762
Finisar Corp.*	124,523	75,959
Foundry Networks, Inc.*	49,700	738,045
Globecomm Systems, Inc.*	6,800	53,584
Harmonic, Inc.*	31,784	225,984
Harris Stratex Networks, Inc., Class A*	9,150	60,665
Hughes Communications, Inc.*	2,200	35,750
Infinera Corp.*	31,100	241,958
InterDigital, Inc.*	15,350	334,323
Ixia*	13,136	87,486
Loral Space & Communications, Inc.*	3,400	39,100
MRV Communications, Inc.*	45,395	33,588
NEON Communications, Inc. *(b)(c)	125	0
Netgear, Inc.*	11,930	131,826
Neutral Tandem, Inc.*	5,900	102,778
Nextwave Wireless, Inc.*	16,600	4,648
Oplink Communications, Inc.*	7,456	60,543
Opnext, Inc.*	4,600	18,400
Orbcomm, Inc.*	8,800	26,400
ParkerVision, Inc.*	7,800	39,078
PC-Tel, Inc.*	6,500	38,155
Plantronics, Inc.	16,541	238,852
Polycom, Inc.*	29,500	619,795
Powerwave Technologies, Inc.*	44,305	42,090
Riverbed Technology, Inc.*	18,500	231,805
Seachange International, Inc.*	10,400	79,456
ShoreTel, Inc.*	14,800	72,076
Sonus Networks, Inc.*	68,750	151,937
Starent Networks Corp.*	10,600	105,682
Sycamore Networks, Inc.*	61,218	204,468
Symmetricom, Inc.*	14,585	64,903
Tekelec*	22,010	279,307
UTStarcom, Inc.*	39,325	93,593
ViaSat, Inc.*	8,923	162,577

		7,617,302

Computers & Peripherals 0.9%
3PAR, Inc.*	9,300	59,334
Adaptec, Inc.*	40,830	131,064
Avid Technology, Inc.*	10,200	151,266
Compellent Technologies, Inc.*	5,200	56,680
Cray, Inc.*	11,100	34,854
Data Domain, Inc.*	11,100	204,906
Electronics for Imaging, Inc.*	18,733	198,570
Hutchinson Technology, Inc.*	7,996	54,693
Hypercom Corp.*	17,830	34,768
Imation Corp.	10,100	124,432
Immersion Corp.*	10,300	53,354
Intermec, Inc.*	20,591	267,065
Intevac, Inc.*	7,300	56,794
Isilon Systems, Inc.*	9,100	31,122
Netezza Corp.*	13,400	129,980
Novatel Wireless, Inc.*	10,504	54,726
Palm, Inc.*	36,185	144,378
Presstek, Inc.*	9,700	40,546
Quantum Corp.*	64,402	18,677
Rackable Systems, Inc.*	10,045	71,621
Rimage Corp.*	3,500	51,590
STEC, Inc.*	10,400	57,200
Stratasys, Inc.*	7,000	84,560
Super Micro Computer, Inc.*	7,500	47,100
Synaptics, Inc.*	11,235	347,049

		2,506,329

Construction & Engineering 0.7%
Dycom Industries, Inc.*	13,096	116,293

124 Annual Report 2008

Common Stocks (continued)
	Shares	Value

Construction & Engineering (continued)

EMCOR Group, Inc.*	22,920	$407,288
Furmanite Corp.*	12,900	103,200
Granite Construction, Inc.	11,205	399,682
Great Lakes Dredge & Dock Corp.	12,200	54,656
Insituform Technologies, Inc., Class A*	9,882	132,715
Integrated Electrical Services, Inc.*	2,800	34,244
Layne Christensen Co.*	6,440	169,243
MasTec, Inc.*	15,146	132,073
Michael Baker Corp.*	2,600	61,958
Northwest Pipe Co.*	3,100	89,063
Orion Marine Group, Inc.*	7,200	37,296
Perini Corp.*	16,483	313,507
Pike Electric Corp.*	5,100	44,625
Sterling Construction Co., Inc.*	4,200	55,482

		2,151,325

Construction Materials 0.2%
Headwaters, Inc.*	14,144	149,926
Texas Industries, Inc.	7,858	248,549
U.S. Concrete, Inc.*	14,500	45,675
United States Lime & Minerals, Inc.*	500	12,750

		456,900

Consumer Finance 0.4%
Advance America Cash Advance Centers, Inc.	15,180	40,682
Advanta Corp., Class B	12,932	58,453
Cardtronics, Inc.*	2,700	15,066
Cash America International, Inc.	9,854	348,536
CompuCredit Corp.*	5,951	15,354
Credit Acceptance Corp.*	1,468	22,519
Dollar Financial Corp.*	8,200	95,366
EZCORP, Inc., Class A*	13,000	205,920
First Cash Financial Services, Inc.*	7,105	109,204
First Marblehead Corp. (The)	23,300	39,610
Nelnet, Inc., Class A	6,300	92,169
World Acceptance Corp.*	5,534	102,268

		1,145,147

Containers & Packaging 0.4%
AEP Industries, Inc.*	1,700	33,269
Boise, Inc.*	11,300	7,119
BWAY Holding Co.*	2,500	18,700
Graphic Packaging Holding Co.*	45,800	84,730
Myers Industries, Inc.	9,000	95,130
Rock-Tenn Co., Class A	12,833	390,251
Silgan Holdings, Inc.	8,396	390,750

		1,019,949

Distributors 0.1%
Audiovox Corp., Class A*	4,788	28,201
Core-Mark Holding Co., Inc.*	3,400	67,218
RSC Holdings, Inc.*	15,200	111,568

		206,987

Diversified Consumer Services 1.0%
American Public Education, Inc.*	3,700	163,799
Capella Education Co.*	4,800	227,520
Coinstar, Inc.*	9,438	226,418
Corinthian Colleges, Inc.*	28,700	409,836
Jackson Hewitt Tax Service, Inc.	9,600	132,288
K12, Inc.*	1,800	49,500
Lincoln Educational Services Corp.*	700	10,122
Matthews International Corp., Class A	10,432	465,580
Pre-Paid Legal Services, Inc.*	2,850	112,518
Princeton Review, Inc.*	5,100	28,407
Regis Corp.	14,475	179,056
Sotheby’s	22,698	211,318
Steiner Leisure Ltd.*	5,700	147,630
Stewart Enterprises, Inc., Class A	28,572	147,717
thinkorswim Group, Inc.*	18,390	147,120
Universal Technical Institute, Inc.*	7,268	119,922

		2,778,751

Diversified Financial Services 0.4%
Ampal American Israel, Class A*	4,300	9,718
Asset Acceptance Capital Corp.*	4,745	38,482
Compass Diversified Holdings	8,600	104,920
Encore Capital Group, Inc.*	4,600	43,056
Fifth Street Finance Corp.	2,200	14,960
Financial Federal Corp.	8,623	199,623
Interactive Brokers Group, Inc., Class A*	13,700	292,769
Life Partners Holdings, Inc.	2,000	80,360
MarketAxess Holdings, Inc.*	9,500	54,340
Medallion Financial Corp.	5,000	40,450
NewStar Financial, Inc.*	6,900	37,329
Pico Holdings, Inc.*	5,700	142,728
Portfolio Recovery Associates, Inc.*	5,122	183,777

2008 Annual Report 125

Statement of Investments (Continued)
October 31, 2008

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Value

Diversified Financial Services (continued)

Primus Guaranty Ltd.*	8,700	$3,915
Resource America, Inc., Class A	3,905	22,454

		1,268,881

Diversified Telecommunication Services 0.8%
Alaska Communications Systems, Inc.	14,600	136,364
Atlantic Tele-Network, Inc.	3,200	77,856
Cbeyond, Inc.*	8,075	97,061
Cincinnati Bell, Inc.*	81,979	195,930
Cogent Communications Group, Inc.*	16,100	76,958
Consolidated Communications Holdings, Inc.	7,998	82,379
FairPoint Communications, Inc.	30,068	119,671
General Communication, Inc., Class A*	16,048	123,249
Global Crossing Ltd.*	9,100	60,606
Globalstar, Inc.*	15,700	8,635
Hungarian Telephone & Cable Corp.*	1,000	10,750
iBasis, Inc.	7,500	16,575
IDT Corp., Class B*	20,935	21,563
Iowa Telecommunications Services, Inc.	10,800	163,296
NTELOS Holdings Corp.	10,560	274,560
PAETEC Holding Corp.*	43,800	39,420
Premiere Global Services, Inc.*	21,775	216,661
Shenandoah Telecommunications Co.	7,583	181,765
tw telecom, Inc.*	49,664	351,621
Vonage Holdings Corp.*	16,200	15,228
XO Communications, Inc. *(b)(c)	5,400	0

		2,270,148

Electric Utilities 1.5%
Allete, Inc.	8,860	310,100
Central Vermont Public Service Corp.	3,500	69,685
Cleco Corp.	20,332	467,839
El Paso Electric Co.*	15,831	293,190
Empire District Electric Co. (The)	11,376	218,533
IDACORP, Inc.	15,214	405,605
ITC Holdings Corp.	16,700	677,686
MGE Energy, Inc.	7,023	250,230
Portland General Electric Co.	21,100	432,972
UIL Holdings Corp.	8,513	280,929
UniSource Energy Corp.	11,664	321,693
Westar Energy, Inc.	35,000	682,150

		4,410,612

Electrical Equipment 2.0%
A.O. Smith Corp.	6,509	205,359
Acuity Brands, Inc.	13,651	477,239
Advanced Battery Technologies, Inc.*	14,800	42,180
Akeena Solar, Inc.*	7,000	19,670
American Superconductor Corp.*	14,136	176,841
AZZ, Inc.*	4,100	119,638
Baldor Electric Co.	15,579	273,567
Beacon Power Corp.*	29,900	27,209
Belden, Inc.	14,752	307,432
Brady Corp., Class A	16,889	523,559
Capstone Turbine Corp.*	49,200	66,420
China BAK Battery, Inc.*	10,800	27,864
Coleman Cable, Inc.*	2,500	17,400
Encore Wire Corp.	6,146	117,819
Ener1, Inc.*	11,000	86,130
Energy Conversion Devices, Inc.*	15,185	518,416
EnerSys*	9,285	122,748
Evergreen Solar, Inc.*	48,410	183,474
Franklin Electric Co., Inc.	7,991	336,900
FuelCell Energy, Inc.*	23,143	110,623
Fushi Copperweld, Inc.*	4,900	21,805
GrafTech International Ltd.*	40,316	326,963
GT Solar International, Inc.*	8,900	41,029
Harbin Electric, Inc.*	1,800	14,742
II-VI, Inc.*	8,584	241,125
LaBarge, Inc.*	3,900	53,625
LSI Industries, Inc.	6,375	50,044
Medis Technologies Ltd.*	11,977	14,612
Microvision, Inc.*	20,100	34,773
Orion Energy Systems, Inc.*	3,600	15,984
Plug Power, Inc.*	27,700	27,146
Polypore International, Inc.*	5,600	47,768
Powell Industries, Inc.*	2,669	49,403
Power-One, Inc.*	23,600	26,196
PowerSecure International, Inc.*	6,300	24,255
Preformed Line Products Co.	800	32,000
Regal-Beloit Corp.	10,736	349,564
Ultralife Corp.*	4,600	39,974
Valence Technology, Inc.*	17,100	39,330
Vicor Corp.	4,988	34,866
Woodward Governor Co.	19,800	635,580

		5,881,272

Electronic Equipment & Instruments 1.8%
Agilysys, Inc.	8,185	32,904
Anixter International, Inc.*	10,085	338,957
Benchmark Electronics, Inc.*	22,765	272,952
Brightpoint, Inc.*	17,660	101,722
Checkpoint Systems, Inc.*	13,408	169,075

126 Annual Report 2008

Common Stocks (continued)
	Shares	Value

Electronic Equipment & Instruments (continued)

China Architectural Engineering, Inc.*	6,600	$26,004
China Security & Surveillance Technology, Inc.*	8,200	85,854
Cogent, Inc.*	14,600	133,444
Cognex Corp.	14,179	227,148
Coherent, Inc.*	8,300	209,990
Comverge, Inc.*	7,400	33,596
CPI International, Inc.*	2,400	23,664
CTS Corp.	12,037	84,139
Daktronics, Inc.	11,072	110,277
DTS, Inc.*	6,012	124,148
Echelon Corp.*	10,487	85,259
Electro Rent Corp.	7,200	86,328
Electro Scientific Industries, Inc.*	8,954	74,945
Elixir Gaming Technologies, Inc.*	25,300	3,542
FARO Technologies, Inc.*	5,600	84,952
Gerber Scientific, Inc.*	8,000	38,240
ICx Technologies, Inc.*	3,800	31,084
Insight Enterprises, Inc.*	16,462	160,175
IPG Photonics Corp.*	6,900	97,980
Kemet Corp.*	31,206	18,411
L-1 Identity Solutions, Inc.*(a)	21,848	179,154
Littelfuse, Inc.*	7,466	139,316
Maxwell Technologies, Inc.*	6,200	56,234
Measurement Specialties, Inc.*	4,131	44,119
Mercury Computer Systems, Inc.*	7,653	54,948
Methode Electronics, Inc.	13,500	102,465
MTS Systems Corp.	5,956	193,451
Multi-Fineline Electronix, Inc.*	3,200	37,376
Newport Corp.*	12,145	87,322
OSI Systems, Inc.*	5,576	64,124
Park Electrochemical Corp.	7,263	157,026
PC Connection, Inc.*	1,900	11,476
PC Mall, Inc.*	4,200	18,816
Plexus Corp.*	13,504	251,985
RadiSys Corp.*	7,560	48,157
Rofin-Sinar Technologies, Inc.*	9,984	222,543
Rogers Corp.*	6,353	191,225
Sanmina-SCI Corp.*	180,300	135,225
ScanSource, Inc.*	8,620	171,021
Smart Modular Technologies, Inc.*	14,000	37,940
SYNNEX Corp.*	5,900	91,037
Technitrol, Inc.	14,431	83,267
TTM Technologies, Inc.*	14,371	102,896
Universal Display Corp.*	10,300	111,446
Zygo Corp.*	4,800	41,232

		5,288,591

Energy Equipment & Services 1.6%
Allis-Chalmers Energy, Inc.*	9,500	64,220
Basic Energy Services, Inc.*	14,000	191,520
Bolt Technology Corp.*	2,900	23,519
Bristow Group, Inc.*	8,200	203,114
Bronco Drilling Co., Inc.*	9,400	72,568
Cal Dive International, Inc.*	13,912	118,391
CARBO Ceramics, Inc.	6,899	298,520
Complete Production Services, Inc.*	16,200	200,718
Dawson Geophysical Co.*	2,600	63,778
Dril-Quip, Inc.*(a)	10,396	256,781
ENGlobal Corp.*	9,100	39,949
Geokinetics, Inc.*	1,700	9,690
Grey Wolf, Inc.*	60,117	385,951
Gulf Island Fabrication, Inc.	4,087	80,555
Gulfmark Offshore, Inc.*	7,640	282,680
Hornbeck Offshore Services, Inc.*	7,810	185,878
ION Geophysical Corp.*	28,486	186,868
Lufkin Industries, Inc.	4,964	259,717
Matrix Service Co.*	9,100	111,475
Mitcham Industries, Inc.*	3,300	18,018
NATCO Group, Inc., Class A*	6,700	141,638
Natural Gas Services Group, Inc.*	4,100	54,325
Newpark Resources, Inc.*	31,584	181,608
OYO Geospace Corp.*	1,400	40,138
Parker Drilling Co.*	38,112	195,133
PHI, Inc. — Non Voting*	4,300	90,214
Pioneer Drilling Co.*	17,545	135,798
RPC, Inc.	9,151	96,909
SulphCo, Inc.*	15,100	30,200
Superior Well Services, Inc.*	5,600	93,800
T-3 Energy Services, Inc.*	4,200	101,262
Trico Marine Services, Inc.*	4,300	38,700
Union Drilling, Inc.*	4,700	25,756
Willbros Group, Inc.*	13,100	202,919

		4,482,310

Food & Staples Retailing 1.0%
Andersons, Inc. (The)	6,130	163,242
Arden Group, Inc., Class A	368	55,200
Casey’s General Stores, Inc.	17,080	515,816
Great Atlantic & Pacific Tea Co.*	11,856	98,049
Ingles Markets, Inc., Class A	4,552	84,940
Nash Finch Co.	4,335	170,929
Pantry, Inc. (The)*	7,475	164,600
PriceSmart, Inc.	4,400	65,560
Ruddick Corp.	14,189	406,373
Spartan Stores, Inc.	7,400	199,726
Susser Holdings Corp.*	3,000	46,740
United Natural Foods, Inc.*	14,472	323,304

2008 Annual Report 127

Statement of Investments (Continued)
October 31, 2008

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Value

Food & Staples Retailing (continued)

Village Super Market, Inc., Class A	1,200	$58,968
Weis Markets, Inc.	3,483	112,989
Winn-Dixie Stores, Inc.*	18,800	282,376

		2,748,812

Food Products 1.9%
AgFeed Industries, Inc.*	6,700	29,346
Alico, Inc.	1,300	51,207
American Dairy, Inc.*	1,700	20,876
Aurora Foods, Inc. *(b)(c)	100	0
B&G Foods, Inc., Class A	7,500	27,975
Cal-Maine Foods, Inc.	4,400	129,316
Calavo Growers, Inc.	3,800	38,570
Chiquita Brands International, Inc.*	14,575	198,949
Darling International, Inc.*	27,500	207,350
Diamond Foods, Inc.	5,100	149,073
Farmer Bros Co.	1,800	43,200
Flowers Foods, Inc.	26,094	773,687
Fresh Del Monte Produce, Inc.*	14,100	297,651
Green Mountain Coffee Roasters, Inc.*	5,800	168,142
Griffin Land & Nurseries, Inc.	900	27,603
Hain Celestial Group, Inc.*	13,693	318,225
HQ Sustainable Maritime Industries, Inc.*	2,800	11,480
Imperial Sugar Co.	4,000	47,360
J&J Snack Foods Corp.	5,084	159,434
Lancaster Colony Corp.	6,802	214,535
Lance, Inc.	9,116	188,610
Lifeway Foods, Inc.*	1,200	12,000
Omega Protein Corp.*	6,200	45,756
Pilgrim’s Pride Corp.	15,900	17,490
Ralcorp Holdings, Inc.*	18,723	1,267,173
Reddy Ice Holdings, Inc.	6,615	17,596
Sanderson Farms, Inc.	6,859	214,138
Smart Balance, Inc.*	21,100	151,076
Synutra International, Inc.*	3,300	46,200
Tootsie Roll Industries, Inc.	7,989	198,687
TreeHouse Foods, Inc.*	10,520	318,335
Zhongpin, Inc.*	6,700	57,687

		5,448,727

Health Care Equipment & Supplies 3.6%
Abaxis, Inc.*	7,300	112,201
ABIOMED, Inc.*	11,511	167,830
Accuray, Inc.*	12,100	76,472
Align Technology, Inc.*	21,792	151,019
Alphatec Holdings, Inc.*	7,000	27,510
American Medical Systems Holdings, Inc.*	24,516	265,263
Analogic Corp.	4,384	193,597
AngioDynamics, Inc.*	8,600	108,360
ArthroCare Corp.*	9,007	187,165
Atrion Corp.	400	39,584
Cantel Medical Corp.*	3,200	30,720
Cardiac Science Corp.*	5,700	53,181
Conceptus, Inc.*	10,200	165,240
CONMED Corp.*	9,629	252,280
CryoLife, Inc.*	9,400	125,960
Cyberonics, Inc.*	8,039	102,417
Cynosure, Inc., Class A*	2,200	19,272
Datascope Corp.	4,608	231,183
DexCom, Inc.*	8,900	40,228
ev3, Inc.*	24,648	159,473
Exactech, Inc.*	2,600	52,520
Greatbatch, Inc.*	7,720	167,910
Haemonetics Corp.*	8,715	514,708
Hansen Medical, Inc.*	5,800	53,998
I-Flow Corp.*	7,269	40,997
ICU Medical, Inc.*	3,750	120,113
Immucor, Inc.*	23,646	627,801
Insulet Corp.*	6,200	34,720
Integra LifeSciences Holdings Corp.*	5,980	224,489
Invacare Corp.	10,849	197,343
IRIS International, Inc.*	6,600	73,590
Kensey Nash Corp.*	2,482	63,018
Masimo Corp.*	15,500	495,845
Medical Action Industries, Inc.*	4,800	55,200
Mentor Corp.	10,719	181,151
Meridian Bioscience, Inc.	13,575	333,673
Merit Medical Systems, Inc.*	9,332	170,776
Micrus Endovascular Corp.*	5,200	61,360
Natus Medical, Inc.*	9,300	142,290
Neogen Corp.*	4,900	144,403
NuVasive, Inc.*	12,000	565,080
NxStage Medical, Inc.*	6,600	26,796
OraSure Technologies, Inc.*	16,873	77,785
Orthofix International NV*	5,800	78,590
Orthovita, Inc.*	21,000	57,540
Palomar Medical Technologies, Inc.*	6,135	70,184
Quidel Corp.*	9,500	150,195
RTI Biologics, Inc.*	18,700	57,035
Sirona Dental Systems, Inc.*	5,300	84,641
Somanetics Corp.*	3,600	67,500
SonoSite, Inc.*	5,690	119,888
Spectranetics Corp.*	10,700	32,100
Stereotaxis, Inc.*	8,300	33,449
STERIS Corp.	19,790	673,652
SurModics, Inc.*	5,158	136,687
Symmetry Medical, Inc.*	12,600	162,792
Synovis Life Technologies, Inc.*	4,200	73,458
Thoratec Corp.*	18,367	452,196

128 Annual Report 2008

Common Stocks (continued)
	Shares	Value

Health Care Equipment & Supplies (continued)

TomoTherapy, Inc.*	14,700	$47,775
TranS1, Inc.*	4,300	27,348
Vision-Sciences, Inc.*	4,500	14,175
VNUS Medical Technologies, Inc.*	4,400	67,892
Volcano Corp.*	16,000	248,800
West Pharmaceutical Services, Inc.	10,892	434,809
Wright Medical Group, Inc.*	12,552	290,955
Zoll Medical Corp.*	7,012	168,849

		10,485,031

Health Care Providers & Services 3.2%
Air Methods Corp.*	3,600	60,408
Alliance Imaging, Inc.*	9,200	74,980
Almost Family, Inc.*	2,000	96,320
Amedisys, Inc.*	8,955	505,152
AMERIGROUP Corp.*	18,000	450,000
AMN Healthcare Services, Inc.*	11,966	107,574
Amsurg Corp.*	11,078	276,285
Assisted Living Concepts, Inc., Class A*	18,600	92,442
athenahealth, Inc.*	7,000	214,200
Bio-Reference Labs, Inc.*	3,900	95,901
BMP Sunstone Corp.*	7,300	49,202
Capital Senior Living Corp.*	6,000	26,940
CardioNet, Inc.*	1,700	43,503
Catalyst Health Solutions, Inc.*	11,153	188,151
Centene Corp.*	14,634	275,705
Chemed Corp.	7,745	339,154
Chindex International, Inc.*	3,700	31,006
CorVel Corp.*	2,550	68,391
Cross Country Healthcare, Inc.*	10,885	123,218
Emergency Medical Services Corp., Class A*	2,900	95,294
Emeritus Corp.*	6,300	72,639
Ensign Group, Inc. (The)	3,100	50,809
Five Star Quality Care, Inc.*	11,100	21,756
Genoptix, Inc.*	2,800	93,632
Gentiva Health Services, Inc.*	8,549	232,105
Hanger Orthopedic Group, Inc.*	9,800	163,268
HealthSouth Corp.*	29,700	372,438
HealthSpring, Inc.*	16,700	275,884
Healthways, Inc.*	11,846	119,645
HMS Holdings Corp.*	8,400	208,068
inVentiv Health, Inc.*	11,100	105,117
IPC The Hospitalist Co., Inc.*	2,200	44,792
Kindred Healthcare, Inc.*	9,421	136,510
Landauer, Inc.	3,137	169,586
LHC Group, Inc.*	4,700	165,816
Magellan Health Services, Inc.*	13,660	504,600
MedCath Corp.*	5,675	87,509
Molina Healthcare, Inc.*	5,134	114,334
MWI Veterinary Supply, Inc.*	3,500	121,205
National HealthCare Corp.	2,600	106,626
National Research Corp.	400	11,452
NightHawk Radiology Holdings, Inc.*	8,400	38,556
Odyssey HealthCare, Inc.*	11,023	105,711
Owens & Minor, Inc.	13,892	601,107
PharMerica Corp.*	10,309	211,644
Providence Service Corp. (The)*	4,075	4,890
PSS World Medical, Inc.*	20,891	378,963
Psychiatric Solutions, Inc.*	18,744	623,988
RadNet, Inc.*	7,900	27,176
RehabCare Group, Inc.*	6,060	103,808
Res-Care, Inc.*	8,345	128,596
Skilled Healthcare Group, Inc., Class A*	5,500	67,540
Sun Healthcare Group, Inc.*	14,500	166,460
Sunrise Senior Living, Inc.*	15,773	47,634
Triple-S Management Corp., Class B*	5,200	53,092
U.S. Physical Therapy, Inc.*	4,000	55,520
Universal American Corp.*	12,890	114,076
Virtual Radiologic Corp.*	2,700	23,490

		9,143,868

Health Care Technology 0.3%
Allscripts Healthcare Solutions, Inc.	19,294	125,411
Computer Programs & Systems, Inc.	2,760	76,424
Eclipsys Corp.*	18,337	272,305
MedAssets, Inc.*	5,600	80,808
Omnicell, Inc.*	10,500	115,290
Phase Forward, Inc.*	15,000	214,050
Vital Images, Inc.*	5,765	75,233

		959,521

Hotels, Restaurants & Leisure 2.1%
AFC Enterprises*	8,475	41,188
Ambassadors Group, Inc.	6,800	70,992
Ameristar Casinos, Inc.	8,592	79,132
Bally Technologies, Inc.*	18,457	408,823
BJ’s Restaurants, Inc.*	5,900	52,451
Bluegreen Corp.*	4,100	19,885
Bob Evans Farms, Inc.	10,459	218,384
Buffalo Wild Wings, Inc.*	5,630	159,216
California Pizza Kitchen, Inc.*	6,120	59,792
CBRL Group, Inc.	6,900	137,448
CEC Entertainment, Inc.*	6,748	173,289
Cheesecake Factory (The)*	19,000	167,200
Churchill Downs, Inc.*	3,000	113,940

2008 Annual Report 129

Statement of Investments (Continued)
October 31, 2008

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Value

Hotels, Restaurants & Leisure (continued)

CKE Restaurants, Inc.	17,697	$150,248
Denny’s Corp.*	34,200	61,218
DineEquity, Inc.	5,360	96,641
Domino’s Pizza, Inc.*	12,660	75,327
Dover Downs Gaming & Entertainment, Inc.	4,443	22,748
Dover Motorsports, Inc.	6,000	12,840
Einstein Noah Restaurant Group, Inc.*	1,800	14,436
Gaylord Entertainment Co.*	13,736	294,088
Great Wolf Resorts, Inc.*	9,900	18,711
Isle of Capri Casinos, Inc.*	5,351	27,237
Jack in the Box, Inc.*	19,840	398,784
Krispy Kreme Doughnuts, Inc.*	20,263	55,926
Landry’s Restaurants, Inc.	4,014	50,376
Life Time Fitness, Inc.*	11,700	222,768
Lodgian, Inc.*	4,820	24,582
Luby’s, Inc.*	7,900	38,236
Marcus Corp.	6,034	84,657
Monarch Casino & Resort, Inc.*	3,030	26,997
Morgans Hotel Group Co.*	9,100	43,316
O’Charleys, Inc.	7,025	52,687
P.F. Chang’s China Bistro, Inc.*	7,585	155,189
Papa John’s International, Inc.*	7,424	167,485
Peet’s Coffee & Tea, Inc.*	4,682	105,158
Pinnacle Entertainment, Inc.*	20,196	113,098
Red Robin Gourmet Burgers, Inc.*	5,659	85,960
Rick’s Cabaret International, Inc.*	2,200	13,904
Riviera Holdings Corp.*	2,700	11,583
Ruby Tuesday, Inc.	16,760	40,392
Ruth’s Hospitality Group, Inc.*	7,700	17,633
Shuffle Master, Inc.*	17,865	68,959
Six Flags, Inc.*	28,400	8,804
Sonic Corp.*	20,210	216,247
Speedway Motorsports, Inc.	3,945	62,923
Steak N Shake Co. (The)*	9,672	49,811
Texas Roadhouse, Inc., Class A*	17,675	124,078
Town Sports International Holdings, Inc.*	4,900	12,201
Vail Resorts, Inc.*	10,508	349,496
Wendy’s/Arby’s Group, Inc., Class A	136,644	494,651
WMS Industries, Inc.*	14,777	369,425

		5,940,560

Household Durables 1.0%
American Greetings Corp., Class A	16,200	189,216
Beazer Homes U.S.A, Inc.*	13,200	41,844
Blyth, Inc.	8,220	70,692
Brookfield Homes Corp.	3,447	31,575
Cavco Industries, Inc.*	2,400	81,672
Champion Enterprises, Inc.*	26,184	48,964
CSS Industries, Inc.	2,505	55,611
Ethan Allen Interiors, Inc.	8,300	148,487
Furniture Brands International, Inc.	13,535	77,014
Helen of Troy Ltd.*	10,200	183,498
Hooker Furniture Corp.	3,075	28,013
Hovnanian Enterprises, Inc., Class A*	15,600	66,924
iRobot Corp.*	6,100	62,952
La-Z-Boy, Inc.	16,100	93,058
Libbey, Inc.	4,900	17,934
M/I Homes, Inc.	4,692	63,858
Meritage Homes Corp.*	10,400	142,792
National Presto Industries, Inc.	1,581	104,741
Palm Harbor Homes, Inc.*	3,841	33,033
Russ Berrie & Co., Inc.*	4,157	11,224
Ryland Group, Inc.	14,300	268,697
Sealy Corp.	13,500	43,605
Skyline Corp.	2,318	50,115
Standard Pacific Corp.*	41,800	119,130
Tempur-Pedic International, Inc.	25,200	196,812
Tupperware Brands Corp.	20,938	529,732
Universal Electronics, Inc.*	5,056	106,833

		2,868,026

Household Products 0.1%
Central Garden & Pet Co., Class A*	23,012	73,178
Spectrum Brands, Inc.*	15,900	11,607
WD-40 Co.	5,827	169,566

		254,351

Independent Power Producers & Energy Traders 0.1%
Ormat Technologies, Inc.	5,830	140,853
Synthesis Energy Systems, Inc.*	8,700	19,140
U.S. Geothermal, Inc.*	18,900	15,874

		175,867

Industrial Conglomerates 0.3%
Otter Tail Corp.	11,340	266,263
Raven Industries, Inc.	5,680	182,839
Seaboard Corp.	106	142,040
Standex International Corp.	3,954	102,053
Tredegar Corp.	8,506	125,208
United Capital Corp.*	400	8,900

		827,303

Information Technology Services 1.8%
Acxiom Corp.	21,500	168,990

130 Annual Report 2008

Common Stocks (continued)
	Shares	Value

Information Technology Services (continued)

BearingPoint, Inc.*	78,715	$17,317
CACI International, Inc., Class A*	10,200	420,036
Cass Information Systems, Inc.	1,970	68,458
China Information Security Technology, Inc.*	6,600	26,202
CIBER, Inc.*	19,054	102,892
CSG Systems International, Inc.*	11,687	194,355
CyberSource Corp.*	23,246	282,439
Euronet Worldwide, Inc.*	15,908	189,623
ExlService Holdings, Inc.*	4,900	35,770
Forrester Research, Inc.*	5,481	153,742
Gartner, Inc.*	19,926	366,638
Gevity HR, Inc.	7,853	26,779
Global Cash Access Holdings, Inc.*	11,800	33,276
Hackett Group, Inc. (The)*	14,800	44,104
Heartland Payment Systems, Inc.	7,800	135,798
iGate Corp.*	7,900	53,641
infoGROUP, Inc.	10,400	46,384
Integral Systems, Inc.*	5,302	130,270
Mantech International Corp., Class A*	6,896	371,970
Mastech Holdings, Inc.*	526	815
MAXIMUS, Inc.	6,322	201,925
NCI, Inc., Class A*	2,200	52,360
Ness Technologies, Inc.*	13,875	102,536
Online Resources Corp.*	10,400	36,400
Perot Systems Corp., Class A*	28,948	416,562
RightNow Technologies, Inc.*	9,900	65,142
Safeguard Scientifics, Inc.*	33,700	26,623
Sapient Corp.*	29,662	162,844
SI International, Inc.*	4,228	121,766
SRA International, Inc., Class A*	14,300	264,264
Syntel, Inc.	3,940	97,988
TeleTech Holdings, Inc.*	13,811	124,852
TNS, Inc.*	8,700	123,366
VeriFone Holdings, Inc.*	23,000	261,280
Virtusa Corp.*	3,500	19,285
Wright Express Corp.*	13,475	184,473

		5,131,165

Insurance 3.7%
AMBAC Financial Group, Inc.	96,100	257,548
AmCOMP, Inc.*	4,800	58,272
American Equity Investment Life Holding Co.	19,385	87,620
American Physicians Capital, Inc.	2,875	117,616
American Safety Insurance Holdings Ltd.*	4,000	41,400
Amerisafe, Inc.*	6,400	110,336
Amtrust Financial Services, Inc.	5,800	56,956
Argo Group International Holdings Ltd.*	10,462	333,738
Aspen Insurance Holdings Ltd.	29,400	675,024
Assured Guaranty Ltd.	18,800	211,124
Baldwin & Lyons, Inc., Class B	2,281	41,491
CastlePoint Holdings Ltd.	11,400	102,828
Citizens, Inc.*	13,400	113,766
CNA Surety Corp.*	4,800	66,480
Crawford & Co., Class B*	8,120	117,740
Delphi Financial Group, Inc., Class A	14,559	229,304
Donegal Group, Inc., Class A	3,188	52,219
eHealth, Inc.*	8,900	113,208
EMC Insurance Group, Inc.	2,170	53,078
Employers Holdings, Inc.	17,460	222,790
Enstar Group Ltd.*	1,800	137,070
FBL Financial Group, Inc., Class A	3,847	67,169
First Acceptance Corp.*	2,900	8,845
First Mercury Financial Corp.*	5,300	57,187
Flagstone Reinsurance Holdings Ltd.	9,200	97,428
FPIC Insurance Group, Inc.*	2,750	123,090
Greenlight Capital Re Ltd., Class A*	10,200	127,704
Hallmark Financial Services*	700	4,550
Harleysville Group, Inc.	4,658	147,100
Hilltop Holdings, Inc.*	14,262	134,063
Horace Mann Educators Corp.	14,459	115,094
Independence Holding Co.	1,120	7,314
Infinity Property & Casualty Corp.	4,785	190,539
IPC Holdings Ltd.	16,900	466,609
Kansas City Life Insurance Co.	1,300	62,075
LandAmerica Financial Group, Inc.	5,223	51,446
Maiden Holdings Ltd.	15,000	67,800
Max Capital Group Ltd.	19,000	303,050
Meadowbrook Insurance Group, Inc.	18,735	98,733
Montpelier Re Holdings Ltd.	31,500	450,765
National Financial Partners Corp.	13,101	87,253
National Interstate Corp.	2,300	40,250
National Western Life Insurance Co., Class A	699	131,957
Navigators Group, Inc.*	4,692	236,993
NYMAGIC, Inc.	1,900	33,155
Odyssey Re Holdings Corp.	8,060	317,886

2008 Annual Report 131

Statement of Investments (Continued)
October 31, 2008

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Value

Insurance (continued)

Phoenix Cos., Inc. (The)	39,676	$256,704
Platinum Underwriters Holdings Ltd.	16,000	507,840
PMA Capital Corp., Class A*	11,423	52,774
Presidential Life Corp.	7,581	71,110
ProAssurance Corp.*	10,817	594,394
RLI Corp.	6,314	362,360
Safety Insurance Group, Inc.	5,805	220,532
SeaBright Insurance Holdings, Inc.*	7,700	80,542
Selective Insurance Group	18,468	438,615
State Auto Financial Corp.	4,200	110,628
Stewart Information Services Corp.	5,802	96,313
Tower Group, Inc.	6,400	134,592
United America Indemnity Ltd., Class A*	6,600	79,068
United Fire & Casualty Co.	8,017	185,754
Validus Holdings Ltd.	22,400	397,376
Zenith National Insurance Corp.(a)	12,552	412,459

		10,628,724

Internet & Catalog Retail 0.4%
1-800-FLOWERS.COM, Inc., Class A*	8,846	47,326
Blue Nile, Inc.*	4,503	137,702
Drugstore.com, Inc.*	29,300	52,154
Gaiam, Inc., Class A*	6,100	50,020
Netflix, Inc.*	13,580	336,241
NutriSystem, Inc.*	10,300	145,745
Orbitz Worldwide, Inc.*	10,800	36,396
Overstock.com, Inc.*	5,500	68,255
PetMed Express, Inc.*	7,500	132,450
Shutterfly, Inc.*	6,600	50,358
Stamps.com, Inc.*	4,916	47,980

		1,104,627

Internet Software & Services 1.8%
Ariba, Inc.*	28,875	308,962
Art Technology Group, Inc.*	45,500	88,725
AsiaInfo Holdings, Inc.*	12,300	135,177
Bankrate, Inc.*	4,255	140,032
Bidz.com, Inc.*	2,000	13,500
Chordiant Software, Inc.*	10,940	36,321
comScore, Inc.*	6,400	78,080
Constant Contact, Inc.*	6,900	82,869
DealerTrack Holdings, Inc.*	14,400	154,512
Dice Holdings, Inc.*	4,000	16,240
Digital River, Inc.*	12,088	299,541
DivX, Inc.*	9,700	67,706
EarthLink, Inc.*	36,985	255,196
GSI Commerce, Inc.*	7,923	82,003
HSW International, Inc.*	7,700	7,084
Infospace, Inc.*	12,209	104,631
Internap Network Services Corp.*	17,050	48,763
Internet Brands, Inc., Class A*	7,900	51,271
Internet Capital Group, Inc.*	13,800	78,936
Interwoven, Inc.*	15,361	193,702
j2 Global Communications, Inc.*	15,480	249,538
Keynote Systems, Inc.*	5,100	49,980
Knot, Inc. (The)*	10,100	69,690
Limelight Networks, Inc.*	8,800	20,944
Liquidity Services, Inc.*	5,335	44,814
LoopNet, Inc.*	9,100	68,887
Marchex, Inc., Class B	8,000	61,440
MercadoLibre, Inc.*	8,600	117,562
ModusLink Global Solutions, Inc.*	17,224	95,765
Move, Inc.*	45,739	76,842
NIC, Inc.	12,000	64,440
Omniture, Inc.*	21,091	242,547
Perficient, Inc.*	11,500	63,135
Rackspace Hosting, Inc.*	4,600	26,174
RealNetworks, Inc.*	31,928	136,652
S1 Corp.*	16,378	102,690
SAVVIS, Inc.*	12,630	108,618
SonicWALL, Inc.*	19,051	85,348
SupportSoft, Inc.*	17,000	42,500
Switch & Data Facilities Co., Inc.*	7,300	68,766
TechTarget, Inc.*	4,100	20,049
Terremark Worldwide, Inc.*	16,590	74,821
TheStreet.com, Inc.	6,900	27,186
United Online, Inc.	26,063	192,866
ValueClick, Inc.*	29,234	216,332
Vignette Corp.*	8,331	67,648
VistaPrint Ltd.*	14,900	254,343
Vocus, Inc.*	5,400	90,882
Web.com Group, Inc.*	9,500	46,645
Websense, Inc.*	15,250	297,680

		5,328,035

Leisure Equipment & Products 0.5%
Brunswick Corp.	29,600	102,712
Callaway Golf Co.	22,369	233,980
JAKKS Pacific, Inc.*	9,237	206,632
Leapfrog Enterprises, Inc.*	11,140	75,195
Marine Products Corp.	2,126	13,160
Nautilus, Inc.*	9,430	23,009
Polaris Industries, Inc.	11,100	373,737
Pool Corp.	16,500	287,265
RC2 Corp.*	6,165	78,295

132 Annual Report 2008

Common Stocks (continued)
	Shares	Value

Leisure Equipment & Products (continued)

Smith & Wesson Holding Corp.*	13,600	$31,280
Steinway Musical Instruments*	2,300	51,198

		1,476,463

Life Sciences Tools & Services 1.2%
Accelrys, Inc.*	9,600	45,984
Affymetrix, Inc.*	23,400	86,346
Albany Molecular Research, Inc.*	7,885	99,745
AMAG Pharmaceuticals, Inc.*(a)	5,760	176,141
Bio-Rad Laboratories, Inc., Class A*	6,415	547,713
Bruker Corp.*	16,713	68,356
Caliper Life Sciences*	17,200	24,080
Cambrex Corp.*	8,224	37,008
Clinical Data, Inc.*	3,000	33,000
Dionex Corp.*	6,145	330,785
Enzo Biochem, Inc.*	11,364	65,570
eResearchTechnology, Inc.*	14,589	94,245
Exelixis, Inc.*	35,440	121,914
Kendle International, Inc.*	4,400	79,508
Life Sciences Research, Inc.*	3,000	55,320
Luminex Corp.*	13,860	258,489
Medivation, Inc.*	8,600	161,422
Nektar Therapeutics*	31,195	172,508
PAREXEL International Corp.*	19,102	198,661
PharmaNet Development Group, Inc.*	6,525	10,440
Sequenom, Inc.*	19,100	343,800
Varian, Inc.*	9,969	367,358

		3,378,393

Machinery 3.0%
3D Systems Corp.*	5,300	57,611
Accuride Corp.*	12,278	3,929
Actuant Corp., Class A*	18,760	336,367
Alamo Group, Inc.	2,300	28,934
Albany International Corp., Class A	9,967	145,120
Altra Holdings, Inc.*	8,900	79,566
American Railcar Industries, Inc.	2,700	30,024
Ampco-Pittsburgh Corp.	2,800	66,192
Applied Industrial Technologies, Inc.	14,812	299,054
Astec Industries, Inc.*	6,059	154,020
Badger Meter, Inc.	4,900	123,480
Barnes Group, Inc.	16,114	233,814
Blount International, Inc.*	12,100	105,149
Briggs & Stratton Corp.	15,980	251,845
Cascade Corp.	2,946	97,247
Chart Industries, Inc.*	9,600	130,752
China Fire & Security Group, Inc.*	4,000	34,400
CIRCOR International, Inc.	5,685	174,245
Clarcor, Inc.	16,994	601,418
Colfax Corp.*	7,100	60,492
Columbus McKinnon Corp.*	6,100	85,644
Commercial Vehicle Group, Inc.*	7,800	10,374
Dynamic Materials Corp.	4,230	80,370
Energy Recovery, Inc.*	3,800	22,040
EnPro Industries, Inc.*	6,800	151,028
ESCO Technologies, Inc.*	8,753	301,978
Federal Signal Corp.	16,243	138,228
Flanders Corp.*	4,500	27,900
Flow International Corp.*	12,700	48,768
Force Protection, Inc.*	21,600	60,264
FreightCar America, Inc.	3,630	94,779
Gorman-Rupp Co. (The)	4,597	144,576
Graham Corp.	3,400	71,400
Greenbrier Cos., Inc.	5,190	42,818
Hurco Cos., Inc.*	2,200	49,500
K-Tron International, Inc.*	900	84,591
Kadant, Inc.*	5,003	82,249
Kaydon Corp.	9,348	312,317
Key Technology, Inc.*	2,100	33,999
LB Foster Co., Class A*	3,700	101,750
Lindsay Corp.	4,028	191,652
Lydall, Inc.*	5,600	37,240
Met-Pro Corp.	5,500	64,240
Middleby Corp.*	5,970	241,128
Mueller Industries, Inc.	13,025	297,882
Mueller Water Products, Inc., Class A	37,670	263,690
NACCO Industries, Inc., Class A	1,922	118,414
NN, Inc.	5,300	38,213
Nordson Corp.	11,397	420,891
Omega Flex, Inc.	800	17,112
PMFG, Inc.*	4,600	49,956
RBC Bearings, Inc.*	7,700	182,721
Robbins & Myers, Inc.	9,446	192,698
Sauer-Danfoss, Inc.	3,238	33,190
Sun Hydraulics Corp.	4,150	86,901
Tecumseh Products Co., Class A*	5,501	101,879
Tennant Co.	5,524	138,597
Thermadyne Holdings Corp.*	4,800	43,248
Titan International, Inc.	11,550	133,518
Titan Machinery, Inc.*	2,500	30,950
Trimas Corp.*	3,500	13,825
TurboChef Technologies, Inc.*	8,700	43,761
Twin Disc, Inc.	2,800	21,700
Wabash National Corp.	11,040	67,123
Wabtec Corp.	16,378	651,189

2008 Annual Report 133

Statement of Investments (Continued)
October 31, 2008

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Value

Machinery (continued)

Watts Water Technologies, Inc., Class A	9,830	$259,807
Xerium Technologies, Inc.	7,000	27,230

		8,726,987

Marine 0.2%
American Commercial Lines, Inc.*	12,700	94,361
Eagle Bulk Shipping, Inc.	15,800	157,526
Genco Shipping & Trading Ltd.	8,200	170,970
Horizon Lines, Inc., Class A	10,600	49,714
International Shipholding Corp.	2,200	54,098
TBS International Ltd., Class A*	3,500	29,960
Ultrapetrol Bahamas Ltd.*	7,600	31,464

		588,093

Media 1.1%
AH Belo Corp., Class A	7,800	25,818
Arbitron, Inc.	9,153	298,205
Belo Corp., Class A	31,500	67,095
Charter Communications, Inc., Class A*	144,620	63,633
Cinemark Holdings, Inc.	9,100	75,439
Citadel Broadcasting Co.*	56,760	17,028
CKX, Inc.	16,700	74,148
Cox Radio, Inc., Class A*	8,690	47,360
Cross Media Marketing Corp. *(b)(c)	100	0
Crown Media Holdings, Inc., Class A*	4,358	13,553
Cumulus Media, Inc., Class A*	9,994	10,494
Dolan Media Co.*	9,100	37,310
Entercom Communications Corp., Class A	8,700	6,003
Entravision Communications Corp., Class A*	21,573	40,773
Fisher Communications, Inc.	2,400	88,560
Global Sources Ltd.*	5,370	42,423
Global Traffic Network, Inc.*	4,300	23,005
Gray Television, Inc.	16,158	8,079
Harte-Hanks, Inc.	12,400	87,048
Idearc, Inc.	49,800	18,924
Interactive Data Corp.	12,000	282,960
Journal Communications, Inc., Class A	14,220	35,550
Knology, Inc.*	10,200	49,368
Lee Enterprises, Inc.	15,100	37,750
Lin TV Corp., Class A*	9,800	16,758
Live Nation, Inc.*	25,600	288,000
Martha Stewart Living Omnimedia, Class A*	8,508	44,497
Marvel Entertainment, Inc.*	16,550	532,744
McClatchy Co., Class A	19,200	58,944
Media General, Inc., Class A	6,900	52,647
Mediacom Communications Corp., Class A*	14,341	63,674
National CineMedia, Inc.	14,920	120,852
Outdoor Channel Holdings, Inc.*	6,100	48,800
Playboy Enterprises, Inc., Class B*	8,134	20,091
Primedia, Inc.	9,866	12,333
R.H. Donnelley Corp.*	23,200	19,720
RCN Corp.*	13,330	85,978
RHI Entertainment, Inc.*	3,900	52,260
Scholastic Corp.	8,122	150,826
Sinclair Broadcast Group, Inc., Class A	17,635	56,961
Valassis Communications, Inc.*	16,200	71,928
Value Line, Inc.	100	3,855
Westwood One, Inc.*	21,100	6,119
World Wrestling Entertainment, Inc., Class A	6,269	89,271

		3,246,784

Metals & Mining 0.9%
Allied Nevada Gold Corp.*	16,200	55,890
AM Castle & Co.	5,900	71,803
AMCOL International Corp.	8,550	209,731
Apex Silver Mines Ltd.*	17,500	23,275
Brush Engineered Materials, Inc.*	7,236	88,786
China Precision Steel, Inc.*	5,800	12,586
Coeur d’Alene Mines Corp.*	185,955	133,887
Compass Minerals International, Inc.	10,760	591,047
General Moly, Inc.*	20,000	39,800
General Steel Holdings, Inc.*	2,500	11,850
Haynes International, Inc.*	4,000	101,240
Hecla Mining Co.*	42,938	106,916
Horsehead Holding Corp.*	11,800	40,828
Kaiser Aluminum Corp.	5,300	177,868
Olympic Steel, Inc.	3,000	68,580
Royal Gold, Inc.	9,875	284,696
RTI International Metals, Inc.*	7,210	113,846
Stillwater Mining Co.*	13,335	52,807
Sutor Technology Group Ltd.*	3,200	6,880
Universal Stainless & Alloy*	2,400	44,232
Worthington Industries, Inc.	21,275	256,789

		2,493,337

Multi-Utility 0.5%
Avista Corp.	17,876	355,017
Black Hills Corp.	12,980	327,745
CH Energy Group, Inc.	5,363	221,117

134 Annual Report 2008

Common Stocks (continued)
	Shares	Value

Multi-Utility (continued)

NorthWestern Corp.	13,100	$255,974
PNM Resources, Inc.	27,800	271,050

		1,430,903

Multiline Retail 0.2%
99 Cents Only Stores*	15,816	192,955
Dillard’s, Inc., Class A	19,200	102,336
Fred’s, Inc., Class A	13,460	164,885
Retail Ventures, Inc.*	10,705	22,053
Tuesday Morning Corp.*	9,842	22,046

		504,275

Natural Gas Utility 1.5%
Chesapeake Utilities Corp.	2,300	71,852
Laclede Group, Inc. (The)	7,400	387,168
New Jersey Resources Corp.	14,137	526,462
Nicor, Inc.	14,887	687,928
Northwest Natural Gas Co.	8,916	453,646
Piedmont Natural Gas Co.	24,800	816,416
South Jersey Industries, Inc.	10,004	340,836
Southwest Gas Corp.	14,286	373,151
WGL Holdings, Inc.	16,695	537,412

		4,194,871

Oil, Gas & Consumable Fuels 3.6%
Abraxas Petroleum Corp.*	15,400	33,880
Alon USA Energy, Inc.	3,600	31,752
American Oil & Gas, Inc.*	13,900	25,020
APCO Argentina, Inc.	1,400	39,130
Approach Resources, Inc.*	3,300	35,970
Arena Resources, Inc.*	12,800	390,144
Arlington Tankers Ltd.	3,300	32,076
Atlas America, Inc.	11,597	265,687
ATP Oil & Gas Corp.*	9,400	113,176
Aventine Renewable Energy Holdings, Inc.*	10,710	20,884
Berry Petroleum Co., Class A	14,380	335,054
Bill Barrett Corp.*	12,400	252,960
BMB Munai, Inc.*	12,800	31,872
BPZ Resources, Inc.*	20,200	199,980
Brigham Exploration Co.*	15,602	122,320
Callon Petroleum Co.*	7,100	73,272
Cano Petroleum, Inc.*	17,400	10,092
Carrizo Oil & Gas, Inc.*	9,240	216,124
Cheniere Energy, Inc.*	16,400	61,336
Clayton Williams Energy, Inc.*	1,900	92,017
Clean Energy Fuels Corp.*	7,400	56,980
Comstock Resources, Inc.*	15,331	757,658
Concho Resources, Inc.*	18,700	397,375
Contango Oil & Gas Co.*	4,400	242,000
Crosstex Energy, Inc.	14,100	143,961
CVR Energy, Inc.*	7,100	28,187
Delek US Holdings, Inc.	5,000	27,950
Delta Petroleum Corp.*	20,980	197,212
DHT Maritime, Inc.	12,700	66,802
Double Eagle Petroleum Co.*	3,100	25,017
Endeavour International Corp.*	38,600	28,950
Energy Partners Ltd.*	10,761	46,487
Energy XXI (Bermuda) Ltd.	42,300	83,331
Evergreen Energy, Inc.*	23,660	8,518
EXCO Resources, Inc.*	50,400	463,176
FX Energy, Inc.*	14,400	70,416
Gasco Energy, Inc.*	33,800	27,040
General Maritime Corp.	8,600	130,290
GeoGlobal Resources, Inc.*	11,600	21,460
GeoMet, Inc.*	4,200	12,390
GeoResources, Inc.*	2,300	34,362
GMX Resources, Inc.*	5,600	211,400
Golar LNG Ltd.	11,200	76,608
Goodrich Petroleum Corp.*	7,595	210,837
Gran Tierra Energy, Inc.*	31,000	78,430
GreenHunter Energy, Inc.*	1,200	10,740
Gulfport Energy Corp.*	9,300	65,565
Harvest Natural Resources, Inc.*	11,865	100,734
Houston American Energy Corp.	5,500	21,945
International Coal Group, Inc.*	42,900	200,772
James River Coal Co.*	8,800	169,136
Knightsbridge Tankers Ltd.	5,800	103,878
McMoRan Exploration Co.*	19,707	279,642
Meridian Resource Corp.*	28,200	33,276
National Coal Corp.*	9,300	39,897
Nordic American Tanker Shipping	11,600	343,940
Northern Oil & Gas, Inc.*	7,200	39,240
Oilsands Quest, Inc.*	51,600	85,140
Pacific Ethanol, Inc.*	17,000	15,300
Panhandle Oil & Gas, Inc.	2,600	65,000
Parallel Petroleum Corp.*	13,965	56,000
Penn Virginia Corp.	14,080	523,353
Petrocorp, Inc. *(b)(c)	1,500	0
Petroleum Development Corp.*	5,056	104,710
PetroQuest Energy, Inc.*	14,600	145,270
PrimeEnergy Corp.*	200	12,000
Quest Resource Corp.*	9,300	3,952
RAM Energy Resources, Inc.*	17,000	20,910
Rentech, Inc.*	59,000	43,660
Rex Energy Corp.*	5,700	38,646
Rosetta Resources, Inc.*	17,305	182,568
Ship Finance International Ltd.	14,100	192,465
Stone Energy Corp.*	10,649	323,091
Swift Energy Co.*	10,320	331,065
Teekay Tankers Ltd., Class A	4,800	58,320
Toreador Resources Corp.*	6,200	45,880

2008 Annual Report 135

Statement of Investments (Continued)
October 31, 2008

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Value

Oil, Gas & Consumable Fuels (continued)

Tri-Valley Corp.*	7,800	$37,050
TXCO Resources, Inc.*	11,800	61,832
Uranium Resources, Inc.*	16,600	15,604
USEC, Inc.*	36,413	150,386
VAALCO Energy, Inc.*	19,900	105,470
Venoco, Inc.*	6,600	27,918
VeraSun Energy Corp.*	34,625	17,659
Warren Resources, Inc.*	20,540	108,657
Western Refining, Inc.	10,100	67,367
Westmoreland Coal Co.*	3,500	34,475
World Fuel Services Corp.	10,120	216,872

		10,328,968

Paper & Forest Products 0.3%
AbitibiBowater, Inc.*	17,350	33,833
Buckeye Technologies, Inc.*	12,190	71,799
Deltic Timber Corp.	3,556	161,976
Glatfelter	14,310	147,536
KapStone Paper and Packaging Corp.*	6,700	32,093
Louisiana-Pacific Corp.	34,800	167,040
Mercer International, Inc.*	10,920	30,576
Neenah Paper, Inc.	4,900	44,247
Schweitzer-Mauduit International, Inc.	4,942	82,630
Verso Paper Corp.	5,200	8,060
Wausau Paper Corp.	15,847	146,743

		926,533

Personal Products 0.4%
American Oriental Bioengineering, Inc.*	20,800	127,088
Chattem, Inc.*	5,626	425,720
China Sky One Medical, Inc.*	2,800	25,144
Elizabeth Arden, Inc.*	8,207	141,899
Inter Parfums, Inc.	5,150	60,049
Mannatech, Inc.	6,200	24,862
Nu Skin Enterprises, Inc., Class A	17,498	225,549
Prestige Brands Holdings, Inc.*	11,400	78,774
Schiff Nutrition International, Inc.*	4,000	23,560
USANA Health Sciences, Inc.*	2,610	99,023

		1,231,668

Pharmaceuticals 1.5%
Acura Pharmaceuticals, Inc.*	2,200	12,650
Adolor Corp.*	15,500	48,825
Akorn, Inc.*	17,100	53,181
Alexza Pharmaceuticals, Inc.*	8,800	25,080
Alpharma, Inc., Class A*	14,348	449,236
Ardea Biosciences, Inc.*	4,000	40,600
Auxilium Pharmaceuticals, Inc.*	13,900	273,135
Biodel, Inc.*	3,900	8,658
BioForm Medical, Inc.*	6,100	12,505
BioMimetic Therapeutics, Inc.*	4,500	36,810
Cadence Pharmaceuticals, Inc.*	7,300	47,669
Caraco Pharmaceutical Laboratories Ltd.*	3,000	30,510
Columbia Laboratories, Inc.*	17,100	26,847
Cypress Bioscience, Inc.*	12,620	68,653
Depomed, Inc.*	16,200	34,992
Discovery Laboratories, Inc.*	35,300	64,599
Durect Corp.*	29,000	119,190
Inspire Pharmaceuticals, Inc.*	15,400	56,364
Javelin Pharmaceuticals, Inc.*	18,300	25,986
Jazz Pharmaceuticals, Inc.*	1,900	5,662
KV Pharmaceutical Co., Class A*	11,123	189,091
MAP Pharmaceuticals, Inc.*	1,500	6,240
Medicines Co. (The)*	17,579	306,402
Medicis Pharmaceutical Corp., Class A	19,060	271,986
MiddleBrook Pharmaceuticals, Inc.*	12,200	16,470
Noven Pharmaceuticals, Inc.*	8,400	94,500
Obagi Medical Products, Inc.*	6,000	49,920
Optimer Pharmaceuticals, Inc.*	9,300	38,595
Pain Therapeutics, Inc.*	11,610	106,115
Par Pharmaceutical Cos., Inc.*	11,695	116,950
Pozen, Inc.*	8,805	54,327
Questcor Pharmaceuticals, Inc.*	18,200	140,868
Salix Pharmaceuticals Ltd.*	16,070	147,844
Sucampo Pharmaceuticals, Inc., Class A*	3,500	28,805
Valeant Pharmaceuticals International*	23,500	441,095
ViroPharma, Inc.*	23,600	295,944
Vivus, Inc.*	23,300	141,897
XenoPort, Inc.*	8,500	353,685

		4,241,886

Real Estate Investment Trusts 5.5%
Acadia Realty Trust	10,899	196,945
Agree Realty Corp.	2,900	58,203
Alexander’s, Inc.	600	210,000
American Campus Communities, Inc.	14,704	382,010
American Capital Agency Corp.	2,900	53,940
Anthracite Capital, Inc.	19,851	86,153
Anworth Mortgage Asset Corp.	27,800	162,908
Arbor Realty Trust, Inc.	4,830	17,388
Ashford Hospitality Trust, Inc.	42,410	68,704
Associated Estates Realty Corp.	5,300	43,248

136 Annual Report 2008

Common Stocks (continued)
	Shares	Value

Real Estate Investment Trusts (continued)

BioMed Realty Trust, Inc.	27,303	$383,607
Capital Trust, Inc., Class A	5,568	43,987
CapLease, Inc.	13,000	87,750
Capstead Mortgage Corp.	19,000	190,950
Care Investment Trust, Inc.	5,000	55,900
Cedar Shopping Centers, Inc.	13,700	130,972
Chimera Investment Corp.	10,500	30,240
Cogdell Spencer, Inc.	3,900	46,800
Colonial Properties Trust	16,800	177,072
Corporate Office Properties Trust	14,280	443,965
Cousins Properties, Inc.	14,602	211,437
DCT Industrial Trust, Inc.	57,970	285,792
DiamondRock Hospitality Co.	31,960	165,553
DuPont Fabros Technology, Inc.	4,300	26,789
EastGroup Properties, Inc.	8,710	291,611
Education Realty Trust, Inc.	10,400	44,200
Entertainment Properties Trust(a)	10,614	397,494
Equity Lifestyle Properties, Inc.	6,836	287,044
Equity One, Inc.	11,425	199,595
Extra Space Storage, Inc.	27,940	321,589
FelCor Lodging Trust, Inc.	22,300	67,123
First Industrial Realty Trust, Inc.	14,902	154,087
First Potomac Realty Trust	8,800	108,064
Franklin Street Properties Corp.	19,000	224,770
Friedman Billings Ramsey Group, Inc., Class A *	44,800	30,464
Getty Realty Corp.	5,435	105,819
Glimcher Realty Trust	12,778	66,957
Gramercy Capital Corp.	14,908	39,655
Hatteras Financial Corp.	3,900	85,020
Healthcare Realty Trust, Inc.	19,900	508,445
Hersha Hospitality Trust	14,400	60,624
Highwoods Properties, Inc.	21,564	535,218
Home Properties, Inc.	10,690	432,838
Inland Real Estate Corp.	18,470	211,666
Investors Real Estate Trust	18,197	179,786
JER Investors Trust, Inc.	8,500	27,625
Kite Realty Group Trust	7,469	45,412
LaSalle Hotel Properties	13,486	189,883
Lexington Realty Trust	17,495	140,485
LTC Properties, Inc.	7,740	187,076
Maguire Properties, Inc.	13,510	47,961
Medical Properties Trust, Inc.	22,210	163,910
MFA Mortgage Investments, Inc.	65,874	362,307
Mid-America Apartment Communities, Inc.	8,892	313,354
Mission West Properties, Inc.	5,400	46,764
Monmouth Real Estate Investment Corp., Class A	7,700	56,210
National Health Investors, Inc.	7,037	210,688
National Retail Properties, Inc.	25,540	455,378
Newcastle Investment Corp.	17,597	71,268
NorthStar Realty Finance Corp.	18,720	107,640
Omega Healthcare Investors, Inc.	26,600	400,862
One Liberty Properties, Inc.	3,100	36,766
Parkway Properties, Inc.	5,482	94,565
Pennsylvania Real Estate Investment Trust	12,167	153,913
Post Properties, Inc.	14,876	332,032
Potlatch Corp.	13,341	443,055
PS Business Parks, Inc.	4,845	219,333
RAIT Financial Trust	20,943	80,002
Ramco-Gershenson Properties Trust	5,739	75,640
Realty Income Corp.	34,300	793,016
Redwood Trust, Inc.	11,120	169,469
Resource Capital Corp.	8,000	39,600
Saul Centers, Inc.	3,345	122,394
Senior Housing Properties Trust	38,797	743,739
Sovran Self Storage, Inc.	7,701	249,897
Strategic Hotels & Resorts, Inc.	26,232	129,848
Sun Communities, Inc.	6,010	90,390
Sunstone Hotel Investors, Inc.	17,350	113,643
Tanger Factory Outlet Centers	10,597	383,293
U-Store-It Trust	16,410	112,573
Universal Health Realty Income Trust	3,673	127,490
Urstadt Biddle Properties, Inc., Class A	5,980	97,952
Washington Real Estate Investment Trust	17,284	518,174
Winthrop Realty Trust	14,300	36,608

		15,902,597

Real Estate Management & Development 0.2%
Avatar Holdings, Inc.*	1,792	60,838
Consolidated-Tomoka Land Co.	1,680	61,992
Forestar Real Estate Group, Inc.*	11,700	102,375
FX Real Estate and Entertainment, Inc.*	2,340	1,615
Grubb & Ellis Co.	10,100	15,453
Maui Land & Pineapple Co., Inc.*	1,237	19,173
Meruelo Maddux Properties, Inc.*	13,570	13,299
Stratus Properties, Inc.*	1,700	41,650

2008 Annual Report 137

Statement of Investments (Continued)
October 31, 2008

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Value

Real Estate Management & Development (continued)

Tejon Ranch Co.*	3,943	$114,584
Thomas Properties Group, Inc.	8,600	59,770

		490,749

Road & Rail 0.8%
AMERCO*	3,304	149,539
Arkansas Best Corp.	7,225	210,898
Celadon Group, Inc.*	7,900	84,451
Dollar Thrifty Automotive Group*	7,300	11,826
Genesee & Wyoming, Inc., Class A*	10,280	342,838
Heartland Express, Inc.	18,846	289,098
Knight Transportation, Inc.	19,320	307,188
Marten Transport Ltd.*	5,445	100,079
Old Dominion Freight Line, Inc.*	9,379	284,559
Patriot Transportation Holding, Inc.*	400	28,000
Saia, Inc.*	4,855	51,511
Universal Truckload Services, Inc.*	1,400	21,392
Werner Enterprises, Inc.	13,662	268,048
YRC Worldwide, Inc.*	19,300	88,394

		2,237,821

Semiconductors & Semiconductor Equipment 3.0%
Actel Corp.*	8,509	102,874
Advanced Analogic Technologies, Inc.*	15,400	46,354
Advanced Energy Industries, Inc.*	11,045	117,850
Amkor Technology, Inc.*	36,200	146,972
Anadigics, Inc.*	21,100	37,136
Applied Micro Circuits Corp.*	21,817	111,485
Asyst Technologies, Inc.*	15,709	9,897
Atheros Communications, Inc.*	20,065	360,568
ATMI, Inc.*	10,857	132,021
AuthenTec, Inc.*	8,500	15,980
Axcelis Technologies, Inc.*	32,433	14,271
Brooks Automation, Inc.*	21,378	146,439
Cabot Microelectronics Corp.*	7,932	227,886
Cavium Networks, Inc.*	10,200	129,948
Ceva, Inc.*	7,300	62,050
Cirrus Logic, Inc.*	21,897	125,689
Cohu, Inc.	8,245	116,584
Cymer, Inc.*	9,938	243,183
Diodes, Inc.*	9,340	92,279
DSP Group, Inc.*	8,448	53,222
Eagle Test Systems, Inc.*	4,000	60,560
EMCORE Corp.*	24,800	88,288
Entegris, Inc.*	37,654	101,289
Entropic Communications, Inc.*	400	424
Exar Corp.*	12,564	83,928
FEI Co.*	12,268	257,751
FormFactor, Inc.*	16,437	286,333
Hittite Microwave Corp.*	6,800	222,836
IXYS Corp.	8,702	69,094
Kopin Corp.*	23,700	54,984
Kulicke & Soffa Industries, Inc.*	18,068	53,120
Lattice Semiconductor Corp.*(a)	38,875	73,085
LTX-Credence Corp.*	46,873	29,061
Mattson Technology, Inc.*	16,674	43,686
Micrel, Inc.	16,758	123,171
Microsemi Corp.*	26,508	576,284
Microtune, Inc.*	19,750	49,375
MIPS Technologies, Inc.*	14,974	41,777
MKS Instruments, Inc.*	16,823	312,067
Monolithic Power Systems, Inc.*	8,800	149,512
NetLogic Microsystems, Inc.*	5,800	122,496
NVE Corp.*	1,600	45,200
OmniVision Technologies, Inc.*	17,228	139,375
Pericom Semiconductor Corp.*	7,900	61,620
Photronics, Inc.*	15,492	10,689
PLX Technology, Inc.*	10,300	35,432
PMC — Sierra, Inc.*	73,800	345,384
Power Integrations, Inc.*	10,300	216,197
RF Micro Devices, Inc.*	88,760	176,632
Rubicon Technology, Inc.*	4,500	23,940
Rudolph Technologies, Inc.*	10,987	36,806
Semitool, Inc.*	6,418	37,930
Semtech Corp.*	20,835	252,520
Sigma Designs, Inc.*	9,000	99,810
Silicon Image, Inc.*	24,706	112,906
Silicon Storage Technology, Inc.*	26,484	83,425
SiRF Technology Holdings, Inc.*	20,575	19,341
Skyworks Solutions, Inc.*	55,037	392,414
Spansion, Inc., Class A*	42,600	26,412
Standard Microsystems Corp.*	7,161	128,970
Supertex, Inc.*	3,780	91,174
Techwell, Inc.*	5,600	49,056
Tessera Technologies, Inc.*	16,328	282,148
Transmeta Corp.*	4,100	67,035
Trident Microsystems, Inc.*	20,573	37,237
TriQuint Semiconductor, Inc.*	48,339	216,559
Ultra Clean Holdings, Inc.*	7,200	21,744
Ultratech, Inc.*	7,850	118,378
Veeco Instruments, Inc.*	11,242	87,013

138 Annual Report 2008

Common Stocks (continued)
	Shares	Value

Semiconductors & Semiconductor Equipment (continued)

Volterra Semiconductor Corp.*	8,600	$81,184
Zoran Corp.*	17,459	142,116

		8,530,456

Software 3.7%
ACI Worldwide, Inc.*	12,096	165,715
Actuate Corp.*	18,800	53,392
Advent Software, Inc.*	5,593	104,813
American Software, Inc., Class A	8,200	37,310
ArcSight, Inc.*	2,700	15,957
Blackbaud, Inc.	15,694	238,549
Blackboard, Inc.*	10,400	254,592
Bottomline Technologies, Inc.*	7,900	62,252
Callidus Software, Inc.*	10,600	35,828
Commvault Systems, Inc.*	15,000	160,500
Concur Technologies, Inc.*	14,500	365,835
Deltek, Inc.*	2,800	14,588
DemandTec, Inc.*	6,900	49,749
Digimarc Corp.*	1,742	17,420
Double-Take Software, Inc.*	5,800	42,920
Ebix, Inc.*	2,100	53,403
Entrust, Inc.*	22,700	31,780
Epicor Software Corp.*	19,989	140,922
EPIQ Systems, Inc.*	11,975	162,740
Fair Isaac Corp.	16,400	255,676
FalconStor Software, Inc.*	13,699	41,234
Guidance Software, Inc.*	3,500	9,975
i2 Technologies, Inc.*	5,000	71,250
Informatica Corp.*	29,853	419,435
Interactive Intelligence, Inc.*	5,100	37,485
Jack Henry & Associates, Inc.	25,235	479,717
JDA Software Group, Inc.*	8,729	124,650
Kenexa Corp.*	7,600	67,716
Lawson Software, Inc.*	39,840	211,949
Macrovision Solutions Corp.*	27,719	307,127
Magma Design Automation, Inc.*	14,898	38,884
Manhattan Associates, Inc.*	7,540	126,747
Mentor Graphics Corp.*	30,500	223,870
MICROS Systems, Inc.*	27,468	467,780
MicroStrategy, Inc., Class A*	3,086	121,496
Midway Games, Inc.*	6,637	5,907
Monotype Imaging Holdings, Inc.*	5,300	36,093
MSC.Software Corp.*	15,100	129,860
Net 1 UEPS Technologies, Inc.*	15,100	211,400
NetScout Systems, Inc.*	10,400	100,048
NetSuite, Inc.*	1,700	16,779
OpenTV Corp., Class A*	31,900	42,427
Opnet Technologies, Inc.*	4,900	61,887
Parametric Technology Corp.*	38,895	505,246
Pegasystems, Inc.	4,400	57,552
Phoenix Technologies Ltd.*	9,300	41,106
Progress Software Corp.*	13,735	315,081
PROS Holdings, Inc.*	4,300	23,091
QAD, Inc.	2,300	11,730
Quality Systems, Inc.	5,954	229,170
Quest Software, Inc.*	24,362	322,797
Radiant Systems, Inc.*	9,935	52,357
Renaissance Learning, Inc.	2,465	33,623
Secure Computing Corp.*	19,091	108,055
Smith Micro Software, Inc.*	10,300	64,375
Solera Holdings, Inc.*	17,400	433,086
Sonic Solutions, Inc.*	7,400	15,096
Sourcefire, Inc.*	7,100	45,014
SPSS, Inc.*	5,973	139,529
SuccessFactors, Inc.*	7,300	58,327
Sybase, Inc.*	26,700	711,021
Symyx Technologies, Inc.*	11,959	52,739
Synchronoss Technologies, Inc.*	7,900	61,383
Take-Two Interactive Software, Inc.	25,200	298,872
Taleo Corp., Class A*	8,800	121,440
TeleCommunication Systems, Inc., Class A*	11,400	78,432
THQ, Inc.*	22,441	167,185
TIBCO Software, Inc.*	62,860	323,729
TiVo, Inc.*	34,379	236,184
Tyler Technologies, Inc.*	13,500	183,465
Ultimate Software Group, Inc.*	8,300	110,639
Unica Corp.*	3,400	17,578
Vasco Data Security International, Inc.*	9,600	108,768
Wind River Systems, Inc.*	24,246	211,910

		10,756,237

Specialty Retail 2.5%
Aaron Rents, Inc.(a)	15,301	379,312
Aeropostale, Inc.*(a)	22,599	547,122
America’s Car-Mart, Inc.*	2,800	45,724
Asbury Automotive Group, Inc.	10,760	34,970
Bebe Stores, Inc.	11,900	105,434
Big 5 Sporting Goods Corp.	7,400	46,472
Blockbuster, Inc., Class A*	59,680	90,714
Borders Group, Inc.	20,400	69,156
Brown Shoe Co., Inc.	14,254	150,237
Buckle, Inc. (The)	7,857	206,953
Build-A-Bear Workshop, Inc.*	5,600	29,120
Cabela’s, Inc.*	12,305	97,825
Cache, Inc.*	3,800	13,642
Casual Male Retail Group, Inc.*	11,806	22,431
Cato Corp. (The), Class A	9,291	144,196
Charlotte Russe Holding, Inc.*	7,036	59,454
Charming Shoppes, Inc.*	38,210	42,031

2008 Annual Report 139

Statement of Investments (Continued)
October 31, 2008

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Value

Specialty Retail (continued)

Chico’s FAS, Inc.*	59,500	$202,300
Children’s Place Retail Stores, Inc. (The)*	7,911	264,465
Christopher & Banks Corp.	11,139	58,146
Circuit City Stores, Inc.	58,700	14,675
Citi Trends, Inc.*	4,500	75,285
Coldwater Creek, Inc.*	19,200	68,928
Collective Brands, Inc.*	21,614	276,443
Conn’s, Inc.*	3,300	44,715
Dress Barn, Inc.*	15,229	145,589
DSW, Inc., Class A*	3,865	49,974
Finish Line (The), Class A	14,356	137,387
Genesco, Inc.	6,520	161,761
Group 1 Automotive, Inc.	7,863	79,023
Gymboree Corp.*	9,602	248,308
Haverty Furniture Cos., Inc.	5,975	58,794
hhgregg, Inc.*	3,000	16,440
Hibbett Sports, Inc.*	9,359	166,684
HOT Topic, Inc.*	14,738	95,502
J Crew Group, Inc.*	14,290	289,372
Jo-Ann Stores, Inc.*	8,583	164,450
JOS. A. Bank Clothiers, Inc.*	5,755	146,580
Lumber Liquidators, Inc.*	3,200	26,656
MarineMax, Inc.*	5,500	12,760
Men’s Wearhouse, Inc.	17,400	266,046
Midas, Inc.*	5,000	65,150
Monro Muffler, Inc.	5,875	126,489
New York & Co., Inc.*	7,800	21,996
Pacific Sunwear of California, Inc.*	22,160	75,787
Pep Boys — Manny, Moe & Jack	14,283	68,844
Pier 1 Imports, Inc.*	30,000	41,400
Rent-A-Center, Inc.*	22,550	329,230
REX Stores Corp.*	3,300	29,304
Sally Beauty Holdings, Inc.*	31,300	159,004
Shoe Carnival, Inc.*	3,000	42,030
Sonic Automotive, Inc., Class A	9,352	47,976
Stage Stores, Inc.	12,601	97,154
Stein Mart, Inc.	8,033	17,271
Syms Corp.*	1,900	19,950
Systemax, Inc.	3,400	48,144
Talbots, Inc.	8,200	80,442
Tractor Supply Co.*	11,000	457,160
Tween Brands, Inc.*	8,407	71,628
Ulta Salon, Cosmetics & Fragrance, Inc.*	7,300	64,386
Wet Seal, Inc. (The), Class A*	31,105	91,449
Zale Corp.*	10,802	184,282
Zumiez, Inc.*	6,600	64,416

		7,358,568

Textiles, Apparel & Luxury Goods 1.5%
American Apparel, Inc.*	12,100	71,148
Carter’s, Inc.*	19,108	405,854
Cherokee, Inc.	2,500	51,625
Columbia Sportswear Co.	4,200	154,854
CROCS, Inc.*	28,100	70,531
Deckers Outdoor Corp.*	4,278	363,031
FGX International Holdings Ltd.*	3,800	41,800
Fossil, Inc.*	15,345	278,512
Fuqi International, Inc.*	3,600	28,476
G-III Apparel Group Ltd.*	4,500	62,145
Iconix Brand Group, Inc.*	19,500	212,355
K-Swiss, Inc., Class A	9,181	138,908
Kenneth Cole Productions, Inc., Class A	3,070	40,770
Lululemon Athletica, Inc.*	6,100	86,437
Maidenform Brands, Inc.*	7,100	77,958
Movado Group, Inc.	4,937	75,092
Oxford Industries, Inc.	4,757	64,077
Perry Ellis International, Inc.*	4,082	39,963
Quiksilver, Inc.*	42,200	109,298
Skechers USA, Inc., Class A*	11,085	150,534
Steven Madden Ltd.*	5,998	130,636
Timberland Co., Class A*(a)	16,100	194,810
True Religion Apparel, Inc.*	5,800	97,150
Under Armour, Inc., Class A*	11,130	289,380
Unifi, Inc.*	15,200	72,960
UniFirst Corp.	4,543	148,238
Volcom, Inc.*	6,100	78,873
Warnaco Group, Inc. (The)*	15,323	456,779
Weyco Group, Inc.	2,000	55,600
Wolverine World Wide, Inc.	16,746	393,531

		4,441,325

Thrifts & Mortgage Finance 1.7%
Abington Bancorp, Inc.	8,900	92,115
Anchor Bancorp Wisconsin, Inc.	6,417	36,577
Bank Mutual Corp.	17,160	197,855
BankFinancial Corp.	7,200	87,768
Beneficial Mutual Bancorp, Inc.*	9,900	117,315
Berkshire Hills Bancorp, Inc.	3,540	92,146
Brookline Bancorp, Inc.	19,685	230,314
Brooklyn Federal Bancorp, Inc.	1,700	24,650
Clifton Savings Bancorp, Inc.	2,300	25,070
Corus Bankshares, Inc.	13,940	30,668
Danvers Bancorp, Inc.	6,500	79,820
Dime Community Bancshares	8,464	141,349
Doral Financial Corp.*	1,500	14,025
Downey Financial Corp.	2,600	4,160
Encore Bancshares, Inc.*	1,800	30,042
ESSA Bancorp, Inc.	6,200	85,932

140 Annual Report 2008

Common Stocks (continued)
	Shares	Value

Thrifts & Mortgage Finance (continued)

Federal Agricultural Mortgage Corp., Class C	3,400	$19,720
First Financial Holdings, Inc.	4,200	91,140
First Financial Northwest, Inc.	8,300	67,811
First Niagara Financial Group, Inc.	38,890	613,295
First Place Financial Corp.	6,235	42,834
FirstFed Financial Corp.*	3,536	31,647
Flagstar Bancorp, Inc.	18,795	35,711
Flushing Financial Corp.	7,650	118,958
Fox Chase Bancorp, Inc.*	2,700	32,130
Guaranty Financial Group, Inc.*	12,600	25,578
Home Federal Bancorp, Inc.	2,900	33,611
Kearny Financial Corp.	5,400	62,262
Meridian Interstate Bancorp, Inc.*	3,000	29,100
NASB Financial, Inc.	900	27,000
NewAlliance Bancshares, Inc.	37,620	519,156
Northwest Bancorp, Inc.	5,290	140,185
OceanFirst Financial Corp.	3,300	54,747
Ocwen Financial Corp.*	10,760	72,092
Oritani Financial Corp.*	3,700	63,196
PMI Group, Inc. (The)	27,400	68,226
Provident Financial Services, Inc.	20,106	294,754
Provident New York Bancorp	14,275	171,871
Radian Group, Inc.	27,100	97,560
Rockville Financial, Inc.	2,200	28,622
Roma Financial Corp.	2,200	32,010
TrustCo Bank Corp. NY	25,508	310,432
United Community Financial Corp.	6,711	31,475
United Financial Bancorp, Inc.	6,000	84,000
ViewPoint Financial Group	3,800	64,600
Waterstone Financial, Inc.*	1,860	15,345
Westfield Financial, Inc.	11,528	119,316
WSFS Financial Corp.	2,209	105,745

		4,793,935

Tobacco 0.2%
Alliance One International, Inc.*	31,611	105,581
Star Scientific, Inc.*	22,200	70,596
Universal Corp.	8,532	337,782
Vector Group Ltd.	11,789	201,002

		714,961

Trading Companies & Distributors 0.5%
Aceto Corp.	8,600	71,810
Aircastle Ltd.	16,400	113,980
Beacon Roofing Supply, Inc.*	14,970	204,790
DXP Enterprises, Inc.*	2,400	33,504
H&E Equipment Services, Inc.*	5,900	33,630
Houston Wire & Cable Co.	6,000	69,120
Interline Brands, Inc.*	11,500	122,360
Kaman Corp.	8,908	227,421
Lawson Products	1,324	39,455
Rush Enterprises, Inc., Class A*	11,950	111,972
TAL International Group, Inc.	4,400	72,864
Textainer Group Holdings Ltd.	2,800	30,884
Watsco, Inc.	7,733	317,749

		1,449,539

Transportation Infrastructure 0.0%
CAI International, Inc.*	2,800	22,176

Water Utility 0.3%
American States Water Co.	5,846	199,992
Cadiz, Inc.*	4,400	61,204
California Water Service Group	6,597	247,783
Connecticut Water Service, Inc.	3,100	82,150
Consolidated Water Co. Ltd.	5,200	73,788
Middlesex Water Co.	4,900	84,476
SJW Corp.	4,745	131,911
Southwest Water Co.	8,925	71,132

		952,436

Wireless Telecommunication Services 0.2%
Centennial Communications Corp.*	23,800	84,728
FiberTower Corp.*	34,380	25,097
ICO Global Communications Holdings Ltd.*	32,100	52,644
iPCS, Inc.*	5,800	94,656
Syniverse Holdings, Inc.*	17,300	325,240
TerreStar Corp.*	17,500	14,175
USA Mobility, Inc.	7,824	75,502
Virgin Mobile USA, Inc., Class A*	11,800	11,682

		683,724

Total Common Stocks		273,391,762

Exchange Traded Fund 0.0%

Closed-End Fund 0.0%
Kayne Anderson Energy Development Co.	3,700	54,723

Warrants 0.0%(b) (c)

Electric Utility 0.0%
GreenHunter Energy, Inc.	120	0

2008 Annual Report 141

Statement of Investments (Continued)
October 31, 2008

Nationwide Small Cap Index Fund (Continued)

Repurchase Agreement 4.6%

	Principal Amount	Value

CS First Boston, 0.08%, dated 10/31/08, due 11/03/08, repurchase price $13,155,896, collateralized U.S. Government Agency Mortgages ranging 0.00% — 5.50%, maturing 11/03/08 — 11/01/35; total market value of $13,418,924	$13,155,808	$13,155,808

Total Repurchase Agreement		13,155,808

Total Investments (Cost $418,194,155) (d) — 99.4%		286,602,293
Other assets in excess of liabilities — 0.6%		1,816,800

NET ASSETS — 100.0%		$288,419,093

*	Denotes a non-income producing security.

(a)	All or a part of the security was pledged as collateral for futures contracts as of October 31, 2008.

(b)	Illiquid security.

(c)	Fair Valued Security.

(d)	See notes to statements of investments for tax unrealized appreciation/ (depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

142 Annual Report 2008

As of October 31, 2008, the Fund’s open futures contracts were as follows:

			Notional Value	Unrealized
Number of			Covered by	Appreciation/
Contracts	Long Contracts	Expiration	Contracts	Depreciation

288	Russell 2000	12/19/08	$15,451,200	($3,123,633)

			$15,451,200	($3,123,633)

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 143

Statement of Assets and Liabilities
October 31, 2008

Nationwide Small Cap Index Fund

Assets:
Investments, at value (cost $405,038,347)	$273,446,485
Repurchase agreements, at value and cost	13,155,808

Total Investments	286,602,293

Cash	830,547
Interest and dividends receivable	216,013
Receivable for capital shares issued	228,998
Receivable for investments sold	812,735
Receivable for variation margin on futures contracts	551,676
Prepaid expenses and other assets	34,484

Total Assets	289,276,746

Liabilities:
Payable for investments purchased	644,728
Payable for capital shares redeemed	84,150
Accrued expenses and other payables:
Investment advisory fees	41,344
Fund administration fees	29,468
Distribution fees	20,950
Trustee fees	651
Compliance program costs (Note 3)	1,455
Custodian fees	3,092
Other	31,815

Total Liabilities	857,653

Net Assets	$288,419,093

Represented by:
Capital	$417,272,068
Accumulated undistributed net investment income	593,307
Accumulated net realized gains from investment and futures transactions	5,269,213
Net unrealized appreciation/(depreciation) from investments	(131,591,862)
Net unrealized appreciation/(depreciation) from futures	(3,123,633)

Net Assets	$288,419,093

Net Assets:
Class A Shares	$95,789,525
Class B Shares	286,977
Class C Shares	404,580
Class R Shares	690
Institutional Class Shares	191,937,321

Total	$288,419,093

The accompanying notes are an integral part of these financial statements.

144 Annual Report 2008

	Nationwide Small Cap Index Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	11,615,070
Class B Shares	35,175
Class C Shares	49,714
Class R Shares	83
Institutional Class Shares	23,041,575

Total	34,741,617

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.25
Class B Shares (a)	$8.15	(c)
Class C Shares (b)	$8.14
Class R Shares	$8.24	(c)
Institutional Class Shares	$8.33
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.75

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(c)	The NAV reported above represents the traded NAV at October 31, 2008.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 145

Statement of Operations
For the Year Ended October 31, 2008

Nationwide
Small Cap Index
Fund

INVESTMENT INCOME:
Interest income	$630,323
Dividend income	4,511,120
Income from securities lending (Note 2)	11,655
Foreign tax withholding	(189)

Total Income	5,152,909

EXPENSES:
Investment advisory fees	725,968
Fund administration fees	355,975
Distribution fees Class A	243,120
Distribution fees Class B	3,829
Distribution fees Class C	5,200
Distribution fees Class R	3
Administrative servicing fees Class A	95,603
Registration and filing fees	6,484
Professional fees	55,572
Printing fees	24,621
Trustee fees	18,533
Custodian fees	46,323
Other	80,467

Total expenses before reimbursed/waived expenses	1,661,698

Earnings credit (Note 5)	(7,974)
Expenses reimbursed by Advisor	(217,602)
Administrator fees voluntarily waived	(2,019)

Net Expenses	1,434,103

NET INVESTMENT INCOME	3,718,806

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	14,335,596
Net realized losses from futures transactions	(6,314,380)

Net realized gains from investments and futures	8,021,216

Net change in unrealized appreciation/(depreciation) from investments	(160,525,104)
Net change in unrealized appreciation/(depreciation) from futures	(5,405,940)

Net change in unrealized appreciation/(depreciation) from investments and futures	(165,931,044)

Net realized/unrealized losses from investments and futures	(157,909,828)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(154,191,022)

The accompanying notes are an integral part of these financial statements.

146 Annual Report 2008

Statements of Changes in Net Assets

	Nationwide Small Cap Index Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

Operations:
Net investment income	$3,718,806	$7,728,980
Net realized gains from investment and futures transactions	8,021,216	94,645,937	(a)
Net change in unrealized appreciation/(depreciation) from investments and futures	(165,931,044)	(47,882,543)

Change in net assets resulting from operations	(154,191,022)	54,492,374

Distributions to Shareholders From:
Net investment income:
Class A	(567,435)	(1,745,690)
Class B	(308)	(3,374)
Class C	(260)	(4,621)
Class R	(4)	(12	)(b)
Institutional Class	(2,418,812)	(7,484,258)
Net realized gains:
Class A	(3,375,848)	(11,697,910)
Class B	(13,116)	(45,975)
Class C	(21,384)	(54,254)
Class R	(31)	(18	)(b)
Institutional Class	(8,641,752)	(51,490,515)

Change in net assets from shareholder distributions	(15,038,950)	(72,526,627)

Change in net assets from capital transactions	12,051,436	(169,904,551)

Change in net assets	(157,178,536)	(187,938,804)

Net Assets:
Beginning of period	445,597,629	633,536,433

End of period	$288,419,093	$445,597,629

Accumulated undistributed net investment income at end of period	$593,307	$224,614

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$53,368,760	$39,870,259
Dividends reinvested	3,829,930	13,260,263
Cost of shares redeemed (c)	(32,807,583)	(39,956,236)

Total Class A	24,391,107	13,174,286

Class B Shares
Proceeds from shares issued	39,627	13,586
Dividends reinvested	12,389	46,482
Cost of shares redeemed	(39,671)	(79,534)

Total Class B	12,345	(19,466)

(a)	Includes realized gain as a result of a redemption in kind.

(b)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

(c)	Includes redemption fees — see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 147

Statements of Changes in Net Assets (Continued)

	Nationwide Small Cap Index Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$266,109	$174,370
Dividends reinvested	11,055	33,679
Cost of shares redeemed	(254,095)	(86,878)

Total Class C	23,069	121,171

Class R Shares
Proceeds from shares issued	–	1,000 (b)
Dividends reinvested	35	30 (b)
Cost of shares redeemed	–	–

Total Class R	35	1,030

Institutional Class Shares
Proceeds from shares issued	57,244,248	95,999,591
Dividends reinvested	11,060,523	58,974,706
Redemptions in-kind	–	(320,668,228)
Cost of shares redeemed (c)	(80,679,891)	(17,487,641)

Total Institutional Class	(12,375,120)	(183,181,572)

Change in net assets from capital transactions:	$12,051,436	$(169,904,551)

SHARE TRANSACTIONS:
Class A Shares
Issued	4,809,026	3,038,668
Reinvested	322,044	1,025,774
Redeemed	(3,006,040)	(3,059,976)

Total Class A Shares	2,125,030	1,004,466

Class B Shares
Issued	3,385	1,075
Reinvested	1,043	3,626
Redeemed	(3,842)	(6,199)

Total Class B Shares	586	(1,498)

Class C Shares
Issued	24,827	13,634
Reinvested	930	2,633
Redeemed	(25,488)	(6,895)

Total Class C Shares	269	9,372

Class R Shares
Issued	–	78 (b)
Reinvested	3	2 (b)
Redeemed	–	–

Total Class R Shares	3	80

(b)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

(c)	Includes redemption fees — see Note 4 to Financial Statements.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

148 Annual Report 2008

	Nationwide Small Cap Index Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	5,161,621	7,312,573
Reinvested	924,436	4,520,510
Redemptions in-kind	–	(24,403,975)
Redeemed	(7,279,613)	(1,340,211)

Total Institutional Class Shares	(1,193,556)	(13,911,103)

Total change in shares:	932,332	(12,898,683)

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 149

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Small Cap Index Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized									Ratio of Net	Ratio of
	Net Asset		and									Investment	Expenses
	Value,	Net	Unrealized								Ratio of	Income	(Prior to
	Beginning	Investment	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	(Loss) to	Reimbursements)
	of	Income	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	Average	to Average	Portfolio
	Period	(Loss)	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2008	$13.09	0.08	(4.48)	(4.40)	(0.06)	(0.38)	(0.44)	$8.25	(34.65%)	$95,789,525	0.65%	0.78%	0.71%	37.88%
Year Ended October 31, 2007	$13.47	0.14	0.94	1.08	(0.18)	(1.28)	(1.46)	$13.09	8.36%	$124,188,723	0.71%	1.03%	0.75%	19.60%
Year Ended October 31, 2006	$11.90	0.15	2.06	2.21	(0.15)	(0.49)	(0.64)	$13.47	19.14%	$114,280,835	0.70%	1.21%	0.75%	31.51%
Year Ended October 31, 2005	$11.15	0.10	1.20	1.30	(0.10)	(0.45)	(0.55)	$11.90	11.67%	$65,750,869	0.69%	0.90%	0.77%	24.14%
Year Ended October 31, 2004	$10.25	0.06	1.06	1.12	(0.05)	(0.17)	(0.22)	$11.15	11.08%	$62,688,382	0.69%	0.56%	0.77%	24.10%

Class B Shares
Year Ended October 31, 2008	$12.98	0.02	(4.46)	(4.44)	(0.01)	(0.38)	(0.39)	$8.15	(35.16%)	$286,977	1.30%	0.22%	1.36%	37.88%
Year Ended October 31, 2007	$13.36	0.06	0.93	0.99	(0.09)	(1.28)	(1.37)	$12.98	7.68%	$448,885	1.30%	0.45%	1.34%	19.60%
Year Ended October 31, 2006	$11.82	0.08	2.02	2.10	(0.07)	(0.49)	(0.56)	$13.36	18.38%	$482,293	1.30%	0.62%	1.35%	31.51%
Year Ended October 31, 2005	$11.08	0.03	1.19	1.22	(0.03)	(0.45)	(0.48)	$11.82	10.98%	$444,173	1.29%	0.28%	1.37%	24.14%
Year Ended October 31, 2004	$10.21	(0.01)	1.05	1.04	–	(0.17)	(0.17)	$11.08	10.28%	$424,121	1.29%	(0.04%)	1.37%	24.10%

150 Annual Report 2008

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Small Cap Index Fund (Continued)

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized									Ratio of Net	Ratio of
	Net Asset		and									Investment	Expenses
	Value,	Net	Unrealized								Ratio of	Income	(Prior to
	Beginning	Investment	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	(Loss) to	Reimbursements)
	of	Income	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	Average	to Average	Portfolio
	Period	(Loss)	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class C Shares
Year Ended October 31, 2008	$12.94	0.02	(4.44)	(4.42)	–	(0.38)	(0.38)	$8.14	(35.06%)	$404,580	1.30%	0.25%	1.36%	37.88%
Year Ended October 31, 2007	$13.33	0.06	0.93	0.99	(0.10)	(1.28)	(1.38)	$12.94	7.74%	$639,822	1.30%	0.42%	1.34%	19.60%
Year Ended October 31, 2006	$11.80	0.06	2.05	2.11	(0.09)	(0.49)	(0.58)	$13.33	18.40%	$534,348	1.30%	0.53%	1.35%	31.51%
Year Ended October 31, 2005	$11.08	0.03	1.19	1.22	(0.05)	(0.45)	(0.50)	$11.80	10.99%	$199,527	1.29%	0.23%	1.37%	24.14%
Year Ended October 31, 2004	$10.20	–	1.06	1.06	(0.01)	(0.17)	(0.18)	$11.08	10.48%	$39,105	1.29%	(0.04%)	1.37%	24.10%

Class R Shares
Year Ended October 31, 2008	$13.08	0.08	(4.49)	(4.41)	(0.05)	(0.38)	(0.43)	$8.24	(34.72%)	$690	0.71%	0.78%	0.79%	37.88%
Period Ended October 31, 2007 (f)	$12.75	0.07	0.64	0.71	(0.15)	(0.23)	(0.38)	$13.08	5.64%	$1,056	0.68%	0.84%	0.70%	19.60%

Institutional Class Shares
Year Ended October 31, 2008	$13.22	0.13	(4.54)	(4.41)	(0.10)	(0.38)	(0.48)	$8.33	(34.45%)	$191,937,321	0.30%	1.25%	0.36%	37.88%
Year Ended October 31, 2007	$13.59	0.20	0.94	1.14	(0.23)	(1.28)	(1.51)	$13.22	8.76%	$320,319,143	0.30%	1.53%	0.33%	19.60%
Year Ended October 31, 2006	$12.00	0.20	2.07	2.27	(0.19)	(0.49)	(0.68)	$13.59	19.60%	$518,238,957	0.30%	1.61%	0.35%	31.51%
Year Ended October 31, 2005	$11.24	0.15	1.21	1.36	(0.15)	(0.45)	(0.60)	$12.00	12.11%	$348,509,477	0.29%	1.28%	0.37%	24.14%
Year Ended October 31, 2004	$10.32	0.10	1.09	1.19	(0.10)	(0.17)	(0.27)	$11.24	11.51%	$210,322,134	0.29%	0.97%	0.37%	24.10%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.
-	Amounts shown as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 151

Notes to Financial Statements
October 31, 2008

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated as of October 30, 1997, as subsequently amended, was redomesticated as a Delaware statutory trust on February 28, 2005. The redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2008, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates thirty-six (36) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) funds listed below (each, a “Fund”; collectively, the “Funds”):

-	Nationwide Bond Index Fund (“Bond Index”)
-	Nationwide International Index Fund (“International Index”)
-	Nationwide Mid Cap Market Index Fund (“Mid Cap Market Index”)
-	Nationwide S&P 500 Index Fund (“S&P 500 Index”)
-	Nationwide Small Cap Index Fund (“Small Cap Index”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account

152 Annual Report 2008

relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

2008 Annual Report 153

Notes to Financial Statements (Continued)
October 31, 2008

(d)	Forward Foreign Currency Contracts

Certain Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of that Fund’s NAV after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, each of the Funds is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin” payments, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value of the underlying hedged assets.

(f)	Mortgage Dollar Rolls

Certain Funds may enter into mortgage “dollar rolls” in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Mortgage dollar rolls are referred to as TBA’s on the Statement of Investments of the applicable Funds. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the Statement of Operations.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

154 Annual Report 2008

(h)	Securities Lending

To generate additional income, each of the Funds may lend their respective portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of October 31, 2008, the following Fund(s) had securities with the following values on loan:

	Value of	Value of
Fund	Loaned Securities	Collateral

International Index	$118,463,375	$124,306,224

(i)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for the Funds. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences (i.e., reclassification of market discounts, foreign gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(j)	Federal Income Taxes

It is the policy of each Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax

2008 Annual Report 155

Notes to Financial Statements (Continued)
October 31, 2008

position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Accordingly, the Funds were required to implement FIN 48 in their NAV per share calculations on April 30, 2008. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Funds’ current financial statements. Each Fund files U.S. federal income tax returns and, if applicable, returns in various state or foreign jurisdictions in which it invests. Each Fund’s taxable years 2005 to 2008 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to each Fund’s NAV and financial statements.

(k)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For each Fund, except Bond Index, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total NAV of that class’s shares in proportion to the total net assets of the Fund. For the Bond Index, the allocation method used is based on the fair value of settled shares outstanding. Under this method, earnings are allocated based on the fair value of settled shares. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) manages the investment of the assets and supervises the daily business affairs of the Funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), whose parent company is Nationwide Corporation. NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of BlackRock Investment Management LLC, the subadviser for the Funds. BlackRock Investment Management LLC manages each of its respective Fund’s investments and has the responsibility for making all investment decisions for the Funds.

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. From these fees, pursuant to the subadvisory agreement, NFA pays fees

156 Annual Report 2008

to the subadviser. For the year ended October 31, 2008, the Funds paid investment advisory fees to NFA according to the schedule below:

Fund	Fee Schedule	Fees

Bond Index	Up to $1.5 billion	0.22%
	$1.5 billion up to $3 billion	0.21%
	On $3 billion and more	0.20%

International Index	Up to $1.5 billion	0.27%
	$1.5 billion up to $3 billion	0.26%
	On $3 billion and more	0.25%

Mid Cap Market Index	Up to $1.5 billion	0.22%
	$1.5 billion up to $3 billion	0.21%
	On $3 billion and more	0.20%

S&P 500 Index	Up to $1.5 billion	0.13%
	$1.5 billion up to $3 billion	0.12%
	$3 billion more up to $4.5 billion	0.11%
	On $4.5 billion and more	0.10%

Small Cap Index	Up to $1.5 billion	0.20%
	$1.5 billion up to $3 billion	0.19%
	On $3 billion and more	0.18%

From such fees, pursuant to the subadvisory agreements, NFA paid the subadviser $4,161,592 for the year ended October 31, 2008.

NFA and the Funds have entered into written Expense Limitation Agreements, that limit operating expenses (excluding any taxes, interest, brokerage fees, Rule 12b-1 fees, short sale dividend expenses, administrative service fees, other expenditures which are capitalized in accordance with GAAP and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until at least May 1, 2009:

Fund	Classes	Amount

Bond Index(a)	All Classes	0.32%

International Index(a)	All Classes	0.37%

Mid Cap Market Index	All Classes	0.32%

S&P 500 Index	All Classes	0.23%

Small Cap Index(a)	All Classes	0.30%

(a)	The Expense Limitation Agreement also states that the expense ratio for each class, except class R, will not exceed 4.00% through March 1, 2011.

NFA may request and receive reimbursement from the Funds for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by NFA is not permitted.

2008 Annual Report 157

Notes to Financial Statements (Continued)
October 31, 2008

As of October 31, 2008, the cumulative potential reimbursements of the following Funds, based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursements to the Fund were made for expenses reimbursed by NFA, would be:

			Amount
	Amount Fiscal Year	Amount	Fiscal Year
Fund	2006	Fiscal Year 2007	2008

Bond Index	$663,758	$439,605	$527,490

International Index	631,723	386,490	1,015,839

Mid Cap Market Index	509,553	319,532	404,937

S&P 500 Index	808,395	375,580	947,881

Small Cap Index	222,353	164,560	217,602

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFS Distributors Inc. (“NFSDI”). These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

	Class A	Class B	Class C	Class R	Local Fund	Service Class
Fund	Shares	Shares	Shares	Shares	Shares	Shares

Bond Index	0.25%	1.00%	1.00%	0.50%	N/A	N/A

International Index	0.25%	1.00%	1.00%	0.50%	N/A	N/A

Mid Cap Market Index	0.25%	1.00%	1.00%	0.50%	N/A	N/A

S&P 500 Index	0.25%	1.00%	1.00%	0.50%	0.07%	0.15%

Small Cap Index	0.25%	1.00%	1.00%	0.50%	N/A	N/A

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions of Class B and shares made within six years of the purchase. Class C shares have a CDSC fee of 1% imposed on redemptions of Class C shares of the Funds made within one year of purchase. For the year ended October 31, 2008, NFD received commissions of $62,129 from front-end sales charges of Class A shares and from CDSC fees from Class B and Class C shares of the Funds, of which $4,154 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFSDI, provides various administrative and accounting services for the Funds, and serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to NFM.

158 Annual Report 2008

Combined Fee Schedule*

Up to $1 billion	0.26%

$1 billion to $3 billion	0.19%

$3 billion to $4 billion	0.15%

$4 billion to $5 billion	0.08%

$5 billion to $10 billion	0.05%

$10 billion to $12 billion	0.03%

$12 billion or more	0.02%

*	The assets of the Nationwide Investor Destinations Aggressive, Nationwide Investor Destinations Moderately Aggressive, Nationwide Investor Destinations Moderate, Nationwide Investor Destinations Moderately Conservative and Nationwide Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Nationwide Destination 2010, Nationwide Destination 2015, Nationwide Destination 2020, Nationwide Destination 2025, Nationwide Destination 2030, Nationwide Destination 2035, Nationwide Destination 2040, Nationwide Destination 2045, Nationwide Destination 2050, and Nationwide Retirement Income Funds (collectively, the “Target Destination Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Target Destination Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Funds.

NFA and Citi have agreed to designate certain sub-transfer agency agreements NFA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, Citi will credit to NFA an amount equal to the lesser of (i) the actual amount NFA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. Citi will calculate and credit such amounts to NFA’s fees on a monthly basis. All amounts will be credited to each applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, NFS and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class R, Institutional Service Class, and Service Class shares of each of the Funds.

For the year ended October 31, 2008, NFS received the following amounts in administrative services fees from each Fund:

Fund	Amount

Bond Index	$104,950

International Index	372,404

Mid Cap Market Index	269,591

S&P 500 Index	1,607,060

Small Cap Index	137,944

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Board of Trustees and the Trust, the Board of Trustees has agreed to reimburse NFA for certain costs related to the Funds’ portion of ongoing

2008 Annual Report 159

Notes to Financial Statements (Continued)
October 31, 2008

administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended October 31, 2008, the Funds’ portion of such costs amounted to $57,200.

4. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within seven calendar days of purchase. The redemption fee, if any, is paid directly to the applicable Fund class and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the year ended October 31, 2008, the Funds had the following contributions to capital due to collection of redemption fees:

	Class	Class	Class	Class	Institutional	Local	Service	Institutional
Fund	A	B	C	R	Service Class	Class	Class	Class

Bond Index	$646	$—	$—	N/A	N/A	N/A	N/A	$—

International Index	9	—	—	$—	N/A	N/A	N/A	8

Mid Cap Market Index	220	—	—	—	N/A	N/A	N/A	—

S&P 500 Index	1,135	—	—	—	$—	$—	$—	236

Small Cap Index	97	—	—	—	N/A	N/A	N/A	444

For the year ended October 31, 2007, the Funds had the following contributions to capital due to collection of redemption fees:

	Class	Class	Class	Class	Institutional	Local	Service	Institutional
Fund	A	B	C	R	Service Class	Class	Class	Class

Bond Index	$803	$—	$—	N/A	N/A	N/A	N/A	$—

International Index	5,381	—	—	$—	N/A	N/A	N/A	82

Mid Cap Market Index	2,662	—	—	—	N/A	N/A	N/A	—

S&P 500 Index	740	320	—	—	$—	$—	$2,720	—

Small Cap Index	66	—	—	—	N/A	N/A	N/A	742

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Funds’ custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, expiring on July 23, 2009, with a commitment fee of 0.07% per year on $100,000,000. There are three (3) other lenders participating in this arrangement. Advances taken by the Funds under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended October 31, 2008.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credits) when the Funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the

160 Annual Report 2008

excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2008, were as follows:

Fund	Purchases	Sales

Bond Index	$1,193,146,574	$1,524,105,751

International Index	262,018,869	423,718,682

Mid Cap Market Index	246,037,101	228,329,407

S&P 500 Index	264,060,245	228,962,826

Small Cap Index	152,152,219	130,117,678

Purchases and sales of U.S. Government securities for the year ended October 31, 2008, were as follows:

Fund	Purchases	Sales

Bond Index	$977,024,430	$980,634,406

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience however, the Trust expects that risk of loss to be remote.

9. New Accounting Pronouncements

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America

2008 Annual Report 161

Notes to Financial Statements (Continued)
October 31, 2008

from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about each Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on each Fund’s financial statements and related disclosures.

In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivates and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (the “Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating what impact the adoption of the Amendment will have on each Fund’s financial statement disclosure.

10. Other

During the year ended October 31, 2007, the Bond Index Fund, Mid Cap Index Fund, S&P 500 Index Fund and Small Cap Index Fund delivered securities of the Funds in exchange for the redemption of Institutional Shares (redemption in- kind). Cash and securities were transferred for redemptions at a market value of $1,412,594,323, $609,836,722, $1,387,369,746 and $320,668,228 for the Bond Index Fund, Mid Cap Index, S&P 500 Index Fund, and Small Cap Index Fund respectively. For financial reporting purposes, the Bond Index Fund, Mid Cap Index, S&P 500 Index Fund and Small Cap Index Fund recorded net realized gains (losses) of $(5,987,093), $146,024,439, $362,895,382 and $63,889,918, respectively, in connection with the transactions. However, for tax purposes, the transactions received tax-free treatment. These permanent book to tax differences were reclassified within the components of net assets in accordance with the Funds’ accounting policies, more fully disclosed in note 2. During the year ended October 31, 2008, the Funds did not have any in-kind transactions.

At October 31, 2008, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts

Bond Index	83%	4

International Index	81%	5

Mid Cap Market Index	87%	4

S&P 500 Index	84%	4

Small Cap Index	93%	4

Market Conditions

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the NAV of many mutual funds, including these Funds. Such events during this period have included, but are not limited to, the seizure of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation by U.S. banking regulators, the bankruptcy filing of Lehman Brothers and sale of Merrill Lynch to Bank of America, and the government bailout of AIG. These companies represent financial institutions with which certain of the Funds conduct business and/or whose securities are or may be

162 Annual Report 2008

held by the Funds. The potential investment of each Fund’s investments in these issuers, and the financial sector in general, as reflected in each Fund’s schedule of investments, may expose investors to the negative (or positive) performance resulting from these and other events. U.S. Government Agency securities and collateral received by the Funds under various arrangements may include bonds issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

11. Federal Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2008, was as follows: (Total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when paid.)

	Distributions paid from
		Net	Total	Tax	Total
	Ordinary	Long-Term	Taxable	Exempt	Distributions
Fund	Income	Capital Gains	Distributions	Distributions	Paid

Bond Index	$47,610,383	$—	$47,610,383		$47,610,383

International Index	84,192,400	55,158,041	139,350,441		139,350,441

Mid Cap Market Index	10,390,861	30,636,374	41,027,235		41,027,235

S&P 500 Index	45,063,871	30,562,249	75,626,120		75,626,120

Small Cap Index	6,778,773	8,260,177	15,038,950		15,038,950

The tax character of distributions paid during the fiscal year ended October 31, 2007, was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from
		Net	Total	Tax	Total
	Ordinary	Long-Term	Taxable	Exempt	Distributions
Fund	Income	Capital Gains	Distributions	Distributions	Paid

Bond Index	$84,677,630	$—	$84,677,630		$84,677,630

International Index	77,264,805	38,892,203	116,157,008		116,157,008

Mid Cap Market Index	40,660,929	100,808,907	141,469,836		141,469,836

S&P 500 Index	57,913,412	10,738,408	68,651,820		68,651,820

Small Cap Index	23,410,096	49,116,531	72,526,627		72,526,627

As of October 31, 2008, the components of accumulated earnings (deficit) on a tax basis were as follows: (Total distributions paid differ from the Staement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

								Total
	Undistributed	Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
	Tax Exempt	Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Earnings
Fund	Income	Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

Bond Index		$5,104,195	$—	$5,104,195	$(3,437,985)	$(10,082,839)	$(44,171,022)	$(52,587,651)

International Index		12,852,567	127,541,221	140,393,788	—	—	(395,276,602)	(254,882,814)

Mid Cap Market Index		830,800	29,344,465	30,175,265	—	—	(258,352,078)	(228,176,813)

S&P 500 Index		3,785,262	—	3,785,262	—	(14,656,608)	(475,732,924)	(486,604,270)

Small Cap Index		376,128	4,317,368	4,693,496	—	—	(133,546,471)	(128,852,975)

2008 Annual Report 163

Notes to Financial Statements (Continued)
October 31, 2008

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of October 31, 2008, the tax cost of securities and the breakdown of unrealized appreciation / (depreciation) for each Fund were as follows:

				Net Unrealized
	Tax Cost	Unrealized	Unrealized	Appreciation
Fund	of Securities	Appreciation	Depreciation	(Depreciation)

Bond Index	$1,003,242,008	$6,771,169	$(50,942,191)	$(44,171,022)

International Index	1,786,580,789	72,804,163	(468,080,765)	(395,276,602)

Mid Cap Market Index	820,805,594	12,507,074	(270,859,152)	(258,352,078)

S&P 500 Index	2,178,413,164	86,055,851	(561,788,775)	(475,732,924)

Small Cap Index	420,148,764	9,425,751	(142,972,222)	(133,546,471)

As of October 31, 2008, for Federal income tax purposes, the following Funds have capital loss carryforward available to offset capital gains, if any, to the extent provided by the treasury regulations

Fund	Amount	Expires

Bond Index	$795,285	2013

Bond Index	9,287,554	2014

S&P 500 Index	14,656,608	2016

12. Subsequent Event

Effective immediately, new account requests and purchase orders for Local Fund shares of the Nationwide S&P 500 Index Fund are no longer accepted (other than those purchase orders received through dividend reinvestment). Effective on or about January 30, 2009, all Local shares of the Fund will be redeemed.

164 Annual Report 2008

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Bond Index Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S&P 500 Index Fund and Nationwide Small Cap Index Fund (five series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2008

2008 Annual Report 165

Supplemental Information
(Unaudited)

1) Other Federal Tax Information

For the year ended October 31, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2008 Form 1099-DIV.

For the year ended October 31, 2008, the following Funds paid qualified dividend income:

Qualified
Dividend
Fund	Income

International Index	$52,017,849

Mid Cap Market Index	8,088,255

S&P 500 Index	41,849,039

Small Cap Index	3,962,131

For the taxable year ended October 31, 2008, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends
Received
Fund	Deduction

Mid Cap Market Index	78%

S&P 500 Index	99%

Small Cap Index	57%

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount

International Index	$55,181,529

Mid Cap Market Index	30,636,374

S&P 500 Index	30,562,249

Small Cap Index	8,260,177

Certain Funds Intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2007, foreign source income per share for each Fund was as follows:

Foreign Source
Fund	Income Per Share

International Index	$0.03

166 Annual Report 2008

Management Information
(Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of
			Portfolios in the
	Position(s)Held		Nationwide Fund
	with the Trust		Complex	Other
Name, Address	and Length of	Principal Occupation(s)	Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management)	94	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee Since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting group) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America	94	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College	94	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST, a global management consulting firm	94	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee Since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 to June 2000 and President & CEO from June 1992 to October 1999	94	None

2008 Annual Report 167

Management Information (Continued)
(Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust (Continued)

			Number of
			Portfolios in the
	Position(s)Held		Nationwide Fund
	with the Trust		Complex	Other
Name, Address	and Length of	Principal Occupation(s)	Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 – 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund)	94	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts; Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation	94	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee Since 1995 and Chairman Since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology orientated investment banking and venture capital firm) from 1995 through 2000	94	None

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
[3]	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFA, the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, are wholly-owned subsidiaries of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

168 Annual Report 2008

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund	Other
	with the Trust		Complex	Directorships
Name, Address	and Length of	Principal Occupation(s)	Overseen	Held by
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee SinceFebruary 2000[4]	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	94	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

Michael S. Spangler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1966	President and Chief Executive Officer sinceJune 2008[5]
Mr. Spangler is the President and Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC [2] and Nationwide Fund Distributors LLC [2], and is a Senior Vice President of Nationwide Financial Services, Inc.[2] From May 2004 until May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc., and Vice President and Director of Touchstone Investments Business Operations from July 2002 until May 2004
			N/A	N/A

Stephen T. Grugeon Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Executive Vice President and Chief Operating Officer since June2008[6]
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. [2] Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company and includes Nationwide SA Capital Trust. [2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation, a subsidiary of NWD Investments, from 1999 through 2003.[2]
			N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer Since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]
			N/A	N/A

2008 Annual Report 169

Management Information (Continued)
(Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust (Continued)

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund	Other
	with the Trust		Complex	Directorships
Name, Address	and Length of	Principal Occupation(s)	Overseen	Held by
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Trustee[3]
Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated
			N/A	N/A

Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary Since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007). [2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant
			N/A	N/A

170 Annual Report 2008

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust (Continued)

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund	Other
	with the Trust		Complex	Directorships
Name, Address	and Length of	Principal Occupation(s)	Overseen	Held by
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Trustee[3]
Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008
Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008). [2] From January 2006 through April 2007, Mr. Butler was Vice President – Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President – Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	This position is held with an affiliated person or principal underwriter of the Trust.
[3]	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mr. Shisler resigned as a Trustee of the Trust effective September 19, 2008.
[5]	Prior to June 30, 2008, Mr. Grugeon served as the Trust’s acting President and Chief Executive Officer. Prior to February 2008, Mr. John H. Grady was the President and Chief Executive Officer.
[6]	From February 2008 through June 2008, Mr. Grugeon also served as acting President and Chief Executive Officer of Nationwide Mutual Funds, Nationwide Variable Insurance Trust and Nationwide Funds Group.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2008 Annual Report 171

1200 River Road, Suite 1000
Conshohocken, PA 19428
nationwidefunds.com

Nationwide, the Nationwide Framemark, Nationwide Funds and On Your Side are federally registered service marks of Nationwide Mutual Insurance Company. Nationwide Funds Group is a service mark of Nationwide Mutual Insurance Company

©2008 Nationwide Funds Group.
All rights reserved.

AR-IDX 12/08

Nationwide Mutual Funds
Annual Report
October 31, 2008

Nationwide Investor Destinations Aggressive Fund
Nationwide Investor Destinations Moderately Aggressive Fund
Nationwide Investor Destinations Moderate Fund
Nationwide Investor Destinations Moderately Conservative Fund
Nationwide Investor Destinations Conservative Fund

AnnualReport
October 31, 2008

Contents

1	Message to Shareholders
5	Nationwide Investor Destinations Aggressive Fund
21	Nationwide Investor Destinations Moderately Aggressive Fund
37	Nationwide Investor Destinations Moderate Fund
53	Nationwide Investor Destinations Moderately Conservative Fund
69	Nationwide Investor Destinations Conservative Fund
85	Notes to Financial Statements

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on nationwidefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

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Message to Shareholders
October 31, 2008

Dear Shareholder:

Challenging developments in financial markets, as well as in the global economy particularly during the latter months of the annual reporting period, have dominated the news cycles. Commentators have described the decline as “unprecedented in our lifetime.” Unfortunately, I cannot contradict the pundits. Nearly across the board, markets are posting negative performance numbers in the double digits. As for our funds, while some performed well relative to their peer groups, most have lost value.

The causes for the prevailing negative market conditions have been well documented in the press and elsewhere. The failure of high-profile financial institutions and the extraordinary government intervention have left no asset class unaffected. While I can’t give you good news at this time, I can urge you to keep these events in perspective.

It’s important to remember that economic markets never stand still. They’re volatile by nature. Of course, that premise is easier to accept when markets are going up. However, we approach investing from a long-term perspective. Staying focused, adhering to a plan and remaining aware of your options will help you endure various market conditions.

Nationwide® and Nationwide Funds Groupsm continue to work with investors to help them keep a solid grasp on their long-term financial goals. Our approach is deliberate and our commitment is firm. We do not foresee a fast recovery from the ongoing economic and market turbulence. However, we believe that our underlying investment principles are sound.

In closing, we thank you for entrusting your assets to Nationwide Funds Group.

Sincerely,

Michael S. Spangler
President
Nationwide Mutual Funds

This report and the holdings provided are for informational purposes only, and are not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is accurate as of the date of this report and is subject to change at any time. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s internet site nationwidefunds.com.

The Nationwide Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Nationwide Investor Destinations Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

There is no assurance that a diversified portfolio will produce better results than a nondiversified portfolio.

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper Inc.

The Nationwide Investor Destinations Aggressive Fund benchmark consists of 95% Standard & Poor’s 500® (S&P 500) Index and 5% Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers (LB) U.S. Aggregate Index.)

The Nationwide Investor Destinations Moderately Aggressive Fund benchmark consists of 80% Standard & Poor’s 500® (S&P 500) Index, 15% Barclays Capital U.S. Aggregate Bond Index [formerly Lehman Brothers (LB) U.S. Aggregate Index] and 5% Citigroup 3-Month Treasury Bill (T-Bill) Index.

2008 Annual Report 1

Message to Shareholders (Continued)
October 31, 2008

The Nationwide Investor Destinations Moderate Fund benchmark consists of 60% Standard & Poor’s 500® (S&P 500) Index, 25% Barclays Capital U.S. Aggregate Bond Index [formerly Lehman Brothers (LB) U.S. Aggregate Index] and 15% Citigroup 3-Month Treasury Bill (T-Bill) Index.

The Nationwide Investor Destinations Moderately Conservative Fund benchmark consists of 40% Standard & Poor’s 500® (S&P 500) Index, 35% Barclays Capital U.S. Aggregate Bond Index[formerly Lehman Brothers (LB) U.S. Aggregate Index] and 25% Citigroup 3-Month Treasury Bill (T-Bill) Index.

The Nationwide Investor Destinations Conservative Fund benchmark consists of 45% Citigroup 3-Month Treasury Bill (T-Bill) Index, 35% Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers (LB) U.S. Aggregate Index) and 20% Standard & Poor’s 500® (S&P 500) Index.

Barclays Capital U.S. Aggregate Bond Index [formerly Lehman Brothers (LB) U.S. Aggregate Index]: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s MidCap 400 (S&P 400) Index: An unmanaged index that measures the performance of the stocks of 400 medium-sized U.S. companies.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Sales charge and fee information: Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Moderately Aggressive Fund, Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Moderately Conservative Fund and Nationwide Investor Destinations Conservative Fund Class A shares have a maximum sales charge (load) of 5.75% imposed on purchases (as a percentage of offering price). As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. Up to a 0.25% 12b-1 fee applies.

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 1-800-848-0920 to request a prospectus, or download a prospectus at nationwidefunds.com. Please read it carefully before investing any money.

Each Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations. Each Fund’s underlying funds may be subject to specific investment risks such as those associated with small companies, international securities, initial public offerings, bonds and short-term

2 Annual Report 2008

instruments. Please see the Funds’ prospectus for information about the specific risks of this type of an investment.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets. Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market.

•	The U.S. Treasury Temporary Guarantee Program provides a guarantee to participating money market mutual fund shareholders based on the number of shares invested in the fund at the close of business on September 19, 2008.

•	Any increase in the number of shares an investor holds after the close of business on September 19, 2008, will not be guaranteed.

•	If a customer closes his or her account with a fund or broker-dealer, any future investment in the fund will not be guaranteed.

•	If the number of shares an investor holds fluctuates during the period, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less.

•	The Program, which was set to expire on December 18, 2008, has been extended by the United States Treasury and is set to expire on April 30, 2009.

The Funds’ adviser or its employees, may have a position in the securities named in this report. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass.

Nationwide Funds distributed by Nationwide Fund Distributors LLC, Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services, Inc. (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds. NFS is an affiliate of Nationwide Mutual Insurance Company.

2008 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the year ended October 31, 2008.

The economic conditions during the reporting period were driven by events that began to take shape in mid-year 2007 as the bursting of the U.S. housing bubble triggered a number of collateral impacts across the global economy. Specifically, substantial dislocations occurred in global financial markets. The financial imbalances and subprime mortgage default issues that became obvious to everyone in late 2007 mushroomed into a global financial crisis marked by diminishing liquidity and plunging asset values.

Financial services and cyclical stocks were the areas most aggressively pressured during the reporting period as the economy slowed and the residential housing market and the mortgages backing it soured. These problems included: (1) the failures of several prominent U.S. financial institutions; (2) the U.S. government’s takeover of Fannie Mae and Freddie Mac (the government-sponsored enterprises representing a large portion of the U.S. residential mortgage market); (3) the reorganization of Wall Street’s remaining investment banks (The Goldman Sachs Group, Inc. and Morgan Stanley) as bank holding companies; and (4) the need to pass a $700 billion Troubled Asset Relief Program (TARP) bill by the U.S. Congress.

In short, the reporting period was filled with events that have not happened in more than 50 years, and, in many cases, since the Great Depression. Worldwide recession fears, fueled by these financial problems, resulted in sizable double-digit declines in nearly all segments of the investment market as well as increased volatility throughout the reporting period, along with rapid changes in relative performance among economic sectors. This was especially true in commodities; prices both surged and fell sharply during the course of the reporting period.

Large-capitalization U.S. equities, as measured by the large-cap Standard & Poor’s 500® (S&P 500) Index, fell 36% during the reporting period as credit markets deteriorated and market volatility reached record levels. Mid-cap U.S. equities, as measured by the Standard & Poor’s MidCap 400 (S&P 400) Index, lost 37%, and small-cap U.S. equities, as measured by the Russell 2000® Index, declined 34%.

In general, international stocks were even more negatively affected than U.S. equities. International developed market stocks, as measured by the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, lost more than 46% during the reporting period, including a loss of more than 34% during the last three months of the period. Emerging market stocks, as measured by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, lost more than 56% during the reporting period, including a loss of more than 44% during the last three months of the period.

The reporting period was a time of general disappointment for fixed-income investors as well. The broad-based Barclays Capital U.S. Aggregate Bond Index [formerly Lehman Brothers (LB) U.S. Aggregate Bond Index] gained a mere 0.31%. Continuing credit market woes, however, coupled with uncertainty about the extent of government intervention to help ease the liquidity crunch, served to drag down U.S. investment-grade corporate bonds by nearly 14% during the reporting period.

4 Annual Report 2008

Nationwide Investor Destinations Aggressive Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2008, the Nationwide Investor Destinations Aggressive Fund (Class A at NAV) registered -38.07% versus -34.56% for its composite benchmark, 95% Standard & Poor’s 500® (S&P 500) Index and 5% Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers (LB) U.S. Aggregate Bond Index). For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Global Multi-Cap Core Funds (consisting of 121 funds as of October 31, 2008) was -40.06% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Only one of the Fund’s underlying investments – the Nationwide Bond Index Fund (with a relatively small allocation within the Fund of approximately 5%) – posted a positive return, gaining 0.04% during the reporting period. U.S. Treasury, Agency and Agency mortgage-backed securities all posted gains during the reporting period; as a result, these sectors were the strongest performers in the Barclays Capital U.S. Aggregate Bond Index [formerly Lehman Brothers (LB)U.S. Aggregate Bond Index] for the period. Corporate bonds and securitized issues lagged the broad market. The broad corporate bond sector dropped 13.82%, and financials were the most notable underperformers.

What areas of investment detracted from Fund performance?

The declines posted by the Fund’s two largest positions, the Nationwide S&P 500 Index Fund, with -36.25%, and the Nationwide International Index Fund, with -46.44% (whose allocations within the Fund are approximately 40% and 30%, respectively) proved to be the largest negative contributors to the Fund as a whole during the reporting period. All 10 sectors within the S&P 500 Index recorded negative performance for the reporting period. Although each sector lost ground, among the relatively better performers were consumer staples, with -11.85%; health care, with -23.96%; and utilities, with -29.02%. The weakest sector performers were financials, wi th -52.09%; information technology, with -41.21%; and materials, with -41.18%. Similarly, all 10 sectors and 21 countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index recorded negative returns for the reporting period. Of these, the relatively better performing sectors included health care, with -20.52%; utilities, with -30.84%; and consumer staples, with -31.86%. As for country allocations within the Fund, the highest returns during the reporting period (although significantly negative) were Switzerland, with -32.30%; Japan, with -37.50%; and France, with -46.29%.

What is your outlook for the near term?

We have experienced several months of unprecedented market declines with no apparent end in sight. Governments around the world have come to the rescue of some of the largest and best-known financial firms. October 2008 witnessed even steeper market declines and volatility at or near all-time high levels. The U.S. economy has slowed dramatically since 2007 and near-term prospects do not appear to be good. Many investors appear to have run for cover in the hope that this latest wave of market declines – spawned by the many problems that surfaced in 2007 in the housing and mortgage markets – will not further erode their capital. Given the continuing crisis in the global equity and credit markets, the investment outlook for the near term appears to be relatively bleak.

We believe that the ongoing market turbulence underscores the critical importance of investing for the long term in a broadly diversified solution such as the Nationwide Investor Destinations Funds. By combining underlying investments in major asset classes that typically behave differently under various market conditions, it is possible for these Funds to achieve higher risk-adjusted returns over time than those that could be achieved with a less-diversified portfolio of investments. We believe this particular Fund’s substantial equity-oriented allocations across U.S. and international markets position the Fund well to deliver the potential for strong, risk-adjusted returns for the aggressive investor over the long term.

The table below on the next page lists the target allocation for each of the Fund’s underlying

2008 Annual Report 5

investments as of October 31, 2008, and how each underlying fund performed during the reporting period.

Nationwide Investor Destinations Aggressive Fund
Performance of Underlying Investments for the 12 Months Ended October 31, 2008

Asset Classes	Underlying Investments	Target Allocation*	12-Month Return

Large-Cap Stocks	Nationwide S&P 500 Index	40%	-36.25%
	Fund

International Stocks	Nationwide International	30%	-46.44%
	Index Fund

Mid-Cap Stocks	Nationwide Mid Cap Market	15%	-36.63%
	Index Fund

Small-Cap Stocks	Nationwide Small Cap	10%	-34.45%
	Index Fund

Intermediate-Term Bonds	Nationwide Bond Index Fund	5%	0.03%

*	Fund target allocations are as of October 31, 2008

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Portfolio Manager:
Thomas R. Hickey, Jr., Nationwide Fund Advisors

6 Annual Report 2008

Fund Performance	Nationwide Investor Destinations Aggressive Fund

Average Annual Total Return
(For periods ended October 31, 2008)

					Expense
		1 Yr.	5 Yr.	Inception[1]	Ratio*

Class A	w/o SC2	-38.07%	1.32%	-1.71%	0.75%
	w/SC3	-41.63%	0.12%	-2.38%

Class B	w/o SC2	-38.50%	0.62%	-2.39%	1.49%
	w/SC4	-41.42%	0.27%	-2.39%

Class C5	w/o SC2	-38.51%	0.60%	-2.41%	1.49%
	w/SC6	-39.10%	0.60%	-2.41%

Class R7,8		-38.27%	1.14%	-2.10%	1.19%

Institutional Class[7,9]		-37.86%	1.60%	-1.56%	0.49%

Service Class[7]		-38.09%	1.21%	-1.78%	0.89%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2007. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Aggressive Fund, Barclays Capital U.S. Aggregate Bond Index [Formerly Lehman Brothers U.S. Aggregate Bond Index](a), S&P 500 Index (S&P 500)(b), the Aggressive Composite Index(c), and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate,

2008 Annual Report 7

Fund Performance	Nationwide Investor Destinations Aggressive Fund
Continued

asset-backed, and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The Aggressive Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Aggressive Composite is a combination of the S&P 500 (95%) and the Barclays Capital U.S. Aggregate Bond Index (5%).

(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

8 Annual Report 2008

Shareholder	Nationwide Investor Destinations

Expense Example	Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2008

			Beginning	Ending	Expenses Paid	Expense Ratio
Nationwide Investor Destinations			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Aggressive Fund			05/01/08	10/31/08	05/01/08 - 10/31/08[a]	05/01/08 - 10/31/08[a]

Class A Shares	Actual		1,000.00	682.73	2.21	0.52
	Hypothetical	[b]	1,000.00	1,022.51	2.66	0.52

Class B Shares	Actual		1,000.00	680.80	5.12	1.21
	Hypothetical	[b]	1,000.00	1,019.05	6.17	1.21

Class C Shares	Actual		1,000.00	680.18	5.12	1.21
	Hypothetical	[b]	1,000.00	1,019.05	6.17	1.21

Class R Shares	Actual		1,000.00	682.24	3.49	0.82
	Hypothetical	[b]	1,000.00	1,020.99	4.20	0.82

Institutional Class	Actual		1,000.00	684.33	0.89	0.21
	Hypothetical	[b]	1,000.00	1,024.08	1.07	0.21

Service Class	Actual		1,000.00	683.06	2.31	0.54
	Hypothetical	[b]	1,000.00	1,022.40	2.77	0.54

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Annual Report 9

Portfolio Summary	Nationwide Investor Destinations Aggressive Fund
October 31, 2008

Asset Allocation

Mutual Funds	100.1%
Liabilities in excess of other assets	-0.1%

100.0%

Top Industries

Equity Funds	94.4%
Fixed Income Funds	5.7%
Other	-0.1%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	41.4%
Nationwide International Index Fund, Institutional Class	28.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	14.4%
Nationwide Small Cap Index Fund, Institutional Class	9.7%
Nationwide Bond Index Fund, Institutional Class	5.7%
Other	-0.1%

100.0%

10 Annual Report 2008

Statement of Investments
October 31, 2008

Nationwide Investor Destinations Aggressive Fund

Mutual Funds 100.1%(a)

	Shares	Value

Equity Funds 94.4%
Nationwide International Index Fund, Institutional Class	32,897,814	$208,901,120
Nationwide Mid Cap Market Index Fund, Institutional Class	10,482,246	104,403,168
Nationwide S&P 500 Index Fund, Institutional Class	36,826,108	299,396,257
Nationwide Small Cap Index Fund, Institutional Class	8,388,021	69,872,212

		682,572,757
Fixe d Income Fund 5.7%
Nationwide Bond Index Fund, Institutional Class	4,012,058	41,364,321

Total Investments (Cost $1,013,568,685) (b) — 100.1%		723,937,078
Liabilities in excess of other assets — (0.1)%		(506,793)

NET ASSETS — 100.0%		$723,430,285

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation / (depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 11

Statement of Assets and Liabilities
October 31, 2008

Nationwide Investor
Destinations Aggressive Fund

Assets:
Investments in affiliates, at value (cost $1,013,568,685 )	$723,937,078
Dividend receivable	163,791
Receivable for capital shares issued	651,166
Prepaid expenses and other assets	50,092

Total Assets	724,802,127

Liabilities:
Payable for investments purchased	256,854
Payable for capital shares redeemed	627,713
Accrued expenses and other payables:
Investment advisory fees	81,114
Accounting and transfer agent fees	42,411
Distribution fees	211,516
Administrative servicing fees	57,387
Trustee fees	2,544
Compliance program costs (Note 3)	3,667
Custodian fees	8,717
Other	79,919

Total Liabilities	1,371,842

Net Assets	$723,430,285

Represented by:
Capital	$963,451,380
Accumulated undistributed net investment income	–
Accumulated net realized gains from investment transactions	49,610,512
Net unrealized appreciation/(depreciation) from investments	(289,631,607)

Net Assets	$723,430,285

Net Assets:
Class A Shares	$41,992,722
Class B Shares	12,167,277
Class C Shares	69,599,437
Class R Shares	36,259,161
Institutional Class Shares	25,347,433
Service Class Shares	538,064,255

Total	$723,430,285

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2008

Nationwide Investor
Destinations Aggressive Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	5,981,452
Class B Shares	1,756,564
Class C Shares	10,071,267
Class R Shares	5,218,481
Institutional Class Shares	3,582,220
Service Class Shares	76,443,977

Total	103,053,961

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$7.02
Class B Shares (a)	$6.93
Class C Shares (b)	$6.91
Class R Shares	$6.95
Institutional Class Shares	$7.08
Service Class Shares	$7.04
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.45

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 13

Statement of Operations
For the Year Ended October 31, 2008

Nationwide
Investor
Destinations
Aggressive Fund

INVESTMENT INCOME:
Dividend income from affiliates	$23,621,569
Interest income from affiliates	8,338

Total Income	23,629,907

EXPENSES:
Investment advisory fees	1,318,248
Accounting and transfer agent fees	292,538
Distribution fees Class A	164,918
Distribution fees Class B	181,568
Distribution fees Class C	1,043,810
Distribution fees Class R	197,767
Distribution fees Service Class	1,880,815
Administrative servicing fees Class A	20,503
Administrative servicing fees Class R	48,228
Administrative servicing fees Service Class	1,097,815
Registration and filing fees	26,801
Professional fees	156,377
Printing fees	98,486
Trustee fees	54,361
Custodian fees	61,342
Other	69,612

Total expenses before waived expenses	6,713,189

Earning credit (Note 4)	(13,275)
Administrator fees voluntarily waived	(16,166)

Net Expenses	6,683,748

NET INVESTMENT INCOME	16,946,159

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	25,926,912
Net realized gains from investment transactions with affiliates	31,656,718

Net realized gains from investment transactions with affiliated funds	57,583,630

Net change in unrealized appreciation/(depreciation) from investments	(527,246,654)

Net realized/unrealized losses from investments	(469,663,024)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(452,716,865)

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2008

Statements of Changes in Net Assets

	Nationwide Investor Destinations Aggressive Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007
Operations:
Net investment income	$16,946,159	$15,731,531
Net realized gains from investment transactions	57,583,630	46,995,869
Net change in unrealized appreciation/(depreciation) from investments	(527,246,654)	92,831,808

Change in net assets resulting from operations	(452,716,865)	155,559,208

Distributions to Shareholders From:
Net investment income:
Class A	(1,562,467)	(1,881,143)
Class B	(292,187)	(364,681)
Class C	(1,675,049)	(2,095,868)
Class R	(745,951)	(258,245)
Institutional Class	(871,085)	(470,760)
Service Class	(16,113,602)	(18,225,315)
Net realized gains:
Class A	(2,780,369)	(1,427,745)
Class B	(707,644)	(382,411)
Class C	(4,059,419)	(2,145,163)
Class R	(1,076,571)	(72,786)
Institutional Class	(1,226,204)	(48,542)
Service Class	(27,644,364)	(15,278,242)

Change in net assets from shareholder distributions	(58,754,912)	(42,650,901)

Change in net assets from capital transactions	16,736,685	253,821,600

Change in net assets	(494,735,092)	366,729,907

Net Assets:
Beginning of period	1,218,165,377	851,435,470

End of period	$723,430,285	$1,218,165,377

Accumulated undistributed net investment income at end of period	$—	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$14,691,880	$43,791,018
Dividends reinvested	2,941,567	2,119,676
Cost of shares redeemed	(32,654,807)	(25,605,952)

Total Class A	(15,021,360)	20,304,742

Class B Shares
Proceeds from shares issued	1,755,554	4,924,237
Dividends reinvested	646,969	509,440
Cost of shares redeemed	(3,171,393)	(2,422,744)

Total Class B	(768,870)	3,010,933

Class C Shares
Proceeds from shares issued	17,475,451	37,539,327
Dividends reinvested	1,687,986	1,103,530
Cost of shares redeemed	(24,918,281)	(16,792,811)

Total Class C	(5,754,844)	21,850,046

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 15

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Aggressive Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007
Class R Shares
Proceeds from shares issued	31,843,428	28,636,911
Dividends reinvested	1,534,572	213,659
Cost of shares redeemed	(5,758,580)	(3,216,413)

Total Class R	27,619,420	25,634,157

Institutional Class Shares
Proceeds from shares issued	14,720,387	34,999,727
Dividends reinvested	2,097,279	519,302
Cost of shares redeemed	(9,037,065)	(5,136,089)

Total Institutional Class	7,780,601	30,382,940

Service Class Shares
Proceeds from shares issued	98,466,004	208,483,328
Dividends reinvested	43,744,423	33,491,774
Cost of shares redeemed	(139,328,689)	(89,336,320)

Total Service Class	2,881,738	152,638,782

Change in net assets from capital transactions:	$16,736,685	$253,821,600

SHARE TRANSACTIONS:
Class A Shares
Issued	1,480,463	3,881,554
Reinvested	274,406	190,550
Redeemed	(3,287,261)	(2,239,900)

Total Class A Shares	(1,532,392)	1,832,204

Class B Shares
Issued	172,759	441,161
Reinvested	60,654	46,522
Redeemed	(332,772)	(215,706)

Total Class B Shares	(99,359)	271,977

Class C Shares
Issued	1,748,711	3,394,302
Reinvested	158,812	100,820
Redeemed	(2,628,088)	(1,495,654)

Total Class C Shares	(720,565)	1,999,468

Class R Shares
Issued	3,212,498	2,529,977
Reinvested	146,606	18,910
Redeemed	(598,867)	(285,445)

Total Class R Shares	2,760,237	2,263,442

Institutional Class Shares
Issued	1,420,005	3,133,939
Reinvested	195,846	45,160
Redeemed	(903,945)	(441,538)

Total Institutional Class Shares	711,906	2,737,561

The accompanying notes are an integral part of these financial statements.

16 Annual Report 2008

	Nationwide Investor Destinations Aggressive Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	9,923,310	18,443,978
Reinvested	4,084,791	3,009,347
Redeemed	(13,708,879)	(7,924,889)

Total Service Class Shares	299,222	13,528,436

Total change in shares:	1,419,049	22,633,088

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 17

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Aggressive Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
	Net Asset		and									Ratio of Net	Expenses
	Value,		Unrealized								Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2008	$11.99	0.18	(4.54)	(4.36)	(0.23)	(0.38)	(0.61)	$7.02	(38.07%)	$41,992,722	0.48%	1.88%	0.48%	16.79%
Year Ended October 31, 2007	$10.77	0.20	1.52	1.72	(0.27)	(0.23)	(0.50)	$11.99	16.46%	$90,083,962	0.45%	1.67%	0.45%	3.92%
Year Ended October 31, 2006	$9.48	0.15	1.53	1.68	(0.20)	(0.19)	(0.39)	$10.77	18.13%	$61,216,843	0.45%	1.27%	0.46%	4.80%
Year Ended October 31, 2005	$8.61	0.19	0.87	1.06	(0.19)	–	(0.19)	$9.48	12.36%	$38,583,404	0.49%	1.87%	–(f)	6.51%
Year Ended October 31, 2004	$7.81	0.10	0.80	0.90	(0.10)	–	(0.10)	$8.61	11.55%	$19,737,415	0.47%	1.06%	–(f)	2.12%

Class B Shares
Year Ended October 31, 2008	$11.84	0.11	(4.48)	(4.37)	(0.16)	(0.38)	(0.54)	$6.93	(38.50%)	$12,167,277	1.20%	1.13%	1.21%	16.79%
Year Ended October 31, 2007	$10.66	0.12	1.50	1.62	(0.21)	(0.23)	(0.44)	$11.84	15.62%	$21,966,705	1.19%	0.95%	1.19%	3.92%
Year Ended October 31, 2006	$9.38	0.08	1.52	1.60	(0.13)	(0.19)	(0.32)	$10.66	17.39%	$16,889,601	1.19%	0.64%	1.19%	4.80%
Year Ended October 31, 2005	$8.53	0.11	0.86	0.97	(0.12)	–	(0.12)	$9.38	11.46%	$11,760,611	1.21%	1.18%	–(f)	6.51%
Year Ended October 31, 2004	$7.74	0.04	0.80	0.84	(0.05)	–	(0.05)	$8.53	10.86%	$7,414,335	1.20%	0.35%	–(f)	2.12%

18 Annual Report 2008

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Aggressive Fund (Continued)

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
	Net Asset		and									Ratio of Net	Expenses
	Value,		Unrealized								Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class C Shares
Year Ended October 31, 2008	$11.81	0.11	(4.47)	(4.36)	(0.16)	(0.38)	(0.54)	$6.91	(38.51%)	$69,599,437	1.20%	1.13%	1.21%	16.79%
Year Ended October 31, 2007	$10.64	0.12	1.49	1.61	(0.21)	(0.23)	(0.44)	$11.81	15.55%	$127,449,809	1.19%	0.95%	1.19%	3.92%
Year Ended October 31, 2006	$9.37	0.07	1.52	1.59	(0.13)	(0.19)	(0.32)	$10.64	17.29%	$93,557,002	1.19%	0.65%	1.19%	4.80%
Year Ended October 31, 2005	$8.52	0.12	0.86	0.98	(0.13)	–	(0.13)	$9.37	11.49%	$71,231,493	1.21%	1.16%	–(f)	6.51%
Year Ended October 31, 2004	$7.73	0.04	0.80	0.84	(0.05)	–	(0.05)	$8.52	10.88%	$43,667,578	1.20%	0.32%	–(f)	2.12%

Class R Shares
Year Ended October 31, 2008	$11.88	0.17	(4.52)	(4.35)	(0.20)	(0.38)	(0.58)	$6.95	(38.27%)	$36,259,161	0.83%	1.47%	0.83%	16.79%
Year Ended October 31, 2007	$10.69	0.21	1.46	1.67	(0.25)	(0.23)	(0.48)	$11.88	16.11%	$29,198,877	0.77%	1.19%	0.77%	3.92%
Year Ended October 31, 2006	$9.42	0.16	1.49	1.65	(0.19)	(0.19)	(0.38)	$10.69	17.93%	$2,083,122	0.79%	0.88%	0.80%	4.80%
Year Ended October 31, 2005	$8.56	0.18	0.86	1.04	(0.18)	–	(0.18)	$9.42	12.19%	$215,578	0.63%	1.47%	–(f)	6.51%
Year Ended October 31, 2004	$7.74	0.07	0.82	0.89	(0.07)	–	(0.07)	$8.56	11.58%	$37,539	0.63%	0.93%	–(f)	2.12%

Institutional Class Shares
Year Ended October 31, 2008	$12.08	0.21	(4.57)	(4.36)	(0.26)	(0.38)	(0.64)	$7.08	(37.86%)	$25,347,433	0.20%	2.09%	0.20%	16.79%
Year Ended October 31, 2007	$10.84	0.28	1.48	1.76	(0.29)	(0.23)	(0.52)	$12.08	16.77%	$34,670,326	0.19%	1.80%	0.19%	3.92%
Year Ended October 31, 2006	$9.53	0.22	1.50	1.72	(0.22)	(0.19)	(0.41)	$10.84	18.54%	$1,439,446	0.18%	1.74%	0.19%	4.80%
Period Ended October 31, 2005 (g)	$9.31	0.09	0.25	0.34	(0.12)	–	(0.12)	$9.53	3.66%	$1,036	0.24%	1.39%	–(f)	6.51%

2008 Annual Report 19

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Aggressive Fund (Continued)

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
	Net Asset		and									Ratio of Net	Expenses
	Value,		Unrealized								Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Service Class Shares
Year Ended October 31, 2008	$12.01	0.18	(4.55)	(4.37)	(0.22)	(0.38)	(0.60)	$7.04	(38.09%)	$538,064,255	0.60%	1.74%	0.60%	16.79%
Year Ended October 31, 2007	$10.80	0.19	1.51	1.70	(0.26)	(0.23)	(0.49)	$12.01	16.20%	$914,795,698	0.59%	1.55%	0.59%	3.92%
Year Ended October 31, 2006	$9.50	0.14	1.54	1.68	(0.19)	(0.19)	(0.38)	$10.80	18.04%	$676,249,456	0.59%	1.16%	0.60%	4.80%
Year Ended October 31, 2005	$8.63	0.18	0.87	1.05	(0.18)	–	(0.18)	$9.50	12.18%	$439,966,300	0.62%	1.78%	–(f)	6.51%
Year Ended October 31, 2004	$7.82	0.09	0.81	0.90	(0.09)	–	(0.09)	$8.63	11.50%	$282,485,709	0.59%	0.94%	0.60%	2.12%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	There were no fee reductions during the period.
(g)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.
-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

20 Annual Report 2008

Nationwide Investor Destinations Moderately Aggressive Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2008, the Nationwide Investor Destinations Moderately Aggressive Fund (Class A at NAV) registered -32.83% versus -29.69% for its composite benchmark, 80% Standard & Poor’s 500® (S&P 500) Index, 15% Barclays Capital U.S. Aggregate Bond Index [formerly Lehman Brothers (LB) U.S. Aggregate Bond Index] and 5% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 666 funds as of October 31, 2008) was -30.82% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Only two of the Fund’s underlying investments – Nationwide Bond Index Fund (with an allocation within the Fund of approximately 15%) and the Nationwide Contract (with an allocation within the Fund of approximately 5%) – posted positive returns, gaining 0.04% and 4.08%, respectively. U.S. Treasury, Agency and Agency mortgage-backed securities all posted gains during the reporting period; as a result, these sectors were the strongest performers in the Barclays Capital US Aggregate Bond Index for the period. Corporate bonds and securitized issues lagged the broad market. The broad corporate bond sector dropped 13.82%, and financials were the most notable underperformer. The Nationwide Contract is a fixed-interest contract issued and guaranteed by Nationwide Life Insurance Company that has a stable principal value and pays a credited interest rate that can change quarterly.

What areas of investment detracted from Fund performance?

The declines posted by the Fund’s two largest positions, the Nationwide S&P 500 Index Fund, with

-36.25%, and the Nationwide International Index Fund, with -46.44% (whose allocations within the Fund are approximately 35% and 25%, respectively) proved to be the largest negative contributors to the Fund as a whole during the period. All 10 sectors within the S&P 500 Index recorded negative performance for the reporting period. Although each sector lost ground, the relatively better performers among the sectors were consumer staples, with -11.85%; health care, with -23.96%; and utilities, with -29.02%. The weakest sector performers were financials, with -52.09%; information technology, with -41.21%; and materials, with -41.18%. Similarly, all 10 sectors and 21 countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index recorded negative returns for the reporting period. Although each sector lost ground, the relatively better performing sectors included health care, with -20.52%; utilities, with -30.84%; and consumer staples, with -31.86%. As for country allocations within the Fund, the highest returns during the reporting period (although significantly negative) were Switzerland, with -32.30%; Japan, with -37.50%; and France, with -46.29%.

What is your outlook for the near term?

We have experienced several months of unprecedented market declines with no apparent end in sight. Governments around the world have come to the rescue of some of the largest and best-known financial firms. October 2008 witnessed even steeper market declines and volatility at or near all-time high levels. The U.S. economy has slowed dramatically since 2007 and near-term prospects do not appear to be good. Many investors appear to have run for cover in the hope that this latest wave of market declines – spawned by the many problems that surfaced in 2007 in the housing and mortgage markets – will not erode their capital further. Given the continuing crisis in the global equity and credit markets, the investment outlook for the near term appears to be relatively bleak.

We believe that the ongoing market turbulence underscores the critical importance of investing for the long term in a broadly diversified solution such as the Nationwide Investor Destinations Funds. By combining underlying investments in major asset classes that typically behave differently under various market conditions, it is possible for the Funds to achieve higher risk-adjusted returns over time than those that could be achieved with a less-diversified portfolio of investments. We believe this particular Fund’s substantial equity-oriented allocations across

2008 Annual Report 21

U.S. and international markets, with a modest fixed-income allocation, position the Fund well to deliver the potential for strong, risk-adjusted returns for the moderately aggressive investor over the long term.

The table below lists the target allocation for each of the Fund’s underlying investments as of October 31, 2008, and how each underlying fund performed during the reporting period.

Nationwide Investor Destinations Moderately Aggressive Fund
Performance of Underlying Investments for the 12 Months Ended October 31, 2008

		Target	12-Month
Asset Classes	Underlying Investments	Allocation*	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	35%	-36.25%

International Stocks	Nationwide International Index Fund	25%	-46.44%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	15%	-36.63%

Intermediate –Term Bonds	Nationwide Bond Index Fund	15%	0.03%

Short-Term Bonds	Nationwide Contract	5%	4.08%

Small-Cap Stocks	Nationwide Small Cap Index Fund	5%	-34.45%

*	Fund target allocations are as of October 31, 2008

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares for each underlying investment except the Nationwide Contract. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Portfolio Manager:
Thomas R. Hickey, Jr., Nationwide Fund Advisors

22 Annual Report 2008

Fund Performance	Nationwide Investor Destinations Moderately Aggressive Fund

Average Annual Total Return
(For periods ended October 31, 2008)

					Expense
		1 Yr.	5 Yr.	Inception[1]	Ratio*

Class A	w/o SC2	-32.83%	1.69%	-0.60%	0.73%
	w/SC3	-36.67%	0.49%	-1.28%

Class B	w/o SC2	-33.38%	0.95%	-1.32%	1.47%
	w/SC4	-36.57%	0.59%	-1.32%

Class C5	w/o SC2	-33.38%	0.93%	-1.29%	1.47%
	w/SC6	-34.02%	0.93%	-1.29%

Class R7,8		-33.06%	1.47%	-1.02%	1.17%

Institutional Class[7,9]		-32.65%	1.88%	-0.49%	0.47%

Service Class[7]		-32.96%	1.56%	-0.68%	0.86%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2007. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Moderately Aggressive Fund, Barclays Capital U.S. Aggregate Bond Index [formerly Lehman Brothers U.S. Aggregate Bond Index](a), S&P 500 Index (S&P 500)(b), the Citigroup 3-Month T Bill Index(c), the Moderately Aggressive Composite Index(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

2008 Annual Report 23

Fund Performance	Nationwide Investor Destinations Moderately Aggressive Fund
Continued

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Moderately Aggressive Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderately Aggressive Composite is a combination of the S&P 500 (80%), the Barclays Capital U.S. Aggregate Bond Index (15%) and the Citigroup 3-Month T Bill Index (5%).

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

24 Annual Report 2008

Shareholder	Nationwide Investor Destinations

Expense Example	Moderately Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2008

			Beginning	Ending	Expenses Paid	Expense Ratio
Nationwide Investor Destinations			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Moderately Aggressive Fund			05/01/08	10/31/08	05/01/08 - 10/31/08[a]	05/01/08 - 10/31/08[a]

Class A Shares	Actual		1,000.00	723.49	2.04	0.47
	Hypothetical	[b]	1,000.00	1,022.77	2.40	0.47

Class B Shares	Actual		1,000.00	720.35	5.25	1.21
	Hypothetical	[b]	1,000.00	1,019.04	6.17	1.21

Class C Shares	Actual		1,000.00	720.32	5.24	1.21
	Hypothetical	[b]	1,000.00	1,019.04	6.17	1.21

Class R Shares	Actual		1,000.00	722.17	3.58	0.83
	Hypothetical	[b]	1,000.00	1,020.98	4.21	0.83

Institutional Class	Actual		1,000.00	724.50	0.92	0.21
	Hypothetical	[b]	1,000.00	1,024.07	1.08	0.21

Service Class	Actual		1,000.00	722.80	2.36	0.55
	Hypothetical	[b]	1,000.00	1,022.39	2.78	0.55

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Annual Report 25

Portfolio Summary	Nationwide Investor Destinations Moderately Aggressive Fund
October 31, 2008

Asset Allocation

Mutual Funds	97.2%
Fixed Contract	2.9%
Liabilities in excess of other assets	-0.1%

100.0%

Top Industries

Equity Funds	77.6%
Fixed Income Funds	18.3%
Fixed Contract	2.9%
Money Market Fund	1.3%
Other	-0.1%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	35.3%
Nationwide International Index Fund, Institutional Class	23.5%
Nationwide Bond Index Fund, Institutional Class	16.7%
Nationwide Mid Cap Market Index Fund, Institutional Class	14.1%
Nationwide Small Cap Index Fund, Institutional Class	4.7%
Nationwide Fixed Contract, 4.00%	2.9%
Nationwide Enhanced Income Fund, Institutional Class	1.6%
Nationwide Money Market Fund, Institutional Class	1.3%
Other	-0.1%

100.0%

26 Annual Report 2008

Statement of Investments
October 31, 2008

Nationwide Investor Destinations Moderately Aggressive Fund

Mutual Funds 97.2%(a)

	Shares	Value

Equity Funds 77.6%
Nationwide International Index Fund, Institutional Class	45,358,181	$288,024,451
Nationwide Mid Cap Market Index Fund, Institutional Class	17,345,550	172,761,674
Nationwide S&P 500 Index Fund, Institutional Class	53,317,259	433,469,314
Nationwide Small Cap Index Fund, Institutional Class	6,939,531	57,806,294

		952,061,733

Fixed Income Funds 18.3%
Nationwide Bond Index Fund, Institutional Class	19,919,960	205,374,785
Nationwide Enhanced Income Fund, Institutional Class	2,183,834	19,785,539

		225,160,324

Money Market Fund 1.3%
Nationwide Money Market Fund, Institutional Class	15,773,112	15,773,112

Total Mutual Funds		1,192,995,169

Fixed Contract 2.9%(a) (b)

	Principal Amount	Value

Nationwide Fixed Contract, 4.00%	$35,355,409	35,355,409

Total Fixed Contract		35,355,409

Total Investments (Cost $1,625,134,693) (c) — 100.1%		1,228,350,578
Liabilities in excess of other assets — (0.1)%		(985,210)

NET ASSETS — 100.0%		$1,227,365,368

(a)	Investment in affiliate.

(b)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	See notes to financial statements for tax unrealized appreciation / (depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 27

Statement of Assets and Liabilities
October 31, 2008

Nationwide Investor Destinations Moderately
Aggressive Fund

Assets:
Investments in affiliates, at value (cost $1,625,134,693 )	$1,228,350,578
Dividend receivable	895,049
Receivable for capital shares issued	1,074,781
Prepaid expenses and other assets	54,258

Total Assets	1,230,374,666

Liabilities:
Payable for investments purchased	1,152,628
Payable for capital shares redeemed	1,055,636
Accrued expenses and other payables:
Investment advisory fees	137,363
Accounting and transfer agent fees	57,791
Distribution fees	373,854
Administrative servicing fees	79,844
Trustee fees	4,155
Compliance program costs (Note 3)	5,735
Custodian fees	16,944
Other	125,348

Total Liabilities	3,009,298

Net Assets	$1,227,365,368

Represented by:
Capital	$1,535,552,829
Accumulated undistributed net investment income	591,218
Accumulated net realized gains from investment transactions	88,005,436
Net unrealized appreciation/(depreciation) from investments	(396,784,115)

Net Assets	$1,227,365,368

Net Assets:
Class A Shares	$66,098,117
Class B Shares	26,143,633
Class C Shares	132,062,033
Class R Shares	82,732,049
Institutional Class Shares	53,214,335
Service Class Shares	867,115,201

Total	$1,227,365,368

The accompanying notes are an integral part of these financial statements.

28 Annual Report 2008

Nationwide Investor Destinations Moderately
Aggressive Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	8,594,378
Class B Shares	3,452,472
Class C Shares	17,435,119
Class R Shares	10,921,170
Institutional Class Shares	6,922,640
Service Class Shares	112,889,561

Total	160,215,340

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$7.69
Class B Shares (a)	$7.57
Class C Shares (b)	$7.57
Class R Shares	$7.58
Institutional Class Shares	$7.69
Service Class Shares	$7.68
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.16

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 29

Statement of Operations
For the Year Ended October 31, 2008

Nationwide
Investor
Destinations
Moderately
Aggressive Fund

INVESTMENT INCOME:
Dividend income from affiliates	$41,855,623
Interest income from affiliates	1,553,924

Total Income	43,409,547

EXPENSES:
Investment advisory fees	2,119,233
Accounting and transfer agent fees	479,597
Distribution fees Class A	231,041
Distribution fees Class B	374,069
Distribution fees Class C	1,923,435
Distribution fees Class R	412,250
Distribution fees Service Class	2,897,216
Administrative servicing fees Class A	7,179
Administrative servicing fees Class R	109,083
Administrative servicing fees Service Class	1,683,210
Registration and filing fees	36,805
Professional fees	250,596
Printing fees	137,255
Trustee fees	86,863
Custodian fees	110,702
Other	108,322

Total expenses before waived expenses	10,966,856

Earning credit (Note 4)	(23,190)
Administrator fees voluntarily waived	(24,930)

Net Expenses	10,918,736

NET INVESTMENT INCOME	32,490,811

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	34,141,604
Net realized gains from investment transactions with affiliates	61,342,188

Net realized gains from investment transactions with affiliated funds	95,483,792

Net change in unrealized appreciation/(depreciation) from investments	(739,797,320)

Net realized/unrealized losses from investments	(644,313,528)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(611,822,717)

The accompanying notes are an integral part of these financial statements.

30 Annual Report 2008

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderately Aggressive Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

Operations:
Net investment income	$32,490,811	$31,571,141
Net realized gains from investment transactions	95,483,792	52,319,655
Net change in unrealized appreciation/(depreciation) from investments	(739,797,320)	138,635,961

Change in net assets resulting from operations	(611,822,717)	222,526,757

Distributions to Shareholders From:
Net investment income:
Class A	(2,331,952)	(2,632,785)
Class B	(675,565)	(857,832)
Class C	(3,462,127)	(4,362,780)
Class R	(1,768,068)	(581,683)
Institutional Class	(1,874,682)	(1,075,534)
Service Class	(27,200,516)	(31,197,355)
Net realized gains:
Class A	(2,564,384)	(1,795,310)
Class B	(1,054,241)	(824,425)
Class C	(5,436,823)	(4,088,152)
Class R	(1,624,440)	(84,880)
Institutional Class	(1,748,195)	(85,526)
Service Class	(31,244,256)	(23,158,067)

Change in net assets from shareholder distributions	(80,985,249)	(70,744,329)

Change in net assets from capital transactions	22,152,655	346,807,264

Change in net assets	(670,655,311)	498,589,692

Net Assets:
Beginning of period	1,898,020,679	1,399,430,987

End of period	$1,227,365,368	$1,898,020,679

Accumulated undistributed net investment income at end of period	$591,218	$334,982

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$18,073,799	$48,170,259
Dividends reinvested	2,865,325	2,545,246
Cost of shares redeemed	(26,821,733)	(32,423,383)

Total Class A	(5,882,609)	18,292,122

Class B Shares
Proceeds from shares issued	2,380,286	4,852,912
Dividends reinvested	1,180,772	1,113,587
Cost of shares redeemed	(6,110,838)	(4,741,471)

Total Class B	(2,549,780)	1,225,028

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 31

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Aggressive Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$25,560,789	$48,233,511
Dividends reinvested	2,325,384	2,055,742
Cost of shares redeemed	(45,407,616)	(32,387,847)

Total Class C	(17,521,443)	17,901,406

Class R Shares
Proceeds from shares issued	66,531,114	58,024,876
Dividends reinvested	3,135,494	476,534
Cost of shares redeemed	(7,171,591)	(6,502,529)

Total Class R	62,495,017	51,998,881

Institutional Class Shares
Proceeds from shares issued	21,256,138	63,157,936
Dividends reinvested	3,622,871	1,161,060
Cost of shares redeemed	(8,679,307)	(7,617,090)

Total Institutional Class	16,199,702	56,701,906

Service Class Shares
Proceeds from shares issued	126,570,824	282,353,940
Dividends reinvested	58,444,538	54,355,351
Cost of shares redeemed	(215,603,594)	(136,021,370)

Total Service Class	(30,588,232)	200,687,921

Change in net assets from capital transactions:	$22,152,655	$346,807,264

SHARE TRANSACTIONS:
Class A Shares
Issued	1,753,054	4,228,098
Reinvested	263,859	225,572
Redeemed	(2,646,374)	(2,811,077)

Total Class A Shares	(629,461)	1,642,593

Class B Shares
Issued	232,408	431,046
Reinvested	109,284	100,292
Redeemed	(630,768)	(419,653)

Total Class B Shares	(289,076)	111,685

Class C Shares
Issued	2,463,899	4,289,749
Reinvested	215,282	185,013
Redeemed	(4,624,457)	(2,856,482)

Total Class C Shares	(1,945,276)	1,618,280

Class R Shares
Issued	6,518,747	5,097,065
Reinvested	296,008	41,679
Redeemed	(729,728)	(564,611)

Total Class R Shares	6,085,027	4,574,133

The accompanying notes are an integral part of these financial statements.

32 Annual Report 2008

	Nationwide Investor Destinations Moderately Aggressive Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	2,016,911	5,658,164
Reinvested	335,351	100,858
Redeemed	(881,390)	(658,751)

Total Institutional Class Shares	1,470,872	5,100,271

Service Class Shares
Issued	12,221,881	24,767,962
Reinvested	5,385,691	4,829,960
Redeemed	(20,391,321)	(12,003,273)

Total Service Class Shares	(2,783,749)	17,594,649

Total change in shares:	1,908,337	30,641,611

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 33

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Aggressive Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
	Net Asset		and									Ratio of Net	Expenses
	Value,		Unrealized								Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2008	$12.03	0.23	(4.03)	(3.80)	(0.26)	(0.28)	(0.54)	$7.69	(32.83%)	$66,098,117	0.46%	2.21%	0.46%	23.68%
Year Ended October 31, 2007	$11.00	0.25	1.31	1.56	(0.30)	(0.23)	(0.53)	$12.03	14.67%	$110,994,304	0.44%	2.09%	0.44%	2.80%
Year Ended October 31, 2006	$9.84	0.18	1.33	1.51	(0.22)	(0.13)	(0.35)	$11.00	15.66%	$83,365,165	0.46%	1.65%	0.47%	6.67%
Year Ended October 31, 2005	$9.10	0.21	0.74	0.95	(0.21)	–	(0.21)	$9.84	10.47%	$57,072,820	0.49%	2.10%	–(f)	5.51%
Year Ended October 31, 2004	$8.35	0.12	0.75	0.87	(0.12)	–	(0.12)	$9.10	10.48%	$35,416,274	0.47%	1.37%	0.47%	2.74%

Class B Shares
Year Ended October 31, 2008	$11.86	0.15	(3.98)	(3.83)	(0.18)	(0.28)	(0.46)	$7.57	(33.38%)	$26,143,633	1.20%	1.47%	1.20%	23.68%
Year Ended October 31, 2007	$10.85	0.16	1.31	1.47	(0.23)	(0.23)	(0.46)	$11.86	13.87%	$44,365,796	1.18%	1.37%	1.18%	2.80%
Year Ended October 31, 2006	$9.72	0.11	1.30	1.41	(0.15)	(0.13)	(0.28)	$10.85	14.83%	$39,398,958	1.19%	1.03%	1.20%	6.67%
Year Ended October 31, 2005	$8.99	0.14	0.73	0.87	(0.14)	–	(0.14)	$9.72	9.74%	$30,176,729	1.21%	1.40%	–(f)	5.51%
Year Ended October 31, 2004	$8.26	0.07	0.73	0.80	(0.07)	–	(0.07)	$8.99	9.66%	$19,546,083	1.19%	0.67%	1.19%	2.74%

34 Annual Report 2008

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Aggressive Fund (Continued)

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
	Net Asset		and									Ratio of Net	Expenses
	Value,		Unrealized								Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class C Shares
Year Ended October 31, 2008	$11.86	0.15	(3.98)	(3.83)	(0.18)	(0.28)	(0.46)	$7.57	(33.38%)	$132,062,033	1.20%	1.47%	1.20%	23.68%
Year Ended October 31, 2007	$10.86	0.16	1.30	1.46	(0.23)	(0.23)	(0.46)	$11.86	13.87%	$229,820,512	1.18%	1.37%	1.18%	2.80%
Year Ended October 31, 2006	$9.72	0.11	1.31	1.42	(0.15)	(0.13)	(0.28)	$10.86	14.83%	$192,829,644	1.19%	1.03%	1.20%	6.67%
Year Ended October 31, 2005	$8.99	0.14	0.73	0.87	(0.14)	–	(0.14)	$9.72	9.74%	$155,315,482	1.21%	1.39%	–(f)	5.51%
Year Ended October 31, 2004	$8.27	0.07	0.72	0.79	(0.07)	–	(0.07)	$8.99	9.58%	$99,210,776	1.19%	0.66%	1.19%	2.74%

Class R Shares
Year Ended October 31, 2008	$11.87	0.21	(3.99)	(3.78)	(0.23)	(0.28)	(0.51)	$7.58	(33.06%)	$82,732,049	0.84%	1.81%	0.84%	23.68%
Year Ended October 31, 2007	$10.87	0.24	1.27	1.51	(0.28)	(0.23)	(0.51)	$11.87	14.25%	$57,399,585	0.79%	1.69%	0.79%	2.80%
Year Ended October 31, 2006	$9.75	0.20	1.27	1.47	(0.22)	(0.13)	(0.35)	$10.87	15.43%	$2,847,424	0.80%	1.73%	0.80%	6.67%
Year Ended October 31, 2005	$9.01	0.20	0.74	0.94	(0.20)	–	(0.20)	$9.75	10.49%	$253,440	0.61%	1.92%	–(f)	5.51%
Year Ended October 31, 2004	$8.26	0.10	0.75	0.85	(0.10)	–	(0.10)	$9.01	10.27%	$62,882	0.62%	1.19%	–(f)	2.74%

Institutional Class Shares
Year Ended October 31, 2008	$12.03	0.26	(4.03)	(3.77)	(0.29)	(0.28)	(0.57)	$7.69	(32.65%)	$53,214,335	0.20%	2.44%	0.20%	23.68%
Year Ended October 31, 2007	$10.99	0.32	1.28	1.60	(0.33)	(0.23)	(0.56)	$12.03	14.96%	$65,583,607	0.19%	2.22%	0.19%	2.80%
Year Ended October 31, 2006	$9.85	0.25	1.27	1.52	(0.25)	(0.13)	(0.38)	$10.99	15.84%	$3,863,570	0.19%	2.07%	0.20%	6.67%
Period Ended October 31, 2005 (g)	$9.67	0.12	0.20	0.32	(0.14)	–	(0.14)	$9.85	3.37%	$1,033	0.24%	1.73%	–(f)	5.51%

2008 Annual Report 35

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Aggressive Fund (Continued)

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
	Net Asset		and									Ratio of Net	Expenses
	Value,		Unrealized								Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Service Class Shares
Year Ended October 31, 2008	$12.02	0.21	(4.03)	(3.82)	(0.24)	(0.28)	(0.52)	$7.68	(32.96%)	$867,115,201	0.60%	2.07%	0.60%	23.68%
Year Ended October 31, 2007	$10.98	0.24	1.32	1.56	(0.29)	(0.23)	(0.52)	$12.02	14.55%	$1,389,856,875	0.58%	1.97%	0.58%	2.80%
Year Ended October 31, 2006	$9.83	0.17	1.32	1.49	(0.21)	(0.13)	(0.34)	$10.98	15.53%	$1,077,126,226	0.59%	1.54%	0.60%	6.67%
Year Ended October 31, 2005	$9.08	0.20	0.75	0.95	(0.20)	–	(0.20)	$9.83	10.48%	$736,304,452	0.61%	1.98%	–(f)	5.51%
Year Ended October 31, 2004	$8.34	0.11	0.74	0.85	(0.11)	–	(0.11)	$9.08	10.22%	$452,237,154	0.59%	1.26%	0.59%	2.74%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	There were no fee reductions during the period.
(g)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.
-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

36 Annual Report 2008

Nationwide Investor Destinations Moderate Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2008, the Nationwide Investor Destinations Moderate Fund (Class A at NAV) registered -24.88% versus -22.74% for its composite benchmark, 60% Standard & Poor’s 500® (S&P 500) Index, 25% Barclays Capital U.S. Aggregate Bond Index [formerly Lehman Brothers (LB) U.S. Aggregate Bond Index] and 15% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 666 funds as of October 31, 2008) was -30.82% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Nationwide Contract and the Nationwide Money Market Fund (each with an allocation within the Fund of approximately 5%) posted positive returns, gaining 4.08% and 2.65%, respectively, during the reporting period. The Nationwide Contract is a fixed-interest contract issued and guaranteed by Nationwide Life Insurance Company that has a stable principal value and pays a credited interest rate that can change quarterly.

What areas of investment detracted from Fund performance?

The declines posted by the Nationwide S&P 500 Index Fund, with -36.25%, and the Nationwide International Index Fund, with -46.44% (whose allocations within the Fund are approximately 30% and 15%, respectively) proved to be the largest negative contributors to the Fund as a whole during the reporting period. All 10 sectors within the S&P 500 Index recorded negative performance for the reporting period. Although each sector lost ground, the relatively better performers among the sectors were consumer staples, with -11.85%; health care, with -23.96%; and utilities, with -29.02%. The weakest sector performers were financials, with -52.09%; information technology, with -41.21%; and materials, with -41.18%. Similarly, all 10 sectors and 21 countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index recorded negative returns for the reporting period. Although each sector lost ground, the relatively better performing sectors included health care, with -20.52%; utilities, with -30.84%; and consumer staples, with -31.86%. As for country allocations within the Fund, the highest returns during the reporting period (although significantly negative) were Switzerland, with -32.30%; Japan, with -37.50%; and France, with -46.29%.

What is your outlook for the near term?

We have experienced several months of unprecedented market declines with no apparent end in sight. Governments around the world have come to the rescue of some of the largest and best-known financial firms. October 2008 witnessed even steeper market declines and volatility at or near all-time high levels. The U.S. economy has slowed dramatically since 2007 and near-term prospects do not appear to be good. Many investors appear to have run for cover in the hope that this latest wave of market declines – spawned by the many problems that surfaced in 2007 in the housing and mortgage markets – will not further erode their capital. Given the continuing crisis in the global equity and credit markets, the investment outlook for the near term appears to be relatively bleak.

We believe that the ongoing market turbulence underscores the critical importance of investing for the long term in a broadly diversified solution such as the Nationwide Investor Destinations Funds. By combining underlying investments in major asset classes that typically behave differently under various market conditions, it is possible for the Funds to achieve higher risk-adjusted returns over time than those that could be achieved with a less-diversified portfolio of investments. We believe this particular Fund’s significant equity-oriented allocations across U.S. and international markets as well as fixed-income-oriented allocations position the Fund well to deliver the potential for strong, risk-adjusted returns for the moderate investor over the long term.

The table on the next page lists the target allocation for each of the Fund’s underlying investments as of October 31, 2008, and how each underlying fund performed during the reporting period.

2008 Annual Report 37

Nationwide Investor Destinations Moderate Fund
Performance of Underlying Investments for the 12 Months Ended October 31, 2008

		Target	12 Month
Asset Classes	Underlying Investment	Allocation*	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	30%	-36.25%

Intermediate Term Bonds	Nationwide Bond Index Fund	25%	0.03%

International Stocks	Nationwide International Index Fund	15%	-46.44%

Mid-Cap Stocks	Nationwide Mid Cap Market Index	10%	-36.63%
	Funds

Small-Cap Stocks	Nationwide Small Cap Index Fund	5%	-34.45%

Short-Term Bonds	Nationwide Contract	5%	4.08%

Short-Term Bonds	Nationwide Enhanced Income Fund	5%	2.74%

Money Market Investments	Nationwide Money Market Fund	5%	2.64%

*	Fund target allocations are as of October 31, 2008

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares for each underlying investment, except for the Nationwide Contract. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Portfolio Manager:
Thomas R. Hickey, Jr., Nationwide Fund Advisors

38 Annual Report 2008

Fund Performance	Nationwide Investor Destinations Moderate Fund

Average Annual Total Return
(For periods ended October 31, 2008)

					Expense
		1 Yr.	5 Yr.	Inception[1]	Ratio*

Class A	w/o SC2	-24.88%	1.94%	0.67%	0.73%
	w/SC3	-29.20%	0.74%	-0.03%

Class B	w/o SC2	-25.37%	1.21%	-0.05%	1.47%
	w/SC4	-28.94%	0.85%	-0.05%

Class C5	w/o SC2	-25.44%	1.20%	-0.07%	1.47%
	w/SC6	-26.15%	1.20%	-0.07%

Class R7,8		-25.18%	1.67%	0.21%	1.17%

Institutional Class[7,9]		-24.64%	2.16%	0.78%	0.47%

Service Class[7]		-24.97%	1.81%	0.58%	0.86%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2007. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Moderate Fund, Barclays Capital U.S. Aggregate Bond Index [formerly Lehman Brothers U.S. Aggregate Bond Index (LB U.S. Aggregate Bond)(a)], S&P 500 Index (S&P 500)(b), the Citigroup 3-Month T Bill Index(c), the Moderate Composite Index(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at

2008 Annual Report 39

Fund Performance	Nationwide Investor Destinations Moderate Fund
Continued

how the stock prices of large U.S. companies have performed.

(c)	The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Moderate Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderate Composite is a combination of S&P 500 (60%), Barclays Capital U.S. Aggregate Bond Index (25%) and Citigroup 3-Month T Bill Index (15%).

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

40 Annual Report 2008

Shareholder	Nationwide Investor Destinations

Expense Example	Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2008

			Beginning	Ending	Expenses Paid	Expense Ratio
Nationwide Investor Destinations			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Moderate Fund			05/01/08	10/31/08	05/01/08 - 10/31/08[a]	05/01/08 - 10/31/08[a]

Class A Shares	Actual		1,000.00	789.46	2.06	0.46
	Hypothetical	[b]	1,000.00	1,022.83	2.33	0.46

Class B Shares	Actual		1,000.00	786.23	5.44	1.21
	Hypothetical	[b]	1,000.00	1,019.05	6.17	1.21

Class C Shares	Actual		1,000.00	786.38	5.44	1.21
	Hypothetical	[b]	1,000.00	1,019.05	6.17	1.21

Class R Shares	Actual		1,000.00	787.33	3.80	0.85
	Hypothetical	[b]	1,000.00	1,020.88	4.31	0.85

Institutional Class	Actual		1,000.00	790.55	0.95	0.21
	Hypothetical	[b]	1,000.00	1,024.08	1.07	0.21

Service Class	Actual		1,000.00	788.79	2.39	0.53
	Hypothetical	[b]	1,000.00	1,022.46	2.71	0.53

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Annual Report 41

Portfolio Summary	Nationwide Investor Destinations Moderate Fund
October 31, 2008

Asset Allocation

Mutual Funds	93.1%
Fixed Contract	7.0%
Liabilities in excess of other assets	-0.1%

100.0%

Top Industries

Equity Funds	56.4%
Fixed Income Funds	33.6%
Fixed Contract	7.0%
Money Market Fund	3.1%
Other	-0.1%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	29.2%
Nationwide Bond Index Fund, Institutional Class	27.0%
Nationwide International Index Fund, Institutional Class	13.6%
Nationwide Mid Cap Market Index Fund, Institutional Class	9.1%
Nationwide Fixed Contract, 4.00%	7.0%
Nationwide Enhanced Income Fund, Institutional Class	6.6%
Nationwide Small Cap Index Fund, Institutional Class	4.5%
Nationwide Money Market Fund, Institutional Class	3.1%
Other	-0.1%

100.0%

42 Annual Report 2008

Statement of Investments
October 31, 2008

Nationwide Investor Destinations Moderate Fund

Mutual Funds 93.1%(a)

	Shares	Value

Equity Funds 56.4%
Nationwide International Index Fund, Institutional Class	23,268,463	$147,754,742
Nationwide Mid Cap Market Index Fund, Institutional Class	9,883,920	98,443,844
Nationwide S&P 500 Index Fund, Institutional Class	39,082,601	317,741,548
Nationwide Small Cap Index Fund, Institutional Class	5,931,454	49,409,010

		613,349,144

Fixed Income Funds 33.6%
Nationwide Bond Index Fund, Institutional Class	28,408,615	292,892,823
Nationwide Enhanced Income Fund, Institutional Class	7,950,279	72,029,525

		364,922,348

Money Market Fund 3.1%
Nationwide Money Market Fund, Institutional Class	34,147,743	34,147,743

Total Mutual Funds		1,012,419,235

Fixed Contract 7.0%(a) (b)

	Principal Amount	Value

Nationwide Fixed Contract, 4.00%	$75,862,745	75,862,745

Total Fixed Contract		75,862,745

Total Investments (Cost $1,347,031,753) (c) — 100.1%		1,088,281,980
Liabilities in excess of other assets — (0.1)%		(832,461)

NET ASSETS — 100.0%		$1,087,449,519

(a)	Investment in affiliate.

(b)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	See notes to financial statements for tax unrealized appreciation / (depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 43

Statement of Assets and Liabilities
October 31, 2008

Nationwide Investor
Destinations Moderate Fund

Assets:
Investments in affiliates, at value (cost $1,347,031,753)	$1,088,281,980
Dividend receivable	1,425,371
Receivable for capital shares issued	588,649
Receivable for investments sold	196739
Prepaid expenses and other assets	50,514

Total Assets	1,090,543,253

Liabilities:
Payable for investments purchased	1,417,020
Payable for capital shares redeemed	983,770
Accrued expenses and other payables:
Investment advisory fees	121,832
Accounting and transfer agent fees	54,044
Distribution fees	341,172
Administrative servicing fees	53,102
Trustee fees	3,552
Compliance program costs (Note 3)	5,596
Custodian fees	11,896
Other	101,750

Total Liabilities	3,093,734

Net Assets	$1,087,449,519

Represented by:
Capital	$1,255,562,017
Accumulated undistributed net investment income	1,510,848
Accumulated net realized gains from investment transactions	89,126,427
Net unrealized appreciation/(depreciation) from investments	(258,749,773)

Net Assets	$1,087,449,519

Net Assets:
Class A Shares	$64,773,015
Class B Shares	24,758,716
Class C Shares	136,846,923
Class R Shares	74,954,889
Institutional Class Shares	65,760,859
Service Class Shares	720,355,117

Total	$1,087,449,519

The accompanying notes are an integral part of these financial statements.

44 Annual Report 2008

Nationwide Investor
Destinations Moderate Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	7,813,585
Class B Shares	3,005,721
Class C Shares	16,669,914
Class R Shares	9,128,709
Institutional Class Shares	7,935,932
Service Class Shares	86,994,939

Total	131,548,800

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.29
Class B Shares (a)	$8.24
Class C Shares (b)	$8.21
Class R Shares	$8.21
Institutional Class Shares	$8.29
Service Class Shares	$8.28
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.80

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 45

Statement of Operations
For the Year Ended October 31, 2008

Nationwide
Investor
Destinations
Moderate Fund

INVESTMENT INCOME:
Dividend income from affiliates	$36,961,452
Interest income from affiliates	3,790,043

Total Income	40,751,495

EXPENSES:
Investment advisory fees	1,760,896
Accounting and transfer agent fees	464,468
Distribution fees Class A	207,043
Distribution fees Class B	331,892
Distribution fees Class C	1,832,639
Distribution fees Class R	368,046
Distribution fees Service Class	2,253,132
Administrative servicing fees Class A	1,664
Administrative servicing fees Class R	99,799
Administrative servicing fees Service Class	1,262,104
Registration and filing fees	30,490
Professional fees	190,641
Printing fees	97,154
Trustee fees	70,008
Custodian fees	81,629
Other	106,676

Total expenses before waived expenses	9,158,281

Earning credit (Note 4)	(14,805)
Administrator fees voluntarily waived	(25,780)

Net Expenses	9,117,696

NET INVESTMENT INCOME	31,633,799

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	19,466,564
Net realized gains from investment transactions with affiliates	75,905,882

Net realized gains from investment transactions with affiliated funds	95,372,446

Net change in unrealized appreciation/(depreciation) from investments	(505,577,722)

Net realized/unrealized losses from investments	(410,205,276)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(378,571,477)

The accompanying notes are an integral part of these financial statements.

46 Annual Report 2008

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderate Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

Operations:
Net investment income	$31,633,799	$39,345,773
Net realized gains from investment transactions	95,372,446	41,790,304
Net change in unrealized appreciation/(depreciation) from investments	(505,577,722)	94,586,937

Change in net assets resulting from operations	(378,571,477)	175,723,014

Distributions to Shareholders From:
Net investment income:
Class A	(2,430,240)	(2,376,622)
Class B	(667,805)	(842,104)
Class C	(3,710,811)	(4,713,541)
Class R	(1,869,423)	(651,677)
Institutional Class	(2,621,457)	(1,583,975)
Service Class	(23,920,035)	(35,944,547)
Net realized gains:
Class A	(2,160,229)	(1,362,206)
Class B	(919,537)	(698,025)
Class C	(5,113,446)	(3,820,716)
Class R	(1,492,012)	(113,116)
Institutional Class	(2,046,104)	(131,055)
Service Class	(23,366,415)	(23,095,572)

Change in net assets from shareholder distributions	(70,317,514)	(75,333,156)

Change in net assets from capital transactions	(311,248,570)	298,149,617

Change in net assets	(760,137,561)	398,539,475

Net Assets:
Beginning of period	1,847,587,080	1,449,047,605

End of period	$1,087,449,519	$1,847,587,080

Accumulated undistributed net investment income at end of period	$1,510,848	$2,086,634

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$21,028,709	$30,830,583
Dividends reinvested	2,847,298	2,122,200
Cost of shares redeemed	(21,914,515)	(17,415,700)

Total Class A	1,961,492	15,537,083

Class B Shares
Proceeds from shares issued	2,264,500	3,814,286
Dividends reinvested	841,398	801,110
Cost of shares redeemed	(6,236,670)	(3,789,422)

Total Class B	(3,130,772)	825,974

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 47

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderate Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$26,891,187	$54,636,352
Dividends reinvested	2,139,413	2,050,249
Cost of shares redeemed	(46,384,378)	(40,755,285)

Total Class C	(17,353,778)	15,931,316

Class R Shares
Proceeds from shares issued	56,759,821	54,862,509
Dividends reinvested	2,849,602	477,015
Cost of shares redeemed	(13,214,979)	(7,154,808)

Total Class R	46,394,444	48,184,716

Institutional Class Shares
Proceeds from shares issued	21,079,808	77,557,110
Dividends reinvested	4,667,546	1,715,030
Cost of shares redeemed	(14,834,827)	(5,634,045)

Total Institutional Class	10,912,527	73,638,095

Service Class Shares
Proceeds from shares issued	119,090,449	241,646,355
Dividends reinvested	47,286,361	59,039,897
Cost of shares redeemed	(516,409,293)	(156,653,819)

Total Service Class	(350,032,483)	144,032,433

Change in net assets from capital transactions:	$(311,248,570)	$298,149,617

SHARE TRANSACTIONS:
Class A Shares
Issued	2,024,167	2,749,639
Reinvested	266,624	190,819
Redeemed	(2,153,091)	(1,546,886)

Total Class A Shares	137,700	1,393,572

Class B Shares
Issued	218,557	343,282
Reinvested	78,724	72,704
Redeemed	(621,389)	(340,234)

Total Class B Shares	(324,108)	75,752

Class C Shares
Issued	2,602,605	4,937,280
Reinvested	200,997	186,802
Redeemed	(4,613,819)	(3,663,997)

Total Class C Shares	(1,810,217)	1,460,085

Class R Shares
Issued	5,504,333	4,898,906
Reinvested	270,963	42,573
Redeemed	(1,317,194)	(640,561)

Total Class R Shares	4,458,102	4,300,918

The accompanying notes are an integral part of these financial statements.

48 Annual Report 2008

	Nationwide Investor Destinations Moderate Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	1,999,547	7,022,019
Reinvested	437,901	152,505
Redeemed	(1,462,547)	(497,624)

Total Institutional Class Shares	974,901	6,676,900

Service Class Shares
Issued	11,447,823	21,544,058
Reinvested	4,430,273	5,326,817
Redeemed	(46,950,349)	(14,098,634)

Total Service Class Shares	(31,072,253)	12,772,241

Total change in shares:	(27,635,875)	26,679,468

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 49

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderate Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized					Net Asset			Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Value,		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	End of	Total	at End	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2008	$11.65	0.27	(3.04)	(2.77)	(0.31)	(0.28)	(0.59)	$8.29	(24.88%)	$64,773,015	0.46%	2.56%	0.46%	21.57%
Year Ended October 31, 2007	$10.97	0.30	0.93	1.23	(0.34)	(0.21)	(0.55)	$11.65	11.56%	$89,397,222	0.44%	2.59%	0.44%	2.98%
Year Ended October 31, 2006	$10.11	0.23	1.00	1.23	(0.26)	(0.11)	(0.37)	$10.97	12.41%	$68,921,688	0.46%	2.16%	0.46%	8.40%
Year Ended October 31, 2005	$9.60	0.23	0.52	0.75	(0.23)	(0.01)	(0.24)	$10.11	7.86%	$57,505,312	0.48%	2.35%	–(f)	5.91%
Year Ended October 31, 2004	$9.01	0.17	0.58	0.75	(0.16)	–	(0.16)	$9.60	8.36%	$35,156,632	0.47%	1.78%	0.47%	5.64%

Class B Shares
Year Ended October 31, 2008	$11.55	0.19	(3.01)	(2.82)	(0.21)	(0.28)	(0.49)	$8.24	(25.37%)	$24,758,716	1.21%	1.82%	1.21%	21.57%
Year Ended October 31, 2007	$10.89	0.20	0.92	1.12	(0.25)	(0.21)	(0.46)	$11.55	10.64%	$38,474,634	1.18%	1.85%	1.18%	2.98%
Year Ended October 31, 2006	$10.04	0.15	0.99	1.14	(0.18)	(0.11)	(0.29)	$10.89	11.61%	$35,436,566	1.18%	1.51%	1.19%	8.40%
Year Ended October 31, 2005	$9.55	0.16	0.50	0.66	(0.16)	(0.01)	(0.17)	$10.04	6.96%	$28,906,723	1.20%	1.66%	–(f)	5.91%
Year Ended October 31, 2004	$8.96	0.10	0.59	0.69	(0.10)	–	(0.10)	$9.55	7.72%	$19,504,323	1.19%	1.07%	1.19%	5.64%

50 Annual Report 2008

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderate Fund (Continued)

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized					Net Asset			Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Value,		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	End of	Total	at End	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class C Shares
Year Ended October 31, 2008	$11.52	0.19	(3.01)	(2.82)	(0.21)	(0.28)	(0.49)	$8.21	(25.44%)	$136,846,923	1.21%	1.82%	1.21%	21.57%
Year Ended October 31, 2007	$10.86	0.21	0.92	1.13	(0.26)	(0.21)	(0.47)	$11.52	10.69%	$212,829,000	1.18%	1.86%	1.18%	2.98%
Year Ended October 31, 2006	$10.01	0.16	0.99	1.15	(0.19)	(0.11)	(0.30)	$10.86	11.65%	$184,788,048	1.18%	1.51%	1.19%	8.40%
Year Ended October 31, 2005	$9.52	0.16	0.50	0.66	(0.16)	(0.01)	(0.17)	$10.01	6.98%	$150,491,449	1.20%	1.66%	–(f)	5.91%
Year Ended October 31, 2004	$8.94	0.10	0.58	0.68	(0.10)	–	(0.10)	$9.52	7.67%	$102,057,894	1.19%	1.07%	1.19%	5.64%

Class R Shares
Year Ended October 31, 2008	$11.55	0.24	(3.03)	(2.79)	(0.27)	(0.28)	(0.55)	$8.21	(25.18%)	$74,954,889	0.84%	2.16%	0.84%	21.57%
Year Ended October 31, 2007	$10.89	0.27	0.91	1.18	(0.31)	(0.21)	(0.52)	$11.55	11.17%	$53,929,660	0.76%	2.21%	0.76%	2.98%
Year Ended October 31, 2006	$10.06	0.22	0.97	1.19	(0.25)	(0.11)	(0.36)	$10.89	12.11%	$4,025,758	0.79%	1.88%	0.79%	8.40%
Year Ended October 31, 2005	$9.56	0.22	0.51	0.73	(0.22)	(0.01)	(0.23)	$10.06	7.68%	$198,589	0.61%	2.09%	–(f)	5.91%
Year Ended October 31, 2004	$8.96	0.13	0.60	0.73	(0.13)	–	(0.13)	$9.56	8.19%	$42,024	0.62%	1.79%	–(f)	5.64%

Institutional Class Shares
Year Ended October 31, 2008	$11.65	0.30	(3.04)	(2.74)	(0.34)	(0.28)	(0.62)	$8.29	(24.64%)	$65,760,859	0.20%	2.81%	0.21%	21.57%
Year Ended October 31, 2007	$10.98	0.33	0.91	1.24	(0.36)	(0.21)	(0.57)	$11.65	11.73%	$81,099,547	0.19%	2.78%	0.19%	2.98%
Year Ended October 31, 2006	$10.12	0.27	0.99	1.26	(0.29)	(0.11)	(0.40)	$10.98	12.69%	$3,119,086	0.21%	2.55%	0.21%	8.40%
Period Ended October 31, 2005 (g)	$10.02	0.18	0.09	0.27	(0.17)	–	(0.17)	$10.12	2.71%	$1,027	0.23%	2.45%	–(f)	5.91%

2008 Annual Report 51

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderate Fund (Continued)

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized					Net Asset			Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Value,		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	End of	Total	at End	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Service Class Shares
Year Ended October 31, 2008	$11.62	0.26	(3.04)	(2.78)	(0.28)	(0.28)	(0.56)	$8.28	(24.97%)	$720,355,117	0.59%	2.42%	0.60%	21.57%
Year Ended October 31, 2007	$10.95	0.27	0.93	1.20	(0.32)	(0.21)	(0.53)	$11.62	11.33%	$1,371,857,017	0.58%	2.45%	0.58%	2.98%
Year Ended October 31, 2006	$10.09	0.22	1.00	1.22	(0.25)	(0.11)	(0.36)	$10.95	12.30%	$1,152,756,459	0.58%	2.05%	0.59%	8.40%
Year Ended October 31, 2005	$9.59	0.22	0.51	0.73	(0.22)	(0.01)	(0.23)	$10.09	7.66%	$934,203,210	0.60%	2.24%	–(f)	5.91%
Year Ended October 31, 2004	$8.99	0.16	0.59	0.75	(0.15)	–	(0.15)	$9.59	8.34%	$487,130,429	0.59%	1.66%	0.59%	5.64%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	There were no fee reductions during the period.
(g)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.
-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

52 Annual Report 2008

Nationwide Investor Destinations Moderately Conservative

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2008, the Nationwide Investor Destinations Moderately Conservative Fund (Class A at NAV) registered -16.97% versus -15.29% for its composite benchmark, 40% Standard & Poor’s 500® (S&P 500) Index, 35% Barclays Aggregate Bond Index [formerly Lehman Brothers (LB) U.S. Aggregate Bond Index] and 25% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 509 funds as of October 31, 2008) was -26.48% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Nationwide Contract and the Nationwide Money Market Fund (each with an allocation within the Fund of approximately 10%) posted positive returns, gaining 4.08% and 2.65%, respectively, during the reporting period. The Nationwide Contract is a fixed-interest contract issued and guaranteed by Nationwide Life Insurance Company that has a stable principal value and pays a credited interest rate that can change quarterly.

What areas of investment detracted from Fund performance?

The declines posted by the Nationwide S&P 500 Index Fund, with -36.25%, and the Nationwide International Index Fund, with -46.44% (whose allocations within the Fund are approximately 20% and 10%, respectively) proved to be the largest negative contributors to the Fund as a whole during the reporting period. All 10 sectors within the S&P 500 Index recorded negative performance for the reporting period. Although each sector lost ground, the relatively better performers among the sectors were consumer staples, with -11.85%; health care, with -23.96%; and utilities, with -29.02%. The weakest sector performers were financials, with -52.09%; information technology, with -41.21%; and materials, with -41.18%. Similarly, all 10 sectors and 21 countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index recorded negative returns for the reporting period. Although each sector lost ground, the relatively better performing sectors included health care, with -20.52%; utilities, with -30.84%; and consumer staples, with -31.86%. As for country allocations within the Fund, the highest returns during the reporting period (although significantly negative) were Switzerland, with -32.30%; Japan, with -37.50%; and France, with -46.29%.

What is your outlook for the near term?

We have experienced several months of unprecedented market declines with no apparent end in sight. Governments around the world have come to the rescue of some of the largest and best-known financial firms. October 2008 witnessed even steeper market declines and volatility at or near all-time high levels. The U.S. economy has slowed dramatically since 2007 and near-term prospects do not appear to be good. Many investors appear to have run for cover in the hope that this latest wave of market declines – spawned by the many problems that surfaced in 2007 in the housing and mortgage markets – will not erode their capital further. Given the continuing crisis in the global equity and credit markets, the investment outlook for the near term appears to be relatively bleak.

We believe that the ongoing market turbulence underscores the critical importance of investing for the long term in a broadly diversified solution such as the Nationwide Investor Destinations Funds. By combining underlying investments in major asset classes that typically behave differently under various market conditions, it is possible for the Funds to achieve higher risk-adjusted returns over time than those that could be achieved with a less-diversified portfolio of investments. We believe this particular Fund’s blend of significant fixed-income-oriented allocations as well as equity-oriented allocations positions the Fund well to deliver the potential for strong, risk-adjusted returns for the moderately conservative investor over the long term.

The table on the next page lists the target allocation for each of the Fund’s underlying investments as of October 31, 2008, and how each underlying fund performed during the reporting period.

2008 Annual Report 53

Nationwide Investor Destinations Moderately Conservative Fund
Performance of Underlying Investments for the 12 Months Ended October 31, 2008

		Target	12-Month
Asset Classes	Underlying Investments	Allocation*	Return

Intermediate-Term Bonds	Nationwide Bond Index Fund	35%	0.03%

Large-Cap Stocks	Nationwide S&P 500 Index	20%	-36.25%

Short-Term Bonds	Nationwide Contract	10%	4.08%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	10%	-36.63%

International Stocks	Nationwide International Index Fund	10%	-46.44%

Money Market Investments	Nationwide Money Market Fund	10%	2.64%

Short-Term Bonds	Nationwide Enhanced Income	5%	2.74%

*	Fund target allocations are as of October 31, 2008

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares for each underlying investment except the Nationwide Contract. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Portfolio Manager:
Thomas R. Hickey, Jr., Nationwide Fund Advisors

54 Annual Report 2008

Fund Performance	Nationwide Investor Destinations Moderately Conservative Fund

Average Annual Total Return
(For periods ended October 31, 2008)

					Expense
		1 Yr.	5 Yr.	Inception[1]	Ratio*

Class A	w/o SC2	-16.97%	2.30%	1.78%	0.76%
	w/SC3	-21.74%	1.08%	1.08%

Class B	w/o SC2	-17.52%	1.58%	1.10%	1.50%
	w/SC4	-21.45%	1.24%	1.10%

Class C5	w/o SC2	-17.57%	1.58%	1.10%	1.50%
	w/SC6	-18.35%	1.58%	1.10%

Class R7,8		-17.31%	2.09%	1.41%	1.20%

Institutional Class[7,9]		-16.74%	2.53%	1.93%	0.50%

Service Class[7]		-16.96%	2.19%	1.73%	0.89%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2007. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Moderately Conservative Fund, Barclays Capital U.S. Aggregate Bond Index [formerly Lehman Brothers U.S. Aggregate Bond Index (LB U.S. Aggregate Bond)](a), S&P 500 Index (S&P 500)(b), the Citigroup 3-Month T Bill Index(c), the Moderately Conservative Composite Index(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

2008 Annual Report 55

Fund Performance	Nationwide Investor Destinations Moderately Conservative Fund

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Moderately Conservative Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderately Conservative Composite is a combination of Barclays Capital U.S. Aggregate Bond Index (35%), S&P 500 (40%), and Citigroup 3-Month T Bill Index (25%).

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

56 Annual Report 2008

Shareholder	Nationwide Investor Destinations

Expense Example	Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2008

			Beginning	Ending	Expenses Paid	Expense Ratio
Nationwide Investor Destinations			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Moderately Conservative Fund			05/01/08	10/31/08	05/01/08 - 10/31/08[a]	05/01/08 - 10/31/08[a]

Class A Shares	Actual		1,000.00	847.51	2.11	0.45
	Hypothetical	[b]	1,000.00	1,022.85	2.31	0.45

Class B Shares	Actual		1,000.00	844.28	5.53	1.19
	Hypothetical	[b]	1,000.00	1,019.14	6.07	1.19

Class C Shares	Actual		1,000.00	844.69	5.53	1.19
	Hypothetical	[b]	1,000.00	1,019.14	6.07	1.19

Class R Shares	Actual		1,000.00	845.51	3.72	0.80
	Hypothetical	[b]	1,000.00	1,021.10	4.08	0.80

Institutional Class	Actual		1,000.00	848.73	0.90	0.19
	Hypothetical	[b]	1,000.00	1,024.17	0.98	0.19

Service Class	Actual		1,000.00	847.62	2.43	0.52
	Hypothetical	[b]	1,000.00	1,022.50	2.67	0.52

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Annual Report 57

Portfolio Summary	Nationwide Investor Destinations Moderately Conservative Fund
October 31, 2008

Asset Allocation

Mutual Funds	91.9%
Fixed Contract	8.2%
Liabilities in excess of other assets	-0.1%

100.0%

Top Industries

Fixed Income Funds	47.4%
Equity Funds	36.4%
Fixed Contract	8.2%
Money Market Fund	8.1%
Other	-0.1%

100.0%

Top Holdings

Nationwide Bond Index Fund, Institutional Class	36.6%
Nationwide S&P 500 Index Fund, Institutional Class	18.9%
Nationwide Enhanced Income Fund, Institutional Class	10.8%
Nationwide International Index Fund, Institutional Class	8.8%
Nationwide Mid Cap Market Index Fund, Institutional Class	8.7%
Nationwide Fixed Contract, 4.00%	8.2%
Nationwide Money Market Fund, Institutional Class	8.1%
Other	-0.1%

100.0%

58 Annual Report 2008

Statement of Investments
October 31, 2008

Nationwide Investor Destinations Moderately Conservative Fund

Mutual Funds 91.9%(a)

	Shares	Value

Equity Funds 36.4%
Nationwide International Index Fund, Institutional Class	4,654,759	$29,557,717
Nationwide Mid Cap Market Index Fund, Institutional Class	2,966,081	29,542,168
Nationwide S&P 500 Index Fund, Institutional Class	7,821,505	63,588,832

		122,688,717

Fixed Income Funds 47.4%
Nationwide Bond Index Fund, Institutional Class	11,950,745	123,212,181
Nationwide Enhanced Income Fund, Institutional Class	4,007,399	36,307,039

		159,519,220

Money Market Fund 8.1%
Nationwide Money Market Fund, Institutional Class	27,333,364	27,333,364

Total Mutual Funds		309,541,301

Fixed Contract 8.2%(a) (b)

	Principal Amount	Value

Nationwide Fixed Contract, 4.00%	$27,650,061	27,650,061

Total Fixed Contract		27,650,061

Total Investments (Cost $395,159,524) (c) — 100.1%		337,191,363

Liabilities in excess of other assets — (0.1)%		(304,422)

NET ASSETS — 100.0%		$336,886,941

(a)	Investment in affiliate.

(b)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	See notes to financial statements for tax unrealized appreciation / (depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 59

Statement of Assets and Liabilities
October 31, 2008

Nationwide Investor
Destinations Moderately
Conservative Fund

Assets:
Investments in affiliates, at value (cost $395,159,524)	$337,191,363
Dividend receivable	635,391
Receivable for capital shares issued	132,256
Receivable for investments sold	365,270
Prepaid expenses and other assets	41,060

Total Assets	338,365,340

Liabilities:
Payable for investments purchased	632,369
Payable for capital shares redeemed	643,551
Accrued expenses and other payables:
Investment advisory fees	37,769
Accounting and transfer agent fees	13,615
Distribution fees	100,255
Administrative servicing fees	16,090
Trustee fees	950
Compliance program costs (Note 3)	1,247
Custodian fees	3,582
Other	28,971

Total Liabilities	1,478,399

Net Assets	$336,886,941

Represented by:
Capital	$387,247,162
Accumulated undistributed net investment income	769,194
Accumulated net realized gains from investment transactions	6,838,746
Net unrealized appreciation/(depreciation) from investments	(57,968,161)

Net Assets	$336,886,941

Net Assets:
Class A Shares	$23,093,974
Class B Shares	5,702,625
Class C Shares	32,042,631
Class R Shares	29,677,803
Institutional Class Shares	11,932,939
Service Class Shares	234,436,969

Total	$336,886,941

The accompanying notesare an integral part of these financial statements.

60 Annual Report 2008

Nationwide Investor
Destinations Moderately
Conservative Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,672,429
Class B Shares	660,079
Class C Shares	3,721,523
Class R Shares	3,429,203
Institutional Class Shares	1,371,181
Service Class Shares	27,017,852

Total	38,872,267

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.64
Class B Shares (a)	$8.64
Class C Shares (b)	$8.61
Class R Shares	$8.65
Institutional Class Shares	$8.70
Service Class Shares	$8.68
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.17

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notesare an integral part of these financial statements.

2008 Annual Report 61

Statement of Operations
For the Year Ended October 31, 2008

Nationwide
Investor
Destinations
Moderately
Conservative Fund

INVESTMENT INCOME:
Dividend income from affiliates	$11,618,743
Interest income from affiliates	1,476,782

Total Income	13,095,525

EXPENSES:
Investment advisory fees	498,885
Accounting and transfer agent fees	88,640
Distribution fees Class A	67,728
Distribution fees Class B	69,379
Distribution fees Class C	389,520
Distribution fees Class R	129,655
Distribution fees Service Class	676,448
Administrative servicing fees Class A	2,628
Administrative servicing fees Class R	36,710
Administrative servicing fees Service Class	378,669
Registration and filing fees	26,186
Professional fees	59,230
Printing fees	25,949
Trustee fees	20,047
Custodian fees	23,407
Other	27,193

Total expenses before waived expenses	2,520,274

Earning credit (Note 4)	(5,140)
Administrator fees voluntarily waived	(5,535)

Net Expenses	2,509,599

NET INVESTMENT INCOME	10,585,926

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	3,723,737
Net realized gains from investment transactions with affiliates	4,748,056

Net realized gains from investment transactions with affiliated funds	8,471,793

Net change in unrealized appreciation/(depreciation) from investments	(89,266,683)

Net realized/unrealized losses from investments	(80,794,890)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(70,208,964)

The accompanying notes are an integral part of these financial statements.

62 Annual Report 2008

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderately
	Conservative Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

Operations:
Net investment income	$10,585,926	$10,617,005
Net realized gains from investment transactions	8,471,793	10,087,317
Net change in unrealized appreciation/(depreciation) from investments	(89,266,683)	11,232,684

Change in net assets resulting from operations	(70,208,964)	31,937,006

Distributions to Shareholders From:
Net investment income:
Class A	(848,551)	(950,706)
Class B	(164,433)	(198,065)
Class C	(931,779)	(1,100,315)
Class R	(722,476)	(242,396)
Institutional Class	(484,092)	(276,140)
Service Class	(7,974,834)	(8,499,326)
Net realized gains:
Class A	(685,073)	(646,039)
Class B	(178,112)	(180,577)
Class C	(1,045,495)	(989,504)
Class R	(510,786)	(41,346)
Institutional Class	(345,628)	(25,938)
Service Class	(6,497,505)	(5,990,496)

Change in net assets from shareholder distributions	(20,388,764)	(19,140,848)

Change in net assets from capital transactions	16,071,822	79,636,311

Change in net assets	(74,525,906)	92,432,469

Net Assets:
Beginning of period	411,412,847	318,980,378

End of period	$336,886,941	$411,412,847

Accumulated undistributed net investment income at end of period	$769,194	$825,371

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$7,539,671	$11,701,328
Dividends reinvested	1,139,017	1,203,086
Cost of shares redeemed	(8,363,411)	(11,989,960)

Total Class A	315,277	914,454

Class B Shares
Proceeds from shares issued	855,894	1,398,246
Dividends reinvested	184,724	198,474
Cost of shares redeemed	(1,509,949)	(1,484,536)

Total Class B	(469,331)	112,184

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 63

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately
	Conservative Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$8,208,188	$12,910,895
Dividends reinvested	573,501	552,655
Cost of shares redeemed	(12,981,807)	(10,921,158)

Total Class C	(4,200,118)	2,542,392

Class R Shares
Proceeds from shares issued	22,348,282	21,425,179
Dividends reinvested	1,153,632	240,672
Cost of shares redeemed	(5,096,074)	(4,729,897)

Total Class R	18,405,840	16,935,954

Institutional Class Shares
Proceeds from shares issued	4,568,456	13,643,134
Dividends reinvested	829,717	302,078
Cost of shares redeemed	(4,071,816)	(1,475,209)

Total Institutional Class	1,326,357	12,470,003

Service Class Shares
Proceeds from shares issued	60,955,574	98,281,343
Dividends reinvested	14,472,312	14,489,790
Cost of shares redeemed	(74,734,089)	(66,109,809)

Total Service Class	693,797	46,661,324

Change in net assets from capital transactions:	$16,071,822	$79,636,311

SHARE TRANSACTIONS:
Class A Shares
Issued	744,885	1,093,644
Reinvested	110,766	113,444
Redeemed	(829,249)	(1,120,609)

Total Class A Shares	26,402	86,479

Class B Shares
Issued	88,533	131,082
Reinvested	17,892	18,720
Redeemed	(151,518)	(137,889)

Total Class B Shares	(45,093)	11,913

Class C Shares
Issued	833,664	1,213,856
Reinvested	55,734	52,291
Redeemed	(1,288,070)	(1,021,743)

Total Class C Shares	(398,672)	244,404

Class R Shares
Issued	2,202,753	1,981,232
Reinvested	112,504	22,421
Redeemed	(511,947)	(435,806)

Total Class R Shares	1,803,310	1,567,847

The accompanying notes are an integral part of these financial statements.

64 Annual Report 2008

	Nationwide Investor Destinations Moderately
	Conservative Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	442,453	1,279,418
Reinvested	80,259	28,070
Redeemed	(406,300)	(137,231)

Total Institutional Class Shares	116,412	1,170,257

Service Class Shares
Issued	5,983,972	9,099,129
Reinvested	1,402,625	1,361,330
Redeemed	(7,340,798)	(6,121,721)

Total Service Class Shares	45,799	4,338,738

Total change in shares:	1,548,158	7,419,638

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 65

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Conservative Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
	Net Asset		and									Ratio of Net	Expenses
	Value,		Unrealized								Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2008	$11.00	0.30	(2.08)	(1.78)	(0.32)	(0.26)	(0.58)	$8.64	(16.97%)	$23,093,974	0.46%	2.97%	0.46%	25.61%
Year Ended October 31, 2007	$10.64	0.32	0.65	0.97	(0.35)	(0.26)	(0.61)	$11.00	9.42%	$29,097,449	0.46%	3.06%	0.46%	12.07%
Year Ended October 31, 2006	$10.18	0.28	0.64	0.92	(0.29)	(0.17)	(0.46)	$10.64	9.24%	$27,244,214	0.48%	2.65%	0.49%	12.64%
Year Ended October 31, 2005	$9.88	0.26	0.31	0.57	(0.26)	(0.01)	(0.27)	$10.18	5.78%	$16,923,424	0.54%	2.57%	0.54%	8.37%
Year Ended October 31, 2004	$9.44	0.19	0.44	0.63	(0.19)	–	(0.19)	$9.88	6.71%	$11,156,971	0.52%	2.12%	0.52%	6.66%

Class B Shares
Year Ended October 31, 2008	$10.99	0.23	(2.08)	(1.85)	(0.24)	(0.26)	(0.50)	$8.64	(17.52%)	$5,702,625	1.20%	2.23%	1.20%	25.61%
Year Ended October 31, 2007	$10.64	0.24	0.64	0.88	(0.27)	(0.26)	(0.53)	$10.99	8.53%	$7,750,492	1.20%	2.30%	1.20%	12.07%
Year Ended October 31, 2006	$10.18	0.20	0.65	0.85	(0.22)	(0.17)	(0.39)	$10.64	8.49%	$7,375,951	1.20%	1.98%	1.21%	12.64%
Year Ended October 31, 2005	$9.88	0.20	0.31	0.51	(0.20)	(0.01)	(0.21)	$10.18	5.08%	$6,001,750	1.22%	1.90%	1.22%	8.37%
Year Ended October 31, 2004	$9.44	0.13	0.43	0.56	(0.12)	–	(0.12)	$9.88	5.99%	$4,606,478	1.21%	1.41%	–(f)	6.66%

66 Annual Report 2008

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Conservative Fund (Continued)

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
	Net Asset		and									Ratio of Net	Expenses
	Value,		Unrealized								Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class C Shares
Year Ended October 31, 2008	$10.96	0.23	(2.08)	(1.85)	(0.24)	(0.26)	(0.50)	$8.61	(17.57%)	$32,042,631	1.20%	2.23%	1.20%	25.61%
Year Ended October 31, 2007	$10.61	0.24	0.64	0.88	(0.27)	(0.26)	(0.53)	$10.96	8.66%	$45,138,980	1.20%	2.30%	1.20%	12.07%
Year Ended October 31, 2006	$10.14	0.20	0.66	0.86	(0.22)	(0.17)	(0.39)	$10.61	8.50%	$41,108,220	1.20%	1.97%	1.21%	12.64%
Year Ended October 31, 2005	$9.85	0.18	0.31	0.49	(0.19)	(0.01)	(0.20)	$10.14	5.01%	$39,545,053	1.22%	1.90%	1.22%	8.37%
Year Ended October 31, 2004	$9.42	0.13	0.43	0.56	(0.13)	–	(0.13)	$9.85	5.99%	$26,760,188	1.22%	1.42%	–(f)	6.66%

Class R Shares
Year Ended October 31, 2008	$11.02	0.26	(2.08)	(1.82)	(0.29)	(0.26)	(0.55)	$8.65	(17.31%)	$29,677,803	0.84%	2.57%	0.84%	25.61%
Year Ended October 31, 2007	$10.69	0.30	0.63	0.93	(0.34)	(0.26)	(0.60)	$11.02	9.04%	$17,913,023	0.83%	2.78%	0.83%	12.07%
Year Ended October 31, 2006	$10.22	0.28	0.65	0.93	(0.29)	(0.17)	(0.46)	$10.69	9.19%	$620,222	0.81%	2.53%	0.82%	12.64%
Year Ended October 31, 2005	$9.91	0.25	0.31	0.56	(0.24)	(0.01)	(0.25)	$10.22	5.73%	$1,141	0.65%	2.54%	0.65%	8.37%
Year Ended October 31, 2004	$9.45	0.20	0.42	0.62	(0.16)	–	(0.16)	$9.91	6.55%	$1,117	0.60%	2.01%	–(f)	6.66%

Institutional Class Shares
Year Ended October 31, 2008	$11.07	0.33	(2.09)	(1.76)	(0.35)	(0.26)	(0.61)	$8.70	(16.74%)	$11,932,939	0.20%	3.22%	0.20%	25.61%
Year Ended October 31, 2007	$10.71	0.36	0.64	1.00	(0.38)	(0.26)	(0.64)	$11.07	9.64%	$13,889,521	0.21%	3.30%	0.21%	12.07%
Year Ended October 31, 2006	$10.24	0.31	0.65	0.96	(0.32)	(0.17)	(0.49)	$10.71	9.58%	$905,330	0.20%	3.05%	0.21%	12.64%
Period Ended October 31, 2005 (g)	$10.17	0.23	0.04	0.27	(0.20)	–	(0.20)	$10.24	3.70%	$1,027	0.29%	3.17%	–(f)	8.37%

2008 Annual Report 67

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Conservative Fund (Continued)

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
	Net Asset		and									Ratio of Net	Expenses
	Value,		Unrealized								Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Service Class Shares
Year Ended October 31, 2008	$11.03	0.29	(2.08)	(1.79)	(0.30)	(0.26)	(0.56)	$8.68	(16.96%)	$234,436,969	0.59%	2.83%	0.59%	25.61%
Year Ended October 31, 2007	$10.68	0.32	0.63	0.95	(0.34)	(0.26)	(0.60)	$11.03	9.15%	$297,623,382	0.60%	2.99%	0.60%	12.07%
Year Ended October 31, 2006	$10.21	0.26	0.66	0.92	(0.28)	(0.17)	(0.45)	$10.68	9.18%	$241,726,441	0.60%	2.53%	0.61%	12.64%
Year Ended October 31, 2005	$9.91	0.25	0.31	0.56	(0.25)	(0.01)	(0.26)	$10.21	5.67%	$195,790,379	0.62%	2.49%	0.62%	8.37%
Year Ended October 31, 2004	$9.47	0.19	0.43	0.62	(0.18)	–	(0.18)	$9.91	6.59%	$136,368,412	0.61%	2.01%	0.61%	6.66%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	There were no fee reductions during the period.
(g)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.
-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

68 Annual Report 2008

Nationwide Investor Destinations Conservative Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2008, the Nationwide Investor Destinations Conservative Fund (Class A at NAV) registered -8.17% versus -7.12% for its composite benchmark, 20% Standard & Poor’s 500® (S&P 500) Index, 35% Barclays Capital U.S. Aggregate Bond Index [formerly Lehman Brothers (LB) U.S. Aggregate Bond Index] and 45% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 451 funds as of October 31, 2008) was -18.98% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Nationwide Contract and the Nationwide Money Market Fund (each with an allocation within the Fund of approximately 15%) posted positive returns, gaining 4.08% and 2.65%, respectively, during the reporting period. The Nationwide Contract is a fixed-interest contract issued and guaranteed by Nationwide Life Insurance Company that has a stable principal value and pays a credited interest rate that can change quarterly.

What areas investment detracted from Fund performance?

The declines posted by the Fund’s positions in the Nationwide S&P 500 Index Fund, with -36.25%, and the Nationwide International Index Fund, with -46.44% (whose allocations within the Fund are approximately 10% and 5%, respectively) proved to be the largest negative contributors to the Fund as a whole during the reporting period. All 10 sectors within the S&P 500 Index recorded negative performance for the reporting period. Relatively speaking, the better performers were consumer staples, with -11.85%; health care, with -23.96%; and utilities, with -29.02%. The weakest sector performers were financials, with -52.09%; information technology, with -41.21%; and materials, with -41.18%. Similarly, all 10 sectors and 21 countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index recorded negative returns for the reporting period. The relatively better-performing sectors included health care, with -20.52%; utilities, with -30.84%; and consumer staples, with -31.86%. As for country allocations within the Fund, the highest returns during the reporting period (although significantly negative) were Switzerland, with -32.30%; Japan, with -37.50%; and France, with -46.29%.

What is your outlook for the near term?

We have experienced several months of unprecedented market declines with no apparent end in sight. Governments around the world have come to the rescue of some of the largest and best-known financial firms. October 2008 witnessed even steeper market declines and volatility at or near all-time high levels. The U.S. economy has slowed dramatically since 2007 and near-term prospects do not appear to be good. Many investors appear to have run for cover in the hope that this latest wave of market declines – spawned by the many problems that surfaced in 2007 in the housing and mortgage markets – will not further erode their capital. Given the continuing crisis in the global equity and credit markets, the investment outlook for the near term appears to be relatively bleak.

We believe that the ongoing market turbulence underscores the critical importance of investing for the long term in a broadly diversified solution such as the Nationwide Investor Destinations Funds. By combining underlying investments in major asset classes that typically behave differently under various market conditions, it is possible for the Funds to achieve higher risk-adjusted returns over time than those that could be achieved with a less-diversified portfolio of investments. We believe this particular Fund’s substantial fixed-income-oriented allocations as well as some equity-oriented allocations position the Fund well to deliver the potential for strong, risk-adjusted returns for the conservative investor over the long term.

The table on the next page lists the target allocation for each of the Fund’s underlying investments as of October 31, 2008, and how each underlying fund performed during the reporting period.

2008 Annual Report 69

Nationwide Investor Destinations Conservative Fund
Performance of Underlying Investments for the 12 Months Ended October 31, 2008

		Target	12-Month
Asset Classes	Underlying Investments	Allocation*	Return

Intermediate-Term Bonds	Nationwide Bond Index Fund	40%	0.03%

Money Market Investment	Nationwide Money Market Fund	15%	2.64%

Short Term Bonds	Nationwide Contract	15%	4.08%

Short-Term Bonds	Nationwide Enhanced Income Fund	10%	2.74%

Large-Cap Stocks	Nationwide S&P 500 Index Fund	10%	-36.25%

International Stocks	Nationwide International Index Fund	5%	-46.44%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	5%	-36.63%

*	Fund target allocations are as of October 31, 2008

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares for each underlying investment except the Nationwide Contract. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Portfolio Manager:
Thomas R. Hickey, Jr., Nationwide Fund Advisors

70 Annual Report 2008

Fund Performance	Nationwide Investor Destinations Conservative Fund

Average Annual Total Return
(For periods ended October 31, 2008)

					Expense
		1 Yr.	5 Yr.	Inception[1]	Ratio*

Class A	w/o SC2	-8.17%	2.60%	2.73%	0.77%
	w/SC3	-13.42%	1.40%	2.02%

Class B	w/o SC2	-8.81%	1.87%	2.01%	1.51%
	w/SC4	-13.20%	1.52%	2.01%

Class C5	w/o SC2	-8.83%	1.88%	2.01%	1.51%
	w/SC6	-9.71%	1.88%	2.01%

Class R7,8		-8.40%	2.42%	2.33%	1.21%

Institutional Class[7,9]		-7.89%	2.85%	2.88%	0.51%

Service Class[7]		-8.31%	2.47%	2.66%	0.90%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2007. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Conservative Fund, Barclays Capital U.S. Aggregate Bond Index [formerly Lehman Brothers U.S. Aggregate Bond Index (LB U.S. Aggregate Bond)(a)], S&P 500 Index (S&P 500)(b), the Citigroup 3-Month T Bill Index(c), the Conservative Composite Index(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate,

2008 Annual Report 71

Fund Performance	Nationwide Investor Destinations Conservative Fund
Continued

asset-backed, and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Conservative Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Conservative Composite is a combination of Barclays Capital U.S. Aggregate Bond Index (35%), S&P 500 (20%), and Citigroup 3-Month T Bill Index (45%).

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

72 Annual Report 2008

Shareholder	Nationwide Investor Destinations

Expense Example	Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2008

			Beginning	Ending	Expenses Paid	Expense Ratio
Nationwide Investor Destinations			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Conservative Fund			05/01/08	10/31/08	05/01/08 - 10/31/08[a]	05/01/08 - 10/31/08[a]

Class A Shares	Actual		1,000.00	915.55	2.14	0.45
	Hypothetical	[b]	1,000.00	1,022.90	2.27	0.45

Class B Shares	Actual		1,000.00	911.36	5.68	1.18
	Hypothetical	[b]	1,000.00	1,019.19	6.02	1.18

Class C Shares	Actual		1,000.00	912.01	5.67	1.18
	Hypothetical	[b]	1,000.00	1,019.21	6.00	1.18

Class R Shares	Actual		1,000.00	914.08	3.85	0.80
	Hypothetical	[b]	1,000.00	1,021.11	4.08	0.80

Institutional Class	Actual		1,000.00	916.12	0.87	0.18
	Hypothetical	[b]	1,000.00	1,024.23	0.91	1.18

Service Class	Actual		1,000.00	914.20	2.47	0.51
	Hypothetical	[b]	1,000.00	1,022.56	2.61	0.51

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Annual Report 73

Portfolio Summary	Nationwide Investor Destinations Conservative Fund
October 31, 2008

Asset Allocation

Mutual Funds	88.8%
Fixed Contract	11.2%

100.0%

Top Industries

Fixed Income Funds	57.6%
Equity Funds	17.7%
Money Market Fund	13.5%
Fixed Contract	11.2%

100.0%

Top Holdings

Nationwide Bond Index Fund, Institutional Class	40.4%
Nationwide Enhanced Income Fund, Institutional Class	17.1%
Nationwide Money Market Fund, Institutional Class	13.5%
Nationwide Fixed Contract, 4.00%	11.2%
Nationwide S&P 500 Index Fund, Institutional Class	9.2%
Nationwide Mid Cap Market Index Fund, Institutional Class	4.3%
Nationwide International Index Fund, Institutional Class	4.3%

100.0%

74 Annual Report 2008

Statement of Investments
October 31, 2008

Nationwide Investor Destinations Conservative Fund

Mutual Funds 88.8%(a)

	Shares	Value

Equity Funds 17.7%
Nationwide International Index Fund, Institutional Class	1,614,360	$10,251,187
Nationwide Mid Cap Market Index Fund, Institutional Class	1,029,560	10,254,416
Nationwide S&P 500 Index Fund, Institutional Class	2,708,331	22,018,732

		42,524,335

Fixed Income Funds 57.6%
Nationwide Bond Index Fund, Institutional Class	9,414,413	97,062,597
Nationwide Enhanced Income Fund, Institutional Class	4,541,214	41,143,398

		138,205,995

Money Market Fund 13.5%
Nationwide Money Market Fund, Institutional Class	32,457,137	32,457,137

Total Mutual Funds		213,187,467

Fixed Contract 11.2%(a) (b)

	Principal Amount	Value

Nationwide Fixed Contract, 4.00%	$27,091,366	27,091,366

Total Fixed Contract		27,091,366

Total Investments (Cost $262,676,851) (c) — 100.0%		240,278,834
Liabilities in excess of other assets — 0.0%		(285,913)

NET ASSETS — 100.0%		$239,992,921

(a)	Investment in affiliate.

(b)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	See notes to financial statements for tax unrealized appreciation / (depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 75

Statement of Assets and Liabilities
October 31, 2008

Nationwide Investor
Destinations Conservative Fund

Assets:
Investments in affiliates, at value (cost $262,676,851 )	$240,278,834
Dividend receivable	545,651
Receivable for capital shares issued	128,797
Receivable for investments sold	278,753
Prepaid expenses and other assets	39,892

Total Assets	241,271,927

Liabilities:
Payable for investments purchased	542,690
Payable for capital shares redeemed	597,234
Accrued expenses and other payables:
Investment advisory fees	26,509
Accounting and transfer agent fees	9,351
Distribution fees	71,275
Administrative servicing fees	10,881
Trustee fees	575
Compliance program costs (Note 3)	763
Custodian fees	1,709
Other	18,019

Total Liabilities	1,279,006

Net Assets	$239,992,921

Represented by:
Capital	$259,881,734
Accumulated undistributed net investment income	698,149
Accumulated net realized gains from investment transactions	1,811,055
Net unrealized appreciation/(depreciation) from investments	(22,398,017)

Net Assets	$239,992,921

Net Assets:
Class A Shares	$11,682,682
Class B Shares	3,261,540
Class C Shares	23,815,171
Class R Shares	20,228,887
Institutional Class Shares	5,705,718
Service Class Shares	175,298,923

Total	$239,992,921

The accompanying notes are an integral part of these financial statements.

76 Annual Report 2008

Nationwide Investor
Destinations Conservative Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,262,115
Class B Shares	351,765
Class C Shares	2,581,370
Class R Shares	2,190,466
Institutional Class Shares	614,339
Service Class Shares	18,905,868

Total	25,905,923

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.26
Class B Shares (a)	$9.27
Class C Shares (b)	$9.23
Class R Shares	$9.24
Institutional Class Shares	$9.29
Service Class Shares	$9.27
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.82

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 77

Statement of Operations
For the Year Ended October 31, 2008

Nationwide
Investor
Destinations
Conservative Fund

INVESTMENT INCOME:
Dividend income from affiliates	$7,601,897
Interest income from affiliates	1,325,020

Total Income	8,926,917

EXPENSES:
Investment advisory fees	312,715
Accounting and transfer agent fees	60,670
Distribution fees Class A	30,277
Distribution fees Class B	36,038
Distribution fees Class C	231,896
Distribution fees Class R	69,531
Distribution fees Service Class	455,284
Administrative servicing fees Class A	1,544
Administrative servicing fees Class R	18,280
Administrative servicing fees Service Class	250,102
Registration and filing fees	15,622
Professional fees	34,493
Printing fees	12,605
Trustee fees	12,206
Custodian fees	12,229
Other	20,128

Total expenses before waived expenses	1,573,620

Earning credit (Note 4)	(7,168)
Administrator fees voluntarily waived	(4,087)

Net Expenses	1,562,365

NET INVESTMENT INCOME	7,364,552

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	1,114,401
Net realized gains from investment transactions with affiliates	2,067,789

Net realized gains from investment transactions with affiliated funds	3,182,190

Net change in unrealized appreciation/(depreciation) from investments	(31,865,536)

Net realized/unrealized losses from investments	(28,683,346)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(21,318,794)

The accompanying notes are an integral part of these financial statements.

78 Annual Report 2008

Statements of Changes in Net Assets

	Nationwide Investor Destinations Conservative Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

Operations:
Net investment income	$7,364,552	$7,683,747
Net realized gains from investment transactions	3,182,190	2,852,057
Net change in unrealized appreciation/(depreciation) from investments	(31,865,536)	4,167,192

Change in net assets resulting from operations	(21,318,794)	14,702,996

Distributions to Shareholders From:
Net investment income:
Class A	(369,927)	(677,251)
Class B	(83,681)	(109,907)
Class C	(559,736)	(568,187)
Class R	(432,658)	(130,924)
Institutional Class	(216,410)	(131,197)
Service Class	(5,880,099)	(6,132,124)
Net realized gains:
Class A	(130,464)	(270,490)
Class B	(45,046)	(57,530)
Class C	(276,498)	(268,380)
Class R	(125,912)	(7,671)
Institutional Class	(66,977)	(3,331)
Service Class	(2,213,528)	(2,501,073)

Change in net assets from shareholder distributions	(10,400,936)	(10,858,065)

Change in net assets from capital transactions	23,565,491	35,443,333

Change in net assets	(8,154,239)	39,288,264

Net Assets:
Beginning of period	248,147,160	208,858,896

End of period	$239,992,921	$248,147,160

Accumulated undistributed net investment income at end of period	$698,149	$730,752

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$7,646,399	$8,737,968
Dividends reinvested	344,099	820,326
Cost of shares redeemed	(14,936,001)	(8,161,368)

Total Class A	(6,945,503)	1,396,926

Class B Shares
Proceeds from shares issued	1,201,415	809,491
Dividends reinvested	67,118	86,658
Cost of shares redeemed	(1,262,507)	(1,092,668)

Total Class B	6,026	(196,519)

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 79

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Conservative Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$12,739,577	$7,324,611
Dividends reinvested	241,474	229,974
Cost of shares redeemed	(7,446,586)	(5,055,888)

Total Class C	5,534,465	2,498,697

Class R Shares
Proceeds from shares issued	17,904,729	10,511,040
Dividends reinvested	507,200	111,663
Cost of shares redeemed	(3,936,978)	(3,338,698)

Total Class R	14,474,951	7,284,005

Institutional Class Shares
Proceeds from shares issued	2,846,847	5,273,466
Dividends reinvested	283,385	134,528
Cost of shares redeemed	(1,710,580)	(675,078)

Total Institutional Class	1,419,652	4,732,916

Service Class Shares
Proceeds from shares issued	53,252,940	49,106,209
Dividends reinvested	8,093,573	8,633,171
Cost of shares redeemed	(52,270,613)	(38,012,072)

Total Service Class	9,075,900	19,727,308

Change in net assets from capital transactions:	$23,565,491	$35,443,333

SHARE TRANSACTIONS:
Class A Shares
Issued	760,798	839,883
Reinvested	33,924	79,394
Redeemed	(1,436,187)	(783,779)

Total Class A Shares	(641,465)	135,498

Class B Shares
Issued	121,510	77,779
Reinvested	6,589	8,399
Redeemed	(127,388)	(105,118)

Total Class B Shares	711	(18,940)

Class C Shares
Issued	1,280,608	708,280
Reinvested	23,848	22,345
Redeemed	(750,845)	(487,981)

Total Class C Shares	553,611	242,644

Class R Shares
Issued	1,783,463	1,010,306
Reinvested	50,233	10,762
Redeemed	(391,654)	(320,965)

Total Class R Shares	1,442,042	700,103

The accompanying notes are an integral part of these financial statements.

80 Annual Report 2008

	Nationwide Investor Destinations Conservative Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	283,419	508,965
Reinvested	27,835	12,906
Redeemed	(169,544)	(64,411)

Total Institutional Class Shares	141,710	457,460

Service Class Shares
Issued	5,272,418	4,704,519
Reinvested	796,011	833,951
Redeemed	(5,134,722)	(3,645,738)

Total Service Class Shares	933,707	1,892,732

Total change in shares:	2,430,316	3,409,497

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 81

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Conservative Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
	Net Asset		and									Ratio of Net	Expenses
	Value,		Unrealized								Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2008	$10.56	0.37	(1.20)	(0.83)	(0.34)	(0.13)	(0.47)	$9.26	(8.17%)	$11,682,682	0.46%	3.24%	0.46%	29.72%
Year Ended October 31, 2007	$10.40	0.37	0.31	0.68	(0.37)	(0.15)	(0.52)	$10.56	6.78%	$20,101,731	0.47%	3.54%	0.47%	10.69%
Year Ended October 31, 2006	$10.17	0.34	0.32	0.66	(0.31)	(0.12)	(0.43)	$10.40	6.68%	$18,383,603	0.48%	2.98%	0.48%	36.51%
Year Ended October 31, 2005	$10.13	0.24	0.12	0.36	(0.27)	(0.05)	(0.32)	$10.17	3.67%	$28,965,461	0.53%	2.85%	0.53%	13.42%
Year Ended October 31, 2004	$9.88	0.22	0.25	0.47	(0.22)	–	(0.22)	$10.13	4.84%	$5,007,763	0.50%	2.43%	0.51%	11.67%

Class B Shares
Year Ended October 31, 2008	$10.54	0.26	(1.16)	(0.90)	(0.24)	(0.13)	(0.37)	$9.27	(8.81%)	$3,261,540	1.20%	2.53%	1.20%	29.72%
Year Ended October 31, 2007	$10.38	0.29	0.31	0.60	(0.29)	(0.15)	(0.44)	$10.54	6.01%	$3,701,270	1.20%	2.81%	1.21%	10.69%
Year Ended October 31, 2006	$10.16	0.24	0.34	0.58	(0.24)	(0.12)	(0.36)	$10.38	5.89%	$3,841,442	1.21%	2.36%	1.22%	36.51%
Year Ended October 31, 2005	$10.12	0.21	0.08	0.29	(0.20)	(0.05)	(0.25)	$10.16	3.02%	$4,010,143	1.22%	2.10%	1.22%	13.42%
Year Ended October 31, 2004	$9.87	0.15	0.25	0.40	(0.15)	–	(0.15)	$10.12	4.12%	$3,437,479	1.23%	1.70%	–(f)	11.67%

82 Annual Report 2008

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Conservative Fund (Continued)

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
	Net Asset		and									Ratio of Net	Expenses
	Value,		Unrealized								Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class C Shares
Year Ended October 31, 2008	$10.51	0.25	(1.15)	(0.90)	(0.25)	(0.13)	(0.38)	$9.23	(8.83%)	$23,815,171	1.20%	2.52%	1.20%	29.72%
Year Ended October 31, 2007	$10.35	0.29	0.32	0.61	(0.30)	(0.15)	(0.45)	$10.51	6.04%	$21,304,049	1.21%	2.81%	1.21%	10.69%
Year Ended October 31, 2006	$10.13	0.25	0.34	0.59	(0.25)	(0.12)	(0.37)	$10.35	5.92%	$18,473,790	1.21%	2.36%	1.22%	36.51%
Year Ended October 31, 2005	$10.09	0.21	0.08	0.29	(0.20)	(0.05)	(0.25)	$10.13	2.95%	$19,105,966	1.23%	2.10%	1.23%	13.42%
Year Ended October 31, 2004	$9.85	0.16	0.24	0.40	(0.16)	–	(0.16)	$10.09	4.10%	$13,682,592	1.24%	1.69%	–(f)	11.67%

Class R Shares
Year Ended October 31, 2008	$10.55	0.29	(1.14)	(0.85)	(0.33)	(0.13)	(0.46)	$9.24	(8.40%)	$20,228,887	0.82%	2.85%	0.82%	29.72%
Year Ended October 31, 2007	$10.40	0.31	0.34	0.65	(0.35)	(0.15)	(0.50)	$10.55	6.44%	$7,900,079	0.83%	3.17%	0.83%	10.69%
Year Ended October 31, 2006	$10.20	0.26	0.38	0.64	(0.32)	(0.12)	(0.44)	$10.40	6.46%	$502,668	0.83%	3.03%	0.83%	36.51%
Year Ended October 31, 2005	$10.15	0.22	0.14	0.36	(0.26)	(0.05)	(0.31)	$10.20	3.65%	$3,156	0.65%	2.67%	0.65%	13.42%
Year Ended October 31, 2004	$9.87	0.22	0.24	0.46	(0.18)	–	(0.18)	$10.15	4.73%	$1,192	0.62%	2.30%	–(f)	11.67%

Institutional Class Shares
Year Ended October 31, 2008	$10.62	0.36	(1.16)	(0.80)	(0.40)	(0.13)	(0.53)	$9.29	(7.89%)	$5,705,718	0.20%	3.52%	0.20%	29.72%
Year Ended October 31, 2007	$10.46	0.38	0.33	0.71	(0.40)	(0.15)	(0.55)	$10.62	7.12%	$5,019,624	0.22%	3.77%	0.22%	10.69%
Year Ended October 31, 2006	$10.23	0.33	0.37	0.70	(0.35)	(0.12)	(0.47)	$10.46	6.91%	$158,596	0.22%	3.68%	0.23%	36.51%
Period Ended October 31, 2005 (g)	$10.20	0.27	(0.02)	0.25	(0.22)	–	(0.22)	$10.23	2.44%	$1,024	0.28%	3.74%	0.28%	13.42%

2008 Annual Report 83

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Conservative Fund (Continued)

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
	Net Asset		and									Ratio of Net	Expenses
	Value,		Unrealized								Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Service Class Shares
Year Ended October 31, 2008	$10.58	0.32	(1.17)	(0.85)	(0.33)	(0.13)	(0.46)	$9.27	(8.31%)	$175,298,923	0.58%	3.14%	0.59%	29.72%
Year Ended October 31, 2007	$10.42	0.35	0.32	0.67	(0.36)	(0.15)	(0.51)	$10.58	6.64%	$190,120,407	0.61%	3.41%	0.61%	10.69%
Year Ended October 31, 2006	$10.20	0.31	0.34	0.65	(0.31)	(0.12)	(0.43)	$10.42	6.52%	$167,498,797	0.61%	2.95%	0.62%	36.51%
Year Ended October 31, 2005	$10.15	0.27	0.09	0.36	(0.26)	(0.05)	(0.31)	$10.20	3.62%	$137,588,864	0.62%	2.70%	0.63%	13.42%
Year Ended October 31, 2004	$9.90	0.23	0.23	0.46	(0.21)	–	(0.21)	$10.15	4.69%	$101,261,256	0.61%	2.31%	0.63%	11.67%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	There were no fee reductions during the period.
(g)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.
-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

84 Annual Report 2008

Notes to Financial Statements
October 31, 2008

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated as of October 30, 1997, as subsequently amended, was redomesticated as a Delaware statutory trust on February 28, 2005. The redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2008, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates thirty-six (36) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) funds listed below (each, a “Fund”; collectively, the “Funds”):

-	Nationwide Investor Destinations Aggressive Fund (“Investor Destinations Aggressive”)
-	Nationwide Investor Destinations Moderately Aggressive Fund (“Investor Destinations Moderately Aggressive”)
-	Nationwide Investor Destinations Moderate Fund (“Investor Destinations Moderate”)
-	Nationwide Investor Destinations Moderately Conservative Fund (“Investor Destinations Moderately Conservative”)
-	Nationwide Investor Destinations Conservative Fund (“Investor Destinations Conservative”)

Each of the Funds is constructed as a “fund of funds,” which means that each of the Funds pursues its investment objective by allocating its investments primarily among other affiliated and unaffiliated mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. Each of the Funds may also invest in a non-registered Fixed Interest Contract (“Fixed Interest Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”) up to the Fund’s designated limit.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset values (“NAV“s) as reported by the Underlying Funds. The securities in the Underlying Funds generally are valued as of the close of business of the regular session of trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern time). The Underlying Funds generally value securities and assets at current market value.

Each of the Funds (except the Investor Destinations Aggressive Fund) currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and will pay the Fund a fixed rate of interest. The fixed interest rate must be at least 3.50% (on an annual basis), but may be higher and is currently adjusted on a quarterly basis. During the twelve months ended October 31, 2008, the rate ranged from 4.00% to 4.05%. Because the contract is guaranteed by Nationwide Life, assuming no default, the Fund receives no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets

2008 Annual Report 85

Notes to Financial Statements (Continued)
October 31, 2008

underlying the contract. Although under certain market conditions a Fund’s performance may be hurt by its investment in the Nationwide Contract, Nationwide Fund Advisors (“NFA” or “Adviser”) believes that the relatively stable nature of the Nationwide Contract should reduce the Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously. Under most circumstances, the fixed interest contract is valued at par value each day, which is deemed to be fair value. The par value is calculated each day by the summation of the following factors: prior day’s par value; prior day’s interest accrued (par multiplied by guaranteed fixed rate); and current day net purchase or redemption.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty. As of October 31, 2008, the Funds did not hold any repurchase agreements.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for all Funds. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences (i.e., reclassification of market discounts, foreign gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(e)	Federal Income Taxes

It is the policy of each Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

86 Annual Report 2008

The Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If a tax position taken by a Fund is not sustained upon examination by a taxing authority, the Fund may incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Accordingly, the Funds were required to implement FIN 48 in their NAV per share calculations on April 30, 2008. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Funds’ current financial statements. Each Fund files U.S. federal income tax returns and, if applicable, returns in various state or foreign jurisdictions in which it invests. Each Fund’s taxable years 2005 to 2008 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to each Fund’s NAV and financial statements.

(f)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For each Fund, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total NAV of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) manages the investment of the assets and supervises the daily business affairs of the Funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), whose parent company is Nationwide Corporation.

Under the terms of the Funds’ Investment Advisory Agreement, the Funds each pay NFA an investment advisory fee of 0.13% based on the Fund’s average daily net assets.

NFA and the Funds have entered into written Expense Limitation Agreements, that limit operating expenses (excluding any taxes, interest, brokerage fees, Rule 12b-1 fees, short sale dividend expenses, administrative service fees, other expenditures which are capitalized in accordance with GAAP and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not

2008 Annual Report 87

Notes to Financial Statements (Continued)
October 31, 2008

incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until at least May 1, 2009:

Fund	Classes	Amount

Investor Destinations Aggressive(a)	All Classes	0.25%

Investor Destinations Moderately Aggressive(a)	All Classes	0.25%

Investor Destinations Moderate(a)	All Classes	0.25%

Investor Destinations Moderately Conservative(a)	All Classes	0.25%

Investor Destinations Conservative(a)	All Classes	0.25%

(a)	The Expense Limitation Agreement also states that the expense ratio for each class, except Class R & Class I, will not exceed 4.00% through March 1, 2011.

NFA may request and receive reimbursement from the Funds for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by NFA is not permitted. As of October 31, 2008, the Funds had no cumulative potential reimbursements.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFS Distributors Inc. (“NFSDI”). These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions of Class B and shares made within six years of the purchase. Class C shares have a CDSC fee of 1% imposed on redemptions of Class C shares of the Funds made within one year of purchase. For the year ended October 31, 2008, NFD received commissions of $838,290 from front-end sales charges of Class A shares and from CDSC fees from Class B and Class C shares of the Funds, of which $74,626 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFSDI, provides various administrative and accounting services for the Funds, and serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The Funds do not pay a fee for these services.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Funds.

NFA and Citi have agreed to designate certain sub-transfer agency agreements NFA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, Citi will credit to NFA an amount equal to the lesser of (i) the actual amount NFA is charged by the sub-transfer agent under the

88 Annual Report 2008

applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. Citi will calculate and credit such amounts to NFA’s fees on a monthly basis. All amounts will be credited to each applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, NFS and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class R, and Service Class shares of each of the Funds

For the year ended October 31, 2008, NFS received the following amounts in administrative services fees from each Fund:

Fund	Amount

Investor Destinations Aggressive	$1,227,350

Investor Destinations Moderately Aggressive	1,912,222

Investor Destinations Moderate	1,535,888

Investor Destinations Moderately Conservative	452,550

Investor Destinations Conservative	292,577

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Board of Trustees and the Trust, the Board of Trustees has agreed to reimburse NFA for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended October 31, 2008, the Funds’ portion of such costs amounted to $39,667.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Funds’ custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, expiring on July 23, 2009, with a commitment fee of 0.07% per year on $100,000,000. There are three (3) other lenders participating in this arrangement. Advances taken by the Funds under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended October 31, 2008.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credits) when the Funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

2008 Annual Report 89

Notes to Financial Statements (Continued)
October 31, 2008

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2008, were as follows:

Fund	Purchases	Sales

Investor Destinations Aggressive	$172,805,148	$171,722,591

Investor Destinations Moderately Aggressive	401,656,552	378,759,329

Investor Destinations Moderate	276,188,071	542,418,614

Investor Destinations Moderately Conservative	119,012,851	88,765,400

Investor Destinations Conservative	102,177,727	61,461,088

6. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience however, the Trust expects that risk of loss to be remote.

7. New Accounting Pronouncements

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about each Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on each Fund’s financial statements and related disclosures.

In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivates and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (the “Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating what impact the adoption of the Amendment will have on each Fund’s financial statement disclosure.

90 Annual Report 2008

8. Other

At October 31, 2008, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts

Investor Destination Aggressive	81%	2

Investor Destination Mod Aggressive	91%	3

Investor Destination Moderate	90%	3

Investor Destination Mod Conservative	81%	2

Investor Destination Conservative	83%	2

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the NAV of many mutual funds, including these Funds. Such events during this period have included, but are not limited to, the seizure of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation by U.S. banking regulators, the bankruptcy filing of Lehman Brothers and sale of Merrill Lynch to Bank of America, and the government bailout of AIG. These companies represent financial institutions with which certain of the Funds conduct business and/or whose securities are or may be held by the Funds. The potential investment of each Fund’s investments in these issuers, and the financial sector in general, as reflected in each Fund’s schedule of investments, may expose investors to the negative (or positive) performance resulting from these and other events. U.S. Government Agency securities and collateral received by the Funds under various arrangements may include bonds issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2008, was as follows: (Total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when paid.)

	Distributions paid from
		Net	Total	Tax	Total
	Ordinary	Long-Term	Taxable	Exempt	Distributions
Fund	Income	Capital Gains	Distributions	Distributions	Paid

Investor Destinations Aggressive	$21,101,059	$37,653,853	$58,754,912	$—	$58,754,912

Investor Destinations Moderately Aggressive	37,312,839	43,672,410	80,985,249	—	80,985,249

Investor Destinations Moderate	35,219,718	35,097,796	70,317,514	—	70,317,514

Investor Destinations Moderately Conservative	11,126,144	9,262,620	20,388,764	—	20,388,764

Investor Destinations Conservative	7,610,724	2,790,212	10,400,936	—	10,400,936

2008 Annual Report 91

Notes to Financial Statements (Continued)
October 31, 2008

The tax character of distributions paid during the fiscal year ended October 31, 2007, was as follows: (Total distributons paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from
		Net	Total	Tax	Total
	Ordinary	Long-Term	Taxable	Exempt	Distributions
Fund	Income	Capital Gains	Distributions	Distributions	Paid

Investor Destinations Aggressive	$24,732,426	$17,918,475	$42,650,901	$—	$42,650,901

Investor Destinations Moderately Aggressive	40,707,968	30,036,361	70,744,329	—	70,744,329

Investor Destinations Moderate	46,112,465	29,220,691	75,333,156	—	75,333,156

Investor Destinations Moderately Conservative	11,266,948	7,873,900	19,140,848	—	19,140,848

Investor Destinations Conservative	7,749,589	3,108,476	10,858,065	—	10,858,065

As of October 31, 2008, the components of accumulated earnings (deficit) on a tax basis were as follows: (Total distributions paid differ from the Staement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

								Total
	Undistributed	Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
	Tax Exempt	Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Earnings
Fund	Income	Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

Investor Destinations Aggressive	$—	$—	$51,830,295	$51,830,295	$—	$—	$(291,851,390)	$(240,021,095)

Investor Destinations Moderately Aggressive	—	591,218	91,586,304	92,177,522	—	—	(400,364,983)	(308,187,461)

Investor Destinations Moderate	—	1,510,848	93,323,834	94,834,682	—	—	(262,947,180)	(168,112,498)

Investor Destinations Moderately Conservative	—	769,194	9,272,092	10,041,286	—	—	(60,401,507)	(50,360,221)

Investor Destinations Conservative	—	698,149	3,504,410	4,202,559	—	—	(24,091,372)	(19,888,813)

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of October 31, 2008, the tax cost of securities and the breakdown of unrealized appreciation / (depreciation) for each Fund were as follows:

				Net Unrealized
	Tax Cost	Unrealized	Unrealized	Appreciation
Fund	of Securities	Appreciation	Depreciation	(Depreciation)

Investor Destinations Aggressive	$1,015,788,468	$—	$(291,851,390)	$(291,851,390)

Investor Destinations Moderately Aggressive	1,628,715,561	9	(400,364,992)	(400,364,983)

92 Annual Report 2008

				Net Unrealized
	Tax Cost	Unrealized	Unrealized	Appreciation
Fund	of Securities	Appreciation	Depreciation	(Depreciation)

Investor Destinations Moderate	$1,351,229,160	$—	$(262,947,180)	$(262,947,180)

Investor Destinations Moderately Conservative	397,592,870	—	(60,401,507)	(60,401,507)

Investor Destinations Conservative	264,370,206	—	(24,091,372)	(24,091,372)

As of October 31, 2008, for Federal income tax purposes, the Funds did not have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations.

2008 Annual Report 93

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Moderately Aggressive Fund, Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Moderately Conservative Fund and Nationwide Investor Destinations Conservative Fund (five series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2008

94 Annual Report 2008

Supplemental Information
(Unaudited)

1) Other Federal Tax Information

For the period ended October 31, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2008 From 1099-DIV.

For the year ended October 31, 2008, the following Funds paid qualified dividend income:

Qualified
Dividend
Fund	Income

Investor Destinations Aggressive	$15,190,645

Investor Destinations Moderately Aggressive	20,433,968

Investor Destinations Moderate	12,350,967

Investor Destinations Moderately Conservative	2,321,783

Investor Destinations Conservative	729,142

For the taxable year ended October 31, 2008, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends
Received
Fund	Deduction

Investor Destinations Aggressive	45%

Investor Destinations Moderately Aggressive	35%

Investor Destinations Moderate	25%

Investor Destinations Moderately Conservative	15%

Investor Destinations Conservative	7%

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount

Investor Destinations Aggressive	$37,653,853

Investor Destinations Moderately Aggressive	43,672,411

Investor Destinations Moderate	35,097,795

Investor Destinations Moderately Conservative	9,262,620

Investor Destinations Conservative	2,790,211

2008 Annual Report 95

Management Information
(Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of
			Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex	Other
Name, Address	and Length of	Principal Occupation(s)	Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]

Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	94	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee Since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting group) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	94	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	94	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST, a global management consulting firm.	94	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee Since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 to June 2000 and President & CEO from June 1992 to October 1999.	94	None

96 Annual Report 2008

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust (Continued)

			Number of
			Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex	Other
Name, Address	and Length of	Principal Occupation(s)	Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 – 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	94	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts; Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	94	None

2008 Annual Report 97

Management Information (Continued)
(Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust (Continued)

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex	Other
Name, Address	and Length of	Principal Occupation(s)	Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee Since 1995 and Chairman Since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology orientated investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	94	None

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
[3]	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFA, the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, are wholly-owned subsidiaries of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

98 Annual Report 2008

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund	Other
	with the Trust		Complex	Directorships
Name, Address	and Length of	Principal Occupation(s)	Overseen	Held by
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Trustee[3]

Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee SinceFebruary 2000[4]	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	94	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

Michael S. Spangler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1966	President and Chief Executive Officer sinceJune 2008[5]
Mr. Spangler is the President and Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC [2] and Nationwide Fund Distributors LLC [2], and is a Senior Vice President of Nationwide Financial Services, Inc.[2] From May 2004 until May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc., and Vice President and Director of Touchstone Investments Business Operations from July 2002 until May 2004.
			N/A	N/A

Stephen T. Grugeon Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Executive Vice President and Chief Operating Officer since June2008[6]
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. [2] Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company and includes Nationwide SA Capital Trust. [2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation, a subsidiary of NWD Investments, from 1999 through 2003.[2]
			N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer Since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]
			N/A	N/A

2008 Annual Report 99

Management Information (Continued)
(Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust (Continued)

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund	Other
	with the Trust		Complex	Directorships
Name, Address	and Length of	Principal Occupation(s)	Overseen	Held by
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Trustee[3]
Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary Since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007). [2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

100 Annual Report 2008

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust (Continued)

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund	Other
	with the Trust		Complex	Directorships
Name, Address	and Length of	Principal Occupation(s)	Overseen	Held by
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Trustee[3]
Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008
Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008). [2] From January 2006 through April 2007, Mr. Butler was Vice President – Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President – Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	This position is held with an affiliated person or principal underwriter of the Trust.
[3]	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mr. Shisler resigned as a Trustee of the Trust effective September 19, 2008.
[5]	Prior to June 30, 2008, Mr. Grugeon served as the Trust’s acting President and Chief Executive Officer. Prior to February 2008, Mr. John H. Grady was the President and Chief Executive Officer.
[6]	From February 2008 through June 2008, Mr. Grugeon also served as acting President and Chief Executive Officer of Nationwide Mutual Funds, Nationwide Variable Insurance Trust and Nationwide Funds Group.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2008 Annual Report 101

1200 River Road, Suite 1000
Conshohocken, PA 19428
nationwidefunds.com

Nationwide, the Nationwide Framemark, Nationwide Funds and On Your Side are federally registered service marks of Nationwide Mutual Insurance Company. Nationwide Funds Group is a service mark of Nationwide Mutual Insurance Company

©2008 Nationwide Funds Group.
All rights reserved.

AR-ID 12/08

Nationwide Mutual Funds
Annual Report
October 31, 2008

Equity Funds
Nationwide Growth Fund
Nationwide Fund

Fixed-Income Funds
Nationwide Money Market Fund

AnnualReport
October 31, 2008

Contents

1	Message to Shareholders

Equity Funds
6	Nationwide Growth Fund
21	Nationwide Fund

Fixed Income Funds
38	Nationwide Money Market Fund
53	Notes to Financial Statements

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on nationwidefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

This page intentionally left blank

Message to Shareholders
October 31, 2008

Dear Shareholder:

Challenging developments in financial markets, as well as in the global economy particularly during the latter months of the annual reporting period, have dominated the news cycles. Commentators have described the decline as “unprecedented in our lifetime.” Unfortunately, I cannot contradict the pundits. Nearly across the board, markets are posting negative performance numbers in the double digits. As for our funds, while some performed well relative to their peer groups, most have lost value.

The causes for the prevailing negative market conditions have been well documented in the press and elsewhere. The failure of high-profile financial institutions and the extraordinary government intervention have left no asset class unaffected. While I can’t give you good news at this time, I can urge you to keep these events in perspective.

It’s important to remember that economic markets never stand still. They’re volatile by nature. Of course, that premise is easier to accept when markets are going up. However, we approach investing from a long-term perspective. Staying focused, adhering to a plan and remaining aware of your options will help you endure various market conditions.

Nationwide® and Nationwide Funds Groupsm continue to work with investors to help them keep a solid grasp on their long-term financial goals. Our approach is deliberate and our commitment is firm. We do not foresee a fast recovery from the ongoing economic and market turbulence. However, we believe that our underlying investment principles are sound.

In closing, we thank you for entrusting your assets to Nationwide Funds Group.

Sincerely,

Michael S. Spangler
President
Nationwide Mutual Funds

This report and the holdings provided are for informational purposes only, and are not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is subject to change at any time. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s internet site nationwidefunds.com.

There is no assurance that a diversified portfolio will produce better results than a nondiversified portfolio.

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved.

Market index performance is provided by a third party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and does not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper Inc.

Lipper Inc., a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

iMoneyNet First Tier Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds that do not invest in any second-tier securities. Portfolio holdings of first-tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, first-tier commercial paper, floating-rate notes and asset-backed commercial paper.

Barclay s Capital U.S. Aggregate Bond Index [formerly Lehman Brothers (LB) U.S. Aggregate Index]: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-

2008 Annual Report 1

Message to Shareholders (Continued)
October 31, 2008

backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s MidCap 400 (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency except as stated below. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market.

•	The U.S. Treasury Temporary Guarantee Program provides a guarantee to participating money market mutual fund shareholders based on the number of shares invested in the fund at the close of business on September 19, 2008.

•	Any increase in the number of shares an investor holds after the close of business on September 19, 2008, will not be guaranteed.

•	If a customer closes his or her account with a fund or broker-dealer, any future investment in the fund will not be guaranteed.

•	If the number of shares an investor holds fluctuates during the period, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less.

•	The Program, which was set to expire on December 18, 2008, has been extended by the United States Treasury and is set to expire on April 30, 2009.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV of the Nationwide Fund and the Nationwide Growth Fund, and Prime Shares of the Nationwide Money Market Fund. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Sales charge and fee information:

Nationwide Fund

Nationwide Growth Fund

Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee.

Sales charge and fee information:

Nationwide Money Market Fund

The Fund has no sales charge or 12b-1 fee.Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain

2 Annual Report 2008

this and other fund information, please call 1-800-848-0920 to request a prospectus, or download a prospectus at nationwidefunds.com. Please read it carefully before investing any money.

The Funds’ adviser or its employees, may have a position in the securities named in this report. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with Aberdeen Asset Management Inc. NFD is affiliated with Nationwide Asset Management, LLC.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services, Inc. (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds. NFS is an affiliate of Nationwide Mutual Insurance Company.

2008 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the year ended October 31, 2008.

The economic conditions during the reporting period were driven by events that began to take shape in mid-year 2007 as the bursting of the U.S. housing bubble triggered a number of collateral impacts across the global economy. Specifically, substantial dislocations occurred in global financial markets. The financial imbalances and subprime mortgage default issues that became obvious to everyone in late 2007 mushroomed into a global financial crisis marked by diminishing liquidity and plunging asset values.

Financial services and cyclical stocks were the areas most aggressively pressured during the reporting period as the economy slowed and the residential housing market and the mortgages backing it soured. These problems included: (1) the failures of several prominent U.S. financial institutions; (2) the U.S. government’s takeover of Fannie Mae and Freddie Mac (the government-sponsored enterprises representing a large portion of the U.S. residential mortgage market); (3) the reorganization of Wall Street’s remaining investment banks (The Goldman Sachs Group, Inc. and Morgan Stanley) as bank holding companies; and (4) the need to pass a $700 billion Troubled Asset Relief Program (TARP) bill by the U.S. Congress.

In short, the reporting period was filled with events that have not happened in more than 50 years, and, in many cases, since the Great Depression. Worldwide recession fears, fueled by these financial problems, resulted in sizable double-digit declines in nearly all segments of the investment market as well as increased volatility throughout the reporting period, along with rapid changes in relative performance among economic sectors. This was especially true in commodities; prices both surged and fell sharply during the course of the reporting period.

Large-capitalization U.S. equities, as measured by the large-cap Standard & Poor’s 500® (S&P 500) Index, fell 36% during the reporting period as credit markets deteriorated and market volatility reached record levels. Mid-cap U.S. equities, as measured by the Standard & Poor’s MidCap 400 (S&P 400) Index, lost 37%, and small-cap U.S. equities, as measured by the Russell 2000® Index, declined 34%.

In general, international stocks were even more negatively affected than U.S. equities. International developed market stocks, as measured by the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, lost more than 46% during the reporting period, including a loss of more than 34% during the last three months of the period. Emerging market stocks, as measured by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, lost more than 56% during the reporting period, including a loss of more than 44% during the last three months of the period.

The reporting period was a time of general disappointment for fixed-income investors as well. The broad-based Barclays Capital U.S. Aggregate Bond Index [formerly Lehman Brothers (LB) U.S. Aggregate Bond Index] gained a mere 0.31%. Continuing credit market woes, however, coupled with uncertainty about the extent of government intervention to help ease the liquidity crunch, served to drag down U.S. investment-grade corporate bonds by nearly 14% during the reporting period.

4 Annual Report 2008

Nationwide Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2008, the Nationwide Growth Fund (Class A at NAV) registered -37.65% versus -36.95% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Large-Cap Growth Funds (consisting of 784 funds as of October 31, 2008) was -38.55% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund benefited from holdings in a number of strong companies. These included Gilead Sciences, Inc., an HIV drugmaker that benefited from increased use of its key products; McDonald’s Corp., which took market share from higher-end restaurants in a slowing economy; Hess Corp., which rallied during the reporting period when energy prices were rising rapidly; and Visa Inc., which enjoyed margin-expansion opportunities. Wal-Mart Stores, Inc. performed well after making store improvements and benefited from a trend toward greater frugality among consumers amid a weakening economy. The Fund’s positions in QUALCOMM Inc. and McAfee, Inc. also were positive contributors. The Fund was overweight in the health-care sector relative to its benchmark index throughout the reporting period and benefited as health-care stocks generally outperformed the market.

What areas of investment detracted from Fund performance?

The Fund’s overall stock selection in the health care and technology sectors hampered performance during the reporting period. Health insurer Aetna Inc. fell as investment income declined, while Merck & Co., Inc. fell as prescription rates for several of its key drugs came in lower than anticipated. Symantec Corp., a security software firm, and Cognizant Technology Solutions Corp., an outsourcer of technology, were both weaker as large financial-services customers pulled back on spending plans. The Fund’s underweight positions in a number of large companies such as The Procter & Gamble Co. and International Business Machines Corp. (IBM) hindered performance as large, stable companies outperformed the market during the reporting period.

What is your outlook for the near term?

While we obviously are mindful of a slowing global economy and continuing near-term dislocations in global credit markets, we remain confident in the ultimate durability of both the U.S. and international economies. Global policy action and coordination by regulators and policymakers has been both unprecedented and substantial, and this is likely to have an improving effect over the longer term. Although the reporting period has been volatile and negative, the foundation has been laid for what could be the start of a recovery in 2009. It is important to note that the dollar has been stable of late, and the commodity investment bubble appears to have burst. With policymakers around the globe moving with increased cohesion and vigor to restore confidence and prevent a deflationary spiral, signs of a recovery are beginning to emerge. In the meantime, we believe that our focus on finding good-quality businesses at attractive valuations will position the Fund appropriately to benefit from an economic recovery.

Subadviser:
Aberdeen Asset Management Inc.

Portfolio Managers:
Christopher Baggini, CFA and Douglas Burtnick, CFA

2008 Annual Report 5

Fund Performance	Nationwide Growth Fund

Average Annual Total Return
(For periods ended October 31, 2008)

					Expense
		1 Yr.	5 Yr.	10 Yr.	Ratio*

Class A	w/o SC1	-37.65%	-0.68%	-5.64%	1.12%
	w/SC2	-41.25%	-1.85%	-6.20%

Class B	w/o SC1	-38.06%	-1.36%	-6.53%	1.81%
	w/SC3	-41.16%	-1.76%	-6.53%

Class C4	w/o SC1	-38.07%	-1.34%	-6.17%	1.81%
	w/SC5	-38.69%	-1.34%	-6.17%

Class D	w/o SC2	-37.40%	-0.37%	-5.36%	0.81%
	w/SC6	-40.22%	-1.27%	-5.80%

Class R1,7		-37.87%	-0.90%	-5.61%	1.51%

Institutional Service Class[1,7]		-37.36%	-0.36%	-5.35%	0.81%

Institutional Class[1,7]		-37.44%	-0.40%	-5.38%	0.81%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2007. Please see the Fund’s most recent prospectus for details.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	These returns for periods prior to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class C shares (3/1/01), Institutional Service Class shares (1/2/02), Class R shares (10/1/03), and Institutional Class shares (6/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C, Institutional Service Class, Class R shares and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C and Class R shares would have been lower.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	A 4.50% front-end sales charge was deducted.

[7]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Growth Fund, the Russell 1000 Growth Index (Russell 1000 Growth)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/08. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 Growth measures the performance of those companies in the Russell 1000 Index (the largest 1000 companies in the U.S.) with higher price-to-book ratios and higher forecasted growth values.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2008

Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2008

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Growth Fund			05/01/08	10/31/08	05/01/08 - 10/31/08[a]	05/01/08 - 10/31/08[a]

Class A Shares	Actual		1,000.00	703.34	4.72	1.10
	Hypothetical	[b]	1,000.00	1,019.59	5.62	1.10

Class B Shares	Actual		1,000.00	700.27	7.80	1.83
	Hypothetical	[b]	1,000.00	1,015.96	9.29	1.83

Class C Shares	Actual		1,000.00	700.27	7.81	1.83
	Hypothetical	[b]	1,000.00	1,015.94	9.31	1.83

Class D Shares	Actual		1,000.00	704.46	3.55	0.83
	Hypothetical	[b]	1,000.00	1,020.97	4.22	0.83

Class R Shares	Actual		1,000.00	702.34	6.09	1.42
	Hypothetical	[b]	1,000.00	1,017.98	7.25	1.42

Institutional Service Class Shares	Actual		1,000.00	704.82	3.38	0.79
	Hypothetical	[b]	1,000.00	1,021.17	4.02	0.79

Institutional Class Shares	Actual		1,000.00	704.11	3.39	0.79
	Hypothetical	[b]	1,000.00	1,021.15	4.03	0.79

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Annual Report 7

Portfolio Summary	Nationwide Growth Fund
October 31, 2008

Asset Allocation

Common Stocks	99.1%
Repurchase Agreement	1.7%
Liabilities in excess of other assets	-0.8%

100.0%

Top Industries

Software	9.1%
Biotechnology	7.1%
Computers & Peripherals	6.7%
Health Care Equipment & Supplies	5.2%
Pharmaceuticals	5.1%
Food & Staples Retailing	5.0%
Communications Equipment	4.7%
Hotels, Restaurants & Leisure	4.5%
Oil, Gas & Consumable Fuels	3.9%
Energy Equipment & Services	3.6%
Other	45.1%

100.0%

Top Holdings*

Microsoft Corp.	3.8%
Abbott Laboratories	2.7%
Apple, Inc.	2.7%
Wal-Mart Stores, Inc.	2.6%
Google, Inc.	2.3%
Oracle Corp.	2.1%
PepsiCo, Inc.	2.1%
Cisco Systems, Inc.	2.0%
Gilead Sciences, Inc.	2.0%
McDonald’s Corp.	1.9%
Other	75.8%

100.0%

*	For purpose of listing top holdings, the repurchase agreement is included as part of Other.

8 Annual Report 2008

Statement of Investments
October 31, 2008

Nationwide Growth Fund

Common Stocks 99.1%

	Shares	Value

Aerospace & Defense 3.6%
Boeing Co.	8,780	$458,931
Honeywell International, Inc.	33,200	1,010,940
Precision Castparts Corp.	12,850	832,808
Raytheon Co.	30,150	1,540,966
United Technologies Corp.	8,360	459,466

		4,303,111

Beverages 3.4%
Coca-Cola Co. (The)	35,920	1,582,635
PepsiCo, Inc.	44,690	2,547,777

		4,130,412

Biotechnology 7.1%
Amgen, Inc.*	11,450	685,741
Biogen Idec, Inc.*	28,470	1,211,398
Cephalon, Inc.*	19,200	1,377,024
Genentech, Inc.*	18,200	1,509,508
Gilead Sciences, Inc.*	52,090	2,388,326
ImClone Systems, Inc.*	9,240	635,342
United Therapeutics Corp.*	8,620	751,923

		8,559,262

Capital Markets 2.2%
Charles Schwab Corp. (The)	63,200	1,208,384
Franklin Resources, Inc.	3,200	217,600
Investment Technology Group, Inc.*	6,300	128,583
Lazard Ltd., Class A	7,750	233,818
State Street Corp.	21,190	918,586

		2,706,971

Chemicals 1.9%
Air Products & Chemicals, Inc.	17,000	988,210
Celanese Corp., Series A	17,750	246,015
Monsanto Co.	11,977	1,065,713

		2,299,938

Commercial Banks 0.5%
Synovus Financial Corp.	61,400	634,262

Commercial Services & Supplies 0.1%
Waste Management, Inc.	5,500	171,765

Communications Equipment 4.7%
Cisco Systems, Inc.*	134,540	2,390,776
Juniper Networks, Inc.*	67,100	1,257,454
Nortel Networks Corp.*	63	78
QUALCOMM, Inc.	51,920	1,986,459

		5,634,767

Computers & Peripherals 6.7%
Apple, Inc.*	29,940	3,221,245
Dell, Inc.*	16,550	201,083
EMC Corp.*	109,950	1,295,211
Hewlett-Packard Co.	52,640	2,015,059
International Business Machines Corp.	15,050	1,399,198

		8,131,796

Construction & Engineering 0.5%
Quanta Services, Inc.*	27,400	541,424

Consumer Finance 0.4%
MasterCard, Inc., Class A	3,020	446,416

Diversified Financial Services 1.5%
IntercontinentalExchange, Inc.*	9,410	805,120
JPMorgan Chase & Co.	23,800	981,750

		1,786,870

Diversified Telecommunication Services 0.1%
Windstream Corp.	23,450	176,110

Electric Utility 0.2%
DPL, Inc.	10,150	231,522

Electrical Equipment 1.7%
Ametek, Inc.	27,495	914,209
Emerson Electric Co.	33,300	1,089,909

		2,004,118

Energy Equipment & Services 3.6%
Cameron International Corp.*	22,700	550,702
Halliburton Co.	9,320	184,443
Schlumberger Ltd.	37,620	1,943,073
Transocean, Inc.	20,874	1,718,556

		4,396,774

Food & Staples Retailing 5.0%
CVS Caremark Corp.	74,969	2,297,800
Kroger Co. (The)	10,750	295,195
SYSCO Corp.	13,500	353,700
Wal-Mart Stores, Inc.	56,160	3,134,289

		6,080,984

Health Care Equipment & Supplies 5.2%
Baxter International, Inc.	34,150	2,065,733
Beckman Coulter, Inc.	5,600	279,552
Becton, Dickinson & Co.	19,000	1,318,600
Hospira, Inc.*	24,600	684,372
Medtronic, Inc.	10,300	415,399
St. Jude Medical, Inc.*	41,650	1,583,950

		6,347,606

2008 Annual Report 9

Statement of Investments (Continued)
October 31, 2008

Nationwide Growth Fund (Continued)

Common Stocks (continued)
	Shares	Value

Health Care Equipment & Supplies (continued)

Health Care Providers & Services 2.8%
Aetna, Inc.	41,760	$1,038,571
Medco Health Solutions, Inc.*	24,400	925,980
UnitedHealth Group, Inc.	57,350	1,360,916

		3,325,467

Hotels, Restaurants & Leisure 4.5%
Burger King Holdings, Inc.	39,700	789,236
Carnival Corp.	11,350	288,290
Darden Restaurants, Inc.	58,000	1,285,860
McDonald’s Corp.	40,470	2,344,427
WMS Industries, Inc.*	31,500	787,500

		5,495,313

Household Products 2.0%
Clorox Co.	9,850	598,979
Colgate-Palmolive Co.	23,700	1,487,412
Procter & Gamble Co.	5,430	350,452

		2,436,843

Information Technology Services 3.0%
Alliance Data Systems Corp.*	30,320	1,520,851
Cognizant Technology Solutions Corp., Class A*	44,920	862,464
Total System Services, Inc.	15,700	215,718
Visa, Inc., Class A	18,260	1,010,691

		3,609,724

Insurance 0.7%
Aflac, Inc.	19,150	847,962

Internet & Catalog Retail 0.2%
Amazon.com, Inc.*	3,700	211,788

Internet Software & Services 2.3%
Google, Inc., Class A*	7,620	2,738,323

Leisure Equipment & Products 0.5%
Hasbro, Inc.	20,700	601,749

Life Sciences Tools & Services 1.2%
Illumina, Inc.*	9,300	286,719
Thermo Fisher Scientific, Inc.*	29,450	1,195,670

		1,482,389

Machinery 1.4%
Caterpillar, Inc.	7,130	272,152
Deere & Co.	22,450	865,672
Harsco Corp.	10,890	257,766
PACCAR, Inc.	8,500	248,540

		1,644,130

Media 1.9%
Comcast Corp., Class A	83,200	1,311,232
Time Warner, Inc.	24,850	250,737
Walt Disney Co. (The)	28,260	731,934

		2,293,903

Multiline Retail 0.8%
Kohl’s Corp.*	28,800	1,011,744

Natural Gas Utility 0.2%
Questar Corp.	7,400	255,004

Oil, Gas & Consumable Fuels 3.9%
Cabot Oil & Gas Corp.	27,900	783,153
EOG Resources, Inc.	20,420	1,652,386
Exxon Mobil Corp.	5,100	378,012
Hess Corp.	4,700	282,987
Occidental Petroleum Corp.	15,600	866,424
Williams Cos., Inc.	36,430	763,937

		4,726,899

Pharmaceuticals 5.1%
Abbott Laboratories	59,300	3,270,395
Allergan, Inc.	13,600	539,512
Bristol-Myers Squibb Co.	99,900	2,052,945
Johnson & Johnson	5,200	318,968

		6,181,820

Road & Rail 1.6%
Burlington Northern Santa Fe Corp.	4,200	374,052
Canadian National Railway Co.	22,450	971,187
Ryder System, Inc.	4,500	178,290
Union Pacific Corp.	5,400	360,558

		1,884,087

Semiconductors & Semiconductor Equipment 3.5%
Altera Corp.	43,450	753,857
Intel Corp.	146,130	2,338,080
Marvell Technology Group Ltd.*	98,350	684,516
Texas Instruments, Inc.	22,450	439,122

		4,215,575

Software 9.1%
Adobe Systems, Inc.*	45,000	1,198,800
Citrix Systems, Inc.*	24,300	626,211
McAfee, Inc.*	30,100	979,755
Microsoft Corp.	208,020	4,645,087
Oracle Corp.*	141,290	2,584,194
Symantec Corp.*	77,950	980,611

		11,014,658

10 Annual Report 2008

Common Stocks (continued)
	Shares	Value

Specialty Retail 2.6%
GameStop Corp., Class A*	34,740	$951,529
J Crew Group, Inc.*	21,600	437,400
Lowe’s Cos., Inc.	38,400	833,280
Ross Stores, Inc.	29,000	948,010

		3,170,219

Textiles, Apparel & Luxury Goods 1.9%
Coach, Inc.*	54,700	1,126,820
Nike, Inc., Class B	20,400	1,175,652

		2,302,472

Tobacco 0.5%
Altria Group, Inc.	18,150	348,299
Philip Morris International, Inc.	6,300	273,861

		622,160

Trading Companies & Distributors 0.4%
W.W. Grainger, Inc.	6,520	512,276

Wireless Telecommunication Services 0.6%
American Tower Corp., Class A*	20,550	663,971

Total Common Stocks		119,832,584

Repurchase Agreement 1.7%

	Principal Amount	Value

CS First Boston, 0.08%, dated 10/31/08, due 11/03/08, repurchase price $2,067,363, collateralized U.S. Government Agency Mortgages ranging 0.00% — 5.50%, maturing 11/03/08 — 11/01/35; total market value of $2,108,696	$2,067,349	2,067,349

Total Investments (Cost $150,537,402) (a) — 100.8%		121,899,933
Liabilities in excess of other assets — (0.8)%		(912,100)

NET ASSETS — 100.0%		$120,987,833

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation / (depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 11

Statement of Assets and Liabilities
October 31, 2008

Nationwide Growth
Fund

Assets:
Investments, at value (cost $148,470,053)	$119,832,584
Repurchase agreements, at value and cost	2,067,349

Total Investments	121,899,933

Interest and dividends receivable	117,861
Receivable for capital shares issued	63,473
Receivable for investments sold	1,257,996
Prepaid expenses and other assets	43,430

Total Assets	123,382,693

Liabilities:
Payable for investments purchased	1,990,236
Payable for capital shares redeemed	253,045
Accrued expenses and other payables:
Investment advisory fees	61,998
Fund administration fees	12,380
Distribution fees	4,439
Administrative servicing fees	18,660
Trustee fees	458
Compliance program costs (Note 3)	655
Other	52,989

Total Liabilities	2,394,860

Net Assets	$120,987,833

Represented by:
Capital	$380,619,144
Accumulated undistributed net investment income	80,189
Accumulated net realized losses from investment transactions	(231,074,031)
Net unrealized appreciation/(depreciation) from investments	(28,637,469)

Net Assets	$120,987,833

Net Assets:
Class A Shares	$9,957,021
Class B Shares	2,039,665
Class C Shares	623,431
Class D Shares	108,364,868
Class R Shares	996
Institutional Service Class Shares	924
Institutional Class Shares	928

Total	$120,987,833

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2008

	Nationwide Growth
	Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,748,456
Class B Shares	396,538
Class C Shares	121,229
Class D Shares	18,551,401
Class R Shares	174
Institutional Service Class Shares	158
Institutional Class Shares	159

Total	20,818,115

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$5.69
Class B Shares (a)	$5.14
Class C Shares (b)	$5.14
Class D Shares	$5.84
Class R Shares	$5.71	(c)
Institutional Service Class Shares	$5.85
Institutional Class Shares	$5.83	(c)

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$6.04
Class D Shares	$6.12
Maximum Sales Charge:
Class A Shares	5.75%

Class D Shares	4.50%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(c)	The NAV reported above represents the traded NAV at October 31, 2008.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 13

Statement of Operations
For the Year Ended October 31, 2008

Nationwide
Growth Fund

INVESTMENT INCOME:
Interest income	$52,133
Dividend income	1,903,093
Income from securities lending (Note 2)	40,770

Total Income	1,995,996

EXPENSES:
Investment advisory fees	1,067,854
Fund administration fees	167,814
Distribution fees Class A	38,653
Distribution fees Class B	32,356
Distribution fees Class C	20,246
Distribution fees Class R	7
Administrative servicing fees Class A	8,898
Administrative servicing fees Class D	18,626
Administrative servicing fees Class R	1
Registration and filing fees	43,521
Professional fees	21,874
Printing fees	114,528
Trustee fees	9,514
Custodian fees	31,627
Other	4,648

Total expenses before waived expenses	1,580,167

Earnings credit (Note 5)	(23,119)
Administrator fees voluntarily waived	(657)

Net Expenses	1,556,391

NET INVESTMENT INCOME	439,605

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(20,074,972)
Net change in unrealized appreciation/(depreciation) from investments	(56,754,191)

Net realized/unrealized losses from investments	(76,829,163)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(76,389,558)

The accompanying notes are an integral part of financial statements.

14 Annual Report 2008

Statements of Changes in Net Assets

	Nationwide Growth Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

Operations:
Net investment income	$439,605	$451,225
Net realized gains (losses) from investment transactions	(20,074,972)	36,033,676
Net change in unrealized appreciation/(depreciation) from investments	(56,754,191)	13,310,430

Change in net assets resulting from operations	(76,389,558)	49,795,331

Distributions to Shareholders From:
Net investment income:
Class A	(24,178)	(38,227)
Class B	(683)	(2,922)
Class C	–	(3,889)
Class D	(339,208)	(522,413)
Class R	(1)	(3)
Institutional Service Class	(3)	(4)
Institutional Class	(3)	(4)

Change in net assets from shareholder distributions	(364,076)	(567,462)

Change in net assets from capital transactions	(20,385,421)	(31,661,817)

Change in net assets	(97,139,055)	17,566,052

Net Assets:
Beginning of period	218,126,888	200,560,836

End of period	$120,987,833	$218,126,888

Accumulated undistributed net investment income at end of period	$80,189	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,286,231	$5,101,882
Dividends reinvested	19,422	33,234
Cost of shares redeemed (a)	(6,938,623)	(3,218,972)

Total Class A	(1,632,970)	1,916,144

Class B Shares
Proceeds from shares issued	287,221	410,462
Dividends reinvested	633	2,766
Cost of shares redeemed (a)	(1,118,646)	(1,560,370)

Total Class B	(830,792)	(1,147,142)

Class C Shares
Proceeds from shares issued	768,162	1,895,000
Dividends reinvested	–	898
Cost of shares redeemed (a)	(2,129,882)	(258,944)

Total Class C	(1,361,720)	1,636,954

(a)	Includes redemption fees — see Note 4 to Financial Statements.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 15

Statements of Changes in Net Assets (Continued)

	Nationwide Growth Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007
CAPITAL TRANSACTIONS: (continued)
Class D Shares
Proceeds from shares issued	$5,182,808	$5,100,644
Dividends reinvested	328,100	508,259
Cost of shares redeemed (a)	(22,070,854)	(39,676,689)

Total Class D	(16,559,946)	(34,067,786)

Class R Shares
Proceeds from shares issued	–	75
Dividends reinvested	1	3
Cost of shares redeemed (a)	–	(73)

Total Class R	1	5

Institutional Service Class Shares
Proceeds from shares issued	–	–
Dividends reinvested	3	4
Cost of shares redeemed	–	–

Total Institutional Service Class	3	4

Institutional Class Shares
Proceeds from shares issued	–	10
Dividends reinvested	3	4
Cost of shares redeemed	–	(10)

Total Institutional Class	3	4

Change in net assets from capital transactions:	$(20,385,421)	$(31,661,817)

SHARE TRANSACTIONS:
Class A Shares
Issued	639,018	617,807
Reinvested	2,550	3,851
Redeemed	(888,876)	(404,793)

Total Class A Shares	(247,308)	216,865

Class B Shares
Issued	40,064	56,212
Reinvested	91	352
Redeemed	(160,261)	(215,658)

Total Class B Shares	(120,106)	(159,094)

Class C Shares
Issued	99,100	246,010
Reinvested	–	114
Redeemed	(308,471)	(33,597)

Total Class C Shares	(209,371)	212,527

(a)	Includes redemption fees — see Note 4 to Financial Statements.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

16 Annual Report 2008

	Nationwide Growth Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007
SHARE TRANSACTIONS: (continued)
Class D Shares
Issued	645,162	625,648
Reinvested	42,007	57,561
Redeemed	(2,754,933)	(4,886,618)

Total Class D Shares	(2,067,764)	(4,203,409)

Class R Shares
Issued	–	9
Reinvested	–	–
Redeemed	–	(9)

Total Class R Shares	–	–

Institutional Service Class Shares
Issued	–	–
Reinvested	–	–
Redeemed	–	–

Total Institutional Service Class Shares	–	–

Institutional Class Shares
Issued	–	1
Reinvested	–	–
Redeemed	–	(1)

Total Institutional Class Shares	–	–

Total change in shares:	(2,644,549)	(3,933,111)

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 17

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Growth Fund

	Operations				Distributions				Ratios / Supplemental Data

			Net Realized								Ratio of Net	Ratio of
	Net Asset		and								Investment	Expenses
	Value,	Net	Unrealized							Ratio of	Income	(Prior to
	Beginning	Investment	Gains	Total	Net		Net Asset		Net Assets	Expenses	(Loss) to	Reimbursements)
	of	Income	(Losses) from	from	Investment	Total	Value, End	Total	at End	to Average	Average	to Average	Portfolio
	Period	(Loss)	Investments	Operations	Income	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2008 (f)	$9.14	–	(3.44)	(3.44)	(0.01)	(0.01)	$5.69	(37.65%)	$9,957,021	1.12%	0.00%	1.12%	217.15%
Year Ended October 31, 2007 (f)	$7.20	–	1.96	1.96	(0.02)	(0.02)	$9.14	27.24%	$18,240,558	1.12%	(0.05%)	1.12%	262.81%
Year Ended October 31, 2006	$6.69	(0.04)	0.55	0.51	–	–	$7.20	7.62%	$12,815,818	1.15%	(0.29%)	1.15%	284.67%
Year Ended October 31, 2005	$6.08	(0.01)	0.63	0.62	(0.01)	(0.01)	$6.69	10.22%	$29,467,129	1.34%	(0.14%)	–(g)	281.51%
Year Ended October 31, 2004	$5.92	(0.02)	0.18	0.16	–	–	$6.08	2.70%	$30,641,138	1.19%	(0.36%)	–(g)	286.06%

Class B Shares
Year Ended October 31, 2008 (f)	$8.30	(0.05)	(3.11)	(3.16)	–	–	$5.14	(38.06%)	$2,039,665	1.81%	(0.67%)	1.81%	217.15%
Year Ended October 31, 2007 (f)	$6.58	(0.05)	1.78	1.73	(0.01)	(0.01)	$8.30	26.23%	$4,288,651	1.81%	(0.72%)	1.82%	262.81%
Year Ended October 31, 2006	$6.15	(0.07)	0.50	0.43	–	–	$6.58	6.99%	$4,444,688	1.80%	(0.94%)	1.80%	284.67%
Year Ended October 31, 2005	$5.61	(0.05)	0.59	0.54	–	–	$6.15	9.63%	$5,324,797	1.98%	(0.78%)	–(g)	281.51%
Year Ended October 31, 2004	$5.51	(0.05)	0.15	0.10	–	–	$5.61	1.81%	$5,817,237	1.84%	(1.00%)	–(g)	286.06%

Class C Shares
Year Ended October 31, 2008 (f)	$8.30	(0.05)	(3.11)	(3.16)	–	–	$5.14	(38.07%)	$623,431	1.81%	(0.67%)	1.81%	217.15%
Year Ended October 31, 2007 (f)	$6.58	(0.06)	1.79	1.73	(0.01)	(0.01)	$8.30	26.37%	$2,743,798	1.79%	(0.79%)	1.79%	262.81%
Year Ended October 31, 2006	$6.16	(0.05)	0.47	0.42	–	–	$6.58	6.82%	$777,448	1.77%	(0.93%)	1.77%	284.67%
Year Ended October 31, 2005	$5.62	(0.04)	0.58	0.54	–	–	$6.16	9.61%	$549,708	2.03%	(0.96%)	–(g)	281.51%
Year Ended October 31, 2004	$5.51	(0.05)	0.16	0.11	–	–	$5.62	2.00%	$247,780	1.84%	(1.01%)	–(g)	286.06%

Class D Shares
Year Ended October 31, 2008 (f)	$9.35	0.02	(3.51)	(3.49)	(0.02)	(0.02)	$5.84	(37.40%)	$108,364,868	0.82%	0.31%	0.82%	217.15%
Year Ended October 31, 2007 (f)	$7.35	0.02	2.00	2.02	(0.02)	(0.02)	$9.35	27.57%	$192,849,322	0.81%	0.27%	0.82%	262.81%
Year Ended October 31, 2006	$6.81	–	0.54	0.54	–	–	$7.35	7.93%	$182,519,298	0.80%	0.05%	0.80%	284.67%
Year Ended October 31, 2005	$6.17	0.01	0.65	0.66	(0.02)	(0.02)	$6.81	10.74%	$202,682,030	0.99%	0.21%	–(g)	281.51%
Year Ended October 31, 2004	$6.00	–	0.17	0.17	–	–	$6.17	2.87%	$216,842,723	0.85%	(0.01%)	–(g)	286.06%
(a) Excludes sales charge.
(b) Not annualized for periods less than one year.
(c) Annualized for periods less than one year.
(d) During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f) Per share calculations were performed using average shares method.
(g) There were no fee reductions during the period.
(h) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
- Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

18 Annual Report 2008

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Growth Fund (Continued)

	Operations				Distributions				Ratios / Supplemental Data

			Net Realized								Ratio of Net	Ratio of
	Net Asset		and								Investment	Expenses
	Value,	Net	Unrealized							Ratio of	Income	(Prior to
	Beginning	Investment	Gains	Total	Net		Net Asset		Net Assets	Expenses	(Loss) to	Reimbursements)
	of	Income	(Losses) from	from	Investment	Total	Value, End	Total	at End	to Average	Average	to Average	Portfolio
	Period	(Loss)	Investments	Operations	Income	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class R Shares
Year Ended October 31, 2008 (f)	$9.20	(0.03)	(3.45)	(3.48)	(0.01)	(0.01)	$5.71	(37.87%)	$996	1.48%	(0.36%)	1.48%	217.15%
Year Ended October 31, 2007 (f)	$7.27	(0.04)	1.98	1.94	(0.01)	(0.01)	$9.20	26.76%	$1,602	1.48%	(0.44%)	1.49%	262.81%
Year Ended October 31, 2006	$6.77	(0.03)	0.53	0.50	–	–	$7.27	7.39%	$1,265	1.28%	(0.47%)	1.28%	284.67%
Year Ended October 31, 2005	$6.15	(0.01)	0.64	0.63	(0.01)	(0.01)	$6.77	10.28%	$1,177	1.29%	(0.14%)	–(g)	281.51%
Year Ended October 31, 2004	$6.00	(0.03)	0.18	0.15	–	–	$6.15	2.50%	$1,067	1.29%	(0.46%)	–(g)	286.06%

Institutional Service Class Shares
Year Ended October 31, 2008 (f)	$9.36	0.03	(3.52)	(3.49)	(0.02)	(0.02)	$5.85	(37.36%)	$924	0.74%	0.37%	0.74%	217.15%
Year Ended October 31, 2007 (f)	$7.36	0.02	2.00	2.02	(0.02)	(0.02)	$9.36	27.53%	$1,475	0.81%	0.22%	0.81%	262.81%
Year Ended October 31, 2006	$6.82	–	0.54	0.54	–	–	$7.36	7.92%	$1,157	0.80%	0.02%	0.80%	284.67%
Year Ended October 31, 2005	$6.19	–	0.65	0.65	(0.02)	(0.02)	$6.82	10.55%	$1,071	1.04%	0.11%	–(g)	281.51%
Year Ended October 31, 2004 (f)	$6.01	0.01	0.17	0.18	–	–	$6.19	3.03%	$969	0.84%	0.22%	–(g)	286.06%

Institutional Class Shares
Year Ended October 31, 2008 (f)	$9.34	0.03	(3.52)	(3.49)	(0.02)	(0.02)	$5.83	(37.44%)	$928	0.74%	0.37%	0.74%	217.15%
Year Ended October 31, 2007 (f)	$7.34	0.02	2.01	2.03	(0.03)	(0.03)	$9.34	27.61%	$1,482	0.81%	0.23%	0.81%	262.81%
Year Ended October 31, 2006	$6.80	–	0.54	0.54	–	–	$7.34	7.94%	$1,162	0.79%	0.02%	0.79%	284.67%
Year Ended October 31, 2005	$6.17	–	0.65	0.65	(0.02)	(0.02)	$6.80	10.59%	$1,076	1.04%	0.11%	–(g)	281.51%
Period Ended October 31, 2004 (h)	$6.34	–	(0.17)	(0.17)	–	–	$6.17	(2.68%)	$973	0.80%	(0.06%)	–(g)	286.06%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	There were no fee reductions during the period.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 19

Nationwide Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2008, the Nationwide Fund (Class A at NAV) registered -40.14% versus -36.10% for its benchmark, the Standard & Poor’s 500® (S&P 500) Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Large-Cap Core Funds (consisting of 893 funds as of October 31, 2008) was -36.22% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund benefited from holdings in Visa Inc., which experienced margin expansion and was somewhat insulated from the global credit market turmoil, given the transaction-oriented nature of its business. The Fund’s holdings in Union Pacific Corp. also added positive relative returns, given the company’s solid operating model and the relative robustness of freight levels during a large portion of the reporting period. Fund holding T. Rowe Price Group, Inc. also added positive returns. The company benefited from its strong business franchise in asset management as well as from the general appeal of fee-based earnings models that were not affected by an aversion to credit risk.

What areas of investment detracted from Fund performance?

Stock selection in the technology, industrials and financials sectors hurt Fund performance. Research In Motion Ltd. was the largest detractor in technology, while Deere & Co. was a significant detractor in the industrials sector. Research In Motion, a high-quality technology company with good management, saw its outlook come into question as enterprise and consumer-spending expectations were revised downward and a key new product launch faced several bottlenecks. Research In Motion’s active pursuit of entry into the consumer marketplace came at a difficult time, forcing the company to invest in growth. These headwinds were quite punishing to the stock. The sharp break in commodities prices as well as credit-related issues in its financing arm adversely affected Deere, also a high-quality franchise. In financials, MetLife, Inc. was a significant detractor from Fund performance in the context of federal government bailouts and capital injections into the banking sector, which began to create additional questions about the underlying strength and viability of insurance company balance sheets.

What is your outlook for the near term?

While we obviously are mindful of a slowing global economy and continuing near-term dislocations in global credit markets, we remain confident in the ultimate durability of both the U.S. and international economies. Global policy action and coordination by regulators and policymakers has been both unprecedented and substantial, and this is likely to have an improving effect over the longer term. Although the reporting period has been volatile and negative, the foundation has been laid for what could be the start of a recovery in 2009. It’s important to note that the dollar has been stable of late, and the commodity investment bubble appears to have burst. With policymakers around the globe moving with increased cohesion and vigor to restore confidence and prevent a deflationary spiral, signs of a recovery are beginning to emerge. In the meantime, we believe that our focus on finding good-quality businesses at attractive valuations will position the Fund appropriately to benefit from an economic recovery.

Subadviser:
Aberdeen Asset Management Inc.

Portfolio Managers:
Shahreza Yusof; Paul Atkinson; Francis Radano III, CFA; Joseph A. Cerniglia, CFA; and Jarett
Fisher, CFA

20 Annual Report 2008

Fund Performance	Nationwide Fund

Average Annual Total Return
(For periods ended October 31, 2008)

					Expense
		1 Yr.	5 Yr.	10 Yr.	Ratio*

Class A	w/o SC1	-40.14%	-1.26%	-1.33%	0.97%
	w/SC2	-43.59%	-2.42%	-1.91%

Class B	w/o SC1	-40.58%	-1.95%	-2.06%	1.71%
	w/SC3	-43.06%	-2.20%	-2.06%

Class C4	w/o SC1	-40.59%	-1.96%	-1.83%	1.71%
	w/SC5	-41.09%	-1.96%	-1.83%

Class D6	w/o SC2	-40.04%	-1.03%	-1.11%	0.76%
	w/SC6	-42.75%	-1.94%	-1.57%

Class R1,7		-40.25%	-1.42%	-1.32%	1.41%

Institutional Class[1,7]		-39.96%	-0.95%	-1.08%	0.71%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2007. Please see the Fund’s most recent prospectus for details.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	These returns for periods prior to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class C shares (3/1/01), Institutional Service Class shares (1/2/02), Class R shares (10/1/03), and Institutional Class shares (6/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C, Institutional Service Class, Class R shares and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C and Class R shares would have been lower.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	A 4.50% front-end sales charge was deducted.

[7]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Fund, S&P 500 Index (S&P 500)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/08. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expense, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Annual Report 21

Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2008

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Fund			05/01/08	10/31/08	05/01/08 - 10/31/08[a]	05/01/08 - 10/31/08[a]

Class A Shares	Actual		1,000.00	657.57	4.23	1.01
	Hypothetical	[b]	1,000.00	1,020.04	5.16	1.01

Class B Shares	Actual		1,000.00	655.23	7.19	1.73
	Hypothetical	[b]	1,000.00	1,016.45	8.80	1.73

Class C Shares	Actual		1,000.00	655.28	7.19	1.73
	Hypothetical	[b]	1,000.00	1,016.45	8.79	1.73

Class D Shares	Actual		1,000.00	658.11	3.19	0.77
	Hypothetical	[b]	1,000.00	1,021.28	3.90	0.77

Class R Shares	Actual		1,000.00	656.97	5.10	1.22
	Hypothetical	[b]	1,000.00	1,018.98	6.24	1.22

Institutional Class Shares	Actual		1,000.00	658.69	2.49	0.60
	Hypothetical	[b]	1,000.00	1,022.14	3.04	0.60

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

22 Annual Report 2008

Portfolio Summary	Nationwide Fund
October 31, 2008

Asset Allocation

Common Stocks	97.8%
Repurchase Agreement	2.2%
Other assets in excess of liabilities	0.0%

100.0%

Top Industries

Oil, Gas & Consumable Fuels	9.9%
Pharmaceuticals	7.5%
Food & Staples Retailing	6.8%
Health Care Providers & Services	4.3%
Insurance	3.9%
Capital Markets	3.8%
Computers & Peripherals	3.7%
Aerospace & Defense	3.6%
Communications Equipment	3.5%
Commercial Banks	3.0%
Other	50.0%

100.0%

Top Holdings*

Exxon Mobil Corp.	3.6%
Intel Corp.	2.6%
Johnson & Johnson	2.5%
Procter & Gamble Co.	2.0%
Pfizer, Inc.	1.9%
MetLife, Inc.	1.8%
Wal-Mart Stores, Inc.	1.8%
Occidental Petroleum Corp.	1.6%
Research In Motion Ltd.	1.6%
CVS Caremark Corp.	1.4%
Other	79.2%

100.0%

*	For purpose of listing top holdings, the repurchase agreement is included as part of Other.

2008 Annual Report 23

Statement of Investments
October 31, 2008

Nationwide Fund

Common Stocks 97.8%

	Shares	Value

Aerospace & Defense 3.6%
BE Aerospace, Inc.*	489,769	$6,303,327
Boeing Co.	53,581	2,800,679
Honeywell International, Inc.	49,200	1,498,140
L-3 Communications Holdings, Inc.	40,100	3,254,917
Lockheed Martin Corp.	19,600	1,666,980
Northrop Grumman Corp.	75,158	3,524,159
United Technologies Corp.	118,700	6,523,752

		25,571,954

Air Freight & Logistics 0.3%
FedEx Corp.	31,900	2,085,303

Auto Components 1.5%
Autoliv, Inc.	58,400	1,247,424
BorgWarner, Inc.	98,460	2,212,396
Goodyear Tire & Rubber Co. (The)*	529,980	4,727,422
Johnson Controls, Inc.	136,300	2,416,599
WABCO Holdings, Inc.	1	18

		10,603,859

Beverages 1.5%
Molson Coors Brewing Co., Class B	239,696	8,955,043
Pepsi Bottling Group, Inc.	78,000	1,803,360

		10,758,403

Capital Markets 3.8%
Bank of New York Mellon Corp. (The)	108,700	3,543,620
Goldman Sachs Group, Inc. (The)	75,210	6,956,925
Investment Technology Group, Inc.*	79,500	1,622,595
Janus Capital Group, Inc.	128,700	1,510,938
Northern Trust Corp.	149,519	8,419,415
State Street Corp.	98,600	4,274,310

		26,327,803

Chemicals 2.9%
Air Products & Chemicals, Inc.	159,900	9,294,987
Dow Chemical Co. (The)	358,600	9,563,862
Lubrizol Corp.	42,223	1,586,740

		20,445,589

Commercial Banks 3.0%
Fifth Third Bancorp	417,037	4,524,851
KeyCorp	384,498	4,702,411
PNC Financial Services Group, Inc.	52,700	3,513,509
Wells Fargo & Co.	73,500	2,502,675
Zions Bancorp	161,201	6,143,370

		21,386,816

Commercial Services & Supplies 0.6%
Avery Dennison Corp.	46,300	1,621,426
Waste Management, Inc.	87,600	2,735,748

		4,357,174

Communications Equipment 3.5%
Cisco Systems, Inc.*	524,836	9,326,336
Corning, Inc.	142,600	1,544,358
QUALCOMM, Inc.	80,000	3,060,800
Research In Motion Ltd.*	216,900	10,938,267

		24,869,761

Computers & Peripherals 3.7%
Apple, Inc.*	37,400	4,023,866
Dell, Inc.*	144,100	1,750,815
Hewlett-Packard Co.	157,700	6,036,756
International Business Machines Corp.	71,911	6,685,566
NCR Corp.*	425,198	7,772,619

		26,269,622

Construction & Engineering 0.2%
Fluor Corp.	30,600	1,221,858

Consumer Finance 1.1%
American Express Co.	83,400	2,293,500
Capital One Financial Corp.	138,900	5,433,768

		7,727,268

Containers & Packaging 0.5%
Greif, Inc., Class A	26,200	1,063,196
Pactiv Corp.*	112,430	2,648,851

		3,712,047

Diversified Financial Services 2.8%
Bank of America Corp.	253,084	6,117,040
Citigroup, Inc.	232,677	3,176,041
JPMorgan Chase & Co.	210,130	8,667,863
NYSE Euronext	53,240	1,606,783

		19,567,727

Diversified Telecommunication Services 2.7%
AT&T, Inc.	303,647	8,128,630
CenturyTel, Inc.	109,000	2,736,990
Embarq Corp.	60,700	1,821,000
Verizon Communications, Inc.	212,800	6,313,776

		19,000,396

24 Annual Report 2008

Common Stocks (continued)

Diversified Telecommunication Services (continued)
Electric Utilities 1.8%
Great Plains Energy, Inc.	147,700	$2,871,288
Northeast Utilities	143,260	3,231,946
PPL Corp.	134,230	4,405,428
Southern Co.	70,500	2,420,970

		12,929,632

Electrical Equipment 0.3%
Emerson Electric Co.	57,030	1,866,592

Electronic Equipment & Instruments 1.1%
Avnet, Inc.*	380,285	6,365,971
Mettler-Toledo International, Inc.*	21,447	1,641,553

		8,007,524

Energy Equipment & Services 2.0%
Schlumberger Ltd.	172,800	8,925,120
Transocean, Inc.	58,500	4,816,305

		13,741,425

Food & Staples Retailing 6.8%
Costco Wholesale Corp.	121,400	6,921,014
CVS Caremark Corp.	315,560	9,671,914
Kroger Co. (The)	263,227	7,228,213
Safeway, Inc.	93,400	1,986,618
SYSCO Corp.	355,700	9,319,340
Wal-Mart Stores, Inc.	219,737	12,263,522

		47,390,621

Food Products 2.0%
Archer-Daniels-Midland Co.	168,013	3,482,909
Kellogg Co.	46,507	2,344,883
Kraft Foods, Inc., Class A	213,100	6,209,734
Smithfield Foods, Inc.*	170,930	1,798,184

		13,835,710

Health Care Equipment & Supplies 1.6%
DENTSPLY International, Inc.	176,146	5,351,315
St. Jude Medical, Inc.*	164,016	6,237,529

		11,588,844

Health Care Providers & Services 4.3%
Aetna, Inc.	134,357	3,341,459
AmerisourceBergen Corp.	192,417	6,016,879
Cardinal Health, Inc.	63,300	2,418,060
Express Scripts, Inc.*	37,100	2,248,631
McKesson Corp.	216,388	7,960,914
Medco Health Solutions, Inc.*	65,600	2,489,520
Quest Diagnostics, Inc.	46,900	2,194,920
UnitedHealth Group, Inc.	93,431	2,217,118
Universal Health Services, Inc., Class B	14,000	588,560
WellPoint, Inc.*	12,000	466,440

		29,942,501

Hotels, Restaurants & Leisure 0.9%
McDonald’s Corp.	47,100	2,728,503
Yum! Brands, Inc.	114,500	3,321,645

		6,050,148

Household Products 2.3%
Colgate-Palmolive Co.	33,720	2,116,267
Procter & Gamble Co.	221,610	14,302,710

		16,418,977

Industrial Conglomerates 0.9%
3M Co.	49,300	3,169,990
General Electric Co.	152,550	2,976,251

		6,146,241

Information Technology Services 0.7%
Cognizant Technology Solutions Corp., Class A*	223,800	4,296,960
Total System Services, Inc.	50,000	687,000

		4,983,960

Insurance 3.9%
Aflac, Inc.	49,600	2,196,288
Assurant, Inc.	113,088	2,881,482
Chubb Corp.	50,061	2,594,161
MetLife, Inc.	386,575	12,842,022
PartnerRe Ltd.	61,970	4,194,749
Reinsurance Group of America, Inc., Class B *	63,340	2,346,114

		27,054,816

Internet Software & Services 0.4%
Google, Inc., Class A*	7,350	2,641,296

Leisure Equipment & Products 0.2%
Eastman Kodak Co.	134,400	1,233,792

Life Sciences Tools & Services 0.7%
Thermo Fisher Scientific, Inc.*	117,997	4,790,678

Machinery 2.6%
Deere & Co.	150,067	5,786,583
Eaton Corp.	47,700	2,127,420
Harsco Corp.	56,400	1,334,988
Ingersoll-Rand Co. Ltd., Class A	113,046	2,085,699
PACCAR, Inc.	103,582	3,028,738
Parker Hannifin Corp.	91,900	3,562,963

		17,926,391

2008 Annual Report 25

Statement of Investments (Continued)
October 31, 2008

Nationwide Fund (Continued)

Common Stocks (continued)
	Shares	Value

Media 2.1%
Citadel Broadcasting Co.*	2	$1
News Corp., Class A	216,600	2,304,624
Omnicom Group, Inc.	58,800	1,736,952
Regal Entertainment Group, Class A	290,021	3,723,870
Time Warner, Inc.	265,960	2,683,536
Walt Disney Co. (The)	157,330	4,074,847

		14,523,830

Metals & Mining 0.7%
Alcoa, Inc.	88,900	1,023,239
Freeport-McMoRan Copper & Gold, Inc.	68,559	1,995,067
Nucor Corp.	47,900	1,940,429

		4,958,735

Multi-Utility 0.7%
CenterPoint Energy, Inc.	147,800	1,702,656
Integrys Energy Group, Inc.	70,800	3,370,080

		5,072,736

Multiline Retail 0.4%
Macy’s, Inc.	224,300	2,756,647

Oil, Gas & Consumable Fuels 9.9%
Apache Corp.	77,900	6,413,507
Chevron Corp.	124,082	9,256,517
ConocoPhillips	84,886	4,415,770
EOG Resources, Inc.	61,500	4,976,580
Exxon Mobil Corp.	342,733	25,403,370
Hess Corp.	50,840	3,061,076
Marathon Oil Corp.	86,628	2,520,875
Occidental Petroleum Corp.	200,608	11,141,768
Williams Cos., Inc.	116,100	2,434,617

		69,624,080

Pharmaceuticals 7.5%
Abbott Laboratories	92,494	5,101,044
Allergan, Inc.	103,866	4,120,364
Bristol-Myers Squibb Co.	406,900	8,361,795
Johnson & Johnson	283,310	17,378,236
Merck & Co., Inc.	79,700	2,466,715
Pfizer, Inc.	765,242	13,552,436
Wyeth	47,900	1,541,422

		52,522,012

Road & Rail 2.9%
Burlington Northern Santa Fe Corp.	71,785	6,393,172
Canadian National Railway Co.	61,000	2,638,860
CSX Corp.	42,900	1,961,388
Norfolk Southern Corp.	35,692	2,139,378
Ryder System, Inc.	54,200	2,147,404
Union Pacific Corp.	71,410	4,768,046

		20,048,248

Semiconductors & Semiconductor Equipment 2.6%
Intel Corp.	1,143,715	18,299,440
Taiwan Semiconductor Manufacturing Co. Ltd. ADR – TW	1	8

		18,299,448

Software 1.8%
Microsoft Corp.	370,100	8,264,333
Oracle Corp.*	231,400	4,232,306

		12,496,639

Specialty Retail 2.2%
American Eagle Outfitters, Inc.	144,900	1,611,288
Best Buy Co., Inc.	56,500	1,514,765
GameStop Corp., Class A*	64,408	1,764,135
Ltd Brands, Inc.	279,100	3,343,618
Ross Stores, Inc.	66,500	2,173,885
TJX Cos., Inc.	192,500	5,151,300

		15,558,991

Textiles, Apparel & Luxury Goods 0.7%
V.F. Corp.	93,540	5,154,054

Thrifts & Mortgage Finance 0.5%
Hudson City Bancorp, Inc.	173,000	3,254,130

Tobacco 1.6%
Altria Group, Inc.	188,800	3,623,072
Lorillard, Inc.	30,500	2,008,730
Philip Morris International, Inc.	136,000	5,911,920

		11,543,722

Wireless Telecommunication Services 0.0%
Vodafone Group PLC ADR – GB	1	19

Total Common Stocks		686,268,019

26 Annual Report 2008

Repurchase Agreement 2.2%

	Principal Amount	Value

CS First Boston, 0.08%, dated 10/31/08, due 11/03/08, repurchase price $15,226,688, collateralized U.S. Government Agency Mortgages ranging 0.00% — 5.50%, maturing 11/03/08 — 11/01/35; total market value of $15,531,118	$15,226,586	$15,226,586

Total Investments (Cost $875,129,104) (a) — 100.0%		701,494,605
Other assets in excess of liabilities — 0.0%		301,566

NET ASSETS — 100.0%		$701,796,171

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation / (depreciation) of securities.

ADR	American Depositary Receipt

GB	United Kingdom

TW	Taiwan

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 27

Statement of Assets and Liabilities
October 31, 2008

Nationwide Fund

Assets:
Investments, at value (cost $859,902,518)	$686,268,019
Repurchase agreements, at value and cost	15,226,586

Total Investments	701,494,605

Cash	49
Interest and dividends receivable	1,166,394
Receivable for capital shares issued	159,439
Receivable for investments sold	119,684,460
Prepaid expenses and other assets	52,339

Total Assets	822,557,286

Liabilities:
Payable for investments purchased	119,113,962
Payable for capital shares redeemed	752,861
Accrued expenses and other payables:
Investment advisory fees	357,838
Fund administration fees	73,537
Distribution fees	20,467
Administrative servicing fees	238,922
Trustee fees	2,783
Compliance program costs (Note 3)	4,109
Custodian fees	4,389
Other	192,247

Total Liabilities	120,761,115

Net Assets	$701,796,171

Represented by:
Capital	$1,138,468,990
Accumulated undistributed net investment income	3,511,352
Accumulated net realized losses from investment transactions	(266,549,672)
Net unrealized appreciation/(depreciation) from investments	(173,634,499)

Net Assets	$701,796,171

Net Assets:
Class A Shares	$62,064,995
Class B Shares	7,336,269
Class C Shares	441,929
Class D Shares	631,946,652
Class R Shares	5,430
Institutional Class Shares	896

Total	$701,796,171

The accompanying notes are an integral part of these financial statements.

28 Annual Report 2008

	Nationwide Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	5,807,328
Class B Shares	719,330
Class C Shares	43,413
Class D Shares	59,939,291
Class R Shares	514
Institutional Class Shares	85

Total	66,509,961

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.69
Class B Shares (a)	$10.20
Class C Shares (b)	$10.18
Class D Shares	$10.54
Class R Shares	$10.57	(c)
Institutional Class Shares	$10.56	(c)
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.34
Class D Shares	$11.04

Maximum Sales Charge:
Class A Shares	5.75%

Class D Shares	4.50%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(c)	The NAV reported above represents the traded NAV at October 31, 2008.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 29

Statement of Operations
For the Year Ended October 31, 2008

Nationwide Fund

INVESTMENT INCOME:
Interest income	$628,590
Dividend income	22,385,868
Income from securities lending (Note 2)	32,891

Total Income	23,047,349

EXPENSES:
Investment advisory fees	6,226,932
Fund administration fees	1,027,015
Distribution fees Class A	247,642
Distribution fees Class B	127,045
Distribution fees Class C	6,596
Distribution fees Class R	47
Administrative servicing fees Class A	30,136
Administrative servicing fees Class D	609,670
Registration and filing fees	5,889
Professional fees	155,065
Printing fees	226,844
Trustee fees	57,373
Custodian fees	129,594
Other	35,882

Total expenses before waived expenses	8,885,730

Earnings credit (Note 5)	(67,028)
Administrator fees voluntarily waived	(73)

Net Expenses	8,818,629

NET INVESTMENT INCOME	14,228,720

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(250,578,165)
Net change in unrealized appreciation/(depreciation) from investments	(255,356,694)

Net realized/unrealized losses from investments	(505,934,859)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(491,706,139)

The accompanying notes are an integral part of these financial statements.

30 Annual Report 2008

Statements of Changes in Net Assets

	Nationwide Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

Operations:
Net investment income	$14,228,720	$13,581,109
Net realized gains (losses) from investment transactions	(250,578,165)	202,844,034
Net change in unrealized appreciation/(depreciation) from investments	(255,356,694)	(20,170,268)

Change in net assets resulting from operations	(491,706,139)	196,254,875

Distributions to Shareholders From:
Net investment income:
Class A	(850,752)	(1,016,241)
Class B	(25,191)	(24,434)
Class C	(1,249)	(1,060)
Class D	(10,468,230)	(12,268,152)
Class R	(59)	(48)
Institutional Class	(15)	(15)
Net realized gains:
Class A	(18,804,898)	(12,712,838)
Class B	(2,650,192)	(2,146,971)
Class C	(131,964)	(85,253)
Class D	(180,715,061)	(122,380,347)
Class R	(3,453)	(153)
Institutional Class	(231)	(140)

Change in net assets from shareholder distributions	(213,651,295)	(150,635,652)

Change in net assets from capital transactions	95,420,536	(21,189,211)

Change in net assets	(609,936,898)	24,430,012

Net Assets:
Beginning of period	1,311,733,069	1,287,303,057

End of period	$701,796,171	$1,311,733,069

Accumulated undistributed net investment income at end of period	$3,511,352	$464,671

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$7,010,979	$13,183,844
Dividends reinvested	17,083,583	11,323,137
Cost of shares redeemed (a)	(21,957,162)	(22,205,788)

Total Class A	2,137,400	2,301,193

Class B Shares
Proceeds from shares issued	1,160,482	1,250,817
Dividends reinvested	2,647,950	2,159,733
Cost of shares redeemed (a)	(5,208,296)	(7,211,022)

Total Class B	(1,399,864)	(3,800,472)

Class C Shares
Proceeds from shares issued	142,838	123,923
Dividends reinvested	68,668	49,986
Cost of shares redeemed (a)	(138,977)	(253,406)

Total Class C	72,529	(79,497)

(a)	Includes redemption fees — see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 31

Statements of Changes in Net Assets (Continued)

	Nationwide Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007
CAPITAL TRANSACTIONS: (continued)
Class D Shares
Proceeds from shares issued	$46,862,714	$31,401,670
Dividends reinvested	182,248,043	127,824,105
Cost of shares redeemed (a)	(134,492,011)	(168,253,592)

Total Class D	94,618,746	(9,027,817)

Class R Shares
Proceeds from shares issued	9,748	20,184
Dividends reinvested	270	160
Cost of shares redeemed	(18,538)	(148)

Total Class R	(8,520)	20,196

Institutional Class Shares
Proceeds from shares issued	–	744,789
Dividends reinvested	245	156
Cost of shares redeemed	–	(11,347,759)

Total Institutional Class	245	(10,602,814)

Change in net assets from capital transactions:	$95,420,536	$(21,189,211)

SHARE TRANSACTIONS:
Class A Shares
Issued	444,486	648,476
Reinvested	987,920	586,328
Redeemed	(1,446,262)	(1,096,792)

Total Class A Shares	(13,856)	138,012

Class B Shares
Issued	74,662	64,369
Reinvested	159,723	116,429
Redeemed	(346,246)	(369,571)

Total Class B Shares	(111,861)	(188,773)

Class C Shares
Issued	8,778	6,493
Reinvested	4,150	2,697
Redeemed	(9,287)	(12,651)

Total Class C Shares	3,641	(3,461)

Class D Shares
Issued	2,800,775	1,575,721
Reinvested	10,698,113	6,691,463
Redeemed	(8,816,267)	(8,388,888)

Total Class D Shares	4,682,621	(121,704)

Class R Shares
Issued	616	987
Reinvested	16	8
Redeemed	(1,174)	(7)

Total Class R Shares	(542)	988

(a)	Includes redemption fees — see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

32 Annual Report 2008

	Nationwide Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	–	35,694
Reinvested	14	8
Redeemed	–	(533,299)

Total Institutional Class Shares	14	(497,597)

Total change in shares:	4,560,017	(672,535)

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 33

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized									Ratio of Net	Ratio of
	Net Asset		and									Investment	Expenses
	Value,	Net	Unrealized								Ratio of	Income	(Prior to
	Beginning	Investment	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	(Loss) to	Reimbursements)
	of	Income	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	Average	to Average	Portfolio
	Period	(Loss)	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2008 (f)	$21.40	0.18	(7.48)	(7.30)	(0.14)	(3.27)	(3.41)	$10.69	(40.14%)	$62,064,995	1.01%	1.14%	1.01%	353.47%
Year Ended October 31, 2007 (f)	$20.75	0.18	2.89	3.07	(0.17)	(2.25)	(2.42)	$21.40	16.17%	$124,572,619	0.97%	0.88%	0.97%	373.30%
Year Ended October 31, 2006	$20.94	0.18	2.61	2.79	(0.17)	(2.81)	(2.98)	$20.75	14.65%	$117,938,002	1.04%	0.91%	1.04%	245.80%
Year Ended October 31, 2005	$18.96	0.38	1.86	2.24	(0.18)	(0.08)	(0.26)	$20.94	11.88%	$119,614,916	1.14%	1.64%	–(g)	145.66%
Year Ended October 31, 2004	$18.08	0.07	0.87	0.94	(0.06)	–	(0.06)	$18.96	5.22%	$447,883,716	1.10%	0.35%	–(g)	144.61%

Class B Shares
Year Ended October 31, 2008 (f)	$20.59	0.07	(7.16)	(7.09)	(0.03)	(3.27)	(3.30)	$10.20	(40.58%)	$7,336,269	1.73%	0.42%	1.73%	353.47%
Year Ended October 31, 2007 (f)	$20.05	0.03	2.79	2.82	(0.03)	(2.25)	(2.28)	$20.59	15.32%	$17,114,110	1.71%	0.14%	1.72%	373.30%
Year Ended October 31, 2006	$20.32	0.05	2.52	2.57	(0.03)	(2.81)	(2.84)	$20.05	13.83%	$20,454,791	1.76%	0.21%	1.76%	245.80%
Year Ended October 31, 2005	$18.46	0.03	2.01	2.04	(0.10)	(0.08)	(0.18)	$20.32	11.09%	$29,959,872	1.79%	0.25%	–(g)	145.66%
Year Ended October 31, 2004	$17.65	(0.05)	0.86	0.81	–	–	–	$18.46	4.59%	$35,072,931	1.76%	(0.30%)	–(g)	144.61%
(a) Excludes sales charge.
(b) Not annualized for periods less than one year.
(c) Annualized for periods less than one year.
(d) During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f) Per share calculations were performed using average shares method.
(g) There were no fee reductions during the period.
(h) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
- Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

34 Annual Report 2008

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Fund (Continued)

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized									Ratio of Net	Ratio of
	Net Asset		and									Investment	Expenses
	Value,	Net	Unrealized								Ratio of	Income	(Prior to
	Beginning	Investment	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	(Loss) to	Reimbursements)
	of	Income	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	Average	to Average	Portfolio
	Period	(Loss)	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class C Shares
Year Ended October 31, 2008 (f)	$20.56	0.07	(7.15)	(7.08)	(0.03)	(3.27)	(3.30)	$10.18	(40.59%)	$441,929	1.73%	0.43%	1.73%	353.47%
Year Ended October 31, 2007 (f)	$20.03	0.03	2.78	2.81	(0.03)	(2.25)	(2.28)	$20.56	15.27%	$817,742	1.71%	0.15%	1.72%	373.30%
Year Ended October 31, 2006	$20.30	0.04	2.53	2.57	(0.03)	(2.81)	(2.84)	$20.03	13.89%	$865,856	1.75%	0.20%	1.75%	245.80%
Year Ended October 31, 2005	$18.45	0.04	1.99	2.03	(0.10)	(0.08)	(0.18)	$20.30	11.04%	$965,423	1.79%	0.27%	–(g)	145.66%
Year Ended October 31, 2004	$17.65	(0.06)	0.87	0.81	(0.01)	–	(0.01)	$18.45	4.58%	$989,408	1.76%	(0.32%)	–(g)	144.61%

Class D Shares
Year Ended October 31, 2008 (f)	$21.16	0.21	(7.39)	(7.18)	(0.17)	(3.27)	(3.44)	$10.54	(40.04%)	$631,946,652	0.79%	1.36%	0.79%	353.47%
Year Ended October 31, 2007 (f)	$20.55	0.22	2.86	3.08	(0.22)	(2.25)	(2.47)	$21.16	16.38%	$1,169,204,760	0.76%	1.08%	0.76%	373.30%
Year Ended October 31, 2006	$20.76	0.23	2.59	2.82	(0.22)	(2.81)	(3.03)	$20.55	14.95%	$1,137,817,209	0.80%	1.14%	0.80%	245.80%
Year Ended October 31, 2005	$18.83	0.23	2.04	2.27	(0.26)	(0.08)	(0.34)	$20.76	12.11%	$1,132,192,238	0.85%	1.17%	–(g)	145.66%
Year Ended October 31, 2004	$17.96	0.12	0.88	1.00	(0.13)	–	(0.13)	$18.83	5.59%	$1,161,933,951	0.82%	0.64%	–(g)	144.61%
(a) Excludes sales charge.
(b) Not annualized for periods less than one year.
(c) Annualized for periods less than one year.
(d) During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f) Per share calculations were performed using average shares method.
(g) There were no fee reductions during the period.
(h) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
- Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 35

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Fund (Continued)

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized									Ratio of Net	Ratio of
	Net Asset		and									Investment	Expenses
	Value,	Net	Unrealized								Ratio of	Income	(Prior to
	Beginning	Investment	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	(Loss) to	Reimbursements)
	of	Income	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	Average	to Average	Portfolio
	Period	(Loss)	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class R Shares
Year Ended October 31, 2008 (f)	$21.16	0.15	(7.39)	(7.24)	(0.08)	(3.27)	(3.35)	$10.57	(40.25%)	$5,430	1.22%	0.93%	1.22%	353.47%
Year Ended October 31, 2007 (f)	$20.58	0.10	2.82	2.92	(0.09)	(2.25)	(2.34)	$21.16	15.45%	$22,345	1.26%	0.50%	1.26%	373.30%
Year Ended October 31, 2006	$20.78	0.18	2.60	2.78	(0.17)	(2.81)	(2.98)	$20.58	14.71%	$1,398	0.96%	0.93%	0.96%	245.80%
Year Ended October 31, 2005	$18.83	0.19	2.05	2.24	(0.21)	(0.08)	(0.29)	$20.78	11.95%	$1,219	0.96%	0.95%	–(g)	145.66%
Year Ended October 31, 2004	$17.95	0.03	0.88	0.91	(0.03)	–	(0.03)	$18.83	5.08%	$1,089	1.27%	0.16%	–(g)	144.61%

Institutional Class Shares
Year Ended October 31, 2008 (f)	$21.18	0.23	(7.39)	(7.16)	(0.19)	(3.27)	(3.46)	$10.56	(39.96%)	$896	0.64%	1.48%	0.64%	353.47%
Year Ended October 31, 2007 (f)	$20.55	0.41	2.70	3.11	(0.23)	(2.25)	(2.48)	$21.18	16.52%	$1,493	0.71%	1.98%	0.71%	373.30%
Year Ended October 31, 2006	$20.76	0.22	2.61	2.83	(0.23)	(2.81)	(3.04)	$20.55	15.01%	$10,225,801	0.74%	1.11%	0.74%	245.80%
Year Ended October 31, 2005	$18.83	0.24	2.04	2.28	(0.27)	(0.08)	(0.35)	$20.76	12.19%	$3,335,277	0.81%	0.81%	–(g)	145.66%
Period Ended October 31, 2004 (h)	$19.00	0.03	(0.17)	(0.14)	(0.03)	–	(0.03)	$18.83	(0.74%)	$341,271	0.78%	0.54%	–(g)	144.61%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	There were no fee reductions during the period.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

36 Annual Report 2008

Nationwide Money Market Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2008, the Nationwide Money Market Fund (Prime Shares) registered 2.65% versus 3.46% for its benchmark, the iMoneyNet First Tier Retail Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Money Market Funds (consisting of 331 funds as of October 31, 2008) was 2.54% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

For much of the reporting period, the areas that provided the best returns for the Fund included floating-rate notes, asset-backed commercial paper (ABCP) and generally longer-dated maturities. As the Federal Reserve Board lowered interest rates during the reporting period, holdings with longer-than-average maturities and floating-rate notes with longer reset periods performed better than comparable shorter-dated holdings. In addition, ABCP returned better rates than other commercial paper as the market increasingly demanded larger premiums from all types of asset-backed securities. Holdings with longer maturities continue to provide better returns than shorter-maturity assets.

What areas of investment detracted from Fund performance?

Areas that detracted from Fund performance during the reporting period were shorter-maturity holdings and U.S. Government and Agency debt. To increase the liquidity of the Fund while decreasing risk during the recent volatile market conditions, more U.S. government and Agency securities were added to the Fund. Because of the perceived investor safety of U.S. government and Agency securities, these assets provide lower yields. In addition, the Fund eliminated all asset-backed exposure to reduce risk. In general, ABCP typically provide higher returns; accordingly, the reduced exposure hurt Fund performance. As interest rates decreased 350 basis points, or 3.50%, from the previous reporting period, spreads in all areas tightened and competition increased for all types of short-term investments. The increased competition resulted in fewer opportunities to achieve higher-than-average returns and less variation between mutual funds. With the changing dynamics of the short-term marketplace, including the heightened competition and significantly fewer opportunities to earn higher returns, much of our attention in managing the Fund has shifted to pursuing safety and liquidity.

What is your outlook for the near term?

The near-term economic outlook remains dire, as evidenced by the downtrend in the leading economic indicators and the continued deterioration in the housing and labor markets. A meaningful recovery in corporate profits appears unlikely in the near future. Still, the markets already have discounted a relatively severe recession and now appear to be much more reasonably valued than they were throughout most of the past economic cycle. Moreover, risk assets tend to be leading indicators, with the Standard & Poor’s 500® (S&P 500) Index having bottomed in advance of 12 of the past 13 historical recessionary troughs. Volatility is likely to remain high, and enormous downside risks persist, but we have reason to believe that the worst of the declines has occurred.

Subadviser:
Nationwide Asset Management, LLC

Portfolio Manager:
Daniel Blevins, CFA

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency except as stated below. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market.

•	The U.S. Treasury Temporary Guarantee Program provides a guarantee to participating money market mutual fund shareholders based on the number of shares invested in the fund at the close of business on September 19, 2008.

•	Any increase in the number of shares an investor holds after the close of business on September 19, 2008, will not be guaranteed.

•	If a customer closes his or her account with a fund or broker-dealer, any future investment in the fund will not be guaranteed.

2008 Annual Report 37

Nationwide Money Market Fund
(Continued)

•	If the number of shares an investor holds fluctuates during the period, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less.

•	The Program, which was set to expire on December 18, 2008, has been extended by the United States Treasury and is set to expire on April 30, 2009.

38 Annual Report 2008

Fund Performance	Nationwide Money Market Fund

Average Annual Total Return
(For periods ended October 31, 2008)

				Expense
	1 Yr.	5 Yr.	10 Yr.	Ratio*

Institutional Class Shares[1]	2.73%	3.04%	3.18%	0.51%

Service Class Shares[1]	2.57%	2.85%	3.01%	0.74%

Prime Shares	2.65%	2.98%	3.13%	0.58%

There is no sales charge (SC) on the shares of the Money Market Fund. Past performance is no guarantee of future results. An investment in this Fund is neither guaranteed nor insured by the FDIC or any other government agency. Although this Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

*	As of October 31, 2007. Please see the Fund’s most recent prospectus for details.

[1]	These returns, for periods prior to the creation of the class, include the performance of the Fund’s Prime shares. These returns were achieved prior to the creation of Service Class shares (1/4/99), and Institutional Class shares (12/13/01). Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Service Class and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Service Class shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Prime Shares of the Nationwide Money Market Fund, the iMoneyNet-First Tier Retail(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/08. Unlike the Fund, the returns for these unmanaged indexes does not reflect any fees or expenses. Investors cannot invest directly in market indexes.

(a)	The iMoneyNet-First Tier Retail is an average of non-government retail money market mutual funds that do not invest in any second tier securities. Portfolio holdings of first tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset-backed commercial paper.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Annual Report 39

Shareholder	Nationwide Money Market Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2008

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Money Market Fund			05/01/08	10/31/08	05/01/08 - 10/31/08[a]	05/01/08 - 10/31/08[a]

Institutional Class Shares	Actual		1,000.00	1,009.41	2.96	0.59
	Hypothetical	[b]	1,000.00	1,022.19	2.98	0.59

Service Class Shares	Actual		1,000.00	1,009.01	3.29	0.65
	Hypothetical	[b]	1,000.00	1,021.86	3.31	0.65

Prime Class Shares	Actual		1,000.00	1,009.33	3.02	0.60
	Hypothetical	[b]	1,000.00	1,022.13	3.04	0.60

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

40 Annual Report 2008

Portfolio Summary	Nationwide Money Market Fund
October 31, 2008

Asset Allocation

Commercial Paper	74.6%
Government Mortgage Backed Agencies	15.4%
Corporate Bonds	3.7%
U.S. Government Agency & Obligations	2.5%
Certificates of Deposit	2.4%
Municipal Bonds	1.5%
Liabilities in excess of other assets	-0.1%

100.0%

Top Industries

Financial Services	15.9%
U.S. Government Agencies	15.4%
Diversified Manufacturing	7.9%
Food- Diversified	6.6%
Industrial Machinery & Equipment	4.9%
Media	4.3%
Telecommunications	4.3%
Retail	4.1%
Oil & Gas	4.0%
Computers & Peripherals	3.5%
Other	29.1%

100.0%

Top Holdings

Florida Hurricane Catastrophe Fund, 4.78%, 11/14/08	1.5%
Federal National Mortgage Assoc., 2.12%, 12/10/08	1.4%
Goldman Sachs Group, Inc., 3.52%, 11/24/08	1.1%
Governor & Co. of the Bank of Ireland, 2.80%, 11/14/08	1.0%
Dover Corp., 1.65%, 11/20/08	1.0%
Federal Farm Credit Bank, 1.10%, 12/10/08	1.0%
Siemens Capital Co. LLC, 1.36%, 12/30/08	1.0%
U.S. Treasury Bills, 1.28%, 04/09/09	0.9%
Wal-Mart Stores, Inc., 2.10%, 11/17/08	0.9%
Kommunalkredit Austria, 3.78%, 11/21/08	0.9%
Other	89.3%

100.0%

2008 Annual Report 41

Statement of Investments
October 31, 2008

Nationwide Money Market Fund

Certificates of Deposit 2.4%

	Principal Amount	Value

Banks — Domestic 0.6%
Bank of America Corp., 2.96%, 03/13/09	$15,000,000	$15,000,000

Banks — Foreign 1.8%
Bank of Ireland, 2.80%, 11/14/08(a)(b)(c)	25,000,000	25,000,000
Svenska Handelsbanken, Inc., 3.25%, 11/24/08	21,725,000	21,735,371

		46,735,371

Total Certificates of Deposit		61,735,371

Commercial Paper 74.6%

Agricultural Services 0.6%(a) (d) (e)
Cargill, Inc.
3.35%, 11/05/08	5,000,000	4,998,139
3.30%, 11/07/08	10,000,000	9,994,500

		14,992,639

Banks — Domestic 2.5%(e)
Bank of America Corp.
2.60%, 11/04/08	1,462,000	1,461,683
2.60%, 11/12/08	2,537,000	2,534,984
2.62%, 11/25/08	6,117,000	6,106,316
2.62%, 11/28/08	3,012,000	3,006,081
2.69%, 12/01/08	18,700,000	18,658,081
KBC Financial Products International Ltd.(a)(d)
2.70%, 11/14/08	2,700,000	2,697,368
2.79%, 11/17/08	15,000,000	14,981,400
3.00%, 12/03/08	5,750,000	5,734,667
Wells Fargo & Co., 2.58%, 11/05/08	10,000,000	9,997,133

		65,177,713

Banks — Foreign 3.0%
ANZ National (International) Ltd.(d)
4.38%, 11/05/08	9,250,000	9,245,498
4.60%, 11/05/08(e)	6,500,000	6,496,678
4.00%, 11/25/08(e)	3,000,000	2,992,000
Bank of Scotland PLC
2.79%, 11/03/08(e)	10,000,000	9,998,450
4.10%, 11/07/08(c)	5,000,000	5,000,000
DnB NOR Bank ASA(a)(d)
3.50%, 11/05/08(e)	3,800,000	3,798,522
2.50%, 11/10/08(e)	5,000,000	4,996,875
2.40%, 11/12/08	10,000,000	9,992,667
2.72%, 11/12/08(e)	10,000,000	9,991,689
5.00%, 12/22/08(e)	3,950,000	3,922,021
National Australia Funding Delaware, Inc., 2.60%, 11/24/08(a)(d)(e)	10,000,000	9,983,389
Unicredito Italiano, 2.81%, 12/11/08(a)(d)(e)	2,000,000	1,993,755

		78,411,544

Chemicals-Diversified 3.1%(e)
Air Products & Chemicals, Inc., 0.80%, 11/05/08	10,000,000	9,999,111
BASF AG(a)(d)
2.60%, 12/18/08	15,000,000	14,949,083
2.38%, 12/29/08	10,000,000	9,961,656
BASF SE, 2.07%, 11/10/08(a)(d)	10,000,000	9,994,825
Praxair, Inc.
2.05%, 11/05/08	5,000,000	4,998,861
2.40%, 11/12/08	10,000,000	9,992,667
2.10%, 11/17/08	15,000,000	14,986,000
1.15%, 11/19/08	5,530,000	5,526,820

		80,409,023

Computers & Peripherals 3.5%(e)
Hewlett-Packard Co.
2.40%, 11/03/08	8,000,000	7,998,933
2.40%, 11/05/08	15,000,000	14,996,000
IBM Corp.
2.24%, 11/20/08	10,000,000	9,988,178
1.50%, 11/25/08	5,000,000	4,995,000
1.75%, 12/16/08	18,755,000	18,713,974
Microsoft Corp.
1.00%, 11/18/08	20,000,000	19,990,556
1.00%, 11/19/08	5,000,000	4,997,500
1.00%, 11/21/08	10,000,000	9,994,444

		91,674,585

Diversified Manufacturing 7.9%
Danaher Corp.(e)
1.50%, 11/07/08	6,000,000	5,998,500
1.55%, 11/18/08	5,000,000	4,996,340
1.60%, 11/19/08	10,000,000	9,992,000
1.50%, 12/09/08	9,000,000	8,985,750
Dover Corp.(a)(d)(e)
1.65%, 11/20/08	25,000,000	24,978,229
2.00%, 12/04/08	10,000,000	9,981,667
Honeywell International, Inc.(a)(d)
1.90%, 11/04/08	10,000,000	9,998,417
2.00%, 11/04/08	7,096,000	7,094,817
2.07%, 11/04/08(e)	14,000,000	13,997,585
Illinois Tool Works, Inc.(e)
2.25%, 11/10/08	17,000,000	16,990,437
1.70%, 12/11/08	15,000,000	14,971,667
1.85%, 01/16/09	3,545,000	3,531,155

42 Annual Report 2008

Commercial Paper (continued)
	Principal Amount	Value

Diversified Manufacturing (continued)

Pitney Bowes, Inc.(a)(d)(e)
1.65%, 11/07/08	$9,000,000	$8,997,525
1.50%, 11/12/08	10,000,000	9,995,417
1.00%, 11/13/08	8,000,000	7,997,333
1.60%, 11/17/08	8,000,000	7,994,311
Siemens Capital Co. LLC(a)(d)(e)
1.36%, 12/23/08	15,000,000	14,970,533
1.36%, 12/30/08	25,000,000	24,944,278

		206,415,961

Financial Services 15.9%
Avon Capital Corp., 0.25%, 11/03/08(a)(d)(e)	2,006,000	2,005,972
BNP Paribas Finance, Inc.(e)
3.75%, 11/10/08	5,800,000	5,794,563
3.78%, 11/14/08	15,000,000	14,979,525
3.74%, 11/18/08	15,000,000	14,973,508
Citigroup Funding, Inc.
2.82%, 11/04/08(e)	10,000,000	9,997,650
3.85%, 11/05/08(e)	10,000,000	9,995,722
4.15%, 11/06/08(e)	10,000,000	9,994,236
2.65%, 11/07/08	10,000,000	9,995,583
2.67%, 11/07/08(e)	10,000,000	9,995,550
2.75%, 11/20/08(e)	10,000,000	9,985,486
2.75%, 12/12/08(e)	10,000,000	9,968,681
Danske Corp.(e)
2.96%, 12/02/08	20,000,000	19,949,022
2.60%, 12/16/08	15,000,000	14,951,250
Fortis Funding LLC(a)(d)(e)
2.69%, 11/03/08	20,000,000	19,997,011
2.69%, 11/05/08	5,000,000	4,998,506
ING U.S. Funding LLC(e)
2.59%, 11/03/08	4,000,000	3,999,426
2.59%, 11/04/08	10,000,000	9,997,842
2.59%, 11/06/08	10,000,000	9,996,410
4.39%, 11/13/08	10,000,000	9,985,383
2.71%, 11/24/08	11,000,000	10,980,990
2.71%, 11/25/08	1,245,000	1,242,755
4.45%, 12/02/08	4,000,000	3,984,672
John Deere Capital Corp.
2.20%, 11/13/08(e)	7,000,000	6,994,867
2.20%, 11/19/08(e)	10,000,000	9,989,000
2.05%, 11/24/08	5,000,000	4,993,451
2.15%, 11/24/08(e)	7,000,000	6,990,385
2.25%, 11/25/08(e)	6,000,000	5,991,000
JPMorgan Chase & Co.(e)
2.45%, 11/03/08	15,000,000	14,997,958
1.50%, 11/17/08	15,000,000	14,990,000
2.60%, 12/03/08	15,000,000	14,965,333
Natexis Banques U.S. Finance Co. LLC, 2.88%, 11/04/08(e)	15,000,000	14,996,400
Nordea North America, Inc.(e)
4.20%, 11/12/08	10,000,000	9,987,167
3.77%, 12/22/08	15,000,000	14,919,887
2.08%, 12/29/08	10,000,000	9,966,489
Rabobank USA Financial Corp.(e)
3.50%, 11/10/08	10,000,000	9,991,250
3.10%, 11/18/08	12,000,000	11,982,433
2.20%, 11/24/08	9,750,000	9,736,296
2.50%, 11/25/08	3,000,000	2,995,000
Westpac Capital Corp.(a)(d)
2.60%, 11/12/08(e)	2,400,000	2,398,093
2.71%, 11/28/08(e)	18,000,000	17,963,415
2.75%, 12/04/08(e)	10,800,000	10,772,775
3.75%, 12/04/08	4,200,000	4,185,563

		417,576,505

Food-Diversified 6.6%
Campbell Soup Co.(a)(d)
1.90%, 11/03/08(e)	5,000,000	4,999,472
1.75%, 11/04/08	2,765,000	2,764,597
1.90%, 11/04/08(e)	5,000,000	4,999,208
1.70%, 11/13/08(e)	2,000,000	1,998,867
1.90%, 12/01/08(e)	10,000,000	9,984,167
1.50%, 12/08/08(e)	10,000,000	9,984,583
Coca-Cola Co. (The)(a)(d)(e)
1.60%, 11/14/08	5,000,000	4,997,111
1.65%, 11/20/08	6,000,000	5,994,775
1.60%, 12/10/08	5,000,000	4,991,333
1.65%, 12/12/08	4,000,000	3,992,483
1.65%, 12/17/08	15,000,000	14,968,375
McDonald’s Corp.(e)
2.75%, 11/12/08	10,000,000	9,991,597
2.75%, 11/14/08	10,000,000	9,990,069
1.90%, 11/21/08	15,000,000	14,984,167
Nestle Finance International Ltd.
1.80%, 11/05/08(e)	10,000,000	9,998,000
2.10%, 11/06/08(e)	11,000,000	10,996,792
1.60%, 12/11/08(e)	13,000,000	12,976,889
1.10%, 12/17/08	5,000,000	4,992,972
1.60%, 12/17/08(e)	10,000,000	9,979,556
PepsiCo, Inc.(e)
1.55%, 11/18/08	10,000,000	9,992,681
1.50%, 11/21/08	10,000,000	9,991,667

		173,569,361

Household Products 2.6%(e)
Lowe’s Cos., Inc.
0.25%, 11/03/08	15,000,000	14,999,792
2.00%, 11/13/08	18,478,000	18,465,681

2008 Annual Report 43

Statement of Investments (Continued)
October 31, 2008

Nationwide Money Market Fund (Continued)

Commercial Paper (continued)
	Principal Amount	Value

Household Products (continued)

Procter & Gamble Co.
1.65%, 11/24/08	$10,000,000	$9,989,459
1.65%, 12/18/08	10,000,000	9,978,458
1.65%, 12/23/08	15,000,000	14,964,250

		68,397,640

Industrial Machinery & Equipment 4.9%
Caterpillar Financial Services Corp.(e)
1.60%, 11/12/08	11,000,000	10,994,622
1.75%, 11/13/08	3,895,000	3,892,728
1.70%, 11/18/08	12,000,000	11,990,367
1.75%, 12/01/08	8,000,000	7,988,333
Eaton Corp.
1.50%, 11/07/08	5,000,000	4,998,750
2.20%, 11/07/08(e)	10,000,000	9,996,333
2.25%, 11/10/08(e)	5,000,000	4,997,188
National Australia Funding Delaware, Inc.(a)(d)(e)
3.47%, 11/03/08	8,000,000	7,998,458
2.68%, 11/04/08	12,800,000	12,797,141
2.56%, 11/07/08	3,000,000	2,998,720
Parker-Hannifin Corp.
1.90%, 11/06/08(e)	9,000,000	8,997,625
2.10%, 11/06/08	2,150,000	2,149,373
2.20%, 11/17/08(e)	10,000,000	9,990,222
1.65%, 12/22/08(e)	13,000,000	12,969,613
United Technologies Corp., 1.10%, 11/24/08(e)	15,500,000	15,489,107

		128,248,580

Media 4.3%(e)
McGraw-Hill Cos., Inc. (The)
2.15%, 11/05/08	6,500,000	6,498,447
1.85%, 11/07/08	7,000,000	6,997,842
2.00%, 11/10/08	10,000,000	9,995,000
1.75%, 11/18/08	15,000,000	14,987,604
Walt Disney Co. (The)
1.50%, 12/08/08	15,000,000	14,976,875
1.50%, 12/16/08	10,000,000	9,981,250
1.50%, 12/19/08	10,000,000	9,980,000
Washington Post Co.(a)(d)
2.00%, 11/05/08	5,000,000	4,998,889
2.15%, 11/06/08	20,000,000	19,994,028
2.15%, 11/10/08	15,000,000	14,991,937

		113,401,872

Motor Vehicle Parts and Accessories 2.8%(e)
American Honda Finance Corp.(d)
2.40%, 11/25/08	7,000,000	6,988,800
2.25%, 12/11/08	8,000,000	7,980,000
2.25%, 12/12/08	10,000,000	9,974,375
Toyota Motor Credit Corp.
2.42%, 11/04/08	8,000,000	7,998,387
2.52%, 11/06/08	10,000,000	9,996,500
2.49%, 11/10/08	10,000,000	9,993,775
2.54%, 12/04/08	10,000,000	9,976,717
2.75%, 12/12/08	12,000,000	11,962,416

		74,870,970

Oil & Gas 4.0%(e)
BP Capital Markets PLC
1.70%, 01/06/09	20,000,000	19,937,667
1.55%, 01/13/09	15,000,000	14,952,854
Chevron Corp.
2.05%, 11/12/08	10,000,000	9,993,736
2.05%, 11/13/08	15,000,000	14,989,750
1.90%, 11/19/08	5,000,000	4,995,250
1.25%, 11/28/08	5,000,000	4,995,313
ConocoPhillips(a)(d)
2.15%, 11/04/08	18,000,000	17,996,775
2.25%, 11/14/08	10,000,000	9,991,875
2.20%, 12/17/08	7,000,000	6,980,322

		104,833,542

Personal Credit Institutions 1.9%(e)
General Electric Capital Corp.
2.62%, 11/07/08	10,000,000	9,995,633
2.50%, 11/25/08	15,000,000	14,975,000
3.05%, 11/26/08	10,000,000	9,978,820
HSBC Finance Corp.
3.25%, 11/18/08	8,000,000	7,987,722
3.25%, 11/21/08	7,000,000	6,987,361

		49,924,536

Retail 4.1%(e)
Target Corp.
2.10%, 12/01/08	15,000,000	14,973,750
2.15%, 12/08/08	20,000,000	19,955,806
Wal-Mart Stores, Inc.
2.25%, 11/03/08	15,000,000	14,998,125
2.10%, 11/17/08	23,000,000	22,978,533
Walgreen Co.
1.75%, 11/17/08	10,000,000	9,992,222
1.75%, 11/19/08	10,000,000	9,991,250
1.90%, 11/25/08	7,990,000	7,979,879
1.50%, 12/01/08	6,000,000	5,992,500

		106,862,065

Telecommunications 4.3%
AT&T, Inc.(a)(d)(e)
2.11%, 11/07/08	2,000,000	1,999,297
2.14%, 11/13/08	15,000,000	14,989,300
1.65%, 11/20/08	10,000,000	9,991,292
1.75%, 12/09/08	8,000,000	7,985,222
Nokia Corp.(e)
3.20%, 11/04/08	7,096,000	7,094,108
2.60%, 11/13/08	12,000,000	11,989,600

44 Annual Report 2008

Commercial Paper (continued)
	Principal Amount	Value

Telecommunications (continued)

2.35%, 11/18/08	$7,960,000	$7,951,167
1.80%, 12/08/08	10,000,000	9,981,500
2.55%, 12/17/08	5,000,000	4,983,708
Telstra Corp.(a)(d)
3.00%, 11/12/08(e)	13,000,000	12,988,083
3.65%, 11/21/08(e)	2,000,000	1,995,945
2.50%, 11/26/08(e)	5,000,000	4,991,319
2.00%, 12/03/08	9,000,000	8,984,000
2.30%, 12/03/08(e)	6,000,000	5,987,733

		111,912,274

Transportation 1.3%(e)
United Parcel Service, Inc.
1.05%, 11/13/08	10,000,000	9,996,500
1.00%, 11/24/08	15,000,000	14,990,417
1.10%, 12/01/08	10,000,000	9,990,833

		34,977,750

Utilities 1.3%(e)
FPL Group Capital, Inc.
3.55%, 11/26/08	15,000,000	14,963,021
4.00%, 11/28/08	10,000,000	9,970,000
3.55%, 12/19/08	10,000,000	9,952,666

		34,885,687

Total Commercial Paper		1,956,542,247

Corporate Bonds 3.7%

Banks — Mortgage 0.9%(a) (b) (c)
Kommunalkredit Austria, 3.78%, 11/21/08	22,500,000	22,500,000

Motor Vehicle Parts and Accessories 0.9%(a)
American Honda Finance Corp.
3.85%, 11/06/08(d)	10,000,000	10,001,968
2.96%, 08/26/09(b)(c)	15,000,000	15,000,000

		25,001,968

Personal Credit Institutions 0.8%(c)
HSBC Finance Corp., 3.24%, 11/24/08	20,000,000	20,000,000

Security Brokers & Dealers 1.1%(c) (d)
Goldman Sachs Group, Inc., 3.52%, 11/24/08	30,000,000	30,000,000

Total Corporate Bonds		97,501,968

Government Mortgage Backed Agencies 15.4%

U.S. Government Agencies 15.4%
Federal Farm Credit Bank
1.20%, 11/12/08(e)	15,000,000	14,994,500
0.70%, 11/13/08(e)	8,000,000	7,998,133
0.15%, 11/26/08(e)	20,000,000	19,997,917
1.10%, 12/10/08(e)	25,000,000	24,970,208
0.50%, 12/18/08(e)	2,060,000	2,058,655
4.13%, 04/15/09	1,172,000	1,178,763
Federal Home Loan Bank
2.11%, 11/14/08(e)	15,000,000	14,988,571
2.55%, 11/14/08	6,600,000	6,593,923
2.35%, 12/05/08(e)	8,650,000	8,630,802
2.23%, 12/10/08(e)	10,000,000	9,975,842
1.35%, 12/19/08(e)	14,600,000	14,573,720
2.20%, 01/14/09(e)	3,000,000	2,986,433
2.23%, 01/16/09(e)	1,400,000	1,393,409
2.36%, 02/04/09(e)	16,000,000	15,900,356
2.25%, 02/13/09	20,000,000	19,999,472
Series 1, 2.85%, 10/02/09	15,000,000	15,000,000
Federal Home Loan Mortgage Corp.
1.95%, 11/04/08(e)	12,000,000	11,998,050
2.47%, 11/17/08(e)	15,000,000	14,983,533
2.48%, 11/17/08	5,000,000	4,994,489
1.25%, 11/19/08(e)	5,000,000	4,996,875
2.04%, 11/21/08(e)	15,000,000	14,983,000
Series RB, 2.45%, 11/25/08(e)	2,000,000	1,996,733
2.25%, 11/26/08(e)	9,872,000	9,856,575
2.15%, 12/15/08(e)	17,485,000	17,439,053
2.30%, 12/15/08	10,000,000	9,971,889
2.05%, 01/07/09(e)	2,555,000	2,545,252
2.15%, 01/12/09(e)	15,000,000	14,935,500
Federal National Mortgage Assoc
1.80%, 11/03/08	10,000,000	9,999,000
2.44%, 11/03/08(e)	15,000,000	14,997,967
1.30%, 11/04/08(e)	2,200,000	2,199,762
2.38%, 11/05/08(e)	15,065,000	15,061,016
Series BB, 2.46%, 11/06/08(e)	15,000,000	14,994,875
1.15%, 12/01/08(e)	3,586,000	3,582,563
1.15%, 12/03/08(e)	5,000,000	4,994,889

2008 Annual Report 45

Statement of Investments (Continued)
October 31, 2008

Nationwide Money Market Fund (Continued)

Government Mortgage Backed Agencies (continued)
	Principal Amount	Value

2.12%, 12/10/08(e)	$37,870,000	$37,783,025
1.00%, 12/16/08(e)	10,000,000	9,987,500

Total Government Mortgage Backed Agencies		403,542,250

Municipal Bond 1.5%(c)

Florida 1.5%
Florida Hurricane Catastrophe Fund, 4.78%, 11/14/08	40,000,000	40,000,000

U.S. Government Agency & Obligations 2.5%

U.S. Treasury Bills
1.45%, 11/06/08(e)	20,000,000	19,995,972
1.28%, 04/09/09(e)	25,000,000	24,858,667
1.62%, 04/23/09	20,000,000	19,844,300

Total U.S. Government Agency & Obligations		64,698,939

Total Investments (Cost $2,624,020,775) (f) — 100.1%		2,624,020,775
Liabilities in excess of other assets — (0.1)%		(2,310,304)

NET ASSETS — 100.0%		$2,621,710,471

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2008, all such securities in total represented 24.10% of net assets.

(b)	Illiquid security.

(c)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2008. The maturity date represents the actual maturity date.

(d)	Restricted securities issued pursuant to Section 4(2) of the Securities Act of 1933. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

(e)	The rate reflected in the Statement of Investments is the discount rate at the time of purchase.

(f)	See notes to financial statements for tax unrealized appreciation / (depreciation) of securities.

RB	Revenue Bond

The accompanying notes are an integral part of these financial statements.

46 Annual Report 2008

Statement of Assets and Liabilities
October 31, 2008

Nationwide
Money Market Fund

Assets:
Investments, at value (cost $2,624,020,775)	$2,624,020,775
Interest receivable	905,498
Receivable for capital shares issued	2,331,683
Prepaid expenses and other assets	246,714

Total Assets	2,627,504,670

Liabilities:
Cash overdraft	996
Distributions payable	18,753
Payable for capital shares redeemed	4,412,158
Accrued expenses and other payables:
Investment advisory fees	832,473
Fund administration fees	260,323
Distribution fees	1,016
Trustee fees	4,883
Compliance program costs (Note 3)	6,036
Custodian fees	16,174
Other	241,387

Total Liabilities	5,794,199

Net Assets	$2,621,710,471

Represented by:
Capital	$2,623,359,197
Accumulated undistributed net investment income	516
Accumulated net realized losses from investment transactions	(1,649,242)

Net Assets	$2,621,710,471

Institutional Class Shares	1,950,048,945
Service Class Shares	12,482,591
Prime Shares	659,178,935

Total	$2,621,710,471

Shares Outstanding (unlimited number of shares authorized):
Institutional Class Shares	1,951,302,825
Service Class Shares	12,489,309
Prime Shares	659,835,053

Total	2,623,627,187

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Institutional Class Shares	$1.00
Service Class Shares	$1.00
Prime Shares	$1.00

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 47

Statement of Operations
For the Year Ended October 31, 2008

Nationwide Money
Market Fund

INVESTMENT INCOME:
Interest income	$72,772,022
Dividend income	65,816

Total Income	72,837,838

EXPENSES:
Investment advisory fees	8,817,290
Fund administration fees	2,230,345
Distribution fees Service Class	14,748
Administrative servicing fees Service Class	179
Administrative servicing fees Prime Class	457,804
Registration and filing fees	25,188
Professional fees	351,071
Printing fees	99,796
Trustee fees	120,070
Custodian fees	190,691
Other	809,180

Total expenses before waived expenses	13,116,362

Earnings credit (Note 5)	(55,982)
Distribution fees voluntarily waived — Service Class	(4,916)

Net Expenses	13,055,464

NET INVESTMENT INCOME	59,782,374

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(6,955,221)
Net increase from payment by advisor (Note 3)	5,321,166

Net realized/unrealized losses from investments	(1,634,055)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$58,148,319

The accompanying notes are an integral part of these financial statements.

48 Annual Report 2008

Statements of Changes in Net Assets

	Nationwide Money Market Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

Operations:
Net investment income	$59,782,374	$86,864,179
Net realized losses from investment transactions	(1,634,055)	(1,362)

Change in net assets resulting from operations	58,148,319	86,862,817

Distributions to Shareholders From:
Net investment income:
Institutional Class	(44,205,350)	(65,995,097)
Service Class	(249,109)	(415,950)
Prime Class	(15,333,057)	(20,438,434)

Change in net assets from shareholder distributions	(59,787,516)	(86,849,481)

Change in net assets from capital transactions	648,053,627	334,488,931

Change in net assets	646,414,430	334,502,267

Net Assets:
Beginning of period	1,975,296,041	1,640,793,774

End of period	$2,621,710,471	$1,975,296,041

Accumulated undistributed net investment income at end of period	$516	$5,658

CAPITAL TRANSACTIONS:
Institutional Class Shares
Proceeds from shares issued	929,736,576	796,994,614
Dividends reinvested	44,205,350	65,991,993
Cost of shares redeemed	(487,651,922)	(669,867,801)

Total Institutional Class	486,290,004	193,118,806

Service Class Shares
Proceeds from shares issued	7,533,395	4,376,416
Dividends reinvested	248,129	415,945
Cost of shares redeemed	(4,257,287)	(5,728,347)

Total Service Class	3,524,237	(935,986)

Prime Shares
Proceeds from shares issued	520,543,492	466,330,168
Dividends reinvested	15,022,900	19,847,167
Cost of shares redeemed	(377,327,006)	(343,871,224)

Total Prime Class	158,239,386	142,306,111

Change in net assets from capital transactions:	$648,053,627	$334,488,931

SHARE TRANSACTIONS:
Institutional Class Shares
Issued	929,736,576	796,994,614
Reinvested	44,205,350	65,991,993
Redeemed	(487,651,922)	(669,867,801)

Total Institutional Class Shares	486,290,004	193,118,806

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 49

Statements of Changes in Net Assets (Continued)

	Nationwide Money Market Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	7,533,395	4,376,416
Reinvested	248,129	415,945
Redeemed	(4,257,287)	(5,728,347)

Total Service Class Shares	3,524,237	(935,986)

Prime Shares
Issued	520,543,492	466,330,138
Reinvested	15,022,900	19,847,167
Redeemed	(377,327,006)	(343,871,224)

Total Prime Class Shares	158,239,386	142,306,081

Total change in shares:	648,053,627	334,488,901

The accompanying notes are an integral part of these financial statements.

50 Annual Report 2008

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Money Market Fund

	Operations			Distributions						Ratios / Supplemental Data

													Ratio of
	Net Asset											Ratio of Net	Expenses
	Value,					Capital					Ratio of	Investment	(Prior to
	Beginning	Net	Total	Net		Contributions	Net Asset			Net Assets	Expenses	Income	Reimbursements)
	of	Investment	from	Investment	Total	from	Value, End	Total		at End	to Average	to Average	to Average
	Period	Income	Operations	Income	Distributions	Adviser	of Period	Return		of Period	Net Assets	Net Assets	Net Assets (a)

Institutional Class Shares
Year Ended October 31, 2008	$1.00	0.03	0.03	(0.03)	(0.03)	–(d)	$1.00	2	.73%(b)	$1,950,048,945	0.55%	2.64%	0.55%
Year Ended October 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)	–	$1.00	5.01%		$1,464,958,334	0.51%	4.90%	0.51%
Year Ended October 31, 2006	$1.00	0.04	0.04	(0.04)	(0.04)	–	$1.00	4.40%		$1,271,826,097	0.54%	4.32%	–(c)
Year Ended October 31, 2005	$1.00	0.02	0.02	(0.02)	(0.02)	–	$1.00	2.41%		$1,525,486,972	0.55%	2.40%	–(c)
Year Ended October 31, 2004	$1.00	0.01	0.01	(0.01)	(0.01)	–	$1.00	0.73%		$1,219,342,910	0.54%	0.73%	–(c)

Service Class Shares
Year Ended October 31, 2008	$1.00	0.03	0.03	(0.03)	(0.03)	–(d)	$1.00	2	.57%(b)	$12,482,591	0.70%	2.53%	0.75%
Year Ended October 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)	–	$1.00	4.82%		$8,960,588	0.74%	4.67%	0.79%
Year Ended October 31, 2006	$1.00	0.04	0.04	(0.04)	(0.04)	–	$1.00	4.17%		$9,900,895	0.75%	4.14%	0.80%
Year Ended October 31, 2005	$1.00	0.02	0.02	(0.02)	(0.02)	–	$1.00	2.21%		$6,709,751	0.75%	2.30%	0.88%
Year Ended October 31, 2004	$1.00	0.01	0.01	(0.01)	(0.01)	–	$1.00	0.52%		$5,952,324	0.75%	0.51%	0.78%

Prime Shares
Year Ended October 31, 2008	$1.00	0.03	0.03	(0.03)	(0.03)	–(d)	$1.00	2	.65%(b)	$659,178,935	0.63%	2.56%	0.63%
Year Ended October 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)	–	$1.00	4.94%		$501,377,119	0.58%	4.84%	0.58%
Year Ended October 31, 2006	$1.00	0.04	0.04	(0.04)	(0.04)	–	$1.00	4.35%		$359,066,782	0.59%	4.27%	–(c)
Year Ended October 31, 2005	$1.00	0.02	0.02	(0.02)	(0.02)	–	$1.00	2.36%		$334,991,393	0.60%	2.31%	–(c)
Year Ended October 31, 2004	$1.00	0.01	0.01	(0.01)	(0.01)	–	$1.00	0.67%		$395,038,431	0.60%	0.66%	–(c)

(a)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Includes payment from the Investment Adviser which increased the total return by 0.26% (Note 3).
(c)	There were no fee reductions during the period.
(d)	The amount is less than $0.005 per share.
-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 51

Notes to Financial Statements
October 31, 2008

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated as of October 30, 1997, as subsequently amended, was redomesticated as a Delaware statutory trust on February 28, 2005. The redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2008, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates thirty-six (36) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the three (3) funds listed below (each, a “Fund”; collectively, the “Funds”):

-	Nationwide Growth Fund (“Growth”)
-	Nationwide Fund (“Nationwide”)
-	Nationwide Money Market Fund (“Money Market”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Investments of Money Market are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of

52 Annual Report 2008

the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

(c)	Forward Foreign Currency Contracts

Certain Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The Funds did not have any forward foreign currency contracts during the fiscal year ending October 31, 2008.

2008 Annual Report 53

Notes to Financial Statements (Continued)
October 31, 2008

(d)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of that Fund’s NAV after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, each of the Funds is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin” payments, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value of the underlying hedged assets. The Funds did not have any futures contracts during the fiscal year ending October 31, 2008.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(f)	Securities Lending

To generate additional income, each of the Funds, with the exception of Money Market, may lend their respective portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. As of October 31, 2008, the Funds did not have securities on loan.

54 Annual Report 2008

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for Growth and Nationwide and are declared daily and paid monthly for Money Market. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences (i.e., reclassification of market discounts, foreign gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(h)	Federal Income Taxes

It is the policy of each Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If a tax position taken by a Fund is not sustained upon examination by a taxing authority, the Fund may incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Accordingly, the Funds were required to implement FIN 48 in their NAV per share calculations on April 30, 2008. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Funds’ current financial statements. Each Fund files U.S. federal income tax returns and, if applicable, returns in various state or foreign jurisdictions in which it invests. Each Fund’s taxable years 2005 to 2008 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to each Fund’s NAV and financial statements.

(i)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For each Fund, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates

2008 Annual Report 55

Notes to Financial Statements (Continued)
October 31, 2008

based on the total NAV of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) manages the investment of the assets and supervises the daily business affairs of the Funds (as shown in the table below). NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), whose parent company is Nationwide Corporation. NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for each of the Funds. The subadviser manages each of its respective Fund’s investments and has the responsibility for making all investment decisions for the applicable Funds.

The subadviser for each Fund is as follows:

Fund	Adviser	Subadviser

Growth	NFA	Aberdeen Asset Management, Inc. (“Aberdeen”)

Nationwide	NFA	Aberdeen

Money Market	NFA	Nationwide Asset Management, LLC (“NWAM”) (a)

(a)	Effective January 1, 2008, NWAM, an affiliate of NFA, became subadviser to Money Market.

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadviser. For the year ended October 31, 2008, the Funds paid investment advisory fees to NFA according to the schedule below:

		Total
Fund	Fee Schedule	Fees

Growth and Nationwide	$0 up to $250 million	0.60%
	$250 million up to $1 billion	0.575%
	$1 billion up to $2 billion	0.55%
	$2 billion up to $5 billion	0.525%
	$5 billion or more	0.50%

Money Market	$0 up to $1 billion	0.40%
	$1 billion up to $2 billion	0.38%
	$2 billion up to $5 billion	0.36%
	$5 billion and more	0.34%

From such fees, pursuant to the subadvisory agreements, NFA paid the subadvisers $4,535,235 of which $775,642 was paid to affiliated subadvisers, for the year ended October 31, 2008.

NFA and Money Market have entered into a written Expense Limitation Agreement, that limits operating expenses (excluding any taxes, interest, brokerage fees, Rule 12b-1 fees, short sale dividend expenses, administrative service fees, other expenditures which are capitalized in accordance with GAAP and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until at least May 1, 2009:

Fund	Classes	Amount

Money Market	Institutional Class	0.59%

	Service Class	0.75%

	Prime	0.59%

56 Annual Report 2008

NFA may request and receive reimbursement from Money Market for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted. As of October 31, 2008, Money Market had no cumulative potential reimbursements.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFS Distributors Inc. (“NFSDI”). These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

	Class A	Class B	Class C	Class R	Service Class
Fund	Shares	Shares	Shares	Shares	Shares

Growth	0.25%	1.00%	1.00%	0.50%	N/A

Nationwide	0.25%	1.00%	1.00%	0.50%	N/A

Money Market	N/A	N/A	N/A	N/A	0.15%

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A and Class D shares. These fees are deducted from and are not included in proceeds from sales of Class A and Class D shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A and Class D shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions of Class B and shares made within six years of the purchase. Class C shares have a CDSC fee of 1% imposed on redemptions of Class C shares of the Funds made within one year of purchase. For the year ended October 31, 2008, NFD received commissions of $223,167 from front-end sales charges of Class A and Class D shares and from CDSC fees from Class B and Class C shares of the Funds, of which $192,324 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFSDI, provides various administrative and accounting services for the Funds, and serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.26%

$1 billion to $3 billion	0.19%

$3 billion to $4 billion	0.15%

$4 billion to $5 billion	0.08%

$5 billion to $10 billion	0.05%

$10 billion to $12 billion	0.03%

$12 billion or more	0.02%

2008 Annual Report 57

Notes to Financial Statements (Continued)
October 31, 2008

*	The assets of the Nationwide Investor Destinations Aggressive, Nationwide Investor Destinations Moderately Aggressive, Nationwide Investor Destinations Moderate, Nationwide Investor Destinations Moderately Conservative and Nationwide Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Nationwide Destination 2010, Nationwide Destination 2015, Nationwide Destination 2020, Nationwide Destination 2025, Nationwide Destination 2030, Nationwide Destination 2035, Nationwide Destination 2040, Nationwide Destination 2045, Nationwide Destination 2050, and Nationwide Retirement Income Funds (collectively, the “Target Destination Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Target Destination Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Funds.

NFA and Citi have agreed to designate certain sub-transfer agency agreements NFA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, Citi will credit to NFA an amount equal to the lesser of (i) the actual amount NFA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. Citi will calculate and credit such amounts to NFA’s fees on a monthly basis. All amounts will be credited to each applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, NFS and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D, Class R, Prime Shares, Service Class and Institutional Services Classes of shares of each of the Funds.

For the year ended October 31, 2008, NFS received the following amounts in administrative services fees from each Fund:

Fund	Amount

Growth	$19,579

Nationwide	565,565

Money Market	528,171

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Board of Trustees and the Trust, the Board of Trustees has agreed to reimburse NFA for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended October 31, 2008, the Funds’ portion of such costs amounted to $27,215.

On November 2, 2007, Nationwide Mutual Insurance Company (“NMIC”) purchased several structured investment vehicle notes from the Money Market Fund. These notes were purchased at a price equal to the notes’ amortized cost including accrued interest totaling $81,133,320, of which $4,721,166 was a contribution from NMIC representing the amount in excess of the estimated value of the notes determined in good faith.

On October 9, 2008, Nationwide Asset Management LLC, the subadviser to Money Market, made a contribution of $600,000 to the capital of Money Market in connection with a $600,000 loss realized by Money Market on sale of securities.

58 Annual Report 2008

4. Short-Term Trading Fees

The Funds (except Money Maket) assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 30 calendar days of purchase. The redemption fee, if any, is paid directly to the applicable Fund class and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the year ended October 31, 2008, the Funds had the following contributions to capital due to collection of redemption fees:

	Class	Class	Class	Class	Class	Institutional	Institutional
Fund	A	B	C	D	R	Service Class	Class

Growth	$1,134	$16	$36	$3,216	$—	$—	$—

Nationwide	1,340	99	—	2,627	—	N/A	—

For the year ended October 31, 2007, the Funds had the following contributions to capital due to collection of redemption fees:

	Class	Class	Class	Class	Class	Institutional	Institutional
Fund	A	B	C	D	R	Service Class	Class

Growth	$1,203	$18	$—	$1,097	$—	$—	$—

Nationwide	2,505	185	6	5,433	—	N/A	—

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Funds’ custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, expiring on July 23, 2009, with a commitment fee of 0.07% per year on $100,000,000. There are three (3) other lenders participating in this arrangement. Advances taken by the Funds under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended October 31, 2008.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credits) when the Funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

2008 Annual Report 59

Notes to Financial Statements (Continued)
October 31, 2008

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2008, were as follows:

Fund	Purchases	Sales

Growth	$383,809,266	$404,134,984

Nationwide	3,768,830,951	3,878,445,101

Purchases and sales of U.S. Government securities for the year ended October 31, 2008, were as follows:

Fund	Purchases	Sales

Money Market	$1,586,084,419	$133,886,107

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience however, the Trust expects that risk of loss to be remote.

8. New Accounting Pronouncements

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about each Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on each Fund’s financial statements and related disclosures.

In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivates and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (the “Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating what impact the adoption of the Amendment will have on each Fund’s financial statement disclosure.

60 Annual Report 2008

9. Other

In response to credit market instability, on September 22, 2008 the United States Department of the Treasury (the “Treasury Department”) made available certain funds from its Exchange Stabilization Fund on a temporary basis to assist money market funds in paying their shareholders $1.00 per share upon redemption of fund shares. The Treasury Department’s Temporary Guarantee for Money Market Funds (the “Program”) is limited to assets in money market funds as of the close of business on September 19, 2008 and to shareholders of record as of that date. Participating money market funds are required to make premium payments to participate in the Program. The guarantee would be triggered if a participating money market fund were to be liquidated within thirty days of its net asset value per share falling below $0.995. Upon such a fund’s liquidation, the Program would make up the difference between the liquidation net asset value per share and $1.00. The Program is currently set to expire on December 18, 2008.

On October 3, 2008, the Board approved the participation of Money Market in the Program for the Program’s initial three-month period. Money Market paid a premium of $242,419, equivalent to 0.01% of Money Market’s net asset value as of September 19, 2008 required for Money Market to participate in the Program.

On October 10, 2008 the Securities and Exchange Commission issued a no-action relief letter to the Investment Company Institute to temporarily allow money market funds to value certain securities at amortized cost for shadow pricing purposes (the process of periodically comparing a fund’s amortized cost valuations to valuations derived by reference to available market quotations) under Rule 2a-7 of the 1940 Act. The relief is limited to first tier securities with maturities of 60 days or less that a money market fund reasonably expects to hold to maturity. The relief expires on January 12, 2009. Money Market began applying the guidance on October 22, 2008.

At October 31, 2008, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts

Nationwide	28%	1

Money Market	87%	2

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the NAV of many mutual funds, including these Funds. Such events during this period have included, but are not limited to, the seizure of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation by U.S. banking regulators, the bankruptcy filing of Lehman Brothers and sale of Merrill Lynch to Bank of America, and the government bailout of AIG. These companies represent financial institutions with which certain of the Funds conduct business and/or whose securities are or may be held by the Funds. The potential investment of each Fund’s investments in these issuers, and the financial sector in general, as reflected in each Fund’s schedule of investments, may expose investors to the negative (or positive) performance resulting from these and other events. U.S. Government Agency securities and collateral received by the Funds under various arrangements may include bonds issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

10. Federal Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2008, was as follows: (Total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when paid.)

2008 Annual Report 61

Notes to Financial Statements (Continued)
October 31, 2008

	Distributions paid from
		Net	Total	Tax	Total
	Ordinary	Long-Term	Taxable	Exempt	Distributions
Fund	Income	Capital Gains	Distributions	Distributions	Paid

Growth	$364,076	$—	$364,076	$—	$364,076

Nationwide	151,311,694	62,339,601	213,651,295	—	213,651,295

Money Market	64,036,237	—	64,036,237	—	64,036,237

The tax character of distributions paid during the fiscal year ended October 31, 2007, was as follows: (Total distributons paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from
		Net	Total	Tax	Total
	Ordinary	Long-Term	Taxable	Exempt	Distributions
Fund	Income	Capital Gains	Distributions	Distributions	Paid

Growth	$567,462	$—	$567,462	$—	$567,462

Nationwide	79,928,504	70,707,148	150,635,652	—	150,635,652

Money Market	85,434,477	—	85,434,477	—	85,434,477

As of October 31, 2008, the components of accumulated earnings (deficit) on a tax basis were as follows: (Total distributions paid differ from the Staement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

								Total
	Undistributed	Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
	Tax Exempt	Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Earnings
Fund	Income	Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

Growth	$—	$80,189	$—	$80,189	$—	$(225,955,736)	$(33,755,764)	$(259,631,311)

Nationwide	—	3,511,352	—	3,511,352	—	(214,087,253)	(226,096,918)	(436,672,819)

Money Market	—	3,864,435	—	3,864,435	(3,863,919)	(1,649,242)	—	(1,648,726)

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of October 31, 2008, the tax cost of securities and the breakdown of unrealized appreciation / (depreciation) for each Fund were as follows:

				Net Unrealized
	Tax Cost	Unrealized	Unrealized	Appreciation
Fund	of Securities	Appreciation	Depreciation	(Depreciation)

Growth	$155,655,697	$1,260,422	$(35,016,186)	$(33,755,764)

Nationwide	927,591,523	7,783,247	(233,880,165)	(226,096,918)

Money Market	2,624,020,775	—	—	—

As of October 31, 2008, for Federal income tax purposes, the following Funds have capital loss carry forwards available to offset capital gains, if any, to the extent provided by the treasury regulations.

Fund	Amount	Expires

Growth	$135,374,479	2009

Growth	71,971,609	2010

62 Annual Report 2008

Fund	Amount	Expires

Growth	15,973,738	2016

Nationwide	214,087,253	2016

Money Market	1,238	2008

Money Market	7,994	2010

Money Market	951	2012

Money Market	1,927	2013

Money Market	1,715	2014

Money Market	1,362	2015

Money Market	1,634,055	2016

As of October 31, 2008, the following Funds have additional capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merged Fund:

Fund	Amount	Expires

Growth	1,317,955	2009

Growth	1,317,955	2010

11. Subsequent Event

On December 3, 2008, the Board approved the extension until April 30, 2009 of the participation of Money Market in the Program. On December 4, 2008, Money Market paid a premium of $363,628, equivalent to 0.015% of Money Market’s NAV as of September 19, 2008, which was required for Money Market to participate in Program extension.

Effective December 31, 2008, Class B shares will be offered only (1) to current shareholders of Class B shares that wish to add their existing Class B investments in the same fund; (2) to current shareholders of Class B shares exchanging into Class B shares of another Nationwide Fund; and (3) through reinvestment of dividends or distributions that are paid on Class B shares in additional Class B shares. In addition, reinvestment of proceeds from a redemption of Class B shares (which, as described in the Prospectus, allows shareholders who redeem Class B shares to reinvest the proceeds in Class B shares within 30 days of the redemption and have any CDSC paid on such shares re-deposited in shares equal to the CDSC amount of the CDSC into the shareholder’s account) will be discontinued.

2008 Annual Report 63

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Growth Fund, Nationwide Fund and Nationwide Money Market Fund (three series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2008

64 Annual Report 2008

Supplemental Information
(Unaudited)

1) Other Federal Tax Information

For the year ended October 31, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2008 Form 1099-DIV.

For the year ended October 31, 2008, the following Funds paid qualified dividend income:

Qualified
Dividend
Fund	Income

Growth	$364,076

Nationwide	26,545,725

For the taxable year ended October 31, 2008, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends
Received
Fund	Deduction

Growth	100%

Nationwide	18%

Money Market	—

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount

Growth	$—

Nationwide	62,339,601

Money Market	—

2008 Annual Report 65

Management Information
(Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of
			Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex	Other
Name, Address	and Length of	Principal Occupation(s)	Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]

Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	94	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee Since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting group) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	94	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	94	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST, a global management consulting firm.	94	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee Since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 to June 2000 and President & CEO from June 1992 to October 1999.	94	None

66 Annual Report 2008

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust (Continued)

			Number of
			Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex	Other
Name, Address	and Length of	Principal Occupation(s)	Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 – 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	94	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts; Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	94	None

2008 Annual Report 67

Management Information (Continued)
(Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust (Continued)

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex	Other
Name, Address	and Length of	Principal Occupation(s)	Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee Since 1995 and Chairman Since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology orientated investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	94	None

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
[3]	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFA, the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, are wholly-owned subsidiaries of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

68 Annual Report 2008

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund	Other
	with the Trust		Complex	Directorships
Name, Address	and Length of	Principal Occupation(s)	Overseen	Held by
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Trustee[3]

Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee SinceFebruary 2000[4]	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	94	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

Michael S. Spangler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1966	President and Chief Executive Officer sinceJune 2008[5]
Mr. Spangler is the President and Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC [2] and Nationwide Fund Distributors LLC [2], and is a Senior Vice President of Nationwide Financial Services, Inc.[2] From May 2004 until May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc., and Vice President and Director of Touchstone Investments Business Operations from July 2002 until May 2004.
			N/A	N/A

Stephen T. Grugeon Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Executive Vice President and Chief Operating Officer since June2008[6]
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. [2] Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company and includes Nationwide SA Capital Trust. [2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation, a subsidiary of NWD Investments, from 1999 through 2003.[2]
			N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer Since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]
			N/A	N/A

2008 Annual Report 69

Management Information (Continued)
(Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust (Continued)

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund	Other
	with the Trust		Complex	Directorships
Name, Address	and Length of	Principal Occupation(s)	Overseen	Held by
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Trustee[3]
Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary Since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007). [2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

70 Annual Report 2008

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust (Continued)

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund	Other
	with the Trust		Complex	Directorships
Name, Address	and Length of	Principal Occupation(s)	Overseen	Held by
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Trustee[3]
Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008
Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008). [2] From January 2006 through April 2007, Mr. Butler was Vice President – Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President – Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	This position is held with an affiliated person or principal underwriter of the Trust.
[3]	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mr. Shisler resigned as a Trustee of the Trust effective September 19, 2008.
[5]	Prior to June 30, 2008, Mr. Grugeon served as the Trust’s acting President and Chief Executive Officer. Prior to February 2008, Mr. John H. Grady was the President and Chief Executive Officer.
[6]	From February 2008 through June 2008, Mr. Grugeon also served as acting President and Chief Executive Officer of Nationwide Mutual Funds, Nationwide Variable Insurance Trust and Nationwide Funds Group.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2008 Annual Report 71

1200 River Road, Suite 1000
Conshohocken, PA 19428
nationwidefunds.com

Nationwide, the Nationwide Framemark, Nationwide Funds and On Your Side are federally registered service marks of Nationwide Mutual Insurance Company. Nationwide Funds Group is a service mark of Nationwide Mutual Insurance Company

©2008 Nationwide Funds Group.
All rights reserved.

AR-CORE2 12/08

Nationwide Mutual Funds
Annual Report
October 31, 2008

NorthPointe Small Cap Growth Fund
NorthPointe Small Cap Value Fund

AnnualReport
October 31, 2008

Contents

1	Message to Shareholders
5	NorthPointe Small Cap Growth Fund
19	NorthPointe Small Cap Value Fund
30	Notes to Financial Statements

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on nationwidefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

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Message to Shareholders
October 31, 2008

Dear Shareholder:

Challenging developments in financial markets, as well as in the global economy particularly during the latter months of the annual reporting period, have dominated the news cycles. Commentators have described the decline as “unprecedented in our lifetime.” Unfortunately, I cannot contradict the pundits. Nearly across the board, markets are posting negative performance numbers in the double digits. As for our funds, while some performed well relative to their peer groups, most have lost value.

The causes for the prevailing negative market conditions have been well documented in the press and elsewhere. The failure of high-profile financial institutions and the extraordinary government intervention have left no asset class unaffected. While I can’t give you good news at this time, I can urge you to keep these events in perspective.

It’s important to remember that economic markets never stand still. They’re volatile by nature. Of course, that premise is easier to accept when markets are going up. However, we approach investing from a long-term perspective. Staying focused, adhering to a plan and remaining aware of your options will help you endure various market conditions.

Nationwide® and Nationwide Funds Groupsm continue to work with investors to help them keep a solid grasp on their long-term financial goals. Our approach is deliberate and our commitment is firm. We do not foresee a fast recovery from the ongoing economic and market turbulence. However, we believe that our underlying investment principles are sound.

In closing, we thank you for entrusting your assets to Nationwide Funds Group.

Sincerely,

Michael S. Spangler
President
Nationwide Mutual Funds

This report and the holdings provided are for informational purposes only, and are not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is accurate as of the date of this report and is subject to change at any time. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s internet site nationwidefunds.com.

There is no assurance that a diversified portfolio will produce better results than a nondiversified portfolio.

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper Inc.

Lipper Inc., a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Barclays Capital U.S. Aggregate Bond Index[formerly Lehman Brothers (LB) U.S. Aggregate Index]: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

2008 Annual Report 1

Message to Shareholders (Continued)
October 31, 2008

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s MidCap 400 (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. This can cause the Fund to underperform other funds that use different investing styles.

The NorthPointe Small Cap Growth Fund may purchase securities in initial public offerings, which can be very volatile and carry high transaction costs.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV (NorthPointe Small Cap Growth Fund) and for Institutional Class shares* at NAV (NorthPointe Small Cap Value Fund). Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

*Institutional Class shares are available only to certain investors.

Sales charge and fee information: NorthPointe Small Cap Growth Fund Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

Sales charge and fee information: The NorthPointe Small Cap Value Fund has no sales charge or 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 1-800-848-0920 to request a prospectus, or download a prospectus at nationwidefunds.com. Please read it carefully before investing any money.

The Funds’ adviser or its employees, may have a position in the securities named in this report. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with NorthPointe Capital® LLC.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services, Inc. (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide

2 Annual Report 2008

Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds. NFS is an affiliate of Nationwide Mutual Insurance Company.

2008 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the year ended October 31, 2008.

The economic conditions during the reporting period were driven by events that began to take shape in mid-year 2007 as the bursting of the U.S. housing bubble triggered a number of collateral impacts across the global economy. Specifically, substantial dislocations occurred in global financial markets. The financial imbalances and subprime mortgage default issues that became obvious to everyone in late 2007 mushroomed into a global financial crisis marked by diminishing liquidity and plunging asset values.

Financial services and cyclical stocks were the areas most aggressively pressured during the reporting period as the economy slowed and the residential housing market and the mortgages backing it soured. These problems included: (1) the failures of several prominent U.S. financial institutions; (2) the U.S. government’s takeover of Fannie Mae and Freddie Mac (the government-sponsored enterprises representing a large portion of the U.S. residential mortgage market); (3) the reorganization of Wall Street’s remaining investment banks (The Goldman Sachs Group, Inc. and Morgan Stanley) as bank holding companies; and (4) the need to pass a $700 billion Troubled Asset Relief Program (TARP) bill by the U.S. Congress.

In short, the reporting period was filled with events that have not happened in more than 50 years, and, in many cases, since the Great Depression. Worldwide recession fears, fueled by these financial problems, resulted in sizable double-digit declines in nearly all segments of the investment market as well as increased volatility throughout the reporting period, along with rapid changes in relative performance among economic sectors. This was especially true in commodities; prices both surged and fell sharply during the course of the reporting period.

Large-capitalization U.S. equities, as measured by the large-cap Standard & Poor’s 500® (S&P 500) Index, fell 36% during the reporting period as credit markets deteriorated and market volatility reached record levels. Mid-cap U.S. equities, as measured by the Standard & Poor’s MidCap 400 (S&P 400) Index, lost 37%, and small-cap U.S. equities, as measured by the Russell 2000® Index, declined 34%.

In general, international stocks were even more negatively affected than U.S. equities. International developed market stocks, as measured by the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, lost more than 46% during the reporting period, including a loss of more than 34% during the last three months of the period. Emerging market stocks, as measured by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, lost more than 56% during the reporting period, including a loss of more than 44% during the last three months of the period.

The reporting period was a time of general disappointment for fixed-income investors as well. The broad-based Barclays Capital U.S. Aggregate Bond Index [formerly Lehman Brothers (LB) U.S. Aggregate Bond Index] gained a mere 0.31%. Continuing credit market woes, however, coupled with uncertainty about the extent of government intervention to help ease the liquidity crunch, served to drag down U.S. investment-grade corporate bonds by nearly 14% during the reporting period.

4 Annual Report 2008

NorthPointe Small Cap Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2008, the NorthPointe Small Cap Growth Fund (Class A at NAV) registered -51.71% versus -37.87% for its benchmark, the Russell 2000® Growth Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Small-Cap Growth Funds (consisting of 594 funds as of October 31, 2008) was -42.01% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund benefited by the financials and consumer staples sectors. Individual standouts for the reporting period included health-care sector Fund holdings Adams Respiratory Therapeutics, Inc. and PharMerica Corp., and financials sector Fund holding EZCORP, Inc. Adams Respiratory Therapeutics, a specialty pharmaceutical company focused on the treatment of respiratory disorders, was acquired by another firm during the reporting period. PharMerica is a provider of pharmaceutical services to patients in hospitals and long-term care facilities; the company has continued to gain market share due to increased customer penetration and the opening of new accounts. EZCORP owns and operates pawnshops that serve as sources for consumer credit and retail previously owned merchandise. The company reported better-than-expected financial results during the reporting period and typically benefits from periods of economic weakness. EZCORP’s performance has been driven by its recent acquisitions of several pawnshops.

What areas of investment detracted from Fund performance?

The Fund’s positions in technology and industrials proved to be the biggest detractors from performance. Within technology, the Fund was overweight in the semiconductor & semiconductor equipment industry, which was one of the sector’s worst performers. In industrials, the Fund was overweight in the machinery industry, which was the worst relative performer in the sector.

On a stock-specific level, the most significant detractors from Fund performance were industrial fund holding Horizon Lines, Inc and technology holdings EMCORE Corp. and Silicon Motion Technology Corp. Horizon Lines is experiencing a decrease in demand amid an economic slowdown in Alaska and Hawaii. We have reduced the Fund’s exposure to Horizon, but we believe the company offers compelling long-term growth. EMCORE Corp, which offers products for the broadband, fiber optic, satellite and terrestrial solar power markets, was another laggard during the reporting period. We view these concerns as a near-term headwind, but we like the story over the medium to long term; the Fund continues to hold a position in EMCORE. The Fund’s shares of Silicon Motion Technology Corp., a semiconductor products company for the multimedia consumer electronics market, missed our earnings expectations, and the company lowered its full-year guidance. The company’s weakness is being driven by a slowdown in consumer spending.

What is your outlook for the near term?

Global financial markets are experiencing unprecedented levels of distress. Consequently, the visibility into the near term is extremely limited. The long-term historical track record of equities, however, and especially small-capitalization stocks, bodes well for the future. We believe that the key to success is adhering to a disciplined investment approach focused on earnings, the key driver of price appreciation. Our investment approach is to apply a rigorous investment process that indentifies best-in-class companies with solid fundamentals. This has been a hallmark of our investment style for many years, regardless of prevailing market conditions.

We recognize that we may be early in our estimations; however, as we look at the solid future growth prospects of the Fund’s holdings into 2009, we believe our stock selections are prudent ones. As we look forward, we remain optimistic about the Fund’s prospects as we head into the next year.

Subadviser:
NorthPointe Capital® LLC

Portfolio Manager:
Carl P. Wilk, CFP and Karl Knas, CFA

2008 Annual Report 5

Fund Performance	NorthPointe Small Cap Growth Fund

Average Annual Total Return
(For periods ended October 31, 2008)

				Gross	Net
				Expense	Expense
		1 Yr.	Inception[1]	Ratio*	Ratio*

Class A	w/o SC2	-51.71%	-6.04%	1.55%	1.40%
	w/SC3	-54.50%	-7.39%

Class B	w/o SC2	-52.08%	-6.68%	2.25%	2.10%
	w/SC4	-54.26%	-7.03%

Class C	w/o SC2	-52.08%	-6.68%	2.25%	2.10%
	w/SC5	-52.52%	-6.68%

Class R6		-51.85%	-6.27%	1.95%	1.80%

Institutional Service Class[2]		-51.53%	-5.74%	1.25%	1.10%

Institutional Class[2]		-51.57%	-5.74%	1.25%	1.10%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on September 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the NorthPointe Small Cap Growth Fund, Russell 2000 Growth Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capilizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2008

Shareholder	NorthPointe Small Cap Growth Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2008

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
NorthPointe Small Cap Growth Fund			05/01/08	10/31/08	05/01/08 - 10/31/08[a]	05/01/08 - 10/31/08[a]

Class A Shares	Actual		1,000.00	626.83	5.86	1.43
	Hypothetical	[b]	1,000.00	1,017.93	7.30	1.43

Class B Shares	Actual		1,000.00	624.60	8.91	2.18
	Hypothetical	[b]	1,000.00	1,014.17	11.10	2.18

Class C Shares	Actual		1,000.00	624.60	8.45	2.07
	Hypothetical	[b]	1,000.00	1,014.73	10.54	2.07

Class R Shares	Actual		1,000.00	626.06	6.87	1.68
	Hypothetical	[b]	1,000.00	1,016.69	8.55	1.68

Institutional Service Class Shares	Actual		1,000.00	628.36	4.52	1.10
	Hypothetical	[b]	1,000.00	1,019.58	5.62	1.10

Institutional Class Shares	Actual		1,000.00	627.71	4.51	1.10
	Hypothetical	[b]	1,000.00	1,019.59	5.61	1.10

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Annual Report 7

Portfolio Summary	NorthPointe Small Cap Growth Fund
October 31, 2008

Asset Allocation

Common Stocks	98.3%
Repurchase Agreement	2.1%
Liabilities in excess of other assets	-0.4%

100.0%

Top Industries

Software	7.9%
Health Care Providers & Services	7.6%
Internet Software & Services	6.8%
Textiles, Apparel & Luxury Goods	6.2%
Road & Rail	6.1%
Semiconductors & Semiconductor Equipment	4.4%
Aerospace & Defense	4.4%
Electrical Equipment	4.3%
Specialty Retail	4.1%
Commercial Services & Supplies	3.8%
Other	44.4%

100.0%

Top Holdings*

Jarden Corp.	2.3%
Cubist Pharmaceuticals, Inc.,	2.3%
Triumph Group, Inc.	2.2%
Central European Distribution Corp.	2.2%
Bankrate, Inc.,	2.2%
Chattem, Inc.	2.1%
LMI Aerospace, Inc.,	2.1%
Scientific Games Corp., Class A	2.1%
DG FastChannel, Inc.	2.1%
Iconix Brand Group, Inc.	2.1%
Other	78.3%

100.0%

*	For purpose of listing top holdings, the repurchase agreement is included as part of Other.

8 Annual Report 2008

Statement of Investments
October 31, 2008

NorthPointe Small Cap Growth Fund

Common Stocks 98.3%

	Shares	Value

Aerospace & Defense 4.4%
LMI Aerospace, Inc.*	62,715	$957,658
Triumph Group, Inc.	22,987	1,008,210

		1,965,868

Beverages 2.2%
Central European Distribution Corp.*	34,584	995,673

Biotechnology 2.3%
Cubist Pharmaceuticals, Inc.*	39,910	1,013,315

Commercial Services & Supplies 3.8%
Cenveo, Inc.*	94,600	456,918
Hill International, Inc.*	83,015	521,334
On Assignment, Inc.*	112,083	728,540

		1,706,792

Communications Equipment 3.5%
CommScope, Inc.*	6,267	92,188
DG FastChannel, Inc.*	52,814	935,336
F5 Networks, Inc.*	21,688	538,296

		1,565,820

Consumer Finance 1.3%
World Acceptance Corp.*	30,814	569,443

Distributors 0.7%
LKQ Corp.*	26,727	305,757

Diversified Consumer Services 1.6%
ITT Educational Services, Inc.*	8,169	716,013

Electrical Equipment 4.3%
Energy Conversion Devices, Inc.*	15,141	516,914
JA Solar Holdings Co. Ltd. ADR – CN*	100,690	483,312
Woodward Governor Co.	28,452	913,309

		1,913,535

Electronic Equipment & Instruments 1.6%
TTM Technologies, Inc.*	100,000	716,000

Energy Equipment & Services 1.8%
Superior Energy Services, Inc.*	10,000	213,200
Willbros Group, Inc.*	37,497	580,829

		794,029

Food Products 1.6%
Flowers Foods, Inc.	23,517	697,279

Health Care Equipment & Supplies 2.7%
Inverness Medical Innovations, Inc.*	35,795	685,474
Zoll Medical Corp.*	22,800	549,024

		1,234,498

Health Care Providers & Services 7.6%
Bio-Reference Labs, Inc.*	29,137	716,479
Genoptix, Inc.*	18,087	604,829
IPC The Hospitalist Co., Inc.*	37,221	757,820
PharMerica Corp.*	30,350	623,085
Sun Healthcare Group, Inc.*	63,156	725,031

		3,427,244

Health Care Technology 0.9%
Phase Forward, Inc.*	29,850	425,960

Hotels, Restaurants & Leisure 3.4%
Scientific Games Corp., Class A*	53,062	955,116
Texas Roadhouse, Inc., Class A*	80,415	564,513

		1,519,629

Household Durables 2.3%
Jarden Corp.*	58,466	1,040,695

Insurance 1.9%
National Interstate Corp.	48,796	853,930

Internet Software & Services 6.8%
Bankrate, Inc.*	30,000	987,300
Interwoven, Inc.*	68,875	868,514
j2 Global Communications, Inc.*	33,424	538,795
Web.com Group, Inc.*	133,914	657,517

		3,052,126

Life Sciences Tools & Services 3.1%
Bio-Rad Laboratories, Inc., Class A*	7,834	668,867
Bruker Corp.*	85,086	348,002
Kendle International, Inc.*	21,202	383,120

		1,399,989

Machinery 2.4%
Flow International Corp.*	144,855	556,243
Titan Machinery, Inc.*	42,988	532,192

		1,088,435

Marine 1.3%
Horizon Lines, Inc., Class A	126,096	591,390

Oil, Gas & Consumable Fuels 1.2%
ATP Oil & Gas Corp.*	43,558	524,438

Personal Products 2.1%
Chattem, Inc.*	12,755	965,171

2008 Annual Report 9

Statement of Investments (Continued)
October 31, 2008

NorthPointe Small Cap Growth Fund (Continued)

Common Stocks (continued)
	Shares	Value

Pharmaceuticals 3.3%
Medicines Co. (The)*	38,926	$678,480
ViroPharma, Inc.*	65,416	820,317

		1,498,797

Real Estate Investment Trusts 1.5%
Anworth Mortgage Asset Corp.	113,511	665,174

Road & Rail 6.1%
Celadon Group, Inc.*	50,850	543,587
Genesee & Wyoming, Inc., Class A*	18,947	631,882
Heartland Express, Inc.	44,504	682,691
Old Dominion Freight Line, Inc.*	28,518	865,236

		2,723,396

Semiconductors & Semiconductor Equipment 4.4%
Diodes, Inc.*	16,202	160,076
EMCORE Corp.*	167,803	597,379
Monolithic Power Systems, Inc.*	36,710	623,703
ON Semiconductor Corp.*	115,542	590,419

		1,971,577

Software 7.9%
Double-Take Software, Inc.*	53,765	397,861
JDA Software Group, Inc.*	63,016	899,868
MICROS Systems, Inc.*	17,923	305,229
Radiant Systems, Inc.*	131,616	693,616
Smith Micro Software, Inc.*	124,056	775,350
Vasco Data Security International, Inc.*	44,112	499,789

		3,571,713

Specialty Retail 4.1%
Guess?, Inc.	15,717	342,159
Gymboree Corp.*	25,000	646,500
Wet Seal, Inc. (The), Class A*	290,000	852,600

		1,841,259

	Shares or Principal Amount	Value

Textiles, Apparel & Luxury Goods 6.2%
Deckers Outdoor Corp.*	9,660	819,748
G-III Apparel Group Ltd.*	42,366	585,074
Iconix Brand Group, Inc.*	85,000	925,650
Volcom, Inc.*	36,871	476,742

		2,807,214

Total Common Stocks		44,162,159

Repurchase Agreement 2.1%

CS First Boston, 0.08%, dated 10/31/08, due 11/03/08, repurchase price $936,493, collateralized U.S. Government Agency Mortgages ranging 0.00% — 5.50%, maturing 11/03/08 — 11/01/35; total market value of $955,217	$936,487	936,487

Total Investments (Cost $63,372,375) (a) — 100.4%		45,098,646
Liabilities in excess of other assets — (0.4)%		(159,845)

NET ASSETS — 100.0%		$44,938,801

*	Denotes a non-income producing security.

(a)	See notes to statements of investments for tax unrealized appreciation / (depreciation) of securities.

ADR	American Depositary Receipt

CN	China

The accompanying notes are an integral part of these financial statements.

10 Annual Report 2008

Statement of Assets and Liabilities
October 31, 2008

NorthPointe
Small Cap Growth
Fund

Assets:
Investments, at value (cost $62,435,888)	$44,162,159
Repurchase agreements, at value and cost	936,487

Total Investments	45,098,646

Interest and dividends receivable	30,138
Receivable for capital shares issued	33,978
Receivable for investments sold	1,556,187
Prepaid expenses and other assets	44,463

Total Assets	46,763,412

Liabilities:
Payable for investments purchased	605,453
Payable for capital shares redeemed	1,144,823
Accrued expenses and other payables:
Investment advisory fees	42,673
Fund administration fees	5,391
Distribution fees	1,211
Trustee fees	149
Compliance program costs (Note 3)	369
Custodian fees	689
Other	23,853

Total Liabilities	1,824,611

Net Assets	$44,938,801

Represented by:
Capital	$98,175,051
Accumulated net realized losses from investment transactions	(34,962,521)
Net unrealized appreciation/(depreciation) from investments	(18,273,729)

Net Assets	$44,938,801

Net Assets:
Class A Shares	$913
Class B Shares	755
Class C Shares	754
Class R Shares	2,736,520
Institutional Service Class Shares	785
Institutional Class Shares	42,199,074

Total	$44,938,801

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	153
Class B Shares	130
Class C Shares	130
Class R Shares	462,887
Institutional Service Class Shares	129
Institutional Class Shares	6,949,405

Total	7,412,834

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 11

Statement of Assets and Liabilities (Continued)

	NorthPointe
	Small Cap Growth
	Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$5.98	(a)
Class B Shares (b)	$5.79	(a)
Class C Shares (c)	$5.79	(a)
Class R Shares	$5.91
Institutional Service Class Shares	$6.07	(a)
Institutional Class Shares	$6.07
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$6.34

Maximum Sales Charge:
Class A Shares	5.75%

(a)	The NAV reported above represents the traded NAV at October 31, 2008.

(b)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2008

Statement of Operations
For the Year Ended October 31, 2008

NorthPointe
Small Cap
Growth Fund

INVESTMENT INCOME:
Interest income	$76,221
Dividend income	201,560

Total Income	277,781

EXPENSES:
Investment advisory fees	876,576
Fund administration fees	90,575
Distribution fees Class A	4
Distribution fees Class B	11
Distribution fees Class C	17
Distribution fees Class R	21,280
Administrative servicing fees Class A	2
Administrative servicing fees Class R	1,538
Registration and filing fees	5,589
Professional fees	14,263
Printing fees	44,629
Trustee fees	4,971
Custodian fees	11,148
Other	16,846

Total expenses before reimbursed/waived expenses	1,087,449

Earnings credit (Note 5)	(3,511)
Expenses reimbursed by Advisor	(49,007)

Net Expenses	1,034,931

NET INVESTMENT LOSS	(757,150)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(34,804,474)
Net change in unrealized appreciation/(depreciation) from investments	(28,137,430)

Net realized/unrealized losses from investments	(62,941,904)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(63,699,054)

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 13

Statements of Changes in Net Assets

	NorthPointe Small Cap Growth Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

Operations:
Net investment loss	$(757,150)	$(415,364)
Net realized gains (losses) from investment transactions	(34,804,474)	10,471,639
Net change in unrealized appreciation/(depreciation) from investments	(28,137,430)	2,965,944

Change in net assets resulting from operations	(63,699,054)	13,022,219

Distributions to Shareholders From:
Net realized gains:
Class A	(153)	(1,561)
Class B	(130)	(116)
Class C	(130)	(116)
Class R	(454,223)	(116)
Institutional Service Class	(130)	(116)
Institutional Class	(9,598,583)	(5,337,471)

Change in net assets from shareholder distributions	(10,053,349)	(5,339,496)

Change in net assets from capital transactions	(6,430,569)	53,031,272

Change in net assets	(80,182,972)	60,713,995

Net Assets:
Beginning of period	125,121,773	64,407,778

End of period	$44,938,801	$125,121,773

Accumulated undistributed net investment income at end of period	$—	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$–	$6
Dividends reinvested	153	1,561
Cost of shares redeemed (a)	–	(18,208)

Total Class A	153	(16,641)

Class B Shares
Proceeds from shares issued	–	–
Dividends reinvested	130	116
Cost of shares redeemed	–	–

Total Class B	130	116

Class C Shares
Proceeds from shares issued	–	–
Dividends reinvested	130	116
Cost of shares redeemed	–	–

Total Class C	130	116

Class R Shares
Proceeds from shares issued	1,323,771	5,909,787
Dividends reinvested	454,223	116
Cost of shares redeemed (a)	(1,359,238)	(561,866)

Total Class R	418,756	5,348,037

(a)	Includes redemption fees — see Note 4 to Financial Statements.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2008

	NorthPointe Small Cap Growth Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$–	$–
Dividends reinvested	130	116
Cost of shares redeemed	–	–

Total Institutional Service Class	130	116

Institutional Class Shares
Proceeds from shares issued	31,507,106	46,133,128
Dividends reinvested	9,041,759	5,249,876
Cost of shares redeemed (a)	(47,398,733)	(3,683,476)

Total Institutional Class	(6,849,868)	47,699,528

Change in net assets from capital transactions:	$(6,430,569)	$53,031,272

SHARE TRANSACTIONS:
Class A Shares
Issued	–	–
Reinvested	14	127
Redeemed	–	(1,451)

Total Class A Shares	14	(1,324)

Class B Shares
Issued	–	–
Reinvested	11	10
Redeemed	–	–

Total Class B Shares	11	10

Class C Shares
Issued	–	–
Reinvested	11	10
Redeemed	–	–

Total Class C Shares	11	10

Class R Shares
Issued	139,567	465,541
Reinvested	39,740	10
Redeemed	(139,221)	(42,859)

Total Class R Shares	40,086	422,692

Institutional Service Class Shares
Issued	–	–
Reinvested	11	9
Redeemed	–	–

Total Institutional Service Class Shares	11	9

(a)	Includes redemption fees — see Note 4 to Financial Statements.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 15

Statements of Changes in Net Assets (Continued)

	NorthPointe Small Cap Growth Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	3,034,533	3,632,263
Reinvested	774,123	423,377
Redeemed	(5,570,554)	(275,778)

Total Institutional Class Shares	(1,761,898)	3,779,862

Total change in shares:	(1,721,765)	4,201,259

The accompanying notes are an integral part of these financial statements.

16 Annual Report 2008

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NorthPointe Small Cap Growth Fund

	Operations				Distributions				Ratios / Supplemental Data

			Net Realized								Ratio of Net	Ratio of
	Net Asset		and								Investment	Expenses
	Value,	Net	Unrealized							Ratio of	Income	(Prior to
	Beginning	Investment	Gains	Total	Net		Net Asset		Net Assets	Expenses	(Loss) to	Reimbursements)
	of	Income	(Losses) from	from	Realized	Total	Value, End	Total	at End	to Average	Average	to Average	Portfolio
	Period	(Loss)	Investments	Operations	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2008 (f)	$13.56	(0.10)	(6.38)	(6.48)	(1.10)	(1.10)	$5.98	(51.71%)	$913	1.47%	(1.05%)	1.59%	163.80%
Year Ended October 31, 2007 (f)	$12.96	(0.11)	1.78	1.67	(1.07)	(1.07)	$13.56	13.71%	$1,889	1.38%	(0.85%)	1.42%	85.86%
Year Ended October 31, 2006	$11.67	(0.09)	2.39	2.30	(1.01)	(1.01)	$12.96	20.98%	$18,969	1.40%	(0.97%)	1.45%	98.72%
Year Ended October 31, 2005	$10.47	(0.13)	1.33	1.20	–	–	$11.67	11.46%	$1,167	1.58%	(1.11%)	1.69%	144.08%
Period Ended October 31, 2004 (g)	$10.00	(0.01)	0.48	0.47	–	–	$10.47	4.70%	$1,047	1.50%	(1.17%)	9.82%	0.48%

Class B Shares
Year Ended October 31, 2008 (f)	$13.26	(0.17)	(6.20)	(6.37)	(1.10)	(1.10)	$5.79	(52.08%)	$755	2.02%	(1.76%)	2.03%	163.80%
Year Ended October 31, 2007 (f)	$12.77	(0.17)	1.73	1.56	(1.07)	(1.07)	$13.26	13.00%	$1,573	2.00%	(1.36%)	2.10%	85.86%
Year Ended October 31, 2006	$11.58	(0.21)	2.41	2.20	(1.01)	(1.01)	$12.77	20.22%	$1,392	2.10%	(1.73%)	2.22%	98.72%
Year Ended October 31, 2005	$10.46	(0.20)	1.32	1.12	–	–	$11.58	10.71%	$1,158	2.02%	(1.79%)	2.10%	144.08%
Period Ended October 31, 2004 (g)	$10.00	(0.01)	0.47	0.46	–	–	$10.46	4.60%	$1,046	2.07%	(1.78%)	9.13%	0.48%

Class C Shares
Year Ended October 31, 2008 (f)	$13.26	(0.17)	(6.20)	(6.37)	(1.10)	(1.10)	$5.79	(52.08%)	$754	2.07%	(1.81%)	2.52%	163.80%
Year Ended October 31, 2007 (f)	$12.77	(0.17)	1.73	1.56	(1.07)	(1.07)	$13.26	13.00%	$1,573	2.00%	(1.36%)	2.10%	85.86%
Year Ended October 31, 2006	$11.58	(0.21)	2.41	2.20	(1.01)	(1.01)	$12.77	20.22%	$1,392	2.10%	(1.73%)	2.14%	98.72%
Year Ended October 31, 2005	$10.46	(0.20)	1.32	1.12	–	–	$11.58	10.71%	$1,158	2.02%	(1.79%)	2.11%	144.08%
Period Ended October 31, 2004 (g)	$10.00	(0.01)	0.47	0.46	–	–	$10.46	4.60%	$1,046	2.07%	(1.78%)	9.13%	0.48%

Class R Shares
Year Ended October 31, 2008 (f)	$13.45	(0.13)	(6.31)	(6.44)	(1.10)	(1.10)	$5.91	(51.85%)	$2,736,520	1.64%	(1.33%)	1.68%	163.80%
Year Ended October 31, 2007 (f)	$12.91	(0.11)	1.72	1.61	(1.07)	(1.07)	$13.45	13.28%	$5,685,988	1.56%	(0.87%)	1.69%	85.86%
Year Ended October 31, 2006	$11.63	(0.14)	2.43	2.29	(1.01)	(1.01)	$12.91	20.96%	$1,407	1.23%	(1.10%)	1.23%	98.72%
Year Ended October 31, 2005	$10.46	(0.16)	1.33	1.17	–	–	$11.63	11.19%	$1,163	1.55%	(1.41%)	1.56%	144.08%
Period Ended October 31, 2004 (g)	$10.00	(0.01)	0.47	0.46	–	–	$10.46	4.60%	$1,046	1.73%	(1.17%)	8.65%	0.48%

Institutional Service Class Shares
Year Ended October 31, 2008 (f)	$13.70	(0.08)	(6.45)	(6.53)	(1.10)	(1.10)	$6.07	(51.53%)	$785	1.10%	(0.84%)	1.17%	163.80%
Year Ended October 31, 2007 (f)	$13.04	(0.05)	1.78	1.73	(1.07)	(1.07)	$13.70	14.11%	$1,621	1.02%	(0.38%)	1.11%	85.86%
Year Ended October 31, 2006	$11.70	(0.10)	2.45	2.35	(1.01)	(1.01)	$13.04	21.38%	$1,420	1.35%	(0.77%)	1.35%	98.72%
Year Ended October 31, 2005	$10.47	(0.10)	1.33	1.23	–	–	$11.70	11.75%	$1,170	1.19%	(0.87%)	1.40%	144.08%
Period Ended October 31, 2004 (g)	$10.00	(0.01)	0.48	0.47	–	–	$10.47	4.70%	$1,047	1.04%	(0.74%)	8.22%	0.48%
(a) Excludes sales charge.
(b) Not annualized for periods less than one year.
(c) Annualized for periods less than one year.
(d) During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f) Per share calculations were performed using average shares method.
(g) For the period from September 29, 2004 (commencement of operations) through October 31, 2004.
- Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 17

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NorthPointe Small Cap Growth Fund (Continued)

	Operations				Distributions				Ratios / Supplemental Data

			Net Realized								Ratio of Net	Ratio of
	Net Asset		and								Investment	Expenses
	Value,	Net	Unrealized							Ratio of	Income	(Prior to
	Beginning	Investment	Gains	Total	Net		Net Asset		Net Assets	Expenses	(Loss) to	Reimbursements)
	of	Income	(Losses) from	from	Realized	Total	Value, End	Total	at End	to Average	Average	to Average	Portfolio
	Period	(Loss)	Investments	Operations	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Institutional Class Shares
Year Ended October 31, 2008 (f)	$13.71	(0.08)	(6.46)	(6.54)	(1.10)	(1.10)	$6.07	(51.57%)	$42,199,074	1.10%	(0.80%)	1.15%	163.80%
Year Ended October 31, 2007 (f)	$13.06	(0.06)	1.78	1.72	(1.07)	(1.07)	$13.71	14.01%	$119,429,129	1.08%	(0.42%)	1.16%	85.86%
Year Ended October 31, 2006	$11.71	(0.07)	2.43	2.36	(1.01)	(1.01)	$13.06	21.45%	$64,383,198	1.10%	(0.69%)	1.16%	98.72%
Year Ended October 31, 2005	$10.47	(0.12)	1.36	1.24	–	–	$11.71	11.84%	$41,073,533	1.10%	(0.81%)	1.19%	144.08%
Period Ended October 31, 2004 (g)	$10.00	(0.01)	0.48	0.47	–	–	$10.47	4.70%	$49,792,831	1.07%	(1.02%)	2.18%	0.48%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from September 29, 2004 (commencement of operations) through October 31, 2004.
-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

18 Annual Report 2008

NorthPointe Small Cap Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2008, the NorthPointe Small Cap Value Fund (Institutional Class at NAV) registered -37.74% versus -34.16% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Small-Cap Core Funds (consisting of 779 funds as of October 31, 2008) was -36.97% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, strong stock selection in the telecommunications services and consumer staples sectors enhanced Fund performance. In addition, the Fund’s overweight position in the outperforming financials sector contributed to performance. Investments in wireless telecommunication companies NII Holdings, Inc. and NTELOS Holdings Corp. performed well for the Fund; both companies continued to report impressive operating performance. Within the Fund’s consumer staples sector holdings, the stock of Spartan Stores, Inc., a grocery retailer, performed well; the company continued to report earnings in excess of analyst expectations. In addition, the company’s stock performed well as investors sought out those firms whose sales should remain consistent regardless of the economic backdrop.

What areas of investment detracted from Fund performance?

Stock selection in the health-care and financials sectors detracted from Fund performance. Within health care, the stock of Hythiam, Inc., a services provider focused on treating patients who are fighting addiction to drugs and alcohol, underperformed. Hythiam is controversial among investors, particularly the short-selling community, as debate continues over the effectiveness of the company’s treatment program. Financials stock The Student Loan Corp. also underperformed. Concerns about funding availability and flawed comparisons, in our opinion, to Fannie Mae and Freddie Mac (institutions that essentially were taken over by the U.S. government) caused the company’s stock to fall dramatically in the final month of the reporting period.

What is your outlook for the near term?

The financial market events and the economic conditions that prevailed during the end of the reporting period have served to heighten investors’ focus on the state of the macroeconomic environment and the soundness of the underlying financial system, not only in the United States but also across the globe. Investors are seeking better clarity on these topics, and market volatility is unlikely to subside until greater levels of clarity are achieved. We do believe, however, that investors have discounted a sufficient amount of bad news and, as the stock market tends to be forward looking, we expect recovery to occur before the headlines start to improve.

Subadviser:
NorthPointe Capital® LLC

Portfolio Managers:
Mary C. Champagne, CFA and Jeffrey C. Petherick, CFA

2008 Annual Report 19

Fund Performance	NorthPointe Small Cap Value Fund

Average Annual Total Return
(For periods ended October 31, 2008)

				Expense
	1 Yr.	5 Yr.	Inception[1]	Ratio*

Institutional Class	-37.74%	0.35%	4.84%	0.97%

There are no sales charges on the shares of the NorthPointe Small Cap Value Fund.

*	As of October 31, 2007. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on June 29, 2000.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Institutional Class of the NorthPointe Small Cap Value Fund, Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capilizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

20 Annual Report 2008

Shareholder	NorthPointe Small Cap Value Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2008

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
NorthPointe Small Cap Value Fund			05/01/08	10/31/08	05/01/08 - 10/31/08[a]	05/01/08 - 10/31/08[a]

Institutional Class Shares	Actual		1,000.00	744.37	4.29	0.98
	Hypothetical	[b]	1,000.00	1,020.22	4.97	0.98

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Annual Report 21

Portfolio Summary	NorthPointe Small Cap Value Fund
October 31, 2008

Asset Allocation

Common Stocks	97.4%
Repurchase Agreement	2.9%
Liabilities in excess of other assets	-0.3%

100.0%

Top Industries

Insurance	6.2%
Commercial Banks	5.9%
Chemicals	5.6%
Thrifts & Mortgage Finance	4.9%
Communications Equipment	4.4%
Biotechnology	4.4%
Software	4.0%
Real Estate Investment Trusts	4.0%
Oil, Gas & Consumable Fuels	3.7%
Machinery	3.4%
Other	53.5%

100.0%

Top Holdings*

United Financial Bancorp, Inc.	1.8%
Omrix Biopharmaceuticals, Inc.	1.7%
Berkshire Hills Bancorp, Inc.	1.6%
People’s United Financial, Inc.	1.6%
Tower Group, Inc.	1.5%
Meadowbrook Insurance Group, Inc.	1.5%
Hanover Insurance Group, Inc. (The)	1.5%
Amerisafe, Inc.	1.5%
Hercules Technology Growth Capital, Inc.	1.5%
BioMarin Pharmaceutical, Inc.	1.5%
Other	84.3%

100.0%

*	For purpose of listing top holdings, the repurchase agreement is included as part of Other.

22 Annual Report 2008

Statement of Investments
October 31, 2008

NorthPointe Small Cap Value Fund

Common Stocks 97.4%

	Shares	Value

Aerospace & Defense 0.2%
Teledyne Technologies, Inc.*	569	$25,929

Airlines 2.3%
Continental Airlines, Inc., Class B*	7,900	149,468
UAL Corp.	8,100	117,936

		267,404

Auto Components 0.5%
Exide Technologies*	11,600	55,100

Biotechnology 4.4%
BioMarin Pharmaceutical, Inc.*	9,800	179,536
Omrix Biopharmaceuticals, Inc.*	11,900	206,227
OSI Pharmaceuticals, Inc.*	3,600	136,620

		522,383

Capital Markets 2.9%
Hercules Technology Growth Capital, Inc.	20,700	179,676
Knight Capital Group, Inc., Class A*	11,100	160,506

		340,182

Chemicals 5.6%
A. Schulman, Inc.	3,800	68,058
Airgas, Inc.	2,400	92,064
Landec Corp.*	14,200	132,770
O.M. Group, Inc.*	6,000	128,040
Olin Corp.	5,800	105,328
Solutia, Inc.*	13,500	130,140

		656,400

Commercial Banks 5.9%
Bank of the Ozarks, Inc.	5,352	162,701
Glacier Bancorp, Inc.	7,400	149,258
Green Bankshares, Inc.	8,904	175,854
MB Financial, Inc.	1,352	40,168
Sterling Financial Corp.	19,300	163,857

		691,838

Commercial Services & Supplies 2.6%
ABM Industries, Inc.	3,500	57,155
Administaff, Inc.	6,900	137,931
United Stationers, Inc.*	3,100	115,909

		310,995

Communications Equipment 4.4%
Comtech Telecommunications Corp.*	3,100	150,102
F5 Networks, Inc.*	2,800	69,496
Harmonic, Inc.*	17,500	124,425
Hughes Communications, Inc.*	5,091	82,729
Opnext, Inc.*	24,400	97,600

		524,352

Computers & Peripherals 2.1%
Intermec, Inc.*	5,700	73,929
NCR Corp.*	5,100	93,228
Super Micro Computer, Inc.*	11,964	75,134

		242,291

Construction & Engineering 0.8%
MasTec, Inc.*	10,800	94,176

Consumer Finance 1.6%
SLM Corp.*	11,100	118,437
Student Loan Corp. (The)	2,038	74,387

		192,824

Containers & Packaging 1.4%
Crown Holdings, Inc.*	5,400	108,972
Pactiv Corp.*	2,200	51,832

		160,804

Diversified Consumer Services 0.9%
Stewart Enterprises, Inc., Class A	19,500	100,815

Diversified Financial Services 1.4%
Portfolio Recovery Associates, Inc.*	4,600	165,048

Diversified Telecommunication Services 1.2%
NTELOS Holdings Corp.	5,467	142,142

Electric Utility 1.1%
Allete, Inc.	3,700	129,500

Electrical Equipment 1.7%
Baldor Electric Co.	2,800	49,168
GrafTech International Ltd.*	10,800	87,588
Polypore International, Inc.*	7,260	61,928

		198,684

Energy Equipment & Services 1.6%
Basic Energy Services, Inc.*	5,550	75,924
Key Energy Services, Inc.*	18,700	115,940

		191,864

Food & Staples Retailing 2.8%
BJ’s Wholesale Club, Inc.*	2,600	91,520
Casey’s General Stores, Inc.	2,200	66,440
Nash Finch Co.	1,500	59,145
Spartan Stores, Inc.	4,270	115,247

		332,352

2008 Annual Report 23

Statement of Investments (Continued)
October 31, 2008

NorthPointe Small Cap Value Fund (Continued)

Common Stocks (continued)
	Shares	Value

Food Products 1.5%
Ralcorp Holdings, Inc.*	1,500	$101,520
Sanderson Farms, Inc.	1,400	43,708
Smithfield Foods, Inc.*	3,400	35,768

		180,996

Health Care Equipment & Supplies 2.2%
Invacare Corp.	4,400	80,036
Natus Medical, Inc.*	5,400	82,620
Teleflex, Inc.	1,800	95,382

		258,038

Health Care Providers & Services 1.2%
Animal Health International, Inc.*	15,390	99,266
Hythiam, Inc.*	69,200	44,288

		143,554

Hotels, Restaurants & Leisure 1.5%
California Pizza Kitchen, Inc.*	10,700	104,539
Darden Restaurants, Inc.	3,400	75,378

		179,917

Household Durables 1.8%
Jarden Corp.*	6,300	112,140
Toll Brothers, Inc.*	4,200	97,104

		209,244

Information Technology Services 1.3%
CACI International, Inc., Class A*	3,700	152,366

Insurance 6.2%
Amerisafe, Inc.*	10,460	180,330
Hanover Insurance Group, Inc. (The)	4,600	180,550
Meadowbrook Insurance Group, Inc.	34,560	182,131
Tower Group, Inc.	8,684	182,625

		725,636

Internet Software & Services 0.8%
Interwoven, Inc.*	7,400	93,314

Machinery 3.4%
ESCO Technologies, Inc.*	2,900	100,050
Oshkosh Corp.	14,700	112,602
Robbins & Myers, Inc.	3,800	77,520
Valmont Industries, Inc.	2,000	109,560

		399,732

Media 1.0%
Lions Gate Entertainment Corp.*	16,300	114,100

Multiline Retail 0.7%
Dollar Tree, Inc.*	2,300	87,446

Natural Gas Utility 0.8%
Energen Corp.	2,700	90,639

Oil, Gas & Consumable Fuels 3.7%
Arch Coal, Inc.	6,000	128,460
Holly Corp.	7,100	139,373
Kodiak Oil & Gas Corp.*	66,202	49,651
Rex Energy Corp.*	18,400	124,752

		442,236

Pharmaceuticals 1.2%
Questcor Pharmaceuticals, Inc.*	18,800	145,512

Real Estate Investment Trusts 4.0%
BioMed Realty Trust, Inc.	4,500	63,225
Cogdell Spencer, Inc.	12,040	144,480
Entertainment Properties Trust	3,300	123,585
NorthStar Realty Finance Corp.	23,811	136,913

		468,203

Real Estate Management & Development 1.1%
Meruelo Maddux Properties, Inc.*	134,958	132,259

Road & Rail 2.0%
Celadon Group, Inc.*	12,200	130,418
Knight Transportation, Inc.	7,000	111,300

		241,718

Semiconductors & Semiconductor Equipment 1.9%
Cirrus Logic, Inc.*	30,435	174,697
Teradyne, Inc.*	9,800	49,980

		224,677

Software 4.0%
Aspen Technology, Inc.*	14,000	109,620
EPIQ Systems, Inc.*	7,500	101,925
NetScout Systems, Inc.*	11,000	105,820
Novell, Inc.*	33,900	157,974

		475,339

Specialty Retail 2.5%
Brown Shoe Co., Inc.	7,900	83,266
JOS. A. Bank Clothiers, Inc.*	3,700	94,239
Sally Beauty Holdings, Inc.*	18,200	92,456
Tween Brands, Inc.*	2,800	23,856

		293,817

24 Annual Report 2008

Common Stocks (continued)
	Shares	Value

Textiles, Apparel & Luxury Goods 2.5%
Carter’s, Inc.*	7,600	$161,424
Hanesbrands, Inc.*	7,700	134,519

		295,943

Thrifts & Mortgage Finance 4.9%
Berkshire Hills Bancorp, Inc.	7,200	187,416
People’s United Financial, Inc.	10,500	183,750
United Financial Bancorp, Inc.	14,819	207,466

		578,632

Water Utility 0.8%
California Water Service Group	2,400	90,144

Wireless Telecommunication Services 1.0%
NII Holdings, Inc.*	4,800	123,648

Total Common Stocks		11,492,193

Repurchase Agreement 2.9%

	Principal Amount	Value

CS First Boston, 0.08%, dated 10/31/08, due 11/03/08, repurchase price $342,530, collateralized U.S. Government Agency Mortgages ranging 0.00% — 5.50%, maturing 11/03/08 — 11/01/35; total market value of $349,379	$342,528	342,528

Total Investments (Cost $14,912,263) (a) — 100.3%		11,834,721
Liabilities in excess of other assets — (0.3)%		(40,982)

NET ASSETS — 100.0%		$11,793,739

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation / (depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 25

Statement of Assets and Liabilities
October 31, 2008

NorthPointe
Small Cap Value
Fund

Assets:
Investments, at value (cost $14,569,735)	$11,492,193
Repurchase agreements, at value and cost	342,528

Total Investments	11,834,721

Interest and dividends receivable	13,367
Receivable for investments sold	277,419
Receivable from adviser	1,089
Prepaid expenses and other assets	12,733

Total Assets	12,139,329

Liabilities:
Payable for investments purchased	343,311
Accrued expenses and other payables:
Fund administration fees	1,211
Trustee fees	47
Compliance program costs (Note 3)	103
Custodian fees	215
Other	703

Total Liabilities	345,590

Net Assets	$11,793,739

Represented by:
Capital	$20,766,552
Accumulated undistributed net investment income	67,471
Accumulated net realized losses from investment transactions	(5,962,742)
Net unrealized appreciation/(depreciation) from investments	(3,077,542)

Net Assets	$11,793,739

Institutional Class Shares	11,793,739

Total	$11,793,739

Shares Outstanding (unlimited number of shares authorized):
Institutional Class Shares	2,099,936

Total	2,099,936

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Institutional Class Shares	$5.62

The accompanying notes are an integral part of these financial statements.

26 Annual Report 2008

Statement of Operations
For the Year Ended October 31, 2008

NorthPointe
Small Cap Value
Fund

INVESTMENT INCOME:
Interest income	$22,791
Dividend income	252,885

Total Income	275,676

EXPENSES:
Investment advisory fees	153,013
Fund administration fees	17,279
Registration and filing fees	9,242
Professional fees	2,510
Printing fees	1,801
Trustee fees	951
Custodian fees	1,792
Other	6,670

Total expenses before reimbursed expenses	193,258

Earnings credit (Note 5)	(265)
Expenses reimbursed by Advisor	(13,472)

Net Expenses	179,521

NET INVESTMENT INCOME	96,155

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(5,836,921)
Net change in unrealized appreciation/(depreciation) from investments	(3,176,776)

Net realized/unrealized losses from investments	(9,013,697)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,917,542)

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 27

Statements of Changes in Net Assets

	NorthPointe Small Cap Value Fund

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

Operations:
Net investment income	$96,155	$83,289
Net realized gains/(losses) from investment transactions	(5,836,921)	4,179,328
Net change in unrealized appreciation/(depreciation) from investments	(3,176,776)	(2,177,824)

Change in net assets resulting from operations	(8,917,542)	2,084,793

Distributions to Shareholders From:
Net investment income:
Institutional Class	(37,775)	(148,355)
Net realized gains:
Institutional Class	(4,130,682)	(3,969,820)

Change in net assets from shareholder distributions	(4,168,457)	(4,118,175)

Change in net assets from capital transactions	(6,306,206)	952,305

Change in net assets	(19,392,205)	(1,081,077)

Net Assets:
Beginning of period	31,185,944	32,267,021

End of period	$11,793,739	$31,185,944

Accumulated undistributed net investment income at end of period	$67,471	$–

CAPITAL TRANSACTIONS:
Institutional Class Shares
Proceeds from shares issued	$1,552,602	$2,425,501
Dividends reinvested	3,771,024	3,565,432
Cost of shares redeemed (a)	(11,629,832)	(5,038,628)

Total Institutional Class	(6,306,206)	952,305

Change in net assets from capital transactions:	$(6,306,206)	$952,305

SHARE TRANSACTIONS:
Institutional Class Shares
Issued	214,215	223,822
Reinvested	453,251	327,841
Redeemed	(1,410,121)	(463,160)

Total Institutional Class Shares	(742,655)	88,503

Total change in shares:	(742,655)	88,503

(a)	Includes redemption fees — see Note 4 to Financial Statements.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

28 Annual Report 2008

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NorthPointe Small Cap Value Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
	Net Asset		and									Ratio of Net	Expenses
	Value,		Unrealized								Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	of Period	Net Assets	Net Assets	Net Assets (b)	Turnover

Institutional Class Shares
Year Ended October 31, 2008 (c)	$10.97	0.04	(3.61)	(3.57)	(0.01)	(1.77)	(1.78)	$5.62	(37.74%)	$11,793,739	1.00%	0.54%	1.08%	211.83%
Year Ended October 31, 2007 (c)	$11.72	0.03	0.71	0.74	(0.05)	(1.44)	(1.49)	$10.97	6.48%	$31,185,944	0.97%	0.25%	0.98%	182.64%
Year Ended October 31, 2006	$12.51	0.05	1.86	1.91	(0.05)	(2.65)	(2.70)	$11.72	18.07%	$32,267,021	1.00%	0.43%	1.07%	154.88%
Year Ended October 31, 2005	$14.43	0.08	1.99	2.07	(0.08)	(3.91)	(3.99)	$12.51	15.39%	$25,068,870	1.00%	0.61%	1.03%	164.93%
Year Ended October 31, 2004	$13.53	0.03	1.64	1.67	(0.03)	(0.74)	(0.77)	$14.43	12.65%	$32,156,353	0.99%	0.19%	1.00%	135.45%

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 29

Notes to Financial Statements
October 31, 2008

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated as of October 30, 1997, as subsequently amended, was redomesticated as a Delaware statutory trust on February 28, 2005. The redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2008, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates thirty-six (36) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the two (2) funds listed below (each, a “Fund”; collectively, the “Funds”):

-	NorthPointe Small Cap Growth Fund (“Small Cap Growth”)
-	NorthPointe Small Cap Value Fund (“Small Cap Value”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the

30 Annual Report 2008

following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

(c)	Forward Foreign Currency Contracts

Certain Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The Funds did not have any forward foreign currency contracts during the fiscal year ending October 31, 2008.

2008 Annual Report 31

Notes to Financial Statements (Continued)
October 31, 2008

(d)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of that Fund’s NAV after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, each of the Funds is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin” payments, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value of the underlying hedged assets. The Funds did not have any futures contracts during the fiscal year ending October 31, 2008.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(f)	Securities Lending

To generate additional income, each of the Funds may lend their respective portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. As of October 31, 2008, the Funds did not have securities on loan.

32 Annual Report 2008

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for the Funds. For the Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences (i.e., reclassification of market discounts, foreign gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(h)	Federal Income Taxes

It is the policy of each Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If a tax position taken by a Fund is not sustained upon examination by a taxing authority, the Fund may incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Accordingly, the Funds were required to implement FIN 48 in their NAV per share calculations on April 30, 2008. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Funds’ current financial statements. Each Fund files U.S. federal income tax returns and, if applicable, returns in various state or foreign jurisdictions in which it invests. Each Fund’s taxable years 2005 to 2008 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to each Fund’s NAV and financial statements.

(i)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For each Fund, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates

2008 Annual Report 33

Notes to Financial Statements (Continued)
October 31, 2008

based on the total NAV of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) manages the investment of the assets and supervises the daily business affairs of the Funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), whose parent company is Nationwide Corporation. NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of NorthPointe Capital LLC (“NorthPointe”), the subadviser for the Funds. NorthPointe manages each of its respective Fund’s investments and has the responsibility for making all investment decisions for the Funds.

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadviser. For the year ended October 31, 2008, the Funds paid investment advisory fees to NFA according to the schedule below:

		Total
Fund	Fee Schedule	Fees

Small Cap Growth	All Assets	0.95%

Small Cap Value	All Assets	0.85%

From such fees, pursuant to the subadvisory agreements, NFA paid the subadviser $588,497 for the year ended October 31, 2008.

NFA and the Funds have entered into written Expense Limitation Agreements, that limit operating expenses (excluding any taxes, interest, brokerage fees, Rule 12b-1 fees, short sale dividend expenses, administrative service fees, other expenditures which are capitalized in accordance with GAAP and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until at least May 1, 2009:

Fund	Classes	Amount

Small Cap Growth	All Classes	1.10%

Small Cap Value	All Classes	1.00%

NFA may request and receive reimbursement from the Funds for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by NFA is not permitted.

As of October 31, 2008, the cumulative potential reimbursements of the following Funds, based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursements to the Fund were made for expenses reimbursed by NFA, would be:

			Amount
	Amount Fiscal Year	Amount	Fiscal Year
Fund	2006	Fiscal Year 2007	2008

Small Cap Growth	$28,148	$75,278	$49,007

Small Cap Value	17,755	3,918	13,472

34 Annual Report 2008

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFS Distributors Inc. (“NFSDI”). These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

	Class A	Class B	Class C	Class R
Fund	Shares	Shares	Shares	Shares

Small Cap Growth	0.25%	1.00%	1.00%	0.50%

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions of Class B and shares made within six years of the purchase. Class C shares have a CDSC fee of 1% imposed on redemptions of Class C shares of the Funds made within one year of purchase. For the year ended October 31, 2008, NFD received no commissions from front-end sales charges of Class A shares and from CDSC fees from Class B and Class C shares of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFSDI, provides various administrative and accounting services for the Funds, and serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.26%

$1 billion to $3 billion	0.19%

$3 billion to $4 billion	0.15%

$4 billion to $5 billion	0.08%

$5 billion to $10 billion	0.05%

$10 billion to $12 billion	0.03%

$12 billion or more	0.02%

*	The assets of the Nationwide Investor Destinations Aggressive, Nationwide Investor Destinations Moderately Aggressive, Nationwide Investor Destinations Moderate, Nationwide Investor Destinations Moderately Conservative and Nationwide Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Nationwide Destination 2010, Nationwide Destination 2015, Nationwide Destination 2020, Nationwide Destination 2025, Nationwide Destination 2030, Nationwide Destination 2035, Nationwide Destination 2040, Nationwide Destination 2045, Nationwide Destination 2050, and Nationwide Retirement Income Funds (collectively, the “Target Destination Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Target Destination Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Funds.

2008 Annual Report 35

Notes to Financial Statements (Continued)
October 31, 2008

NFA and Citi have agreed to designate certain sub-transfer agency agreements NFA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, Citi will credit to NFA an amount equal to the lesser of (i) the actual amount NFA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. Citi will calculate and credit such amounts to NFA’s fees on a monthly basis. All amounts will be credited to each applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, NFS and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class R, and Institutional Service Class Shares of each of the Funds.

For the year ended October 31, 2008, NFS received the following amounts in administrative services fees from each Fund:

Fund	Amount

Small Cap Growth	$2,615

Small Cap Value	—

As of October 31, 2008, the Adviser or affiliates of the Adviser directly held 61.23% of the shares outstanding of Small Cap Growth. Please refer to “Note 11. Subsequent Event” for additional information.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Board of Trustees and the Trust, the Board of Trustees has agreed to reimburse NFA for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended October 31, 2008, the Funds’ portion of such costs amounted to $1,079.

4. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 calendar days of purchase. The redemption fee, if any, is paid directly to the applicable Fund class and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the year ended October 31, 2008, the Funds had the following contributions to capital due to collection of redemption fees:

	Class	Class	Class	Class	Institutional	Institutional
Fund	A	B	C	R	Service Class	Class

Small Cap Growth	$—	$—	$—	$—	$—	$4,885

Small Cap Value	N/A	N/A	N/A	N/A	N/A	—

36 Annual Report 2008

For the year ended October 31, 2007, the Funds had the following contributions to capital due to collection of redemption fees:

	Class	Class	Class	Class	Institutional	Institutional
Fund	A	B	C	R	Service Class	Class

Small Cap Growth	$—	$—	$—	$7,950	$—	$539

Small Cap Value	N/A	N/A	N/A	N/A	N/A	—

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Funds’ custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, expiring on July 23, 2009, with a commitment fee of 0.07% per year on $100,000,000. There are three (3) other lenders participating in this arrangement. Advances taken by the Funds under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended October 31, 2008.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credits) when the Funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2008, were as follows:

Fund	Purchases	Sales

Small Cap Growth	$147,585,123	$160,803,691

Small Cap Value	37,500,812	46,677,257

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience however, the Trust expects that risk of loss to be remote.

8. New Accounting Pronouncements

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those

2008 Annual Report 37

Notes to Financial Statements (Continued)
October 31, 2008

fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about each Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on each Fund’s financial statements and related disclosures.

In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivates and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (the “Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating what impact the adoption of the Amendment will have on each Fund’s financial statement disclosure.

9. Other

At October 31, 2008, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts

Small Cap Growth	74%	2

Small Cap Value	83%	5

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the NAV of many mutual funds, including these Funds. Such events during this period have included, but are not limited to, the seizure of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation by U.S. banking regulators, the bankruptcy filing of Lehman Brothers and sale of Merrill Lynch to Bank of America, and the government bailout of AIG. These companies represent financial institutions with which certain of the Funds conduct business and/or whose securities are or may be held by the Funds. The potential investment of each Fund’s investments in these issuers, and the financial sector in general, as reflected in each Fund’s schedule of investments, may expose investors to the negative (or positive) performance resulting from these and other events. U.S. Government Agency securities and collateral received by the Funds under various arrangements may include bonds issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

10. Federal Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2008, was as follows: (Total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when paid.)

38 Annual Report 2008

	Distributions paid from
		Net	Total	Tax	Total
	Ordinary	Long-Term	Taxable	Exempt	Distributions
Fund	Income	Capital Gains	Distributions	Distributions	Paid

Small Cap Growth	$4,994,520	$5,058,829	$10,053,349	$—	$10,053,349

Small Cap Value	2,968,729	1,199,728	4,168,457	—	4,168,457

The tax character of distributions paid during the fiscal year ended October 31, 2007, was as follows: (Total distributons paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from
		Net	Total	Tax	Total
	Ordinary	Long-Term	Taxable	Exempt	Distributions
Fund	Income	Capital Gains	Distributions	Distributions	Paid

Small Cap Growth	$2,201,433	$3,138,063	$5,339,496	$—	$5,339,496

Small Cap Value	2,234,121	1,884,054	4,118,175	—	4,118,175

As of October 31, 2008, the components of accumulated earnings (deficit) on a tax basis were as follows: (Total distributions paid differ from the Staement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

								Total
	Undistributed	Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
	Tax Exempt	Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Earnings
Fund	Income	Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

Small Cap Growth	$—	$—	$—	$—	$—	$(30,364,860)	$(22,871,390)	$(53,236,250)

Small Cap Value	—	67,471	—	67,471	—	(5,419,399)	(3,620,885)	(8,972,813)

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of October 31, 2008, the tax cost of securities and the breakdown of unrealized appreciation / (depreciation) for each Fund were as follows:

				Net Unrealized
	Tax Cost	Unrealized	Unrealized	Appreciation
Fund	of Securities	Appreciation	Depreciation	(Depreciation)

Small Cap Growth	$67,970,036	$1,045,358	$(23,916,748)	$(22,871,390)

Small Cap Value	15,455,606	474,587	(4,095,472)	(3,620,885)

As of October 31, 2008, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations.

Fund	Amount	Expires

Small Cap Growth	$30,364,860	2016

Small Cap Value	5,419,399	2016

11. Subsequent Event

On December 3, 2008, the Board of Trustees approved the liquidation of Small Cap Growth & Small Cap Value. The liquidation is expected to be completed by April 30, 2009. Pursuant to the plan of liquidation adopted by

2008 Annual Report 39

Notes to Financial Statements (Continued)
October 31, 2008

the Board, the Fund may accrue for expenses incurred in connection with the liquidation to ensure that all shareholders are treated fairly.

40 Annual Report 2008

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NorthPointe Small Cap Growth Fund and NorthPointe Small Cap Value Fund (two series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2008

2008 Annual Report 41

Supplemental Information
(Unaudited)

1) Other Federal Tax Information

For the year ended October 31, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2008 Form 1099-DIV.

For the year ended October 31, 2008, the following Funds paid qualified dividend income:

Qualified
Dividend
Fund	Income

Small Cap Growth	$341,126

Small Cap Value	445,253

For the taxable year ended October 31, 2008, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends
Received
Fund	Deduction

Small Cap Growth	7%

Small Cap Value	16%

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount

Small Cap Growth	$5,058,829

Small Cap Value	1,199,728

42 Annual Report 2008

Management Information
(Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of
			Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex	Other
Name, Address	and Length of	Principal Occupation(s)	Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]

Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	94	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee Since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting group) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	94	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	94	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST, a global management consulting firm.	94	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee Since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 to June 2000 and President & CEO from June 1992 to October 1999.	94	None

2008 Annual Report 43

Management Information (Continued)
(Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust (Continued)

			Number of
			Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex	Other
Name, Address	and Length of	Principal Occupation(s)	Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 – 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	94	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts; Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	94	None

44 Annual Report 2008

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust (Continued)

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex	Other
Name, Address	and Length of	Principal Occupation(s)	Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee Since 1995 and Chairman Since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology orientated investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	94	None

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
[3]	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFA, the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, are wholly-owned subsidiaries of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

2008 Annual Report 45

Management Information (Continued)
(Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund	Other
	with the Trust		Complex	Directorships
Name, Address	and Length of	Principal Occupation(s)	Overseen	Held by
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Trustee[3]

Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee Since February 2000[4]	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	94	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

Michael S. Spangler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1966	President and Chief Executive Officer since June 2008[5]
Mr. Spangler is the President and Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC [2] and Nationwide Fund Distributors LLC [2], and is a Senior Vice President of Nationwide Financial Services, Inc.[2] From May 2004 until May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc., and Vice President and Director of Touchstone Investments Business Operations from July 2002 until May 2004.
			N/A	N/A

Stephen T. Grugeon Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Executive Vice President and Chief Operating Officer since June 2008[6]
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. [2] Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company and includes Nationwide SA Capital Trust. [2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation, a subsidiary of NWD Investments, from 1999 through 2003.[2]
			N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer Since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]
			N/A	N/A

46 Annual Report 2008

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust (Continued)

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund	Other
	with the Trust		Complex	Directorships
Name, Address	and Length of	Principal Occupation(s)	Overseen	Held by
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Trustee[3]
Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary Since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007). [2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

2008 Annual Report 47

Management Information (Continued)
(Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust (Continued)

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund	Other
	with the Trust		Complex	Directorships
Name, Address	and Length of	Principal Occupation(s)	Overseen	Held by
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Trustee[3]
Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008
Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008). [2] From January 2006 through April 2007, Mr. Butler was Vice President – Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President – Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	This position is held with an affiliated person or principal underwriter of the Trust.
[3]	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mr. Shisler resigned as a Trustee of the Trust effective September 19, 2008.
[5]	Prior to June 30, 2008, Mr. Grugeon served as the Trust’s acting President and Chief Executive Officer. Prior to February 2008, Mr. John H. Grady was the President and Chief Executive Officer.
[6]	From February 2008 through June 2008, Mr. Grugeon also served as acting President and Chief Executive Officer of Nationwide Mutual Funds, Nationwide Variable Insurance Trust and Nationwide Funds Group.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

48 Annual Report 2008

1200 River Road, Suite 1000
Conshohocken, PA 19428
nationwidefunds.com

Nationwide, the Nationwide Framemark, Nationwide Funds and On Your Side are federally registered service marks of Nationwide Mutual Insurance Company. Nationwide Funds Group is a service mark of Nationwide Mutual Insurance Company

©2008 Nationwide Funds Group.
All rights reserved.

AR-NP 12/08

Nationwide Mutual Funds
Annual Report
October 31, 2008

Nationwide Destination 2010 Fund
Nationwide Destination 2015 Fund
Nationwide Destination 2020 Fund
Nationwide Destination 2025 Fund
Nationwide Destination 2030 Fund
Nationwide Destination 2035 Fund
Nationwide Destination 2040 Fund
Nationwide Destination 2045 Fund
Nationwide Destination 2050 Fund
Nationwide Retirement Income Fund

AnnualReport
October 31, 2008

Contents

1	Message to Shareholders
5	Nationwide Destination 2010 Fund
19	Nationwide Destination 2015 Fund
34	Nationwide Destination 2020 Fund
49	Nationwide Destination 2025 Fund
64	Nationwide Destination 2030 Fund
79	Nationwide Destination 2035 Fund
93	Nationwide Destination 2040 Fund
107	Nationwide Destination 2045 Fund
121	Nationwide Destination 2050 Fund
135	Nationwide Retirement Income Fund
149	Notes to Financial Statements

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on nationwidefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

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Message to Shareholders
October 31, 2008

Dear Shareholder:

Challenging developments in financial markets, as well as in the global economy particularly during the latter months of the annual reporting period, have dominated the news cycles. Commentators have described the decline as “unprecedented in our lifetime.” Unfortunately, I cannot contradict the pundits. Nearly across the board, markets are posting negative performance numbers in the double digits. As for our funds, while some performed well relative to their peer groups, most have lost value.

The causes for the prevailing negative market conditions have been well documented in the press and elsewhere. The failure of high-profile financial institutions and the extraordinary government intervention have left no asset class unaffected. While I can’t give you good news at this time, I can urge you to keep these events in perspective.

It’s important to remember that economic markets never stand still. They’re volatile by nature. Of course, that premise is easier to accept when markets are going up. However, we approach investing from a long-term perspective. Staying focused, adhering to a plan and remaining aware of your options will help you endure various market conditions.

Nationwide® and Nationwide Funds Groupsm continue to work with investors to help them keep a solid grasp on their long-term financial goals. Our approach is deliberate and our commitment is firm. We do not foresee a fast recovery from the ongoing economic and market turbulence. However, we believe that our underlying investment principles are sound.

In closing, we thank you for entrusting your assets to Nationwide Funds Group.

Sincerely,

Michael S. Spangler
President
Nationwide Mutual Funds

This report and the holdings provided are for informational purposes only, and are not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is accurate as of the date of this report and subject to change at any time. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s internet site nationwidefunds.com.

The Nationwide Target Destination Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Nationwide Target Destination Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

There is no assurance that a diversified portfolio will produce better results than a nondiversified portfolio.

Investments in each Nationwide Target Destination Fund are subject to risks related to the Fund’s allocation strategy. In general, a Fund with a later target date is expected to be more volatile, and thus riskier, because of its greater allocation to equity securities than a Fund with an earlier target date. A Fund is expected to become less volatile as it approaches its target date and during the 20 years following. The Nationwide Retirement Income Fund is expected to be the least volatile of the Funds. Because a Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Each Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations. Each Fund’s underlying funds may be subject to specific risks such as those associated with small companies or international stocks.

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

2008 Annual Report 1

Message to Shareholders (Continued)
October 31, 2008

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper Inc.

Dow Jones (DJ) Target Date Indexes: This series of unmanaged, portfolio-based, asset-class-weighted indexes consists of composites of subindexes that represent the three major asset classes – stocks, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target-date index, and Barclays Capital (formerly Lehman Brothers) subindexes represent the bond and cash components.

Barclays Capital U.S. Aggregate Bond Index [formerly Lehman Brothers (LB) U.S. Aggregate Index]: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s MidCap 400 (S&P 400) Index: An unmanaged index that measures the performance of the stocks of 400 medium-sized U.S. companies.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets. Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility. Funds that concentrate on specific sectors, such as commodities or REITs, are subject to greater volatility than that of other mutual funds. High-yield funds typically are subject to greater risk and price volatility than funds that invest in higher-rated debt securities.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency except as stated below. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market.

•	The U.S. Treasury Temporary Guarantee Program provides a guarantee to participating money market mutual fund shareholders based on the number of shares invested in the fund at the close of business on September 19, 2008.

•	Any increase in the number of shares an investor holds after the close of business on September 19, 2008, will not be guaranteed.

•	If a customer closes his or her account with a fund or broker-dealer, any future investment in the fund will not be guaranteed.

•	If the number of shares an investor holds fluctuates during the period, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less.

•	The Program, which was set to expire on December 18, 2008, has been extended by the

2 Annual Report 2008

United States Treasury and is set to expire on April 30, 2009.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Sales charge and fee information:

Nationwide Destination 2010 Fund

Nationwide Destination 2015 Fund

Nationwide Destination 2020 Fund

Nationwide Destination 2025 Fund

Nationwide Destination 2030 Fund

Nationwide Destination 2035 Fund

Nationwide Destination 2040 Fund

Nationwide Destination 2045 Fund

Nationwide Destination 2050 Fund

Nationwide Retirement Income Fund

The Funds have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower.

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 1-800-848-0920 to request a prospectus, or download a prospectus at nationwidefunds.com. Please read it carefully before investing any money.

Day-to-day market activity will likely cause a Fund’s asset allocations to fluctuate. Under ordinary circumstances, the Adviser will periodically rebalance the assets of each Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Funds’ prospectus.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The objective is to reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not ensure a profit nor protect against losses.

The Funds’ adviser or its employees may have a position in the securities named in this report. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass.

Nationwide Funds distributed by Nationwide Fund Distributors LLC, Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services, Inc. (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds. NFS is an affiliate of Nationwide Mutual Insurance Company.

2008 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the year ended October 31, 2008.

The economic conditions during the reporting period were driven by events that began to take shape in mid-year 2007 as the bursting of the U.S. housing bubble triggered a number of collateral impacts across the global economy. Specifically, substantial dislocations occurred in global financial markets. The financial imbalances and subprime mortgage default issues that became obvious to everyone in late 2007 mushroomed into a global financial crisis marked by diminishing liquidity and plunging asset values.

Financial services and cyclical stocks were the areas most aggressively pressured during the reporting period as the economy slowed and the residential housing market and the mortgages backing it soured. These problems included: (1) the failures of several prominent U.S. financial institutions; (2) the U.S. government’s takeover of Fannie Mae and Freddie Mac (the government-sponsored enterprises representing a large portion of the U.S. residential mortgage market); (3) the reorganization of Wall Street’s remaining investment banks (The Goldman Sachs Group, Inc. and Morgan Stanley) as bank holding companies; and (4) the need to pass a $700 billion Troubled Asset Relief Program (TARP) bill by the U.S. Congress.

In short, the reporting period was filled with events that have not happened in more than 50 years, and, in many cases, since the Great Depression. Worldwide recession fears, fueled by these financial problems, resulted in sizable double-digit declines in nearly all segments of the investment market as well as increased volatility throughout the reporting period, along with rapid changes in relative performance among economic sectors. This was especially true in commodities; prices both surged and fell sharply during the course of the reporting period.

Large-capitalization U.S. equities, as measured by the large-cap Standard & Poor’s 500® (S&P 500) Index, fell 36% during the reporting period as credit markets deteriorated and market volatility reached record levels. Mid-cap U.S. equities, as measured by the Standard & Poor’s MidCap 400 (S&P 400) Index, lost 37%, and small-cap U.S. equities, as measured by the Russell 2000® Index, declined 34%.

In general, international stocks were even more negatively affected than U.S. equities. International developed market stocks, as measured by the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, lost more than 46% during the reporting period, including a loss of more than 34% during the last three months of the period. Emerging market stocks, as measured by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, lost more than 56% during the reporting period, including a loss of more than 44% during the last three months of the period.

The reporting period was a time of general disappointment for fixed-income investors as well. The broad-based Barclays Capital U.S. Aggregate Bond Index [formerly Lehman Brothers (LB) U.S. Aggregate Bond Index] gained a mere 0.31%. Continuing credit market woes, however, coupled with uncertainty about the extent of government intervention to help ease the liquidity crunch, served to drag down U.S. investment-grade corporate bonds by nearly 14% during the reporting period.

4 Annual Report 2008

Nationwide Destination 2010 Fund

The Nationwide Target Destination Funds (“Target Funds”) were launched at the end of August 2007, and the period from November 1, 2007, through October 31, 2008, represents the Target Funds’ first full fiscal year. Information on the performance of the Nationwide Destination 2010 Fund during the annual reporting period follows.

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2008, the Nationwide Destination 2010 Fund (Class A at NAV) registered -25.92% versus -13.18% for its benchmark, the Dow Jones (DJ) Target 2010 Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Mixed-Asset Target 2010 Funds (consisting of 168 funds as of October 31, 2008) was -25.81% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Vanguard Short Term Bond ETF and the Nationwide Money Market Fund (with allocations within the Fund of approximately 8% and 2%, respectively) provided the most positive returns for the Fund, gaining 3.60% and 2.65%, respectively, during the reporting period. As risk aversion in the U.S. bond market grew throughout the period, the Vanguard Short Term Bond ETF benefited from a large allocation to U.S. Treasury and Agency bonds (67% of the Fund at the end of the period) and high-credit-quality bonds (75% of the Fund rated AAA by Moody’s Investors Service at the end of the period).

What areas of investment detracted from Fund performance?

The declines posted by the Nationwide S&P 500 Index Fund, with -36.25%, and the Nationwide International Index Fund, with -46.44% (whose allocations within the Fund are approximately 18% and 5%, respectively) proved to be the largest negative contributors to the Fund as a whole during the reporting period. All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded negative performance for the reporting period. Although each sector lost ground, the strongest performers among the sectors were consumer staples, with -11.85%; health care, with -23.96%; and utilities, with -29.02%. The weakest sector performers were financials, with -52.09%; information technology, with -41.21%; and materials, with -41.18%. Similarly, all 10 sectors and 21 countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index recorded negative returns for the reporting period. Although each sector lost ground, the strongest-performing sectors included health care, with -20.52%; utilities, with -30.84%; and consumer staples, with -31.86%. As for country allocations within the Fund, the highest returns during the reporting period (although significantly negative) were Switzerland, with -32.30%; Japan, with -37.50%; and France, with -46.29%.

What is your outlook for the near term?

We have experienced several months of unprecedented market declines with no apparent end in sight. Governments around the world have come to the rescue of some of the largest and best-known financial firms. October 2008 witnessed even steeper market declines and volatility at or near all-time high levels. The U.S. economy has slowed dramatically since 2007 and near-term prospects are not good. Many investors have run for cover in the hope that this latest wave of market declines – spawned by the many problems that surfaced in 2007 in the housing and mortgage markets – will not erode their capital further. Given the continuing crisis in the global equity and credit markets, the investment outlook for the near term is relatively bleak.

We believe that the ongoing market turbulence underscores the critical importance of investing for the long term in a broadly diversified solution such as the Nationwide Target Destination Funds. By combining underlying investments in up to 14 distinct asset classes that typically behave differently under various market conditions, it is possible for the Target Funds to achieve higher risk-adjusted returns than those that could be achieved with a less-diversified portfolio of investments over the long term.

The table on the next page lists the target allocation for each of the Fund’s underlying investments as of October 31, 2008, and how each underlying fund performed during the reporting period.

2008 Annual Report 5

Nationwide Destination 2010 Fund
(Continued)

Nationwide Target Destination 2010 Fund
Performance of Underlying Investments for the 12 Months Ended October 31, 2008

		Target	12-Month
Asset Class	Underlying Investment	Allocation*	Return

Large-Cap Stocks	Nationwide S&P 500 Index	25%	-36.25%

International Stocks	Nationwide International Index Fund	13%	-46.44%

Intermediate-Term Bonds	Nationwide Bond Index	12%	0.03%

Inflation-Protected Bonds	iShares Lehman TIPS Bond Fund (ETF)	12%	-4.22%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	9%	-36.63%

Short-Term Bonds	Vanguard Short Term Bond (ETF)	8%	3.60%

International Bonds	Oppenheimer International Bond Fund	5%	-8.91%

Small-Cap Stocks	Nationwide Small Cap Index Fund	4%	-34.45%

Commodity Stocks	Credit Suisse Commodity Strategy Return Fund	4%	-27.08%

Emerging Market Stocks	Vanguard Emerging Markets Fund (ETF)	2%	-56.62%

High Yield Bonds	T.Rowe Price Institutional High Yield Bond Fund	2%	-20.62%

Money Market Investments	Nationwide Money Market Fund	2%	2.64%

Domestic REITS	Vanguard REIT (ETF)	1%	-39.69%

International REITS	SPDRs DJ Wilshire International Real Estate (ETF)	1%	-54.97%

*	Fund target allocations are as of October 31, 2008.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares (or equivalent class, except for Credit Suisse – Common Shares – and exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Portfolio Manager:
Thomas R. Hickey, Jr., Nationwide Fund Advisors

6 Annual Report 2008

Fund Performance	Nationwide Destination 2010 Fund

Average Annual Total Return
(For period ended October 31, 2008)

				Gross	Net
		One		Expense	Expense
		Year	Inception[1]	Ratio*	Ratio*

Class A	w/o SC5	-25.92%	-18.80%	1.32%	1.15%
	w/SC3	-30.26%	-22.90%

Class C	w/o SC5	-26.48%	-19.41%	1.82%	1.65%
	w/SC4	-27.20%	-19.41%

Class R1[2]		-26.37%	-19.21%	1.72%	1.55%

Class R2[2]		-26.14%	-19.07%	1.57%	1.40%

Institutional Service Class[2]		-25.97%	-18.83%	1.07%	0.90%

Institutional Class[2]		-25.69%	-18.55%	0.82%	0.65%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on August 30, 2007.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2010 Fund, the Dow Jones Target 2010 Index(a), the Lehman U.S. Aggregate Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes - stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Lehman Brothers subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Lehman U.S. Aggregate Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or

2008 Annual Report 7

Fund Performance	Nationwide Destination 2010 Fund
Continued

more) that is generally representative of the bond market as a whole.

(c)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

8 Annual Report 2008

Shareholder	Nationwide Destination 2010 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2008

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2010 Fund			05/01/08	10/31/08	05/01/08 - 10/31/08[a]	05/01/08 - 10/31/08[a]

Class A Shares	Actual		1,000.00	765.16	2.45	0.55
	Hypothetical	[b]	1,000.00	1,022.36	2.81	0.55

Class C Shares	Actual		1,000.00	762.09	6.52	1.47
	Hypothetical	[b]	1,000.00	1,017.73	7.50	1.47

Class R1 Shares	Actual		1,000.00	764.37	4.20	0.95
	Hypothetical	[b]	1,000.00	1,020.38	4.82	0.95

Class R2 Shares	Actual		1,000.00	763.82	4.48	1.01
	Hypothetical	[b]	1,000.00	1,020.06	5.14	1.01

Institutional Service Class Shares	Actual		1,000.00	765.53	2.02	0.46
	Hypothetical	[b]	1,000.00	1,022.85	2.32	0.46

Institutional Class Shares	Actual		1,000.00	766.32	1.47	0.33
	Hypothetical	[b]	1,000.00	1,023.48	1.68	0.33

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Annual Report 9

Portfolio Summary	Nationwide Destination 2010 Fund
October 31, 2008

Asset Allocation

Mutual Funds	75.6%
Exchange Traded Funds	24.2%
Other assets in excess of liabilities	0.2%

100.0%

Top Industries

Equity Funds	57.0%
Fixed Income Funds	40.6%
Money Market Fund	2.2%
Other	0.2%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	25.0%
Nationwide Bond Index Fund, Institutional Class	12.9%
Nationwide International Index Fund, Institutional Class	12.3%
iShares Lehman U.S. Treasury Inflation Protected Securities Fund	12.0%
Vanguard Short-Term Bond Fund	8.6%
Nationwide Mid Cap Market Index Fund, Institutional Class	8.5%
Oppenheimer International Bond Fund, Class Y	5.2%
Nationwide Small Cap Index Fund, Institutional Class	3.8%
Credit Suisse Commodity Return Strategy Fund	3.6%
Nationwide Money Market Fund, Institutional Class	2.2%
Other	5.9%

100.0%

10 Annual Report 2008

Statement of Investments
October 31, 2008

Nationwide Destination 2010 Fund

Mutual Funds 75.6%

	Shares	Value

Equity Funds 53.4%
Credit Suisse Commodity Return Strategy Fund	37,279	$320,971
Nationwide International Index Fund, Institutional Class(a)	171,064	1,086,260
Nationwide Mid Cap Market Index Fund, Institutional Class(a)	75,699	753,960
Nationwide S&P 500 Index Fund, Institutional Class(a)	271,555	2,207,743
Nationwide Small Cap Index Fund, Institutional Class(a)	40,434	336,813

		4,705,747

Fixed Income Funds 20.0%
Nationwide Bond Index Fund, Institutional Class(a)	110,394	1,138,159
Oppenheimer International Bond Fund, Class Y	82,138	455,046
T. Rowe Price High Yield Bond Fund	23,355	171,893

		1,765,098

Money Market Fund 2.2%(a)
Nationwide Money Market Fund, Institutional Class	195,903	195,903

Total Mutual Funds		6,666,748

Exchange Traded Funds 24.2%

	Shares	Value

Equity Funds 3.6%
SPDR Dow Jones Wilshire International Real Estate Fund	2,738	78,033
Vanguard Emerging Markets Fund	6,402	161,394
Vanguard REIT Fund	1,843	76,503

		315,930

Fixed Income Funds 20.6%
iShares Lehman U.S. Treasury Inflation Protected Securities Fund	11,523	1,061,268
Vanguard Short-Term Bond Fund	10,048	757,318

		1,818,586

Total Exchange Traded Funds		2,134,516

Total Investments (Cost $10,692,281) (b) — 99.8%		8,801,264
Other assets in excess of liabilities — 0.2%		17,047

NET ASSETS — 100.0%		$8,818,311

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation / (depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 11

Statement of Assets and Liabilities
October 31, 2008

Nationwide Destination 2010 Fund

Assets:
Investments, at value (cost $3,630,804)	$3,082,427
Investments in affiliates, at value (cost $7,061,477 )	5,718,837

Total Investments	8,801,264

Cash	80,307
Dividends receivable from affiliates	4,272
Dividends receivable from non-affiliates	1,578
Receivable for capital shares issued	80,220
Prepaid expenses and other assets	340

Total Assets	8,967,981

Liabilities:
Payable for investments purchased	138,862
Payable for capital shares redeemed	5,719
Accrued expenses and other payables:
Investment advisory fees	2,169
Distribution fees	2,920

Total Liabilities	149,670

Net Assets	$8,818,311

Represented by:
Capital	$10,896,308
Accumulated undistributed net investment income	13,769
Accumulated net realized losses from investment transactions	(200,749)
Net unrealized appreciation/(depreciation) from investments in affiliates	(1,342,640)
Net unrealized appreciation/(depreciation) from investments in non-affiliates	(548,377)

Net Assets	$8,818,311

Net Assets:
Class A Shares	$388,803
Class C Shares	776
Class R1	1,163,575
Class R2	6,269,221
Institutional Service Class Shares	784
Institutional Class Shares	995,152

Total	$8,818,311

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2008

	Nationwide Destination 2010 Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	51,234
Class C Shares	102
Class R1 Shares	153,604
Class R2 Shares	828,320
Institutional Service Class Shares	103
Institutional Class Shares	131,110

Total	1,164,473

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$7.59
Class C Shares (a)	$7.58	(b)
Class R1 Shares	$7.58
Class R2 Shares	$7.57
Institutional Service Class Shares	$7.58	(b)
Institutional Class Shares	$7.59
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.05

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares half less than one year.

(b)	The NAV reported above represents the traded NAV at October 31, 2008.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 13

Statement of Operations
For the Year Ended October 31, 2008

Nationwide
Destination 2010
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$75,368
Dividend income	83,115
Interest income	20

Total Income	158,503

Expenses:
Investment advisory fees	19,728
Distribution fees Class A	592
Distribution fees Class C	11
Distribution fees Class R1	3,342
Distribution fees Class R2	13,872
Administrative servicing fees Class A	110
Administrative servicing fees Class R1	163
Administrative servicing fees Class R2	5,181
Administrative servicing fees Institutional Service Class	2

Total expenses before reimbursed/waived expenses	43,001

Investment advisory fees voluntarily waived	(4,387)

Net Expenses	38,614

Net Investment Income	119,889

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	14,269
Net realized gain distributions from underlying non-affiliated funds	385
Net realized gains from investment transactions with affiliates	164,638
Net realized losses from investment transactions with non-affiliates	(377,928)

Net realized losses from affiliated and non-affiliated investments	(198,636)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(1,376,504)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(565,338)

Net change in unrealized appreciation/(depreciation) from investments	(1,941,842)

Net realized/unrealized losses from affiliated and non-affiliated investments	(2,140,478)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,020,589)

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2008

Statements of Changes in Net Assets

	Nationwide Destination 2010 Fund

	Year Ended	Period Ended
	October 31, 2008	October 31, 2007 (a)

Operations:
Net investment income	$119,889	$5,396
Net realized gains (losses) from investment transactions	(198,636)	3,303
Net change in unrealized appreciation/(depreciation) from investments	(1,941,842)	50,825

Change in net assets resulting from operations	(2,020,589)	59,524

Distributions to Shareholders From:
Net investment income:
Class A	(5,614)	(3)
Class C	(18)	(3)
Class R1	(11,486)	(3)
Class R2	(60,713)	(3)
Institutional Service Class	(26)	(4)
Institutional Class	(32,034)	(3,776)
Net realized gains:
Class A	(32)	–
Class C	(3)	–
Class R1	(3)	–
Class R2	(356)	–
Institutional Service Class	(3)	–
Institutional Class	(2,906)	–

Change in net assets from shareholder distributions	(113,194)	(3,792)

Change in net assets from capital transactions	9,801,867	1,094,495

Change in net assets	7,668,084	1,150,227

Net Assets:
Beginning of period	1,150,227	–

End of period	$8,818,311	$1,150,227

Accumulated undistributed net investment income at end of period	$13,769	$1,626

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$975,476	$7,969
Dividends reinvested	5,646	3
Cost of shares redeemed	(490,587)	–

Total Class A	490,535	7,972

Class C Shares
Proceeds from shares issued	–	1,000
Dividends reinvested	21	3
Cost of shares redeemed	–	–

Total Class C	21	1,003

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 15

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2010 Fund

	Year Ended	Period Ended
	October 31, 2008	October 31, 2007 (a)

CAPITAL TRANSACTIONS: (continued)
Class R1 Shares
Proceeds from shares issued	$1,661,505	$1,000
Dividends reinvested	11,488	3
Cost of shares redeemed	(208,129)	–

Total Class R1	1,464,864	1,003

Class R2 Shares
Proceeds from shares issued	8,625,649	77,892
Dividends reinvested	61,069	3
Cost of shares redeemed	(1,138,307)	(17)

Total Class R2	7,548,411	77,878

Institutional Service Class Shares
Proceeds from shares issued	–	1,000
Dividends reinvested	29	4
Cost of shares redeemed	–	–

Total Institutional Service Class	29	1,004

Institutional Class Shares
Proceeds from shares issued	286,420	1,001,861
Dividends reinvested	34,940	3,776
Cost of shares redeemed	(23,353)	(2)

Total Institutional Class	298,007	1,005,635

Change in net assets from capital transactions:	$9,801,867	$1,094,495

SHARE TRANSACTIONS:
Class A Shares
Issued	100,000	772
Reinvested	603	–
Redeemed	(50,141)	–

Total Class A Shares	50,462	772

Class C Shares
Issued	–	100
Reinvested	2	–
Redeemed	–	–

Total Class C Shares	2	100

Class R1 Shares
Issued	178,490	100
Reinvested	1,246	–
Redeemed	(26,232)	–

Total R1 Shares	153,504	100

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

16 Annual Report 2008

	Nationwide Destination 2010 Fund

	Year Ended	Period Ended
	October 31, 2008	October 31, 2007 (a)

SHARE TRANSACTIONS: (continued)
Class R2 Shares
Issued	941,223	7,480
Reinvested	6,562	–
Redeemed	(126,943)	(2)

Total R2 Shares	820,842	7,478

Institutional Service Class Shares
Issued	–	100
Reinvested	3	–
Redeemed	–	–

Total Institutional Service Class Shares	3	100

Institutional Class Shares
Issued	29,444	100,163
Reinvested	3,594	369
Redeemed	(2,460)	–

Total Institutional Class Shares	30,578	100,532

Total change in shares:	1,055,391	109,082

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 17

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2010 Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
	Net Asset		and									Ratio of Net	Expenses
	Value,		Unrealized								Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2008 (f)	$10.54	0.25	(2.92)	(2.67)	(0.25)	(0.03)	(0.28)	$7.59	(25.92%)	$388,803	0.63%	2.73%	0.73%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.54	0.57	(0.03)	–	(0.03)	$10.54	5.74%	$8,142	0.90%	1.48%	1.36%	6.28%

Class C Shares
Year Ended October 31, 2008 (f)	$10.53	0.20	(2.94)	(2.74)	(0.18)	(0.03)	(0.21)	$7.58	(26.48%)	$776	1.42%	2.08%	1.46%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.52	0.56	(0.03)	–	(0.03)	$10.53	5.61%	$1,056	1.42%	2.01%	1.42%	6.28%

Class R1 Shares
Year Ended October 31, 2008 (f)	$10.53	0.22	(2.93)	(2.71)	(0.21)	(0.03)	(0.24)	$7.58	(26.37%)	$1,163,575	1.01%	2.38%	1.09%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.52	0.56	(0.03)	–	(0.03)	$10.53	5.61%	$1,056	1.42%	2.01%	1.42%	6.28%

Class R2 Shares
Year Ended October 31, 2008 (f)	$10.53	0.22	(2.91)	(2.69)	(0.24)	(0.03)	(0.27)	$7.57	(26.14%)	$6,269,221	1.02%	2.37%	1.10%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	–	0.56	0.56	(0.03)	–	(0.03)	$10.53	5.64%	$78,799	1.08%	0.05%	1.24%	6.28%

Institutional Service Class Shares
Year Ended October 31, 2008 (f)	$10.54	0.28	(2.95)	(2.67)	(0.26)	(0.03)	(0.29)	$7.58	(25.97%)	$784	0.59%	2.90%	0.59%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.53	0.58	(0.04)	–	(0.04)	$10.54	5.76%	$1,058	0.71%	2.69%	0.71%	6.28%

Institutional Class Shares
Year Ended October 31, 2008 (f)	$10.54	0.31	(2.95)	(2.64)	(0.28)	(0.03)	(0.31)	$7.59	(25.69%)	$995,152	0.33%	3.17%	0.46%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.53	0.58	(0.04)	–	(0.04)	$10.54	5.79%	$1,060,116	0.33%	3.02%	0.50%	6.28%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.
-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

18 Annual Report 2008

Nationwide Destination 2015 Fund

The Nationwide Target Destination Funds (“Target Funds”) were launched at the end of August 2007, and the period from November 1, 2007, through October 31, 2008, represents the Target Funds’ first full fiscal year. Information on the performance of the Nationwide Destination 2015 Fund during the annual reporting period follows.

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2008, the Nationwide Destination 2015 Fund (Class A at NAV) registered -27.16% versus -18.36% for its benchmark, the Dow Jones (DJ) Target 2015 Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Mixed-Asset Target 2015 Funds (consisting of 108 funds as of October 31, 2008) was -29.02% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Vanguard Short Term Bond ETF and the Nationwide Money Market Fund (with allocations within the Fund of approximately 7% and 1%, respectively) provided the most positive returns for the Fund, gaining 3.60% and 2.65%, respectively, during the reporting period. As risk aversion in the U.S. bond market grew throughout the period, the Vanguard Short Term Bond ETF benefited from a large allocation to U.S. Treasury and Agency bonds (67% of the Fund at the end of the period) and high-credit-quality bonds (75% of the Fund rated AAA by Moody’s Investors Service at the end of the period).

What areas of investment detracted from Fund performance?

The declines posted by the Nationwide S&P 500 Index Fund, with -36.25%, and the Nationwide International Index Fund, with -46.44% (whose allocations within the Fund are approximately 25% and 15%, respectively) proved to be the largest negative contributors to the Fund as a whole during the reporting period. All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded negative performance for the reporting period. Although each sector lost ground, the strongest performers among the sectors were consumer staples, with -11.85%; health care, with -23.96%; and utilities, with -29.02%. The weakest sector performers were financials, with -52.09%; information technology, with -41.21%; and materials, with -41.18%. Similarly, all 10 sectors and 21 countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index recorded negative returns for the reporting period. Although each sector lost ground, the strongest-performing sectors included health care, with -20.52%; utilities, with -30.84%; and consumer staples, with -31.86%. As for country allocations within the Fund, the highest returns during the reporting period (although significantly negative) were Switzerland, with -32.30%; Japan, with -37.50%; and France, with -46.29%.

What is your outlook for the near term?

We have experienced several months of unprecedented market declines with no apparent end in sight. Governments around the world have come to the rescue of some of the largest and best-known financial firms. October 2008 witnessed even steeper market declines and volatility at or near all-time high levels. The U.S. economy has slowed dramatically since 2007 and near-term prospects are not good. Many investors have run for cover in the hope that this latest wave of market declines – spawned by the many problems that surfaced in 2007 in the housing and mortgage markets – will not erode their capital further. Given the continuing crisis in the global equity and credit markets, the investment outlook for the near term is relatively bleak.

We believe that the ongoing market turbulence underscores the critical importance of investing for the long term in a broadly diversified solution such as the Nationwide Target Destination Funds. By combining underlying investments in up to 14 distinct asset classes that typically behave differently under various market conditions, it is possible for the Target Funds to achieve higher risk-adjusted returns than those that could be achieved with a less-diversified portfolio of investments over the long term.

The table on the next page lists the target allocation for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

2008 Annual Report 19

Nationwide Destination 2015 Fund
(Continued)

The table below lists the target allocation for each of the Fund’s underlying investments as of October 31, 2008, and how each underlying fund performed during the reporting period.

Nationwide Target Destination 2015 Fund
Performance of Underlying Investments for the 12 Months Ended October 31, 2008

		Target	12-Month
Asset Class	Underlying Investment	Allocation*	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	25%	-36.25%

International Stocks	Nationwide International Index Fund	15%	-46.44%

Intermediate-Term Bonds	Nationwide Bond Index	14%	0.03%

Inflation-Protected Bonds	iShares Lehman TIPS Bond Fund (ETF)	11%	-4.22%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	9%	-36.63%

Short-Term Bonds	Vanguard Short Term Bond (ETF)	7%	3.60%

Small-Cap Stocks	Nationwide Small Cap Index Fund	5%	-34.45%

International Bonds	Oppenheimer International Bond Fund	4%	-8.92%

Commodity Stocks	Credit Suisse Commodity Strategy Return Fund	4%	-27.08%

Emerging Market Stocks	Vanguard Emerging Markets Fund (ETF)	2%	-56.62%

High Yield Bonds	T.Rowe Price Institutional High Yield Bond Fund	1%	-20.56%

Domestic REITS	Vanguard REIT (ETF)	1%	-39.69%

International REITS	SPDRs DJ Wilshire International Real Estate (ETF)	1%	-54.97%

Money Market Investments	Nationwide Money Market fund	1%	2.64%

*	Fund target allocations are as of October 31, 2008.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Portfolio Manager:
Thomas R. Hickey, Jr., Nationwide Fund Advisors

20 Annual Report 2008

Fund Performance	Nationwide Destination 2015 Fund

Average Annual Total Return
(For period ended October 31, 2008)

				Gross	Net
		One		Expense	Expense
		Year	Inception[1]	Ratio*	Ratio*

Class A	w/o SC5	-27.16%	-19.84%	1.31%	1.14%
	w/SC3	-31.43%	-23.88%

Class C	w/o SC5	-27.56%	-20.29%	1.81%	1.64%
	w/SC4	-28.27%	-20.29%

Class R1[2]		-27.49%	-20.22%	1.71%	1.54%

Class R2[2]		-27.43%	-20.09%	1.56%	1.39%

Institutional Service Class[2]		-27.15%	-19.80%	1.06%	0.89%

Institutional Class[2]		-26.80%	-19.46%	0.81%	0.64%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations August 30, 2007

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2015 Fund, Dow Jones Target 2015 Index(a), the Dow Jones Wilshire 5000 Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes - stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Lehman Brothers subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Dow Jones Wilshire 5000 Index is an unmanaged, market capitalization-weighted index of all U.S.-headquartered

2008 Annual Report 21

Fund Performance	Nationwide Destination 2015 Fund
Continued

equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

(c)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

22 Annual Report 2008

Shareholder	Nationwide Destination 2015 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2008

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2015 Fund			05/01/08	10/31/08	05/01/08 - 10/31/08[a]	05/01/08 - 10/31/08[a]

Class A Shares	Actual		1,000.00	757.82	2.56	0.58
	Hypothetical	[b]	1,000.00	1,022.22	2.95	0.58

Class C Shares	Actual		1,000.00	755.05	5.92	1.34
	Hypothetical	[b]	1,000.00	1,018.39	6.83	1.34

Class R1 Shares	Actual		1,000.00	755.53	4.81	1.09
	Hypothetical	[b]	1,000.00	1,019.66	5.55	1.09

Class R2 Shares	Actual		1,000.00	755.81	4.24	0.96
	Hypothetical	[b]	1,000.00	1,020.30	4.89	0.96

Institutional Service Class Shares	Actual		1,000.00	756.96	2.60	0.59
	Hypothetical	[b]	1,000.00	1,022.17	3.00	0.59

Institutional Class Shares	Actual		1,000.00	758.56	1.46	0.33
	Hypothetical	[b]	1,000.00	1,023.47	1.68	0.33

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Annual Report 23

Portfolio Summary	Nationwide Destination 2015 Fund
October 31, 2008

Asset Allocation

Mutual Funds	77.5%
Exchange Traded Funds	22.4%
Other assets in excess of liabilities	0.1%

100.0%

Top Industries

Equity Funds	59.4%
Fixed Income Funds	39.4%
Money Market Fund	1.1%
Other	0.1%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	25.0%
Nationwide Bond Index Fund, Institutional Class	15.3%
Nationwide International Index Fund, Institutional Class	14.1%
iShares Lehman U.S. Treasury Inflation Protected Securities Fund	11.2%
Nationwide Mid Cap Market Index Fund, Institutional Class	8.5%
Vanguard Short-Term Bond Fund	7.7%
Nationwide Small Cap Index Fund, Institutional Class	4.7%
Oppenheimer International Bond Fund, Class Y	4.2%
Credit Suisse Commodity Return Strategy Fund	3.6%
Vanguard Emerging Markets Fund	1.8%
Other	3.9%

100.0%

24 Annual Report 2008

Statement of Investments
October 31, 2008

Nationwide Destination 2015 Fund

Mutual Funds 77.5%

	Shares	Value

Equity Funds 55.9%
Credit Suisse Commodity Return Strategy Fund	83,821	$721,695
Nationwide International Index Fund, Institutional Class(a)	439,695	2,792,065
Nationwide Mid Cap Market Index Fund, Institutional Class(a)	168,709	1,680,339
Nationwide S&P 500 Index Fund, Institutional Class(a)	610,876	4,966,425
Nationwide Small Cap Index Fund, Institutional Class(a)	112,614	938,074

		11,098,598

Fixed Income Funds 20.5%
Nationwide Bond Index Fund, Institutional Class(a)	294,177	3,032,967
Oppenheimer International Bond Fund, Class Y	149,642	829,019
T. Rowe Price High Yield Bond Fund	26,471	194,824

		4,056,810

Money Market Fund 1.1%(a)
Nationwide Money Market Fund, Institutional Class	224,017	224,017

Total Mutual Funds		15,379,425

Exchange Traded Funds 22.4%

	Shares	Value

Equity Funds 3.5%
SPDR Dow Jones Wilshire International Real Estate Fund	6,114	174,249
Vanguard Emerging Markets Fund	14,284	360,100
Vanguard REIT Fund	4,082	169,444

		703,793

Fixed Income Funds 18.9%
iShares Lehman U.S. Treasury Inflation Protected Securities Fund	24,143	2,223,570
Vanguard Short-Term Bond Fund	20,198	1,522,323

		3,745,893

Total Exchange Traded Funds		4,449,686

Total Investments (Cost $24,934,113) (b) — 99.9%		19,829,111
Other assets in excess of liabilities — 0.1%		12,988

NET ASSETS — 100.0%		$19,842,099

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation / (depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 25

Statement of Assets and Liabilities
October 31, 2008

Nationwide Destination 2015 Fund

Assets:
Investments, at value (cost $7,447,180)	$6,195,225
Investments in affiliates, at value (cost $17,486,933 )	13,633,886

Total Investments	19,829,111

Cash	207,992
Dividends receivable from affiliates	11,462
Dividends receivable from non-affiliates	3,168
Receivable for capital shares issued	158,563

Total Assets	20,210,296

Liabilities:
Payable for investments purchased	274,224
Payable for capital shares redeemed	81,982
Accrued expenses and other payables:
Investment advisory fees	5,225
Distribution fees	5,266
Administrative servicing fees	1,500

Total Liabilities	368,197

Net Assets	$19,842,099

Represented by:
Capital	$25,079,730
Accumulated undistributed net investment income	28,846
Accumulated net realized losses from investment transactions	(161,475)
Net unrealized appreciation/(depreciation) from investments in affiliates	(3,853,047)
Net unrealized appreciation/(depreciation) from investments in non-affiliates	(1,251,955)

Net Assets	$19,842,099

Net Assets:
Class A Shares	$545,547
Class C Shares	5,118
Class R1	1,265,457
Class R2	11,194,278
Institutional Service Class Shares	5,392,911
Institutional Class Shares	1,438,788

Total	$19,842,099

The accompanying notes are an integral part of these financial statements.

26 Annual Report 2008

	Nationwide Destination 2015 Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	72,680
Class C Shares	681
Class R1 Shares	169,006
Class R2 Shares	1,494,059
Institutional Service Class Shares	717,690
Institutional Class Shares	191,195

Total	2,645,311

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$7.51
Class C Shares (a)	$7.51	(b)
Class R1 Shares	$7.49
Class R2 Shares	$7.49
Institutional Service Class Shares	$7.51
Institutional Class Shares	$7.53
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.97

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares half less than one year.

(b)	The NAV reported above represents the traded NAV at October 31, 2008.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 27

Statement of Operations
For the Year Ended October 31, 2008

Nationwide
Destination 2015
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$171,293
Dividend income	145,496

Total Income	316,789

Expenses:
Investment advisory fees	38,792
Distribution fees Class A	752
Distribution fees Class C	42
Distribution fees Class R1	3,174
Distribution fees Class R2	27,615
Administrative servicing fees Class A	132
Administrative servicing fees Class R1	616
Administrative servicing fees Class R2	8,076
Administrative servicing fees Institutional Service Class	4,412

Total expenses before reimbursed/waived expenses	83,611

Investment advisory fees voluntarily waived	(7,881)

Net Expenses	75,730

Net Investment Income	241,059

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	19,523
Net realized gain distributions from underlying non-affiliated funds	328
Net realized gains from investment transactions with affiliates	128,206
Net realized losses from investment transactions with non-affiliates	(306,688)

Net realized losses from affiliated and non-affiliated investments	(158,631)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(3,892,318)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(1,267,431)

Net change in unrealized appreciation/(depreciation) from investments	(5,159,749)

Net realized/unrealized losses from affiliated and non-affiliated investments	(5,318,380)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,077,321)

The accompanying notes are an integral part of these financial statements.

28 Annual Report 2008

Statements of Changes in Net Assets

	Nationwide Destination 2015 Fund

	Year Ended	Period Ended
	October 31, 2008	October 31, 2007 (a)

Operations:
Net investment income	$241,059	$5,196
Net realized gains (losses) from investment transactions	(158,631)	737
Net change in unrealized appreciation/(depreciation) from investments	(5,159,749)	54,747

Change in net assets resulting from operations	(5,077,321)	60,680

Distributions to Shareholders From:
Net investment income:
Class A	(7,580)	(3)
Class C	(68)	(3)
Class R1	(9,787)	(3)
Class R2	(119,814)	(3)
Institutional Service Class	(45,344)	(4)
Institutional Class	(33,859)	(3,811)
Net realized gains:
Class A	(29)	–
Class C	(2)	–
Class R1	(2)	–
Class R2	(165)	–
Institutional Service Class	(1)	–
Institutional Class	(539)	–

Change in net assets from shareholder distributions	(217,190)	(3,827)

Change in net assets from capital transactions	24,075,930	1,003,827

Change in net assets	18,781,419	1,060,680

Net Assets:
Beginning of period	1,060,680	–

End of period	$19,842,099	$1,060,680

Accumulated undistributed net investment income at end of period	$28,846	$1,373

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$890,118	$1,000
Dividends reinvested	7,609	3
Cost of shares redeemed	(196,106)	–

Total Class A	701,621	1,003

Class C Shares
Proceeds from shares issued	5,679	1,000
Dividends reinvested	70	3
Cost of shares redeemed	(10)	–

Total Class C	5,739	1,003

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 29

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2015 Fund

	Year Ended	Period Ended
	October 31, 2008	October 31, 2007 (a)

CAPITAL TRANSACTIONS: (continued)
Class R1 Shares
Proceeds from shares issued	$1,719,581	$1,000
Dividends reinvested	9,789	3
Cost of shares redeemed	(155,492)	–

Total Class R1	1,573,878	1,003

Class R2 Shares
Proceeds from shares issued	15,640,395	1,000
Dividends reinvested	119,979	3
Cost of shares redeemed	(1,515,279)	–

Total Class R2	14,245,095	1,003

Institutional Service Class Shares
Proceeds from shares issued	7,344,599	1,000
Dividends reinvested	45,345	4
Cost of shares redeemed	(709,620)	–

Total Institutional Service Class	6,680,324	1,004

Institutional Class Shares
Proceeds from shares issued	895,259	995,000
Dividends reinvested	34,398	3,811
Cost of shares redeemed	(60,384)	–

Total Institutional Class	869,273	998,811

Change in net assets from capital transactions:	$24,075,930	$1,003,827

SHARE TRANSACTIONS:
Class A Shares
Issued	92,478	100
Reinvested	815	–
Redeemed	(20,713)	–

Total Class A Shares	72,580	100

Class C Shares
Issued	575	100
Reinvested	7	–
Redeemed	(1)	–

Total Class C Shares	581	100

Class R1 Shares
Issued	183,811	100
Reinvested	1,069	–
Redeemed	(15,974)	–

Total R1 Shares	168,906	100

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

30 Annual Report 2008

	Nationwide Destination 2015 Fund

	Year Ended	Period Ended
	October 31, 2008	October 31, 2007 (a)
SHARE TRANSACTIONS: (continued)
Class R2 Shares
Issued	1,650,905	100
Reinvested	12,942	–
Redeemed	(169,888)	–

Total R2 Shares	1,493,959	100

Institutional Service Class Shares
Issued	793,403	100
Reinvested	4,923	–
Redeemed	(80,736)	–

Total Institutional Service Class Shares	717,590	100

Institutional Class Shares
Issued	93,972	99,502
Reinvested	3,581	372
Redeemed	(6,232)	–

Total Institutional Class Shares	91,321	99,874

Total change in shares:	2,544,937	100,374

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 31

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2015 Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
	Net Asset		and									Ratio of Net	Expenses
	Value,		Unrealized								Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2008 (f)	$10.56	0.27	(3.08)	(2.81)	(0.23)	(0.01)	(0.24)	$7.51	(27.16%)	$545,547	0.62%	2.88%	0.72%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.54	0.59	(0.03)	–	(0.03)	$10.56	5.94%	$1,061	1.06%	2.92%	1.77%	1.12%

Class C Shares
Year Ended October 31, 2008 (f)	$10.55	0.19	(3.05)	(2.86)	(0.17)	(0.01)	(0.18)	$7.51	(27.56%)	$5,118	1.34%	2.01%	1.45%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.55	0.58	(0.03)	–	(0.03)	$10.55	5.81%	$1,059	1.42%	1.86%	1.42%	1.12%

Class R1 Shares
Year Ended October 31, 2008 (f)	$10.55	0.20	(3.05)	(2.85)	(0.20)	(0.01)	(0.21)	$7.49	(27.49%)	$1,265,457	1.11%	2.21%	1.18%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.55	0.58	(0.03)	–	(0.03)	$10.55	5.81%	$1,059	1.42%	1.86%	1.42%	1.12%

Class R2 Shares
Year Ended October 31, 2008 (f)	$10.56	0.22	(3.06)	(2.84)	(0.22)	(0.01)	(0.23)	$7.49	(27.43%)	$11,194,278	0.98%	2.40%	1.06%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.21	0.38	0.59	(0.03)	–	(0.03)	$10.56	5.94%	$1,076	1.06%	2.23%	1.06%	1.12%

Institutional Service Class Shares
Year Ended October 31, 2008 (f)	$10.56	0.26	(3.07)	(2.81)	(0.23)	(0.01)	(0.24)	$7.51	(27.15%)	$5,392,911	0.59%	2.86%	0.65%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.55	0.60	(0.04)	–	(0.04)	$10.56	5.97%	$1,060	0.71%	2.57%	0.71%	1.12%

32 Annual Report 2008

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2015 Fund (Continued)

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
	Net Asset		and									Ratio of Net	Expenses
	Value,		Unrealized								Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Institutional Class Shares
Year Ended October 31, 2008 (f)	$10.56	0.29	(3.06)	(2.77)	(0.25)	(0.01)	(0.26)	$7.53	(26.80%)	$1,438,788	0.33%	3.02%	0.45%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.55	0.60	(0.04)	–	(0.04)	$10.56	6.00%	$1,055,365	0.33%	2.91%	0.50%	1.12%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.
-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 33

Nationwide Destination 2020 Fund

The Nationwide Target Destination Funds (“Target Funds”) were launched at the end of August 2007, and the period from November 1, 2007, through October 31, 2008, represents the Target Funds’ first full fiscal year. Information on the performance of the Nationwide Destination 2020 Fund during the annual reporting period follows.

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2008, the Nationwide Destination 2020 Fund (Class A at NAV) registered

-29.28% versus -22.88% for its benchmark, the Dow Jones (DJ) Target 2020 Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Mixed-Asset Target 2020 Funds (consisting of 144 funds as of October 31, 2008) was -32.57% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Vanguard Short Term Bond ETF and the Nationwide Money Market Fund (with allocations within the Fund of approximately 8% and 2%, respectively) provided the most positive returns for the Fund, gaining 3.60% and 2.65%, respectively, during the reporting period. As risk aversion in the U.S. bond market grew throughout the period, the Vanguard Short Term Bond ETF benefited from a large allocation to U.S. Treasury and Agency bonds (67% of the Fund at the end of the period) and high-credit-quality bonds (75% of the Fund rated AAA by Moody’s Investors Service at the end of the period).

What areas of investment detracted from Fund performance?

The declines posted by the Nationwide S&P 500 Index Fund, with -36.25%, and the Nationwide International Index Fund, with -46.44% (whose allocations within the Fund are approximately 26% and 17%, respectively) proved to be the largest negative contributors to the Fund as a whole during the reporting period. All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded negative performance for the reporting period. Although each sector lost ground, the strongest performers among the sectors were consumer staples, with -11.85%; health care, with -23.96%; and utilities, with -29.02%. The weakest sector performers were financials, with -52.09%; information technology, with -41.21%; and materials, with -41.18%. Similarly, all 10 sectors and 21 countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index recorded negative returns for the reporting period. Although each sector lost ground, the strongest-performing sectors included health care, with -20.52%; utilities, with -30.84%; and consumer staples, with -31.86%. As for country allocations within the Fund, the highest returns during the reporting period (although significantly negative) were, Switzerland, with -32.30%; Japan, with -37.50%; and France, with -46.29%.

What is your outlook for the near term?

We have experienced several months of unprecedented market declines with no apparent end in sight. Governments around the world have come to the rescue of some of the largest and best-known financial firms. October 2008 witnessed even steeper market declines and volatility at or near all-time high levels. The U.S. economy has slowed dramatically since 2007 and near-term prospects are not good. Many investors have run for cover in the hope that this latest wave of market declines – spawned by the many problems that surfaced in 2007 in the housing and mortgage markets – will not erode their capital further. Given the continuing crisis in the global equity and credit markets, the investment outlook for the near term is relatively bleak.

We believe that the ongoing market turbulence underscores the critical importance of investing for the long term in a broadly diversified solution such as the Nationwide Target Destination Funds. By combining underlying investments in up to 14 distinct asset classes that typically behave differently under various market conditions, it is possible for the Target Funds to achieve higher risk-adjusted returns than those that could be achieved with a less-diversified portfolio of investments over the long term.

The table on the next page lists the target allocation for each of the Fund’s underlying investments as of October 31, 2008, and how each underlying fund performed during the reporting period.

34 Annual Report 2008

Nationwide Target Destination 2020 Fund
Performance of Underlying Investments for the 12 Months Ended October 31, 2008

		Target	12-Month
Asset Class	Underlying Investment	Allocation*	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	26%	-36.25%

International Stocks	Nationwide International Index Fund	17%	-46.44%

Intermediate-Term Bonds	Nationwide Bond Index	16%	0.03%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	10%	-36.63%

Small-Cap Stocks	Nationwide Small Cap Index Fund	6%	-34.45%

Inflation-Protected Bonds	iShares Lehman TIPS Bond Fund (ETF)	9%	-4.22%

Short-Term Bonds	Vanguard Short Term Bond Funds	5%	3.60%

Commodity Stocks	Credit Suisse Commodity Strategy Return Fund	4%	-27.08%

Emerging Market Stocks	Vanguard Emerging Markets Fund (ETF)	3%	-56.62%

Domestic REITS	Vanguard REIT (ETF)	2%	-39.69%

International REITS	SPDRs DJ Wilshire International Real Estate	1%	-54.97%
	(ETF)

Money Market Investments	Nationwide Money Market fund	1%	2.64%

*	Fund target allocations are as of October 31, 2008.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares (or equivalent class, except for Credit Suisse – Common Shares – and exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Portfolio Manager:
Thomas R. Hickey, Jr., Nationwide Fund Advisors

2008 Annual Report 35

Fund Performance	Nationwide Destination 2020 Fund

Average Annual Total Return
(For period ended October 31, 2008)

				Gross	Net
		One		Expense	Expense
		Year	Inception[1]	Ratio*	Ratio*

Class A	w/o SC5	-29.28%	-21.56%	1.32%	1.15%
	w/SC3	-33.46%	-25.52%

Class C	w/o SC5	-29.87%	-22.20%	1.82%	1.65%
	w/SC4	-30.55%	-22.20%

Class R1[2]		-29.50%	-21.86%	1.72%	1.55%

Class R2[2]		-29.53%	-21.81%	1.57%	1.40%

Institutional Service Class[2]		-29.23%	-21.51%	1.07%	0.90%

Institutional Class[2]		-28.98%	-21.25%	0.82%	0.65%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on August 30, 2007.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2020 Fund, Dow Jones Target 2020 Index(a), the Dow Jones Wilshire 5000 Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes - stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Lehman Brothers subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Dow Jones Wilshire 5000 Index is an unmanaged, market capitalization-weighted index of all U.S.-headquartered

36 Annual Report 2008

equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

(c)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Annual Report 37

Shareholder	Nationwide Destination 2020 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2008

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2020 Fund			05/01/08	10/31/08	05/01/08 - 10/31/08[a]	05/01/08 - 10/31/08[a]

Class A Shares	Actual		1,000.00	742.03	2.74	0.63
	Hypothetical	[b]	1,000.00	1,021.99	3.19	0.63

Class C Shares	Actual		1,000.00	738.19	5.80	1.33
	Hypothetical	[b]	1,000.00	1,018.46	6.76	1.33

Class R1 Shares	Actual		1,000.00	740.47	4.27	0.98
	Hypothetical	[b]	1,000.00	1,020.23	4.97	0.98

Class R2 Shares	Actual		1,000.00	740.00	4.34	0.99
	Hypothetical	[b]	1,000.00	1,020.14	5.06	0.99

Institutional Service Class Shares	Actual		1,000.00	742.24	2.56	0.58
	Hypothetical	[b]	1,000.00	1,022.20	2.97	0.58

Institutional Class Shares	Actual		1,000.00	742.85	1.43	0.33
	Hypothetical	[b]	1,000.00	1,023.50	1.66	0.33

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

38 Annual Report 2008

Portfolio Summary	Nationwide Destination 2020 Fund
October 31, 2008

Asset Allocation

Mutual Funds	79.8%
Exchange Traded Funds	20.1%
Other assets in excess of liabilities	0.1%

100.0%

Top Industries

Equity Funds	66.5%
Fixed Income Funds	32.3%
Money Market Fund	1.1%
Other	0.1%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	26.2%
Nationwide Bond Index Fund, Institutional Class	17.6%
Nationwide International Index Fund, Institutional Class	16.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	9.5%
iShares Lehman U.S. Treasury Inflation Protected Securities Fund	9.2%
Nationwide Small Cap Index Fund, Institutional Class	5.7%
Vanguard Short-Term Bond Fund	5.5%
Credit Suisse Commodity Return Strategy Fund	3.7%
Vanguard Emerging Markets Fund	2.8%
Vanguard REIT Fund	1.7%
Other	2.1%

100.0%

2008 Annual Report 39

Statement of Investments
October 31, 2008

Nationwide Destination 2020 Fund

Mutual Funds 79.8%

	Shares	Value

Equity Funds 61.1%
Credit Suisse Commodity Return Strategy Fund	87,212	$750,892
Nationwide International Index Fund, Institutional Class(a)	518,378	3,291,700
Nationwide Mid Cap Market Index Fund, Institutional Class(a)	195,128	1,943,470
Nationwide S&P 500 Index Fund, Institutional Class(a)	661,176	5,375,360
Nationwide Small Cap Index Fund, Institutional Class(a)	140,606	1,171,246

		12,532,668

Fixed Income Fund 17.6%(a)
Nationwide Bond Index Fund, Institutional Class	349,654	3,604,928

Money Market Fund 1.1%(a)
Nationwide Money Market Fund, Institutional Class	232,941	232,941

Total Mutual Funds		16,370,537

Exchange Traded Funds 20.1%

	Shares	Value

Equity Funds 5.4%
SPDR Dow Jones Wilshire International Real Estate Fund	6,350	180,975
Vanguard Emerging Markets Fund	22,299	562,158
Vanguard REIT Fund	8,495	352,627

		1,095,760

Fixed Income Funds 14.7%
iShares Lehman U.S. Treasury Inflation Protected Securities Fund	20,507	1,888,695
Vanguard Short-Term Bond Fund	14,984	1,129,344

		3,018,039

Total Exchange Traded Funds		4,113,799

Total Investments (Cost $26,194,017) (b) — 99.9%		20,484,336
Other assets in excess of liabilities — 0.1%		20,661

NET ASSETS — 100.0%		$20,504,997

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation / (depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

40 Annual Report 2008

Statement of Assets and Liabilities
October 31, 2008

Nationwide Destination 2020 Fund

Assets:
Investments, at value (cost $6,109,944)	$4,864,691
Investments in affiliates, at value (cost $20,084,073 )	15,619,645

Total Investments	20,484,336

Cash	105,868
Dividends receivable from affiliates	13,599
Receivable for capital shares issued	114,066

Total Assets	20,717,869

Liabilities:
Payable for investments purchased	200,990
Payable for capital shares redeemed	111
Accrued expenses and other payables:
Investment advisory fees	5,013
Distribution fees	5,555
Administrative servicing fees	1,203

Total Liabilities	212,872

Net Assets	$20,504,997

Represented by:
Capital	$26,236,277
Accumulated undistributed net investment income	24,849
Accumulated net realized losses from investment transactions	(46,448)
Net unrealized appreciation/(depreciation) from investments in affiliates	(4,464,428)
Net unrealized appreciation/(depreciation) from investments in non-affiliates	(1,245,253)

Net Assets	$20,504,997

Net Assets:
Class A Shares	$2,080,684
Class C Shares	262,633
Class R1	1,731,253
Class R2	10,139,899
Institutional Service Class Shares	4,003,810
Institutional Class Shares	2,286,718

Total	$20,504,997

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 41

Statement of Assets and Liabilities (Continued)

Nationwide Destination 2020 Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	284,009
Class C Shares	36,038
Class R1 Shares	236,274
Class R2 Shares	1,386,851
Institutional Service Class Shares	546,513
Institutional Class Shares	311,579

Total	2,801,264

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$7.33
Class C Shares (a)	$7.29
Class R1 Shares	$7.33
Class R2 Shares	$7.31
Institutional Service Class Shares	$7.33
Institutional Class Shares	$7.34
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.78

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares half less than one year.

The accompanying notes are an integral part of these financial statements.

42 Annual Report 2008

Statement of Operations
For the Year Ended October 31, 2008

Nationwide
Destination 2020
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$216,618
Dividend income	116,549
Interest income	28

Total Income	333,195

Expenses:
Investment advisory fees	44,792
Distribution fees Class A	3,829
Distribution fees Class C	304
Distribution fees Class R1	4,546
Distribution fees Class R2	26,989
Administrative servicing fees Class A	1,685
Administrative servicing fees Class R1	388
Administrative servicing fees Class R2	9,740
Administrative servicing fees Institutional Service Class	3,546

Total expenses before reimbursed/waived expenses	95,819

Investment advisory fees voluntarily waived	(9,862)

Net Expenses	85,957

Net Investment Income	247,238

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	23,759
Net realized gain distributions from underlying non-affiliated funds	20
Net realized gains from investment transactions with affiliates	26,016
Net realized losses from investment transactions with non-affiliates	(92,715)

Net realized losses from affiliated and non-affiliated investments	(42,920)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(4,507,904)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(1,261,212)

Net change in unrealized appreciation/(depreciation) from investments	(5,769,116)

Net realized/unrealized losses from affiliated and non-affiliated investments	(5,812,036)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,564,798)

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 43

Statements of Changes in Net Assets

	Nationwide Destination 2020 Fund

	Year Ended	Period Ended
	October 31, 2008	October 31, 2007(a)

Operations:
Net investment income	$247,238	$4,977
Net realized gains (losses) from investment transactions	(42,920)	1,251
Net change in unrealized appreciation/(depreciation) from investments	(5,769,116)	59,435

Change in net assets resulting from operations	(5,564,798)	65,663

Distributions to Shareholders From:
Net investment income:
Class A	(30,452)	(3)
Class C	(817)	(3)
Class R1	(13,184)	(3)
Class R2	(102,759)	(3)
Institutional Service Class	(36,442)	(4)
Institutional Class	(43,404)	(3,867)
Net realized gains:
Class A	(246)	–
Class C	(1)	–
Class R1	(1)	–
Class R2	(204)	–
Institutional Service Class	(1)	–
Institutional Class	(798)	–

Change in net assets from shareholder distributions	(228,309)	(3,883)

Change in net assets from capital transactions	25,174,704	1,061,620

Change in net assets	19,381,597	1,123,400

Net Assets:
Beginning of period	1,123,400	–

End of period	$20,504,997	$1,123,400

Accumulated undistributed net investment income at end of period	$24,849	$1,103

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,805,820	$45,456
Dividends reinvested	30,675	3
Cost of shares redeemed	(157,992)	–

Total Class A	2,678,503	45,459

Class C Shares
Proceeds from shares issued	309,717	1,000
Dividends reinvested	818	3
Cost of shares redeemed	–	–

Total Class C	310,535	1,003

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

44 Annual Report 2008

	Nationwide Destination 2020 Fund

	Year Ended	Period Ended
	October 31, 2008	October 31, 2007(a)

CAPITAL TRANSACTIONS: (continued)
Class R1 Shares
Proceeds from shares issued	$2,452,484	$1,000
Dividends reinvested	13,185	3
Cost of shares redeemed	(320,516)	–

Total Class R1	2,145,153	1,003

Class R2 Shares
Proceeds from shares issued	13,617,431	14,286
Dividends reinvested	102,962	3
Cost of shares redeemed	(745,026)	(5)

Total Class R2	12,975,367	14,284

Institutional Service Class Shares
Proceeds from shares issued	5,182,334	1,000
Dividends reinvested	36,442	4
Cost of shares redeemed	(167,925)	–

Total Institutional Service Class	5,050,851	1,004

Institutional Class Shares
Proceeds from shares issued	2,024,673	995,000
Dividends reinvested	44,202	3,867
Cost of shares redeemed	(54,580)	–

Total Institutional Class	2,014,295	998,867

Change in net assets from capital transactions:	$25,174,704	$1,061,620

SHARE TRANSACTIONS:
Class A Shares
Issued	293,724	4,390
Reinvested	3,287	–
Redeemed	(17,392)	–

Total Class A Shares	279,619	4,390

Class C Shares
Issued	35,846	100
Reinvested	92	–
Redeemed	–	–

Total Class C Shares	35,938	100

Class R1 Shares
Issued	267,817	100
Reinvested	1,445	–
Redeemed	(33,088)	–

Total R1 Shares	236,174	100

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 45

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2020 Fund

	Year Ended	Period Ended
	October 31, 2008	October 31, 2007(a)

SHARE TRANSACTIONS: (continued)
Class R2 Shares
Issued	1,453,341	1,368
Reinvested	11,159	–
Redeemed	(79,017)	–

Total R2 Shares	1,385,483	1,368

Institutional Service Class Shares
Issued	564,187	100
Reinvested	3,999	–
Redeemed	(21,773)	–

Total Institutional Service Class Shares	546,413	100

Institutional Class Shares
Issued	213,028	99,501
Reinvested	4,670	377
Redeemed	(5,997)	–

Total Institutional Class Shares	211,701	99,878

Total change in shares:	2,695,328	105,936

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

46 Annual Report 2008

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2020 Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
	Net Asset		and									Ratio of Net	Expenses
	Value,		Unrealized								Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2008 (f)	$10.60	0.22	(3.27)	(3.05)	(0.21)	(0.01)	(0.22)	$7.33	(29.28%)	$2,080,684	0.69%	2.37%	0.80%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.01	0.62	0.63	(0.03)	–	(0.03)	$10.60	6.35%	$46,521	0.85%	0.36%	1.09%	1.99%

Class C Shares
Year Ended October 31, 2008 (f)	$10.59	0.12	(3.24)	(3.12)	(0.17)	(0.01)	(0.18)	$7.29	(29.87%)	$262,633	1.33%	1.52%	1.34%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.59	0.62	(0.03)	–	(0.03)	$10.59	6.22%	$1,062	1.41%	1.62%	1.41%	1.99%

Class R1 Shares
Year Ended October 31, 2008 (f)	$10.59	0.19	(3.27)	(3.08)	(0.17)	(0.01)	(0.18)	$7.33	(29.50%)	$1,731,253	1.03%	2.11%	1.12%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.59	0.62	(0.03)	–	(0.03)	$10.59	6.22%	$1,062	1.41%	1.62%	1.41%	1.99%

Class R2 Shares
Year Ended October 31, 2008 (f)	$10.60	0.19	(3.27)	(3.08)	(0.20)	(0.01)	(0.21)	$7.31	(29.53%)	$10,139,899	1.01%	2.08%	1.10%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.01	0.62	0.63	(0.03)	–	(0.03)	$10.60	6.35%	$14,496	0.88%	0.47%	1.03%	1.99%

Institutional Service Class Shares
Year Ended October 31, 2008 (f)	$10.60	0.24	(3.28)	(3.04)	(0.22)	(0.01)	(0.23)	$7.33	(29.23%)	$4,003,810	0.58%	2.66%	0.65%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.60	0.64	(0.04)	–	(0.04)	$10.60	6.38%	$1,064	0.71%	2.33%	0.71%	1.99%

2008 Annual Report 47

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2020 Fund (Continued)

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
	Net Asset		and									Ratio of Net	Expenses
	Value,		Unrealized								Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Institutional Class Shares
Year Ended October 31, 2008 (f)	$10.60	0.27	(3.28)	(3.01)	(0.24)	(0.01)	(0.25)	$7.34	(28.98%)	$2,286,718	0.33%	2.85%	0.43%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.59	0.64	(0.04)	–	(0.04)	$10.60	6.40%	$1,059,195	0.33%	2.79%	0.50%	1.99%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.
-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

48 Annual Report 2008

Nationwide Destination 2025 Fund

The Nationwide Target Destination Funds (“Target Funds”) were launched at the end of August 2007, and the period from November 1, 2007, through October 31, 2008, represents the Target Funds’ first full fiscal year. Information on the performance of the Nationwide Destination 2025 Fund during the annual reporting period follows.

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2008, the Nationwide Destination 2025 Fund (Class A at NAV) registered

-31.43% versus -27.03% for its benchmark, the Dow Jones (DJ) Target 2025 Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Mixed-Asset Target 2025 Funds (consisting of 87 funds as of October 31, 2008) was -35.31% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Vanguard Short Term Bond ETF and the Nationwide Money Market Fund (with allocations within the Fund of approximately 3% and 1%, respectively) provided the most positive relative returns for the Fund, gaining 3.60% and 265%, respectively, during the reporting period. As risk aversion in the U.S. bond market grew throughout the period, the Vanguard Short Term Bond ETF benefited from a large allocation to U.S. Treasury and Agency bonds (67% of the Fund at the end of the period) and high-credit-quality bonds (75% of the Fund rated AAA by Moody’s Investors Service at the end of the period).

What areas of investment detracted from Fund performance?

The declines posted by the Nationwide S&P 500 Index Fund, with -36.25%, and the Nationwide International Index Fund, with -46.44% (whose allocations within the Fund are approximately 28% and 18%, respectively) proved to be the largest negative contributors to the Fund as a whole during the reporting period. All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded negative performance for the reporting period. Although each sector lost ground, the strongest performers among the sectors were consumer staples, with -11.85%; health care, with -23.96%; and utilities, with -29.02%. The weakest sector performers were financials, with -52.09%; information technology, with -41.21%; and materials, with -41.18%. Similarly, all 10 sectors and 21 countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index recorded negative returns for the reporting period. Although each sector lost ground, the strongest-performing sectors included health care, with -20.52%; utilities, with -30.84%; and consumer staples, with -31.86%. As for country allocations within the Fund, the highest returns during the reporting period (although significantly negative) were Switzerland, with -32.30%; Japan, with -37.50%; and France, with -46.29%.

What is your outlook for the near term?

We have experienced several months of unprecedented market declines with no apparent end in sight. Governments around the world have come to the rescue of some of the largest and best-known financial firms. October 2008 witnessed even steeper market declines and volatility at or near all-time high levels. The U.S. economy has slowed dramatically since 2007 and near-term prospects are not good. Many investors have run for cover in the hope that this latest wave of market declines – spawned by the many problems that surfaced in 2007 in the housing and mortgage markets – will not erode their capital further. Given the continuing crisis in the global equity and credit markets, the investment outlook for the near term is relatively bleak.

We believe that the ongoing market turbulence underscores the critical importance of investing for the long term in a broadly diversified solution such as the Nationwide Target Destination Funds. By combining underlying investments in up to 14 distinct asset classes that typically behave differently under various market conditions, it is possible for the Target Funds to achieve higher risk-adjusted returns than those that could be achieved with a less-diversified portfolio of investments over the long term.

The table on the next page lists the target allocation for each of the Fund’s underlying investments as of October 31, 2008, and how each underlying fund performed during the reporting period.

2008 Annual Report 49

Nationwide Destination 2025 Fund
(Continued)

Nationwide Target Destination 2025 Fund
Performance of Underlying Investments for the 12 Months Ended October 31, 2008

		Target	12-Month
Asset Class	Underlying Investment	Allocation*	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	28%	-36.25%

International Stocks	Nationwide International Index Fund	18%	-46.44%

Intermediate-Term Bonds	Nationwide Bond Index	13%	0.03%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	12%	-36.63%

Small-Cap Stocks	Nationwide Small Cap Index Fund	8%	-34.45%

Inflation-Protected Bonds	iShares Lehman TIPS Bond Fund (ETF)	7%	-4.22%

Commodity Stocks	Credit Suisse Commodity Strategy Return Fund	4%	-27.08%

Short-Term Bonds	Vanguard Short Term Bond Funds	3%	3.60%

Emerging Market Stocks	Vanguard Emerging Markets Fund (ETF)	3%	-56.62%

Domestic REITS	Vanguard REIT (ETF)	2%	-39.69%

International REITS	SPDRs DJ Wilshire International Real Estate (ETF)	1%	-54.97%

Money Market Investments	Nationwide Money Market fund	1%	2.64%

*	Fund target allocations are as of October 31, 2008.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares (or equivalent class, except for Credit Suisse – Common Shares – and exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Portfolio Manager:
Thomas R. Hickey, Jr., Nationwide Fund Advisors

50 Annual Report 2008

Fund Performance	Nationwide Destination 2025 Fund

Average Annual Total Return
(For period ended October 31, 2008)

				Gross	Net
		One		Expense	Expense
		Year	Inception[1]	Ratio*	Ratio*

Class A	w/o SC5	-31.43%	-23.37%	1.30%	1.13%
	w/SC3	-35.48%	-27.23%

Class C	w/o SC5	-31.83%	-23.77%	1.80%	1.63%
	w/SC4	-32.50%	-23.77%

Class R1[2]		-31.76%	-23.69%	1.70%	1.53%

Class R2[2]		-31.69%	-23.55%	1.55%	1.38%

Institutional Service Class[2]		-31.57%	-23.42%	1.05%	0.88%

Institutional Class[2]		-31.22%	-23.07%	0.80%	0.63%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on August 30, 2007.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2025 Fund, Dow Jones Target 2025 Index(a), the Dow Jones Wilshire 5000 Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes - stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Lehman Brothers subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Dow Jones Wilshire 5000 Index is an unmanaged, market capitalization-weighted index of all U.S.-headquartered

2008 Annual Report 51

Fund Performance	Nationwide Destination 2025 Fund
Continued

equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

(c)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

52 Annual Report 2008

Shareholder	Nationwide Destination 2025 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2008

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2025 Fund			05/01/08	10/31/08	05/01/08 - 10/31/08[a]	05/01/08 - 10/31/08[a]

Class A Shares	Actual		1,000.00	725.34	2.17	0.50
	Hypothetical	[b]	1,000.00	1,022.62	2.54	0.50

Class C Shares	Actual		1,000.00	723.77	5.73	1.32
	Hypothetical	[b]	1,000.00	1,018.49	6.73	1.32

Class R1 Shares	Actual		1,000.00	724.79	4.31	0.99
	Hypothetical	[b]	1,000.00	1,020.14	5.06	0.99

Class R2 Shares	Actual		1,000.00	724.17	3.78	0.87
	Hypothetical	[b]	1,000.00	1,020.75	4.44	0.87

Institutional Service Class Shares	Actual		1,000.00	742.93	2.49	0.57
	Hypothetical	[b]	1,000.00	1,022.25	2.92	0.57

Institutional Class Shares	Actual		1,000.00	726.62	1.42	0.33
	Hypothetical	[b]	1,000.00	1,023.50	1.66	0.33

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Annual Report 53

Portfolio Summary	Nationwide Destination 2025 Fund
October 31, 2008

Asset Allocation

Mutual Funds	84.0%
Exchange Traded Funds	16.0%
Other assets in excess of liabilities	0.0%

100.0%

Top Industries

Equity Funds	74.1%
Fixed Income Funds	24.8%
Money Market Fund	1.1%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	28.5%
Nationwide International Index Fund, Institutional Class	17.2%
Nationwide Bond Index Fund, Institutional Class	14.3%
Nationwide Mid Cap Market Index Fund, Institutional Class	11.5%
Nationwide Small Cap Index Fund, Institutional Class	7.7%
iShares Lehman U.S. Treasury Inflation Protected Securities Fund	7.2%
Credit Suisse Commodity Return Strategy Fund	3.7%
Vanguard Short-Term Bond Fund	3.3%
Vanguard Emerging Markets Fund	2.8%
Vanguard REIT Fund	1.8%
Other	2.0%

100.0%

54 Annual Report 2008

Statement of Investments
October 31, 2008

Nationwide Destination 2025 Fund

Mutual Funds 84.0%

	Shares	Value

Equity Funds 68.6%
Credit Suisse Commodity Return Strategy Fund	77,175	$664,473
Nationwide International Index Fund, Institutional Class(a)	487,454	3,095,333
Nationwide Mid Cap Market Index Fund, Institutional Class(a)	208,371	2,075,377
Nationwide S&P 500 Index Fund, Institutional Class(a)	630,587	5,126,673
Nationwide Small Cap Index Fund, Institutional Class(a)	166,772	1,389,208

		12,351,064

Fixed Income Fund 14.3%(a)
Nationwide Bond Index Fund, Institutional Class	248,558	2,562,628

Money Market Fund 1.1%(a)
Nationwide Money Market Fund, Institutional Class	203,690	203,690

Total Mutual Funds		15,117,382

Exchange Traded Funds 16.0%

	Shares	Value

Equity Funds 5.5%
SPDR Dow Jones Wilshire International Real Estate Fund	5,693	162,250
Vanguard Emerging Markets Fund	20,036	505,108
Vanguard REIT Fund	7,651	317,592

		984,950

Fixed Income Funds 10.5%
iShares Lehman U.S. Treasury Inflation Protected Securities Fund	14,043	1,293,360
Vanguard Short-Term Bond Fund	7,891	594,745

		1,888,105

Total Exchange Traded Funds		2,873,055

Total Investments (Cost $23,155,014) (b) — 100.0%		17,990,437
Other assets in excess of liabilities — 0.0%		3,698

NET ASSETS — 100.0%		$17,994,135

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation / (depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 55

Statement of Assets and Liabilities
October 31, 2008

Nationwide Destination 2025 Fund

Assets:
Investments, at value (cost $4,530,288)	$3,537,529
Investments in affiliates, at value (cost $18,624,726 )	14,452,908

Total Investments	17,990,437

Cash	82,266
Dividends receivable from affiliates	9,402
Receivable for capital shares issued	32,250
Prepaid expenses and other assets	2,547

Total Assets	18,116,902

Liabilities:
Payable for investments purchased	113,044
Payable for capital shares redeemed	72
Accrued expenses and other payables:
Investment advisory fees	4,160
Distribution fees	5,491

Total Liabilities	122,767

Net Assets	$17,994,135

Represented by:
Capital	$23,238,509
Accumulated undistributed net investment income	18,404
Accumulated net realized losses from investment transactions	(98,201)
Net unrealized appreciation/(depreciation) from investments in affiliates	(4,171,818)
Net unrealized appreciation/(depreciation) from investments in non-affiliates	(992,759)

Net Assets	$17,994,135

Net Assets:
Class A Shares	$1,020,031
Class C Shares	92,946
Class R1	2,129,817
Class R2	10,901,731
Institutional Service Class Shares	2,675,193
Institutional Class Shares	1,174,417

Total	$17,994,135

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	142,867
Class C Shares	13,043
Class R1 Shares	298,439
Class R2 Shares	1,528,853
Institutional Service Class Shares	374,953
Institutional Class Shares	164,248

Total	2,522,403

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$7.14
Class C Shares (a)	$7.13
Class R1 Shares	$7.14
Class R2 Shares	$7.13
Institutional Service Class Shares	$7.13
Institutional Class Shares	$7.15

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares half less than one year.

The accompanying notes are an integral part of these financial statements.

56 Annual Report 2008

Nationwide Destination 2025 Fund

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.58

Maximum Sales Charge:
Class A Shares	5.75%

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 57

Statement of Operations
For the Year Ended October 31, 2008

Nationwide
Destination 2025
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$192,257
Dividend income	84,503
Interest income	44

Total Income	276,804

Expenses:
Investment advisory fees	41,113
Distribution fees Class A	1,203
Distribution fees Class C	238
Distribution fees Class R1	7,444
Distribution fees Class R2	29,786
Administrative servicing fees Class R1	739
Administrative servicing fees Class R2	5,367
Administrative servicing fees Institutional Service Class	2,133

Total expenses before reimbursed/waived expenses	88,023

Investment advisory fees voluntarily waived	(9,267)

Net Expenses	78,756

Net Investment Income	198,048

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	37,179
Net realized gain distributions from underlying non-affiliated funds	21
Net realized gains from investment transactions with affiliates	62,118
Net realized losses from investment transactions with non-affiliates	(191,573)

Net realized losses from affiliated and non-affiliated investments	(92,255)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(4,218,048)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(1,010,658)

Net change in unrealized appreciation/(depreciation) from investments	(5,228,706)

Net realized/unrealized losses from affiliated and non-affiliated investments	(5,320,961)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,122,913)

The accompanying notes are an integral part of these financial statements.

58 Annual Report 2008

Statements of Changes in Net Assets

	Nationwide Destination 2025 Fund

	Year Ended
	October 31, 2008	Period Ended October 31, 2007(a)

Operations:
Net investment income	$198,048	$4,585
Net realized gains(losses) from investment transactions	(92,255)	783
Net change in unrealized appreciation/(depreciation) from investments	(5,228,706)	64,129

Change in net assets resulting from operations	(5,122,913)	69,497

Distributions to Shareholders From:
Net investment income:
Class A	(10,560)	(3)
Class C	(722)	(3)
Class R1	(18,886)	(3)
Class R2	(105,833)	(3)
Institutional Service Class	(20,248)	(4)
Institutional Class	(30,121)	(3,834)
Net realized gains:
Class A	(70)	–
Class C	–	–
Class R1	–	–
Class R2	(342)	–
Institutional Service Class	–	–
Institutional Class	(370)	–

Change in net assets from shareholder distributions	(187,152)	(3,850)

Change in net assets from capital transactions	22,221,627	1,016,926

Change in net assets	16,911,562	1,082,573

Net Assets:
Beginning of period	1,082,573	–

End of period	$17,994,135	$1,082,573

Accumulated undistributed net investment income at end of period	$18,404	$740

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,348,474	$14,076
Dividends reinvested	10,630	3
Cost of shares redeemed	(91,667)	–

Total Class A	1,267,437	14,079

Class C Shares
Proceeds from shares issued	116,977	1,000
Dividends reinvested	722	3
Cost of shares redeemed	–	–

Total Class C	117,699	1,003

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 59

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2025 Fund

	Year Ended
	October 31, 2008	Period Ended October 31, 2007(a)

CAPITAL TRANSACTIONS: (continued)
Class R1 Shares
Proceeds from shares issued	$3,348,171	$1,000
Dividends reinvested	18,886	3
Cost of shares redeemed	(558,069)	–

Total Class R1	2,808,988	1,003

Class R2 Shares
Proceeds from shares issued	14,740,275	1,000
Dividends reinvested	106,174	3
Cost of shares redeemed	(822,484)	–

Total Class R2	14,023,965	1,003

Institutional Service Class Shares
Proceeds from shares issued	3,500,018	1,000
Dividends reinvested	20,248	4
Cost of shares redeemed	(134,385)	–

Total Institutional Service Class	3,385,881	1,004

Institutional Class Shares
Proceeds from shares issued	803,522	995,000
Dividends reinvested	30,491	3,834
Cost of shares redeemed	(216,356)	–

Total Institutional Class	617,657	998,834

Change in net assets from capital transactions:	$22,221,627	$1,016,926

SHARE TRANSACTIONS:
Class A Shares
Issued	151,217	1,344
Reinvested	1,149	–
Redeemed	(10,843)	–

Total Class A Shares	141,523	1,344

Class C Shares
Issued	12,862	100
Reinvested	81	–
Redeemed	–	–

Total Class C Shares	12,943	100

Class R1 Shares
Issued	357,995	100
Reinvested	2,089	–
Redeemed	(61,745)	–

Total R1 Shares	298,339	100

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

60 Annual Report 2008

	Nationwide Destination 2025 Fund

	Year Ended
	October 31, 2008	Period Ended October 31, 2007(a)

SHARE TRANSACTIONS: (continued)
Class R2 Shares
Issued	1,607,098	100
Reinvested	11,549	–
Redeemed	(89,894)	–

Total R2 Shares	1,528,753	100

Institutional Service Class Shares
Issued	388,290	100
Reinvested	2,242	–
Redeemed	(15,679)	–

Total Institutional Service Class Shares	374,853	100

Institutional Class Shares
Issued	83,227	99,501
Reinvested	3,196	373
Redeemed	(22,049)	–

Total Institutional Class Shares	64,374	99,874

Total change in shares:	2,420,785	101,618

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 61

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2025 Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
	Net Asset		and									Ratio of Net	Expenses
	Value,		Unrealized								Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2008 (f)	$10.64	0.21	(3.51)	(3.30)	(0.20)	–	(0.20)	$7.14	(31.43%)	$1,020,031	0.58%	2.34%	0.67%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.01	0.66	0.67	(0.03)	–	(0.03)	$10.64	6.74%	$14,300	0.88%	0.37%	1.23%	0.96%

Class C Shares
Year Ended October 31, 2008 (f)	$10.64	0.19	(3.54)	(3.35)	(0.16)	–	(0.16)	$7.13	(31.83%)	$92,946	1.33%	2.27%	1.38%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.64	0.67	(0.03)	–	(0.03)	$10.64	6.72%	$1,067	1.41%	1.50%	1.41%	0.96%

Class R1 Shares
Year Ended October 31, 2008 (f)	$10.64	0.16	(3.50)	(3.34)	(0.16)	–	(0.16)	$7.14	(31.76%)	$2,129,817	1.04%	1.78%	1.13%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.64	0.67	(0.03)	–	(0.03)	$10.64	6.72%	$1,067	1.41%	1.50%	1.41%	0.96%

Class R2 Shares
Year Ended October 31, 2008 (f)	$10.65	0.17	(3.50)	(3.33)	(0.19)	–	(0.19)	$7.13	(31.69%)	$10,901,731	0.92%	1.91%	1.01%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.65	0.68	(0.03)	–	(0.03)	$10.65	6.84%	$1,068	1.06%	1.86%	1.06%	0.96%

Institutional Service Class Shares
Year Ended October 31, 2008 (f)	$10.65	0.21	(3.52)	(3.31)	(0.21)	–	(0.21)	$7.13	(31.57%)	$2,675,193	0.57%	2.39%	0.63%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.65	0.69	(0.04)	–	(0.04)	$10.65	6.87%	$1,070	0.70%	2.21%	0.70%	0.96%

62 Annual Report 2008

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2025 Fund (Continued)

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
	Net Asset		and									Ratio of Net	Expenses
	Value,		Unrealized								Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Institutional Class Shares
Year Ended October 31, 2008 (f)	$10.65	0.23	(3.50)	(3.27)	(0.23)	–	(0.23)	$7.15	(31.22%)	$1,174,417	0.33%	2.47%	0.45%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.64	0.69	(0.04)	–	(0.04)	$10.65	6.90%	$1,064,001	0.33%	2.57%	0.50%	0.96%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.
-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 63

Nationwide Destination 2030 Fund

The Nationwide Target Destination Funds (“Target Funds”) were launched at the end of August 2007, and the period from November 1, 2007, through October 31, 2008, represents the Target Funds’ first full fiscal year. Information on the performance of the Nationwide Destination 2030 Fund during the annual reporting period follows.

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2008, the Nationwide Destination 2030 Fund (Class A at NAV) registered

-34.43% versus -30.54% for its benchmark, the Dow Jones (DJ) Target 2030 Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Mixed-Asset Target 2030 Funds (consisting of 141 funds as of October 31, 2008) was -37.32% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Nationwide Money Market Fund and the Nationwide Bond Index Fund (with allocations within the Fund of approximately 1% and 11%, respectively) provided the only positive returns for the Fund, gaining 2.65% and 0.04%, respectively, during the reporting period. The strongest performers in the Barclays Capital U.S. Aggregate Bond Index [formerly Lehman Brothers (LB) U.S. Aggregate Index] during the reporting period were U.S. Treasury, Agency and Agency mortgage-backed securities, which posted gains of 7.76%, 4.68% and 4.62% respectively, for the period. The broad corporate bond sector, however, dropped 13.82% and undermined most of the gains posted by other U.S. bond market sectors.

What areas detracted from Fund performance?

The declines posted by the Nationwide S&P 500 Index Fund, with -36.25%, and the Nationwide International Index Fund, with -46.44% (whose allocations within the Fund are approximately 30% and 21%, respectively) proved to be the largest negative contributors to the Fund as a whole during the reporting period. All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded negative performance for the reporting period. Although each sector lost ground, the strongest performers among the sectors were consumer staples, with -11.85%; health care, with -23.96%; and utilities, with -29.02%. The weakest sector performers were financials, with -52.09%; information technology, with -41.21%; and materials, with -41.18%. Similarly, all 10 sectors and 21 countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index recorded negative returns for the reporting period. Although each sector lost ground, the strongest-performing sectors included health care, with -20.52%; utilities, with -30.84%; and consumer staples, with -31.86%. As for country allocations within the Fund, the highest returns during the reporting period (although significantly negative) were Switzerland, with -32.30%; Japan, with -37.50%; and France, with -46.29%.

What is your outlook for the near term?

We have experienced several months of unprecedented market declines with no apparent end in sight. Governments around the world have come to the rescue of some of the largest and best-known financial firms. October 2008 witnessed even steeper market declines and volatility at or near all-time high levels. The U.S. economy has slowed dramatically since 2007 and near-term prospects are not good. Many investors have run for cover in the hope that this latest wave of market declines – spawned by the many problems that surfaced in 2007 in the housing and mortgage markets – will not erode their capital further. Given the continuing crisis in the global equity and credit markets, the investment outlook for the near term is relatively bleak.

We believe that the ongoing market turbulence underscores the critical importance of investing for the long term in a broadly diversified solution such as the Nationwide Target Destination Funds. By combining underlying investments in up to 14 distinct asset classes that typically behave differently under various market conditions, it is possible for the Target Funds to achieve higher risk-adjusted returns than those that could be achieved with a less-diversified portfolio of investments over the long term.

The table on the next page lists the target allocation for each of the Fund’s underlying investments as of October 31, 2008, and how each underlying fund performed during the reporting period.

64 Annual Report 2008

Nationwide Target Destination 2030 Fund
Performance of Underlying Investments for the 12 Months Ended October 31, 2008

		Target	12-Month
Asset Class	Underlying Investment	Allocation*	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	30%	-36.25%

International Stocks	Nationwide International Index Fund	21%	-46.44%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	13%	-36.63%

Intermediate-Term Bonds	Nationwide Bond Index	11%	0.03%

Small-Cap Stocks	Nationwide Small Cap Index Fund	8%	-34.45%

Commodity Stocks	Credit Suisse Commodity Strategy Return Fund	5%	-27.08%

Inflation-Protected Bonds	iShares Lehman TIPS Bond Fund (ETF)	4%	-4.22%

Emerging Market Stocks	Vanguard Emerging Markets Fund (ETF)	4%	-56.62%

Domestic REITS	Vanguard REIT (ETF)	2%	-39.69%

International REITS	SPDRs DJ Wilshire International Real Estate (ETF)	1%	-54.97%

Money Market Investments	Nationwide Money Market fund	1%	2.64%

*	Fund target allocations are as of October 31, 2008.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares (or equivalent class, except for Credit Suisse – Common Shares – and exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Portfolio Manager:
Thomas R. Hickey, Jr., Nationwide Fund Advisors

2008 Annual Report 65

Fund Performance	Nationwide Destination 2030 Fund

Average Annual Total Return
(For period ended October 31, 2008)

				Gross	Net
		One		Expense	Expense
		Year	Inception[1]	Ratio*	Ratio*

Class A	w/o SC5	-34.43%	-25.76%	1.32%	1.15%
	w/SC3	-38.27%	-29.51%

Class C	w/o SC5	-34.81%	-26.15%	1.82%	1.65%
	w/SC4	-35.46%	-26.15%

Class R1[2]		-34.70%	-26.04%	1.72%	1.55%

Class R2[2]		-34.60%	-25.93%	1.57%	1.40%

Institutional Service Class[2]		-34.46%	-25.72%	1.07%	0.90%

Institutional Class[2]		-34.22%	-25.47%	0.82%	0.65%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on August 30, 2007.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2030 Fund, Dow Jones Target 2030 Index(a), the Dow Jones Wilshire 5000 Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes - stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Lehman Brothers subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Dow Jones Wilshire 5000 Index is an unmanaged, market capitalization-weighted index of all U.S.-headquartered

66 Annual Report 2008

equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

(c)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Annual Report 67

Shareholder	Nationwide Destination 2030 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2008

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2030 Fund			05/01/08	10/31/08	05/01/08 - 10/31/08[a]	05/01/08 - 10/31/08[a]

Class A Shares	Actual		1,000.00	701.72	2.15	0.50
	Hypothetical	[b]	1,000.00	1,022.61	2.56	0.50

Class C Shares	Actual		1,000.00	699.71	5.66	1.33
	Hypothetical	[b]	1,000.00	1,018.47	6.75	1.33

Class R1 Shares	Actual		1,000.00	700.27	5.09	1.19
	Hypothetical	[b]	1,000.00	1,019.15	6.06	1.19

Class R2 Shares	Actual		1,000.00	700.82	4.24	0.99
	Hypothetical	[b]	1,000.00	1,020.15	5.05	0.99

Institutional Service Class Shares	Actual		1,000.00	701.78	2.39	0.56
	Hypothetical	[b]	1,000.00	1,022.33	2.84	0.56

Institutional Class Shares	Actual		1,000.00	702.48	1.40	0.33
	Hypothetical	[b]	1,000.00	1,023.50	1.66	0.33

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

68 Annual Report 2008

Portfolio Summary	Nationwide Destination 2030 Fund
October 31, 2008

Asset Allocation

Mutual Funds	89.4%
Exchange Traded Funds	10.5%
Other assets in excess of liabilities	0.1%

100.0%

Top Industries

Equity Funds	82.5%
Fixed Income Funds	16.3%
Money Market Fund	1.1%
Other	0.1%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	30.8%
Nationwide International Index Fund, Institutional Class	20.3%
Nationwide Mid Cap Market Index Fund, Institutional Class	12.6%
Nationwide Bond Index Fund, Institutional Class	12.2%
Nationwide Small Cap Index Fund, Institutional Class	7.8%
Credit Suisse Commodity Return Strategy Fund	4.6%
iShares Lehman U.S. Treasury Inflation Protected Securities Fund	4.1%
Vanguard Emerging Markets Fund	3.8%
Vanguard REIT Fund	1.7%
Nationwide Money Market Fund, Institutional Class	1.1%
Other	1.0%

100.0%

2008 Annual Report 69

Statement of Investments
October 31, 2008

Nationwide Destination 2030 Fund

Mutual Funds 89.4%

	Shares	Value

Equity Funds 76.1%
Credit Suisse Commodity Return Strategy Fund	94,855	$816,702
Nationwide International Index Fund, Institutional Class(a)	561,152	3,563,318
Nationwide Mid Cap Market Index Fund, Institutional Class(a)	222,218	2,213,289
Nationwide S&P 500 Index Fund, Institutional Class(a)	665,321	5,409,057
Nationwide Small Cap Index Fund, Institutional Class(a)	164,331	1,368,880

		13,371,246

Fixed Income Fund 12.2%(a)
Nationwide Bond Index Fund, Institutional Class	207,071	2,134,905

Money Market Fund 1.1%(a)
Nationwide Money Market Fund, Institutional Class	200,489	200,489

Total Mutual Funds		15,706,640

Exchange Traded Funds 10.5%

	Shares	Value

Equity Funds 6.4%
SPDR Dow Jones Wilshire International Real Estate Fund	5,560	158,460
Vanguard Emerging Markets Fund	26,024	656,065
Vanguard REIT Fund	7,256	301,197

		1,115,722

Fixed Income Fund 4.1%
iShares Lehman U.S. Treasury Inflation Protected Securities Fund	7,850	722,985

Total Exchange Traded Funds		1,838,707

Total Investments (Cost $23,168,166) (b) — 99.9%		17,545,347
Other assets in excess of liabilities — 0.1%		25,329

NET ASSETS — 100.0%		$17,570,676

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation / (depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

70 Annual Report 2008

Statement of Assets and Liabilities
October 31, 2008

Nationwide Destination 2030 Fund

Assets:
Investments, at value (cost $3,708,514)	$2,655,409
Investments in affiliates, at value (cost $19,459,652 )	14,889,938

Total Investments	17,545,347

Cash	37,132
Dividends receivable from affiliates	7,885
Receivable for capital shares issued	141,905

Total Assets	17,732,269

Liabilities:
Payable for investments purchased	151,860
Payable for capital shares redeemed	139
Accrued expenses and other payables:
Investment advisory fees	4,056
Distribution fees	5,105
Administrative servicing fees	433

Total Liabilities	161,593

Net Assets	$17,570,676

Represented by:
Capital	$23,266,967
Accumulated undistributed net investment income	8,267
Accumulated net realized losses from investment transactions	(81,739)
Net unrealized appreciation/(depreciation) from investments in affiliates	(4,569,714)
Net unrealized appreciation/(depreciation) from investments in non-affiliates	(1,053,105)

Net Assets	$17,570,676

Net Assets:
Class A Shares	$1,711,218
Class C Shares	33,926
Class R1	1,666,828
Class R2	10,381,376
Institutional Service Class Shares	2,175,279
Institutional Class Shares	1,602,049

Total	$17,570,676

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 71

Statement of Assets and Liabilities (Continued)

Nationwide Destination 2030 Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	248,398
Class C Shares	4,934
Class R1 Shares	242,422
Class R2 Shares	1,509,847
Institutional Service Class Shares	315,729
Institutional Class Shares	232,152

Total	2,553,482

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$6.89
Class C Shares (a)	$6.88
Class R1 Shares	$6.88
Class R2 Shares	$6.88
Institutional Service Class Shares	$6.89
Institutional Class Shares	$6.90
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.31

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares half less than one year.

The accompanying notes are an integral part of these financial statements.

72 Annual Report 2008

Statement of Operations
For the Year Ended October 31, 2008

Nationwide
Destination 2030
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$192,056
Dividend income	51,616
Interest income	22

Total Income	243,694

Expenses:
Investment advisory fees	38,506
Distribution fees Class A	2,675
Distribution fees Class C	130
Distribution fees Class R1	4,485
Distribution fees Class R2	26,192
Administrative servicing fees Class A	386
Administrative servicing fees Class R1	1,474
Administrative servicing fees Class R2	9,474
Administrative servicing fees Institutional Service Class	1,623

Total expenses before reimbursed/waived expenses	84,945

Investment advisory fees voluntarily waived	(8,556)

Net Expenses	76,389

Net Investment Income	167,305

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	38,716
Net realized gain distributions from underlying non-affiliated funds	20
Net realized gains from investment transactions with affiliates	50,122
Net realized losses from investment transactions with non-affiliates	(164,694)

Net realized losses from affiliated and non-affiliated investments	(75,836)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(4,617,985)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(1,074,824)

Net change in unrealized appreciation/(depreciation) from investments	(5,692,809)

Net realized/unrealized losses from affiliated and non-affiliated investments	(5,768,645)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,601,340)

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 73

Statements of Changes in Net Assets

	Nationwide Destination 2030 Fund

	Year Ended	Period Ended
	October 31, 2008	October 31, 2007(a)

Operations:
Net investment income	$167,305	$4,170
Net realized gains (losses) from investment transactions	(75,836)	4,612
Net change in unrealized appreciation/(depreciation) from investments	(5,692,809)	69,990

Change in net assets resulting from operations	(5,601,340)	78,772

Distributions to Shareholders From:
Net investment income:
Class A	(20,739)	(3)
Class C	(200)	(3)
Class R1	(12,436)	(3)
Class R2	(85,994)	(3)
Institutional Service Class	(15,159)	(4)
Institutional Class	(30,886)	(3,788)
Net realized gains:
Class A	(1,130)	–
Class C	(2)	–
Class R1	(3)	–
Class R2	(1,623)	–
Institutional Service Class	(2)	–
Institutional Class	(1,852)	–

Change in net assets from shareholder distributions	(170,026)	(3,804)

Change in net assets from capital transactions	22,144,690	1,122,384

Change in net assets	16,373,324	1,197,352

Net Assets:
Beginning of period	1,197,352	–

End of period	$17,570,676	$1,197,352

Accumulated undistributed net investment income at end of period	$8,267	$393

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,377,419	$23,856
Dividends reinvested	21,869	3
Cost of shares redeemed	(152,531)	–

Total Class A	2,246,757	23,859

Class C Shares
Proceeds from shares issued	43,689	1,000
Dividends reinvested	202	3
Cost of shares redeemed	–	–

Total Class C	43,891	1,003

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

74 Annual Report 2008

	Nationwide Destination 2030 Fund

	Year Ended	Period Ended
	October 31, 2008	October 31, 2007(a)

CAPITAL TRANSACTIONS: (continued)
Class R1 Shares
Proceeds from shares issued	$2,340,018	$1,000
Dividends reinvested	12,439	3
Cost of shares redeemed	(74,536)	–

Total Class R1	2,277,921	1,003

Class R2 Shares
Proceeds from shares issued	14,271,615	102,796
Dividends reinvested	87,615	3
Cost of shares redeemed	(849,056)	(6,072)

Total Class R2	13,510,174	96,727

Institutional Service Class Shares
Proceeds from shares issued	2,860,737	1,000
Dividends reinvested	15,161	4
Cost of shares redeemed	(63,464)	–

Total Institutional Service Class	2,812,434	1,004

Institutional Class Shares
Proceeds from shares issued	1,359,081	995,000
Dividends reinvested	32,738	3,788
Cost of shares redeemed	(138,306)	–

Total Institutional Class	1,253,513	998,788

Change in net assets from capital transactions:	$22,144,690	$1,122,384

SHARE TRANSACTIONS:
Class A Shares
Issued	260,030	2,288
Reinvested	2,349	–
Redeemed	(16,269)	–

Total Class A Shares	246,110	2,288

Class C Shares
Issued	4,812	100
Reinvested	22	–
Redeemed	–	–

Total Class C Shares	4,834	100

Class R1 Shares
Issued	251,911	100
Reinvested	1,399	–
Redeemed	(10,988)	–

Total R1 Shares	242,322	100

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 75

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2030 Fund

	Year Ended	Period Ended
	October 31, 2008	October 31, 2007(a)

SHARE TRANSACTIONS: (continued)
Class R2 Shares
Issued	1,593,338	9,704
Reinvested	9,612	–
Redeemed	(102,223)	(584)

Total R2 Shares	1,500,727	9,120

Institutional Service Class Shares
Issued	320,897	100
Reinvested	1,702	–
Redeemed	(6,970)	–

Total Institutional Service Class Shares	315,629	100

Institutional Class Shares
Issued	143,988	99,502
Reinvested	3,478	367
Redeemed	(15,183)	–

Total Institutional Class Shares	132,283	99,869

Total change in shares:	2,441,905	111,577

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

76 Annual Report 2008

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2030 Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized									Ratio of Net	Ratio of
	Net Asset		and									Investment	Expenses
	Value,	Net	Unrealized								Ratio of	Income	(Prior to
	Beginning	Investment	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	(Loss) to	Reimbursements)
	of	Income	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	Average	to Average	Portfolio
	Period	(Loss)	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2008 (f)	$10.72	0.18	(3.81)	(3.63)	(0.18)	(0.02)	(0.20)	$6.89	(34.43%)	$1,711,218	0.61%	2.04%	0.72%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	–	0.75	0.75	(0.03)	–	(0.03)	$10.72	7.54%	$24,528	0.88%	0.05%	1.19%	8.45%

Class C Shares
Year Ended October 31, 2008 (f)	$10.72	0.11	(3.80)	(3.69)	(0.13)	(0.02)	(0.15)	$6.88	(34.81%)	$33,926	1.33%	1.22%	1.41%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.73	0.75	(0.03)	–	(0.03)	$10.72	7.52%	$1,075	1.40%	1.36%	1.40%	8.45%

Class R1 Shares
Year Ended October 31, 2008 (f)	$10.72	0.14	(3.81)	(3.67)	(0.15)	(0.02)	(0.17)	$6.88	(34.70%)	$1,666,828	1.19%	1.65%	1.26%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.73	0.75	(0.03)	–	(0.03)	$10.72	7.52%	$1,075	1.40%	1.37%	1.40%	8.45%

Class R2 Shares
Year Ended October 31, 2008 (f)	$10.72	0.15	(3.81)	(3.66)	(0.16)	(0.02)	(0.18)	$6.88	(34.60%)	$10,381,376	1.01%	1.63%	1.10%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	(0.01)	0.76	0.75	(0.03)	–	(0.03)	$10.72	7.54%	$97,800	1.08%	(0.51%)	1.24%	8.45%

Institutional Service Class Shares
Year Ended October 31, 2008 (f)	$10.73	0.19	(3.83)	(3.64)	(0.18)	(0.02)	(0.20)	$6.89	(34.46%)	$2,175,279	0.56%	2.25%	0.62%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.73	0.77	(0.04)	–	(0.04)	$10.73	7.67%	$1,077	0.70%	2.07%	0.70%	8.45%

2008 Annual Report 77

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2030 Fund (Continued)

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized									Ratio of Net	Ratio of
	Net Asset		and									Investment	Expenses
	Value,	Net	Unrealized								Ratio of	Income	(Prior to
	Beginning	Investment	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	(Loss) to	Reimbursements)
	of	Income	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	Average	to Average	Portfolio
	Period	(Loss)	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Institutional Class Shares
Year Ended October 31, 2008 (f)	$10.73	0.21	(3.82)	(3.61)	(0.20)	(0.02)	(0.22)	$6.90	(34.22%)	$1,602,049	0.33%	2.26%	0.44%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.73	0.77	(0.04)	–	(0.04)	$10.73	7.70%	$1,071,797	0.33%	2.34%	0.50%	8.45%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.
-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

78 Annual Report 2008

Nationwide Destination 2035 Fund

The Nationwide Target Destination Funds (“Target Funds”) were launched at the end of August 2007, and the period from November 1, 2007, through October 31, 2008, represents the Target Funds’ first full fiscal year. Information on the performance of the Nationwide Destination 2035 Fund during the annual reporting period follows.

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2008, the Nationwide Destination 2035 Fund (Class A at NAV) registered -36.39% versus -32.93% for its benchmark, the Dow Jones (DJ) Target 2035 Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Mixed-Asset Target 2035 Funds (consisting of 87 funds as of October 31, 2008) was -38.15% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Nationwide Money Market Fund and the Nationwide Bond Index Fund (with allocations within the Fund of approximately 1% and 10%, respectively) provided the only positive returns for the Fund, gaining 2.65% and 0.04%, respectively, during the reporting period. The strongest performers in the Barclays Capital U.S. Aggregated Bond Index [formerly Lehman Brothers (LB) U.S. Aggregate Bond Index] during the reporting period were U.S. Treasury, Agency and Agency mortgage-backed securities, which posted gains of 7.76%, 4.68% and 4.62%, respectively, for the period. The broad corporate bond sector, however, dropped 13.82% and undermined most of the gains posted by other U.S. bond market sectors.

What areas of investment detracted from Fund performance?

The declines posted by the Nationwide S&P 500 Index Fund, with -36.25%, and the Nationwide International Index Fund, with -46.44% (whose allocations within the Fund are approximately 30% and 23%, respectively) proved to be the largest negative contributors to the Fund as a whole during the reporting period. All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded negative performance for the reporting period. Although each sector lost ground, the strongest performers among the sectors were consumer staples, with -11.85%; health care, with -23.96%; and utilities, with -29.02%. The weakest sector performers were financials, with -52.09%; information technology, with -41.21%; and materials, with -41.18%. Similarly, all 10 sectors and 21 countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index recorded negative returns for the reporting period. Although each sector lost ground, the strongest-performing sectors included health care, with -20.52%; utilities, with -30.84%; and consumer staples, with -31.86%. As for country allocations within the Fund, the highest returns during the reporting period (although significantly negative) were Switzerland, with -32.30%; Japan, with -37.50%; and France, with -46.29%.

What is your outlook for the near term?

We have experienced several months of unprecedented market declines with no apparent end in sight. Governments around the world have come to the rescue of some of the largest and best-known financial firms. October 2008 witnessed even steeper market declines and volatility at or near all-time high levels. The U.S. economy has slowed dramatically since 2007 and near-term, prospects are not good. Many investors have run for cover in the hope that this latest wave of market declines – spawned by the many problems that surfaced in 2007 in the housing and mortgage markets – will not erode their capital further. Given the continuing crisis in the global equity and credit markets, the investment outlook for the near term is relatively bleak.

We believe that the ongoing market turbulence underscores the critical importance of investing for the long term in a broadly diversified solution such as the Nationwide Target Destination Funds. By combining underlying investments in up to 14 distinct asset classes that typically behave differently under various market conditions, it is possible for the Target Funds to achieve higher risk-adjusted returns than those that could be achieved with a less-diversified portfolio of investments over the long-term.

The table on the next page lists the target allocation for each of the Fund’s underlying investments as of October 31, 2008, and how each underlying fund performed during the reporting period.

2008 Annual Report 79

Nationwide Destination 2035 Fund
(Continued)

Nationwide Target Destination 2035 Fund
Performance of Underlying Investments for the 12 Months Ended October 31, 2008

		Target	12-Month
Asset Class	Underlying Investment	Allocation*	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	30%	-36.25%

International Stocks	Nationwide International Index Fund	23%	-46.44%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	13%	-36.63%

Small-Cap Stocks	Nationwide Small Cap Index Fund	10%	-34.45%

Intermediate-Term Bonds	Nationwide Bond Index	10%	0.03%

Commodity Stocks	Credit Suisse Commodity Strategy Return Fund	5%	-27.08%

Emerging Market Stocks	Vanguard Emerging Markets Fund (ETF)	4%	-56.62%

Domestic REITS	Vanguard REIT (ETF)	2%	-39.69%

International REITS	SPDRs DJ Wilshire International Real Estate (ETF)	2%	-54.97%

Money Market Investments	Nationwide Money Market fund	1%	2.64%

*	Fund target allocations are as of October 31, 2008.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares (or equivalent class, except for Credit Suisse – Common Shares – and exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Portfolio Manager:
Thomas R. Hickey, Jr., Nationwide Fund Advisors

80 Annual Report 2008

Fund Performance	Nationwide Destination 2035 Fund

Average Annual Total Return
(For period ended October 31, 2008)

				Gross	Net
		One		Expense	Expense
		Year	Inception[1]	Ratio*	Ratio*

Class A	w/o SC5	-36.39%	-27.43%	1.33%	1.16%
	w/SC3	-40.15%	-31.09%

Class C	w/o SC5	-36.78%	-27.88%	1.83%	1.66%
	w/SC4	-37.40%	-27.88%

Class R1[2]		-36.66%	-27.76%	1.73%	1.56%

Class R2[2]		-36.51%	-27.60%	1.58%	1.41%

Institutional Service Class[2]		-36.36%	-27.38%	1.08%	0.91%

Institutional Class[2]		-36.13%	-27.14%	0.83%	0.66%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on August 30, 2007.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2035 Fund, Dow Jones Target 2035 Index(a), the Dow Jones Wilshire 5000 Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes - stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Lehman Brothers subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Dow Jones Wilshire 5000 Index is an unmanaged, market capitalization-weighted index of all U.S.-headquartered

2008 Annual Report 81

Fund Performance	Nationwide Destination 2035 Fund
Continued

equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

(c)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

82 Annual Report 2008

Shareholder	Nationwide Destination 2035
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2008

			Fund
			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2035			05/01/08	10/31/08	05/01/08 - 10/31/08[a]	05/01/08 - 10/31/08[a]

Class A Shares	Actual		1,000.00	689.18	2.61	0.61
	Hypothetical	[b]	1,000.00	1,022.05	3.12	0.61

Class C Shares	Actual		1,000.00	686.47	5.62	1.33
	Hypothetical	[b]	1,000.00	1,018.47	6.75	1.33

Class R1 Shares	Actual		1,000.00	687.29	5.01	1.18
	Hypothetical	[b]	1,000.00	1,019.20	6.01	1.18

Class R2 Shares	Actual		1,000.00	688.56	3.58	0.84
	Hypothetical	[b]	1,000.00	1,020.90	4.29	0.84

Institutional Service Class Shares	Actual		1,000.00	689.73	2.48	0.58
	Hypothetical	[b]	1,000.00	1,022.20	2.97	0.58

Institutional Class Shares	Actual		1,000.00	690.33	1.39	0.33
	Hypothetical	[b]	1,000.00	1,023.49	1.66	0.33

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Annual Report 83

Portfolio Summary	Nationwide Destination 2035 Fund
October 31, 2008

Asset Allocation

Mutual Funds	92.6%
Exchange Traded Funds	7.3%
Other assets in excess of liabilities	0.1%

100.0%

Top Industries

Equity Funds	87.5%
Fixed Income Funds	11.2%
Money Market Fund	1.2%
Other	0.1%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	31.0%
Nationwide International Index Fund, Institutional Class	22.2%
Nationwide Mid Cap Market Index Fund, Institutional Class	12.6%
Nationwide Bond Index Fund, Institutional Class	11.2%
Nationwide Small Cap Index Fund, Institutional Class	9.7%
Credit Suisse Commodity Return Strategy Fund	4.7%
Vanguard Emerging Markets Fund	3.8%
SPDR Dow Jones Wilshire International Real Estate Fund	1.8%
Vanguard REIT Fund	1.8%
Nationwide Money Market Fund, Institutional Class	1.2%

100.0%

84 Annual Report 2008

Statement of Investments
October 31, 2008

Nationwide Destination 2035 Fund

Mutual Funds 92.6%

	Shares	Value

Equity Funds 80.2%
Credit Suisse Commodity Return Strategy Fund	50,883	$438,105
Nationwide International Index Fund, Institutional Class(a)	328,048	2,083,102
Nationwide Mid Cap Market Index Fund, Institutional Class(a)	118,641	1,181,666
Nationwide S&P 500 Index Fund, Institutional Class(a)	356,756	2,900,423
Nationwide Small Cap Index Fund, Institutional Class(a)	109,610	913,055

		7,516,351

Fixed Income Fund 11.2%(a)
Nationwide Bond Index Fund, Institutional Class	101,954	1,051,149

Money Market Fund 1.2%(a)
Nationwide Money Market Fund, Institutional Class	108,718	108,718

Total Mutual Funds		8,676,218

Exchange Traded Funds 7.3%

	Shares	Value

Equity Funds 7.3%
SPDR Dow Jones Wilshire International Real Estate Fund	5,947	169,490
Vanguard Emerging Markets Fund	13,952	351,730
Vanguard REIT Fund	3,985	165,417

		686,637

Total Exchange Traded Funds		686,637

Total Investments (Cost $12,546,437) (b) — 99.9%		9,362,855
Other assets in excess of liabilities — 0.1%		5,382

NET ASSETS — 100.0%		$9,368,237

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation / (depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 85

Statement of Assets and Liabilities
October 31, 2008

Nationwide Destination 2035 Fund

Assets:
Investments, at value (cost $1,695,467)	$1,124,742
Investments in affiliates, at value (cost $10,850,970 )	8,238,113

Total Investments	9,362,855

Cash	3,771
Dividends receivable from affiliates	4,030
Receivable for capital shares issued	61,338
Prepaid expenses and other assets	1,113

Total Assets	9,433,107

Liabilities:
Payable for investments purchased	58,282
Payable for capital shares redeemed	1,609
Accrued expenses and other payables:
Investment advisory fees	2,250
Distribution fees	2,729

Total Liabilities	64,870

Net Assets	$9,368,237

Represented by:
Capital	$12,616,250
Accumulated undistributed net investment income	3,796
Accumulated net realized losses from investment transactions	(68,227)
Net unrealized appreciation/(depreciation) from investments in affiliates	(2,612,857)
Net unrealized appreciation/(depreciation) from investments in non-affiliates	(570,725)

Net Assets	$9,368,237

Net Assets:
Class A Shares	$868,514
Class C Shares	40,087
Class R1	544,925
Class R2	5,597,892
Institutional Service Class Shares	1,169,345
Institutional Class Shares	1,147,474

Total	$9,368,237

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	130,086
Class C Shares	6,029
Class R1 Shares	81,754
Class R2 Shares	839,837
Institutional Service Class Shares	175,114
Institutional Class Shares	171,587

Total	1,404,407

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$6.68
Class C Shares (a)	$6.65
Class R1 Shares	$6.67
Class R2 Shares	$6.67
Institutional Service Class Shares	$6.68
Institutional Class Shares	$6.69

(a)	For Class C, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

86 Annual Report 2008

Nationwide Destination 2035 Fund

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.09

Maximum Sales Charge:
Class A Shares	5.75%

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 87

Statement of Operations
For the Year Ended October 31, 2008

Nationwide
Destination 2035
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$109,916
Dividend income	14,597
Interest income	8

Total Income	124,521

Expenses:
Investment advisory fees	22,432
Distribution fees Class A	886
Distribution fees Class C	193
Distribution fees Class R1	1,544
Distribution fees Class R2	15,297
Administrative servicing fees Class A	257
Administrative servicing fees Class R1	488
Administrative servicing fees Class R2	2,156
Administrative servicing fees Institutional Service Class	929

Total expenses before reimbursed/waived expenses	44,182

Investment advisory fees voluntarily waived	(5,198)

Net Expenses	38,984

Net Investment Income	85,537

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	23,342
Net realized gain distributions from underlying non-affiliated funds	1
Net realized gains from investment transactions with affiliates	55,824
Net realized losses from investment transactions with non-affiliates	(138,189)

Net realized losses from affiliated and non-affiliated investments	(59,022)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(2,667,607)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(592,221)

Net change in unrealized appreciation/(depreciation) from investments	(3,259,828)

Net realized/unrealized losses from affiliated and non-affiliated investments	(3,318,850)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,233,313)

The accompanying notes are an integral part of these financial statements.

88 Annual Report 2008

Statements of Changes in Net Assets

	Nationwide Destination 2035 Fund

	Year Ended	Period Ended
	October 31, 2008	October 31, 2007(a)

Operations:
Net investment income	$85,537	$4,084
Net realized gains (losses) from investment transactions	(59,022)	776
Net change in unrealized appreciation/(depreciation) from investments	(3,259,828)	76,246

Change in net assets resulting from operations	(3,233,313)	81,106

Distributions to Shareholders From:
Net investment income:
Class A	(6,653)	(3)
Class C	(472)	(3)
Class R1	(3,529)	(3)
Class R2	(41,848)	(3)
Institutional Service Class	(7,415)	(4)
Institutional Class	(31,261)	(3,850)
Net realized gains:
Class A	(35)	–
Class C	(8)	–
Class R1	(1)	–
Class R2	(74)	–
Institutional Service Class	(1)	–
Institutional Class	(657)	–

Change in net assets from shareholder distributions	(91,954)	(3,866)

Change in net assets from capital transactions	11,586,478	1,029,786

Change in net assets	8,261,211	1,107,026

Net Assets:
Beginning of period	1,107,026	–

End of period	$9,368,237	$1,107,026

Accumulated undistributed net investment income at end of period	$3,796	$224

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,192,479	$26,920
Dividends reinvested	6,679	3
Cost of shares redeemed	(94,523)	–

Total Class A	1,104,635	26,923

Class C Shares
Proceeds from shares issued	84,725	1,000
Dividends reinvested	480	3
Cost of shares redeemed	(28,579)	–

Total Class C	56,626	1,003

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 89

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2035 Fund

	Year Ended	Period Ended
	October 31, 2008	October 31, 2007(a)

CAPITAL TRANSACTIONS: (continued)
Class R1 Shares
Proceeds from shares issued	$752,124	$1,000
Dividends reinvested	3,529	3
Cost of shares redeemed	(984)	–

Total Class R1	754,669	1,003

Class R2 Shares
Proceeds from shares issued	8,875,532	1,000
Dividends reinvested	41,922	3
Cost of shares redeemed	(1,421,822)	–

Total Class R2	7,495,632	1,003

Institutional Service Class Shares
Proceeds from shares issued	1,560,645	1,000
Dividends reinvested	7,416	4
Cost of shares redeemed	(57,656)	–

Total Institutional Service Class	1,510,405	1,004

Institutional Class Shares
Proceeds from shares issued	671,408	995,000
Dividends reinvested	31,918	3,850
Cost of shares redeemed	(38,815)	–

Total Institutional Class	664,511	998,850

Change in net assets from capital transactions:	$11,586,478	$1,029,786

SHARE TRANSACTIONS:
Class A Shares
Issued	139,835	2,590
Reinvested	748	–
Redeemed	(13,087)	–

Total Class A Shares	127,496	2,590

Class C Shares
Issued	9,076	100
Reinvested	52	–
Redeemed	(3,199)	–

Total Class C Shares	5,929	100

Class R1 Shares
Issued	81,368	100
Reinvested	403	–
Redeemed	(117)	–

Total R1 Shares	81,654	100

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

90 Annual Report 2008

	Nationwide Destination 2035 Fund

	Year Ended	Period Ended
	October 31, 2008	October 31, 2007(a)

SHARE TRANSACTIONS: (continued)
Class R2 Shares
Issued	983,879	100
Reinvested	4,725	–
Redeemed	(148,867)	–

Total R2 Shares	839,737	100

Institutional Service Class Shares
Issued	181,344	100
Reinvested	850	–
Redeemed	(7,180)	–

Total Institutional Service Class Shares	175,014	100

Institutional Class Shares
Issued	72,671	99,501
Reinvested	3,354	373
Redeemed	(4,312)	–

Total Institutional Class Shares	71,713	99,874

Total change in shares:	1,301,543	102,864

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 91

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2035 Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
	Net Asset		and									Ratio of Net	Expenses
	Value,		Unrealized								Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2008 (f)	$10.76	0.16	(4.00)	(3.84)	(0.23)	(0.01)	(0.24)	$6.68	(36.39%)	$868,514	0.65%	1.87%	0.73%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	–	0.79	0.79	(0.03)	–	(0.03)	$10.76	7.95%	$27,866	0.87%	0.10%	1.15%	0.85%

Class C Shares
Year Ended October 31, 2008 (f)	$10.75	0.13	(4.01)	(3.88)	(0.21)	(0.01)	(0.22)	$6.65	(36.78%)	$40,087	1.33%	1.47%	1.40%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.76	0.78	(0.03)	–	(0.03)	$10.75	7.82%	$1,078	1.40%	1.24%	1.42%	0.85%

Class R1 Shares
Year Ended October 31, 2008 (f)	$10.75	0.11	(3.99)	(3.88)	(0.19)	(0.01)	(0.20)	$6.67	(36.66%)	$544,925	1.18%	1.34%	1.25%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.76	0.78	(0.03)	–	(0.03)	$10.75	7.82%	$1,078	1.40%	1.24%	1.42%	0.85%

Class R2 Shares
Year Ended October 31, 2008 (f)	$10.75	0.12	(3.97)	(3.85)	(0.22)	(0.01)	(0.23)	$6.67	(36.51%)	$5,597,892	0.90%	1.40%	1.00%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.75	0.78	(0.03)	–	(0.03)	$10.75	7.85%	$1,079	1.05%	1.80%	1.07%	0.85%

Institutional Service Class Shares
Year Ended October 31, 2008 (f)	$10.76	0.17	(4.01)	(3.84)	(0.23)	(0.01)	(0.24)	$6.68	(36.36%)	$1,169,345	0.58%	2.00%	0.64%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.77	0.80	(0.04)	–	(0.04)	$10.76	7.98%	$1,080	0.70%	1.93%	0.72%	0.85%

Institutional Class Shares
Year Ended October 31, 2008 (f)	$10.76	0.19	(4.00)	(3.81)	(0.25)	(0.01)	(0.26)	$6.69	(36.13%)	$1,147,474	0.33%	2.04%	0.45%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.76	0.80	(0.04)	–	(0.04)	$10.76	8.00%	$1,074,845	0.33%	2.28%	0.50%	0.85%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment (loss) is based on average shares outstanding during the period.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.
-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

92 Annual Report 2008

Nationwide Destination 2040 Fund

The Nationwide Target Destination Funds (“Target Funds”) were launched at the end of August 2007, and the period from November 1, 2007, through October 31, 2008, represents the Target Funds’ first full fiscal year. Information on the performance of the Nationwide Destination 2040 Fund during the annual reporting period follows.

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2008, the Nationwide Destination 2040 Fund (Class A at NAV) registered -38.60% versus -34.26% for its benchmark, the Dow Jones (DJ) Target 2040 Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Mixed-Asset Target 2040 Funds (consisting of 125 funds as of October 31, 2008) was -39.03% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Nationwide Money Market Fund and the Nationwide Bond Index Fund (with allocations within the Fund of approximately 1% and 4%, respectively) provided the only positive returns for the Fund, gaining 2.65% and 0.04%, respectively, during the reporting period. The strongest performers in the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers (LB) U.S. Aggregate Bond Index) during the reporting period were U.S. Treasury, Agency and Agency mortgage-backed securities, which posted gains of 7.76%, 4.68% and 4.62%, respectively, for the period. The broad corporate bond sector, however, dropped 13.82% and undermined most of the gains posted by other U.S. bond market sectors.

What areas of investment detracted from Fund performance?

The declines posted by the Nationwide S&P 500 Index Fund, with -36.25%, and the Nationwide International Index Fund, with -46.44% (whose allocations within the Fund are approximately 32% and 24%, respectively) proved to be the largest negative contributors to the Fund as a whole during the reporting period. All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded negative performance for the reporting period. Although each sector lost ground, the strongest performers among the sectors were consumer staples, with -11.85%; health care, with -23.96%; and utilities, with -29.02%. The weakest sector performers were financials, with -52.09%; information technology, with -41.21%; and materials, with -41.18%. Similarly, all 10 sectors and 21 countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index recorded negative returns for the reporting period. Although each sector lost ground, the strongest-performing sectors included health care, with -20.52%; utilities, with -30.84%; and consumer staples, with -31.86%. As for country allocations within the Fund, the highest returns during the reporting period (although significantly negative) were Switzerland, with -32.30%; Japan, with -37.50%; and France, with -46.29%.

What is your outlook for the near term?

We have experienced several months of unprecedented market declines with no apparent end in sight. Governments around the world have come to the rescue of some of the largest and best-known financial firms. October 2008 witnessed even steeper market declines and volatility at or near all-time high levels. The U.S. economy has slowed dramatically since 2007 and near-term prospects are not good. Many investors have run for cover in the hope that this latest wave of market declines – spawned by the many problems that surfaced in 2007 in the housing and mortgage markets – will not erode their capital further. Given the continuing crisis in the global equity and credit markets, the investment outlook for the near term is relatively bleak.

We believe that the ongoing market turbulence underscores the critical importance of investing for the long term in a broadly diversified solution such as the Nationwide Target Destination Funds. By combining underlying investments in up to 14 distinct asset classes that typically behave differently under various market conditions, it is possible for the Target Funds to achieve higher risk-adjusted returns than those that could be achieved with a less-diversified portfolio of investments over the long term.

The table on the next page lists the target allocation for each of the Fund’s underlying investments as of October 31, 2008, and how each underlying fund performed during the reporting period.

2008 Annual Report 93

Nationwide Destination 2040 Fund
(Continued)

Nationwide Target Destination 2040 Fund
Performance of Underlying Investments for the 12 Months Ended October 31, 2008

		Target	12-Month
Asset Class	Underlying Investment	Allocation*	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	32%	-36.25%

International Stocks	Nationwide International Index Fund	24%	-46.44%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	13%	-36.63%

Small-Cap Stocks	Nationwide Small Cap Index Fund	12%	-34.45%

Emerging Market Stocks	Vanguard Emerging Markets Fund (ETF)	5%	-56.62%

Commodity Stocks	Credit Suisse Commodity Strategy Return Fund	5%	-27.08%

Intermediate-Term Bonds	Nationwide Bond Index	4%	0.03%

Domestic REITS	Vanguard REIT (ETF)	2%	-39.69%

International REITS	SPDRs DJ Wilshire International Real Estate (ETF)	2%	-54.97%

Money Market Investments	Nationwide Money Market fund	1%	2.64%

*	Fund target allocations are as of October 31, 2008.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares (or equivalent class, except for Credit Suisse – Common Shares – and exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Portfolio Manager:
Thomas R. Hickey, Jr., Nationwide Fund Advisors

94 Annual Report 2008

Fund Performance	Nationwide Destination 2040 Fund

Average Annual Total Return
(For period ended October 31, 2008)

				Gross	Net
		One		Expense	Expense
		Year	Inception[1]	Ratio*	Ratio*

Class A	w/o SC5	-38.60%	-29.36%	1.32%	1.15%
	w/SC3	-42.22%	-32.92%

Class C	w/o SC5	-38.99%	-29.70%	1.82%	1.65%
	w/SC4	-39.59%	-29.70%

Class R1[2]		-38.97%	-29.69%	1.72%	1.55%

Class R2[2]		-38.82%	-29.52%	1.57%	1.40%

Institutional Service Class[2]		-38.54%	-29.23%	1.07%	0.90%

Institutional Class[2]		-38.37%	-28.99%	0.82%	0.65%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on August 30, 2007.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2040 Fund, Dow Jones Target 2040 Index(a), the Dow Jones Wilshire 5000 Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes - stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Lehman Brothers subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Dow Jones Wilshire 5000 Index is an unmanaged, market capitalization-weighted index of all U.S.-headquartered

2008 Annual Report 95

Fund Performance	Nationwide Destination 2040 Fund
Continued

equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

(c)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

96 Annual Report 2008

Shareholder	Nationwide Destination 2040
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2008

			Fund
			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2040			05/01/08	10/31/08	05/01/08 - 10/31/08[a]	05/01/08 - 10/31/08[a]

Class A Shares	Actual		1,000.00	672.70	2.24	0.53
	Hypothetical	[b]	1,000.00	1,022.45	2.72	0.53

Class C Shares	Actual		1,000.00	669.78	5.57	1.33
	Hypothetical	[b]	1,000.00	1,018.46	6.76	1.33

Class R1 Shares	Actual		1,000.00	670.02	5.02	1.20
	Hypothetical	[b]	1,000.00	1,019.12	6.09	1.20

Class R2 Shares	Actual		1,000.00	670.85	4.24	1.01
	Hypothetical	[b]	1,000.00	1,020.06	5.14	1.01

Institutional Service Class Shares	Actual		1,000.00	672.38	2.44	0.58
	Hypothetical	[b]	1,000.00	1,022.22	2.95	0.58

Institutional Class Shares	Actual		1,000.00	673.68	1.37	0.33
	Hypothetical	[b]	1,000.00	1,023.49	1.66	0.33

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Annual Report 97

Portfolio Summary	Nationwide Destination 2040 Fund
October 31, 2008

Asset Allocation

Mutual Funds	91.6%
Exchange Traded Funds	8.2%
Other assets in excess of liabilities	0.2%

100.0%

Top Industries

Equity Funds	94.1%
Fixed Income Funds	4.5%
Money Market Fund	1.2%
Other	0.2%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	33.2%
Nationwide International Index Fund, Institutional Class	23.4%
Nationwide Mid Cap Market Index Fund, Institutional Class	12.8%
Nationwide Small Cap Index Fund, Institutional Class	11.8%
Credit Suisse Commodity Return Strategy Fund	4.7%
Vanguard Emerging Markets Fund	4.7%
Nationwide Bond Index Fund, Institutional Class	4.5%
SPDR Dow Jones Wilshire International Real Estate Fund	1.8%
Vanguard REIT Fund	1.7%
Nationwide Money Market Fund, Institutional Class	1.2%
Other	0.2%

100.0%

98 Annual Report 2008

Statement of Investments
October 31, 2008

Nationwide Destination 2040 Fund

Mutual Funds 91.6%

	Shares	Value

Equity Funds 85.9%
Credit Suisse Commodity Return Strategy Fund	38,549	$331,906
Nationwide International Index Fund, Institutional Class(a)	258,515	1,641,572
Nationwide Mid Cap Market Index Fund, Institutional Class(a)	89,748	893,888
Nationwide S&P 500 Index Fund, Institutional Class(a)	286,340	2,327,943
Nationwide Small Cap Index Fund, Institutional Class(a)	99,604	829,705

		6,025,014

Fixed Income Fund 4.5%(a)
Nationwide Bond Index Fund, Institutional Class	30,465	314,091

Money Market Fund 1.2%(a)
Nationwide Money Market Fund, Institutional Class	81,007	81,007

Total Mutual Funds		6,420,112

Exchange Traded Funds 8.2%

	Shares	Value

Equity Funds 8.2%
SPDR Dow Jones Wilshire International Real Estate Fund	4,422	126,027
Vanguard Emerging Markets Fund	13,054	329,091
Vanguard REIT Fund	2,980	123,700

		578,818

Total Exchange Traded Funds		578,818

Total Investments (Cost $9,290,406) (b) — 99.8%		6,998,930
Other assets in excess of liabilities — 0.2%		12,753

NET ASSETS — 100.0%		$7,011,683

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation / (depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 99

Statement of Assets and Liabilities
October 31, 2008

Nationwide Destination 2040 Fund

Assets:
Investments, at value (cost $1,336,202)	$910,724
Investments in affiliates, at value (cost $7,954,204 )	6,088,206

Total Investments	6,998,930

Cash	8,752
Dividends receivable from affiliates	1,202
Receivable for capital shares issued	158,313

Total Assets	7,167,197

Liabilities:
Payable for investments purchased	151,435
Payable for capital shares redeemed	180
Accrued expenses and other payables:
Investment advisory fees	1,576
Distribution fees	1,980
Administrative servicing fees	343

Total Liabilities	155,514

Net Assets	$7,011,683

Represented by:
Capital	$9,394,758
Accumulated net realized losses from investment transactions	(91,599)
Net unrealized appreciation/(depreciation) from investments in affiliates	(1,865,998)
Net unrealized appreciation/(depreciation) from investments in non-affiliates	(425,478)

Net Assets	$7,011,683

Net Assets:
Class A Shares	$717,177
Class C Shares	135,913
Class R1	530,691
Class R2	4,140,142
Institutional Service Class Shares	525,479
Institutional Class Shares	962,281

Total	$7,011,683

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	110,674
Class C Shares	20,959
Class R1 Shares	82,004
Class R2 Shares	640,163
Institutional Service Class Shares	80,946
Institutional Class Shares	148,109

Total	1,082,855

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$6.48
Class C Shares (a)	$6.48
Class R1 Shares	$6.47
Class R2 Shares	$6.47
Institutional Service Class Shares	$6.49
Institutional Class Shares	$6.50

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares half less than one year.

The accompanying notes are an integral part of these financial statements.

100 Annual Report 2008

Nationwide Destination 2040 Fund

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$6.88

Maximum Sales Charge:
Class A Shares	5.75%

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 101

Statement of Operations
For the Year Ended October 31, 2008

Nationwide
Destination 2040
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$70,897
Dividend income	11,123
Interest income	6

Total Income	82,026

Expenses:
Investment advisory fees	15,999
Distribution fees Class A	1,047
Distribution fees Class C	512
Distribution fees Class R1	760
Distribution fees Class R2	9,733
Administrative servicing fees Class A	172
Administrative servicing fees Class R1	260
Administrative servicing fees Class R2	3,761
Administrative servicing fees Institutional Service Class	263

Total expenses before reimbursed/waived expenses	32,507

Investment advisory fees voluntarily waived	(3,725)

Net Expenses	28,782

Net Investment Income	53,244

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	28,048
Net realized gain distributions from underlying non-affiliated funds	1
Net realized gains from investment transactions with affiliates	56,203
Net realized losses from investment transactions with non-affiliates	(163,776)

Net realized losses from affiliated and non-affiliated investments	(79,524)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(1,922,837)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(449,380)

Net change in unrealized appreciation/(depreciation) from investments	(2,372,217)

Net realized/unrealized losses from affiliated and non-affiliated investments	(2,451,741)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,398,497)

The accompanying notes are an integral part of these financial statements.

102 Annual Report 2008

Statements of Changes in Net Assets

	Nationwide Destination 2040 Fund

	Year Ended	Period Ended
	October 31, 2008	October 31, 2007(a)

Operations:
Net investment income	$53,244	$3,777
Net realized gains (losses) from investment transactions	(79,524)	1,130
Net change in unrealized appreciation/(depreciation) from investments	(2,372,217)	80,741

Change in net assets resulting from operations	(2,398,497)	85,648

Distributions to Shareholders From:
Net investment income:
Class A	(8,366)	(3)
Class C	(541)	(3)
Class R1	(2,209)	(3)
Class R2	(24,996)	(3)
Institutional Service Class	(1,860)	(4)
Institutional Class	(27,351)	(3,859)
Net realized gains:
Class A	(161)	–
Class C	(1)	–
Class R1	(1)	–
Class R2	(85)	–
Institutional Service Class	(1)	–
Institutional Class	(788)	–

Change in net assets from shareholder distributions	(66,360)	(3,875)

Change in net assets from capital transactions	8,390,134	1,004,633

Change in net assets	5,925,277	1,086,406

Net Assets:
Beginning of period	1,086,406	–

End of period	$7,011,683	$1,086,406

Accumulated undistributed net investment income (loss) at end of period	$—	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,009,387	$1,000
Dividends reinvested	8,527	3
Cost of shares redeemed	(22,655)	–

Total Class A	995,259	1,003

Class C Shares
Proceeds from shares issued	184,057	1,000
Dividends reinvested	542	3
Cost of shares redeemed	–	–

Total Class C	184,599	1,003

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 103

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2040 Fund

	Year Ended	Period Ended
	October 31, 2008	October 31, 2007(a)

CAPITAL TRANSACTIONS: (continued)
Class R1 Shares
Proceeds from shares issued	$687,483	$1,000
Dividends reinvested	2,210	3
Cost of shares redeemed	(3,296)	–

Total Class R1	686,397	1,003

Class R2 Shares
Proceeds from shares issued	5,910,121	1,759
Dividends reinvested	25,080	3
Cost of shares redeemed	(500,488)	(1)

Total Class R2	5,434,713	1,761

Institutional Service Class Shares
Proceeds from shares issued	643,385	1,000
Dividends reinvested	1,860	4
Cost of shares redeemed	(120)	–

Total Institutional Service Class	645,125	1,004

Institutional Class Shares
Proceeds from shares issued	422,300	995,000
Dividends reinvested	28,139	3,859
Cost of shares redeemed	(6,398)	–

Total Institutional Class	444,041	998,859

Change in net assets from capital transactions:	$8,390,134	$1,004,633

SHARE TRANSACTIONS:
Class A Shares
Issued	112,385	100
Reinvested	930	–
Redeemed	(2,741)	–

Total Class A Shares	110,574	100

Class C Shares
Issued	20,796	100
Reinvested	63	–
Redeemed	–	–

Total Class C Shares	20,859	100

Class R1 Shares
Issued	82,062	100
Reinvested	262	–
Redeemed	(420)	–

Total R1 Shares	81,904	100

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

104 Annual Report 2008

	Nationwide Destination 2040 Fund

	Year Ended	Period Ended
	October 31, 2008	October 31, 2007(a)

SHARE TRANSACTIONS: (continued)
Class R2 Shares
Issued	695,929	172
Reinvested	2,832	–
Redeemed	(58,770)	–

Total R2 Shares	639,991	172

Institutional Service Class Shares
Issued	80,640	100
Reinvested	220	–
Redeemed	(14)	–

Total Institutional Service Class Shares	80,846	100

Institutional Class Shares
Issued	45,998	99,501
Reinvested	2,953	373
Redeemed	(716)	–

Total Institutional Class Shares	48,235	99,874

Total change in shares:	982,409	100,446

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 105

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2040 Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
	Net Asset		and									Ratio of Net	Expenses
	Value,		Unrealized								Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2008 (f)	$10.80	0.15	(4.24)	(4.09)	(0.22)	(0.01)	(0.23)	$6.48	(38.60%)	$717,177	0.62%	1.72%	0.72%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.81	0.83	(0.03)	–	(0.03)	$10.80	8.35%	$1,084	0.98%	1.11%	1.51%	1.45%

Class C Shares
Year Ended October 31, 2008 (f)	$10.81	0.07	(4.23)	(4.16)	(0.16)	(0.01)	(0.17)	$6.48	(38.99%)	$135,913	1.33%	0.81%	1.37%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.82	0.84	(0.03)	–	(0.03)	$10.81	8.42%	$1,084	1.40%	1.13%	1.45%	1.45%

Class R1 Shares
Year Ended October 31, 2008 (f)	$10.81	0.12	(4.27)	(4.15)	(0.18)	(0.01)	(0.19)	$6.47	(38.97%)	$530,691	1.20%	1.47%	1.23%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.82	0.84	(0.03)	–	(0.03)	$10.81	8.42%	$1,084	1.40%	1.13%	1.45%	1.45%

Class R2 Shares
Year Ended October 31, 2008 (f)	$10.81	0.09	(4.21)	(4.12)	(0.21)	(0.01)	(0.22)	$6.47	(38.82%)	$4,140,142	1.02%	1.09%	1.11%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.82	0.84	(0.03)	–	(0.03)	$10.81	8.45%	$1,854	1.07%	1.09%	1.19%	1.45%

Institutional Service Class Shares
Year Ended October 31, 2008 (f)	$10.81	0.13	(4.22)	(4.09)	(0.22)	(0.01)	(0.23)	$6.49	(38.54%)	$525,479	0.58%	1.66%	0.61%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.82	0.85	(0.04)	–	(0.04)	$10.81	8.48%	$1,085	0.70%	1.83%	0.75%	1.45%

Institutional Class Shares
Year Ended October 31, 2008 (f)	$10.82	0.17	(4.24)	(4.07)	(0.24)	(0.01)	(0.25)	$6.50	(38.37%)	$962,281	0.33%	1.88%	0.45%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.82	0.86	(0.04)	–	(0.04)	$10.82	8.61%	$1,080,215	0.33%	2.10%	0.50%	1.45%

(a)	Excludes sales charge.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.
-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

106 Annual Report 2008

Nationwide Destination 2045 Fund

The Nationwide Target Destination Funds (“Target Funds”) were launched at the end of August 2007, and the period from November 1, 2007, through October 31, 2008, represents the Target Funds’ first full fiscal year. Information on the performance of the Nationwide Destination 2045 Fund during the annual reporting period follows.

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2008, the Nationwide Destination 2045 Fund (Class A at NAV) registered -39.25% versus -34.36% for its benchmark, the Dow Jones (DJ) Target 2045 Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Mixed-Asset Target 2045 Funds (consisting of 75 funds as of October 31, 2008) was -39.23% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Nationwide Money Market Fund and the Nationwide Bond Index Fund (with allocations within the Fund of approximately 1% and 4%, respectively) provided the only positive returns for the Fund, gaining 2.65% and 0.04%, respectively, during the reporting period. The strongest performers in the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers (LB) U.S. Aggregate Bond Index) during the reporting period were U.S. Treasury, Agency and Agency mortgage-backed securities, which posted gains of 7.76%, 4.68% and 4.62%, respectively, for the period. The broad corporate bond sector, however, dropped 13.82% and undermined most of the gains posted by other U.S. bond market sectors.

What areas of investment detracted from Fund performance?

The declines posted by the Nationwide S&P 500 Index Fund, with -36.25%, and the Nationwide International Index Fund, with -46.44% (whose allocations within the Fund are approximately 30% and 24%, respectively) proved to be the largest negative contributors to the Fund as a whole during the reporting period. All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded negative performance for the reporting period. Although each sector lost ground, the strongest performers among the sectors were consumer staples, with -11.85%; health care, with -23.96%; and utilities, with -29.02%. The weakest sector performers were financials, with -52.09%; information technology, with -41.21%; and materials, with -41.18%. Similarly, all 10 sectors and 21 countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index recorded negative returns for the reporting period. Although each sector lost ground, the strongest-performing sectors included health care, with -20.52%; utilities, with -30.84%; and consumer staples, with -31.86%. As for country allocations within the Fund, the highest returns during the reporting period (although significantly negative) were Switzerland, with -32.30%; Japan, with -37.50%; and France, with -46.29%.

What is your outlook for the near term?

We have experienced several months of unprecedented market declines with no apparent end in sight. Governments around the world have come to the rescue of some of the largest and best-known financial firms. October 2008 witnessed even steeper market declines and volatility at or near all-time high levels. The U.S. economy has slowed dramatically since 2007 and near-term prospects are not good. Many investors have run for cover in the hope that this latest wave of market declines – spawned by the many problems that surfaced last year in the housing and mortgage markets – will not erode their capital further. Given the continuing crisis in the global equity and credit markets, the investment outlook for the near term is relatively bleak.

We believe that the ongoing market turbulence underscores the critical importance of investing for the long term in a broadly diversified solution such as the Nationwide Target Destination Funds. By combining underlying investments in up to 14 distinct asset classes that typically behave differently under various market conditions, it is possible for the Target Funds to achieve higher risk-adjusted returns than those that could be achieved with a less-diversified portfolio of investments over the long term.

The table on the next page lists the target allocation for each of the Fund’s underlying investments as of October 31, 2008, and how each underlying fund performed during the reporting period.

2008 Annual Report 107

Nationwide Destination 2045 Fund
(Continued)

Nationwide Target Destination 2045 Fund
Performance of Underlying Investments for the 12 Months Ended October 31, 2008

		Target	12-Month
Asset Class	Underlying Investment	Allocation*	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	30%	-36.25%

International Stocks	Nationwide International Index Fund	24%	-46.44%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	13%	-36.63%

Small-Cap Stocks	Nationwide Small Cap Index Fund	12%	-34.45%

Emerging Market Stocks	Vanguard Emerging Markets Fund (ETF)	6%	-56.62%

Commodity Stocks	Credit Suisse Commodity Strategy Return Fund	5%	-27.08%

Intermediate-Term Bonds	Nationwide Bond Index	4%	0.03%

Domestic REITS	Vanguard REIT (ETF)	3%	-39.69%

International REITS	SPDRs DJ Wilshire International Real Estate (ETF)	2%	-54.97%

Money Market Investments	Nationwide Money Market fund	1%	2.64%

*	Fund target allocations are as of October 31, 2008.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares (or equivalent class, except for Credit Suisse – Common Shares – and exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Portfolio Manager:
Thomas R. Hickey, Jr., Nationwide Fund Advisors

108 Annual Report 2008

Fund Performance	Nationwide Destination 2045 Fund

Average Annual Total Return
(For period ended October 31, 2008)

				Gross	Net
		One		Expense	Expense
		Year	Inception[1]	Ratio*	Ratio*

Class A	w/o SC5	-39.25%	-29.60%	1.32%	1.15%
	w/SC3	-42.81%	-33.15%

Class C	w/o SC5	-39.64%	-30.06%	1.82%	1.65%
	w/SC4	-40.24%	-30.06%

Class R1[2]		-39.65%	-30.08%	1.72%	1.55%

Class R2[2]		-39.42%	-29.84%	1.57%	1.40%

Institutional Service Class[2]		-39.26%	-29.66%	1.07%	0.90%

Institutional Class[2]		-39.09%	-29.42%	0.82%	0.65%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on August 30, 2007.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2045 Fund, Dow Jones Target 2045 Index(a), the Dow Jones Wilshire 5000 Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes - stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Lehman Brothers subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Dow Jones Wilshire 5000 Index is an unmanaged, market capitalization-weighted index of all U.S.-headquartered

2008 Annual Report 109

Fund Performance	Nationwide Destination 2045 Fund
Continued

equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

(c)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

110 Annual Report 2008

Shareholder	Nationwide Destination 2045
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2008

			Fund
			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2045			05/01/08	10/31/08	05/01/08 - 10/31/08[a]	05/01/08 - 10/31/08[a]

Class A Shares	Actual		1,000.00	670.18	3.19	0.76
	Hypothetical	[b]	1,000.00	1,021.32	3.87	0.76

Class C Shares	Actual		1,000.00	668.45	5.58	1.33
	Hypothetical	[b]	1,000.00	1,018.45	6.77	1.33

Class R1 Shares	Actual		1,000.00	668.42	4.72	1.13
	Hypothetical	[b]	1,000.00	1,019.48	5.73	1.13

Class R2 Shares	Actual		1,000.00	669.36	3.89	0.93
	Hypothetical	[b]	1,000.00	1,020.47	4.72	0.93

Institutional Service Class Shares	Actual		1,000.00	670.33	2.45	0.58
	Hypothetical	[b]	1,000.00	1,022.20	2.97	0.58

Institutional Class Shares	Actual		1,000.00	670.94	1.37	0.33
	Hypothetical	[b]	1,000.00	1,023.49	1.67	0.33

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Annual Report 111

Portfolio Summary	Nationwide Destination 2045 Fund
October 31, 2008

Asset Allocation

Mutual Funds	89.7%
Exchange Traded Funds	10.3%
Other assets in excess of liabilities	0.0%

100.0%

Top Industries

Equity Funds	94.3%
Fixed Income Funds	4.5%
Money Market Fund	1.2%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	31.3%
Nationwide International Index Fund, Institutional Class	23.5%
Nationwide Mid Cap Market Index Fund, Institutional Class	12.7%
Nationwide Small Cap Index Fund, Institutional Class	11.8%
Vanguard Emerging Markets Fund	5.7%
Credit Suisse Commodity Return Strategy Fund	4.7%
Nationwide Bond Index Fund, Institutional Class	4.5%
Vanguard REIT Fund	2.7%
SPDR Dow Jones Wilshire International Real Estate Fund	1.9%
Nationwide Money Market Fund, Institutional Class	1.2%

100.0%

112 Annual Report 2008

Statement of Investments
October 31, 2008

Nationwide Destination 2045 Fund

Mutual Funds 89.7%

	Shares	Value

Equity Funds 84.0%
Credit Suisse Commodity Return Strategy Fund	16,758	$144,286
Nationwide International Index Fund, Institutional Class(a)	112,884	716,811
Nationwide Mid Cap Market Index Fund, Institutional Class(a)	39,127	389,701
Nationwide S&P 500 Index Fund, Institutional Class(a)	117,641	956,423
Nationwide Small Cap Index Fund, Institutional Class(a)	43,391	361,451

		2,568,672

Fixed Income Fund 4.5%(a)
Nationwide Bond Index Fund, Institutional Class	13,392	138,067

Money Market Fund 1.2%(a)
Nationwide Money Market Fund, Institutional Class	35,682	35,682

Total Mutual Funds		2,742,421

Exchange Traded Funds 10.3%

	Shares	Value

Equity Funds 10.3%
SPDR Dow Jones Wilshire International Real Estate Fund	1,988	56,658
Vanguard Emerging Markets Fund	6,914	174,302
Vanguard REIT Fund	1,977	82,065

		313,025

Total Exchange Traded Funds		313,025

Total Investments (Cost $4,226,217) (b) — 100.0%		3,055,446
Other assets in excess of liabilities — 0.0%		794

NET ASSETS — 100.0%		$3,056,240

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation / (depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 113

Statement of Assets and Liabilities
October 31, 2008

Nationwide Destination 2045 Fund

Assets:
Investments, at value (cost $693,391)	$457,311
Investments in affiliates, at value (cost $3,532,826 )	2,598,135

Total Investments	3,055,446

Cash	1,166
Dividends receivable from affiliates	553
Receivable for capital shares issued	8,510
Prepaid expenses and other assets	4

Total Assets	3,065,679

Liabilities:
Payable for investments purchased	4,335
Payable for capital shares redeemed	3,572
Accrued expenses and other payables:
Investment advisory fees	731
Distribution fees	801

Total Liabilities	9,439

Net Assets	$3,056,240

Represented by:
Capital	$4,227,686
Accumulated undistributed net investment income	889
Accumulated net realized losses from investment transactions	(1,564)
Net unrealized appreciation/(depreciation) from investments in affiliates	(934,691)
Net unrealized appreciation/(depreciation) from investments in non-affiliates	(236,080)

Net Assets	$3,056,240

Net Assets:
Class A Shares	$306,286
Class C Shares	4,982
Class R1	58,896
Class R2	1,821,560
Institutional Service Class Shares	147,351
Institutional Class Shares	717,165

Total	$3,056,240

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	47,297
Class C Shares	770
Class R1 Shares	9,113
Class R2 Shares	282,002
Institutional Service Class Shares	22,785
Institutional Class Shares	110,599

Total	472,566

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$6.48
Class C Shares (a)	$6.47
Class R1 Shares	$6.46
Class R2 Shares	$6.46
Institutional Service Class Shares	$6.47
Institutional Class Shares	$6.48

(a)	For Class C, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

114 Annual Report 2008

Nationwide Destination 2045 Fund

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$6.88

Maximum Sales Charge:
Class A Shares	5.75%

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 115

Statement of Operations
For the Year Ended October 31, 2008

Nationwide
Destination 2045
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$37,240
Dividend income	7,538
Interest income	317

Total Income	45,095

Expenses:
Investment advisory fees	8,698
Distribution fees Class A	282
Distribution fees Class C	31
Distribution fees Class R1	69
Distribution fees Class R2	4,468
Administrative servicing fees Class A	209
Administrative servicing fees Class R1	18
Administrative servicing fees Class R2	1,116
Administrative servicing fees Institutional Service Class	50

Total expenses before reimbursed/waived expenses	14,941

Investment advisory fees voluntarily waived	(2,138)

Net Expenses	12,803

Net Investment Income	32,292

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	22,850
Net realized gain distributions from underlying non-affiliated funds	1
Net realized losses from investment transactions with affiliates	(14,074)
Net realized losses from investment transactions with non-affiliates	(6,593)

Net realized gains from affiliated and non-affiliated investments	2,184

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(993,535)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(263,288)

Net change in unrealized appreciation/(depreciation) from investments	(1,256,823)

Net realized/unrealized losses from affiliated and non-affiliated investments	(1,254,639)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,222,347)

The accompanying notes are an integral part of these financial statements.

116 Annual Report 2008

Statements of Changes in Net Assets

	Nationwide Destination 2045 Fund

	Year Ended	Period Ended
	October 31, 2008	October 31, 2007(a)

Operations:
Net investment income	$32,292	$3,618
Net realized gains from investment transactions	2,184	1,225
Net change in unrealized appreciation/(depreciation) from investments	(1,256,823)	86,052

Change in net assets resulting from operations	(1,222,347)	90,895

Distributions to Shareholders From:
Net investment income:
Class A	(1,844)	(3)
Class C	(43)	(3)
Class R1	(95)	(3)
Class R2	(12,381)	(3)
Institutional Service Class	(370)	(4)
Institutional Class	(20,428)	(3,911)
Net realized gains:
Class A	(2)	–
Class C	(1)	–
Class R1	(1)	–
Class R2	(61)	–
Institutional Service Class	(1)	–
Institutional Class	(854)	–

Change in net assets from shareholder distributions	(36,081)	(3,927)

Change in net assets from capital transactions	3,218,036	1,009,664

Change in net assets	1,959,608	1,096,632

Net Assets:
Beginning of period	1,096,632	–

End of period	$3,056,240	$1,096,632

Accumulated undistributed net investment income at end of period	$889	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$412,926	$1,615
Dividends reinvested	1,846	3
Cost of shares redeemed	(3,095)	–

Total Class A	411,677	1,618

Class C Shares
Proceeds from shares issued	6,397	1,000
Dividends reinvested	44	3
Cost of shares redeemed	–	–

Total Class C	6,441	1,003

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

-	Amount designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 117

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2045 Fund

	Year Ended	Period Ended
	October 31, 2008	October 31, 2007(a)

CAPITAL TRANSACTIONS: (continued)
Class R1 Shares
Proceeds from shares issued	$77,048	$1,000
Dividends reinvested	96	3
Cost of shares redeemed	(3,077)	–

Total Class R1	74,067	1,003

Class R2 Shares
Proceeds from shares issued	2,562,391	6,122
Dividends reinvested	12,442	3
Cost of shares redeemed	(117,680)	–

Total Class R2	2,457,153	6,125

Institutional Service Class Shares
Proceeds from shares issued	191,393	1,000
Dividends reinvested	371	4
Cost of shares redeemed	(20,814)	–

Total Institutional Service Class	170,950	1,004

Institutional Class Shares
Proceeds from shares issued	89,304	995,000
Dividends reinvested	21,282	3,911
Cost of shares redeemed	(12,838)	–

Total Institutional Class	97,748	998,911

Change in net assets from capital transactions:	$3,218,036	$1,009,664

SHARE TRANSACTIONS:
Class A Shares
Issued	47,312	157
Reinvested	214	–
Redeemed	(386)	–

Total Class A Shares	47,140	157

Class C Shares
Issued	665	100
Reinvested	5	–
Redeemed	–	–

Total Class C Shares	670	100

Class R1 Shares
Issued	9,476	100
Reinvested	11	–
Redeemed	(474)	–

Total R1 Shares	9,013	100

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

-	Amount designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

118 Annual Report 2008

	Nationwide Destination 2045 Fund

	Year Ended	Period Ended
	October 31, 2008	October 31, 2007(a)

SHARE TRANSACTIONS: (continued)
Class R2 Shares
Issued	292,840	572
Reinvested	1,415	–
Redeemed	(12,825)	–

Total R2 Shares	281,430	572

Institutional Service Class Shares
Issued	24,967	100
Reinvested	44	–
Redeemed	(2,326)	–

Total Institutional Service Class Shares	22,685	100

Institutional Class Shares
Issued	10,020	99,501
Reinvested	2,233	377
Redeemed	(1,532)	–

Total Institutional Class Shares	10,721	99,878

Total change in shares:	371,659	100,907

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

-	Amount designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 119

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2045 Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
	Net Asset		and									Ratio of Net	Expenses
	Value,		Unrealized								Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2008 (f)	$10.87	0.14	(4.35)	(4.21)	(0.17)	(0.01)	(0.18)	$6.48	(39.25%)	$306,286	0.76%	1.64%	0.83%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.88	0.90	(0.03)	–	(0.03)	$10.87	9.06%	$1,708	0.85%	1.32%	1.26%	1.44%

Class C Shares
Year Ended October 31, 2008 (f)	$10.86	0.12	(4.38)	(4.26)	(0.12)	(0.01)	(0.13)	$6.47	(39.64%)	$4,982	1.34%	1.35%	1.40%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.87	0.89	(0.03)	–	(0.03)	$10.86	8.93%	$1,089	1.40%	0.90%	1.48%	1.44%

Class R1 Shares
Year Ended October 31, 2008 (f)	$10.86	0.05	(4.31)	(4.26)	(0.13)	(0.01)	(0.14)	$6.46	(39.65%)	$58,896	1.14%	0.63%	1.18%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.87	0.89	(0.03)	–	(0.03)	$10.86	8.93%	$1,089	1.40%	0.90%	1.48%	1.44%

Class R2 Shares
Year Ended October 31, 2008 (f)	$10.86	0.11	(4.33)	(4.22)	(0.17)	(0.01)	(0.18)	$6.46	(39.42%)	$1,821,560	0.95%	1.32%	1.04%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.87	0.89	(0.03)	–	(0.03)	$10.86	8.96%	$6,211	1.05%	1.25%	1.14%	1.44%

Institutional Service Class Shares
Year Ended October 31, 2008 (f)	$10.86	0.15	(4.35)	(4.20)	(0.18)	(0.01)	(0.19)	$6.47	(39.26%)	$147,351	0.59%	1.96%	0.60%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.87	0.90	(0.04)	–	(0.04)	$10.86	8.98%	$1,090	0.70%	1.59%	0.79%	1.44%

Institutional Class Shares
Year Ended October 31, 2008 (f)	$10.87	0.17	(4.35)	(4.18)	(0.20)	(0.01)	(0.21)	$6.48	(39.09%)	$717,165	0.33%	1.88%	0.46%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.87	0.91	(0.04)	–	(0.04)	$10.87	9.11%	$1,085,445	0.33%	2.01%	0.50%	1.44%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.
-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

120 Annual Report 2008

Nationwide Destination 2050 Fund

The Nationwide Target Destination Funds (“Target Funds”) were launched at the end of August 2007, and the period from November 1, 2007, through October 31, 2008, represents the Target Funds’ first full fiscal year. Information on the performance of the Nationwide Destination 2050 Fund during the annual reporting period follows.

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2008, the Nationwide Destination 2050 Fund (Class A at NAV) registered

-39.48% versus -34.36% for its benchmark, the Dow Jones (DJ) Target 2050 Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Mixed-Asset Target 2050+ Funds (consisting of 75 funds as of October 31, 2008) was -39.92%.

What areas of investment provided the most positive relative returns for the Fund?

The Nationwide Money Market Fund and the Nationwide Bond Index Fund (with allocations within the Fund of approximately 1% and 4%, respectively) provided the only positive returns for the Fund, gaining 2.65% and 0.04%, respectively, during the reporting period. The strongest performers in the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers (LB) U.S. Aggregate Bond Index) during the reporting period were U.S. Treasury, Agency and Agency mortgage-backed securities, which posted gains of 7.76%, 4.68% and 4.62%, respectively, for the period. The broad corporate bond sector, however, dropped 13.82% and undermined most of the gains posted by other U.S. bond market sectors.

What areas of investment detracted from Fund performance?

The declines posted by the Nationwide S&P 500 Index Fund, with -36.25%, and the Nationwide International Index Fund, with -46.44% (whose allocations within the Fund are approximately 28% and 25%, respectively) proved to be the largest negative contributors to the Fund as a whole during the reporting period. All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded negative performance for the reporting period. Although each sector lost ground, the strongest performers among the sectors were consumer staples, with -11.85%; health care, with-23.96%; and utilities, with -29.02%. The weakest sector performers were financials, with -52.09%; information technology, with -41.21%; and materials, with -41.18%. Similarly, all 10 sectors and 21 countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index recorded negative returns for the reporting period. Although each sector lost ground, the strongest-performing sectors included health care, with -20.52%; utilities, with -30.84%; and consumer staples, with -31.86%. As for country allocations within the Fund, the highest returns during the reporting period (although significantly negative) were Switzerland, with -32.30%; Japan, with -37.50%; and France, with -46.29%.

What is your outlook for the near term?

We have experienced several months of unprecedented market declines with no apparent end in sight. Governments around the world have come to the rescue of some of the largest and best-known financial firms. October 2008 witnessed even steeper market declines and volatility at or near all-time high levels. The U.S. economy has slowed dramatically since 2007 and near-term prospects are not good. Many investors have run for cover in the hope that this latest wave of market declines – spawned by the many problems that surfaced in 2007 in the housing and mortgage markets – will not erode their capital further. Given the continuing crisis in the global equity and credit markets, the investment outlook for the near term is relatively bleak.

We believe that the ongoing market turbulence underscores the critical importance of investing for the long term in a broadly diversified solution such as the Nationwide Target Destination Funds. By combining underlying investments in up to 14 distinct asset classes that typically behave differently under various market conditions, it is possible for the Target Funds to achieve higher risk-adjusted returns than those that could be achieved with a less-diversified portfolio of investments over the long term.

2008 Annual Report 121

Nationwide Destination 2050 Fund
(Continued)

The table below lists the target allocation for each of the Fund’s underlying investments as of October 31, 2008, and how each underlying fund performed during the reporting period.

Nationwide Target Destination 2050 Fund
Performance of Underlying Investments for the 12 Months Ended October 31, 2008

		Target	12-Month
Asset Class	Underlying Investment	Allocation*	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	28%	-36.25%

International Stocks	Nationwide International Index Fund	25%	-46.44%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	13%	-36.63%

Small-Cap Stocks	Nationwide Small Cap Index Fund	12%	-34.45%

Emerging Market Stocks	Vanguard Emerging Markets Fund (ETF)	7%	-56.62%

Commodity Stocks	Credit Suisse Commodity Strategy Return Fund	5%	-27.08%

Intermediate-Term Bonds	Nationwide Bond Index	4%	0.03%

Domestic REITS	Vanguard REIT (ETF)	3%	-39.69%

	SPDRs DJ Wilshire International Real Estate
International REITS	(ETF)	2%	-54.97%

Money Market Investments	Nationwide Money Market fund	1%	2.64%

*	Fund target allocations are as of October 31, 2008.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares (or equivalent class, except for Credit Suisse (common shares) and exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Portfolio Manager:
Thomas R. Hickey, Jr., Nationwide Fund Advisors

122 Annual Report 2008

Fund Performance	Nationwide Destination 2050 Fund

Average Annual Total Return
(For period ended October 31, 2008)

				Gross	Net
		One		Expense	Expense
		Year	Inception[1]	Ratio*	Ratio*

Class A	w/o SC5	-39.48%	-29.73%	1.33%	1.16%
	w/SC3	-43.02%	-33.27%

Class C	w/o SC5	-40.01%	-30.32%	1.83%	1.66%
	w/SC4	-40.60%	-30.32%

Class R1[2]		-39.82%	-30.14%	1.73%	1.56%

Class R2[2]		-39.79%	-30.03%	1.58%	1.41%

Institutional Service Class[2]		-39.50%	-29.73%	1.08%	0.91%

Institutional Class[2]		-39.33%	-29.50%	0.83%	0.66%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on August 30, 2007.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2050 Fund, Dow Jones Target 2050 Index(a), the Dow Jones Wilshire 5000 Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes - stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Lehman Brothers subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Dow Jones Wilshire 5000 Index is an unmanaged, market capitalization-weighted index of all U.S.-headquartered

2008 Annual Report 123

Fund Performance	Nationwide Destination 2050 Fund
Continued

equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

(c)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

124 Annual Report 2008

Shareholder	Nationwide Destination 2050
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2008

			Fund
			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2050			05/01/08	10/31/08	05/01/08 - 10/31/08[a]	05/01/08 - 10/31/08[a]

Class A Shares	Actual		1,000.00	667.84	1.97	0.47
	Hypothetical	[b]	1,000.00	1,022.78	2.39	0.47

Class C Shares	Actual		1,000.00	663.83	5.53	1.32
	Hypothetical	[b]	1,000.00	1,018.49	6.73	1.32

Class R1 Shares	Actual		1,000.00	666.01	5.18	1.24
	Hypothetical	[b]	1,000.00	1,018.92	6.30	1.24

Class R2 Shares	Actual		1,000.00	665.75	4.28	1.02
	Hypothetical	[b]	1,000.00	1,019.99	5.21	1.02

Institutional Service Class Shares	Actual		1,000.00	667.09	2.50	0.60
	Hypothetical	[b]	1,000.00	1,022.13	3.04	0.60

Institutional Class Shares	Actual		1,000.00	668.34	1.37	0.33
	Hypothetical	[b]	1,000.00	1,023.49	1.66	0.33

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Annual Report 125

Portfolio Summary	Nationwide Destination 2050 Fund
October 31, 2008

Asset Allocation

Mutual Funds	88.7%
Exchange Traded Funds	11.3%
Other assets in excess of liabilities	0.0%

100.0%

Top Industries

Equity Funds	94.3%
Fixed Income Funds	4.5%
Money Market Fund	1.2%

100.0%

TopHoldings

Nationwide S&P 500 Index Fund, Institutional Class	29.2%
Nationwide International Index Fund, Institutional Class	24.5%
Nationwide Mid Cap Market Index Fund, Institutional Class	12.8%
Nationwide Small Cap Index Fund, Institutional Class	11.8%
Vanguard Emerging Markets Fund	6.7%
Credit Suisse Commodity Return Strategy Fund	4.7%
Nationwide Bond Index Fund, Institutional Class	4.5%
Vanguard REIT Fund	2.7%
SPDR Dow Jones Wilshire International Real Estate Fund	1.9%
Nationwide Money Market Fund, Institutional Class	1.2%

100.0%

126 Annual Report 2008

Statement of Investments
October 31, 2008

Nationwide Destination 2050 Fund

Mutual Funds 88.7%

	Shares	Value

Equity Funds 83.0%
Credit Suisse Commodity Return Strategy Fund	18,659	$160,657
Nationwide International Index Fund, Institutional Class(a)	130,510	828,738
Nationwide Mid Cap Market Index Fund, Institutional Class(a)	43,423	432,491
Nationwide S&P 500 Index Fund, Institutional Class(a)	121,817	990,373
Nationwide Small Cap Index Fund, Institutional Class(a)	48,116	400,808

		2,813,067

Fixed Income Fund 4.5%(a)
Nationwide Bond Index Fund, Institutional Class	14,822	152,812

Money Market Fund 1.2%(a)
Nationwide Money Market Fund, Institutional Class	39,616	39,616

Total Mutual Funds		3,005,495

Exchange Traded Funds 11.3%

	Shares	Value

Equity Funds 11.3%
Vanguard Emerging Markets Fund	9,004	226,991
SPDR Dow Jones Wilshire International Real Estate Fund	2,196	62,586
Vanguard REIT Fund	2,215	91,945

		381,522

Total Exchange Traded Funds		381,522

Total Investments (Cost $4,621,980) (b) — 100.0%		3,387,017
Other assets in excess of liabilities — 0.0%		1,628

NET ASSETS — 100.0%		$3,388,645

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation / (depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 127

Statement of Assets and Liabilities
October 31, 2008

Nationwide Destination 2050
Fund

Assets:
Investments, at value (cost $814,298)	$542,179
Investments in affiliates, at value (cost $3,807,682 )	2,844,838

Total Investments	3,387,017

Cash	2,599
Dividends receivable from affiliates	604
Receivable for capital shares issued	15,230

Total Assets	3,405,450

Liabilities:
Payable for investments purchased	13,325
Payable for capital shares redeemed	1,496
Accrued expenses and other payables:
Investment advisory fees	792
Distribution fees	871
Administrative servicing fees	321

Total Liabilities	16,805

Net Assets	$3,388,645

Represented by:
Capital	$4,685,524
Accumulated undistributed net investment income	1
Accumulated net realized losses from investment transactions	(61,917)
Net unrealized appreciation/(depreciation) from investments in affiliates	(962,844)
Net unrealized appreciation/(depreciation) from investments in non-affiliates	(272,119)

Net Assets	$3,388,645

Net Assets:
Class A Shares	$200,917
Class C Shares	6,734
Class R1	314,774
Class R2	1,810,597
Institutional Service Class Shares	337,395
Institutional Class Shares	718,228

Total	$3,388,645

The accompanying notes are an integral part of these financial statements.

128 Annual Report 2008

	Nationwide Destination 2050
	Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	31,318
Class C Shares	1,052
Class R1 Shares	49,222
Class R2 Shares	283,516
Institutional Service Class Shares	52,629
Institutional Class Shares	111,960

Total	529,697

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$6.42
Class C Shares (a)	$6.40
Class R1 Shares	$6.40	(b)
Class R2 Shares	$6.39
Institutional Service Class Shares	$6.41
Institutional Class Shares	$6.42
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$6.81

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C, the redemption price per share is reduced by 1.00% for shares held less than one year.

(b)	The NAV reported above represents the traded NAV at October 31, 2008.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 129

Statement of Operations
For the Year Ended October 31, 2008

Nationwide
Destination 2050
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$37,540
Dividend income	7,953
Interest income	14

Total Income	45,507

Expenses:
Investment advisory fees	9,134
Distribution fees Class A	379
Distribution fees Class C	55
Distribution fees Class R1	729
Distribution fees Class R2	3,988
Administrative servicing fees Class A	21
Administrative servicing fees Class R1	293
Administrative servicing fees Class R2	1,616
Administrative servicing fees Institutional Service Class	230

Total expenses before reimbursed/waived expenses	16,445

Investment advisory fees voluntarily waived	(2,205)

Net Expenses	14,240

Net Investment Income	31,267

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	23,220
Net realized gain distributions from underlying non-affiliated funds	1
Net realized gains from investment transactions with affiliates	31,558
Net realized losses from investment transactions with non-affiliates	(102,852)

Net realized losses from affiliated and non-affiliated investments	(48,073)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(1,023,598)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(302,120)

Net change in unrealized appreciation/(depreciation) from investments	(1,325,718)

Net realized/unrealized losses from affiliated and non-affiliated investments	(1,373,791)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,342,524)

The accompanying notes are an integral part of these financial statements.

130 Annual Report 2008

Statements of Changes in Net Assets

	Nationwide Destination 2050 Fund

	Year Ended	Period Ended
	October 31, 2008	October 31, 2007(a)

Operations:
Net investment income	$31,267	$3,574
Net realized gains (losses) from investment transactions	(48,073)	855
Net change in unrealized appreciation/(depreciation) from investments	(1,325,718)	90,755

Change in net assets resulting from operations	(1,342,524)	95,184

Distributions to Shareholders From:
Net investment income:
Class A	(2,585)	(3)
Class C	(44)	(3)
Class R1	(1,151)	(3)
Class R2	(10,330)	(3)
Institutional Service Class	(1,817)	(4)
Institutional Class	(29,198)	(3,874)
Net realized gains:
Class A	(26)	–
Class C	(1)	–
Class R1	(1)	–
Class R2	(9)	–
Institutional Service Class	(1)	–
Institutional Class	(509)	–

Change in net assets from shareholder distributions	(45,672)	(3,890)

Change in net assets from capital transactions	3,614,617	1,070,930

Change in net assets	2,226,421	1,162,224

Net Assets:
Beginning of period	1,162,224	–

End of period	$3,388,645	$1,162,224

Accumulated undistributed net investment income at end of period	$1	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$279,564	$51,941
Dividends reinvested	2,611	3
Cost of shares redeemed	(49,574)	–

Total Class A	232,601	51,944

Class C Shares
Proceeds from shares issued	18,154	1,000
Dividends reinvested	44	3
Cost of shares redeemed	(9,295)	–

Total Class C	8,903	1,003

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 131

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2050 Fund

	Year Ended	Period Ended
	October 31, 2008	October 31, 2007(a)

CAPITAL TRANSACTIONS: (continued)
Class R1 Shares
Proceeds from shares issued	$430,694	$1,000
Dividends reinvested	1,152	3
Cost of shares redeemed	(1,703)	–

Total Class R1	430,143	1,003

Class R2 Shares
Proceeds from shares issued	2,831,852	13,054
Dividends reinvested	10,339	3
Cost of shares redeemed	(456,335)	(1)

Total Class R2	2,385,856	13,056

Institutional Service Class Shares
Proceeds from shares issued	489,188	1,000
Dividends reinvested	1,818	4
Cost of shares redeemed	(42,289)	–

Total Institutional Service Class	448,717	1,004

Institutional Class Shares
Proceeds from shares issued	85,645	999,048
Dividends reinvested	29,707	3,874
Cost of shares redeemed	(6,955)	(2)

Total Institutional Class	108,397	1,002,920

Change in net assets from capital transactions:	$3,614,617	$1,070,930

SHARE TRANSACTIONS:
Class A Shares
Issued	31,394	4,905
Reinvested	284	–
Redeemed	(5,265)	–

Total Class A Shares	26,413	4,905

Class C Shares
Issued	1,895	100
Reinvested	5	–
Redeemed	(948)	–

Total Class C Shares	952	100

Class R1 Shares
Issued	49,235	100
Reinvested	138	–
Redeemed	(251)	–

Total R1 Shares	49,122	100

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

132 Annual Report 2008

	Nationwide Destination 2050 Fund

	Year Ended	Period Ended
	October 31, 2008	October 31, 2007(a)

SHARE TRANSACTIONS: (continued)
Class R2 Shares
Issued	332,471	1,216
Reinvested	1,183	–
Redeemed	(51,354)	–

Total R2 Shares	282,300	1,216

Institutional Service Class Shares
Issued	57,184	100
Reinvested	216	–
Redeemed	(4,871)	–

Total Institutional Service Class Shares	52,529	100

Institutional Class Shares
Issued	9,403	99,880
Reinvested	3,069	373
Redeemed	(765)	–

Total Institutional Class Shares	11,707	100,253

Total change in shares:	423,023	106,674

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 133

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2050 Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized									Ratio of Net	Ratio of
	Net Asset		and									Investment	Expenses
	Value,	Net	Unrealized								Ratio of	Income	(Prior to
	Beginning	Investment	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	(Loss) to	Reimbursements)
	of	Income	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	Average	to Average	Portfolio
	Period	(Loss)	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2008 (f)	$10.89	0.14	(4.35)	(4.21)	(0.25)	(0.01)	(0.26)	$6.42	(39.48%)	$200,917	0.59%	1.55%	0.70%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	(0.01)	0.93	0.92	(0.03)	–	(0.03)	$10.89	9.25%	$53,443	0.86%	(0.30%)	1.08%	0.82%

Class C Shares
Year Ended October 31, 2008 (f)	$10.88	0.06	(4.34)	(4.28)	(0.19)	(0.01)	(0.20)	$6.40	(40.01%)	$6,734	1.34%	0.65%	1.43%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.89	0.91	(0.03)	–	(0.03)	$10.88	9.13%	$1,092	1.39%	0.87%	1.49%	0.82%

Class R1 Shares
Year Ended October 31, 2008 (f)	$10.88	0.06	(4.31)	(4.25)	(0.22)	(0.01)	(0.23)	$6.40	(39.82%)	$314,774	1.24%	0.72%	1.27%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.89	0.91	(0.03)	–	(0.03)	$10.88	9.13%	$1,092	1.39%	0.87%	1.49%	0.82%

Class R2 Shares
Year Ended October 31, 2008 (f)	$10.89	0.09	(4.33)	(4.24)	(0.25)	(0.01)	(0.26)	$6.39	(39.79%)	$1,810,597	1.03%	1.02%	1.11%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	0.01	0.91	0.92	(0.03)	–	(0.03)	$10.89	9.25%	$13,240	1.06%	0.62%	1.17%	0.82%

Institutional Service Class Shares
Year Ended October 31, 2008 (f)	$10.89	0.12	(4.33)	(4.21)	(0.26)	(0.01)	(0.27)	$6.41	(39.50%)	$337,395	0.60%	1.47%	0.65%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.90	0.93	(0.04)	–	(0.04)	$10.89	9.28%	$1,093	0.70%	1.57%	0.79%	0.82%

Institutional Class Shares
Year Ended October 31, 2008 (f)	$10.90	0.18	(4.37)	(4.19)	(0.28)	(0.01)	(0.29)	$6.42	(39.33%)	$718,228	0.33%	1.93%	0.46%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.90	0.94	(0.04)	–	(0.04)	$10.90	9.41%	$1,092,264	0.33%	1.98%	0.50%	0.82%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.
-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

134 Annual Report 2008

Nationwide Retirement Income Fund

The Nationwide Target Destination Funds (“Target Funds”) were launched at the end of August 2007, and the period from November 1, 2007, through October 31, 2008, represents the Target Funds’ first full fiscal year. Information on the performance of the Nationwide Retirement Income Fund during the annual reporting period follows.

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2008, the Nationwide Retirement Income Fund (Class A at NAV) registered -14.50% versus -6.76% for its benchmark, the Dow Jones (DJ) Target Today Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 451 funds as of October 31, 2008) was -18.98%.

What areas of investment provided the most positive relative returns for the Fund?

The Vanguard Short Term Bond ETF and the Nationwide Money Market Fund (with target allocations within the Fund of approximately 18% and 11%, respectively) provided the most positive returns for the Fund, gaining 3.60% and 2.65%, respectively, during the reporting period. As risk aversion in the U.S. bond market grew throughout the period, the Vanguard Short Term Bond ETF benefited from a large allocation to U.S. Treasury and Agency bonds (67% of the Fund at the end of the period) and high-credit-quality bonds (75% of the Fund rated AAA by Moody’s Investors Service at the end of the period).

What areas of investment detracted from Fund performance?

The declines posted by the Nationwide S&P 500 Index Fund, with -36.25%, and the Nationwide International Index Fund, with -46.44% (whose target allocations within the Fund are approximately 18% and 5%, respectively) proved to be the largest negative contributors to the Fund as a whole during the reporting period. All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded negative performance for the reporting period. Although each sector lost ground, the strongest performers among the sectors were consumer staples, with -11.85%; health care, with -23.96%; and utilities, with -29.02%. The weakest sector performers were financials, with -52.09%; information technology, with -41.21%; and materials, with -41.18%. Similarly, all 10 sectors and 21 countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index recorded negative returns for the reporting period. Although each sector lost ground, the strongest-performing sectors included health care, with -20.52%; utilities, with -30.84%; and consumer staples, with -31.86%. As for country allocations within the Fund, the highest returns during the reporting period (although significantly negative) were Switzerland, with -32.30%; Japan, with -37.50%; and France, with -46.29%.

What is your outlook for the near term?

We have experienced several months of unprecedented market declines with no apparent end in sight. Governments around the world have come to the rescue of some of the largest and best-known financial firms. October 2008 witnessed even steeper market declines and volatility at or near all-time high levels. The U.S. economy has slowed dramatically since 2007 and near-term prospects are not good. Many investors have run for cover in the hope that this latest wave of market declines – spawned by the many problems that surfaced in 2007 in the housing and mortgage markets – will not further erode their capital. Given the continuing crisis in the global equity and credit markets, the investment outlook for the near term is relatively bleak.

We believe that the ongoing market turbulence underscores the critical importance of investing for the long term in a broadly diversified solution such as the Nationwide Target Destination Funds. By combining underlying investments in up to 14 distinct asset classes that typically behave differently under various market conditions, it is possible for the Target Funds to achieve higher risk-adjusted returns than those that could be achieved with a less-diversified portfolio of investments over the long term.

The table on the next page lists the target allocation for each of the Fund’s underlying investments as of October 31, 2008, and how each underlying fund performed during the reporting period.

2008 Annual Report 135

Nationwide Retirement Income Fund
(Continued)

Nationwide Retirement Income Fund
Performance of Underlying Investments for the 12 Months Ended October 31, 2008

		Target	12-Month
Asset Class	Underlying Investment	Allocation*	Return

Inflation-Protected Bonds	iShares Lehman TIPS Bond Fund (ETF)	24%	-4.22%

Large-Cap Stocks	Nationwide S&P 500 Index Fund	18%	-36.25%

Short-Term Bonds	Vanguard Short Term Bond (ETF)	18%	3.60%

Money Market Investments	Nationwide Money Market Fund	11%	2.64%

International Bonds	Oppenheimer International Bond Fund	8%	-8.91%

Intermediate Term Bonds	Nationwide Bond Index	7%	0.03%

International Stocks	Nationwide International Index Fund	5%	-46.44%

Commodity Stocks	Credit Suisse Commodity Strategy Return Fund	3%	-27.09%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	2%	-36.63%

High-Yield Bonds	T. Rowe Price Institutional High Yield Bond Fund	2%	-20.56%

Domestic REITS	Vanguard REIT (ETF)	1%	-39.69%

International REITS	SPDRs DJ Wilshire International Real Estate (ETF)	1%	-54.97%

*	Fund target allocations are as of October 31, 2008.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares (or equivalent class, except for Credit Suisse – Common Shares – and exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Portfolio Manager:
Thomas R. Hickey, Jr., Nationwide Fund Advisors

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency except as stated below. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market.

•	The U.S. Treasury Temporary Guarantee Program provides a guarantee to participating money market mutual fund shareholders based on the number of shares invested in the fund at the close of business on September 19, 2008.
•	Any increase in the number of shares an investor holds after the close of business on September 19, 2008, will not be guaranteed.
•	If a customer closes his or her account with a fund or broker-dealer, any future investment in the fund will not be guaranteed.
•	If the number of shares an investor holds fluctuates during the period, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less.
•	The Program, which was set to expire on December 18, 2008, has been extended by the United States Treasury and is set to expire on April 30, 2009.

136 Annual Report 2008

Fund Performance	Nationwide Retirement Income Fund

Average Annual Total Return
(For period ended October 31, 2008)

				Gross	Net
		One		Expense	Expense
		Year	Inception[1]	Ratio*	Ratio*

Class A	w/o SC5	-14.50%	-9.80%	1.30%	1.13%
	w/SC3	-19.53%	-14.34%

Class C	w/o SC5	-15.01%	-10.35%	1.80%	1.63%
	w/SC4	-15.84%	-10.35%

Class R1[2]		-14.76%	-10.12%	1.70%	1.53%

Class R2[2]		-14.67%	-9.95%	1.55%	1.38%

Institutional Service Class[2]		-14.30%	-9.60%	1.05%	0.88%

Institutional Class[2]		-14.11%	-9.33%	0.80%	0.63%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on August 30, 2007.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Retirement Income Fund, the Dow Jones Target Today Index(a), the Lehman U.S. Aggregate Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes - stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Lehman Brothers subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Lehman U.S. Aggregate Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or

2008 Annual Report 137

Fund Performance	Nationwide Retirement Income Fund
Continued

more) that is generally representative of the bond market as a whole.

(c)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

138 Annual Report 2008

Shareholder	Nationwide Retirement Income
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2008

			Fund
			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Retirement Income			05/01/08	10/31/08	05/01/08 - 10/31/08[a]	05/01/08 - 10/31/08[a]

Class A Shares	Actual		1,000.00	847.31	3.91	0.84
	Hypothetical	[b]	1,000.00	1,020.90	4.29	0.84

Class C Shares	Actual		1,000.00	845.04	6.57	1.42
	Hypothetical	[b]	1,000.00	1,018.02	7.21	1.42

Class R1 Shares	Actual		1,000.00	846.73	5.75	1.24
	Hypothetical	[b]	1,000.00	1,018.91	6.30	1.24

Class R2 Shares	Actual		1,000.00	847.62	4.17	0.90
	Hypothetical	[b]	1,000.00	1,020.62	4.57	0.90

Institutional Service Class Shares	Actual		1,000.00	849.17	2.73	0.59
	Hypothetical	[b]	1,000.00	1,022.19	2.99	0.59

Institutional Class Shares	Actual		1,000.00	849.68	1.53	0.33
	Hypothetical	[b]	1,000.00	1,023.48	1.67	0.33

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Annual Report 139

Portfolio Summary	Nationwide Retirement Income Fund
October 31, 2008

Asset Allocation

Mutual Funds	55.5%
Exchange Traded Funds	44.3%
Other assets in excess of liabilities	0.2%

100.0%

Top Industries

Fixed Income Funds	60.0%
Equity Funds	27.7%
Money Market Fund	12.1%
Other	0.2%

100.0%

Top Holdings

iShares Lehman U.S. Treasury Inflation Protected Securities Fund	23.6%
Vanguard Short-Term Bond Fund	19.1%
Nationwide S&P 500 Index Fund, Institutional Class	17.3%
Nationwide Money Market Fund, Institutional Class	12.1%
Oppenheimer International Bond Fund, Class Y	8.0%
Nationwide Bond Index Fund, Institutional Class	7.4%
Nationwide International Index Fund, Institutional Class	4.5%
Credit Suisse Commodity Return Strategy Fund	2.6%
T. Rowe Price High Yield Bond Fund	1.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	1.8%
Other	1.7%

100.0%

140 Annual Report 2008

Statement of Investments
October 31, 2008

Nationwide Retirement Income Fund

Mutual Funds 55.5%

	Shares	Value

Equity Funds 26.1%
Credit Suisse Commodity Return Strategy Fund	17,265	$148,648
Nationwide International Index Fund, Institutional Class(a)	40,284	255,800
Nationwide Mid Cap Market Index Fund, Institutional Class(a)	10,279	102,381
Nationwide S&P 500 Index Fund, Institutional Class(a)	121,612	988,708

		1,495,537

Fixed Income Funds 17.3%
Nationwide Bond Index Fund, Institutional Class(a)	41,122	423,970
Oppenheimer International Bond Fund, Class Y	83,378	461,917
T. Rowe Price High Yield Bond Fund	14,661	107,906

		993,793

Money Market Fund 12.1%(a)
Nationwide Money Market Fund, Institutional Class	691,023	691,023

Total Mutual Funds		3,180,353

Exchange Traded Funds 44.3%

	Shares	Value

Equity Funds 1.6%
SPDR Dow Jones Wilshire International Real Estate Fund	1,676	47,766
Vanguard REIT Fund	994	41,261

		89,027

Fixed Income Funds 42.7%
iShares Lehman U.S. Treasury Inflation Protected Securities Fund	14,693	1,353,225
Vanguard Short-Term Bond Fund	14,539	1,095,805

		2,449,030

Total Exchange Traded Funds		2,538,057

Total Investments (Cost $6,640,649) (b) — 99.8%		5,718,410
Other assets in excess of liabilities — 0.2%		12,261

NET ASSETS — 100.0%		$5,730,671

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation / (depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 141

Statement of Assets and Liabilities
October 31, 2008

Nationwide
Retirement Income Fund

Assets:
Investments, at value (cost $3,707,071)	$3,256,527
Investments in affiliates, at value (cost $2,933,578 )	2,461,883

Total Investments	5,718,410

Cash	9,272
Dividends receivable from affiliates	2,664
Dividends receivable from non-affiliates	1,891
Receivable for capital shares issued	12,606
Receivable for investments sold	12,872

Total Assets	5,757,715

Liabilities:
Payable for investments purchased	22,833
Payable for capital shares redeemed	50
Accrued expenses and other payables:
Investment advisory fees	1,568
Distribution fees	1,615
Administrative servicing fees	978

Total Liabilities	27,044

Net Assets	$5,730,671

Represented by:
Capital	$6,727,943
Accumulated undistributed net investment income	17,243
Accumulated net realized losses from investment transactions	(92,276)
Net unrealized appreciation/(depreciation) from investments in affiliates	(471,695)
Net unrealized appreciation/(depreciation) from investments in non-affiliates	(450,544)

Net Assets	$5,730,671

Net Assets:
Class A Shares	$24,515
Class C Shares	880
Class R1	1,620,940
Class R2	1,583,732
Institutional Service Class Shares	1,606,839
Institutional Class Shares	893,765

Total	$5,730,671

The accompanying notes are an integral part of these financial statements.

142 Annual Report

	Nationwide
	Retirement Income Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,863
Class C Shares	103
Class R1 Shares	189,623
Class R2 Shares	185,416
Institutional Service Class Shares	187,664
Institutional Class Shares	104,279

Total	669,948

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.56
Class C Shares (a)	$8.55	(b)
Class R1 Shares	$8.55
Class R2 Shares	$8.54
Institutional Service Class Shares	$8.56
Institutional Class Shares	$8.57
Maximum offering price per share (100%(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.08

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C, the redemption price per share is reduced by 1.00% for shares held less than one year.

(b)	The NAV reported above represents the traded NAV at October 31, 2008.

The accompanying notes are an integral part of these financial statements.

Annual Report 143

Statement of Operations
For the Year Ended October 31, 2008

Nationwide
Retirement Income
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$34,273
Dividend income	100,566
Interest income	22

Total Income	134,861

Expenses:
Investment advisory fees	13,187
Distribution fees Class A	38
Distribution fees Class C	11
Distribution fees Class R1	3,332
Distribution fees Class R2	5,344
Administrative servicing fees Class A	39
Administrative servicing fees Class R1	1,331
Administrative servicing fees Class R2	1,002
Administrative servicing fees Institutional Service Class	1,355

Total expenses before reimbursed/waived expenses	25,639

Investment advisory fees voluntarily waived	(2,883)

Net Expenses	22,756

Net Investment Income	112,105

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	5,411
Net realized gain distributions from underlying non-affiliated funds	525
Net realized gains from investment transactions with affiliates	74,648
Net realized losses from investment transactions with non-affiliates	(171,260)

Net realized losses from affiliated and non-affiliated investments	(90,676)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(488,532)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(464,593)

Net change in unrealized appreciation/(depreciation) from investments	(953,125)

Net realized/unrealized losses from affiliated and non-affiliated investments	(1,043,801)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(931,696)

The accompanying notes are an integral part of these financial statements.

144 Annual Report

Statements of Changes in Net Assets

	Nationwide Retirement Income Fund

	Year Ended	Period Ended
	October 31, 2008	October 31, 2007(a)

Operations:
Net investment income	$112,105	$6,577
Net realized gains (losses) from investment transactions	(90,676)	527
Net change in unrealized appreciation/(depreciation) from investments	(953,125)	30,886

Change in net assets resulting from operations	(931,696)	37,990

Distributions to Shareholders From:
Net investment income:
Class A	(423)	(3)
Class C	(25)	(3)
Class R1	(16,255)	(3)
Class R2	(27,914)	(3)
Institutional Service Class	(18,792)	(4)
Institutional Class	(35,788)	(3,846)
Net realized gains:
Class A	(1)	–
Class C	(1)	–
Class R1	(1)	–
Class R2	(57)	–
Institutional Service Class	(1)	–
Institutional Class	(468)	–

Change in net assets from shareholder distributions	(99,726)	(3,862)

Change in net assets from capital transactions	5,724,103	1,003,862

Change in net assets	4,692,681	1,037,990

Net Assets:
Beginning of period	1,037,990	–

End of period	$5,730,671	$1,037,990

Accumulated undistributed net investment income at end of period	$17,243	$2,719

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$27,463	$1,000
Dividends reinvested	424	3
Cost of shares redeemed	(252)	–

Total Class A	27,635	1,003

Class C Shares
Proceeds from shares issued	–	1,000
Dividends reinvested	26	3
Cost of shares redeemed	–	–

Total Class C	26	1,003

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Annual Report 145

Statements of Changes in Net Assets (Continued)

	Nationwide Retirement Income Fund

	Year Ended	Period Ended
	October 31, 2008	October 31, 2007(a)

CAPITAL TRANSACTIONS: (continued)
Class R1 Shares
Proceeds from shares issued	$1,984,810	$1,000
Dividends reinvested	16,256	3
Cost of shares redeemed	(107,470)	–

Total Class R1	1,893,596	1,003

Class R2 Shares
Proceeds from shares issued	3,831,556	1,000
Dividends reinvested	27,971	3
Cost of shares redeemed	(1,963,981)	–

Total Class R2	1,895,546	1,003

Institutional Service Class Shares
Proceeds from shares issued	2,128,462	1,000
Dividends reinvested	18,792	4
Cost of shares redeemed	(283,066)	–

Total Institutional Service Class	1,864,188	1,004

Institutional Class Shares
Proceeds from shares issued	6,859	995,000
Dividends reinvested	36,256	3,846
Cost of shares redeemed	(3)	–

Total Institutional Class	43,112	998,846

Change in net assets from capital transactions:	$5,724,103	$1,003,862

SHARE TRANSACTIONS:
Class A Shares
Issued	2,745	100
Reinvested	43	–
Redeemed	(25)	–

Total Class A Shares	2,763	100

Class C Shares
Issued	–	100
Reinvested	3	–
Redeemed	–	–

Total Class C Shares	3	100

Class R1 Shares
Issued	199,374	100
Reinvested	1,687	–
Redeemed	(11,538)	–

Total R1 Shares	189,523	100

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

146 Annual Report

	Nationwide Retirement Income Fund

	Year Ended	Period Ended
	October 31, 2008	October 31, 2007(a)

SHARE TRANSACTIONS: (continued)
Class R2 Shares
Issued	383,608	100
Reinvested	2,855	–
Redeemed	(201,147)	–

Total R2 Shares	185,316	100

Institutional Service Class Shares
Issued	214,637	100
Reinvested	1,939	–
Redeemed	(29,012)	–

Total Institutional Service Class Shares	187,564	100

Institutional Class Shares
Issued	769	99,501
Reinvested	3,629	380

Total Institutional Class Shares	4,398	99,881

Total change in shares:	569,567	100,381

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Annual Report 147

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Retirement Income Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
	Net Asset		and									Ratio of Net	Expenses
	Value,		Unrealized								Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2008 (f)	$10.33	0.33	(1.79)	(1.46)	(0.31)	–	(0.31)	$8.56	(14.50%)	$24,515	0.83%	3.30%	0.96%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.06	0.30	0.36	(0.03)	–	(0.03)	$10.33	3.64%	$1,037	1.07%	3.18%	1.79%	1.03%

Class C Shares
Year Ended October 31, 2008 (f)	$10.32	0.30	(1.82)	(1.52)	(0.25)	–	(0.25)	$8.55	(15.01%)	$880	1.38%	2.99%	1.41%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.30	0.35	(0.03)	–	(0.03)	$10.32	3.51%	$1,036	1.43%	2.59%	1.43%	1.03%

Class R1 Shares
Year Ended October 31, 2008 (f)	$10.32	0.27	(1.76)	(1.49)	(0.28)	–	(0.28)	$8.55	(14.76%)	$1,620,940	1.24%	2.86%	1.27%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.30	0.34	(0.03)	–	(0.03)	$10.32	3.51%	$1,036	1.43%	2.59%	1.43%	1.03%

Class R2 Shares
Year Ended October 31, 2008 (f)	$10.33	0.32	(1.80)	(1.48)	(0.31)	–	(0.31)	$8.54	(14.67%)	$1,583,732	0.92%	3.29%	1.02%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.31	0.36	(0.03)	–	(0.03)	$10.33	3.64%	$1,037	1.07%	2.95%	1.07%	1.03%

Institutional Service Class Shares
Year Ended October 31, 2008 (f)	$10.33	0.37	(1.81)	(1.44)	(0.33)	–	(0.33)	$8.56	(14.30%)	$1,606,839	0.59%	3.90%	0.64%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.06	0.31	0.37	(0.04)	–	(0.04)	$10.33	3.67%	$1,037	0.72%	3.31%	0.72%	1.03%

Institutional Class Shares
Year Ended October 31, 2008 (f)	$10.34	0.41	(1.83)	(1.42)	(0.35)	–	(0.35)	$8.57	(14.11%)	$893,765	0.33%	4.07%	0.46%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.07	0.31	0.38	(0.04)	–	(0.04)	$10.34	3.79%	$1,032,807	0.33%	3.74%	0.50%	1.03%

(a)	Excludes sales charge.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.
-	Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

148 Annual Report 2008

Notes to Financial Statements
October 31, 2008

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated as of October 30, 1997, as subsequently amended, was redomesticated as a Delaware statutory trust on February 28, 2005. The redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2008, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates thirty-six (36) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the ten (10) funds listed below (each, a “Fund”; collectively, the “Funds”):

-	Nationwide Destination 2010 Fund (“Destination 2010”)
-	Nationwide Destination 2015 Fund (“Destination 2015”)
-	Nationwide Destination 2020 Fund (“Destination 2020”)
-	Nationwide Destination 2025 Fund (“Destination 2025”)
-	Nationwide Destination 2030 Fund (“Destination 2030”)
-	Nationwide Destination 2035 Fund (“Destination 2035”)
-	Nationwide Destination 2040 Fund (“Destination 2040”)
-	Nationwide Destination 2045 Fund (“Destination 2045”)
-	Nationwide Destination 2050 Fund (“Destination 2050”)
-	Nationwide Retirement Income Fund (“Retirement Income”)

Each of the Funds is constructed as a “fund of funds,” which means that each of the Funds pursues its investment objective by allocating its investments primarily among other affiliated and unaffiliated mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset values (“NAV“s) as reported by the Underlying Funds. The securities in the Underlying Funds generally are valued as of the close of business of the regular session of trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern time). The Underlying Funds generally value securities and assets at current market value.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the

2008 Annual Report 149

Notes to Financial Statements (Continued)
October 31, 2008

underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty. As of October 31, 2008, the Funds did not hold any repurchase agreements.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for all Funds. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences (i.e., reclassification of market discounts, foreign gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(e)	Federal Income Taxes

It is the policy of each Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If a tax position taken by a Fund is not sustained upon examination by a taxing authority, the Fund may incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of

150 Annual Report 2008

the first financial statement reporting period for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Accordingly, the Funds were required to implement FIN 48 in their NAV per share calculations on April 30, 2008. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Funds’ current financial statements. Each Fund files U.S. federal income tax returns and, if applicable, returns in various state or foreign jurisdictions in which it invests. Each Fund’s taxable years 2004 to 2008 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to each Fund’s NAV and financial statements.

(f)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For each Fund, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total NAV of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) manages the investment of the assets and supervises the daily business affairs of the Funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), whose parent company is Nationwide Corporation. Under the terms of the Investment Advisory Agreement, each Fund pays NFA a unified management fee of 0.33% of the Fund’s average daily net assets. Prior to August 1, 2008, the unified management fee was 0.50%. Out of that fee, NFA pays substantially all of the expenses of managing and operating a Fund except Rule 12b-1 fees, administrative services fees, the cost of investment securities or other investment assets, taxes, interest, brokerage fees, short-sale dividend expenses, the cost of share certificates representing shares of the Trust, compensation and expenses of the non-interested Trustees and counsel to the non-interested Trustees, and expenses incurred by a Fund in connection with any merger or reorganization or any other expenses not incurred in the ordinary course of a Fund’s business.

Prior to August 1, 2008, NFA and the Funds entered into a written contract under which NFA has agreed to waive an amount equal to 0.15% of the amount payable to it as Management Fees at least through February 28, 2009. Effective August 1, 2008, this written contract was terminated.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFS Distributors Inc. (“NFSDI”). These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed 0.25% for Class A shares, 1.00% for Class C shares, 0.65% for Class R1 shares, and 0.50% for Class R2 shares.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. The contingent deferred sales charges (“CDSC”) of 0.50%, if applicable, will be imposed on redemptions of Class A shares made within 18 months of the purchase if no sales charges were paid on the original purchase and a finder’s fee was paid. Class C shares have a CDSC fee of 1% imposed on redemptions of Class C shares of the Funds made within one year of purchase. For the year ended October 31,

2008 Annual Report 151

Notes to Financial Statements (Continued)
October 31, 2008

2008, NFD received commissions of $14,717 from front-end sales charges of Class A shares and from CDSC fees from Class C shares of the Funds, of which $3,911 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFSDI, provides various administrative and accounting services for the Funds, and serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The Funds do not pay a fee for these services.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Funds.

NFA and Citi have agreed to designate certain sub-transfer agency agreements NFA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, Citi will credit to NFA an amount equal to the lesser of (i) the actual amount NFA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. Citi will calculate and credit such amounts to NFA’s fees on a monthly basis. All amounts will be credited to each applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, NFS and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class R1, Class R2, and Institutional Service Class shares of each of the Funds.

For the year ended October 31, 2008, NFS received the following amounts in administrative services fees from each Fund:

Fund	Amount

Destination 2010	$5,807

Destination 2015	11,739

Destination 2020	14,163

Destination 2025	10,783

Destination 2030	12,538

Destination 2035	4,947

Destination 2040	4,116

Destination 2045	1,400

Destination 2050	1,843

Retirement Income	2,734

152 Annual Report 2008

As of October 31, 2008, the Adviser or affiliates of the Adviser directly held the percentage indicated below of the shares outstanding of the applicable Fund:

% of Shares
Outstanding
Fund	Owned

Destination 2010	8.97%

Destination 2015	3.91%

Destination 2020	3.70%

Destination 2025	4.08%

Destination 2030	4.05%

Destination 2035	7.39%

Destination 2040	9.73%

Destination 2045	21.74%

Destination 2050	19.60%

Retirement Income	15.56%

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Board of Trustees and the Trust, the Board of Trustees has agreed to reimburse NFA for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended October 31, 2008, the Funds’ portion of such costs amounted to $0.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Funds’ custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, expiring on July 23, 2009, with a commitment fee of 0.07% per year on $100,000,000. There are three (3) other lenders participating in this arrangement. Advances taken by the Funds under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended October 31, 2008.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credits) when the Funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

2008 Annual Report 153

Notes to Financial Statements (Continued)
October 31, 2008

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2008, were as follows:

Fund	Purchases	Sales

Destination 2010	$11,826,953	$2,020,050

Destination 2015	26,776,046	2,668,765

Destination 2020	26,982,599	1,785,345

Destination 2025	24,320,477	2,054,067

Destination 2030	23,913,934	1,758,303

Destination 2035	13,568,008	1,969,810

Destination 2040	9,293,300	901,072

Destination 2045	3,635,437	398,523

Destination 2050	4,369,557	747,138

Retirement Income	$8,062,115	$2,330,820

6. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience however, the Trust expects that risk of loss to be remote.

7. New Accounting Pronouncements

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about each Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on each Fund’s financial statements and related disclosures.

In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivates and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (the “Amendment”) was issued and is effective for annual and

154 Annual Report 2008

interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating what impact the adoption of the Amendment will have on each Fund’s financial statement disclosure.

8. Other

At October 31, 2008, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts

Destination 2010	91%	1

Destination 2015	95%	2

Destination 2020	95%	2

Destination 2025	94%	2

Destination 2030	95%	2

Destination 2035	91%	2

Destination 2040	79%	1

Destination 2045	92%	2

Destination 2050	89%	2

Retirement Income	100%	3

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the NAV of many mutual funds, including these Funds. Such events during this period have included, but are not limited to, the seizure of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation by U.S. banking regulators, the bankruptcy filing of Lehman Brothers and sale of Merrill Lynch to Bank of America, and the government bailout of AIG. These companies represent financial institutions with which certain of the Funds conduct business and/or whose securities are or may be held by the Funds. The potential investment of each Fund’s investments in these issuers, and the financial sector in general, as reflected in each Fund’s schedule of investments, may expose investors to the negative (or positive) performance resulting from these and other events. U.S. Government Agency securities and collateral received by the Funds under various arrangements may include bonds issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2008, was as follows: (Total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when paid.)

	Distributions paid from
		Net	Total	Tax	Total
	Ordinary	Long-Term	Taxable	Exempt	Distributions
Fund	Income	Capital Gains	Distributions	Distributions	Paid

Destination 2010	$113,194	$—	$113,194	$—	$113,194

Destination 2015	217,190	—	217,190	—	217,190

Destination 2020	228,309	—	228,309	—	228,309

Destination 2025	187,152	—	187,152	—	187,152

2008 Annual Report 155

Notes to Financial Statements (Continued)
October 31, 2008

	Distributions paid from
		Net	Total	Tax	Total
	Ordinary	Long-Term	Taxable	Exempt	Distributions
Fund	Income	Capital Gains	Distributions	Distributions	Paid

Destination 2030	$170,026	$—	$170,026	$—	$170,026

Destination 2035	91,954	—	91,954	—	91,954

Destination 2040	66,360	—	66,360	—	66,360

Destination 2045	36,081	—	36,081	—	36,081

Destination 2050	45,672	—	45,672	—	45,672

Retirement Income	99,726	—	99,726	—	99,726

The tax character of distributions paid during the fiscal year ended October 31, 2007, was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from
		Net	Total	Tax	Total
	Ordinary	Long-Term	Taxable	Exempt	Distributions
Fund	Income	Capital Gains	Distributions	Distributions	Paid

Destination 2010	$3,792	$—	$3,792	$—	$3,792

Destination 2015	3,827	—	3,827	—	3,827

Destination 2020	3,883	—	3,883	—	3,883

Destination 2025	3,850	—	3,850	—	3,850

Destination 2030	3,804	—	3,804	—	3,804

Destination 2035	3,866	—	3,866	—	3,866

Destination 2040	3,875	—	3,875	—	3,875

Destination 2045	3,927	—	3,927	—	3,927

Destination 2050	3,890	—	3,890	—	3,890

Retirement Income	3,862	—	3,862	—	3,862

As of October 31, 2008, the components of accumulated earnings (deficit) on a tax basis were as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

					Total
	Undistributed	Undistributed		Unrealized	Accumulated
	Ordinary	Long-Term	Accumulated	Appreciation	Earnings
Fund	Income	Capital Gains	Earnings	(Depreciation)*	(Deficit)

Destination 2010	$47,400	$12,971	$60,371	$(2,138,368)	$(2,077,997)

Destination 2015	58,554	17,008	75,562	(5,313,193)	(5,237,631)

Destination 2020	42,916	20,747	63,663	(5,794,943)	(5,731,280)

Destination 2025	48,003	31,495	79,498	(5,323,872)	(5,244,374)

Destination 2030	46,028	32,844	78,872	(5,775,163)	(5,696,291)

Destination 2035	32,617	14,139	46,756	(3,294,769)	(3,248,013)

Destination 2040	13,766	18,485	32,251	(2,415,326)	(2,383,075)

Destination 2045	13,762	19,103	32,865	(1,204,311)	(1,171,446)

Destination 2050	14,192	10,012	24,204	(1,321,083)	(1,296,879)

156 Annual Report 2008

Total
	Undistributed	Undistributed		Unrealized	Accumulated
	Ordinary	Long-Term	Accumulated	Appreciation	Earnings
Fund	Income	Capital Gains	Earnings	(Depreciation)*	(Deficit)

Retirement Income	$48,670	$4,339	$53,009	$(1,050,281)	$(997,272)

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of October 31, 2008, the tax cost of securities and the breakdown of unrealized appreciation / (depreciation) for each Fund were as follows:

				Net Unrealized
	Tax Cost	Unrealized	Unrealized	Appreciation
Fund	of Securities	Appreciation	Depreciation	(Depreciation)

Destination 2010	$10,939,632	$—	$(2,138,368)	$(2,138,368)

Destination 2015	25,142,304	—	(5,313,193)	(5,313,193)

Destination 2020	26,279,279	—	(5,794,943)	(5,794,943)

Destination 2025	23,314,309	—	(5,323,872)	(5,323,872)

Destination 2030	23,320,510	—	(5,775,163)	(5,775,163)

Destination 2035	12,657,624	—	(3,294,769)	(3,294,769)

Destination 2040	9,414,256	—	(2,415,326)	(2,415,326)

Destination 2045	4,259,757	—	(1,204,311)	(1,204,311)

Destination 2050	4,708,100	—	(1,321,083)	(1,321,083)

Retirement Income	6,768,691	—	(1,050,281)	(1,050,281)

As of October 31, 2008, for Federal income tax purposes, the Funds did not have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations.

2008 Annual Report 157

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Destination 2010 Fund, Nationwide Destination 2015 Fund, Nationwide Destination 2020 Fund, Nationwide Destination 2025 Fund, Nationwide Destination 2030 Fund, Nationwide Destination 2035 Fund, Nationwide Destination 2040 Fund, Nationwide Destination 2045 Fund, Nationwide Destination 2050 Fund and Nationwide Retirement Income Fund (ten series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2008, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for the year then ended and for the period August 30, 2007 (commencement of operations) through October 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2008

158 Annual Report 2008

Supplemental Information
(Unaudited)

1) Other Federal Tax Information

For the year ended October 31, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2008 Form 1099-DIV.

For the year ended October 31, 2008, the following Funds paid qualified dividend income:

Qualified
Dividend
Fund	Income

Destination 2010	$25,418

Destination 2015	63,750

Destination 2020	83,346

Destination 2025	76,706

Destination 2030	82,383

Destination 2035	45,017

Destination 2040	37,971

Destination 2045	17,903

Destination 2050	18,848

Retirement Income	9,303

For the taxable year ended October 31, 2008, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends
Received
Fund	Deduction

Destination 2010	17%

Destination 2015	21%

Destination 2020	25%

Destination 2025	29%

Destination 2030	33%

Destination 2035	32%

Destination 2040	37%

Destination 2045	32%

Destination 2050	25%

Retirement Income	9%

2008 Annual Report 159

Management Information
(Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of
			Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex	Other
Name, Address	and Length of	Principal Occupation(s)	Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]

Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	94	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee Since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting group) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	94	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	94	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST, a global management consulting firm.	94	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee Since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 to June 2000 and President & CEO from June 1992 to October 1999.	94	None

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust (Continued)

			Number of
			Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex	Other
Name, Address	and Length of	Principal Occupation(s)	Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 – 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	94	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts; Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	94	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee Since 1995 and Chairman Since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology orientated investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	94	None

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
[3]	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFA, the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, are wholly-owned subsidiaries of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Management Information (Continued)
(Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund	Other
	with the Trust		Complex	Directorships
Name, Address	and Length of	Principal Occupation(s)	Overseen	Held by
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Trustee[3]

Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee Since February 2000[4]	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	94	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

Michael S. Spangler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1966	President and Chief Executive Officer since June 2008[5]
Mr. Spangler is the President and Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC [2] and Nationwide Fund Distributors LLC [2], and is a Senior Vice President of Nationwide Financial Services, Inc.[2] From May 2004 until May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc., and Vice President and Director of Touchstone Investments Business Operations from July 2002 until May 2004.
			N/A	N/A

Stephen T. Grugeon Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Executive Vice President and Chief Operating Officer since June 2008[6]
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. [2] Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company and includes Nationwide SA Capital Trust. [2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation, a subsidiary of NWD Investments, from 1999 through 2003.[2]
			N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer Since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]
			N/A	N/A

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust (Continued)

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund	Other
	with the Trust		Complex	Directorships
Name, Address	and Length of	Principal Occupation(s)	Overseen	Held by
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Trustee[3]
Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary Since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007). [2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Management Information (Continued)
(Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust (Continued)

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund	Other
	with the Trust		Complex	Directorships
Name, Address	and Length of	Principal Occupation(s)	Overseen	Held by
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Trustee[3]
Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008
Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008). [2] From January 2006 through April 2007, Mr. Butler was Vice President – Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President – Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	This position is held with an affiliated person or principal underwriter of the Trust.
[3]	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mr. Shisler resigned as a Trustee of the Trust effective September 19, 2008.
[5]	Prior to June 30, 2008, Mr. Grugeon served as the Trust’s acting President and Chief Executive Officer. Prior to February 2008, Mr. John H. Grady was the President and Chief Executive Officer.
[6]	From February 2008 through June 2008, Mr. Grugeon also served as acting President and Chief Executive Officer of Nationwide Mutual Funds, Nationwide Variable Insurance Trust and Nationwide Funds Group.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

1200 River Road, Suite 1000
Conshohocken, PA 19428
nationwidefunds.com

Nationwide, the Nationwide Framemark, Nationwide Funds and On Your Side are federally registered service marks of Nationwide Mutual Insurance Company. Nationwide Funds Group is a service mark of Nationwide Mutual Insurance Company

©2008 Nationwide Funds Group.
All rights reserved.

AR-TD 12/08

Item 2. Code of Ethics.
Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why the registrant has not done so.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (said code of ethics hereinafter referred to as the “Code of Ethics”). This Code of Ethics is included as Exhibit 12 (a)(1).
The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.
If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.
During the twelve-month period prior to the period covered by this report, the registrant’s Code of Ethics: (i) was amended, effective as of May 1, 2007, to reflect the “rebranding” change in the registrant’s name and in the names of certain affiliated service providers from a “Gartmore” brand name to a “Nationwide” brand name; and (ii) was revised, effective as of October 1, 2007, to reflect the changes in the “Covered Officers” under the Code of Ethics.
During the period covered by the report, with respect to the registrant’s Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, except as noted hereinbelow, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code of Ethics definition enumerated in paragraph (b) of this Item 2.
During the period covered by the report, the registrant’s Code of Ethics: (1) was further revised, effective as of July 1, 2008, and as of November 1, 2008, to reflect the changes in the “Covered Officers” under the Code of Ethics (these revisions are not deemed to be material changes to the registrant’s Code of Ethics); and (2) was further amended, effective as of December 3, 2008, to clarify: (i) the role, responsibilities, and duties of “Covered Officers” and “Designated Persons” under the Code of Ethics; (ii) certain general principles and guiding principles set forth under the Code of Ethics; (iii) those conflict-of-interest situations that always should be discussed by a “Covered Officer” with an appropriate “Designated Person;” and (iv) the disclosure obligations of “Covered Officers.”

Item 3. Audit Committee Financial Expert.
(a)	(1)	Disclose that the registrant’s board of directors has determined that the registrant either:
(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.
(2)	If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:
(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. § 80a-2(a)(19)).
(3)	If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, the registrant must explain why the registrant does not have an audit committee financial expert.
3(a)(1)	The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on board’s audit committee.

3(a)(2)	The audit committee financial expert of the registrant’s board of trustees is Charles E. Allen, who, for purposes of this Item 3 of Form N-CSR, is an “independent” trustee of the registrant.
Item 4. Principal Accountant Fees and Services.
     (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
     (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
     (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
     (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

4(a) through 4(d): The information in the table below is provided for services rendered to the registrant by the registrant’s principal accountant, PricewaterhouseCoopers LLP (“PwC”), for the registrant’s fiscal years ended October 31, 2007, and October 31, 2008.

	2007		2008
Audit Fees	$651,713		$467,580
Audit-Related Fees	$14,000	[1]	$0
Tax Fees	$183,919	[2]	$135,420
All Other Fees	$0		$0

Total	$852,632		$603,000

[1]	Includes fees related to the Financial Accounting Standards Board’s FIN 48, Accounting for Uncertainty in Income Taxes.

[2]	Relates to consents provided for registration statements.
The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Nationwide Fund Advisors (“NFA”), and any service provider to the registrant controlling, controlled by, or under common control with NFA that provided ongoing services to the registrant (hereinafter referred to collectively as the “Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2007, and October 31, 2008.

	2007	2008
Audit-Related Fees	None	None
Tax Fees	$15,000 [1]	$48,880 [2]
All Other Fees	None	None

Total	$15,000 [1]	$48,880 [2]

[1]	Relates to expatriate tax compliance and advisory services to NWD Investments, Inc., for employees on international assignment including local tax return preparation in overseas locations.

[2]	Relates to tax fees in connection with the review of distributions for twenty-six funds of the registrant that merged into Aberdeen Funds in June 2008.
     (e)     (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
               (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
4(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (the “Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the principal accountant to the registrant and (ii) all permissible non-audit services to be provided by the principal accountant to NFA and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate the Committee’s responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at the Committee’s next regularly-scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).

The Committee also may establish detailed pre-approval policies and procedures for pre-approval of these services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than NFA or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all said permissible non-audit services provided to the registrant, NFA, and any Covered Services Provider constitutes not more than five percent (5%) of the total amount of revenues paid by the registrant to the registrant’s principal accountant during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) these services are promptly brought to the attention of the Committee and approved by the Committee (or the Committee’s delegate(s)) prior to the completion of the audit.
4(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, for the registrant’s fiscal years ended October 31, 2007, and October 31, 2008:

	2007	2008
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

Total	None	None
The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to NFA and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant’s fiscal years ended October 31, 2007, and October 31, 2008:

	2007	2008
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

Total	N/A	N/A
     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.
4(f) Not Applicable: The percentage of hours expended to audit the registrant’s financial statements for the fiscal-year ended October 31, 2008, that were attributed to work performed by persons other than PwC’s full-time, permanent employees was not over fifty percent (50%).
     (g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.
4(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant and service affiliates for the fiscal-years ended October 31, 2007, and October 31, 2008, were $0 and $0, respectively.

     (h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
4(h) The registrant’s Audit Committee has considered whether the provision by PwC of non-audit services to NFA and Covered Services Providers, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X because these services did not directly relate to the registrant’s operations and financial reporting, is compatible with maintaining PwC’s independence.
Item 5. Audit Committee of Listed Registrants.
(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.
Item 6. Investments.
(a)	File Schedule I — Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of the Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

This schedule is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. § 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.
Not Applicable: The registrant is an open-end management investment company, not a closed-end management investment company.
Item 8. Portfolio Managers of Closed-End Management Investment Company.
If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.
Not Applicable: The registrant is an open-end management investment company, not a closed-end management investment company.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR § 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. § 781).
Not Applicable: The registrant is an open-end management investment company, not a closed-end management investment company.
Item 10. Submission of Matters to a Vote of Security Holders.
Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101), or this Item.

The Independent Trustees and the Board of Trustees of the registrant adopted a formal, written “Policy Regarding Shareholder Submission of Trustee Candidates,” as well as a formal, written “Statement of Policy On Criteria For Selecting Trustees,” on June 9, 2005, and June 10, 2005, respectively. Neither this policy nor this statement of policy has been materially changed since the Board of Trustees adoption of the policy and the statement of policy, respectively. The Nominating and Fund Governance Committee of the Board of Trustees (the “NFGC”) and the Board of Trustees, however, on November 11, 2005, and January 12, 2006, respectively, approved amendments to this policy; these amendments to the policy, though, concern the criteria for selecting candidates for Trustees and the characteristics expected of candidates for Trustees, as set forth in the Exhibit A, “Statement of Policy On Criteria For Selecting Trustees,” to the policy and, arguably, may not be deemed to be material changes to the policy.
Item 11. Controls and Procedures.
(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or 240.15d-15(b)).
The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
     (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
     (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.
     The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2).

          Certifications pursuant to Rule 30a-2(a) are attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR § 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to ten (10) or more persons.
          Not Applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.
          Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NATIONWIDE MUTUAL FUNDS

By (Signature and Title)	/s/ JOSEPH FINELLI

	Name:	Joseph Finelli
	Title:	Principal Financial Officer
	Date:	January 9, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ MICHAEL S. SPANGLER

	Name:	Michael S. Spangler
	Title:	Principal Executive Officer
	Date:	January 9, 2009

By (Signature and Title)	/s/ JOSEPH FINELLI

	Name:	Joseph Finelli
	Title:	Principal Financial Officer
	Date:	January 9, 2009